U.S. SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM N-1A

          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]

                         Pre-Effective Amendment No. __


                         Post-Effective Amendment No. 37


                                     and/or
       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [X]


                                Amendment No. 40


                        (Check appropriate box or boxes)

                          WILLIAMSBURG INVESTMENT TRUST
               (Exact Name of Registrant as Specified in Charter)

                         135 Merchant Street, Suite 230
                             Cincinnati, Ohio 45246
                    (Address of Principle Executive Offices)

       Registrant's Telephone Number, including Area Code: (513) 587-3400

                             W. Lee H. Dunham, Esq.
                            Sullivan & Worcester LLP
                             One Post Office Square
                           Boston, Massachusetts 02109
                     (Name and Address of Agent for Service)

                                   Copies to:
                              John F. Splain, Esq.
                           Ultimus Fund Solutions, LLC
                         135 Merchant Street, Suite 230
                             Cincinnati, Ohio 45246

It is proposed that this filing will become effective (check appropriate box):


/   / immediately  upon filing  pursuant to paragraph(b)
/ X / on August 1, 2002 pursuant to paragraph(b)
/   / 60 days after filing pursuant to paragraph(a)(1)
/   / on (date) pursuant to paragraph(a)(1)
/   / 75 days after filing pursuant to paragraph(a)(2)
/   / on (date) pursuant to paragraph (a)(2) of Rule 485


If appropriate, check the following box:

/ / This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

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                               [GRAPHIC OMITTED]

                                      THE

                            FLIPPIN, BRUCE & PORTER

                                     FUNDS

                      =================================

                           FBP CONTRARIAN EQUITY FUND
                          FBP CONTRARIAN BALANCED FUND





                                   PROSPECTUS


                                 AUGUST 1, 2002





                                 NO-LOAD FUNDS



These securities have not been approved nor disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

================================================================================

                               TABLE OF CONTENTS
================================================================================
Risk/Return Summary .......................................................    3
Synopsis of Costs and Expenses ............................................    7

Additional Investment Information .........................................    8

How to Purchase Shares ....................................................   12
How to Redeem Shares ......................................................   15
How Net Asset Value is Determined .........................................   16
Management of the Funds ...................................................   17
Dividends, Distributions and Taxes ........................................   18
Financial Highlights ......................................................   19

Customer Privacy Policy ...................................................   22


                  --------------------------------------------
                               INVESTMENT ADVISOR
                         Flippin, Bruce & Porter, Inc.
                              Lynchburg, Virginia

                  --------------------------------------------

OFFICERS
John M. Flippin, President
John T. Bruce, Vice President
 and Portfolio Manager
R. Gregory Porter, III, Vice President

TRUSTEES
Austin Brockenbrough, III
John T. Bruce
Charles M. Caravati, Jr.
J. Finley Lee, Jr.
Richard Mitchell
Richard L. Morrill
Harris V. Morrissette
Erwin H. Will, Jr.
Samuel B. Witt, III


================================================================================

RISK/RETURN SUMMARY
================================================================================
The FBP Contrarian Equity Fund and the FBP Contrarian Balanced Fund are NO-LOAD, diversified, open-end series of the Williamsburg Investment Trust, a registered management investment company commonly known as a "mutual fund." Each Fund represents a separate mutual fund with its own investment objectives and policies.

WHAT ARE THE FUNDS' INVESTMENT OBJECTIVES?
The investment objective of the FBP CONTRARIAN EQUITY FUND (the "Equity Fund") is long term growth of capital through investment in a diversified portfolio comprised primarily of equity securities, with current income as a secondary objective.

The investment objective of the FBP CONTRARIAN BALANCED FUND (the "Balanced Fund") is long term capital appreciation and current income through investment in a balanced portfolio of equity and fixed income securities assuming a moderate level of investment risk.

WHAT ARE THE FUNDS' PRINCIPAL INVESTMENT STRATEGIES?
In seeking to achieve the investment objectives of both the Equity Fund and the Balanced Fund, a "contrarian" investment strategy is used. Contrarian investing seeks to acquire the securities of companies which, in the Advisor's judgment, are undervalued, usually because they are out of favor with most of the investment community. A company's securities may be out of favor due to earnings declines, business or economic cycle slumps, competitive problems, litigation, product obsolescence and other reasons. FBP Contrarian Equity Fund The Equity Fund will invest in a variety of companies, industries and economic sectors to seek the best opportunities for capital appreciation and growth with limited risk. The Fund will be primarily invested in the securities of established companies having operating histories of 10 years or longer and having a market capitalization of $500 million or more.

The Equity Fund intends to remain fully invested at all times. Under normal circumstances, equity securities will comprise 80-100% of the Fund's net assets, while money market instruments will comprise 0-20%. Fund shareholders will be provided with at least 60 days' prior notice of any change in this policy. The use of money market instruments enables the Fund to earn interest while satisfying its working capital needs, such as the accumulation of liquid reserves for anticipated acquisition of portfolio securities.

FBP CONTRARIAN BALANCED FUND
The Balanced Fund invests in both equity and fixed income securities. Equity securities are acquired for capital appreciation or a combination of capital appreciation and income. Fixed income securities, which include corporate debt obligations and U.S. Government obligations, are acquired for income and secondarily for capital appreciation.

The percentage of assets invested in equities, fixed income securities and money market instruments will vary from time to time depending upon the Advisor's judgment of general market and economic conditions, trends in yields and interest rates and changes in fiscal or monetary policies. Depending upon the Advisor's determination of market and economic conditions, investment emphasis may be placed on equities or fixed income securities as reflected in the table below.

This allocation between stocks and bonds creates an opportunity for investors to receive competitive returns of capital growth and income while maintaining diversification. Under normal circumstances, the Balanced Fund's portfolio allocation ranges will be as follows:

                         % of Net Assets
                         ---------------
                         Equity Securities          40-70%
                         Fixed Income Securities    25-50%
                         Money Market Instruments    0-35%

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE FUNDS?
The return on and value of an investment in each of the Funds will fluctuate in response to stock market movements. Stocks and other equity securities are subject to market risks and fluctuations in value due to earnings, economic conditions and other factors beyond the control of the Advisor. A Fund's portfolio might also decrease in value in response to the activities and financial prospects of an individual company in the portfolio. The Funds' method of security selection may not be successful and the Funds may underperform the stock market as a whole. As a result, there is a risk that you could lose money by investing in the Funds.

The fixed income securities in which the Balanced Fund will invest are also subject to fluctuation in value. Such fluctuations may be based on changes in interest rates or in the creditworthiness of individual issuers, which may result from adverse business and economic developments or proposed corporate transactions, such as a leveraged buy-out or recapitalization of the issuer.

The Funds may write covered call options. If the Advisor is incorrect in its expectations and the market price of a stock subject to a call option rises above the exercise price of the option, the Funds will lose the opportunity for further appreciation of that security.

The contrarian approach of the Advisor searches for securities that are "out of favor" in the market. If securities selected by the Advisor never regain a favorable position in the market, the Funds may not realize their investment objectives.

PERFORMANCE SUMMARY


The bar charts and performance tables shown below provide an indication of the risks and variability of investing in the Funds by showing changes in the performance of the Funds from year to year and by showing how the average annual total returns of the Funds for 1, 5, and 10 years compare with those of a broad measures of market performance. How the Funds have performed in the past (before and after taxes) is not necessarily an indication of how the Funds will perform in the future.

                           FBP CONTRARIAN EQUITY FUND


     1994     1995     1996     1997     1998     1999     2000     2001
     ----     ----     ----     ----     ----     ----     ----     ----
     4.62%   30.41%   22.76%   25.42%   17.92%    3.72%   -1.92%   11.38%


During the period shown in the bar chart, the highest return for a quarter was 24.61% during the quarter ended December 31, 1998 and the lowest return for a
quarter  was  -15.36%   during  the  quarter  ended   September  30,  1998.


The year-to-date return through June 30, 2002 is -12.62%.

The impact of taxes is not reflected in the bar chart; if reflected, returns would be less than those shown.

                          FBP CONTRARIAN BALANCED FUND


  1992    1993    1994    1995    1996    1997    1998    1999    2000    2001
  ----    ----    ----    ----    ----    ----    ----    ----    ----    ----
 14.37%   9.96%   1.86%  25.68%  16.56%  20.63%  15.14%   5.31%   1.05%   9.92%


During the period shown in the bar chart, the highest return for a quarter was 16.44% during the quarter ended December 31, 1998 and the lowest return for a
quarter  was  -10.04%   during  the  quarter  ended   September  30,  1998.


The year-to-date  return through June 30, 2002 is -8.91%.

The impact of taxes is not reflected in the bar chart; if reflected, returns would be less than those shown.

        AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2001

The table below shows how each Fund's average annual total returns compare with those of broad measures of market performance. The table also presents the impact of taxes on the Funds' returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

FBP CONTRARIAN EQUITY FUND

                                                                                        SINCE
                                                                                      INCEPTION
                                                   ONE YEAR        FIVE YEARS      (JULY 30, 1993)
                                                   --------        ----------      ---------------
Return Before Taxes                                 11.38%           10.88%             13.71%
Return After Taxes on Distributions                 11.01%           10.09%             12.72%
Return After Taxes on Distributions
 and Sale of Fund Shares                             6.92%            8.69%             11.22%

Standard & Poor's 500 Index(1) (reflects
 no deduction for fees, expenses, or taxes)        -11.88%           10.71%             13.90%


FBP CONTRARIAN BALANCED FUND
                                                   ONE YEAR        FIVE YEARS      TEN YEARS
                                                   --------        ----------      ---------
Return Before Taxes                                 9.92%             10.19%         11.79%
Return After Taxes on Distributions                 8.01%              8.18%          9.89%
Return After Taxes on Distributions
 and Sale of Fund Shares                            6.81%              7.73%          9.19%

Standard & Poor's 500 Index(1) (reflects
 no deduction for fees, expenses, or taxes)       -11.88%             10.71%         12.94%

Lipper Balanced Fund Index(2)
 (reflects no deduction for taxes)                 -3.24%              8.37%          9.54%


(1)  The Standard & Poor's 500 Index is a widely recognized, unmanaged index of common stock prices.
(2)  The Lipper Balanced Fund Index is an average of the annual returns of balanced mutual funds tracked by Lipper, Inc.

SYNOPSIS OF COSTS AND EXPENSES
================================================================================
THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY IF YOU BUY AND HOLD SHARES OF THE FUNDS.

SHAREHOLDER FEES (fees paid directly from your investment):     None

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets):

                                                      EQUITY         BALANCED
                                                       FUND            FUND
                                                      ------           -----
Management Fee .................................       0.70%           0.70%

Administrator's Fees ...........................       0.13%           0.14%
Other Expenses .................................       0.14%           0.14%
                                                      ------           -----
Total Annual Fund Operating Expenses ...........       0.97%           0.98%
                                                      ======           =====


EXAMPLE
This Example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. It assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that a Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                              EQUITY        BALANCED
                               FUND           FUND
                              ------        -------

l Year ................      $   99         $  100
3 Years ...............         309            312
5 Years ...............         536            542
10 Years ..............       1,190          1,201

ADDITIONAL INVESTMENT INFORMATION
================================================================================


INVESTMENT OBJECTIVES
The investment objective of the FBP CONTRARIAN EQUITY FUND is long term growth of capital through investment in a diversified portfolio comprised primarily of equity securities. As current income is a secondary objective, any income produced will be a by-product of the effort to achieve the Equity Fund's primary objective.

The investment objective of the FBP CONTRARIAN BALANCED FUND is long term capital appreciation and current income by investing in a balanced portfolio of equity and fixed income securities assuming a moderate level of investment risk.

The Funds are not intended to be a complete investment program and there can be no assurance that the Funds will achieve their investment objectives. The investment objective of each Fund may not be altered without the prior approval of a majority (as defined by the Investment Company Act of 1940) of the Fund's shares.


INVESTMENT STRATEGIES


The concept of "contrarian" investing used in both the Equity Fund and the Balanced Fund seeks to acquire the securities of companies which, in the Advisor's judgment, are undervalued in the securities markets. Candidates for such contrarian investment will usually be the equity securities of domestic, established companies.

The Advisor believes that the securities of well managed companies which may be temporarily out of favor due to earnings declines or other adverse developments, such as competitive problems, litigation or product obsolescence, are likely to provide a greater total investment return than securities of companies which are favored by most investors because of actual or anticipated favorable developments. The reason, in the Advisor's opinion, is that the prices of securities of "out of favor" companies often tend to be driven lower than fundamentally derived values because of overly pessimistic investor expectations, while the prices of securities of "in favor" companies tend to be driven higher than fundamentally derived values because of overly optimistic investor perceptions.

No assurance can be given, of course, that the Advisor will be correct in its expectations of recovery for the securities selected for the Funds' portfolios. While portfolio securities are generally acquired for the long term, they will be sold when the Advisor believes that:

     o the anticipated price appreciation has been achieved or is no longer probable;

     o    alternate investments offer superior total return prospects; or

     o    the risk of decline in market value is increased.

In an attempt to reduce overall portfolio risk, provide stability, and to meet operations and cash needs of both of the Funds, and generate income for the Balanced Fund, the Advisor allocates a portion of the Equity Fund's assets to money market instruments, and a portion of the Balanced Fund's assets to fixed income securities as well as money market instruments. As a temporary defensive measure, when the Advisor determines that market conditions warrant, the Equity Fund and the Balanced Fund may depart from their normal investment objective and money market instruments may be emphasized, even to the point that 100% of either Fund's assets may be so invested. When a temporary defensive position is taken by a Fund, it may not be able to achieve its investment objective.

EQUITY SELECTION. The Advisor will invest the Funds' assets among various companies, industries and economic sectors in an attempt to take advantage of what the Advisor believes are the best opportunities for capital appreciation and growth with limited risk.

The Equity Fund and the equity portion of the Balanced Fund will be primarily invested in the securities of established companies, having operating histories of 10 years or longer and having a market capitalization of $500 million or more, which are undervalued in the Advisor's opinion. In determining whether an equity security is undervalued, the Advisor considers, among other things:

     o    research material generated by the brokerage community;

     o    investment and business publications and general investor attitudes;

     o valuation with respect to price-to-book value, price-to-sales, price-to-cash flow, price-to-earnings ratios and dividend yield, compared to historical valuations and future prospects for the company as judged by the Advisor; and

     o    periodic company reports and announcements.

In order to implement the Funds' contrarian strategy, the Advisor allocates the total portfolio of the Equity Fund, and the equity portion of the Balanced Fund's portfolio as follows:

Freshly identified contrarian securities will normally comprise approximately 25% of the equities held by each Fund. Such securities will be of companies which the Advisor believes have reached the low point of their business cycle and have, as a result, fallen out of favor with most of the investment community. Such companies must, in the Advisor's assessment, possess the capability to achieve full recovery of business and economic viability, as well as investment community favor, within a typical time frame of from 3 to 4 years.

Securities of recovering companies will normally comprise approximately 50% of the equities held by each Fund. Such companies will be evidencing varying degrees of recovery from their business cycle low points and the investment community will, in varying degrees, be recognizing this recovery. Recognition may take many forms, some of which may be in the form of favorable research reports and purchase recommendations by brokerage firms and other investment professionals, renewed institutional interest in the form of reported large block purchase transactions and/or favorable market price movements relative to the stock market as a whole. Such securities, considered by many to be so called "value" purchases, are considered by the Advisor to have attractive potential for long term capital appreciation and growth.

Securities of recovered companies will normally comprise approximately 25% of the equities held by each Fund. These once contrarian issues are now at or near the top of the Advisor's growth and price expectations, have generally achieved renewed favor of the investment community and are, generally, candidates for the option writing activities described herein or for other disposition in order to realize their capital gains potential.

FIXED INCOME SELECTION. The Balanced Fund's fixed income investments may include corporate debt obligations and U.S. Government obligations. The Balanced Fund will generally invest in obligations which mature in 1 to 10 years from the date of purchase except when, in the Advisor's opinion, long term interest rates are expected by the Advisor to be in a declining trend, in which case maturities may extend to thirty years.

Corporate debt obligations will consist primarily of "investment grade" securities rated at least Baa by Moody's Investors Service, Inc. ("Moody's") or BBB by Standard & Poor's Ratings Group ("S&P") or, if not rated, of equivalent quality in the opinion of the Advisor. Corporate debt obligations are acquired primarily for their income return and secondarily for capital appreciation. Those acquired for their capital appreciation potential may be "contrarian" issues as described herein. For example, fixed income securities of companies and/or industries at the low point of their business cycle often experience a downgrading of their quality ratings by Moody's, S&P or other rating services, generally resulting in reduced prices for such securities. The Advisor believes such downgraded debt obligations often represent opportunities for capital appreciation as well as current income and will acquire such securities after a downgrading where it believes that the company's financial condition (and therefore its quality ratings) will be improving. Such downgraded securities will usually be rated less than A by Moody's and S&P.

The Advisor expects that U.S. Government obligations will normally comprise at least 10% of the Balanced Fund's total assets. U.S. Government obligations include direct obligations of the U.S. Treasury and securities issued or guaranteed as to interest and principal by agencies or instrumentalities of the U.S. Government, including those subject to repurchase agreements. While obligations of some U.S. Government sponsored entities are supported by the full faith and credit of the U.S. Government, several are supported by the right of the issuer to borrow from the U.S. Government, and still others are supported only by the credit of the issuer itself. The guarantee of the U.S. Government does not extend to the yield or value of the U.S. Government obligations held by the Fund or to the Fund's shares.

MONEY MARKET INSTRUMENTS. Money market instruments mature in 13 months or less from the date of purchase and include U.S. Government obligations and corporate debt securities (including those subject to repurchase agreements), bankers' acceptances and certificates of deposit of domestic branches of U.S. banks, and commercial paper, including variable amount demand master notes. At the time of purchase, money market instruments will have a short-term rating in the highest category by Moody's or S&P or, if not rated, will have been issued by a corporation having an outstanding unsecured debt issue rated A or better by Moody's or S&P or, if not so rated, of equivalent quality in the Advisor's opinion.

OPTIONS. When the Advisor believes that individual portfolio securities held by the Funds are approaching the top of the Advisor's growth and price expectations, covered call options ("calls") may be written (sold) against such securities. When a Fund writes a call, it receives a premium and agrees to sell the underlying security to a purchaser of a corresponding call at a specified price ("strike price") by a future date ("exercise date"). To terminate its obligation on a call the Fund has written, it may purchase a corresponding call in a "closing purchase transaction". A profit or loss will be realized, depending upon whether the price of the closing purchase transaction is more or less than the premium (net of transaction costs) previously received on the call written. A Fund may realize a profit if the call it has written lapses unexercised, in which case the Fund keeps the premium and retains the underlying security as well. If a call written by a Fund is exercised, the Fund forgoes any possible profit from an increase in the market price of the underlying security over the exercise price plus the premium received. The Funds write options only for hedging purposes and not for speculation, and the aggregate value of the underlying obligations will not exceed 25% of a Fund's net assets. If the Advisor is incorrect in its expectations and the market price of a security subject to a call option rises above the exercise price of the option, the Funds will lose the opportunity for further appreciation of that security.

The Funds will only write options which are issued by the Options Clearing Corporation and listed on a national securities exchange. Call writing affects the Funds' portfolio turnover rate and the brokerage commissions paid. Commissions for options, which are normally higher than for general securities transactions, are payable when writing calls and when entering into closing purchase transactions.

RISK CONSIDERATIONS
To the extent that the Equity Fund's portfolio is fully invested in equity securities, and the major portion of the Balanced Fund's portfolio is invested in equity securities, it may be expected that the net asset value of each Fund will be subject to greater fluctuation than a portfolio containing mostly fixed income securities. Stocks and other equity securities are subject to inherent market risks (rapid increase or decrease in value or liquidity of the security) and fluctuations in value due to earnings, economic conditions and other factors beyond the control of the Advisor. Securities in the Funds' portfolios may not perform as well as the market as a whole and some undervalued securities my continue to be undervalued for long periods of time. In addition, there is the risk that "out of favor" companies, selected by the Advisor, will never regain a favorable position in the market. As a result, there is a risk that you could lose money by investing in the Funds.

The value of the Balanced Fund's fixed income securities will generally vary inversely with the direction of prevailing interest rate movements. Consequently, should interest rates increase or the creditworthiness of an issuer deteriorate, the value of the Balanced Fund's fixed income securities would decrease in value, which would have a depressing influence on the Balanced Fund's net asset value.

At times when fixed income investments are emphasized, the Balanced Fund's net asset value would not be subject to as much stock market volatility but may be expected to fluctuate inversely with the direction of interest rates. The Advisor believes that, by utilizing the investment policies described herein, the Balanced Fund's net asset value may not rise as rapidly or as much as the stock market (as represented by the S&P 500 Index) during rising market cycles, but that during declining market cycles, the Balanced Fund would not suffer as great a decline in its net asset value as the S&P 500 Index. This should result, in the Advisor's opinion, in the Balanced Fund and its shareholders experiencing less volatile year-to-year total returns than would be experienced by the S&P 500 Index.

Corporate debt obligations rated less than A have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to pay principal and interest than is the case with higher grade securities.

HOW TO PURCHASE SHARES
================================================================================
There are NO SALES COMMISSIONS charged to investors. You may obtain assistance in opening an account from Ultimus Fund Solutions, LLC (the "Administrator") by calling 1-866-738-1127, or by writing to the Funds at the address shown below for regular mail orders. You may also obtain assistance through any broker-dealer authorized to sell shares of the Funds. The broker-dealer may charge you a fee for its services.

Your investment will purchase shares at a Fund's net asset value ("NAV") next determined after your order is received by the Funds in proper order as indicated herein. The minimum initial investment in the Funds is $25,000, or $1,000 for tax-deferred retirement accounts. The Funds may, in the Advisor's sole discretion, accept certain accounts with less than the stated minimum initial investment.


Payment must be made by check drawn on a U.S. bank and payable in U.S. dollars. All orders received in proper form by the Administrator, whether by mail, bank wire or facsimile order from a qualified broker-dealer, prior to the close of the regular session of trading on the New York Stock Exchange (the "Exchange") on any business day, generally 4:00 p.m. Eastern time, will purchase shares at the NAV next determined on that business day. If your order is not received by the close of the regular session of trading on the Exchange, your order will purchase shares at the NAV determined on the next business day.


You should be aware that the Funds' account application contains provisions in favor of the Funds, the Administrator and certain of their affiliates, excluding such entities from certain liabilities (including, among others, losses resulting from unauthorized shareholder transactions) relating to the various services made available to investors.

If an order to purchase shares is cancelled because your check does not clear, you will be responsible for any resulting losses or fees incurred by the Funds or the Administrator in the transaction.

REGULAR MAIL ORDERS. Please complete and sign the Account Application form accompanying this Prospectus and send it with your check, made payable to the appropriate Fund, and mail it to:

         The Flippin, Bruce & Porter Funds
         c/o Shareholder Services
         P.O. Box 46707
         Cincinnati, Ohio 45246-0707

BANK WIRE ORDERS. You may invest directly by bank wire. To establish a new account or add to an existing account by wire, please call the Funds at 1-866-738-1127 before wiring funds to advise the Funds of the investment, the dollar amount and the account registration. For initial purchases, you should be prepared to provide us, by mail or facsimile, with a completed, signed Account Application. This will ensure prompt and accurate handling of your investment. Please have your bank use the following wiring instructions to purchase by wire:


         U.S. Bank, N.A.

         ABA# 042000013
         For FBP Funds #19945-6740
         For either    FBP Contrarian Equity Fund or
                       FBP Contrarian Balanced Fund
         For {Shareholder name and account number or tax identification number}

It is important that the wire contain all the information and that the Funds receive prior telephone notification to ensure proper credit. Once your wire is sent you should, as soon as possible thereafter, complete and mail your Account Application to the Funds as described under "Regular Mail Orders" above.

ADDITIONAL INVESTMENTS. You may add to your account by mail or wire at any time by purchasing shares at the then current NAV as aforementioned. Before making additional investments by bank wire, please call the Funds at 1-866-738-1127 to alert the Funds that your wire is to be sent. Follow the wire instructions above to send your wire. When calling for any reason, please have your account number ready, if known. Mail orders should include, when possible, the "Invest by Mail" stub which is attached to your Fund confirmation statement. Otherwise, be sure to identify your account in your letter.

AUTOMATIC INVESTMENT PLAN. The automatic investment plan enables you to make regular monthly or quarterly investment in shares through automatic charges to your checking account. With your authorization and bank approval, the Administrator will automatically charge your checking account for the amount specified ($100 minimum) which will be automatically invested in shares at the NAV on or about the 15th day and/or the last business day of the month or both. You may change the amount of the investment or discontinue the plan at any time by writing to the Administrator.

EXCHANGE PRIVILEGE. You may use proceeds from the redemption of shares of either Fund to purchase shares of the other Fund. Shares of either Fund may also be exchanged for shares of the Ultimus Money Market Account. Shares of the Ultimus Money Market Account acquired via exchange may be re-exchanged for shares of either Fund at NAV.

There is no charge for this exchange privilege. Exchanges may only be made for shares of funds then offered for sale in your state of residence. Before making an exchange, you should read the Prospectus relating to the fund into which the shares are to be exchanged. The shares of the fund to be acquired will be purchased at the NAV next determined after acceptance of the exchange request by the Administrator. The exchange of shares of one fund for shares of another fund is treated, for federal income tax purposes, as a sale on which you may realize a taxable gain or loss. To prevent the abuse of the exchange privilege to the disadvantage of other shareholders, each Fund reserves the right to terminate or modify the exchange privilege upon 60 days' notice to shareholders.

HOW TO REDEEM SHARES
================================================================================
You may redeem shares of the Funds on each day that the Funds are open for business by sending a written request to the Funds. The Funds are open for business on each day the Exchange is open for business. Any redemption may be for more or less than the purchase price of your shares depending on the market value of the Funds' portfolio securities. All redemption orders received in proper form, as indicated herein, by the Administrator prior to the close of the regular session of trading on the Exchange, generally 4:00 p.m. Eastern time, will redeem shares at the NAV determined as of that business day's close of trading. Otherwise, your order will redeem shares on the next business day. You may also redeem your shares through a broker-dealer who may charge you a fee for its services.

The Board of Trustees reserves the right to involuntarily redeem any account having an account value of less than $1,000 (due to redemptions, exchanges or transfers, but not due to market action) upon 60 days' written notice. If you bring your account value up to the minimum required account value or more during the notice period, your account will not be redeemed. Redemptions from retirement plans may be subject to tax withholding.

If you are uncertain of the requirements for redemption, please contact the Administrator at 1-866-738-1127, or write to the address shown below.

Your request should be addressed to:

                  The Flippin, Bruce & Porter Funds
                  c/o Shareholder Services
                  P.O. Box 46707
                  Cincinnati, Ohio 45246-0707

Your request for redemption must include:

1) your letter of instruction or a stock assignment specifying the name of the applicable Fund, the account number, and the number of shares or dollar amount to be redeemed. This request must be signed by all registered shareholders in the exact names in which they are registered;

2)   any required signature guarantees (see "Signature Guarantees"); and

3) other supporting legal documents, if required in the case of estates, trusts, guardianships, custodianships, corporations, partnerships, pension or profit sharing plans, and other organizations.

Your redemption proceeds will be mailed to you within 3 business days after receipt of your redemption request. However, a Fund may delay forwarding a redemption check for recently purchased shares while it determines whether the purchase payment will be honored. You may reduce or avoid such delay (which may take up to 15 days) if you purchase by certified check or wire transfer. In such cases, the NAV next determined after receipt of your request for redemption will be used in processing your redemption and your redemption proceeds will be mailed to you upon clearance of your check to purchase shares.

You can choose to have redemption proceeds mailed to you at your address of record, your bank, or to any other authorized person, or you can have the proceeds sent by bank wire to your domestic bank ($5,000 minimum). You may not redeem shares of the Funds by wire on days on which your bank is not open for business. Redemption proceeds will only be sent to the bank account or person named in your Account Application currently on file with the Funds. You can change your redemption instructions any time you wish by filing a letter including your new redemption instructions with the Funds.


SIGNATURE GUARANTEES.
To protect your account and the Funds from fraud, signature guarantees are required to be sure that you are the person who has authorized a redemption in an amount over $25,000 or a change in registration or standing instructions for your account. Signature guarantees are required for (1) requests to redeem shares having a value of greater than $25,000, (2) change of registration requests, (3) requests to establish or change redemption services other than through your initial account application, and (4) if the name(s) or the address on your account has been changed within 30 days of your redemption request. Signature guarantees are acceptable from a member bank of the Federal Reserve System, a savings and loan institution, credit union, registered broker-dealer or a member firm of a U.S. Stock Exchange, and must appear on the written request for redemption or change of registration.


SYSTEMATIC WITHDRAWAL PLAN. If your shares of either Fund are valued at $25,000 or more at the current offering price, you may establish a Systematic Withdrawal Plan to receive a monthly or quarterly check in a stated amount of not less than $100. Each month or quarter as specified, the Funds will automatically redeem sufficient shares from your account to meet the specified withdrawal amount. You may establish this service whether dividends and distributions are reinvested or paid in cash. Systematic withdrawals may be deposited directly to your bank account by completing the applicable section on the Account Application form accompanying this Prospectus, or by writing the Funds.

HOW NET ASSET VALUE IS DETERMINED
================================================================================
The NAV of each Fund is determined on each business day that the Exchange is open for trading, as of the close of the Exchange (currently 4:00 p.m., Eastern time). NAV per share is determined by dividing the total value of all Fund securities (valued at market value) and other assets, less liabilities, by the total number of shares then outstanding. NAV includes interest on fixed income securities, which is accrued daily. See the Statement of Additional Information for further details.

Securities which are traded over-the-counter are priced at the last sale price, if available; otherwise, they are valued at the last quoted bid price. Securities traded on a national stock exchange will be valued based upon the closing price on the valuation date on the principal exchange where the security is traded. Fixed income securities will ordinarily be traded in the over-the-counter market and common stocks will ordinarily be traded on a national securities exchange, but may also be traded in the over-the-counter market. When market quotations are not readily available, fixed income securities may be valued on the basis of prices provided by an independent pricing service. The prices provided by the pricing service are determined with consideration given to institutional bid and last sale prices and take into account securities prices, yields, maturities, call features, ratings, institutional trading in similar groups of securities and developments related to specific securities. The Trustees will satisfy themselves that such pricing services consider all appropriate factors relevant to the value of such securities in determining their fair value. Calls written by the Funds are valued at the then current market quotation, using the ask price as of the close of each day on the principal exchanges on which they are traded. Securities and other assets for which no quotations are readily available will be valued in good faith at fair value using methods determined by the Board of Trustees.

MANAGEMENT  OF THE FUNDS
================================================================================
Subject to the authority of the Board of Trustees, Flippin, Bruce & Porter, Inc. (the "Advisor") provides a continuous program of supervision of each Fund's assets, including the composition of its portfolio, and furnishes advice and recommendations with respect to investments, investment policies and the purchase and sale of securities, pursuant to Investment Advisory Agreements with the Trust. The Advisor is also responsible for the selection of broker-dealers through which each Fund executes portfolio transactions, subject to brokerage policies established by the Trustees, and provides certain executive personnel to the Funds.

In addition to acting as investment advisor to the Funds, the Advisor also provides investment advice to corporations, trusts, pension and profit sharing plans, other business and institutional accounts and individuals. The address of the Advisor is 800 Main Street, Second Floor, Lynchburg, Virginia 24504.

John T. Bruce is primarily responsible for managing the portfolio of each Fund and has acted in this capacity since the Funds' inception. Mr. Bruce has been a principal of the Advisor since the founding of the firm in 1985.

Compensation of the Advisor with respect to each Fund, based upon the Fund's average daily net assets, is at the following annual rates: 0.70% on the first $250 million; 0.65% on the next $250 million; and 0.50% on assets over $500 million.

DIVIDENDS,  DISTRIBUTIONS  AND TAXES
================================================================================

Each Fund intends to remain qualified as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986 and will distribute all of its net investment income and net realized capital gains to shareholders. Shareholders are liable for taxes on distributions of net investment income and net realized capital gains of the Funds but, of course, shareholders who are not subject to tax on their income will not be required to pay taxes on amounts distributed to them. Each Fund intends to declare dividends from net investment income quarterly, payable in March, June, September and December, on a date selected by management. In addition, distributions may be made annually in December out of any net short-term or long-term capital gains derived from the sale of securities and premiums from expired options realized through October 31 of that year. Each Fund may make a supplemental distribution of capital gains at the end of its fiscal year. The nature and amount of all dividends and distributions will be identified separately when tax information is distributed by the Funds at the end of each year. The Funds intend to withhold 30% on taxable dividends and any other payments that are subject to such withholding and are made to persons who are neither citizens nor residents of the United States. Each Fund expects that its distributions will consist primarily of capital gains.


There is no fixed dividend rate, and there can be no assurance as to the payment of any dividends or the realization of any gains for either Fund. Current practice of the Funds, subject to the discretion of management, is for declaration and payment of income dividends during the last week of each calendar quarter. All dividends and capital gains distributions are reinvested in additional shares of the Funds unless you request in writing to receive dividends and/or capital gains distributions in cash. Your request must be received by the Funds prior to the record date to be effective as to the next dividend. Tax consequences to shareholders of dividends and distributions are the same if received in cash or if received in additional shares of the Funds.

FINANCIAL  HIGHLIGHTS
================================================================================

The financial highlights table is intended to help you understand the Funds' financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Funds (assuming reinvestment of all dividends and distributions). This information has been audited by Tait, Weller & Baker, whose report, along with the Funds' financial statements, are included in the annual report, which is available upon request.

                                             FBP CONTRARIAN EQUITY FUND

                                         SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
==========================================================================================================================
                                                                              YEARS ENDED MARCH 31,
                                                                     ------------------------------------
                                                        2002           2001          2000            1999          1998
--------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year .......     $     21.78    $     20.82    $     22.57    $     21.45    $     16.08
                                                      -------        -------        -------        -------        -------

Income (loss) from investment operations:
  Net investment income ....................            0.18           0.25           0.18           0.13           0.19
  Net realized and unrealized gains (losses)
   on investments ..........................            1.81           1.22          (1.38)          1.50           5.98
                                                      -------        -------        -------        -------        -------
Total from investment operations ...........            1.99           1.47          (1.20)          1.63           6.17
                                                      -------        -------        -------        -------        -------

Less distributions:
  Dividends from net investment income .....           (0.18)         (0.25)         (0.18)         (0.13)         (0.19)
  Distributions from net realized gains ....             --           (0.26)         (0.37)         (0.38)         (0.61)
                                                      -------        -------        -------        -------        -------
Total distributions ........................           (0.18)         (0.51)         (0.55)         (0.51)         (0.80)
                                                      -------        -------        -------        -------        -------

Net asset value at end of year .............     $     23.59    $     21.78    $     20.82    $     22.57    $     21.45
                                                      =======        =======        =======        =======        =======

Total return ...............................            9.19%          7.17%         (5.40%)         7.74%         38.90%
                                                      =======        =======        =======        =======        =======


Net assets at end of year (000's) ..........     $    62,657    $    54,950    $    55,791    $    44,978    $    35,322
                                                      =======        =======        =======        =======        =======



Ratio of expenses to average net assets ....            0.97%          0.98%          1.04%          1.08%          1.12%

Ratio of net investment income to
         average net assets ................            0.80%          1.18%          0.83%          0.63%          1.04%

Portfolio turnover rate ....................              15%            26%            20%            18%            10%



                                             FBP CONTRARIAN BALANCED FUND
                                         SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
==========================================================================================================================
                                                                              YEARS ENDED MARCH 31,
                                                                     ------------------------------------
                                                      2002(a)           2001          2000            1999          1998
--------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year .......   $       17.26    $     17.70    $     19.36    $     19.08    $     15.87
                                                      -------        -------        -------        -------        -------

Income (loss) from investment operations:
 Net investment income .....................            0.39           0.44           0.40           0.39           0.41
 Net realized and unrealized gains (losses)
  on investments ...........................            0.92           0.81          (0.74)          1.21           4.26
                                                      -------        -------        -------        -------        -------
Total from investment operations ...........            1.31           1.25          (0.34)          1.60           4.67
                                                      -------        -------        -------        -------        -------

Less distributions:
 Dividends from net investment income ......           (0.39)         (0.44)         (0.40)         (0.39)         (0.41)
 Distributions from net realized gains .....           (0.50)         (1.25)         (0.92)         (0.93)         (1.05)
                                                      -------        -------        -------        -------        -------
Total distributions ........................           (0.89)         (1.69)         (1.32)         (1.32)         (1.46)
                                                      -------        -------        -------        -------        -------

Net asset value at end of year .............   $       17.68    $     17.26    $     17.70    $     19.36    $     19.08
                                                      =======        =======        =======        =======        =======


Total return ...............................            7.73%          7.34%         (1.87%)         8.74%         30.22%
                                                      =======        =======        =======        =======        =======


Net assets at end of year (000's) ..........   $      52,809    $    50,096    $    59,673    $    64,963    $    55,940
                                                      =======        =======        =======        =======        =======


Ratio of expenses to average net assets ....            0.98%          0.99%          1.02%          1.04%          1.04%

Ratio of net investment income to
 average net assets ........................            2.20%          2.43%          2.11%          2.05%          2.33%

Portfolio turnover rate ....................              20%            13%            31%            25%            21%


(a) As required, effective April 1, 2001, the Fund has adopted new provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities as adjustments to interest income. Had the Fund not adopted these new provisions, the ratio of net investment income to average net assets would have been 2.17%. Per share data and ratios for periods prior to April 1, 2001 have not been restated to reflect this change in presentation.

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                                       21

================================================================================


CUSTOMER PRIVACY POLICY
================================================================================

WE COLLECT ONLY INFORMATION THAT IS NEEDED TO SERVE YOU AND ADMINISTER OUR BUSINESS.

In the process of serving you, we become stewards of your "nonpublic personal information" - information about you that is not available publicly. This information comes to us from the following sources:

o Information you provide directly to us on applications or other forms, correspondence or through conversations (such as your name, social security number, address, phone number, assets, income, date of birth, occupation, etc.).

o Information about your transactions with us, our affiliates or others (such as your account numbers, account balances, transaction details and other financial information).

o Information we receive from third parties (such as your broker, financial planner or other intermediary you hire).

We limit the collection and use of nonpublic personal information to that which is necessary to administer our business and provide superior service.

WE CAREFULLY LIMIT AND CONTROL THE SHARING OF YOUR INFORMATION.

In order to protect customer privacy, we carefully control the way in which any information about you is shared. It is our policy to not disclose any nonpublic personal information about you or former customers to anyone, except as permitted or required by law.

We are permitted by law to disclose all of the information we collect as described above to our affiliates, advisers, subadvisers, transfer agents, broker-dealers, administrators or any firms that assist us in maintaining and supporting the financial products and services provided to you. For example, our transfer agents need information to process your transactions, and our outside vendors need information so that your account statements can be printed and mailed. However, these parties are not permitted to release, use or transfer your information to any other party for their own purpose.

WE ARE COMMITTED TO THE PRIVACY OF YOUR NONPUBLIC PERSONAL INFORMATION AND WILL USE STRICT SECURITY STANDARDS TO SAFEGUARD IT.

We are committed to the security of your nonpublic personal information. Our employees and others hired to work for us are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information. Employees are bound by this privacy policy and are educated on implementing our security principles and practices.

We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information. Our operational and data processing systems are in a secure environment that protects nonpublic personal information from being accessed inappropriately by third parties.

This privacy  policy  explains  how we handle  nonpublic  personal  information;
however, you should also review the privacy policies adopted by any of your financial intermediaries, such as a broker-dealer, bank, or trust company to understand how they protect your nonpublic personal information in accordance with our internal security standards.

This privacy policy notice is for Williamsburg Investment Trust (the "Trust") and Ultimus Fund Distributors, LLC, the Trust's principal underwriter.

IF  YOU  HAVE  ANY  QUESTIONS  ABOUT  THE   CONFIDENTIALITY   OF  YOUR  CUSTOMER
INFORMATION,   CALL   1-866-738-1127   TO   TALK  TO  A   SHAREHOLDER   SERVICES
REPRESENTATIVE.

================================================================================

================================================================================

                                [GRAPHIC OMITTED]

                                      THE

                            FLIPPIN, BRUCE & PORTER

                                     FUNDS

                           -------------------------


                           INVESTMENT ADVISOR
                           Flippin, Bruce & Porter, Inc.
                           800 Main Street, Second Floor
                           P.O. Box 6138
                           Lynchburg, Virginia 24505
                           TOLL-FREE 1-800-327-9375

                           ADMINISTRATOR
                           Ultimus Fund Solutions, LLC
                           P.O. Box 46707
                           Cincinnati, Ohio 45246-0707
                           TOLL-FREE 1-866-738-1127

                           CUSTODIAN

                           U.S. Bank, N.A.

                           425 Walnut Street
                           Cincinnati, Ohio 45202

                           INDEPENDENT AUDITORS
                           Tait, Weller & Baker
                           Eight Penn Center Plaza, Suite 800
                           Philadelphia, Pennsylvania 19103

                           LEGAL COUNSEL
                           Sullivan & Worcester LLP
                           One Post Office Square
                           Boston, Massachusetts 02109

                           OFFICERS
                           John M. Flippin, President
                           John T. Bruce, Vice President
                           and Portfolio Manager
                           R. Gregory Porter, III, Vice President

                           TRUSTEES
                           Austin Brockenbrough, III
                           John T. Bruce
                           Charles M. Caravati, Jr.
                           J. Finley Lee, Jr.
                           Richard Mitchell
                           Richard L. Morrill
                           Harris V. Morrissette
                           Erwin H. Will, Jr.
                           Samuel B. Witt, III

================================================================================

--------------------------------------------------------------------------------


                           FOR ADDITIONAL INFORMATION

Additional information about the Funds is included in the Statement of Additional Information (SAI), which is hereby incorporated by reference in its entirety. Additional information about the Funds' investments is available in the Funds' annual and semiannual reports to shareholders. In the Funds' annual report, you will find a discussion of the market conditions and strategies that significantly affected the Funds' performance during their last fiscal year.

To obtain a free copy of the SAI, the annual and semiannual reports or other information about the Funds, or to make inquiries about the Funds, please call Toll-Free

                                 1-866-738-1127

Information about the Funds (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's public reference room in Washington, D.C. Information about the operation of the public reference room can be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the Funds are available on the EDGAR Database on the Commission's Internet site at HTTP://WWW.SEC.GOV. Copies of information on the Commission's Internet site may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: PUBLICINFO@SEC.GOV, or by writing to: Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-0102.

File No. 811-5685


--------------------------------------------------------------------------------

                                                 THE FLIPPIN, BRUCE & PORTER FUNDS
                                                                                                   Send completed application to:
                                                                                                    FLIPPIN, BRUCE & PORTER FUNDS
                                                                                                         c/o Shareholder Services
FUND SHARES APPLICATION                                                                                            P.O. Box 46707
(Please type or print clearly)                                                                          Cincinnati, OH 45246-0707
=================================================================================================================================
ACCOUNT REGISTRATION

/ / Individual             ______________________________________________________________________________________________________
                           (First Name)           (Middle Initial)           (Last Name)          (Birthdate)             (SS#)

/ / Joint*                 ______________________________________________________________________________________________________
                           (First Name)           (Middle Initial)           (Last Name)          (Birthdate)             (SS#)
                            *Joint  accounts will be registered joint tenants with the right of survivorship unless otherwise indicated.

/ / UGMA/UTMA              _____________________________________________ under the ________ Uniform Gifts/Transfers to Minors Act
                           (First Name)   (Middle Initial)   (Last Name)            (State)

                           _________________________________________________________________________________________ as Custodian
                           (First Name)                    (Middle Name)                   (Last Name)

                           ____________________________________________________________________________________________________
                                              (Birthdate of Minor)                     (SS # of Minor)

/ / For Corporations,     _____________________________________________________________________________________________________
    Partnerships, Trusts,  Name of  Corporation  or  Partnership.  If a  Trust, include the name(s) of Trustees in which account
    Retirement Plans and   will be registered, and the date of the Trust instrument.
    Third Party IRAs.

                           ____________________________________________________________________________________________________
                                                          (Taxpayer Identification Number)

-------------------------------------------------------------------------------------------------------------------------------
ADDRESS


Street or P.O. Box _______________________________________________   Occupation _______________________________________________

City _______________________________  State________Zip ______  Employer Name/Address __________________________________________

Telephone ________________________________________U.S. Citizen ____Resident Alien ____Non Resident ____________________________
                                                                                                      (Country of Residence)


-------------------------------------------------------------------------------------------------------------------------------

DUPLICATE CONFIRMATION ADDRESS (if desired)

Name __________________________________________________________________________________________________________________________

Company _______________________________________________________________________________________________________________________

Street or P.O. Box ____________________________________________________________________________________________________________

City _____________________________________________________________________________________State______________Zip ______________

-------------------------------------------------------------------------------------------------------------------------------


INITIAL INVESTMENT (Minimum initial investment: $25,000; $1,000 minimum for tax-deferred retirement account)

/ / Enclosed is a check payable to THE FLIPPIN, BRUCE & PORTER FUNDS for  $ _____________________ (Please indicate Fund below)

                   / / FBP Contrarian Equity Fund        / / FBP Contrarian Balanced Fund

/ / Funds were wired to U.S. Bank on _____________________ in the amount of $ ________________


By Mail: You may purchase shares by mail by completing and signing this application. Please mail with your check to the address above.

By Wire: You may  purchase  shares by wire.  PRIOR TO SENDING THE WIRE, PLEASE CONTACT THE FUNDS AT 1-866-738-1127 SO THAT YOUR
WIRE TRANSFER IS PROPERLY  CREDITED TO YOUR  ACCOUNT.  Please forward your completed application by mail immediately thereafter to the Funds. The wire should be routed as follows:

               U.S. BANK, N.A.
               ABA #042000013
               FOR CREDIT TO THE FBP FUNDS #19945-6740
               FOR THE FBP CONTRARIAN EQUITY FUND OR FBP CONTRARIAN BALANCED FUND
               FOR  [SHAREHOLDER NAME AND SOCIAL SECURITY OR TAXPAYER ID NUMBER]

-------------------------------------------------------------------------------------------------------------------------------

DIVIDEND AND DISTRIBUTION INSTRUCTIONS

/ / Reinvest all  dividends  and capital  gains  distributions
/ / Reinvest all capital gain  distributions;  dividends to be paid in cash
/ / Pay all dividends and capital gain distributions in cash
         / / By Check   / / By ACH to my bank checking or savings account. PLEASE ATTACH A VOIDED CHECK.


-------------------------------------------------------------------------------------------------------------------------------

SIGNATURE AUTHORIZATION FOR USE BY CORPORATIONS, TRUSTS, PARTNERSHIPS AND OTHER INSTITUTIONS
Please retain a copy of this document for your files.  Any  modification  of the information  contained  in  this  section  will require  an  Amendment  to this Application Form.

/ / New Application    / / Amendment to previous Application dated________________________________Account No.__________________

Name of Registered Owner_______________________________________________________________________________________________________

The  following  named  person(s)  are currently  authorized  signatories  of the Registered  Owner.  Any________________  of them is/are  authorized  under  the applicable governing  document to act with full  power  to sell, assign or  transfer securities of
THE FLIPPIN, BRUCE & PORTER  FUNDS for the  Registered  Owner and  to execute  and deliver any instrument necessary to effectuate the authority hereby conferred:

                     Name                                   Title                                   Signature
    -------------------------------------   -------------------------------------   -----------------------------------------

    -------------------------------------   -------------------------------------   -----------------------------------------

    -------------------------------------   -------------------------------------   -----------------------------------------

THE FLIPPIN, BRUCE & PORTER FUNDS, or any agent of the Funds may,  without inquiry,  rely upon the  instruction  of  any person(s)
purporting to be an authorized  person named above, or in any Amendment  received by the Funds or their agent. The Funds and their
Agent shall not be liable for any  claims,  expenses  or  losses  resulting  from  having  acted  upon any  instruction reasonably believed to be genuine.

-------------------------------------------------------------------------------------------------------------------------------

SPECIAL INSTRUCTIONS

REDEMPTION INSTRUCTIONS
Please honor any redemption  instruction  received via  telegraphic or facsimile believed to be authentic.

/ / Please mail redemption proceeds to the name and address of record
/ / Please wire  redemptions  to the  commercial  bank account  indicated  below (subject to a minimum wire transfer of $5,000)

SYSTEMATIC WITHDRAWAL
Please redeem  sufficient  shares from this account at the then net asset value, in  accordance  with the  instructions  below:
(subject  to a minimum  $100 per distribution)

Dollar amount of each withdrawal $ ______________________________________ beginning the last business day of __________________

Withdrawals to be made: / / Monthly  / / Quarterly

/ / Please  DEPOSIT  DIRECTLY the proceeds to the bank account  below
/ / Please mail redemption proceeds to the name and address of record

AUTOMATIC INVESTMENT
Please purchase shares of THE  FLIPPIN,  BRUCE &  PORTER  FUNDS  by  withdrawing  from  the  commercial bank account below, per the instructions below:

Amount (minimum $100) $ ____________________________                  Please make my automatic investment on:

$________________________ FBP CONTRARIAN EQUITY FUND                  / / the last business day of each month

$________________________ FBP CONTRARIAN BALANCED FUND                / / the 15th day of each month

                                                                      / / both the 15th and last business day

_________________________________________________________________
                     (Name of Bank)
is  hereby  authorized  to charge  to my  account  the  bank  draft  amount  here indicated.  I understand  the payment of this draft is subject to all provisions of the contract as stated on my bank account signature card.

_________________________________________________________________
(Signature as your name appears on the bank account to be drafted)

For AUTOMATIC INVESTMENT OR SYSTEMATIC WITHDRAWAL please attach a voided check from the below account.

Name as it appears on the account _____________________________________________________________________

Commercial bank account # _____________________________________________________________________________

ABA Routing # _________________________________________________________________________________________

City, State and Zip in which bank is located __________________________________________________________

-------------------------------------------------------------------------------------------------------------------------------

SIGNATURE AND TIN CERTIFICATION


I/We  certify  that I  have full  right and power,  and legal  capacity  to purchase shares of the Funds and affirm that I have received a current prospectus and  understand  the investment  objectives and  policies stated  therein. I/We hereby ratify any instructions  given pursuant to this  Application  and for myself  and my  successors and  assigns does hereby  release Ultimus
Fund Solutions, LLC, Williamsburg  Investment  Trust, Flippin,  Bruce &  Porter, Inc.,and their respective officers, employees, agents and affiliates from any  and all  liability in  the  performance  of  the acts  instructed  herein  provided  that  such entities have  exercised due care to determine  that  the  instructions  are genuine.  I certify under the penalties of perjury that(1) I am a U.S. person (including a U.S resident alien), (2) the Social Security Number or Tax  Identification Number shown is correct and (3) I am not  subject  to  backup  withholding.  The  certifications  in  this  paragraph  are required from all
non-exempt  persons  to   prevent  backup  withholding  of  all  taxable  distributions  and  gross  redemption  proceeds under the federal income tax law.  I recognize  that the Internal Revenue Service does not require  my consent  to  any  provision of this document other  than  the certifications required to avoid  backup  withholding. (Check  here if you are subject to backup withholding) / /.


-------------------------------------------------------------       -----------------------------------------------------------
APPLICANT                                           DATE            JOINT APPLICANT                                      DATE

-------------------------------------------------------------       -----------------------------------------------------------
OTHER AUTHORIZED SIGNATORY                          DATE            OTHER AUTHORIZED SIGNATORY                           DATE

================================================================================


                                      THE
                               GOVERNMENT STREET
                                     FUNDS


                              NO-LOAD MUTUAL FUNDS



                                   PROSPECTUS

                                 AUGUST 1, 2002



                         T. LEAVELL & ASSOCIATES, INC.
                           =========================
                               INVESMENT ADVISER
                           =========================

                                  Founded 1979

--------------------------------------------------------------------------------

                       The Government Street Equity Fund
                        The Government Street Bond Fund
                         The Alabama Tax Free Bond Fund


These securities have not been approved nor disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

--------------------------------------------------------------------------------

RISK/RETURN SUMMARY
================================================================================
The Government Street Equity Fund, The Government Street Bond Fund and The Alabama Tax Free Bond Fund are NO-LOAD, open-end series of the Williamsburg Investment Trust, a registered management investment company commonly known as a "mutual fund." Each Fund represents a separate mutual fund with its own investment objectives and policies.

WHAT ARE THE FUNDS' INVESTMENT OBJECTIVES?
The investment objective of THE GOVERNMENT STREET EQUITY FUND is to seek capital appreciation through the compounding of dividends and of capital gains, both realized and unrealized. The Fund will seek to attain its objective by investing in common stocks.

The investment objectives of THE GOVERNMENT STREET BOND FUND are to preserve capital, to provide current income and to protect the value of the portfolio against the effects of inflation.

The investment objectives of THE ALABAMA TAX FREE BOND FUND are to provide current income exempt from federal income taxes and from the personal income taxes of Alabama and to preserve capital.

The Funds are not intended to be a complete investment program and there can be no assurance that the Funds will achieve their investment objectives. The investment objectives of each Fund may not be altered without the prior approval of a majority (as defined by the Investment Company Act of 1940) of the Fund's shares.

WHAT ARE THE FUNDS' PRINCIPAL INVESTMENT STRATEGIES?

THE GOVERNMENT STREET EQUITY FUND

The Equity Fund's portfolio consists primarily of the common stocks of medium to large capitalization companies which are broadly diversified among economic sectors and industries. Under normal circumstances, at least 80% of the Fund's net assets will be invested in common stock, and Fund shareholders will be provided with at least 60 days' prior notice of any change in this policy.

The Equity Fund is governed by an investment philosophy that seeks to reduce risk (the variability of returns) in the portfolio while increasing compounded returns. The Adviser combines quantitative analysis of securities with more basic fundamental analysis to construct an efficiently diversified portfolio.

The selection process begins with a stock list of approximately 550 common stocks. This list is the S&P 500 plus "special consideration" stocks. The stocks on this list are screened monthly for fundamental strength based on balance sheet quality and financial ratios (including but not limited to debt/equity, return on equity, return on assets and net worth). The net result is a stock universe of approximately 350 stocks.

Stocks in the universe are then characterized by their diversification characteristics. Stocks are grouped into either "growth" or "value" stocks (depending upon their respective price/book values). Each group ("growth" or "value") is then sorted into capitalization sectors (small, medium or large) using the capitalization sector weightings of the S&P 500 as benchmarks. These 6 sectors are the basis for the diversification that is inherent in the portfolio.

To ensure broad diversification, a target representation for each sector is established. There is equal representation of "growth" and "value" stocks. The capitalization distribution is based on the sector weightings of the S&P 500.

An optimization program is then employed to suggest the most efficient combination of stocks in terms of risk and return. The optimization program is based upon the expected return of each stock, the historical variability of each stock and the statistical relationships between all stock pairs in the universe. The optimization process is subject to constraints that limit the amount of exposure of any one stock to no more than approximately 4% of the cost basis of the portfolio. The result of the optimization is a portfolio that is broadly diversified.

The performance of the Equity Fund and of its individual securities is monitored on an ongoing basis. To maintain the quality and diversification that is desired, the portfolio is continuously evaluated, and it is re-balanced periodically.

THE GOVERNMENT STREET BOND FUND

In seeking to achieve its investment objectives, the Bond Fund will emphasize preservation of capital by limiting investments in the portfolio to fixed income securities rated in the 4 highest quality ratings by any of the nationally recognized statistical rating organizations ("NRSROs"). These securities are referred to as "investment grade."


Under normal circumstances, at least 80% of the the Fund's net assets will be invested in fixed income securities and at least 40% of the Fund's net assets will be invested in U.S. Government securities. Fund shareholders will be provided with at least 60 days' prior notice of any change in such policies. U.S. Government Securities include U.S. Treasury securities and securities issued or guaranteed as to interest and principal by agencies or instrumentalities of the U.S. Government. The Fund may also invest in corporate debt obligations and mortgage-related and other asset backed securities.

The maturities of securities in the portfolio will range from less than 1 year to 15 years from the date of purchase. The Fund will be adjusted from time to time to maintain an average maturity of between 3 and 7 years, depending upon the Adviser's market interest rate forecasts.


The Adviser will select corporate bonds and/or notes based on the overall credit quality of the issuer, the security's relative interest rate spread over U.S. Treasury securities of comparable maturity, and call features. Although the Adviser utilizes the ratings of the NRSROs as a factor in establishing creditworthiness, it relies primarily upon its own analysis of factors establishing creditworthiness. In the event that a fixed income security held by the Fund is downgraded and it is no longer rated among the 4 highest ratings by any of the NRSROs, the Adviser has the discretion to determine whether the security will be sold or retained by the Fund. The fixed income securities selected for the portfolio may include floating rate securities that adjust their effective interest rate at predetermined periodic intervals.


THE ALABAMA TAX FREE BOND FUND

The Alabama Tax Free Bond Fund invests primarily (i.e., at least 80% of its net assets under normal circumstances) in municipal bonds and notes and other debt instruments the interest on which is exempt from federal income taxes and from the personal income taxes of Alabama and not subject to the alternative minimum tax. These obligations are issued primarily by Alabama, its political subdivisions, municipalities, agencies, instrumentalities or public authorities and other qualifying issuers. The foregoing policy may not be altered without the approval of a majority (as defined by the Investment Company Act of 1940) of the Fund's shares.


The securities in the Fund's portfolio will be rated at the time of purchase in the 3 highest quality ratings by any of the NRSROs (or unrated municipal securities that the Adviser determines are of comparable quality). Under normal circumstances, the Fund's average maturity is expected to be between 3 and 10 years, depending on the Adviser's market interest rate forecasts.

The Adviser will select municipal bonds and/or notes based on the overall credit quality of the issuer, the security's relative interest rate as compared to other securities of comparable maturity, and call features. Although the Adviser utilizes the ratings of the NRSROs as a factor in establishing creditworthiness, it relies primarily upon its own analysis of factors establishing creditworthiness. In the event that a fixed income security held by the Fund is downgraded and it is no longer rated among the 3 highest ratings by any of the NRSROs, the Adviser has the discretion to determine whether the security will be sold or retained by the Fund. The fixed income securities selected for the portfolio may include floating rate securities that adjust their effective interest rate at predetermined periodic intervals.

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE FUNDS?

THE GOVERNMENT STREET EQUITY FUND

The return on and value of an investment in the Equity Fund will fluctuate in response to stock market movements. Stocks and other equity securities are subject to inherent market risks and fluctuations in value due to earnings, economic conditions and other factors beyond the control of the Adviser. The Fund's portfolio might also decrease in value in response to the activities and financial prospects of an individual company in the portfolio. The Fund's method of security selection may not be successful, and the Fund may underperform the stock market as a whole. As a result, there is a risk that you could lose money by investing in the Fund.

While medium-sized companies generally have potential for rapid growth, they often involve higher risks because they may lack the management experience, financial resources, product diversification and competitive strengths of larger companies. In addition, in many instances, the securities of medium-sized companies are traded only over-the-counter or on a regional securities exchange, and the frequency and volume of their trading is substantially less than is typical of larger companies. Therefore, the securities of medium sized companies may be subject to greater price fluctuations.

THE  GOVERNMENT  STREET  BOND FUND

The return on and value of an investment in the Bond Fund will fluctuate with changes in interest rates or in the creditworthiness of individual issuers. Typically a rise in interest rates causes a decline in the market value of fixed income securities. Mortgage-related and other asset-backed securities may be particularly sensitive to changes in prevailing interest rates and early repayment on such securities may expose the Fund to a lower rate of return upon reinvestment of principal. From time to time, it may be difficult to sell certain fixed income securities in a timely manner and this could negatively impact the value of such securities. As a result, there is a risk that you could lose money by investing in the Fund.

Securities rated in the lower end of the "investment grade" categories are considered speculative in certain respects. Changes in economic or other conditions are more likely to lead to a weakened capacity to make interest and principal payments than with higher grade securities.

THE ALABAMA TAX FREE  BOND FUND

Since The Alabama Tax Free Bond Fund concentrates its investments in Alabama municipal securities, an investment in the Fund may be adversely affected by factors that impact the Alabama economy or its political, geographic and demographic conditions. In addition, there is the risk that substantial changes in federal income tax laws could cause municipal bond prices to decline. The return on and value of an investment in the Fund will fluctuate with changes in interest rates or in the creditworthiness of individual issuers. Generally, when interest rates rise, the value of the Fund's portfolio securities can be expected to decline. As a result, there is a risk that you could lose money by investing in the Fund.

As a non-diversified fund, the Fund may be invested in fewer issuers than a diversified fund. Because a relatively high percentage of the assets of the Fund may be invested in the securities of a limited number of issuers, the value of shares of the Fund may be more sensitive to any single economic, business, political or regulatory occurrence than the value of shares of a diversified investment company.

PERFORMANCE SUMMARY

The bar charts and performance tables shown below provide an indication of the risks and variability of investing in the Funds by showing changes in the performance of the Funds from year to year and by showing how the average annual total returns of the Funds for 1, 5, and 10 years compare with those of broad measures of market performance. How the Funds have performed in the past (before and after taxes) is not necessarily an indication of how the Funds will perform in the future.

                               [GRAPHIC OMITTED]

                       THE GOVERNMENT STREET EQUITY FUND

1992   1993     1994    1995    1996    1997     1998    1999     2000     2001
----   ----     ----    ----    ----    ----     ----    ----     ----     ----

6.04%  3.16%   -2.78%  27.42%  21.48%  27.84%   23.73%   17.71%  -3.83%  -13.01%

During the period shown in the bar chart, the highest return for a quarter was 20.92% during the quarter ended December 31, 1998 and the lowest return for a quarter was -13.60% during the quarter ended March 31, 2001.

The year-to-date return through June 30, 2002 is -12.57%.

The impact of taxes is not reflected in the bar chart; if reflected, returns would be less than those shown.

                               [GRAPHIC OMITTED]

                        THE GOVERNMENT STREET BOND FUND

1992   1993     1994    1995    1996    1997     1998    1999     2000     2001
----   ----     ----    ----    ----    ----     ----    ----     ----     ----

6.37%  8.80%   -2.69%  15.46%   3.67%   7.83%   7.43%   -1.02%   10.25%   8.09%



During the period shown in the bar chart, the highest return for a quarter was 5.24% during the quarter ended June 30, 1995 and the lowest return for a quarter was -2.38% during the quarter ended March 31, 1994.


The year-to-date return through June 30, 2002 is 3.10%.

The impact of taxes is not reflected in the bar chart; if reflected, returns would be less than those shown.


                               [GRAPHIC OMITTED]

                         THE ALABAMA TAX FREE BOND FUND

     1994      1995     1996      1997     1998      1999       2000      2001
     ----      ----     ----      ----     ----      ----       ----      ----

     -3.18%    12.42%    3.77%     6.31%    5.13%    -0.98%      8.19%    4.36%



During the period shown in the bar chart, the highest return for a quarter was 4.67% during the quarter ended March 31, 1995 and the lowest return for a quarter was -3.17% during the quarter ended March 31, 1994.


The year-to-date return through June 30, 2002 is 3.88%.

The impact of taxes is not reflected in the bar chart; if reflected, returns would be less than those shown.

                 AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED
                               DECEMBER 31, 2001

The table below shows how each Fund's average annual total returns compare with those of broad measures of market performance. The table also presents the impact of taxes on the Funds' returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

THE GOVERNMENT STREET EQUITY FUND

                                              ONE YEAR   FIVE YEARS    TEN YEARS
--------------------------------------------------------------------------------

Return Before Taxes .........................  -13.01%       9.27%         9.87%
Return After Taxes on Distributions .........  -13.18%       8.71%         9.15%
Return After Taxes on Distributions
and Sale of Fund Shares .....................  -7.93%        7.51%         8.07%
STANDARD & POOR'S 500 INDEX(1) (reflects no
deduction for fees, expenses, or taxes) .....  -11.88%      10.71%        12.94%


THE GOVERNMENT STREET BOND FUND


                                              ONE YEAR   FIVE YEARS    TEN YEARS
--------------------------------------------------------------------------------
Return Before Taxes .........................     8.09%      6.44%         6.30%
Return After Taxes on Distributions .........     5.75%      3.93%         3.78%
Return After Taxes on Distributions
and Sale of Fund Shares .....................     4.89%      3.88%         3.79%
LEHMAN GOVERNMENT/CORPORATE
INTERMEDIATE BOND INDEX(2) (reflects
no deduction for fees, expenses or taxes) ...     8.98%      7.09%         6.81%
90-DAY TREASURY BILL INDEX(3) (reflects no
deduction for fees, expenses, or taxes) .....     4.42%      5.20%         4.86%

THE ALABAMA TAX FREE BOND FUND
                                                               Since Inception
                                        One Year  Five Years  (January 15, 1993)
--------------------------------------------------------------------------------
Return Before Taxes ...................   4.36%      4.56%         4.80%
Return After Taxes on Distributions ...   4.36%      4.56%         4.80%
Return After Taxes on Distributions
 and Sale of Fund Shares ..............   4.30%      4.51%         4.72%
LEHMAN 7-YEAR G.O. MUNICIPAL
 BOND INDEX(4) (reflects no deduction
 for fees, expenses, or taxes) ........   5.17%      5.58%         5.91%
LEHMAN 3-YEAR MUNICIPAL BOND
 INDEX(5) (reflects no deduction for
 fees, expenses, or taxes) ............   6.58%      5.08%         5.03%
LIPPER INTERMEDIATE MUNICIPAL BOND
 FUND INDEX(6) (reflects no deduction
 for taxes) ...........................   4.80%      4.96%         5.23%


(1) The Standard & Poor's 500 Index is a widely recognized, unmanaged index of common stock prices.
(2) The Lehman Government/Corporate Intermediate Bond Index is an unmanaged index generally representative of intermediate-term bonds.
(3) The 90-Day Treasury Bill Index is an unmanaged index generally representative of the average yield of 90-day Treasury bills.
(4) The Lehman 7-Year G.O. Municipal Bond Index is an unmanaged index generally representative of 7-year general obligation tax-exempt bonds.
(5) The Lehman 3-Year Municipal Bond Index is an unmanaged index generally representative of 3-year tax-exempt bonds.
(6) The Lipper Intermediate Municipal Bond Fund Index is an index of intermediate-term municipal bond funds tracked by Lipper, Inc.

SYNOPSIS OF COSTS AND EXPENSES
================================================================================

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY IF YOU BUY AND HOLD SHARES OF THE FUNDS.

SHAREHOLDER FEES (fees paid directly from your investment):   None

ANNUAL FUND  OPERATING  EXPENSES  (expenses that are deducted from Fund assets):


                                          THE              THE            THE
                                      GOVERNMENT        GOVERNMENT      ALABAMA
                                        STREET            STREET       TAX FREE
                                     EQUITY FUND        BOND FUND      BOND FUND
--------------------------------------------------------------------------------
Management Fee .................        0.60%             0.50%           0.35%

Administrator's Fees ...........        0.12%             0.08%           0.15%
Other Expenses .................        0.08%             0.12%           0.21%
                                       ------            ------          ------
Total Annual Fund
Operating Expenses .............        0.80%             0.70%           0.71%*
                                       ======            ======          ======

* The Adviser currently intends to waive all or a portion of its management fee to the extent necessary to limit total annual operating expenses to 0.65% of the Fund's average net assets. The Adviser reserves the right to terminate this waiver at any time in the Adviser's sole discretion.


EXAMPLE
This Example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. It assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that a Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                          THE              THE            THE
                                      GOVERNMENT        GOVERNMENT      ALABAMA
                                        STREET            STREET       TAX FREE
                                     EQUITY FUND        BOND FUND      BOND FUND
--------------------------------------------------------------------------------


1 year ..................                $ 82             $ 72           $ 73
3 years .................                 255              224            227
5 years .................                 444              390            395
10 years ................                 990              871            883

HOW TO PURCHASE SHARES
================================================================================
There are no sales commissions charged to investors. You may obtain assistance in opening an account from Ultimus Fund Solutions, LLC (the "Administrator") by calling toll-free 1-866-738-1125, or by writing to the Funds at the address shown below for regular mail orders. You may also obtain assistance through any broker-dealer authorized to sell shares of the Funds. The broker-dealer may charge you a fee for its services.

Your investment will purchase shares at a Fund's net asset value ("NAV") next determined after your order is received by the Funds in proper order as indicated herein. The minimum initial investment in the Funds is $5,000, or $1,000 for tax-deferred retirement accounts. The Funds may, in the Adviser's sole discretion, accept certain accounts with less than the stated minimum initial investment.

Payment must be made by check drawn on a U.S. bank and payable in U.S. dollars. All orders received in proper form by the Administrator, whether by mail, bank wire or facsimile order from a qualified broker-dealer, prior to the close of the regular session of trading on the New York Stock Exchange (the "Exchange") on any business day, generally 4:00 p.m. Eastern time, will purchase shares at the NAV next determined on that business day. If your order is not received by the close of the regular session of trading on the Exchange, your order will purchase shares at the NAV determined on the next business day.

You should be aware that the Funds' account application contains provisions in favor of the Funds, the Administrator and certain of their affiliates, excluding such entities from certain liabilities (including, among others, losses resulting from unauthorized shareholder transactions) relating to the various services made available to investors.

If an order to purchase shares is cancelled because your check does not clear, you will be responsible for any resulting losses or fees incurred by the Funds or the Administrator in the transaction.

REGULAR MAIL ORDERS. Please complete and sign the Account Application form accompanying this Prospectus and send it with your check, made payable to the appropriate Fund, and mail it to:

         The Government Street Funds
         c/o Shareholder Services
         P.O. Box 46707
         Cincinnati, Ohio 45246-0707

BANK WIRE ORDERS. You may invest directly by bank wire. To establish a new account or add to an existing account by wire, please call the Funds at 1-866-738-1125 before wiring funds to advise the Funds of the investment, the dollar amount and the account registration. For initial purchases, you should be prepared to provide us, by mail or facsimile, with a completed, signed Account Application. This will ensure prompt and accurate handling of your investment. Please have your bank use the following wiring instructions to purchase by wire:


         U.S. Bank, N.A.

         ABA# 042000013
         For The Government Street Funds #19945-6682
         For The [name of fund]
         For [Shareholder name and account number or tax identification number]

It is important that the wire contain all the information and that the Funds receive prior telephone notification to ensure proper credit. Once your wire is sent you should, as soon as possible thereafter, complete and mail your Account Application to the Funds as described under "Regular Mail Orders" above.

ADDITIONAL INVESTMENTS. You may add to your account by mail or wire at any time by purchasing shares at the then current NAV as aforementioned. Before making additional investments by bank wire, please call the Funds at 1-866-738-1125 to alert the Funds that your wire is to be sent. Follow the wire instructions above to send your wire. When calling for any reason, please have your account number ready, if known. Mail orders should include, when possible, the "Invest by Mail" stub which is attached to your Fund confirmation statement. Otherwise, be sure to identify your account in your letter.

AUTOMATIC INVESTMENT PLAN. The automatic investment plan enables you to make regular monthly or quarterly investment in shares through automatic charges to your checking account. With shareholder authorization and bank approval, the Administrator will automatically charge the checking account for the amount specified ($100 minimum) which will be automatically invested in shares at the NAV on or about the 15th day and/or the last business day of the month or both. You may change the amount of the investment or discontinue the plan at any time by writing to the Administrator.

EXCHANGE PRIVILEGE. You may use proceeds from the redemption of shares of any Fund to purchase shares of another Fund offering shares for sale in your state of residence. There is no charge for this exchange privilege. Before making an exchange, you should read the portion of the Prospectus relating to the Fund into which the shares are to be exchanged. The shares of the Fund to be acquired will be purchased at the NAV next determined after acceptance of the exchange request by the Administrator. The exchange of shares of one Fund for shares of another Fund is treated, for federal income tax purposes, as a sale on which you may realize a taxable gain or loss. To prevent the abuse of the exchange privilege to the disadvantage of other shareholders, each Fund reserves the right to terminate or modify the exchange privilege upon 60 days' notice to shareholders.

HOW TO REDEEM SHARES
================================================================================
You may redeem shares of the Funds on each day that the Funds are open for business by sending a written request to the Funds. The Funds are open for business on each day the Exchange is open for business. Any redemption may be for more or less than the purchase price of your shares depending on the market value of the Funds' portfolio securities. All redemption orders received in proper form, as indicated herein, by the Administrator prior to the close of the regular session of trading on the Exchange, generally 4:00 p.m., Eastern time, will redeem shares at the NAV determined as of that business day's close of trading. Otherwise, your order will redeem shares on the next business day. You may also redeem your shares through a broker-dealer who may charge you a fee for its services.

The Board of Trustees reserves the right to involuntarily redeem any account having an account value of less than $5,000, or less than $1,000 for tax-deferred retirement accounts (due to redemptions, exchanges or transfers, but not due to market action) upon 60 days' written notice. If you bring your account value up to the minimum required account value or more during the notice period, your account will not be redeemed. Redemptions from retirement plans may be subject to tax withholding.

If you are uncertain of the requirements for redemption, please contact the Funds at 1-866-738-1125 or write to the address shown below.

Your request should be addressed to:

                  The Government Street Funds
                  c/o Shareholder Services
                  P.O. Box 46707
                  Cincinnati, Ohio 45246-0707

Your request for redemption must include:

1) your letter of instruction or a stock assignment specifying the name of the applicable Fund, the account number, and the number of shares or dollar amount to be redeemed. This request must be signed by all registered shareholders in the exact names in which they are registered;

2)   any required signature guarantees (see "Signature Guarantees"); and

3) other supporting legal documents, if required in the case of estates, trusts, guardianships, custodianships, corporations, partnerships, pension or profit sharing plans, and other organizations.

Your redemption proceeds will be mailed to you within 3 business days after receipt of your redemption request. However, a Fund may delay forwarding a redemption check for recently purchased shares while it determines whether the purchase payment will be honored. You may reduce or avoid such delay (which may take up to 15 days) if you purchase by certified check or wire transfer. In such cases, the NAV next determined after receipt of your request for redemption will be used in processing your redemption and your redemption proceeds will be mailed to you upon clearance of your check to purchase shares.

You can choose to have redemption proceeds mailed to you at your address of record, your bank, or to any other authorized person, or you can have the proceeds sent by bank wire to your bank ($5,000 minimum). You may not redeem shares of the Funds by wire on days on which your bank is not open for business. Redemption proceeds will only be sent to the bank account or person named in your Account Application currently on file with the Funds. You can change your redemption instructions any time you wish by filing a letter including your new redemption instructions with the Funds.


SIGNATURE GUARANTEES. To protect your account and the Funds from fraud, signature guarantees are required to be sure that you are the person who has authorized a redemption in an amount over $25,000, or a change in registration or standing instructions for your account. Signature guarantees are required for
(1) requests to redeem shares having a value of greater than $25,000, (2) change of registration requests, (3) requests to establish or change redemption services other than through your initial account application and (4) if the name(s) or the address on your account has been changed within 30 days of your redemption request. Signature guarantees are acceptable from a member bank of the Federal Reserve System, a savings and loan institution, credit union, registered broker-dealer or a member firm of a U.S. Stock Exchange, and must appear on the written request for redemption or change of registration.


SYSTEMATIC WITHDRAWAL PLAN. If your shares of any Fund are valued at $10,000 or more at the current offering price, you may establish a Systematic Withdrawal Plan to receive a monthly or quarterly check in a stated amount of not less than $100. Each month or quarter as specified, the Funds will automatically redeem sufficient shares from your account to meet the specified withdrawal amount. You may establish this service whether dividends and distributions are reinvested or paid in cash. Systematic withdrawals may be deposited directly to your bank account by completing the applicable section on the Account Application form accompanying this Prospectus, or by writing the Funds.

HOW NET ASSET VALUE IS DETERMINED
================================================================================
The NAV of each Fund is determined on each business day that the Exchange is open for trading, as of the close of the Exchange (currently 4:00 p.m., Eastern time). NAV per share is determined by dividing the total value of all Fund securities (valued at market value) and other assets, less liabilities, by the total number of shares then outstanding. NAV includes interest on fixed income securities, which is accrued daily. See the Statement of Additional Information for further details.

Securities which are traded over-the-counter are priced at the last sale price, if available; otherwise, they are valued at the last quoted bid price. Securities traded on a national stock exchange will be valued based upon the closing price on the valuation date on the principal exchange where the security is traded. Fixed income securities will ordinarily be traded in the over-the-counter market and common stocks will ordinarily be traded on a national securities exchange, but may also be traded in the over-the-counter market. When market quotations are not readily available, fixed income securities may be valued on the basis of prices provided by an independent pricing service. The prices provided by the pricing service are determined with consideration given to institutional bid and last sale prices and take into account securities prices, yields, maturities, call features, ratings, institutional trading in similar groups of securities and developments related to specific securities. The Trustees will satisfy themselves that such pricing services consider all appropriate factors relevant to the value of such securities in determining their fair value. Calls written by the Equity Fund are valued at the then current market quotation, using the ask price as of the close of each day on the principal exchanges on which they are traded. Securities and other assets for which no quotations are readily available will be valued in good faith at fair value using methods determined by the Board of Trustees.

MANAGEMENT  OF THE FUNDS
================================================================================
INVESTMENT ADVISER. Subject to the authority of the Board of Trustees, T. Leavell & Associates, Inc. (the "Adviser") provides a continuous program of supervision of each Fund's assets, including the composition of its portfolio, and furnishes advice and recommendations with respect to investments, investment policies and the purchase and sale of securities, pursuant to Investment Advisory Agreements with the Trust. The Adviser is also responsible for the selection of broker-dealers through which each Fund executes portfolio transactions, subject to brokerage policies established by the Trustees, and provides certain executive personnel to the Funds.

In addition to acting as investment adviser to the Funds, the Adviser also provides investment advice to corporations, trusts, pension and profit sharing plans, other business and institutional accounts and individuals. The address of the Adviser is 150 Government Street, Mobile, Alabama 36633.

THE GOVERNMENT STREET EQUITY FUND

Thomas W. Leavell is primarily responsible for managing the portfolio of the Equity Fund. Mr. Leavell, who has served as portfolio manager since the Fund's inception, has been a principal of the Adviser since his founding of the firm in 1979. Mr. Leavell holds a B.S. degree from Auburn University and an M.B.A. from the University of Kentucky.

Compensation of the Adviser with respect to the Equity Fund, based upon the Fund's average daily net assets, is at the following annual rates: 0.60% on the first $100 million; and 0.50% on assets over $100 million.

THE GOVERNMENT STREET BOND FUND

Mary Shannon Hope is primarily responsible for managing the portfolio of the Bond Fund and has acted in this capacity since July, 1997. Mrs. Hope has been employed by the Adviser since 1987. Mrs. Hope holds a B.S. degree from the University of Alabama and an M.B.A. from the University of South Alabama.

Compensation of the Adviser with respect to the Bond Fund, based upon the Fund's average daily net assets, is at the following annual rates: 0.50% on the first $100 million; and 0.40% on assets over $100 million.

THE ALABAMA TAX FREE BOND FUND

Timothy S. Healey is primarily responsible for managing the portfolio of The Alabama Tax Free Bond Fund and has acted in this capacity since the Fund's inception. Mr. Healey is a Vice President of the Adviser and has been a portfolio manager with the firm since 1986. Prior to joining the Adviser, Mr. Healey served as second Vice President at Torchmark Advisory Co., Inc. in Birmingham, Alabama. He holds a B.S. degree, Finance from the University of Alabama and has been continuously engaged in the investment management business since 1975.

Compensation of the Adviser with respect The Alabama Tax Free Bond Fund, based upon the Fund's average daily net assets, is at the following annual rates:
0.35% on the first $100 million; and 0.25% on assets over $100 million. The Adviser currently intends to waive its investment advisory fees to the extent necessary to limit the total operating expenses of the Fund to 0.65% per annum of its average daily net assets.
However, there is no assurance that any voluntary fee waivers will continue in the current or future fiscal years, and expenses of the Fund may therefore exceed 0.65% of its average daily net assets.

BOARD OF TRUSTEES. The Funds are each a series of Williamsburg Investment Trust. The Trust is governed by a Board of Trustees which oversees all operations of the Funds. A majority of the Trustees are independent and not affiliated with the Adviser.

Richard Mitchell, President, The Government Street Funds; Executive Vice President, T. Leavell & Associates, Inc. (since 1983). Education: B.A., University of Alabama, 1971; J.D., The College of William & Mary, 1974.


Austin Brockenbrough, III, President and Founding Partner, Lowe, Brockenbrough & Co., Inc. (since 1970). Education: B.S., University of Richmond, 1962.


John T. Bruce, C.F.A., Principal, Flippin, Bruce & Porter, Inc. Education: B.S., Finance, Virginia Polytechnic Institute and State University, 1976.

Charles M. Caravati, Jr., M.D., Physician (retired). Education: B.S., University of Virginia, 1959; M.D., University of Virginia, 1963.


J. Finley Lee, Jr., Julian Price Professor of Business Administration, Emeritus, University of North Carolina. Education: A.B., Davidson College, 1961; M.A., University of Florida, 1962; Ph.D., University of Pennsylvania, 1965.

Richard L. Morrill,  Chancellor and Distinguished University Professor of Ethics
and  Democratic  Values,   University  of  Richmond.   Education:   A.B.,  Brown
University, 1961; B.D., Yale University, 1964; Ph.D., Duke University, 1967.

Harris V. Morrissette, President, Marshall Biscuit Company. Education: B.S., University of Alabama, 1982.

Erwin H. Will, Jr., C.F.A., Chief Investment Officer, Virginia Retirement System (retired). Education: B.S., University of Virginia, 1956.

Samuel B. Witt, III, Senior Vice President and General Counsel, Stateside Associates Inc. Education: B.A., Virginia Military Institute, 1958; L.L.B., University of Virginia, 1964.

DIVIDENDS,  DISTRIBUTIONS  AND TAXES
================================================================================

Each Fund intends to remain qualified as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986 and will distribute all of its net investment income and net realized capital gains to shareholders. Shareholders are liable for taxes on distributions of net investment income and net realized capital gains of the Funds but, of course, shareholders who are not subject to tax on their income will not be required to pay taxes on amounts distributed to them. The Equity Fund intends to declare dividends from net investment income quarterly, payable in March, June, September and December, on a date selected by management. The Bond Fund intends to declare and pay dividends from net investment income on the last business day of each month. The Alabama Tax Free Bond Fund intends to declare dividends from net investment income on each business day and to pay such dividends monthly. In addition, distributions may be made annually in December out of any net short-term or long-term capital gains derived from the sale of securities and premiums from expired options realized through October 31 of that year. Each Fund may make a supplemental distribution of capital gains at the end of its fiscal year. The nature and amount of all dividends and distributions will be identified separately when tax information is distributed by the Funds at the end of each year. The Funds intend to withhold 30% on taxable dividends and any other payments that are subject to such withholding and are made to persons who are neither citizens nor residents of the United States. The Equity Fund expects that its distributions will consist primarily of capital gains. The Bond Fund and The Alabama Tax Free Bond Fund expect that distributions will consist primarily of net investment income.

There is no fixed dividend rate, and there can be no assurance as to the payment of any dividends or the realization of any gains for any Fund. Current practice of the Equity Fund, subject to the discretion of management, is for declaration and payment of income dividends during the last week of each calendar quarter. All dividends and capital gains distributions are reinvested in additional shares of the Fund unless you request in writing to receive dividends and/or capital gains distributions in cash. Your request must be received by the Funds prior to the record date to be effective as to the next dividend. Tax consequences to shareholders of dividends and distributions are the same if received in cash or if received in additional shares of the Funds.

THE ALABAMA TAX FREE BOND FUND

Because The Alabama Tax Free Bond Fund intends to distribute to shareholders substantially all of its net investment income and net realized capital gains in accordance with the timing requirements imposed by the Internal Revenue Code, it is expected that the

Fund will not be required to pay any federal income or excise taxes. The Fund also expects the dividends it pays to shareholders of the Fund from interest on municipal obligations generally to be exempt from federal income tax because the Fund intends to satisfy certain requirements of the Internal Revenue Code. One such requirement is that at the close of each quarter of the taxable year of the Fund, at least 50% of the value of its total assets consists of obligations whose interest is exempt from federal income tax. Distributions of income from investments in taxable securities and from certain other investments of the Fund (including capital gains from the sale of securities) will be taxable to the shareholder, whether distributed in cash or in additional shares. However, it is expected that such amounts would not be substantial in relation to the tax-exempt interest received by the Fund.

A statement will be sent to each shareholder of the Fund promptly after the end of each calendar year setting forth the federal income tax status of all distributions for such calendar year, including the portion exempt from federal income tax as "exempt-interest dividends;" the portion, if any, that is a tax preference item under the federal alternative minimum tax; the portion taxable as ordinary income; the portion taxable as capital gains; and the portion representing a return of capital (which is free of current taxes but results in a basis reduction).

Current federal tax law limits the types and volume of bonds qualifying for the federal income tax exemption of interest and makes interest on certain tax-exempt bonds and distributions by the Fund of such interest a tax preference item for purposes of the individual and corporate alternative minimum tax. In addition, all exempt-interest dividends may affect a corporate shareholder's alternative minimum tax liability. Applicable tax law and changes therein may also affect the availability of municipal obligations for investment by the Fund and the value of the Fund's portfolio.

Under existing Alabama tax laws, as long as the Fund qualifies as a "regulated investment company" under the Internal Revenue Code, and provided the Fund is invested in obligations the interest on which would be exempt from Alabama personal income taxes if held directly by an individual shareholder (such as obligations of Alabama or its political subdivisions, or of the United States or of certain territories or possessions of the United States), dividends paid by the Fund that represent interest received by the Fund on such obligations will be exempt from Alabama personal income taxes. To the extent that distributions by the Fund are derived from long-term or short-term capital gains on such obligations, or from interest or capital gains on other types of obligations, such distributions will not be exempt from Alabama personal income tax.

Capital gains or losses realized from a redemption of shares of the Fund by an Alabama resident will be taxable for Alabama personal income tax purposes. Interest on indebtedness incurred (directly or indirectly) by a shareholder of the Fund to purchase or carry shares of the Fund will not be deductible for Alabama income tax purposes.

This discussion of the federal and state income tax consequences of an investment in the Fund is not exhaustive on the subject. Consequently, investors should seek qualified tax advice.

ADDITIONAL INVESTMENT INFORMATION
================================================================================
Money market instruments will typically represent a portion of each Fund's portfolio, as funds awaiting investment, to accumulate cash for anticipated purchases of portfolio securities and to provide for shareholder redemptions and operational expenses of the Fund. Money market instruments mature in 13 months or less from the date of purchase and include U.S. Government Securities and corporate debt securities (including those subject to repurchase agreements), bankers' acceptances and certificates of deposit of domestic branches of U.S. banks, and commercial paper (including variable amount demand master notes). At the time of purchase, money market instruments will have a short-term rating in the highest category by any NRSRO or, if not rated, will have been issued by a corporation having an outstanding unsecured debt issue rated in the 3 highest categories of any NRSRO or, if not so rated, of equivalent quality in the Adviser's opinion.

THE GOVERNMENT STREET EQUITY FUND

The Equity Fund may write covered call options. Call options written by the Fund will give the holder the right to buy the underlying securities from the Fund at a stated exercise price. These options are "covered" by the Fund because it will own the underlying securities as long as the option is outstanding. The Fund will receive a premium from writing a call option, which increases the Fund's return in the event the option expires unexercised or is closed out at a profit. The amount of the premium will reflect, among other things, the relationship of the market price of the underlying security to the exercise price of the option and the remaining term of the option. By writing a call option, the Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. The Fund's use of covered call options is intended to increase the total return of the Fund's investment portfolio. It is anticipated that the covered calls will be written primarily against highly appreciated, low basis securities to increase income flows. The Adviser expects that the Fund's use of covered calls will be very limited in scope.

Money market instruments may be purchased by the Equity Fund for temporary defensive purposes when the Adviser believes the prospect for capital appreciation in the equity securities markets is not attractive. As a result of engaging in these temporary measures, the Fund may not achieve its investment objective.

THE GOVERNMENT STREET BOND FUND

Obligations of the Goverment National Mortgage Association (GNMA), the Federal National Mortgage Association (FNMA) and the Federal Home Loan Mortgage Corporation (FHLMC) may include direct pass-through "certificates" representing undivided ownership interests in pools of mortgages. Such certificates are guaranteed as to payment of principal and interest (but not as to price and yield) by the issuer. In the case of securities issued by GNMA, the payment of principal and interest is backed by the full faith and credit of the U.S. Government. Mortgage pass-through certificates issued by FNMA or FHLMC are guaranteed as to payment of principal and interest by the credit of the issuing U.S. Government agency. Securities issued by other non-governmental entities (such as commercial banks or mortgage bankers) may offer credit enhancement such as guarantees, insurance, or letters of credit. Mortgage pass-through certificates are subject to more rapid prepayment than their stated maturity date would indicate; their rate of prepayment tends to accelerate during periods of declining interest rates or increased property transfers and, as a result, the proceeds from such prepayments may be reinvested in instruments which have lower yields. To the extent such securities were purchased at a premium, such prepayments could result in capital losses. The issuer of a pass-through mortgage certificate does not guarantee the yield or the market value of the security.

Money market instruments may be purchased by the Bond Fund when the Adviser believes interest rates are rising, the prospect for capital appreciation in the longer term fixed income securities markets is not attractive, or when the "yield curve" favors short-term fixed income securities versus longer term fixed income securities.

THE ALABAMA TAX FREE BOND FUND

The Alabama Tax Free Bond Fund invests primarily in:

(a) Tax-exempt bonds which are rated AAA, AA, or A by Standard & Poor's Ratings Group ("S&P") or Aaa, Aa, or A by Moody's Investors Service, Inc. ("Moody's"), or which have an equivalent rating by any other NRSRO, or which are considered by the Adviser to have essentially the same characteristics and quality as securities having such ratings; and

(b) Tax-exempt notes of issuers having an issue of outstanding municipal obligations rated AAA, AA or A by S&P or Aaa, Aa or A by Moody's, or which are guaranteed by the U.S. Government, or which are rated MIG-1 or MIG-2 by Moody's or have an equivalent rating by any other NRSRO.

Although the Fund normally invests all of its assets in obligations exempt from federal and Alabama state income taxes, market conditions may from time to time limit availability. During periods when the Fund is unable to purchase such obligations, the Fund will invest the assets of the Fund in municipal obligations the interest on which is exempt from federal income taxes, but which is subject to the personal income taxes of Alabama.

The Fund may invest up to 20% of its net assets in municipal obligations the interest on which is subject to the alternative minimum tax.

With respect to those municipal obligations which are not rated by an NRSRO, the Fund will be more reliant on the Adviser's judgment, analysis and experience than would be the case if such municipal obligations were rated. In evaluating the creditworthiness of an issue, whether rated or unrated, the Adviser may take into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, the operating history of and the community support for the facility financed by the issue, the ability of the issuer's management and regulatory matters.

As a temporary defensive measure during times of adverse market conditions, up to 50% of the assets of The Alabama Tax Free Fund may be held in cash or invested in taxable short-term obligations. These may include:

(a) Obligations issued or guaranteed as to interest and principal by the U.S. Government or its agencies or instrumentalities, which may be subject to repurchase agreements; and

(b) Commercial paper which is rated A-1 or A-2 by S&P or P-1 or P-2 by Moody's (or which is unrated but which is considered to have essentially the same characteristics and qualities as commercial paper having such ratings), obligations of banks with $1 billion of assets (including certificates of deposit, bankers' acceptances and repurchase agreements), securities of other investment companies, and cash equivalents.

Interest income from these short-term obligations may be taxable to shareholders as ordinary income for federal and state income tax purposes. As a result of engaging in these temporary measures, the Fund may not achieve its investment objective.

FINANCIAL HIGHLIGHTS
================================================================================

The financial highlights table is intended to help you understand the Funds' financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Funds (assuming reinvestment of all dividends and distributions). This information has been audited by Tait, Weller & Baker, whose report, along with the Funds' financial statements, are included in the annual report, which is available upon request.

THE GOVERNMENT STREET EQUITY FUND
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING
THROUGHOUT EACH YEAR

                                                                              YEARS ENDED MARCH 31,
                                                                       ---------------------------------
                                                      2002           2001            2000           1999         1998
--------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year ....      $     45.14      $    57.07        $  48.10       $  43.79    $   32.59
                                                 ---------       ---------       ---------      ---------    ---------

Income (loss) from investment operations:
Net investment income ...................             0.21            0.19            0.18           0.27         0.32
Net realized and unrealized
gains (losses) on investments ...........             0.41          (11.93)           9.39           6.01        12.28
                                                 ---------       ---------       ---------      ---------    ---------
Total from investment operations ........             0.62          (11.74)           9.57           6.28        12.60
                                                 ---------       ---------       ---------      ---------    ---------
Less distributions:
Dividends from net investment income ....            (0.21)          (0.19)          (0.18)         (0.27)       (0.32)
Distributions from net realized gains ...              --             --             (0.42)         (1.70)       (1.08)
                                                 ---------       ---------       ---------      ---------    ---------

Total distributions .....................            (0.21)          (0.19)          (0.60)         (1.97)       (1.40)
                                                 ---------       ---------       ---------      ---------    ---------

Net asset value at end of year ..........   $        45.55  $        45.14  $        57.07  $       48.10    $   43.79
                                                 =========       =========       =========      =========    =========

Total return ............................             1.38%         (20.61%)         19.93%         14.81%       39.31%
                                                 =========       =========       =========      =========    =========


Net assets at end of year (000's) .......      $   105,701      $   95,511       $ 116,447       $ 90,707   $ 75,643
                                                 =========       =========       =========      =========    =========

Ratio of expenses to average net assets .             0.80%           0.80%           0.83%          0.85%      0.86%

Ratio of investment income
to average net assets ...................             0.47%           0.36%           0.35%          0.61%      0.82%

Portfolio turnover rate .................               17%             11%             17%            22%        18%




THE GOVERNMENT STREET BOND FUND
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING
THROUGHOUT EACH YEAR
                                                                             YEARS ENDED MARCH 31,
                                                                       ---------------------------------
                                                      2002(a)         2001            2000           1999          1998
--------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year .......   $       20.90    $     19.79     $    20.90    $     21.06    $     20.47
                                                    ---------      ---------       --------       --------      ---------

Income (loss) from investment operations:
Net investment income ......................            1.07           1.23           1.23           1.27           1.32
Net realized and unrealized
gains (losses) on investments ..............           (0.06)          1.11          (1.11)         (0.16)          0.60
                                                    ---------      ---------       --------       --------      ---------
Total from investment operations ...........            1.01           2.34           0.12           1.11           1.92
                                                    ---------      ---------       --------       --------      ---------

Dividends from net investment income .......           (1.16)         (1.23)         (1.23)         (1.27)         (1.33)
                                                    ---------      ---------       --------       --------      ---------

Net asset value at end of year .............   $       20.75     $    20.90     $    19.79    $     20.90     $    21.06
                                                    =========      =========      =========       ========      =========

Total return ...............................            4.88%         12.25%          0.67%          5.38%          9.61%
                                                   =========      =========      =========       ========      =========

Net assets at end of year (000's) ..........   $      53,688     $   49,180     $   45,156    $    43,041     $   36,908
                                                   =========      =========      =========       ========      =========

Ratio of expenses to average net assets ....            0.70%          0.69%          0.70%          0.73%          0.74%

Ratio of net investment income
to average net assets ......................            5.06%          6.12%          6.12%          6.01%          6.35%

Portfolio turnover rate ....................              18%             9%            20%            17%            10%


(a) As required, effective April 1, 2001, the Fund has adopted new provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities and recording paydown gains and losses as adjustments to interest income. Had the Fund not adopted these new provisions, the net investment income per share would have been $1.16 and the ratio of net investment income to average net assets would have been 5.50%. Per share data and ratios for periods prior to April 1, 2001 have not been restated to reflect this change in presentation.


THE ALABAMA TAX FREE BOND FUND
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING
THROUGHOUT EACH YEAR
                                                                             YEARS ENDED MARCH 31,
                                                                       ---------------------------------
                                                      2002(a)         2001            2000           1999          1998
--------------------------------------------------------------------------------------------------------------------------

Net asset value at beginning of year .......     $     10.55     $    10.13     $    10.54     $    10.49     $    10.18
                                                    ---------      ---------       --------       --------      ---------

Income (loss) from investment operations:
Net investment income ......................            0.42           0.44           0.44           0.44           0.44
Net realized and unrealized
gains (losses) on investments ..............           (0.15)          0.42          (0.41)          0.05           0.31
                                                    ---------      ---------       --------       --------      ---------

Total from investment operations ...........            0.27           0.86           0.03           0.49           0.75
                                                    ---------      ---------       --------       --------      ---------

Dividends from net investment income .......           (0.42)         (0.44)         (0.44)         (0.44)         (0.44)
                                                    ---------      ---------       --------       --------      ---------

Net asset value at end of year .............     $     10.40     $    10.55     $    10.13     $    10.54     $    10.49
                                                   =========      =========      =========       ========      =========


Total return ...............................            2.61%          8.71%          0.34%          4.73%          7.44%
                                                   =========      =========      =========       ========      =========


Net assets at end of year (000's) ..........     $    31,603     $   28,091     $    23,048    $   21,560     $    19,938
                                                   =========      =========      =========       ========      =========

Ratio of net expenses to average net assets(b)          0.65%          0.65%          0.65%          0.65%          0.65%

Ratio of net investment income
to average net assets ......................            4.02%          4.29%          4.32%          4.16%          4.19%

Portfolio turnover rate ....................              10%             6%            19%             7%             2%


(a) As required, effective April 1, 2001, the Fund has adopted new provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. Had the Fund not adopted this new provision, the ratio of net investment income to average net assets would have been 4.00%. Per share data and ratios prior to April 1, 2001 have not been restated to reflect this change in presentation.

(b) Absent investment advisory fees waived by the Adviser, the ratios of expenses to average net assets would have been 0.71%, 0.71%, 0.72%, 0.76%, and 0.75% for the years ended March 31, 2002, 2001, 2000, 1999, and 1998, respectively.

================================================================================

CUSTOMER PRIVACY POLICY
================================================================================

WE COLLECT ONLY INFORMATION THAT IS NEEDED TO SERVE YOU AND ADMINISTER OUR BUSINESS.

In the process of serving you, we become stewards of your "nonpublic personal information" - information about you that is not available publicly. This information comes to us from the following sources:

o Information you provide directly to us on applications or other forms, correspondence or through conversations (such as your name, social security number, address, phone number, assets, income, date of birth, occupation, etc.).

o Information about your transactions with us, our affiliates or others (such as your account numbers, account balances, transaction details and other financial information).

o Information we receive from third parties (such as your broker, financial planner or other intermediary you hire).

We limit the collection and use of nonpublic personal information to that which is necessary to administer our business and provide superior service.

WE CAREFULLY LIMIT AND CONTROL THE SHARING OF YOUR INFORMATION.

In order to protect customer privacy, we carefully control the way in which any information about you is shared. It is our policy to not disclose any nonpublic personal information about you or former customers to anyone, except as permitted or required by law.

We are permitted by law to disclose all of the information we collect as described above to our affiliates, advisers, subadvisers, transfer agents, broker-dealers, administrators or any firms that assist us in maintaining and supporting the financial products and services provided to you. For example, our transfer agents need information to process your transactions, and our outside vendors need information so that your account statements can be printed and mailed. However, these parties are not permitted to release, use or transfer your information to any other party for their own purpose.

WE ARE COMMITTED TO THE PRIVACY OF YOUR NONPUBLIC PERSONAL INFORMATION AND WILL USE STRICT SECURITY STANDARDS TO SAFEGUARD IT.

We are committed to the security of your nonpublic personal information. Our employees and others hired to work for us are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information. Employees are bound by this privacy policy and are educated on implementing our security principles and practices.

We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information. Our operational and data processing systems are in a secure environment that protects nonpublic personal information from being accessed inappropriately by third parties.

This privacy  policy  explains  how we handle  nonpublic  personal  information;
however, you should also review the privacy policies adopted by any of your financial intermediaries, such as a broker-dealer, bank, or trust company to understand how they protect your nonpublic personal information in accordance with our internal security standards.

This privacy policy notice is for Williamsburg Investment Trust (the "Trust") and Ultimus Fund Distributors, LLC, the Trust's principal underwriter.

IF  YOU  HAVE  ANY  QUESTIONS  ABOUT  THE   CONFIDENTIALITY   OF  YOUR  CUSTOMER
INFORMATION,   CALL   1-866-738-1125   TO   TALK  TO  A   SHAREHOLDER   SERVICES
REPRESENTATIVE.

================================================================================

================================================================================

                          THE GOVERNMENT STREET FUNDS
                        --------------------------------
                              No Load Mutual Funds

                        INVESTMENT ADVISER
                        T. Leavell & Associates, Inc.
                        150 Government Street
                        Post Office Box 1307
                        Mobile, Alabama 36633
                        www.tleavell.com

                        ADMINISTRATOR
                        Ultimus Fund Solutions, LLC
                        P.O. Box 46707
                        Cincinnati, Ohio 45246-0707
                        (Toll-Free) 1-866-738-1125

                        CUSTODIAN

                        U.S. Bank, N.A

                        425 Walnut Street
                        Cincinnati, Ohio 45202

                        INDEPENDENT AUDITORS
                        Tait, Weller & Baker
                        Eight Penn Center Plaza, Suite 800
                        Philadelphia, Pennsylvania 19103

                        LEGAL COUNSEL
                        Sullivan & Worcester LLP
                        One Post Office Square
                        Boston, Massachusetts  02109

                        BOARD OF TRUSTEES
                        Richard Mitchell, President
                        Austin Brockenbrough III
                        John T. Bruce
                        Charles M. Caravati, Jr
                        J. Finley Lee, Jr
                        Richard L. Morrill
                        Harris V. Morrissette
                        Erwin H. Will, Jr
                        Samuel B. Witt III


================================================================================

                                TABLE OF CONTENTS
================================================================================

Risk/Return Summary .......................................................   2
Synopsis of Costs and Expenses ............................................  10
How to Purchase Shares ....................................................  11
How to Redeem Shares ......................................................  13
How Net Asset Value is Determined .........................................  15
Management of the Funds ...................................................  15
Dividends, Distributions and Taxes ........................................  18
Additional Investment Information .........................................  20
Financial Highlights ......................................................  23

Customer Privacy Policy ...................................................  26


                           FOR ADDITIONAL INFORMATION

Additional information about the Funds is included in the Statement of Additional Information (SAI), which is hereby incorporated by reference in its entirety. Additional information about the Funds' investments is available in the Funds' annual and semiannual reports to shareholders. In the Funds' annual report, you will find a discussion of the market conditions and strategies that significantly affected the Funds' performance during their last fiscal year. To obtain a free copy of the SAI, the annual and semiannual reports or other information about the Funds, or to make inquiries about the Funds, please call Toll-Free

                                 1-866-738-1125

Information about the Funds (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's public reference room in Washington, D.C. Information about the operation of the public reference room can be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the Funds are available on the Edgar Database on the Commission's Internet site at http://www.sec.gov. Copies of information on the Commission's Internet site may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to: Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-0102.

                               File No. 811-5685

================================================================================

                           THE GOVERNMENT STREET FUNDS
                                                                                                   Send completed application to:
                                                                                                      THE GOVERNMENT STREET FUNDS
                                                                                                         c/o Shareholder Services
FUND SHARES APPLICATION                                                                                            P.O. Box 46707
(Please type or print clearly)                                                                          Cincinnati, OH 45246-0707
=================================================================================================================================
ACCOUNT REGISTRATION

/ / Individual             ______________________________________________________________________________________________________
                           (First Name)           (Middle Initial)           (Last Name)          (Birthdate)             (SS#)

/ / Joint*                 ______________________________________________________________________________________________________
                           (First Name)           (Middle Initial)           (Last Name)          (Birthdate)             (SS#)
                            *Joint  accounts  will be  registered  joint tenants
                             with the  right of  survivorship  unless  otherwise
                             indicated.

/ / UGMA/UTMA              _____________________________________________ under the ________ Uniform Gifts/Transfers to Minors Act
                           (First Name)   (Middle Initial)   (Last Name)            (State)

                           _________________________________________________________________________________________ as Custodian
                           (First Name)                    (Middle Name)                   (Last Name)

                           ______________________________________________________________________________________________________
                                              (Birthdate of Minor)                     (SS # of Minor)

/ / For Corporations,     _____________________________________________________________________________________________________
    Partnerships, Trusts,  Name of  Corporation  or  Partnership.  If a  Trust, include the name(s) of Trustees in which account
    Retirement Plans and   will be registered, and the date of the Trust instrument.
    Third Party IRAs.

                           ______________________________________________________________________________________________________
                                                          (Taxpayer Identification Number)

---------------------------------------------------------------------------------------------------------------------------------
ADDRESS


Street Address _______________________________________________   Occupation ___________________________________________________

City _______________________________  State________Zip ______  Employer Name/Address __________________________________________

Telephone ________________________________________U.S. Citizen ____Resident Alien ____Non Resident ____________________________
                                                                                                      (Country of Residence)


---------------------------------------------------------------------------------------------------------------------------------

DUPLICATE CONFIRMATION ADDRESS (if desired)

Name ____________________________________________________________________________________________________________________________

Street or P.O. Box ______________________________________________________________________________________________________________

City _____________________________________________________________________________________State______________Zip ________________

---------------------------------------------------------------------------------------------------------------------------------

INITIAL INVESTMENT (Minimum initial investment: $5,000; $1,000 minimum for tax qualified account)

/ / Enclosed is a check payable to THE GOVERNMENT STREET FUNDS for $ ____________________ (Please indicate Fund(s) below)

/ / Funds were wired to U.S. Bank on _____________________ in the amount of $ ________________ (Please indicate Fund(s) below)

/ / GOVERNMENT STREET EQUITY FUND  $________________

/ / GOVERNMENT STREET BOND FUND    $________________

/ / ALABAMA TAX FREE BOND FUND     $________________

By Mail: You may purchase shares by mail by completing and signing this application. Please mail with your check to the address above.

By Wire: You may  purchase  shares by wire.  PRIOR TO SENDING THE WIRE,  PLEASE CONTACT  THE FUNDS  (TOLL-FREE)  AT  1-866-738-1125
         SO THAT YOUR WIRE TRANSFER IS PROPERLY  CREDITED TO YOUR  ACCOUNT.  Please  forward your completed application by mail immediately thereafter to the Funds. The wire should be routed as follows:

               U.S. BANK, N.A.
               ABA #042000013
               FOR CREDIT TO GOVERNMENT STREET FUNDS #19945-6682
               FOR THE [NAME OF FUND]
               FOR  [SHAREHOLDER  NAME AND SOCIAL SECURITY OR TAXPAYER ID NUMBER]

---------------------------------------------------------------------------------------------------------------------------------
DIVIDEND AND DISTRIBUTION INSTRUCTIONS

/ / Reinvest all  dividends  and capital  gains  distributions
/ / Reinvest all capital gain  distributions;  dividends to be paid in cash
/ / Pay all dividends and capital gain distributions in cash
         / / By Check   / / By ACH to my bank checking or savings account. PLEASE ATTACH A VOIDED CHECK.

---------------------------------------------------------------------------------------------------------------------------------

SIGNATURE AUTHORIZATION FOR USE BY CORPORATIONS, TRUSTS, PARTNERSHIPS AND OTHER INSTITUTIONS
Please retain a copy of this document for your files.  Any  modification  of the information  contained  in  this  section  will require  an  Amendment  to this Application Form.

/ / New Application    / / Amendment to previous Application dated________________________________Account No.__________________

Name of Registered Owner_______________________________________________________________________________________________________

The  following  named  person(s)  are currently  authorized  signatories  of the Registered  Owner.  Any________________  of them is/are  authorized  under  the applicable governing  document to act with full  power  to sell, assign or  transfer securities of
THE GOVERNMENT STREET  FUNDS for the  Registered  Owner and  to execute  and deliver any instrument necessary to effectuate the authority hereby conferred:

                     Name                                   Title                                   Signature
    -------------------------------------   -------------------------------------   -----------------------------------------

    -------------------------------------   -------------------------------------   -----------------------------------------

    -------------------------------------   -------------------------------------   -----------------------------------------

THE GOVERNMENT STREET FUNDS, or any agent of the Funds may,  without inquiry,  rely upon the  instruction  of  any person(s)
purporting to be an authorized  person named above, or in any Amendment  received by the Funds or their agent. The Funds and their
Agent shall not be liable for any  claims,  expenses  or  losses  resulting  from  having  acted  upon any  instruction reasonably believed to be genuine.

---------------------------------------------------------------------------------------------------------------------------------

SPECIAL INSTRUCTIONS

REDEMPTION INSTRUCTIONS
Please honor any redemption instruction received via telegraphic or facsimile believed to be authentic.

/ / Please mail redemption proceeds to the name and address of record
/ / Please wire  redemptions  to the  commercial  bank account  indicated  below (subject to a minimum wire transfer of $5,000)

SYSTEMATIC WITHDRAWAL
Please redeem  sufficient  shares from this account at the then net asset value, in  accordance  with the  instructions  below:
(subject  to a minimum  $100 per distribution)

Dollar amount of each withdrawal $ ______________________________________ beginning the last business day of ____________________
Withdrawals to be made: / / Monthly  / / Quarterly

/ / Please  DEPOSIT  DIRECTLY the proceeds to the bank account  below
/ / Please mail redemption proceeds to the name and address of record

AUTOMATIC INVESTMENT
Please  purchase shares of THE GOVERNMENT  STREET FUNDS by withdrawing  from the commercial bank account below, per the instructions below:

Amount (minimum $100) $ ____________________________         Please make my automatic investment on:

$________________________ Government Street Equity Fund      / / the last business day of each month

$________________________ Government Street Bond Fund        / / the 15th day of each month

$________________________ Alabama Tax Free Bond Fund         / / both the 15th and last business day


_________________________________________________________________
                     (Name of Bank)
is  hereby  authorized  to charge  to my  account  the bank  draft  amount  here indicated.  I understand  the payment of this draft is subject to all provisions of the contract as stated on my bank account signature card.

_________________________________________________________________
(Signature as your name appears on the bank account to be drafted)

For AUTOMATIC INVESTMENT or SYSTEMATIC WITHDRAWAL please attach a voided check from the below account.

Name as it appears on the account _____________________________________________________________________

Commercial bank account # _____________________________________________________________________________

ABA Routing # _________________________________________________________________________________________

City, State and Zip in which bank is located __________________________________________________________

---------------------------------------------------------------------------------------------------------------------------------

SIGNATURE AND TIN CERTIFICATION


I/We  certify that I have full right and power,  and legal  capacity to purchase shares of the Funds and affirm  that I have received a current  prospectus  and understand the invest-ment  objectives and policies stated  therein. The investor hereby ratifies any  instructions  given pursuant to this  Application  and  for  himself  and  his  successors  and  assigns  does hereby  release  Ultimus  Fund  Solutions,  LLC,  Williamsburg  Investment  Trust, T. Leavell & Associates,  Inc., and their respective officers, employees, agents and affiliates from any and all liability in the  performance of the acts  instructed herein provided that such entities have exercised due care to determine that  the instructions are genuine.  I certify under the penalties of perjury that (1) the Social  Security Number or Tax  Identification  Number  shown  is correct and (2) I am not subject to backup  withholding.  The  certifications  in  this  paragraph  are  required  from  all  non-exempt  persons to  prevent  backup  withholding  of all  taxable distributions and gross redemption  proceeds  under the federal income tax law.  The  Internal  Revenue  Service  does  not  require  my  consent  to any  provision of this  document  other than  the
certifications required to avoid  backup withholding. (Check here if you are subject to backup withholding)    / /.


-------------------------------------------------------------       --------------------------------------------------------------
APPLICANT                                           DATE            JOINT APPLICANT                                      DATE

-------------------------------------------------------------       --------------------------------------------------------------
OTHER AUTHORIZED SIGNATORY                          DATE            OTHER AUTHORIZED SIGNATORY                           DATE

================================================================================

                                      THE
                                   JAMESTOWN
                                     FUNDS

                                 NO-LOAD FUNDS

                          THE JAMESTOWN BALANCED FUND
                           THE JAMESTOWN EQUITY FUND
                    THE JAMESTOWN INTERNATIONAL EQUITY FUND
                        THE JAMESTOWN FIXED INCOME FUND

                     THE JAMESTOWN TAX EXEMPT VIRGINIA FUND



                                   PROSPECTUS



                                 AUGUST 1, 2002




                               INVESTMENT ADVISOR
                      LOWE, BROCKENBROUGH & Company, Inc.
                               Richmond, Virginia


These securities have not been approved nor disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

================================================================================

                               TABLE OF CONTENTS
================================================================================
Risk/Return Summary .......................................................   3
Synopsis of Costs and Expenses ............................................  11

Additional Investment Information .........................................  12

How to Purchase Shares ....................................................  23
How to Redeem Shares ......................................................  25
How Net Asset Value is Determined .........................................  27
Management of the Funds ...................................................  28
Dividends, Distributions and Taxes ........................................  30
Financial Highlights ......................................................  33

Customer Privacy Policy ...................................................  39


--------------------------------------------------------------------------------
THE JAMESTOWN FUNDS

INVESTMENT ADVISOR
Lowe, Brockenbrough & Company, Inc.
1802 Bayberry Court
Suite 400
Richmond, Virginia 23226
www.jamestownfunds.com

ADMINISTRATOR
Ultimus Fund Solutions, LLC
P.O. Box 46707
Cincinnati, Ohio 45246-0707
(Toll-Free) 1-866-738-1126

INDEPENDENT AUDITORS
Tait, Weller & Baker
Eight Penn Center Plaza, Suite 800
Philadelphia, Pennsylvania 19103

LEGAL COUNSEL
Sullivan & Worcester LLP
One Post Office Square
Boston, Massachusetts 02109

BOARD OF TRUSTEES
Austin Brockenbrough, III
John T. Bruce
Charles M. Caravati, Jr.
J. Finley Lee, Jr.
Richard Mitchell
Richard L. Morrill
Harris V. Morrissette
Erwin H. Will, Jr.
Samuel B. Witt, III

PORTFOLIO MANAGERS

THE JAMESTOWN BALANCED FUND

   Charles M. Caravati III, CFA
   Lawrence B. Whitlock, Jr., CFA
   Joseph A. Jennings III, CFA

THE JAMESTOWN EQUITY FUND

   Charles M. Caravati III, CFA
   Lawrence B. Whitlock, Jr., CFA

THE JAMESTOWN INTERNATIONAL EQUITY FUND
   Kathleen Harris, CFA

THE JAMESTOWN TAX EXEMPT VIRGINIA FUND
   Beth Ann Gustafson, CFA

--------------------------------------------------------------------------------

RISK/RETURN SUMMARY
================================================================================

The Jamestown Balanced Fund, The Jamestown Equity Fund, The Jamestown International Equity Fund and The Jamestown Tax Exempt Virginia Fund are NO-LOAD, open-end series of the Williamsburg Investment Trust, a registered management investment company commonly known as a "mutual fund." Each Fund represents a separate mutual fund with its own investment objectives and policies.


WHAT ARE THE FUNDS' INVESTMENT OBJECTIVES?

THE JAMESTOWN BALANCED FUND'S investment objectives are long-term growth of capital and income through investment in a balanced portfolio of equity and fixed income securities. Capital protection and low volatility are important investment goals.

THE JAMESTOWN EQUITY FUND'S investment objective is long-term growth of capital through investment in a diversified portfolio composed primarily of common stocks. Current income is incidental to this objective and may not be significant.

THE JAMESTOWN INTERNATIONAL EQUITY FUND'S investment objective is to achieve superior total returns through investment in equity securities of issuers located outside the United States.


THE JAMESTOWN TAX EXEMPT VIRGINIA FUND'S investment objectives are to provide current income exempt from federal income taxes and from the personal income taxes of Virginia, to preserve capital, to limit credit risk and to take advantage of opportunities to increase income and enhance the value of your investment.

WHAT ARE THE FUNDS' PRINCIPAL INVESTMENT STRATEGIES?

JAMESTOWN BALANCED FUND
The percentage of assets of the Balanced Fund invested in equities and fixed income securities will vary from time to time depending upon the Advisor's judgment of general market and economic conditions, trends in yields and interest rates and changes in fiscal or monetary policies. The Advisor attempts to take advantage of the long-term capital growth and income opportunities available in the securities markets considering the investment goals of capital protection and low volatility. The Fund will also invest in a variety of companies, industries and economic sectors.

Equity securities, including common stocks, preferred stocks, convertible preferred stocks and convertible bonds, are acquired for capital appreciation or a combination of capital appreciation and income. Fixed income securities, including corporate debt obligations, U.S. Government Securities and mortgage-related and other asset-backed securities, are acquired for income and secondarily for capital appreciation.


JAMESTOWN EQUITY FUND
The Advisor seeks to achieve the Equity Fund's objective through investment in a diversified portfolio composed primarily of common stocks, preferred stocks, convertible preferred stocks and convertible bonds. Equity investments are made using fundamental analysis, proprietary models and qualitative, judgmental evaluation as selection criteria. The Fund seeks financially strong, relatively large companies which offer above average earnings and relatively modest valuations. Under normal circumstances, at least 80% of the Fund's net assets will be invested in equity securities, and Fund shareholders will be provided with at least 60 days' prior notice of any change in this policy.

JAMESTOWN INTERNATIONAL EQUITY FUND
The International Equity Fund will establish concentrated positions in countries and regions that look most attractive. The Fund will look for a favorable mix of positive monetary outlook, attractive valuation levels, accelerating corporate earnings, and a good supply and demand relationship for equities. The country or region concentration will be further focused on liquid investments in specific companies where broadly defined value and accelerating earnings have been identified. The Fund will focus on both country and stock selection. Under normal circumstances, at least 80% of the Fund's net assets will be invested in equity securities of issuers located outside the United States, and Fund shareholders will be provided with at least 60 days' prior notice of any change in this policy.

The Fund will seek to control risk by diversifying its assets among 12 or more countries, and by possibly purchasing forward currency exchange contracts to hedge against anticipated currency fluctuations.


JAMESTOWN TAX EXEMPT VIRGINIA
Fund At least 80% of the Tax Exempt Virginia Fund's assets will normally be invested in Virginia tax-exempt securities and at least 80% of the Fund's annual income will be exempt from federal income tax and excluded from the calculation of the federal alternative minimum tax. The foregoing policies may not be altered without the approval of a majority (as defined by the Investment Company Act of 1940) of the Fund's shares.

The Advisor emphasizes a disciplined balance between sector selection and moderate portfolio duration shifts to enhance income and total return. The Fund's portfolio duration will range between 2 and 10 years. The Fund intends to concentrate its investments in "high quality" bonds by maintaining at least 90% of its assets in bonds rated A or better. The Fund also intends to invest in a broad range of investment grade municipal obligations.

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE FUNDS?

JAMESTOWN BALANCED FUND

The value of the portion of the Balanced Fund's portfolio invested in equity securities will fluctuate in response to stock market movements, and the value of the portion of the Fund's portfolio invested in fixed income securities will fluctuate with changes in interest rates or in the creditworthiness of individual issuers. Typically a rise in interest rates causes a decline in the market value of fixed income securities. Mortgage-related and other asset-backed securities may be particularly sensitive to changes in prevailing interest rates and early repayment on such securities may expose the Fund to a lower rate of return upon reinvestment of principal. There is a risk that you could lose money by investing in the Fund.


The Fund may not achieve the degree of capital appreciation that a portfolio investing solely in equity securities might achieve. The investment results of the Fund depend upon the ability of the Advisor to correctly anticipate the relative performance of equity securities and fixed income securities of varying maturities.

JAMESTOWN  EQUITY FUND
The return on and value of an investment in the Equity Fund will fluctuate in response to stock market movements. Equity securities are subject to market risks and fluctuations in value due to earnings, economic conditions and other factors beyond the control of the Advisor. The Fund's portfolio might also decrease in value in response to the activities and financial prospects of an individual company in the portfolio. The Fund's method of security selection may not be successful and the Fund may underperform the stock market as a whole. As a result, there is a risk that you could lose money by investing in the Fund.

JAMESTOWN INTERNATIONAL EQUITY FUND
Investments in securities of foreign issuers involve somewhat different investment risks from those affecting securities of domestic issuers. In addition to overall stock market risk and credit risks relative to specific issuers, investments in foreign securities involve sovereign risk, which includes local political and economic developments, potential nationalization, withholding taxes on dividend or interest payments and currency blockage. Foreign companies may have less public or less reliable information available about them and may be subject to less governmental regulation than U.S. companies. Securities of foreign companies may be less liquid or more volatile than securities of U.S. companies. As a result, there is a risk that you could lose money by investing in the Fund.

JAMESTOWN TAX EXEMPT VIRGINIA FUND
Since the Tax Exempt Virginia Fund concentrates its investments in Virginia municipal securities, an investment in the Fund may be adversely affected by factors that impact the Virginia economy or its political, geographic and demographic conditions. In addition, there is the risk that substantial changes in federal income tax laws could cause municipal bond prices to decline. The return on and value of an investment in the Fund will fluctuate with changes in interest rates or in the creditworthiness of individual issuers. Generally, when interest rates rise, the value of the Fund's portfolio securities can be expected to decline. As a result, there is a risk that you could lose money by investing in the Fund.

As a non-diversified fund, the Fund may be invested in fewer issuers than a diversified fund. Because a relatively high percentage of the assets of the Fund may be invested in the securities of a limited number of issuers, the value of shares of the Fund may be more sensitive to any single economic, business, political or regulatory occurrence than the value of shares of a diversified investment company.

PERFORMANCE SUMMARY

The bar charts and performance tables shown below provide an indication of the risks and variability of investing in the Funds by showing changes in the performance of the Funds from year to year and by showing how the average annual total returns of the Funds for 1, 5, and 10 years compare with those of a broad measure of market performance. How the Funds have performed in the past (before and after taxes) is not necessarily an indication of how the Funds will perform in the future.

                               [GRAPHIC OMITTED]

                            JAMESTOWN BALANCED FUND

1992   1993     1994    1995    1996    1997     1998    1999     2000     2001
----   ----     ----    ----    ----    ----     ----    ----     ----     ----

8.31%  4.41%   0.08%   29.22%  15.75%   19.89%   18.27%  11.47%  0.85%  -11.28%


During the period shown in the bar chart, the highest return for a quarter was 16.58% during the quarter ended December 31, 1998 and the lowest return for a quarter was -9.49% during the quarter ended September 30, 2001.

The year-to-date return through June 30, 2002 is -5.54%.

The impact of taxes is not reflected in the bar chart; if reflected, returns would be less than those shown.

                              [GRAPHIC OMITTED]

                             JAMESTOWN EQUITY FUND

   1993    1994     1995     1996     1997    1998     1999     2000     2001
   ----    ----     ----     ----     ----    ----     ----     ----     ----

  2.05%   1.10%    34.27%   21.06%   25.53%   23.97%   16.65%  -1.71%  -19.78%

During the period shown in the bar chart, the highest return for a quarter was 26.90% during the quarter ended December 31, 1998 and the lowest return for a quarter was -16.33% during the quarter ended September 30, 2001.

The year-to-date return through June 30, 2002 is -10.23%.

The impact of taxes is not reflected in the bar chart; if reflected, returns would be less than those shown.


                              [GRAPHIC OMITTED]

                       JAMESTOWN INTERNATIONAL EQUITY FUND

            1997           1998         1999         2000         2001
            ----           ----         ----         ----         ----

           12.43%         23.95%       39.61%       -20.41%      -27.27%


During the period shown in the bar chart, the highest return for a quarter was 23.70% during the quarter ended December 31, 1999 and the lowest return for a quarter was -18.06% during the quarter ended September 30, 2001.

The year-to-date return through June 30, 2002 is -3.27%.

The impact of taxes is not reflected in the bar chart; if reflected, returns would be less than those shown.

                               [GRAPHIC OMITTED]

                       JAMESTOWN TAX EXEMPT VIRGINIA FUND

       1994     1995     1996     1997    1998     1999     2000     2001
       ----     ----     ----     ----    ----     ----     ----     ----

     -3.69%    12.21%    3.87%    7.07%   5.40%   -1.74%    8.98%    4.44%


During the period shown in the bar chart, the highest return for a quarter was 4.73% during the quarter ended March 31, 1995 and the lowest return for a quarter was -4.37% during the quarter ended March 31, 1994.


The year-to-date return through June 30, 2002 is 3.93%.

The impact of taxes is not reflected in the bar chart; if reflected, returns would be less than those shown.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2001

The table below shows how each Fund's average annual total returns compare with those of a broad measure of market performance. The table also presents the impact of taxes on the Funds' returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

JAMESTOWN BALANCED FUND

                                               1 YEAR      5 YEARS      10 YEARS
--------------------------------------------------------------------------------
Return Before Taxes .........................  -11.28%       7.18%         9.12%
Return After Taxes on Distributions .........  -12.16%       5.49%         7.23%
Return After Taxes on Distributions
 and Sale of Fund Shares ....................  -6.75%        5.36%         6.83%

Standard & Poor's 500 Index(1) (reflects no
 deduction for fees, expenses, or taxes) ....  -11.88%      10.71%        12.94%

JAMESTOWN EQUITY FUND
                                                                      SINCE
                                                                    INCEPTION
                                             1 YEAR      5 YEARS  (DEC. 1, 1992)
--------------------------------------------------------------------------------
Return Before Taxes .......................  -19.78%       7.43%       10.33%
Return After Taxes on Distributions .......  -19.97%       6.47%        9.40%
Return After Taxes on Distributions
 and Sale of Fund Shares ..................  -11.96%       5.91%        8.43%

Standard & Poor's 500 Index(1) (reflects no
 deduction for fees, expenses, or taxes) ..  -11.88%      10.71%       13.60%


JAMESTOWN INTERNATIONAL EQUITY FUND
                                                                     SINCE
                                                                    INCEPTION
                                             1 YEAR     5 YEARS (APRIL 16, 1996)
--------------------------------------------------------------------------------
Return Before Taxes .......................  -27.27%       2.41%        1.69%
Return After Taxes on Distributions .......  -27.91%       1.40%        0.78%
Return After Taxes on Distributions
 and Sale of Fund Shares ..................  -16.50%       2.09%        1.47%

Morgan Stanley Europe, Australia and
 Far East ("EAFE") Index(2) (reflects no
 deduction for fees, expenses, or taxes) ..  -21.45%       0.89%        0.82%



JAMESTOWN TAX EXEMPT VIRGINIA FUND
                                                                      SINCE
                                                                    INCEPTION
                                              1 YEAR    5 YEARS  (SEPT. 1, 1993)
--------------------------------------------------------------------------------

Return Before Taxes .......................    4.44%      4.77%        4.61%
Return After Taxes on Distributions .......    4.44%      4.76%        4.61%
Return After Taxes on Distributions
 and Sale of Fund Shares ..................    4.34%      4.69%        4.57%

Lehman Municipal Bond Index(3) (reflects no
 deduction for fees, expenses, or taxes) ..    5.14%      5.98%        5.76%


(1) The Standard & Poor's 500 Index ("S&P 500") is a widely recognized, unmanaged index of common stock prices.

(2) The Morgan Stanley EAFE Index is an unmanaged index which tracks the market performance of small, medium and large capitalization companies in Europe, Australia and the Far East.

(3) The Lehman Municipal Bond Index is an unmanaged index of bonds widely recognized as a broad measure of performance of the municipal bond market.

SYNOPSIS OF COSTS AND EXPENSES
================================================================================
This table describes the fees and expenses that you will pay if you buy and hold shares of the Funds.


SHAREHOLDER FEES (fees paid directly from your investment):

                                                        INTERNATIONAL TAX EXEMPT
                                     BALANCED    EQUITY     EQUITY     VIRGINIA
                                       FUND       FUND       FUND         FUND
--------------------------------------------------------------------------------
Sales Charge Imposed on Purchases ..   None       None        None        None
Contingent Deferred Sales Charge ...   None       None        None        None
Sales Charge Imposed on
 Reinvested Dividends ..............   None       None        None        None
Redemption Fee (as a percentage of
 the amount redeemed) ..............   None       None         2%*        None

* The redemption fee is imposed only on redemption of shares within 90 days of the date of purchase and does not apply to the redemption of shares acquired through reinvestment of dividends and other distributions.


ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets):



                                                        INTERNATIONAL TAX EXEMPT
                                     BALANCED    EQUITY     EQUITY     VIRGINIA
                                       FUND       FUND       FUND         FUND
--------------------------------------------------------------------------------

Management Fee .....................   0.65%      0.65%       1.00%       0.40%
Administrator's Fees ...............   0.12%      0.13%       0.18%       0.15%
Other Expenses .....................   0.09%      0.12%       0.33%       0.13%
                                      ------     ------      ------      ------
Total Annual Fund Operating Expenses   0.86%      0.90%       1.51%**     0.68
                                      ======     ======      ======      ======

** The Advisor currently intends to waive all or a portion of its management fee to the extent necessary to limit total annual operating expenses to 1.38% of the Fund's average net assets. The Adviser reserves the right to terminate this waiver at any time in the Adviser's sole discretion.


EXAMPLE
This Example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. It assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that a Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                     INTERNATIONAL    TAX EXEMPT
                          BALANCED       EQUITY         EQUITY         VIRGINIA
                            FUND          FUND           FUND            FUND
--------------------------------------------------------------------------------

1 Year .................   $   88        $   92         $  154         $   69
3 Years ................      274           287            477            218
5 Years ................      477           498            824            379
10 Years ...............    1,061         1,108          1,802            847

The footnotes to the Financial Highlights table contain information concerning a decrease in the expense ratios of the Balanced Fund and the Equity Fund as a result of a directed brokerage arrangement.

ADDITIONAL INVESTMENT INFORMATION
================================================================================


The investment objectives of THE JAMESTOWN BALANCED FUND are long-term growth of capital and income through investment in a balanced portfolio of equity and fixed income securities. Capital protection and low volatility are important investment goals.

The investment objective of THE JAMESTOWN EQUITY FUND is long-term growth of capital through investment in a diversified portfolio composed primarily of common stocks. Current income is incidental to this objective and may not be significant.

The investment objective of THE JAMESTOWN INTERNATIONAL EQUITY FUND is to achieve superior total returns through investment in equity securities of issuers located outside of the United States.

The investment objectives of THE JAMESTOWN TAX EXEMPT VIRGINIA FUND are to provide current income exempt from federal income taxes and from the personal income taxes of Virginia, to preserve capital, to limit credit risk and to take advantage of opportunities to increase income and enhance the value of your investment.

The Funds are not intended to be a complete investment program and there can be no assurance that the Funds will achieve their investment objectives. The investment objectives of each Fund may not be altered without the prior approval of a majority (as defined by the Investment Company Act of 1940) of the Fund's shares.

                         EQUITY FUND AND BALANCED FUND

EQUITY SELECTION. The Equity Fund and the equity portion of the Balanced Fund will be primarily invested in common stocks, straight preferred stocks, convertible preferred stocks and convertible bonds. Such investments are made primarily for long term growth of capital, with income as a secondary consideration. Equity securities are selected based on several criteria, including, among other things:

1. Fundamental factors such as financial strength, management record, size of the company, strategy and position of its major products and services.

2. Stock rankings, through the use of a proprietary computerized screening process which ranks stocks by using near term earnings momentum (the percentage change in projected earnings for the next four quarters compared to actual earnings for the last four quarters), earnings revisions, earnings surprises and earnings stability. The model uses consensus earnings estimates obtained from published investment research sources. Each of the companies is also ranked relative to other companies in their sector based on a forward price-earnings ratio.

3. Companies that screen well are then subjected to qualitative, judgmental evaluation by the Advisor's equity team.

Attractive equity securities for investment would include companies that are fundamentally attractive, rank well on the screening process, and pass the review of the Advisor's equity team. The Advisor uses these selections to focus on financially strong, relatively large companies which offer above average earnings growth and relatively modest valuations. Securities convertible into common stocks are evaluated based on both their equity attributes and fixed income attributes.

FIXED INCOME SELECTION. The Balanced Fund's fixed income investments may include corporate debt obligations and U.S. Government obligations. U.S. Government obligations include direct obligations of the U.S. Treasury and securities issued or guaranteed as to interest and principal by agencies or instrumentalities of the U.S. Government, including those subject to repurchase agreements. While obligations of some U.S. Government sponsored entities are supported by the full faith and credit of the U.S. Government, several are supported by the right of the issuer to borrow from the U.S. Government, and still others are supported only by the credit of the issuer itself. The guarantee of the U.S. Government does not extend to the yield or value of the U.S. Government obligations held by the Fund or to the Fund's shares.

Corporate debt obligations will consist of "investment grade" securities rated at least Baa by Moody's Investors Service, Inc. ("Moody's") or BBB by Standard & Poor's Ratings Group ("S&P") or, if not rated, of equivalent quality in the opinion of the Advisor. Corporate debt obligations are acquired primarily for their income return and secondarily for capital appreciation. No bond having a Moody's or S&P rating of less than A will be acquired if, as a result, more than 20% of the total value of the fixed income portion of the Balanced Fund's assets would be invested in such bonds. This applies at the time of acquisition; a decline in the value of the Balanced Fund's assets subsequent to acquisition will not require a sale of previously acquired securities, nor will a change in rating subsequent to acquisition require a sale. For as long as the Balanced Fund holds a fixed income security, the Advisor monitors the issuer's credit standing.

Fixed income investment decisions are made on the basis of the yield relative to yields available on the same maturity of U.S. Treasury Notes or Bonds
("Treasuries"). When the yield "spread" between Treasuries and other fixed income securities is great, then U.S. Government agency securities or corporate debt obligations (each of which will have higher yields than Treasuries of the same maturity) are potentially attractive. When yield spreads are low, Treasuries would be the preferred investment. The average maturity of the fixed income portion of the Balanced Fund's portfolio will vary from 3 to 12 years. The average maturity of the portfolio will be shifted to reflect the Advisor's assessment of changes in credit conditions, international currency markets, economic environment, fiscal policy, monetary policy and political climate.

PORTFOLIO ALLOCATION FOR THE BALANCED FUND. The Balanced Fund invests in a balanced portfolio of equity and fixed income securities. Equity securities are acquired for capital appreciation or a combination of capital appreciation and income. Fixed income securities are acquired for income and secondarily for capital appreciation.

In addition to the types of securities described above, the Advisor also invests its assets among various companies, industries and economic sectors and adjusts the Fund's portfolio allocation between common stocks and fixed income securities in an attempt to take advantage of what the Advisor believes are the best opportunities for long-term growth of capital and income, considering the investment goals of capital protection and low volatility. In making determinations of how to allocate the portfolio between equities and fixed income securities, the Advisor uses a proprietary equity risk model. This model looks at the valuation of equities in absolute terms and relative to fixed income yields, interest rates, inflation, economic growth and sentiment measures.

While the Advisor uses the foregoing analysis in portfolio allocation considerations, it relies upon the judgment of its professional staff to make conclusive portfolio allocation determinations, especially during times of volatile stock market and interest rate fluctuation, in an attempt to achieve the Balanced Fund's goal of low volatility. While the S&P 500 is used as a proxy for the stock market in formulating portfolio allocation determinations, equity investments are not limited to stocks included in the S&P 500 Index. There is no assurance that the projected S&P 500 total rate of return will be realized by the Balanced Fund, and the rate of return of the Balanced Fund's portfolio may be significantly different than the projected S&P 500 rate of return.

The Advisor does not attempt to predict the proportion of income or growth of capital to be realized by the Balanced Fund. However, the common stock and fixed income allocations will each normally range from a minimum of 25% to a maximum of 75% of the Balanced Fund's assets.

RISK CONSIDERATIONS. To the extent that the Equity Fund's portfolio is fully invested in equity securities, and the major portion of the Balanced Fund's portfolio is invested in equity securities, it may be expected that the net asset value of each Fund will be subject to greater fluctuation than a portfolio containing mostly fixed income securities. Stocks and other equity securities are subject to inherent market risks (rapid increase or decrease in value or liquidity of the security) and fluctuations in value due to earnings, economic conditions and other factors beyond the control of the Advisor. Securities in the Funds' portfolios may not perform as well as the market as a whole and some undervalued securities may continue to be undervalued for long periods of time. As a result, there is a risk that you could lose money by investing in the Funds.


The value of the Balanced Fund's fixed income securities will generally vary inversely with the direction of prevailing interest rate movements. Consequently, should interest rates increase or the creditworthiness of an issuer deteriorate, the value of the Balanced Fund's fixed income securities would decrease in value, which would cause the Balanced Fund's net asset value to decline. Mortgage-related and other asset-backed securities may be particularly sensitive to changes in prevailing interest rates and early repayment on such securities may expose the Fund to a lower rate of return upon reinvestment of principal. From time to time, it may be difficult to sell certain fixed income securities in a timely manner and this could negatively impact the value of such securities.


At times when fixed income investments are emphasized, the Balanced Fund's net asset value would not be subject to as much stock market volatility but may be expected to fluctuate inversely with the direction of interest rates. The Advisor believes that, by utilizing the investment policies described herein, the Balanced Fund's net asset value may not rise as rapidly or as much as the stock market (as represented by the S&P 500 Index) during rising market cycles, but that during declining market cycles, the Balanced Fund would not suffer as great a decline in its net asset value as the S&P 500 Index. This should result, in the Advisor's opinion, in the Balanced Fund and its shareholders experiencing less volatile year-to-year total returns than would be experienced by the S&P 500 Index.

Corporate debt obligations rated less than A have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to pay principal and interest than is the case with higher grade securities.

                           INTERNATIONAL EQUITY FUND

Concentrated positions will be established in countries and regions that look most attractive. In choosing a country or region for the portfolio, the International Equity Fund will look for a favorable mix of positive monetary outlook, attractive valuation levels, accelerating corporate earnings, and a good supply and demand relationship for equities. In general, the country or region concentration will be further focused on liquid investments in specific companies where broadly defined value and accelerating earnings have been identified.

Oechsle International Advisors, LLC (the "Sub-Advisor") believes that investors must scan the world for investment opportunities. International diversification is important because:

     (1) non-U.S. stocks now account for more than 50 percent of the world's stock market capitalization; and

     (2) the Sub-Advisor believes that international investing meaningfully reduces risk while potentially improving returns.

In 1970, the United States represented 66 percent of the world's stock market capitalization, thus providing U.S. investors with ample choices at home. However, by 2000 rapid growth in the economies of other countries and the development of their equity markets reduced the U.S. percentage to approximately 25% of a much larger world market. Non-U.S. stocks represent a large, significant pool presenting opportunities which investors can no longer ignore. Furthermore, the Sub-Advisor believes that the inclusion of international stocks to an existing portfolio of U.S. securities results in lower risk mainly due to the fact that foreign economies and markets are not synchronized with the U.S. economy or the U.S. equity market.


Recognition of the enhanced risk/reward characteristics of international investing on the part of institutional investors is demonstrated by their rapidly increasing exposure to international equity markets. By the end of 2000, U.S. pension funds had invested more than 10% of their equity portfolios in international equities. This percentage is expected to significantly increase over the next 5 years.


The Sub-Advisor combines top-down country selection with bottom-up stock selection in order to exploit the inefficiencies within and between international equity markets. Various academic studies have shown that 60 to 70 percent of a portfolio's returns are determined by the asset allocation mix, while the remainder is the result of stock selection.

The Sub-Advisor believes that to consistently provide investors with superior returns, it is imperative to focus on both country selection as well as stock selection. Three primary factors are reviewed in the country selection process in order to rank all the countries for potential returns in U.S. dollars:

     (1) A positive monetary environment that is likely to stimulate economic growth;

     (2) Accelerating corporate earnings in countries selling at reasonable valuation levels given the expected growth; and

     (3)  The demand and supply relationship for equities in each country.

The Sub-Advisor seeks to control risk by diversifying across a number of foreign markets. The Fund will generally have investments in 12 or more countries, and the Fund will never be completely out of any major market in the Morgan Stanley Europe, Australia and Far East ("EAFE") Index. A quantitative review of the portfolio serves to identify the risk and return parameters of the investments.

Once the macro-economic framework is developed, the Sub-Advisor seeks to add value through security selection. The Sub-Advisor focuses on medium and large capitalization stocks. The minimum market capitalization for an investment is $50 million. Turnover in the portfolio will generally average between 25% and 75%.


The stock selection process is earnings driven with a particular focus on cash earnings. In international markets where the accounting and reporting standards are not as standardized as in the United States, the Sub-Advisor believes that cash earnings are the best reflection of the true earnings power of a corporation. The Sub-Advisor analyzes accounting and legal differences in order to compare investments among different countries. The core of the equity research process is driven by fundamental research. The Sub-Advisor's investment research professionals annually visit more than 700 companies around the globe that are potential investments. The Sub-Advisor feels that these company visits are an essential part of understanding the cash generation capabilities of the companies. The Sub-Advisor is headquartered in Boston and has offices and investment professionals in Frankfurt, London and Tokyo.

When the Sub-Advisor believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may attempt to hedge some portion or all of this anticipated risk by entering into a forward contract to sell an amount of foreign currency approximating the value of some or all of the Fund's portfolio obligations denominated in such foreign currency. It may also enter into such contracts to protect against loss between trade and settlement dates resulting from changes in foreign currency exchange rates. Such contracts will also have the effect of limiting any gains to the Fund between trade and settlement dates resulting from changes in such rates.

The Fund will use currency hedges only as a defensive measure. Given its outlook for the various currencies, the Sub-Advisor first seeks beneficial currency exposure through country allocation. Secondly, the Sub-Advisor will concentrate investments in securities that are likely to benefit from the currency outlook. Finally, as a defensive measure, the Sub-Advisor may hedge some of the Fund's currency position to protect the portfolio against a rise in the dollar of the United States. The Fund may hedge up to 50% of its investments in international markets.

CERTAIN   RISK   CONSIDERATIONS
Investing in foreign securities involves considerations and possible risks not typically involved in investing in securities of companies domiciled and operating in the United States, including the instability of some governments, the possibility of expropriation, limitations on the use or removal of funds or other assets, changes in governmental administration or economic or monetary policy (in the United States or elsewhere) or changed circumstances in dealings between nations. The application of non-U.S. tax laws (e.g., the imposition of withholding taxes on dividend or interest payments) or confiscatory taxation may also affect investment in such securities. Higher expenses may result from investment in non-U.S. securities than would result from investment in U.S. securities because of the costs that must be incurred in connection with conversions between various currencies and brokerage commissions that may be higher than those in the United States. Securities markets located outside the United States also may be less liquid, more volatile and less subject to governmental supervision than those in the United States. Investments in countries other than the United States could be affected by other factors not present in the United States, including lack of uniform accounting, auditing and financial reporting standards and potential difficulties in enforcing contractual obligations.

CURRENCY RISKS. The Fund's investments that are denominated in a currency other than the U.S. dollar are subject to the risk that the value of a particular currency will change in relation to one or more other currencies including the U.S. dollar. Among the factors that may affect currency values are trade balances, the level of short-term interest rates, differences in relative values of similar assets in different currencies, long-term opportunities for investment and capital appreciation and political developments. The Fund may try to hedge these risks by investing in forward currency exchange contracts, but there can be no assurance that such strategies will be effective.

MARKET RISKS. General price movements of securities and other investments may significantly affect the value of the Fund's portfolio. With respect to the investment strategy utilized by the Fund, there is always some, and occasionally a significant, degree of market risk. Investing in small companies involves certain special risks. Small companies may have limited product lines, markets, or financial resources, and their management may be dependent on a limited number of key individuals. The securities of small companies may have limited market liquidity and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general.

EMERGING MARKETS. The risks of foreign investing are of greater concern in the case of investments in emerging markets which may exhibit greater price volatility and have less liquidity. Furthermore, the economies of emerging market countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, managed adjustments in relative currency values, and other protectionist measures applied internally or imposed by the countries with which they trade. These emerging market economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade.



                            TAX EXEMPT VIRGINIA FUND

The Tax Exempt Virginia Fund is designed primarily to allow individual and institutional investors seeking tax exempt current income to take advantage of the professional investment management expertise of the Advisor. The Fund maintains a policy of generating at least 80% of the Fund's annual income exempt from federal income tax and excluded from the calculation of the federal alternative minimum tax for individual taxpayers. The Fund will maintain at least 80% of its total assets in Virginia tax exempt securities during normal market conditions. The Advisor utilizes a disciplined balance between sector selection and moderate portfolio duration shifts. The Advisor's determination of optimal duration for the Fund is based on economic indicators, inflation trends, credit demands, monetary policy and global influences as well as psychological and technical factors. The Fund endeavors to invest in securities and market sectors which the Advisor believes are undervalued by the marketplace. The selection of undervalued bonds by the Advisor is based on, among other things, historical yield relationships, credit risk, market volatility and absolute levels of interest rates, as well as supply and demand factors.

Although the Fund seeks to invest all the assets of the Fund in obligations exempt from federal and Virginia state income taxes, market conditions may from time to time limit the availability of such obligations. During periods when the Fund is unable to purchase such obligations for the portfolio of the Fund, the Fund will seek to invest the assets of the Fund in Municipal Obligations (as defined below) the interest on which would be exempt from federal income taxes, but which would be subject to the personal income taxes of Virginia. Also, as a temporary defensive measure during times of adverse market conditions, up to 50% of the assets of the Fund may be held in cash or invested in the short-term obligations described below.

DURATION. Duration is an important concept in the Advisor's fixed income management philosophy. "Duration" and "maturity" are different concepts and should not be substituted for one another for purposes of understanding the investment philosophy of the Fund. The Advisor believes that for most fixed income securities "duration" provides a better measure of interest rate sensitivity than maturity. Whereas maturity takes into account only the final principal payments to determine the risk of a particular bond, duration weights all poten-tial cash flows (principal, interest and reinvestment income) on an expected present value basis, to determine the "effective life" of the security.


The Advisor intends to limit the portfolio duration of the Fund to a 2 year minimum and a 10 year maximum. The precise point of the Fund's duration within this range will depend on the Advisor's view of the market. For purposes of the Fund, the duration calculation used is Macaulay duration adjusted for option features (such as call features or prepayment options). Adjusting for option features requires assumptions with respect to the probability of that option being exercised. These assumptions will be determined by the Advisor based on then current market conditions.


The Fund expects the average maturity of its portfolio to be longer than the average duration. How much longer will depend upon, among other factors, the composition of coupons (higher coupons imply shorter duration), as well as overall interest rate levels (higher interest rates generally will result in shorter duration relative to maturity).

INVESTMENT GRADE SECURITIES. The Fund intends to limit its investment purchases to investment grade securities. The Fund defines investment grade securities as those securities which, in the Advisor's opinion, have the characteristics described by any of the nationally recognized statistical rating organizations ("NRSROs"), Moody's, S&P, Fitch Investors Service, Inc. ("Fitch") or Duff & Phelps ("D&P"), in their four highest rating grades. For S&P, Fitch and D&P those ratings are AAA, AA, A and BBB. For Moody's those ratings are Aaa, Aa, A and Baa.


The Fund requires that 90% of its assets must be rated at least A by one of the NRSROs. There may also be instances where the Advisor purchases bonds which are rated A by one rating agency and which are not rated or rated lower than A by other rating agencies, and such purchase would be within the bounds of the 90% limitation previously stated. The final determination of quality and value will remain with the Advisor. The Fund intends to purchase bonds rated BBB by S&P, Fitch or D&P or Baa by Moody's only if in the Advisor's opinion these bonds have some potential to improve in value or credit rating. Although the Advisor utilizes the ratings of various credit rating services as one factor in establishing creditworthiness, it relies primarily upon its own analysis of factors establishing creditworthiness. For as long as the Fund holds a fixed income issue, the Advisor monitors the issuer's credit standing.


MUNICIPAL OBLIGATIONS. The Fund intends to invest in a broad range of investment grade Municipal Obligations, including general obligation bonds, which are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest; revenue bonds, which are payable from the revenue derived from a particular facility or class of facilities or, in some cases, from annual appropriations made by the state legislature for the repay-ment of interest and principal or other specific revenue source, but not from the general taxing power; lease obligations backed by the municipality's covenant to budget for the payments due under the lease obligation; and certain types of industrial development bonds issued by or on behalf of public authorities to obtain funds for privately-operated facilities, provided that the interest paid on such securities qualifies as exempt from federal income tax. The value of the securities in which the Fund will invest usually fluctuates inversely with changes in prevailing interest rates.

As used in this Prospectus, the terms "Municipal Obligations" and "tax exempt securities" are used interchangeably to refer to debt instruments issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies or instrumentalities, the interest on which is exempt from federal income tax (without regard to whether the interest thereon is also exempt from the personal income taxes of any State).


SHORT TERM OBLIGATIONS. To protect the capital of shareholders of the Fund under adverse market conditions, the Fund may from time to time deem it prudent to hold cash or tax-exempt floating rate notes, or to purchase taxable short-term obligations for the Fund with a resultant decrease in yield or increase in the proportion of taxable income. These securities may consist of obligations of the United States Government, its agencies or instrumentalities and repurchase agreements secured by such instruments; certificates of deposit of domestic banks having capital, surplus and undivided profits in excess of $100 million; bankers' acceptances of such banks; and commercial paper and other corporate debt obligations which are rated A-1 or A-2 by S&P or P-1 or P-2 by Moody's (or which are unrated but which are considered to have essentially the same characteristics and qualities as commercial paper having such ratings).


RISK CONSIDERATIONS. Because of the concentration in Virginia Municipal Obligations, the Fund is more susceptible to factors affecting Virginia issuers than is a comparable municipal bond fund not concentrated in the obligations of issuers located in a single state. Yields on Virginia Municipal Obligations depend on a variety of factors, including: the general conditions of the municipal bond market; the size of the particular offering; the maturity of the obligations; and the rating of the issue. Further, any adverse economic conditions or developments affecting the Commonwealth of Virginia or its municipalities could impact the Fund's portfolio. The ability of the Fund to achieve its investment objectives also depends on the continuing ability of the issuers of Virginia Municipal Obligations and participation interests, or the guarantors of either, to meet their obligations for the payment of interest and principal when due. Certain Virginia constitutional amendments, legislative measures, executive orders, administrative regulations and voter initiatives could result in adverse consequences affecting Virginia Municipal Obligations.

The net asset value of the shares of the Fund changes as the general levels of interest rates fluctuate. When interest rates decline, the value of a portfolio invested at higher yields can be expected to rise. Conversely, when interest rates rise, the value of a portfolio invested at lower yields can be expected to decline.

The Fund has registered as a non-diversified management investment company so that more than 5% of the assets of the Fund may be invested in the obligations of each of one or more issuers. Because a relatively high percentage of the assets of the Fund may be invested in the obligations of a limited number of issuers, the value of shares of the Fund may be more sensitive to any single economic, political or regulatory occurrence than the shares of a diversified investment company would be.

The Fund may invest its assets in a relatively high percentage of Municipal Obligations issued by entities having similar characteristics. The issuers may pay their interest obligations from revenue of similar projects such as multi-family housing, nursing homes, electric utility systems, hospitals or life care facilities. This too may make the Fund more sensitive to economic, political, or regulatory occurrences, particularly because such issuers would likely be located in the same State. As the similarity in issuers increases, the potential for fluctuation of the net asset value of the Fund's shares also increases. The Fund will only invest in securities of issuers which it believes will make timely payments of interest and principal.

HOW TO PURCHASE SHARES
================================================================================
There are NO SALES COMMISSIONS charged to investors. You may obtain assistance in opening an account from Ultimus Fund Solutions, LLC (the "Administrator") by calling toll-free 1-866-738-1126, or by writing to the Funds at the address shown below for regular mail orders. You may also obtain assistance through any broker-dealer authorized to sell shares of the Funds. The broker-dealer may charge you a fee for its services.

Your investment will purchase shares at a Fund's net asset value ("NAV") next determined after your order is received by the Funds in proper order as indicated herein. The minimum initial investment in the Funds is $5,000, or $1,000 for tax-deferred retirement accounts. The Funds may, in the Advisor's sole discretion, accept certain accounts with less than the stated minimum initial investment.


Payment must be made by check drawn on a U.S. bank and payable in U.S. dollars. All orders received in proper form by the Administrator, whether by mail, bank wire or facsimile order from a qualified broker-dealer, prior to the close of the regular session of trading on the New York Stock Exchange (the "Exchange") on any business day, generally 4:00 p.m. Eastern time, will purchase shares at the NAV next determined on that business day. If your order is not received by the close of the regular session of trading on the Exchange, your order will purchase shares at the NAV determined on the next business day.


You should be aware that the Funds' account application contains provisions in favor of the Funds, the Administrator and certain of their affiliates, excluding such entities from certain liabilities (including, among others, losses resulting from unauthorized shareholder transactions) relating to the various services made available to investors.

If an order to purchase shares is cancelled because your check does not clear, you will be responsible for any resulting losses or fees incurred by the Funds or the Administrator in the transaction.

REGULAR MAIL ORDERS. Please complete and sign the Account Application form accompanying this Prospectus and send it with your check, made payable to the appropriate Fund, and mail it to:

         The Jamestown Funds
         c/o Shareholder Services
         P.O. Box 46707
         Cincinnati, Ohio 45246-0707

BANK WIRE ORDERS. You may invest directly by bank wire. To establish a new account or add to an existing account by wire, please call the Funds at 1-866-738-1126 before wiring funds to advise the Funds of the investment, the dollar amount and the account registration. For initial purchases, you should be prepared to provide us, by mail or facsimile, with a completed, signed Account Application. This will ensure prompt and accurate handling of your investment. Please have your bank use the following wiring instructions to purchase by wire:


         U.S. Bank, N.A.

         ABA# 042000013
         For The Jamestown Funds #19945-6716
         For The [name of Fund]
         For [Shareholder name and account number or tax identification number]

It is important that the wire contain all the information and that the Funds receive prior telephone notification to ensure proper credit. Once your wire is sent you should, as soon as possible thereafter, complete and mail your Account Application to the Funds as described under "Regular Mail Orders" above.

ADDITIONAL INVESTMENTS. You may add to your account by mail or wire at any time by purchasing shares at the then current NAV as aforementioned. Before making additional investments by bank wire, please call the Funds at 1-866-738-1126 to alert the Funds that your wire is to be sent. Follow the wire instructions above to send your wire. When calling for any reason, please have your account number ready, if known. Mail orders should include, when possible, the "Invest by Mail" stub which is attached to your Fund confirmation statement. Otherwise, be sure to identify your account in your letter.

AUTOMATIC INVESTMENT PLAN. The automatic investment plan enables you to make regular monthly or quarterly investment in shares through automatic charges to your checking account. With your authorization and bank approval, the Administrator will automatically charge your checking account for the amount specified ($100 minimum) which will be automatically invested in shares at the NAV on or about the 15th day and/or the last business day of the month or both. You may change the amount of the investment or discontinue the plan at any time by writing to the Administrator.

EXCHANGE PRIVILEGE. You may use proceeds from the redemption of shares of any Fund to purchase shares of another Fund offering shares for sale in your state of residence. There is no charge for this exchange privilege. Before making an exchange, you should read the portion of the Prospectus relating to the Fund into which the shares are to be exchanged. The shares of the Fund to be acquired will be purchased at the NAV next determined after acceptance of the exchange request by the Administrator. The exchange of shares of one Fund for shares of another Fund is treated, for federal income tax purposes, as a sale on which you may realize a taxable gain or loss. To prevent the abuse of the exchange privilege to the disadvantage of other shareholders, each Fund reserves the right to terminate or modify the exchange privilege upon 60 days' notice to shareholders.

HOW TO REDEEM SHARES
================================================================================
You may redeem shares of the Funds on each day that the Funds are open for business by sending a written request to the Funds. The Funds are open for business on each day the Exchange is open for business. Any redemption may be for more or less than the purchase price of your shares depending on the market value of the Funds' portfolio securities. All redemption orders received in proper form, as indicated herein, by the Administrator prior to the close of the regular session of trading on the Exchange, generally 4:00 p.m. Eastern time, will redeem shares at the NAV determined as of that business day's close of trading. Otherwise, your order will redeem shares on the next business day. You may also redeem your shares through a broker-dealer who may charge you a fee for its services.

The Board of Trustees reserves the right to involuntarily redeem any account having an account value of less than $5,000, or less than $1,000 for tax-deferred retirement accounts (due to redemptions, exchanges or transfers, but not due to market action), upon 60 days' written notice. If you bring your account value up to the minimum required account value or more during the notice period, your account will not be redeemed. Redemptions from retirement plans may be subject to tax withholding.

If you are uncertain of the requirements for redemption, please contact the Funds at 1-866-738-1126 or write to the address shown below.


Your request should be addressed to:

                           The Jamestown Funds
                           c/o Shareholder Services
                           P.O. Box 46707
                           Cincinnati, Ohio 45246-0707

Your request for redemption must include:

1) your letter of instruction or a stock assignment specifying the name of the applicable Fund, the account number, and the number of shares or dollar amount to be redeemed. This request must be signed by all registered shareholders in the exact names in which they are registered;

2)   any required signature guarantees (see "Signature Guarantees"); and

3) other supporting legal documents, if required in the case of estates, trusts, guardianships, custodianships, corporations, partnerships, pension or profit sharing plans, and other organizations.

Your redemption proceeds will be mailed to you within 3 business days after receipt of your redemption request. However, a Fund may delay forwarding a redemption check for recently purchased shares while it determines whether the purchase payment will be honored. You may reduce or avoid such delay (which may take up to 15 days) if you purchase by certified check or wire transfer. In such cases, the NAV next determined after receipt of your request for redemption will be used in processing your redemption and your redemption proceeds will be mailed to you upon clearance of your check to purchase shares.

You can choose to have redemption proceeds mailed to you at your address of record, your bank, or to any other authorized person, or you can have the proceeds sent by bank wire to your domestic bank ($5,000 minimum). You may not redeem shares of the Funds by wire on days on which your bank is not open for business. Redemption proceeds will only be sent to the bank account or person named in your Account Application currently on file with the Funds. You can change your redemption instructions any time you wish by filing a letter including your new redemption instructions with the Funds.


REDEMPTION FEE (JAMESTOWN INTERNATIONAL EQUITY FUND ONLY). The International Equity Fund imposes a redemption fee on certain shareholder accounts equal to 2% of the dollar value of the shares redeemed, payable to the Fund, on any redemption of shares within 90 days of the date of purchase. No redemption fee will be imposed to the extent that the value of the shares redeemed does not exceed the current value of shares purchased more than 90 days prior to redemption plus the current value of shares acquired through reinvestment of dividends or capital gains distributions.

The redemption fee is imposed only on certain shareholder accounts of the Fund. The International Equity Fund does not impose the fee on

o    Accounts established by investment advisory clients of the Advisor

o Accounts established by investment advisory clients of any other investment adviser to funds within Williamsburg Investment Trust

o    Accounts of qualified tax-deferred retirement plans subject to ERISA

In determining whether a redemption fee is applicable to a particular redemption, it will be assumed that the redemption is made first from amounts repre-
senting shares acquired pursuant to the reinvestment of dividends and distributions; then, from amounts representing shares purchased more than 90 days prior to redemption; and finally, from amounts representing shares purchased within 90 days prior to the redemption. With respect to any shares which are redeemed within 90 days of the date of purchase (and thus are subject to the redemption fee), the redemption fee will not be assessed on the portion of such shares' net asset value representing an increase in value above the amount paid for such shares.

SIGNATURE GUARANTEES. To protect your account and the Funds from fraud, signature guarantees are required to be sure that you are the person who has authorized a redemption in an amount over $25,000 or a change in registration or standing instructions for your account. Signature guarantees are required for
(1) requests to redeem shares having a value of greater than $25,000, (2) change of registration requests, (3) requests to establish or change redemption services other than through your initial account application and (4) if the name(s) or the address on your account has been changed within 30 days of your redemption request. Signature guarantees are acceptable from a member bank of the Federal Reserve System, a savings and loan institution, credit union, registered broker-dealer or a member firm of a U.S. Stock Exchange, and must appear on the written request for redemption or change of registration.


SYSTEMATIC WITHDRAWAL PLAN. If your shares of any Fund are valued at $10,000 or more at the current offering price, you may establish a Systematic Withdrawal Plan to receive a monthly or quarterly check in a stated amount of not less than $100. Each month or quarter as specified, the Funds will automatically redeem sufficient shares from your account to meet the specified withdrawal amount. You may establish this service whether dividends and distributions are reinvested or paid in cash. Systematic withdrawals may be deposited directly to your bank account by completing the applicable section on the Account Application form accompanying this Prospectus, or by writing the Funds.

HOW NET ASSET VALUE IS DETERMINED
================================================================================
The NAV of each Fund is determined on each business day that the Exchange is open for trading, as of the close of the Exchange (currently 4:00 p.m., Eastern time). Securities held by the International Equity Fund may be primarily listed on foreign exchanges or traded in foreign markets which are open on days (such as Saturdays and U.S. holidays) when the Exchange is not open for business. As a result, the NAV per share of the International Equity Fund may be significantly affected by trading on days when the Fund is not open for business. NAV per share is determined by dividing the total value of all Fund securities (valued at market value) and other assets, less liabilities, by the total number of shares then outstanding. NAV includes interest on fixed income securities, which is accrued daily. See the Statement of Additional Information for further details.

Securities which are traded over-the-counter are priced at the last sale price, if available; otherwise, they are valued at the last quoted bid price. Securities traded on a national stock exchange will be valued based upon the closing price on the valuation date on the principal exchange where the security is traded. Fixed income securities will ordinarily be traded in the over-the-counter market and common stocks will ordinarily be traded on a national securities exchange, but may also be traded in the over-the-counter market. When market quotations are not readily available, fixed income securities may be valued on the basis of prices provided by an independent pricing service. The prices provided by the pricing service are determined with consideration given to institutional bid and last sale prices and take into account securities prices, yields, maturities, call features, ratings, institutional trading in similar groups of securities and developments related to specific securities. The Trustees will satisfy themselves that such pricing services consider all appropriate factors relevant to the value of such securities in determining their fair value. Securities and other assets for which no quotations are readily available will be valued in good faith at fair value using methods determined by the Board of Trustees.

MANAGEMENT  OF THE FUNDS
================================================================================

INVESTMENT ADVISOR. Subject to the authority of the Board of Trustees, Lowe, Brockenbrough & Company, Inc. (the "Advisor") provides the Balanced Fund, the Equity Fund and the Tax Exempt Virginia Fund with a continuous program of supervision of each Fund's assets, including the composition of its portfolio, and furnishes advice and recommendations with respect to investments, investment policies and the purchase and sale of securities, pursuant to Investment Advisory Agreements with the Trust. Subject to the authority of the Board of Trustees, the Advisor provides the International Equity Fund with general investment supervisory services pursuant to an Investment Advisory Agreement with the Trust.


In addition to acting as investment advisor to the Funds, the Advisor also provides investment advice to corporations, trusts, pension and profit sharing plans, other business and institutional accounts and individuals. The address of the Advisor is 1802 Bayberry Court, Suite 400, Richmond, Virginia 23226.

BALANCED FUND--Charles M. Caravati III, CFA and Lawrence B. Whitlock, Jr., CFA are primarily responsible for managing that portion of the Balanced Fund invested in equity securities and have acted in this capacity since January 2002. Mr. Caravati is a Managing Director of the Advisor and has been with the firm since 1992. Mr. Whitlock has been a Managing Director of the Advisor since 1993. Joseph A. Jennings III, CFA is primarily responsible for managing that portion of the Balanced Fund invested in fixed income securities and has acted in this capacity since September 1999. Prior to joining the Advisor in 1999, Mr. Jennings was a Senior Vice President at Crestar Bank from 1998 to 1999 and at Central Fidelity Bank from 1985 to 1998.


Compensation of the Advisor with respect to the Balanced Fund, based upon the Fund's average daily net assets, is at the following annual rates: 0.65% on the first $250 million; 0.60% on the next $250 million; and 0.55% on assets over $500 million.


EQUITY FUND--Charles M. Caravati III, CFA and Lawrence B. Whitlock, Jr., CFA are primarily responsible for managing the portfolio of the Equity Fund and have acted in this capacity since January 2002.


Compensation of the Advisor with respect to the Equity Fund, based upon the Fund's average daily net assets, is at the following annual rates: 0.65% on the first $500 million; and 0.55% on assets over $500 million.

INTERNATIONAL EQUITY FUND--Compensation of the Advisor with respect to the International Equity Fund is at the annual rate of 1.00% of the Fund's average daily net assets.

Subject to the authority of the Board of Trustees and the supervision of the Advisor, Oechsle International Advisors, LLC (the "Sub-Advisor") provides the Fund with a continuous program of supervision of the International Equity Fund's assets, including the composition of its portfolio, and furnishes advice and recommendations with respect to investments, investment policies and the purchase and sale of securities, pursuant to a Sub-Advisory Agreement with the Trust and the Advisor.


The Sub-Advisor has more than 20 investment professionals located in offices in Boston, Frankfurt, London and Tokyo. The Sub-Advisor utilizes a team approach to the management of the Fund. All of the Sub-Advisor's portfolio managers and research analysts are members of the investment team that develops a broad investment strategy, establishes a framework for country allocations, and contributes to individual stock ideas. The Sub-Advisor's address is One International Place, Boston, Massachusetts 02110.

Since January 1997, Kathleen Harris, CFA has primary responsibility for the day-to-day management of the International Equity Fund's portfolio. Ms.

Harris has been employed by the Sub-Advisor since January 1995. Prior to her employment with the Sub-Advisor, she was Portfolio Manager and Investment Director for the State of Wisconsin Investment Board, where she managed international equity assets.


Compensation of the Sub-Advisor is paid by the Advisor (not the Fund) in the amount of one-half of the advisory fee received by the Advisor (net of any advisory fee waivers).


TAX EXEMPT VIRGINIA FUND--Beth Ann Gustafson, CFA is primarily responsible for managing the portfolio of the Tax Exempt Virginia Fund and has acted in this capacity since the Fund's inception. Ms. Gustafson is a Vice President of the Advisor and has been with the firm since 1983.

Compensation of the Advisor with respect to the Tax Exempt Virginia Fund, based upon the Fund's average daily net assets, is at the following annual rates:
0.40% on the first $250 million; 0.35% on the next $250 million; and 0.30% on assets over $500 million.

DIVIDENDS, DISTRIBUTIONS AND TAXES
================================================================================

Each Fund intends to remain qualified as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986 and will distribute all of its net investment income and net realized capital gains to shareholders. Shareholders are liable for taxes on distributions of net investment income and net realized capital gains of the Funds but, of course, shareholders who are not subject to tax on their income will not be required to pay taxes on amounts distributed to them. Each of the Balanced Fund, the Equity Fund and the International Equity Fund intends to declare dividends from net investment income quarterly, payable in March, June, September and December, on a date selected by management. The Tax Exempt Virginia Fund intends to declare dividends from net investment income on each business day and to pay such dividends monthly. In addition, distributions may be made annually in December out of any net short-term or long-term capital gains derived from the sale of securities realized through October 31 of that year. Each Fund may make a supplemental distribution of capital gains at the end of its fiscal year. The nature and amount of all dividends and distributions will be identified separately when tax information is distributed by the Funds at the end of each year. The Funds intend to withhold 30% on taxable dividends and any other payments that are subject to such withholding and are made to persons who are neither citizens nor residents of the United States.


There is no fixed dividend rate, and there can be no assurance as to the payment of any dividends or the realization of any gains for any Fund. Current practice of the Balanced Fund, the Equity Fund and the International Equity Fund, subject to the discretion of management, is for declaration and payment of income dividends during the last week of each calendar quarter. All dividends and capital gains distributions are reinvested in additional shares of the Funds unless you request in writing to receive dividends and/or capital gains distributions in cash. Your request must be received by the Funds prior to the record date to be effective as to the next dividend. Tax consequences to shareholders of dividends and distributions are the same if received in cash or if received in additional shares of the Funds.

INTERNATIONAL EQUITY FUND--Distributions resulting from the sale of foreign currencies and foreign obligations, to the extent of foreign exchange gains, are taxed as ordinary income or loss. If these transactions result in reducing the International Equity Fund's net income, a portion of the income may be classified as a return of capital (which will lower your tax basis). If the International Equity Fund pays non-refundable taxes to foreign governments during the year, the taxes will reduce the Fund's net investment income but still may be included in your taxable income. However, you may be able to claim an offsetting tax credit or itemized deduction on your return for your portion of foreign taxes paid by the International Equity Fund.

Under applicable tax law, the International Equity Fund may be required to limit its gains from hedging in foreign currency forwards, futures and options. Although it is anticipated the International Equity Fund will comply with such limits, the Fund's use of these hedging techniques involves greater risk of unfavorable tax consequences than funds not engaging in such techniques. Hedging may also result in the application of the mark-to-market and straddle provisions of the Internal Revenue Code. These provisions could result in an increase (or decrease) in the amount of taxable dividends paid by the Fund as well as affect whether dividends paid by the Fund are classified as capital gain or ordinary income.

TAX-EXEMPT VIRGINIA FUND--Because the Tax Exempt Virginia Fund intends to distribute to shareholders substantially all of its net investment income and net realized capital gains in accordance with the timing requirements imposed by the Internal Revenue Code, it is expected that the Fund will not be required to pay any federal income or excise taxes. The Fund also expects the dividends it pays to shareholders of the Fund from interest on Municipal Obligations generally to be exempt from federal income tax because the Trust intends the Fund to satisfy certain requirements of the Internal Revenue Code. One such requirement is that at the close of each quarter of the taxable year of the Fund, at least 50% of the value of its total assets consists of obligations whose interest is exempt from federal income tax. Distributions of income from investments in taxable securities and from certain other investments of the Fund (including capital gains from the sale of securities) will be taxable to the shareholder, whether distributed in cash or in additional shares. However, it is expected that such amounts would not be substantial in relation to the tax-exempt interest received by the Fund.


A statement will be sent to each shareholder of the Fund promptly after the end of each calendar year setting forth the federal income tax status of all distributions for each calendar year, including the portion exempt from federal income tax as "exempt-interest dividends;" the portion, if any, that is a tax preference item under the federal alternative minimum tax; the portion taxable as ordinary income; and the portion taxable as capital gains.


Current federal tax law limits the types and volume of bonds qualifying for the federal income tax exemption of interest and makes interest on certain tax-exempt bonds and distributions by the Fund of such interest a tax preference item for purposes of the individual and corporate alternative minimum tax. In addition, all exempt-interest dividends may affect a corporate shareholder's alternative minimum tax liability. Applicable tax law and changes therein may also affect the availability of Municipal Obligations for investment by the Fund and the value of the Fund's portfolio.

Under existing Virginia tax laws, as long as the Fund qualifies as a "regulated investment company" under the Internal Revenue Code, and provided the Fund is invested in obligations the interest on which would be exempt from Virginia personal income taxes if held directly by an individual shareholder (such as obligations of Virginia or its political subdivisions, or of the United States or of certain territories or possessions of the United States), dividends paid by the Fund that represent interest received by the Fund on such obligations will be exempt from Virginia personal income taxes. To the extent that distributions by the Fund are derived from long-term or short-term capital gains on such obligations, or from interest or capital gains on other types of obligations, such distributions will not be exempt from Virginia personal income tax.

Capital gains or losses realized from a redemption of shares of the Fund by a Virginia resident will be taxable for Virginia personal income tax purposes. Interest on indebtedness incurred (directly or indirectly) by a shareholder of the Fund to purchase or carry shares of the Fund will not be deductible for Virginia income tax purposes.


This discussion of the federal and state income tax consequences of an investment in the Fund is not exhaustive on the subject. Consequently, investors should seek qualified tax advice.

FINANCIAL HIGHLIGHTS
================================================================================

The financial highlights table is intended to help you understand the Funds' financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Funds (assuming reinvestment of all dividends and distributions). This information has been audited by Tait, Weller & Baker, whose report, along with the Funds' financial statements, are included in the annual report, which is available upon request.


                                                                      THE JAMESTOWN BALANCED FUND
                                        SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
------------------------------------------------------------------------------------------------------------------------
                                                                         YEARS ENDED MARCH 31,
                                                      2002(a)          2001           2000          1999           1998
-------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year .......      $    16.78     $    19.83     $    18.12      $   17.38     $    15.17
                                                    ---------      ---------      ---------      ---------      ---------

Income (loss) from investment operations:
Net investment income ......................            0.32           0.35           0.35           0.34           0.37
Net realized and unrealized gains
(losses) on investments ....................           (0.86)         (2.82)          2.49           0.95           4.31
                                                    ---------      ---------      ---------      ---------      ---------
Total from investment operations ...........           (0.54)         (2.47)          2.84           1.29           4.68
                                                    ---------      ---------      ---------      ---------      ---------

Less distributions:
Dividends from net investment
income .....................................           (0.35)         (0.35)         (0.35)         (0.34)         (0.37)
Distributions from net realized gains ......           (0.23)         (0.23)         (0.78)         (0.21)         (2.10)
                                                    ---------      ---------      ---------      ---------      ---------
Total distributions ........................           (0.58)         (0.58)         (1.13)         (0.55)         (2.47)
                                                    ---------      ---------      ---------      ---------      ---------

Net asset value at end of year .............      $    15.66     $   16.78      $    19.83      $   18.12     $    17.38
                                                    =========      =========      =========      =========      =========


Total return ...............................           (3.22%)       (12.65%)        15.90%          7.56%         32.42%
                                                    =========      =========      =========      =========      =========

Net assets at end of year (000's) ..........      $   96,824     $  109,333     $  128,201      $ 112,804     $  101,408
                                                    =========      =========      =========      =========      =========

Ratio of gross expenses to average
net assets .................................            0.86%          0.87%          0.88%          0.88%          0.90%

Ratio of net expenses to average
net assets(b) ..............................            0.83%          0.85%          0.86%          0.86%          0.87%

Ratio of net investment income to
average net assets .........................            1.97%          1.84%          1.85%          1.95%          2.21%

Portfolio turnover rate ....................              62%            64%            62%            69%            90%


(a) As required, effective April 1, 2001, the Fund has adopted new provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities and began recording paydown gains and losses as adjustments to interest income. Had the Fund not adopted these new provisions, the net investment income per share would have been $0.34 and the ratio of net investment income to average net assets would have been 2.07%. Per share data and ratios for periods prior to April 1, 2001 have not been restated to reflect this change in presentation.

(b) Ratios were determined based on net expenses after expense reimbursements through a directed brokerage arrangement).


                                                                     THE JAMESTOWN EQUITY FUND
                                        SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
------------------------------------------------------------------------------------------------------------------------
                                                                              YEARS ENDED MARCH 31,
                                                       2002           2001           2000           1999           1998
-------------------------------------------------------------------------------------------------------------------------

Net asset value at beginning of year .......      $    19.94     $    26.02     $    21.76      $   20.16     $    15.66
                                                    ---------      ---------      ---------      ---------      ---------

Income (loss) from investment operations:
 Net investment income (loss) ..............            0.06          (0.00)          0.03           0.07           0.11
 Net realized and unrealized gains
 (losses) on investments ...................           (1.54)         (5.51)          5.18           1.60           6.47
                                                    ---------      ---------      ---------      ---------      ---------
Total from investment operations ...........           (1.48)         (5.51)          5.21           1.67           6.58
                                                    ---------      ---------      ---------      ---------      ---------

Less distributions:
 Dividends from net investment
  income ...................................           (0.06)           --           (0.03)         (0.07)         (0.11)
 Distributions from net realized gains .....             --           (0.57)         (0.92)           --           (1.97)
                                                    ---------      ---------      ---------      ---------      ---------
Total distributions ........................           (0.06)         (0.57)         (0.95)         (0.07)         (2.08)
                                                    ---------      ---------      ---------      ---------      ---------

Net asset value at end of year .............      $    18.40     $    19.94     $    26.02      $   21.76     $    20.16
                                                    =========      =========      =========      =========      =========

Total return ...............................           (7.42%)       (21.49%)        24.04%          8.33%         43.74%
                                                    =========      =========      =========      =========      =========


Net assets at end of year (000's) ..........     $    54,807     $   60,914     $   77,809      $  63,416     $   52,214
                                                    =========      =========      =========      =========      =========


Ratio of gross expenses to average
 net assets ................................            0.90%          0.90%          0.91%          0.92%          0.93%

Ratio of net expenses to average
 net assets(a) .............................            0.86%          0.88%          0.88%          0.89%          0.90%

Ratio of net investment income
 (loss) to average net assets ..............            0.31%         (0.01%)         0.14%          0.35%          0.60%

Portfolio turnover rate ....................              89%            83%            67%            66%            59%

(a) Ratios were determined based on net expenses after expense reimbursements through a directed brokerage arrangement.




                                                                        THE JAMESTOWN INTERNATIONAL EQUITY FUND
                                        SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
------------------------------------------------------------------------------------------------------------------------
                                                                              YEARS ENDED MARCH 31,
                                                        2002           2001           2000           1999           1998
-------------------------------------------------------------------------------------------------------------------------

Net asset value at beginning of year .......      $    10.56     $     17.99    $    13.63      $   12.61     $     9.81
                                                    ---------      ---------      ---------      ---------      ---------

Income (loss) from investment operations:
 Net investment income (loss) ..............            0.01          (0.03)         (0.00)          0.05          (0.01)
 Net realized and unrealized
  gains (losses) on investments
  and foreign currencies ...................           (1.46)         (5.48)          5.19           1.04           2.91
                                                    ---------      ---------      ---------      ---------      ---------
Total from investment operations ...........           (1.45)         (5.51)          5.19           1.09           2.90
                                                    ---------      ---------      ---------      ---------      ---------

Less distributions:
 Dividends from net
  investment income ........................           (0.05)         (0.05)         (0.04)         (0.07)         (0.10)
 Return of capital .........................           (0.08)           --             --             --             --
 Distributions from net realized gains .....             --           (1.87)         (0.79)           --             --
                                                    ---------      ---------      ---------      ---------      ---------
Total distributions ........................           (0.13)         (1.92)         (0.83)         (0.07)         (0.10)
                                                    ---------      ---------      ---------      ---------      ---------

Net asset value at end of year .............      $     8.98     $    10.56     $    17.99      $   13.63     $    12.61
                                                    =========      =========      =========      =========      =========

Total return ...............................          (13.66%)       (33.29%)        39.35%          8.67%         29.67%
                                                    =========      =========      =========      =========      =========

Net assets at end of year (000's) ..........      $   44,022     $   59,664     $   85,849      $  54,019     $   42,543
                                                    =========      =========      =========      =========      =========

Ratio of net expenses to
 average net assets(a) .....................            1.38%          1.41%          1.56%          1.51%          1.56%

Ratio of net investment income
 (loss) to average net assets ..............            0.12%         (0.24%)        (0.01%)         0.38%         (0.05%)

Portfolio turnover rate ....................              80%            48%            52%            39%            47%


(a) Absent investment advisory fees waived by the Advisor, the ratio of expenses to average net assets would have been 1.51% for the year ended March 31, 2002.


                                                             THE JAMESTOWN TAX EXEMPT VIRGINIA FUND
                                        SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
------------------------------------------------------------------------------------------------------------------------
                                                                              YEARS ENDED MARCH 31,
                                                      2002(a)         2001           2000           1999           1998
-------------------------------------------------------------------------------------------------------------------------

Net asset value at beginning of year .......      $    10.22     $     9.79     $    10.22      $   10.16     $     9.83
                                                    ---------      ---------      ---------      ---------      ---------
Income (loss) from investment operations:
 Net investment income .....................            0.41           0.43           0.42           0.43           0.44
 Net realized and unrealized gains
  (losses) on investments ..................           (0.10)          0.43          (0.42)          0.07           0.33
                                                    ---------      ---------      ---------      ---------      ---------
Total from investment operations ...........            0.31           0.86           0.00           0.50           0.77
                                                    ---------      ---------      ---------      ---------      ---------

Less distributions:
 Dividends from net investment
  income ...................................           (0.41)         (0.43)         (0.42)         (0.43)         (0.44)
 Distributions from net realized gains .....             --             --           (0.01)         (0.01)           --
                                                    ---------      ---------      ---------      ---------      ---------
Total distributions ........................           (0.41)         (0.43)         (0.43)         (0.44)         (0.44)
                                                    ---------      ---------      ---------      ---------      ---------

Net asset value at end of year .............      $    10.12     $    10.22     $     9.79      $   10.22     $    10.16
                                                    =========      =========      =========      =========      =========

Total return ...............................            3.04%          8.97%          0.04%          4.92%          8.00%
                                                    =========      =========      =========      =========      =========

Net assets at end of year (000's) ..........      $   33,896     $   30,182     $   29,138      $  25,626     $   18,213
                                                    =========      =========      =========      =========      =========

Ratio of net expenses to average
 net assets(b) .............................            0.68%          0.68%          0.69%          0.73%          0.75%

Ratio of net investment income to
 average net assets ........................            4.02%          4.31%          4.27%          4.17%          4.40%

Portfolio turnover rate ....................              27%            47%            47%            31%            33%


(a) As required, effective April 1, 2001, the Fund has adopted new provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. Had the Fund not adopted this new provision, the ratio of net investment income to average net assets would have been 3.98%. Per share data and ratios for periods prior to April 1, 2001 have not been restated to reflect this change in presentation.

(b) Absent investment advisory fees waived by the Advisor, the ratio of expenses to average net assets would have been 0.88% for the year ended March 31, 1998.

                      THIS PAGE INTENTIONALLY LEFT BLANK.

                      THIS PAGE INTENTIONALLY LEFT BLANK.

================================================================================


CUSTOMER PRIVACY POLICY
================================================================================

WE COLLECT ONLY INFORMATION THAT IS NEEDED TO SERVE YOU AND ADMINISTER OUR BUSINESS.

In the process of serving you, we become stewards of your "nonpublic personal information" - information about you that is not available publicly. This information comes to us from the following sources:

o Information you provide directly to us on applications or other forms, correspondence or through conversations (such as your name, social security number, address, phone number, assets, income, date of birth, occupation, etc.).

o Information about your transactions with us, our affiliates or others (such as your account numbers, account balances, transaction details and other financial information).

o Information we receive from third parties (such as your broker, financial planner or other intermediary you hire).

We limit the collection and use of nonpublic personal information to that which is necessary to administer our business and provide superior service.

WE CAREFULLY LIMIT AND CONTROL THE SHARING OF YOUR INFORMATION.

In order to protect customer privacy, we carefully control the way in which any information about you is shared. It is our policy to not disclose any nonpublic personal information about you or former customers to anyone, except as permitted or required by law.

We are permitted by law to disclose all of the information we collect as described above to our affiliates, advisers, subadvisers, transfer agents, broker-dealers, administrators or any firms that assist us in maintaining and supporting the financial products and services provided to you. For example, our transfer agents need information to process your transactions, and our outside vendors need information so that your account statements can be printed and mailed. However, these parties are not permitted to release, use or transfer your information to any other party for their own purpose.

WE ARE COMMITTED TO THE PRIVACY OF YOUR NONPUBLIC PERSONAL INFORMATION AND WILL USE STRICT SECURITY STANDARDS TO SAFEGUARD IT.

We are committed to the security of your nonpublic personal information. Our employees and others hired to work for us are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information. Employees are bound by this privacy policy and are educated on implementing our security principles and practices.

We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information. Our operational and data processing systems are in a secure environment that protects nonpublic personal information from being accessed inappropriately by third parties.

This privacy  policy  explains  how we handle  nonpublic  personal  information;
however, you should also review the privacy policies adopted by any of your financial intermediaries, such as a broker-dealer, bank, or trust company to understand how they protect your nonpublic personal information in accordance with our internal security standards.

This privacy policy notice is for Williamsburg Investment Trust (the "Trust") and Ultimus Fund Distributors, LLC, the Trust's principal underwriter.

IF  YOU  HAVE  ANY  QUESTIONS  ABOUT  THE   CONFIDENTIALITY   OF  YOUR  CUSTOMER
INFORMATION,   CALL   1-866-738-1126   TO   TALK  TO  A   SHAREHOLDER   SERVICES
REPRESENTATIVE.

================================================================================

================================================================================

                           FOR ADDITIONAL INFORMATION

Additional information about the Funds is included in the Statement of Additional Information (SAI), which is hereby incorporated by reference in its entirety. Additional information about the Funds' investments is available in the Funds' annual and semiannual reports to shareholders. In the Funds' annual report, you will find a discussion of the market conditions and strategies that significantly affected the Funds' performance during their last fiscal year.

To obtain a free copy of the SAI, the annual and semiannual reports or other information about the Funds, or to make inquiries about the Funds, please call Toll-Free

                                 1-866-738-1126

Information about the Funds (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's public reference room in Washington, D.C. Information about the operation of the public reference room can be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the Funds are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Copies of information on the Commission's Internet site may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to: Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-0102.

                               File No. 811-5685

================================================================================

                                                 THE JAMESTOWN FUNDS
                                                                                                   Send completed application to:
                                                                                                              THE JAMESTOWN FUNDS
                                                                                                         c/o Shareholder Services
FUND SHARES APPLICATION                                                                                            P.O. Box 46707
(Please type or print clearly)                                                                          Cincinnati, OH 45246-0707
=================================================================================================================================
ACCOUNT REGISTRATION

/ / Individual             ______________________________________________________________________________________________________
                           (First Name)           (Middle Initial)           (Last Name)          (Birthdate)             (SS#)

/ / Joint*                 ______________________________________________________________________________________________________
                           (First Name)           (Middle Initial)           (Last Name)          (Birthdate)             (SS#)
                            *Joint  accounts will be registered joint tenants with the right of survivorship unless otherwise indicated.

/ / UGMA/UTMA              _____________________________________________ under the ________ Uniform Gifts/Transfers to Minors Act
                           (First Name)   (Middle Initial)   (Last Name)            (State)

                           _________________________________________________________________________________________ as Custodian
                           (First Name)                    (Middle Name)                   (Last Name)

                           ______________________________________________________________________________________________________
                                              (Birthdate of Minor)                     (SS # of Minor)

/ / For Corporations,     ______________________________________________________________________________________________________
    Partnerships, Trusts,  Name of  Corporation  or  Partnership.  If a  Trust, include the name(s) of Trustees in which account
    Retirement Plans and   will be registered, and the date of the Trust instrument.
    Third Party IRAs.

                           ______________________________________________________________________________________________________
                                                          (Taxpayer Identification Number)

---------------------------------------------------------------------------------------------------------------------------------
ADDRESS


Street Address_______________________________________________________________Occupation _________________________________________

City ____________________________________________State________Zip _________ Employer Name/Address _______________________________

Telephone ________________________________________U.S. Citizen ____Resident Alien ____Non Resident Alien ________________________
                                                                                                         (Country of Residence)


---------------------------------------------------------------------------------------------------------------------------------

DUPLICATE CONFIRMATION ADDRESS (if desired)

Name ____________________________________________________________________________________________________________________________

Company _________________________________________________________________________________________________________________________

Street or P.O. Box ______________________________________________________________________________________________________________

City _____________________________________________________________________________________State______________Zip ________________

---------------------------------------------------------------------------------------------------------------------------------

INITIAL INVESTMENT (Minimum initial investment: $5,000; $1,000 minimum for tax-deferred retirement account)

/ / Enclosed is a check payable to THE JAMESTOWN FUNDS for $ ____________________ (Please indicate Fund(s) below)

/ / Funds wired to U.S. Bank on _____________________ in the amount of $ ________________ (Please indicate Fund(s) below)

/ / JAMESTOWN BALANCED FUND              $________________     / / JAMESTOWN INTERNATIONAL EQUITY FUND   $________________

/ / JAMESTOWN EQUITY FUND                $________________     / / JAMESTOWN TAX EXEMPT VIRGINA FUND     $________________


By Mail: You may purchase shares by mail by completing and signing this application. Please mail with your check to the address above.

By Wire: You may  purchase  shares by wire.  PRIOR TO SENDING THE WIRE,  PLEASE CONTACT  THE FUNDS  (TOLL-FREE)  AT  1-866-738-1126
         SO THAT YOUR WIRE TRANSFER IS PROPERLY  CREDITED TO YOUR  ACCOUNT.  Please  forward your completed application by mail immediately thereafter to the Funds. The wire should be routed as follows:

               U.S. BANK, N.A.
               ABA #042000013
               FOR CREDIT TO THE JAMESTOWN FUNDS #19945-6716
               FOR THE [NAME OF FUND]
               FOR  [SHAREHOLDER NAME AND SOCIAL SECURITY OR TAXPAYER ID NUMBER]

---------------------------------------------------------------------------------------------------------------------------------

DIVIDEND AND DISTRIBUTION INSTRUCTIONS

/ / Reinvest all  dividends  and capital  gains  distributions
/ / Reinvest all capital gain  distributions;  dividends to be paid in cash
/ / Pay all dividends and capital gain distributions in cash
         / / By Check   / / By ACH to my bank checking or savings account. PLEASE ATTACH A VOIDED CHECK.


---------------------------------------------------------------------------------------------------------------------------------

SIGNATURE AUTHORIZATION FOR USE BY CORPORATIONS, TRUSTS, PARTNERSHIPS AND OTHER INSTITUTIONS
Please retain a copy of this document for your files.  Any  modification  of the information  contained  in  this  section  will require  an  Amendment  to this Application Form.

/ / New Application    / / Amendment to previous Application dated________________________________Account No.____________________

Name of Registered Owner_________________________________________________________________________________________________________

The  following  named  person(s)  are currently  authorized  signatories  of the Registered  Owner.  Any________________  of them is/are  authorized  under  the applicable governing  document to act with  full  power to sell, assign or  transfer securities of
THE JAMESTOWN  FUNDS for the  Registered  Owner and  to execute  and deliver any instrument necessary to effectuate the authority hereby conferred:

                     Name                                   Title                                   Signature
    -------------------------------------   -------------------------------------   -----------------------------------------

    -------------------------------------   -------------------------------------   -----------------------------------------

    -------------------------------------   -------------------------------------   -----------------------------------------

THE JAMESTOWN FUNDS, or any agent of the Funds may,  without inquiry,  rely upon the  instruction  of any person(s)  purporting to be an authorized  person named above, or in any Amendment  received by the Funds or their agent.  The Funds and their  Agent shall not be liable for any  claims,  expenses or losses  resulting  from  having  acted  upon any instruction reasonably believed to be genuine.

---------------------------------------------------------------------------------------------------------------------------------

SPECIAL INSTRUCTIONS

REDEMPTION INSTRUCTIONS
Please honor any redemption  instruction  received via  telegraphic or facsimile believed to be authentic.

/ / Please mail redemption proceeds to the name and address of record
/ / Please wire  redemptions  to the  commercial  bank account  indicated  below (subject to a minimum wire transfer of $5,000)

SYSTEMATIC WITHDRAWAL
Please redeem  sufficient  shares from this account at the then net asset value, in  accordance  with the  instructions  below:
(subject  to a minimum  $100 per distribution)

Dollar amount of each withdrawal $ ______________________________________ beginning the last business day of __________________

Withdrawals to be made: / / Monthly  / / Quarterly

/ / Please  DEPOSIT  DIRECTLY the proceeds to the bank account  below
/ / Please mail redemption proceeds to the name and address of record

AUTOMATIC INVESTMENT
Please purchase shares of THE JAMESTOWN FUNDS by withdrawing from the commercial bank account below, per the instructions below:

Amount (minimum $100) $ ____________________________                  Please make my automatic investment on:

$________________________ JAMESTOWN BALANCED FUND                     / / the last business day of each month

$________________________ JAMESTOWN EQUITY FUND                       / / the 15th day of each month

$________________________ JAMESTOWN INTERNATIONAL EQUITY FUND         / / both the 15th and last business day

$________________________ JAMESTOWN TAX EXEMPT VIRGINIA FUND

------------------------------------------------------------------
                     (Name of Bank)
is  hereby  authorized  to charge  to my  account  the  bank  draft  amount  here indicated.  I understand  the payment of this draft is subject to all provisions of the contract as stated on my bank account signature card.

------------------------------------------------------------------
(Signature as your name appears on the bank account to be drafted)

For AUTOMATIC INVESTMENT OR SYSTEMATIC WITHDRAWAL please attach a voided check from the below account.

Name as it appears on the account _____________________________________________________________________

Commercial bank account # _____________________________________________________________________________

ABA Routing # _________________________________________________________________________________________

City, State and Zip in which bank is located __________________________________________________________

---------------------------------------------------------------------------------------------------------------------------------

SIGNATURE AND TIN CERTIFICATION

I/We  certify  that I  have full  right and power,  and legal  capacity  to purchase shares of the Funds and affirm  that I have received  a  current  prospectus  and  understand  the investment objectives and policies stated therein. I/We hereby ratify any instructions  given pursuant to  this  Application  and  for  himself  and  his  successors  and  assigns  does  hereby  release
Ultimus  Fund Solutions, LLC, Williamsburg Investment Trust, Lowe, Brockenbrough & Company, Inc., and their respective officers, employees,  agents and affiliates from any and all liability in the performance of the acts instructed herein provided that such entities have  exercised due care to determine  that  the  instructions  are genuine.  I certify  under the penalties of perjury that(1) I am a U.S. person (including a U.S. resident alien), (2) the Social Security Number or Tax Identification  Number shown is correct and (3) I am not subject to backup withholding. The certifications in this paragraph are required from all non-exempt persons  to  prevent  backup  withholding  of  all  taxable  distributions  and  gross  redemption  proceeds  under  the federal
income tax law. I recognize  that  the Internal  Revenue Service  does  not  require  my  consent  to  any   provision  of  this
document other   than   the  certifications  required  to  avoid  backup  withholding. (Check  here if you are subject to backup withholding) / /.

-------------------------------------------------------------       --------------------------------------------------------------
APPLICANT                                           DATE            JOINT APPLICANT                                      DATE

-------------------------------------------------------------       --------------------------------------------------------------
OTHER AUTHORIZED SIGNATORY                          DATE            OTHER AUTHORIZED SIGNATORY                           DATE

                                                                      PROSPECTUS
                                                                  August 1, 2002



                           THE DAVENPORT EQUITY FUND
================================================================================
                                 A NO-LOAD FUND

The investment objective of The Davenport Equity Fund is long term growth of capital through investment in a diversified portfolio of common stocks. Current income is incidental to this objective and may not be significant.

                               INVESTMENT ADVISOR
                            Davenport & Company LLC
                               Richmond, Virginia

The Davenport Equity Fund (the "Fund") is a NO-LOAD, diversified, open-end series of the Williamsburg Investment Trust, a registered management investment company commonly known as a "mutual fund." This Prospectus includes important information about the Fund that you should know before investing. You should read the Prospectus carefully and keep it for future reference.

                               TABLE OF CONTENTS
================================================================================
Risk/Return Summary .......................................................    2
Synopsis of Costs and Expenses ............................................    4

Additional Investment Information .........................................    5

How to Purchase Shares ....................................................    7
How to Redeem Shares ......................................................    8
How Net Asset Value is Determined .........................................   10
Management of the Fund ....................................................   10
Dividends, Distributions and Taxes ........................................   11
Financial Highlights ......................................................   12
Fund Shares Application ...................................................   13

Customer Privacy Policy ...................................................   15

RISK/RETURN SUMMARY
================================================================================
WHAT IS THE FUND'S INVESTMENT OBJECTIVE?
The Fund's investment objective is long term growth of capital through investment in a diversified portfolio of common stocks. Current income is incidental to this objective and may not be significant.

WHAT ARE THE FUND'S PRINCIPAL INVESTMENT STRATEGIES?
Under normal circumstances, the Fund will have at least 80% of its net assets invested in common stocks which, according to the Advisor's analysis, show strong growth potential. In determining whether a company has the potential for strong growth, the Advisor will focus on:

     o    price-earnings ratios

     o    rate of earnings growth

     o    depth of management

     o    a company's past financial stability

     o    a company's present and projected position within its industry

     o    dividend record

The  Advisor  does  not  limit  the  Fund  to  any   particular   capitalization
requirement. At any time, the Fund may have a portion of its assets in small, unseasoned companies.

The Advisor may invest a portion of the Fund's assets in preferred stocks and convertible bonds. Money market instruments are purchased when new funds are received and awaiting investment, to accumulate cash for anticipated purchases of portfolio securities and to provide for shareholder redemptions and operational expenses of the Fund.

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE FUND?
The return on and value of an investment in the Fund will fluctuate in response to stock market movements. Stocks and other equity securities are subject to market risks and fluctuations in value due to earnings, economic conditions and other factors beyond the control of the Advisor. The Fund's portfolio might also decrease in value in response to the activities and financial prospects of an individual company in the portfolio. The Fund's method of security selection may not be successful and the Fund may underperform the stock market as a whole. As a result, there is a risk that you could lose money by investing in the Fund.

While small, unseasoned companies generally have potential for rapid growth, they often involve higher risks because they may lack the management experience, financial resources, product diversification and other competitive strengths of larger companies. In addition, in many instances, the securities of smaller companies are traded only over-the-counter or on a regional securities exchange, and the frequency and volume of their trading is substantially less than is typical of larger companies. Therefore, the securities of smaller companies may be subject to greater price fluctuations.

An  investment  in the Fund is not a  deposit  of a bank and is not  insured  or
guaranteed  by  the  Federal   Deposit   Insurance   Corporation  or  any  other
governmental agency.

PERFORMANCE SUMMARY

The bar chart and performance table shown below provide an indication of the risks and variability of investing in the Fund by showing changes in the performance of the Fund from year to year since inception and by showing how the average annual total returns of the Fund compare with those of a broad measure of market performance. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

                               [GRAPHIC OMITTED]

                        1999          2000          2001
                        ----          ----          ----

                        15.64%       -0.71%       -11.49%


During the period shown in the bar chart, the highest return for a quarter was 11.75% during the quarter ended December 31, 1999 and the lowest return for a quarter was -12.44% during the quarter ended March 31, 2001.

The year-to-date return through June 30, 2002 is -6.78%.

The impact of taxes is not reflected in the bar chart; if reflected, returns would be less than those shown.

        Average Annual Total Returns For Periods Ended December 31, 2001
        ----------------------------------------------------------------
The table below shows how the Fund's average annual total returns compare with those of the Standard & Poor's 500 Index. The table also presents the impact of taxes on the Fund's returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                                   Since
                                                                 Inception
                                                One Year     (January 15, 1998)
                                                --------     ------------------
THE DAVENPORT EQUITY FUND
Return Before Taxes .........................    -11.49%           4.06%
Return After Taxes on Distributions .........    -11.64%           3.88%
Return After Taxes on Distribution
 and Sale of Fund Shares ....................     -7.00%           3.20%

STANDARD & POOR'S 500 INDEX(1) (reflects no
 deduction for fees, expenses, or taxes).....    -11.88%           6.24%


(1) The Standard & Poor's 500 Index is a widely recognized, unmanaged index of common stock prices.


SYNOPSIS OF COSTS AND EXPENSES
================================================================================
THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY IF YOU BUY AND HOLD SHARES OF THE FUND.


SHAREHOLDER FEES (fees paid directly from your investment):     None

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets):
Management Fee ...............................................  0.75%
Administrator's Fees .........................................  0.16%
Other Expenses ...............................................  0.11%
                                                               ------
Total Annual Fund Operating Expenses..........................  1.02%
                                                               ======



EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                        1 Year     3 Years    5 Years    10 Years
                        ------     -------    -------    --------
                         $104        $325       $563      $1,248

ADDITIONAL INVESTMENT INFORMATION
================================================================================

INVESTMENT OBJECTIVE. The investment objective of the Fund is long term growth of capital through investment in a well-diversified portfolio composed primarily of common stocks. Current income is incidental to this objective and may not be significant.

The investment objective of the Fund may not be altered without the prior approval of a majority (as defined by the Investment Company Act of 1940) of the Fund's shares.

SECURITY SELECTION. Under normal circumstances, the Fund will invest at least 80% of its net assets in common stocks. Although the Fund invests primarily in common stocks, the Fund may also invest a portion of its assets in straight preferred stocks, convertible preferred stocks, convertible bonds and warrants. The Fund may from time to time invest a portion of its assets in small, unseasoned companies.

The Fund's investments are made primarily for long term growth of capital. Selection of equity securities is made on the basis of several criteria, including, among other things:

     o    The price-earnings ratio;

     o    The rate of earnings growth;

     o    The depth of management;

     o    The company's past financial stability;

     o    The company's present and projected position within its industry; and

     o    The dividend record.

Selection of equity securities is made by the Investment Policy Committee and the portfolio manager. The Investment Policy Committee is comprised of 5 individuals who are responsible for the formalized investment approach upon which the Advisor's Asset Management division is based. Committee members and the portfolio manager meet formally on a weekly basis. Decisions to buy or sell a security require a majority vote of the Committee. The Committee's approach is to insist on value in every stock purchased, to control risk through diversification, and to establish price targets at the time a specific stock is purchased.

The Fund may invest in preferred stocks and convertible bonds which are rated at the time of purchase in the 4 highest grades assigned by Moody's Investors Service, Inc. (Aaa, Aa, A or Baa) or Standard & Poor's Rating Group (AAA, AA, A or BBB) or unrated securities determined by the Advisor to be of comparable quality. Subsequent to its purchase by the Fund, a security's rating may be reduced below Baa or BBB and the Advisor will sell such security, subject to market conditions and the Advisor's assessment of the most opportune time for sale.

Money market instruments will typically represent a portion of the Fund's portfolio, as funds awaiting investment, to accumulate cash for anticipated purchases of portfolio securities and to provide for shareholder redemptions and operational expenses of the Fund. For temporary defensive purposes, when the Advisor determines that market conditions warrant, the Fund may depart from its normal investment objective and money market instruments may be emphasized, even to the point that 100% of the Fund's assets may be so invested. Money market instruments mature in 13 months or less from the date of purchase and include U.S. Government Securities and corporate debt securities (including those subject to repurchase agreements), bankers' acceptances and certificates of deposit of domestic branches of U.S. banks, and commercial paper (including variable amount demand master notes). At the time of purchase, money market instruments will have a short-term rating in the highest category by Moody's or S&P or, if not rated, will have been issued by a corporation having an outstanding unsecured debt issue rated A or better by Moody's or S&P or, if not so rated, of equivalent quality in the Advisor's opinion. When the Fund invests in money market instruments for temporary defensive purposes, it may not achieve its investment objective.

RISK CONSIDERATIONS. The Fund is not intended to be a complete investment program and there can be no assurance that the Fund will achieve its investment objective. To the extent that the Fund's portfolio is fully invested in equity securities, it may be expected that the net asset value of the Fund will be subject to greater fluctuation than a portfolio containing mostly fixed-income securities. There is a risk that you could lose money by investing in the Fund.

Investments in equity securities are subject to inherent market risks and fluctuations in value due to earnings, economic conditions and other factors beyond the control of the Advisor. As a result, the return and the net asset value of the Fund will fluctuate. Securities in the Fund's portfolio may not perform as well as the market as a whole and some undervalued securities may continue to be undervalued for long periods of time. Some securities may be inactively traded, i.e., not quoted daily in the financial press, and thus may not be readily bought or sold. Although profits in some Fund holdings may be realized quickly, it is not expected that most investments will appreciate rapidly.

Preferred stocks and bonds rated Baa or BBB have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to pay principal and interest or to pay the preferred stock obligations than is the case with higher grade securities.

While small, unseasoned companies generally have potential for rapid growth, they often involve higher risks because they may lack the management experience, financial resources, product diversification and competitive strengths of larger companies. In addition, in many instances, the securities of smaller companies are traded only over-the-counter or on a regional securities exchange, and the frequency and volume of their trading is substantially less than is typical of larger companies. Therefore, the securities of smaller companies may be subject to wider price fluctuations and may have limited liquidity (which means that the Fund may have difficulty selling them at an acceptable price when it wants to). When making large sales, the Fund may have to sell portfolio holdings at discounts from quoted prices or may have to make a series of small sales over an extended period of time.

HOW TO PURCHASE SHARES
================================================================================
There are NO SALES COMMISSIONS charged to investors. You may obtain assistance in opening an account by calling toll-free 1-800-281-3217, or by writing to the Fund at the address shown below for regular mail orders. You may also obtain assistance through any broker-dealer authorized to sell shares of the Fund. The broker-dealer may charge you a fee for its services.

Your investment will purchase shares at the Fund's net asset value ("NAV") next determined after your order is received by the Fund in proper order as indicated herein. The minimum initial investment in the Fund is $10,000, or $2,000 for tax-deferred retirement accounts. The Fund may, in the Advisor's sole discretion, accept certain accounts with less than the stated minimum initial investment.

Payment must be made by check drawn on a U.S. bank and payable in U.S. dollars. All orders received in proper form by Ultimus Fund Solutions, LLC (the "Administrator"), whether by mail, bank wire or facsimile order from a qualified broker-dealer, prior to the close of the regular session of trading on the New York Stock Exchange (the "Exchange") on any business day, generally 4:00 p.m. Eastern time, will purchase shares at the NAV next determined on that business day. If your order is not received by the close of the regular session of trading on the Exchange, your order will purchase shares at the NAV determined on the next business day.

You should be aware that the Fund's account application contains provisions in favor of the Fund, the Administrator and certain of their affiliates, excluding such entities from certain liabilities (including, among others, losses resulting from unauthorized shareholder transactions) relating to the various services made available to investors.

If an order to purchase shares is cancelled because your check does not clear, you will be responsible for any resulting losses or fees incurred by the Fund or the Administrator in the transaction.

REGULAR MAIL ORDERS. Please complete and sign the Account Application form accompanying this Prospectus and send it with your check, made payable to the Fund, and mail it to:

         The Davenport Equity Fund
         c/o Davenport & Company LLC
         One James Center
         901 East Cary Street
         Richmond, Virginia 23219
         Attention: John P. Ackerly

BANK WIRE ORDERS. You may invest directly by bank wire. To establish a new account or add to an existing account by wire, please call the Fund at 1-800-281-3217 before wiring funds to advise the Fund of the investment, the dollar amount and the account registration. For initial purchases, you should be prepared to provide us, by mail or facsimile, with a completed, signed Account Application. This will ensure prompt and accurate handling of your investment. Please have your bank use the following wiring instructions to purchase by wire:


         U.S. Bank, N.A.

         ABA# 042000013
         For The Davenport Equity Fund #19945-6765
         For {Shareholder name and account number or tax identification number}

It is important that the wire contain all the information and that the Fund receives prior telephone notification to ensure proper credit. Once your wire is sent you should, as soon as possible thereafter, complete and mail your Account Application to the Fund as described under "Regular Mail Orders" above.

ADDITIONAL INVESTMENTS. You may add to your account by mail or wire at any time by purchasing shares at the then current NAV as aforementioned. Before making additional investments by bank wire, please call the Fund at 1-800-281-3217 to alert the Fund that your wire is to be sent. Follow the wire instructions above to send your wire. When calling for any reason, please have your account number ready, if known. Mail orders should include, when possible, the "Invest by Mail" stub which is attached to your Fund confirmation statement. Otherwise, be sure to identify your account in your letter.

AUTOMATIC INVESTMENT PLAN. The automatic investment plan enables you to make regular monthly or quarterly investment in shares through automatic charges to your checking account. With your authorization and bank approval, the Administrator will automatically charge the checking account for the amount specified ($100 minimum) which will be automatically invested in shares at the net asset value on or about the 15th day and/or the last business day of the month or both. You may change the amount of the investment or discontinue the plan at any time by writing to the Administrator.

HOW TO REDEEM SHARES
================================================================================
You may redeem shares of the Fund on each day that the Fund is open for business by sending a written request to the Fund. The Fund is open for business on each day the Exchange is open for business. Any redemption may be for more or less than the purchase price of your shares depending on the market value of the Fund's portfolio securities. All redemption orders received in proper form, as indicated herein, by the Administrator prior to the close of the regular session of trading on the Exchange, generally 4:00 p.m., Eastern time, will redeem shares at the NAV determined as of that business day's close of trading. Otherwise, your order will redeem shares on the next business day. You may also redeem your shares through a broker-dealer who may charge you a fee for its services.

The Board of Trustees reserves the right to involuntarily redeem any account having an account value of less than $10,000, or less than $5,000 for tax-deferred retirement accounts (due to redemptions or transfers, but not due to market action) upon 60 days' written notice. If you bring your account value up to the minimum required account value or more during the notice period, your account will not be redeemed. Redemptions from retirement plans may be subject to tax withholding.

If you are uncertain of the requirements for redemption, please contact the Fund at 1-800-281-3217 or write to the address shown below.


Your request should be addressed to:

                  The Davenport Equity Fund
                  c/o Davenport & Company LLC
                  One James Center
                  901 East Cary Street
                  Richmond, Virginia 23219
                  Attention: John P. Ackerly

Your request for redemption must include:

1) your letter of instruction or a stock assignment specifying the account number, and the number of shares or dollar amount to be redeemed. This request must be signed by all registered shareholders in the exact names in which they are registered;

2)   any required signature guarantees (see "Signature Guarantees"); and

3) other supporting legal documents, if required in the case of estates, trusts, guardianships, custodianships, corporations, partnerships, pension or profit sharing plans, and other organizations.

Your redemption proceeds will be mailed to you within 3 business days after receipt of your redemption request. However, the Fund may delay forwarding a redemption check for recently purchased shares while it determines whether the purchase payment will be honored. You may reduce or avoid such delay (which may take up to 15 days) if you purchase by certified check or wire transfer. In such cases, the NAV next determined after receipt of your request for redemption will be used in processing your redemption and your redemption proceeds will be mailed to you upon clearance of your check to purchase shares.

You can choose to have redemption proceeds mailed to you at your address of record, your bank, or to any other authorized person, or you can have the proceeds sent by bank wire to your bank ($5,000 minimum). You may not redeem shares of the Fund by wire on days on which your bank is not open for business. Redemption proceeds will only be sent to the bank account or person named in your Account Application currently on file with the Fund. You can change your redemption instructions anytime you wish by filing a letter including your new redemption instructions with the Fund.

SIGNATURE GUARANTEES. To protect your account and the Fund from fraud, signature guarantees are required to be sure that you are the person who has authorized a change in registration or standing instructions for your account. Signature guarantees are required for (1) change of registration requests, (2) requests to establish or change redemption services other than through your initial account application and (3) if the name(s) or the address on your account has been changed within 30 days of your redemption request. Signature guarantees are acceptable from a member bank of the Federal Reserve System, a savings and loan institution, credit union, registered broker-dealer or a member firm of a U.S. Stock Exchange, and must appear on the written request for redemption or change of registration.

SYSTEMATIC WITHDRAWAL PLAN. If your Fund shares are valued at $10,000 or more at the current offering price, you may establish a Systematic Withdrawal Plan to receive a monthly or quarterly check in a stated amount of not less than $100. Each month or quarter as specified, the Fund will automatically redeem sufficient shares from your account to meet the specified withdrawal amount. You may establish this service whether dividends and distributions are reinvested or paid in cash. Systematic withdrawals may be deposited directly to your bank account by completing the applicable section on the Account Application form accompanying this Prospectus, or by writing the Fund.

HOW NET ASSET VALUE IS DETERMINED
================================================================================
The NAV of the Fund is determined on each business day that the Exchange is open for trading, as of the close of the Exchange (currently 4:00 p.m., Eastern time). NAV per share is determined by dividing the total value of all Fund securities (valued at market value) and other assets, less liabilities, by the total number of shares then outstanding. NAV includes interest on fixed income securities, which is accrued daily. See the Statement of Additional Information for further details.

Securities which are traded over-the-counter are priced at the last sale price, if available; otherwise, they are valued at the last quoted bid price. Securities traded on a national stock exchange will be valued based upon the closing price on the valuation date on the principal exchange where the security is traded. Fixed income securities will ordinarily be traded in the over-the-counter market and common stocks will ordinarily be traded on a national securities exchange, but may also be traded in the over-the-counter market. When market quotations are not readily available, fixed income securities may be valued on the basis of prices provided by an independent pricing service. The prices provided by the pricing service are determined with consideration given to institutional bid and last sale prices and take into account securities prices, yields, maturities, call features, ratings, institutional trading in similar groups of securities and developments related to specific securities. The Trustees will satisfy themselves that such pricing services consider all appropriate factors relevant to the value of such securities in determining their fair value. Securities and other assets for which no quotations are readily available will be valued in good faith at fair value using methods determined by the Board of Trustees.

MANAGEMENT OF THE FUND
================================================================================
Subject to the authority of the Board of Trustees, Davenport & Company LLC (the "Advisor") provides the Fund with a continuous program of supervision of its assets, including the composition of its portfolio, and furnishes advice and recommendations with respect to investments, investment policies and the purchase and sale of securities, pursuant to an Investment Advisory Agreement with the Trust. The Advisor is also responsible for the selection of broker-dealers through which the Fund executes portfolio transactions, subject to brokerage policies established by the Trustees, and provides certain executive personnel to the Fund.

Davenport & Company LLC was originally organized in 1863 and, in addition to acting as investment advisor to the Fund, the Advisor also provides investment advice to corporations, trusts, pension and profit sharing plans, other business and institutional accounts and individuals. The Advisor is a full service registered broker-dealer and a member of the New York Stock Exchange and the National Association of Securities Dealers, Inc. The address of the Advisor is One James Center, 901 East Cary Street, Richmond, Virginia 23219.

Joseph L. Antrim is primarily responsible for managing the portfolio of the Fund in consultation with the Advisor's Investment Policy Committee. The members of the Advisor's Investment Policy Committee are:

JOHN P. ACKERLY IV, CFA, 38, is a graduate of the University of Virginia and received his MBA from Virginia Commonwealth University. He began his investment career as a Portfolio Manager with Central Fidelity Bank. Mr. Ackerly is a First Vice President and a Portfolio Manager with the Advisor.

JOSEPH L. ANTRIM, CFA, 56, is a graduate of the University of Virginia and began his investment career with Chemical Bank in New York City in 1968. Subsequently he joined Branch & Co., a Richmond brokerage firm, as a securities analyst. Mr. Antrim became associated with the Advisor when Branch & Co. was merged with the Advisor in 1975. Mr. Antrim is an Executive Vice President, a member of the Executive Committee, and a Director of the Advisor and manages the Advisor's Asset Management division.

MICHAEL S. BEALL, CFA, CPA, 47, graduated from the University of Virginia with undergraduate and masters degrees in accounting. Prior to joining the Advisor in 1980, he was employed by a "Big Six" accounting firm. Mr. Beall is an Executive Vice President, a member of the Executive Committee and a Director of the Advisor.

BEVERLEY B. MUNFORD III, CFA, 74, graduated from the University of Virginia in 1950 and has spent his entire career with the Advisor. Mr. Munford is Vice Chairman of the Advisor and a former member of the Executive Committee. Mr. Munford also serves as a Trustee of the Advisor's Employee Profit-Sharing Plan.

DAVID WEST, CFA, 47, is a graduate of the University of North Carolina and received his MBA from The College of William & Mary. He worked at several regional banks prior to starting his career in the investment business in 1984. He joined the Advisor in 1990 and is a Senior Vice President and a Director of the Advisor.

Compensation of the Advisor is at the annual rate of 0.75% of the Fund's average daily net assets.

DIVIDENDS,  DISTRIBUTIONS  AND TAXES
================================================================================

The Fund intends to remain qualified as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986 and will distribute all of its net investment income and net realized capital gains to shareholders. Shareholders are liable for taxes on distributions of net income and realized capital gains of the Fund but, of course, shareholders who are not subject to tax on their income will not be required to pay taxes on amounts distributed to them. The Fund intends to declare and pay dividends from net investment income quarterly, payable in March, June, September and December, on a date selected by management. In addition, distributions may be made annually in December out of any net short-term or long-term capital gains derived from the sale of securities realized through October 31 of that year. The Fund may make a supplemental distribution of capital gains at the end of its fiscal year. The nature and amount of all dividends and distributions will be identified separately when tax information is distributed by the Fund at the end of each year. The Fund intends to withhold 30% on taxable dividends and any other payments that are subject to such withholding and are made to persons who are neither citizens nor residents of the United States.

There is no fixed dividend rate, and there can be no assurance as to the payment of any dividends or the realization of any gains for the Fund. Current practice of the Fund, subject to the discretion of management, is for declaration and payment of income dividends during the last week of each calendar quarter. All dividends and capital gains distributions are reinvested in additional shares of the Fund unless you request in writing to receive dividends and/or capital gains distributions in cash. Your request must be received by the Fund prior to the record date to be effective as to the next dividend. Tax consequences to shareholders of dividends and distributions are the same if received in cash or if received in additional shares of the Fund.

FINANCIAL  HIGHLIGHTS
================================================================================

The financial highlights table is intended to help you understand the Fund's financial performance for the period of the Fund's operations. Certain information reflects financial results for a single Fund share. The total returns in the table represents the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Tait, Weller & Baker, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request.


                                    SELECTED  PER SHARE  DATA AND  RATIOS FOR A SHARE  OUTSTANDING  THROUGHOUT  EACH PERIOD

                                                    YEAR            YEAR             YEAR           YEAR          PERIOD
                                                    ENDED           ENDED           ENDED          ENDED           ENDED
                                                  MARCH 31,       MARCH 31,        MARCH 31,     MARCH 31,       MARCH 31,
                                                    2002             2001            2000           1999          1998(a)
--------------------------------------------------------------------------------------------------------------------------

Net asset value at beginning of period ..       $   11.42      $    13.75       $    12.01     $    11.14      $    10.00
                                                   -------         -------          -------        -------         -------
Income (loss) from investment operations:
 Net investment income ..................            0.04            0.05            0.04            0.06            0.01
 Net realized and unrealized gains
  (losses) on investments ...............            0.29           (2.34)           1.75            0.88            1.13
                                                   -------         -------          -------        -------         -------
Total from investment operations ........            0.33           (2.29)           1.79            0.94            1.14
                                                   -------         -------          -------        -------         -------

Less distributions:
 Dividends from net investment income ...           (0.04)          (0.04)          (0.05)          (0.06)            --
 Distributions from net realized gains ..             --              --              --            (0.01)            --
                                                   -------         -------          -------        -------         -------
Total distributions .....................           (0.04)          (0.04)          (0.05)          (0.07)            --
                                                   -------         -------          -------        -------         -------

Net asset value at end of period ........       $   11.71      $    11.42       $    13.75     $    12.01      $    11.14
                                                   =======         =======          =======        =======         =======


Total return ............................            2.89%         (16.65%)         14.93%           8.53%          11.40%(d)
                                                   =======         =======          =======        =======         =======

Net assets at end of period (000's) .....       $   82,515     $    70,160      $    77,626    $    56,358     $   24,694
                                                   =======         =======          =======        =======         =======

Ratio of net expenses to average
 net assets(b) ..........................            1.02%           1.00%           1.01%           1.14%           1.15%(c)

Ratio of net investment income to
 average net assets .....................            0.35%           0.36%           0.35%           0.64%           0.76%(c)

Portfolio turnover rate .................              13%             25%             17%             15%             17%(c)


(a)  Represents the period from the commencement of operations (January 15, 1998) through March 31, 1998.

(b)  Absent investment advisory fees waived and expenses reimbursed by the Adviser, the ratio of expenses to average net assets  would have been  2.13%(c) for the period ended March 31, 1998.

(c)  Annualized.

(d)  Not annualized.

REP NAME AND NUMBER ____________________________________________________          ACCOUNT NO. __________________________________
                                                                                                       (FOR FUND USE ONLY)

                                                       THE DAVENPORT EQUITY FUND
                                                                                                   Send completed application to:
                                                                                                        THE DAVENPORT EQUITY FUND
                                                                                                      c/o Davenport & Company LLC
                                                                                                                 One James Center
                                                                                                             901 East Cary Street
FUND SHARES APPLICATION                                                                                       Richmond, VA  23219
(Please type or print clearly)                                                                        Attention:  John P. Ackerly
=================================================================================================================================
ACCOUNT REGISTRATION

/ / Individual             ______________________________________________________________________________________________________
                           (First Name)           (Middle Initial)           (Last Name)          (Birthdate)             (SS#)

/ / Joint*                 ______________________________________________________________________________________________________
                           (First Name)           (Middle Initial)           (Last Name)          (Birthdate)             (SS#)
                            *Joint  accounts will be registered joint tenants with the right of survivorship unless otherwise indicated.

/ / UGMA/UTMA              _____________________________________________ under the ________ Uniform Gifts/Transfers to Minors Act
                           (First Name)   (Middle Initial)   (Last Name)            (State)

                           _________________________________________________________________________________________ as Custodian
                           (First Name)                    (Middle Name)                   (Last Name)

                           ____________________________________________________________________________________________________
                                              (Birthdate of Minor)                     (SS # of Minor)

/ / For Corporations,     _____________________________________________________________________________________________________
    Partnerships, Trusts,  Name of  Corporation  or  Partnership.  If a  Trust, include the name(s) of Trustees in which account
    Retirement Plans and   will be registered, and the date of the Trust instrument.
    Third Party IRAs.

                           ____________________________________________________________________________________________________
                                                          (Taxpayer Identification Number)

-------------------------------------------------------------------------------------------------------------------------------
ADDRESS


Street Address__________________________________________________________Occupation ____________________________________________

City _______________________________________State________Zip ________ Employer Name/Address ___________________________________

Telephone ________________________________________U.S. Citizen ____Resident Alien ____Non Resident ____________________________
                                                                                                       (Country of Residence)


-------------------------------------------------------------------------------------------------------------------------------

DUPLICATE CONFIRMATION ADDRESS (if desired)

Name __________________________________________________________________________________________________________________________

Street or P.O. Box ____________________________________________________________________________________________________________

City _____________________________________________________________________________________State______________Zip ______________

-------------------------------------------------------------------------------------------------------------------------------

INITIAL INVESTMENT (Minimum initial investment: $10,000; $2,000 minimum for tax-deferred retirement account)

/ / Enclosed  is a check  payable  to THE  DAVENPORT EQUITY FUND for $________________________________________________________

/ / Funds were wired to U.S. Bank on _____________________ in the amount of $ _____________________________________________

By Mail: You may purchase shares by mail by completing and signing this application. Please mail with your check to the address above.

By Wire:  You may  purchase  shares by wire.  PRIOR TO SENDING THE WIRE,  PLEASE  CONTACT THE FUNDS AT  1-800-281-3217  SO THAT
YOUR WIRE  TRANSFER  IS  PROPERLY CREDITED TO YOUR ACCOUNT.  Please  forward your  completed  application  by  mail immediately thereafter to the Fund. The wire should be routed as follows:

               U.S. BANK, N.A.
               ABA #042000013
               FOR CREDIT TO THE DAVENPORT EQUITY FUND #19945-6765
               FOR  [SHAREHOLDER NAME AND SOCIAL SECURITY OR TAXPAYER ID NUMBER]

-------------------------------------------------------------------------------------------------------------------------------

DIVIDEND AND DISTRIBUTION INSTRUCTIONS

/ / Reinvest all  dividends  and capital  gains  distributions
/ / Reinvest all capital gain  distributions;  dividends to be paid in cash
/ / Pay all dividends and capital gain distributions in cash
         / / By Check   / / By ACH to my bank checking or savings account. PLEASE ATTACH A VOIDED CHECK.


                                                                              13


SIGNATURE AUTHORIZATION - FOR USE BY CORPORATIONS, TRUSTS, PARTNERSHIPS AND OTHER INSTITUTIONS
-------------------------------------------------------------------------------------------------------------------------------
Please retain a copy of this document for your files.  Any  modification  of the information  contained  in  this  section  will  require  an  Amendment  to this
Application Form.

/ / New Application    / / Amendment to previous Application dated________________________________Account No.__________________

Name of Registered Owner_______________________________________________________________________________________________________

The  following  named  person(s)  are currently  authorized  signatories  of the Registered  Owner.  Any________________ of them is/are  authorized  under  the applicable  governing  document  to act with full power to sell, assign or transfer securities of
THE DAVENPORT EQUITY FUND for the Registered  Owner and  to  execute and  deliver any instrument  necessary  to  effectuate  the authority hereby conferred:

                     Name                                   Title                                   Signature
    -------------------------------------   -------------------------------------   -----------------------------------------

    -------------------------------------   -------------------------------------   -----------------------------------------

    -------------------------------------   -------------------------------------   -----------------------------------------

THE  DAVENPORT EQUITY FUND,  or any  agent of the Fund  may,  without inquiry,  rely  upon  the  instruction  of  any  person(s)
purporting  to be an authorized  person  named  above,  or  in  any  Amendment  received by the Fund or their  agent.  The Funds and its  Agent  shall not be liable  for any  claims, expenses or  losses  resulting  from  having  acted  upon  any instruction reasonably believed to be genuine.

-------------------------------------------------------------------------------------------------------------------------------

                              SPECIAL INSTRUCTIONS
                              --------------------

REDEMPTION INSTRUCTIONS
Please honor any redemption  instruction  received via  telegraphic or facsimile believed to be authentic.

/ / Please mail redemption proceeds to the name and address of record
/ / Please wire  redemptions  to the  commercial  bank account  indicated  below (subject to a minimum wire transfer of $5,000)

SYSTEMATIC WITHDRAWAL
Please redeem  sufficient  shares from this account at the then net asset value, in  accordance  with the  instructions  below:
(subject  to a minimum  $100 per distribution)

Dollar amount of each withdrawal $ ______________________________________ beginning the last business day of __________________

Withdrawals to be made: / / Monthly  / / Quarterly

/ / Please  DEPOSIT  DIRECTLY the proceeds to the bank account  below

/ / Please mail redemption proceeds to the name and address of record

AUTOMATIC INVESTMENT
Please purchase shares of THE DAVENPORT EQUITY FUND by withdrawing from the commercial bank account below, per the instructions below:

Amount $ ____________________________  (minimum $100)                               Please make my automatic investment on:

_________________________________________________________________                   / / the last business day of each month
                        (Name of Bank)
is  hereby  authorized  to charge  to my  account  the bank  draft  amount  here    / / the 15th day of each month
indicated.  I understand  the payment of this draft is subject to all provisions
of the contract as stated on my bank account signature card.                        / / both the 15th and last business day

_________________________________________________________________
(Signature as your name appears on the bank account to be drafted)

For AUTOMATIC  INVESTMENT or SYSTEMATIC  WITHDRAWAL please attach a voided check from the below account.

Name as it appears on the account _____________________________________________________________________

Commercial bank account # _____________________________________________________________________________

ABA Routing # _________________________________________________________________________________________

City, State and Zip in which bank is located __________________________________________________________

-------------------------------------------------------------------------------------------------------------------------------

SIGNATURE AND TIN CERTIFICATION



I/We  certify  that I  have full  right and power,  and legal  capacity  to purchase shares of  the Fund and affirm that I have received a current prospectus and  understand  the investment  objectives and  policies stated  therein. I/We hereby ratify any instructions  given pursuant to this  Application  and for  myself  and  my  successors and  assigns do hereby  release Ultimus
Fund Solutions, LLC, Williamsburg Investment Trust, Davenport & Company LLC, and  their  respective officers, employees, agents
and  affiliates  from  any  and  all  liability  in  the  performance  of  the  acts  instructed   herein  provided  that  such
entities have  exercised due care to determine  that  the  instructions  are genuine.  I certify under the penalties of perjury that(1) I am a U.S. person (including a U.S resident alien), (2) the Social Security Number or Tax  Identification Number shown is correct and (3) I am not  subject  to  backup  withholding.  The  certifications  in  this  paragraph  are required from all
non-exempt  persons  to   prevent  backup  withholding  of  all  taxable  distributions  and  gross  redemption  proceeds under the  federal  income tax  law. I recognize that the Internal Revenue Service does not require my consent  to  any  provision of
this document  other   than   the   certifications   required  to  avoid  backup  withholding.  (Check  here if you are subject to backup withholding) / /.


-------------------------------------------------------------       -----------------------------------------------------------
APPLICANT                                           DATE            JOINT APPLICANT                                      DATE

-------------------------------------------------------------       -----------------------------------------------------------
OTHER AUTHORIZED SIGNATORY                          DATE            OTHER AUTHORIZED SIGNATORY                           DATE

===============================================================================

CUSTOMER PRIVACY POLICY
===============================================================================
WE COLLECT ONLY INFORMATION THAT IS NEEDED TO SERVE YOU AND ADMINISTER OUR BUSINESS.

In the process of serving you, we become stewards of your "nonpublic personal information" - information about you that is not available publicly. This information comes to us from the following sources:

o Information you provide directly to us on applications or other forms, correspondence or through conversations (such as your name, social security number, address, phone number, assets, income, date of birth, occupation, etc.).

o Information about your transactions with us, our affiliates or others (such as your account numbers, account balances, transaction details and other financial information).

o Information we receive from third parties (such as your broker, financial planner or other intermediary you hire).

We limit the collection and use of nonpublic personal information to that which is necessary to administer our business and provide superior service.

WE CAREFULLY LIMIT AND CONTROL THE SHARING OF YOUR INFORMATION.

In order to protect customer privacy, we carefully control the way in which any information about you is shared. It is our policy to not disclose any nonpublic personal information about you or former customers to anyone, except as permitted or required by law.

We are permitted by law to disclose all of the information we collect as described above to our affiliates, advisers, subadvisers, transfer agents, broker-dealers, administrators or any firms that assist us in maintaining and supporting the financial products and services provided to you. For example, our transfer agents need information to process your transactions, and our outside vendors need information so that your account statements can be printed and mailed. However, these parties are not permitted to release, use or transfer your information to any other party for their own purpose.

WE ARE COMMITTED TO THE PRIVACY OF YOUR NONPUBLIC PERSONAL INFORMATION AND WILL USE STRICT SECURITY STANDARDS TO SAFEGUARD IT.

We are committed to the security of your nonpublic personal information. Our employees and others hired to work for us are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information. Employees are bound by this privacy policy and are educated on implementing our security principles and practices.

We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information. Our operational and data processing systems are in a secure environment that protects nonpublic personal information from being accessed inappropriately by third parties.

This privacy  policy  explains  how we handle  nonpublic  personal  information;
however, you should also review the privacy policies adopted by any of your financial intermediaries, such as a broker-dealer, bank, or trust company to understand how they protect your nonpublic personal information in accordance with our internal security standards.

This privacy policy notice is for Williamsburg Investment Trust (the "Trust") and Ultimus Fund Distributors, LLC, the Trust's principal underwriter.

IF  YOU  HAVE  ANY  QUESTIONS  ABOUT  THE   CONFIDENTIALITY   OF  YOUR  CUSTOMER
INFORMATION,   CALL   1-800-281-3217   TO   TALK  TO  A   SHAREHOLDER   SERVICES
REPRESENTATIVE.

================================================================================

THE DAVENPORT EQUITY FUND

INVESTMENT ADVISOR
Davenport & Company LLC
One James Center
901 East Cary Street
Richmond, Virginia 23219-4037
(Toll-Free) 1-800-281-3217

ADMINISTRATOR
Ultimus Fund Solutions, LLC
P.O. Box 46707
Cincinnati, Ohio 45246-0707


CUSTODIAN
U.S. Bank, N.A.
425 Walnut Street
Cincinnati, Ohio 45202


INDEPENDENT AUDITORS
Tait, Weller & Baker
Eight Penn Center Plaza, Suite 800
Philadelphia, Pennsylvania 19103

LEGAL COUNSEL
Sullivan & Worcester LLP
One Post Office Square
Boston, Massachusetts 02109

BOARD OF TRUSTEES
Austin Brockenbrough III
John T. Bruce
Charles M. Caravati, Jr.
J. Finley Lee, Jr.
Richard Mitchell
Richard L. Morrill
Harris V. Morrissette
Erwin H. Will, Jr.
Samuel B. Witt III

OFFICERS
Joseph L. Antrim III, President
Coleman Wortham III, Vice President
J. Lee Keiger III, Vice President
John P. Ackerly IV, Vice President

Additional information about the Fund is included in the Statement of Additional Information (SAI), which is hereby incorporated by reference in its entirety. Additional information about the Fund's investments is available in the Fund's annual and semiannual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and strategies that significantly affected the Fund's performance during its last fiscal year.

To obtain a free copy of the SAI, the annual and semiannual reports or other information about the Fund, or to make inquiries about the Fund, please call Toll-Free 1-800-281-3217.

Information about the Fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's public reference room in Washington, D.C. Information about the operation of the public reference room can be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the Fund are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Copies of information on the Commission's Internet site may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo @sec.gov, or by writing to: Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-0102.

                                                               File No. 811-5685


                                   DAVENPORT

                                  EQUITY FUND
                                 -------------





                                   PROSPECTUS


                                 August 1, 2002





                                 --------------


These securities have not been approved nor disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

                       STATEMENT OF ADDITIONAL INFORMATION

                                       THE
                             FLIPPIN, BRUCE & PORTER
                                      FUNDS

                           FBP CONTRARIAN EQUITY FUND
                          FBP CONTRARIAN BALANCED FUND


                                 AUGUST 1, 2002


                                    SERIES OF
                          WILLIAMSBURG INVESTMENT TRUST
                         135 MERCHANT STREET, SUITE 230
                             CINCINNATI, OHIO 45246
                            TELEPHONE 1-866-738-1127


                                TABLE OF CONTENTS

FUND OBJECTIVES, INVESTMENTS, STRATEGIES AND RISKS ..........................  2
DESCRIPTION OF BOND RATINGS .................................................  8
INVESTMENT LIMITATIONS ...................................................... 10
TRUSTEES AND OFFICERS ....................................................... 12

PRINCIPAL HOLDERS OF FUND SHARES ............................................ 16

INVESTMENT ADVISER .......................................................... 16
ADMINISTRATOR ............................................................... 18
DISTRIBUTOR ................................................................. 18
OTHER SERVICES .............................................................. 19
BROKERAGE ................................................................... 19
SPECIAL SHAREHOLDER SERVICES ................................................ 20
PURCHASE OF SHARES .......................................................... 22
REDEMPTION OF SHARES ........................................................ 22
NET ASSET VALUE DETERMINATION ............................................... 23
ALLOCATION OF TRUST EXPENSES ................................................ 23
ADDITIONAL TAX INFORMATION .................................................. 23
CAPITAL SHARES AND VOTING ................................................... 25
CALCULATION OF PERFORMANCE DATA ............................................. 26
FINANCIAL STATEMENTS AND REPORTS ............................................ 29

This Statement of Additional Information is not a prospectus and should only be read in conjunction with the Prospectus of the Flippin, Bruce & Porter Funds dated August 1, 2002. This Statement of Additional Information is incorporated by reference in its entirety into the Prospectus. The Prospectus may be obtained from the Funds, at the address and phone number shown above, at no charge.

               FUND OBJECTIVES, INVESTMENTS, STRATEGIES AND RISKS

The FBP Contrarian Balanced Fund (the "Balanced Fund"), formerly the FBP Contrarian Fund, and the FBP Contrarian Equity Fund (the "Equity Fund") are two separate investment portfolios of Williamsburg Investment Trust (the "Trust"). All information contained herein applies to each of the Funds unless otherwise noted.

The investment objectives and principal strategies of the Funds are described in the Prospectus. Supplemental information about these strategies is set forth below. Certain capitalized terms used herein are defined in the Prospectus.

WRITING COVERED CALL OPTIONS. When the Adviser believes that individual portfolio securities held by the Funds are approaching the top of the Adviser's growth and price expectations, covered call options ("calls") may be written
(sold) against such securities. When a Fund writes a call, it receives a premium and agrees to sell the underlying security to a purchaser of a corresponding call at a specified price ("strike price") by a future date ("exercise price"). To terminate its obligation on a call a Fund has written, it may purchase a corresponding call in a "closing purchase transaction." A profit or loss will be realized, depending upon whether the price of the closing purchase transaction is more or less than the premium (net of transaction costs) previously received on the call written. A Fund may realize a profit if the call it has written lapses unexercised, in which case the Fund keeps the premium and retains the underlying security as well. If a call written by a Fund is exercised, the Fund forgoes any possible profit from an increase in the market price of the underlying security over an amount equal to the exercise price plus the premium received. The Funds write options only for hedging purposes and not for speculation. If the Adviser is incorrect in its expectations and the market price of a stock subject to a call option rises above the exercise price of an option, the Funds will lose the opportunity for further appreciation of that security.

The Funds will only write options which are issued by the Options Clearing Corporation and listed on a national securities exchange. Call writing affects the Funds' portfolio turnover rate and the brokerage commissions paid. Commissions for options, which are normally higher than for general securities transactions, are payable when writing calls and when purchasing closing purchase transactions. The writing of call options by the Funds is subject to limitations established by each of the exchanges governing the maximum number of options which may be written or held by a single investor or group of investors acting in concert, regardless of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more different exchanges or through one or more brokers. Therefore the number of calls the Funds may write (or purchase in closing transactions) may be affected by options written or held by other entities, including other clients of the Adviser. An exchange may order the liquidation of positions found to be in violation of these limits and may impose certain other sanctions.

FOREIGN SECURITIES. Because of the inherent risk of foreign securities over domestic issues, the Funds will not invest in foreign investments except those traded domestically as American Depository Receipts ("ADRs"). ADRs are receipts typically issued by an American bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. The Funds may invest in foreign securities in order to take advantage of opportunities for growth where, as with domestic securities, they are depressed in price because they are out of favor with most of the investment community. The same factors would be considered in selecting foreign securities as with domestic securities, as discussed in the Prospectus. Foreign securities investment presents special considerations not typically associated with investments in domestic securities. Foreign taxes may reduce income. Currency exchange rates and regulations may cause fluctuation in the value of foreign securities. Foreign securities are subject to different regulatory environments than in the United States and, compared to the United States, there may be a lack of uniform accounting, auditing and financial reporting standards, less volume and liquidity and more volatility, less public information, and less regulation of foreign issuers. Countries have been known to expropriate or nationalize assets, and foreign investments may be subject to political, financial or social instability or adverse diplomatic developments. There may be difficulties in obtaining service of process on foreign issuers and difficulties in enforcing judgments with respect to claims under the U.S. securities laws against such issuers. Favorable or unfavorable differences between U.S. and foreign economies could affect foreign securities values. The U.S. Government has, in the past, discouraged certain foreign investments by U.S. investors through taxation or other restrictions and it is possible that such restrictions could be imposed again.

WARRANTS AND RIGHTS. Warrants are essentially options to purchase equity securities at specific prices and are valid for a specific period of time. Prices of warrants do not necessarily move in concert with the prices of the underlying securities. Rights are similar to warrants but generally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

U.S. GOVERNMENT SECURITIES. The Funds may invest in debt obligations which are issued or guaranteed by the U.S. Government, its agencies and instrumentalities ("U.S. Government Securities") as described herein. U.S. Government Securities include the following securities: (1) U.S. Treasury obligations of various interest rates, maturities and issue dates, such as U.S. Treasury bills (mature in one year or less), U.S. Treasury notes (mature in one to seven years), and U.S. Treasury bonds (mature in more than seven years), the payments of principal and interest of which are all backed by the full faith and credit of the U.S. Government; (2) obligations issued or guaranteed by U.S. Government agencies or instrumentalities, some of which are backed by the full faith and credit of the U.S. Government, e.g., obligations of the Government National Mortgage Association ("GNMA"), the Farmers Home Administration and the Export Import Bank; some of which do not carry the full faith and credit of the U.S. Government but which are supported by the right of the issuer to borrow from the U.S. Government, e.g., obligations of the Tennessee Valley Authority, the U.S. Postal Service, the Federal National Mortgage Association ("FNMA"), and the Federal Home Loan Mortgage Corporation ("FHLMC"); and some of which are backed only by the credit of the issuer itself, e.g., obligations of the Student Loan Marketing Association, the Federal Home Loan Banks and the Federal Farm Credit Bank; and (3) any of the foregoing purchased subject to repurchase agreements as described herein. The guarantee of the U.S. Government does not extend to the yield or value of U.S. Government Securities or of the Fund's shares.

Obligations of GNMA, FNMA and FHLMC may include direct pass-through "Certificates," representing undivided ownership interests in pools of mortgages. Such Certificates are guaranteed as to payment of principal and interest (but not as to price and yield) by the U.S. Government or the issuing agency. Mortgage Certificates are subject to more rapid prepayment than their stated maturity date would indicate; their rate of prepayment tends to accelerate during periods of declining interest rates and, as a result, the proceeds from such prepayments may be reinvested in instruments which have lower yields. To the extent such securities were purchased at a premium, such prepayments could result in capital losses.

REPURCHASE AGREEMENTS. The Funds may acquire U.S. Government Securities subject to repurchase agreements. A repurchase transaction occurs when, at the time a Fund purchases a security (normally a U.S. Treasury obligation), it also resells it to the vendor (normally a member bank of the Federal Reserve System or a registered Government Securities dealer) and must deliver the security (and/or securities substituted for them under the repurchase agreement) to the vendor on an agreed upon date in the future. Such securities, including any securities so substituted, are referred to as the "Repurchase Securities." The repurchase price exceeds the purchase price by an amount which reflects an agreed upon market interest rate effective for the period of time during which the repurchase agreement is in effect.

The majority of these transactions run day to day and the delivery pursuant to the resale typically will occur within one to five days of the purchase. The Funds' risk is limited to the ability of the vendor to pay the agreed upon sum upon the delivery date; in the event of bankruptcy or other default by the vendor, there may be possible delays and expenses in liquidating the instrument purchased, decline in its value and loss of interest. These risks are minimized when the Funds hold a perfected security interest in the Repurchase Securities and can therefore sell the instrument promptly. Under guidelines issued by the Trustees, the Adviser will carefully consider the creditworthiness of a vendor during the term of the repurchase agreement. Repurchase agreements are considered as loans collateralized by the Repurchase Securities, such agreements being defined as "loans" under the Investment Company Act of 1940 (the "1940 Act"). The return on such "collateral" may be more or less than that from the repurchase agreement. The market value of the resold securities will be monitored so that the value of the "collateral" is at all times as least equal to the value of the loan, including the accrued interest earned thereon. All Repurchase Securities will be held by the Funds' custodian either directly or through a securities depository. Each Fund will not enter into a repurchase agreement which will cause more than 10% of its net assets to be invested in repurchase agreements which extend beyond seven days and other illiquid securities.

COLLATERALIZED MORTGAGE OBLIGATIONS AND OTHER MORTGAGE-RELATED SECURITIES. The Balanced Fund may invest in collateralized mortgage obligations ("CMOs") which are generally backed by mortgage pass-through securities or whole mortgage loans. CMOs are usually structured into classes of varying maturities and principal payment priorities. The prepayment sensitivity of each class may or may not resemble that of the CMOs' collateral depending on the maturity and structure of that class. CMOs pay interest and principal (including prepayments) monthly, quarterly or semiannually. Most CMOs are AAA rated, reflecting the credit quality of the underlying collateral; however, some classes carry greater price risk than that of their underlying collateral. The Adviser will invest in CMO classes only if their characteristics and interest rate sensitivity fit the investment objectives and policies of the Fund.

In addition to the mortgage pass-through securities and the CMOs mentioned above, the Balanced Fund may also invest in other mortgage derivative products if the Adviser views them to be consistent with the overall policies and objectives of the Fund. Current offerings include "principal only" (PO) and "interest only" (IO) Stripped Mortgage Backed Securities ("SMBS"). POs and IOs are created when a mortgage pass-through certificate is separated into two securities - one security representing a claim to principal distributions and the other representing a claim to the corresponding interest payments. As prepayments on the underlying mortgage loans rise (typically when interest rates fall), the PO security holders receive their principal sooner than expected, which serves to increase the POs' yield. The IO security holders receive interest payments only on the outstanding principal amount of the underlying mortgage loans. Therefore, if prepayments on the notional principal on the IO rise, the IO's price will fall. As POs generally benefit from declining interest rates and IOs generally benefit from rising interest rates, these securities can provide an effective way to stabilize portfolio value.

SMBS are much more sensitive to prepayment fluctuations than are regular mortgage-backed securities and therefore involve more risk. Due to the deep discounted prices of SMBS, any mismatch in actual versus anticipated prepayments of principal will significantly increase or decrease the yield to maturity. In general, changes in interest rate levels will have the greatest effect on prepayments. Sufficiently high prepayments could result in purchasers of IOs not recovering the full amount of their initial investment.

The Adviser expects that governmental, government related and private entities may create other mortgage-related securities offering mortgage pass-through and mortgage collateralized instruments in addition to those described herein. As new types of mortgage securities are developed and offered to the investment community, the Adviser will, consistent with the Fund's investment objectives, policies and quality standards, consider making investments in such new types of mortgage-related securities.

ASSET-BACKED SECURITIES. Asset-backed securities have been offered to investors backed by loans such as automobile loans, home equity loans, credit card receivables, marine loans, recreational vehicle loans and manufactured housing loans. Typically, asset-backed securities represent undivided fractional interests in a pool whose assets consist of loans and security interests in the collateral securing the loans. Payments of principal and interest on asset-backed securities are passed through monthly to certificate holders. In some cases, asset-backed securities are divided into senior and subordinated classes so as to enhance the quality of the senior class. Underlying loans are subject to prepayment, which may reduce the overall return to certificate holders. If the subordinated classes are exhausted and the full amounts due on underlying loans are not received because of unanticipated costs, depreciation, damage or loss of the collateral securing the contracts, or other factors, certificate holders may experience delays in payment or losses on asset-backed securities. The Balanced Fund may invest in other asset-backed securities that may be developed in the future.

ZERO COUPON AND ORIGINAL ISSUE DISCOUNT ("OID") BONDS. The Balanced Fund may invest in zero coupon and original issue discount bonds, which are typically offered without coupons or with very low coupons. These bonds will typically be more interest rate sensitive than a comparable maturity current coupon bond. The majority of zero coupon bonds have been created when a qualified U.S. Government Security is exchanged for a series of "Strips" through the Federal Reserve Bank. Strips have been created from, among others, U.S. Treasury, Resolution Trust

Corporation and Financing Corporation securities. A number of U.S. Government Securities have also been repackaged by broker-dealers or commercial banks into trusts which issue zero coupon receipts such as U.S. Treasury Receipts ("TRs") or Treasury Investment Growth Receipts ("TIGRs"). Zero coupon and original issue discount bonds generate income under generally accounting principles, but do not generate cash flow, resulting in the possibility that the Fund may be required to sell portfolio securities to make distributions as required under subchapter M of the Internal Revenue Code.

VARIABLE AND FLOATING RATE SECURITIES. The Funds may invest in variable or floating rate securities which adjust the interest rate paid at periodic intervals based on an interest rate index. Typically, floating rate securities use as their benchmark an index such as the 1, 3 or 6 month LIBOR, 3, 6 or 12 month Treasury bills, or the Federal Funds rate. Resets of the rates can occur at predetermined intervals or whenever changes in the benchmark index occur.


SHARES OF OTHER INVESTMENT COMPANIES. Each Fund may invest up to 5% of its total assets in shares of other investment companies which are generally authorized to invest in securities eligible for purchase by such Fund. Such other investment companies include Standard & Poor's Depository Receipts ("SPDRs") and shares of the DIAMONDS Trust ("DIAMONDs"). SPDRs are exchange-traded securities that represent ownership in the SPDR Trust, a long-term unit investment trust which has been established to accumulate and hold a portfolio of common stocks that is intended to track the price performance and dividend yield of the Standard & Poor's Composite Stock Price Index. Holders of SPDRs are entitled to receive proportionate quarterly distributions corresponding to the dividends which accrue on the S&P 500 stocks in the underlying portfolio, less accumulated expenses of the SPDR Trust. DIAMONDs operate similarly to SPDRs, except that the DIAMONDS Trust is intended to track the price performance and dividend yield of the Dow Jones Industrial Average. SPDRs and DIAMONDs are unlike traditional mutual funds in that they are available for purchase or sale during the trading day like a share of stock, rather than at closing net asset value per share. This characteristic of SPDRs and DIAMONDs is a risk separate and distinct from the risk that its net asset value will decrease.


To the extent the Funds purchase shares of other investment companies, Fund shareholders would indirectly pay a portion of the operating costs of such investment companies. These costs include management, brokerage, shareholder servicing and other operational expenses. Indirectly, then, shareholders may pay higher operational costs than if they owned the underlying investment companies directly.

DESCRIPTION OF MONEY MARKET INSTRUMENTS. Money market instruments may include U.S. Government Securities or corporate debt obligations (including those subject to repurchase agreements) as described herein, provided that they mature in thirteen months or less from the date of acquisition and are otherwise eligible for purchase by the Funds. Money market instruments also may include Bankers' Acceptances and Certificates of Deposit of domestic branches of U.S. banks, Commercial Paper and Variable Amount Demand Master Notes ("Master Notes"). BANKERS' ACCEPTANCES are time drafts drawn on and "accepted" by a bank, which are the customary means of effecting payment for merchandise sold in import-export transactions and are a source of financing used extensively in international trade. When a bank "accepts" such a time draft, it assumes liability for its payment. When the Funds acquire a Bankers' Acceptance, the bank which

"accepted" the time draft is liable for payment of interest and principal when due. The Bankers' Acceptance, therefore, carries the full faith and credit of such bank. A CERTIFICATE OF DEPOSIT ("CD") is an unsecured interest- bearing debt obligation of a bank. CDs acquired by the Funds would generally be in amounts of $100,000 or more. COMMERCIAL PAPER is an unsecured, short term debt obligation of a bank, corporation or other borrower. Commercial Paper maturity generally ranges from two to 270 days and is usually sold on a discounted basis rather than as an interest-bearing instrument. The Funds will invest in Commercial Paper only if it is rated in the highest rating category by any nationally recognized statistical rating organization ("NRSRO") or, if not rated, if the issuer has an outstanding unsecured debt issue rated in the three highest categories by any NRSRO or, if not so rated, is of equivalent quality in the Adviser's assessment. Commercial Paper may include Master Notes of the same quality. MASTER NOTES are unsecured obligations which are redeemable upon demand of the holder and which permit the investment of fluctuating amounts at varying rates of interest. Master Notes are acquired by the Funds only through the Master Note program of the Funds' custodian, acting as administrator thereof. The Adviser will monitor, on a continuous basis, the earnings power, cash flow and other liquidity ratios of the issuer of a Master Note held by the Funds.

FORWARD COMMITMENT AND WHEN-ISSUED SECURITIES. The Balanced Fund may purchase securities on a when-issued basis or for settlement at a future date if the Fund holds sufficient assets to meet the purchase price. In such purchase transactions the Fund will not accrue interest on the purchased security until the actual settlement. Similarly, if a security is sold for a forward date, the Fund will accrue the interest until the settlement of the sale. When-issued security purchases and forward commitments have a higher degree of risk of price movement before settlement due to the extended time period between the execution and settlement of the purchase or sale. As a result, the exposure to the counterparty of the purchase or sale is increased. Although the Balanced Fund would generally purchase securities on a forward commitment or when-issued basis with the intention of taking delivery, the Fund may sell such a security prior to the settlement date if the Adviser felt such action was appropriate. In such a case, the Fund could incur a short-term gain or loss.

LOWER RATED FIXED INCOME SECURITIES. The Balanced Fund will invest to a limited extent in fixed income securities which are lower than A by Moody's and S&P. Issues rated lower than A are speculative in certain respects. (See "Description of Bond Ratings.") The Balanced Fund limits its investment in issues rated less than Baa by Moody's or BBB by S&P to 5% of the Fund's net assets and the Fund will not invest in issues rated lower than B by either rating service. The Adviser carefully evaluates such lower rated issues prior to purchase to ascertain that the issuer's financial condition is, in the Adviser's judgement, improving.

BORROWING. Each Fund may borrow, temporarily, up to 5% of its total assets for extraordinary or emergency purposes and may increase the limit to 33.3% of its total assets to meet redemption requests which might otherwise require untimely disposition of portfolio holdings. To the extent the Funds borrow for these purposes, the effects of market price fluctuation on portfolio net asset value will be exaggerated. If, while such borrowing is in effect, the value of a Fund's assets declines, the Fund would be forced to liquidate portfolio securities when it is disadvantageous to do so. The Funds would incur interest and other transaction costs in connection with such borrowing. No Fund will make any additional investments while its outstanding borrowings exceed 5% of the current value of its total assets.

UNSEASONED ISSUERS. Each Fund may invest in the securities of unseasoned issuers, that is, companies having an operating history of less than three years (including predecessors and, in the case of fixed income securities, guarantors). The management of such companies frequently does not have substantial business experience. Furthermore, they may be competing with other companies who are well established, more experienced and better financed. The securities of unseasoned companies may have a limited trading market, which may adversely affect disposition. If other investors attempt to dispose of such holdings when a Fund desires to do so, the Fund could receive lower prices than might otherwise be obtained. Because of these and other risks, investment in unseasoned issuers is limited to no more than 5% of each Fund's total assets.

PORTFOLIO TURNOVER. Portfolio turnover will not be a limiting factor when the Adviser deems changes appropriate. By utilizing the approach to investing described herein, it is expected that annual portfolio turnover will generally not exceed 100% with respect to each Fund. Market conditions may dictate, however, a higher rate of portfolio turnover in a particular year. The degree of portfolio activity affects the brokerage costs of the Funds and may have an impact on the total amount of taxable distributions to shareholders.

                           DESCRIPTION OF BOND RATINGS

The various ratings used by the NRSROs are described below. A rating by an NRSRO represents the organization's opinion as to the credit quality of the security being traded. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Adviser believes that the quality of fixed-income securities in which the Balanced Fund may invest should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell or hold a security because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one NRSRO, each rating is evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the NRSROs from other sources that they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S BOND RATINGS:

      Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

      Aa: Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements that make the long-term risks appear somewhat larger than in Aaa securities.

      A: Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present that suggest a susceptibility to impairment sometime in the future.

      Baa: Bonds rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

      Ba: Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

      B: Bonds rated B generally lack characteristics of desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Moody's applies numerical modifiers (1,2 and 3) with respect to bonds rated Aa, A and Baa. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.

DESCRIPTION OF STANDARD & POOR'S RATINGS GROUP'S BOND RATINGS:

      AAA: Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

      AA: Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

      A: Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

      BBB: Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

      BB, B, CCC, CC: Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures or adverse conditions.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories. Credit quality in the markets for lower rated fixed income securities can change unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks posed by a particular security. The Adviser believes that the yields from the lower rated securities purchased by the Balanced Fund will more than compensate for any additional risk. During periods of deteriorating economic conditions or increased interest rates, trading in the secondary market for lower rated securities may become thin and market liquidity may be significantly reduced. Under such conditions, valuation of the securities at fair value becomes more difficult and judgment plays a greater role. Beside credit and liquidity concerns, prices for lower rated securities may be affected by legislative and regulatory developments.

                             INVESTMENT LIMITATIONS


The Funds have adopted certain fundamental investment limitations designed to reduce the risk of an investment in the Funds. These limitations may not be changed with respect to either Fund without the affirmative vote of a majority of the outstanding voting shares of such Fund. For purposes of the discussion of these fundamental investment limitations, the term "majority" of the outstanding shares of a Fund means the lesser of (i) 67% of a Fund's outstanding shares represented in person or by proxy at a meeting at which more than 50% of its outstanding shares are represented, or (ii) more than 50% of its outstanding shares.


Under these fundamental limitations, each Fund MAY NOT:

(1) Issue senior securities, borrow money or pledge its assets, except that it may borrow from banks as a temporary measure (a) for extraordinary or emergency purposes, in amounts not exceeding 5% of either Fund's total assets, or (b) in order to meet redemption requests which might otherwise require untimely disposition of portfolio securities if, immediately after such borrowing, the value of a Fund's assets, including all borrowings then outstanding, less its liabilities (excluding all borrowings), is equal to at least 300% of the aggregate amount of borrowings then outstanding, and may pledge its assets to secure all such borrowings;

(2) Invest in restricted securities, or invest more than 10% of a Fund's assets in other illiquid securities, including repurchase agreements maturing in over seven days, and other securities for which there is no established market or for which market quotations are not readily available;

(3) Acquire foreign securities, except that the Funds may acquire foreign securities sold as American Depository Receipts without limit;

(4) Write, acquire or sell puts, calls or combinations thereof, or purchase or sell commodities, commodities contracts, futures contracts or related options, except that the Funds may (a) write covered call options provided that the aggregate value of the obligations underlying the call options will not exceed 25% of a Fund's net assets and (b) purchase exchange listed put and call options provided the aggregate premiums paid on all such options which are held at any time do not exceed 20% of a Fund's net assets;

(5) Purchase securities of other investment companies, except through purchases in the open market involving only customary brokerage commissions and as a result of which not more than 5% of a Fund's total assets would be invested in such securities, or except as part of a merger, consolidation or other acquisition;

(6) Invest more than 5% of the value of its total assets in the securities of any one issuer or purchase more than 10% of the outstanding voting securities or of any class of securities of any one issuer;

(7) Invest 25% or more of the value of its total assets in any one industry or group of industries (except that securities of the U.S. Government, its agencies and instrumentalities are not subject to these limitations);

(8) Invest in the securities of any issuer if any of the officers or trustees of the Trust or its Adviser who own beneficially more than 1/2 of 1% of the outstanding securities of such issuer together own more than 5% of the outstanding securities of such issuer;

(9) Invest for the purpose of exercising control or management of another issuer;

(10) Invest in interests in real estate, real estate mortgage loans, oil, gas or other mineral exploration or development programs, except that the Funds may invest in the securities of companies (other than those which are not readily marketable) which own or deal in such things, and the Funds may invest in certain mortgage backed securities as described in the Prospectus;

(11) Underwrite securities issued by others, except to the extent a Fund may be deemed to be an underwriter under the federal securities laws in connection with the disposition of portfolio securities;

(12) Purchase securities on margin (but the Funds may obtain such short-term credits as may be necessary for the clearance of transactions);

(13) Make short sales of securities or maintain a short position, except short sales "against the box" (A short sale is made by selling a security the Fund does not own. A short sale is "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short.);

(14) Participate on a joint or joint and several basis in any trading account in securities;

(15)Make loans of money or securities, except that the Funds may invest in repurchase agreements; or

(16) Invest in securities of issuers which have a record of less than three years' continuous operation (including predecessors and, in the case of bonds, guarantors), if more than 5% of its total assets would be invested in such securities.

Percentage restrictions stated as an investment policy or investment limitation apply at the time of investment; if a later increase or decrease in percentage beyond the specified limits results from a change in securities values or total assets, it will not be considered a violation. However, in the case of the borrowing limitation (limitation number 1, above), each Fund will, to the extent necessary, reduce its existing borrowings to comply with the limitation.

While the Funds have reserved the right to make short sales "against the box" (limitation number 13, above), the Adviser has no present intention of engaging in such transactions at this time or during the coming year.

                              TRUSTEES AND OFFICERS

Overall responsibility for management of the Trust rests with the Board of Trustees. The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations. The following is a list of the Trustees and executive officers of the Trust. Each Trustee who is an "interested person" of the Trust, as defined by the 1940 Act, is indicated by an asterisk.

                                                                                                                        Number of
                                                                                                                       Portfolios
                                                                                                                         in Fund
                                             Length of        Position(s)    Principal Occupation(s) During              Complex
Name, Address and Age                       Time Served        Held with     Past 5 Years and                          Overseen by
                                                                 Trust       Directorships of Public Companies           Trustee
----------------------------------------- ----------------- ---------------- ---------------------------------------- --------------
*Austin Brockenbrough III (age 65)             Since           Trustee;      President  and  Managing   Director  of       10
1802 Bayberry Court, Suite 400             September 1988   Vice President   Lowe,  Brockenbrough  & Company,  Inc.,
Richmond, Virginia 23226                                        of The       Richmond, Virginia;
                                                            Jamestown Funds  Director of Tredegar  Industries,  Inc.
                                                                             (plastics  manufacturer)  and Wilkinson
                                                                             O'Grady  &  Co.  Inc.   (global   asset
                                                                             manager);   Trustee  of  University  of
                                                                             Richmond

*John T. Bruce (age 48)                        Since           Chairman      Principal  of Flippin,  Bruce & Porter,       10
800 Main Street                            September 1988    and Trustee;    Inc, Lynchburg, Virginia
Lynchburg, Virginia 24504                                   Vice President
                                                                of FBP
                                                              Contrarian
                                                              Equity Fund
                                                                and FBP
                                                              Contrarian
                                                             Balanced Fund

*Charles M. Caravati, Jr. (age 65)             Since            Trustee      Retired  physician;  retired  President       10
931 Broad Street Road                        June 1991                       of Dermatology  Associates of Virginia,
Manakin-Sabot, Virginia 23103                                                P.C.

*Richard Mitchell (age 53)                     Since           Trustee;      Principal of T.  Leavell &  Associates,       10
150 Government Street                        June 1991       President of    Inc.,
Mobile, Alabama 36602                                       The Government   Mobile, Alabama
                                                             Street Funds

Independent Trustees:

J. Finley Lee, Jr. (age 62)                    Since            Trustee      Julian   Price   Professor    Emeritus,       10
200 Westminster Drive                      September 1988                    University of North  Carolina;  Trustee
Chapel Hill, North Carolina 27514                                            of    Albemarle     Investment    Trust
                                                                             (registered investment company)

Richard L. Morrill (age 63)                    Since            Trustee      Chancellor      and       Distinguished       10
G19 Boatwright Library                       March 1993                      University   Professor  of  Ethics  and
Richmond, Virginia 23173                                                     Democratic  Values at the University of
                                                                             Richmond;    Director    of    Tredegar
                                                                             Industries,        Inc.       (plastics
                                                                             manufacturer)       and       Albemarle
                                                                             Corporation   (polymers  and  chemicals
                                                                             manufacturer)

Harris V. Morrissette (age 42)                 Since            Trustee      President   of  Marshall   Biscuit  Co.       10
100 Jacintoport Boulevard                    March 1993                      Inc.;   Chairman  of  Azalea  Aviation,
Saraland, Alabama 36571                                                      Inc.  (airplane  fueling);  Director of
                                                                             BancTrust  Financial Group,  Inc. (bank
                                                                             holding company) and EnergySouth, Inc.

Erwin H. Will, Jr. (age 69)                    Since            Trustee      Retired  Managing  Director of Equities       10
47 Willway Avenue                            July 1997                       of Virginia  Retirement  Systems (state
Richmond, Virginia 23226                                                     pension fund)

Samuel B. Witt III (age 66)                    Since            Trustee      Senior  Vice   President   and  General       10
2300 Clarendon Boulevard, Suite 407        November 1988                     Counsel of Stateside  Associates,  Inc.
                                                                             (state government relations);  Director
Arlington, Virginia 22201                                                    of  The  Swiss  Helvetia   Fund,   Inc.
                                                                             (closed-end investment company)



Executive Officers:

John P. Ackerly IV (age 39)               Since        Vice President of        First  Vice  President  of  Davenport & Company,
One James Center, 901 E. Cary Street   November 1997 The Davenport Equity Fund  LLC, Richmond, Virginia
Richmond, Virginia 23219

Joseph L. Antrim III (age 57)             Since            President of         Executive Vice President of Davenport & Company LLC,
One James Center, 901 E. Cary Street   November 1997 The Davenport Equity Fund  Richmond, Virginia
Richmond, Virginia 23219

Charles M. Caravati III (age 36)          Since          President of           Managing Director of Lowe,  Brockenbrough & Company,
1802 Bayberry Court, Suite 400         January 1996  The Jamestown Balanced     Inc., Richmond, Virginia
Richmond, Virginia 23226                              Fund, The Jamestown
                                                       Equity Fund and
                                                        The Jamestown
                                                    International Equity Fund

Robert G. Dorsey (age 45)                 Since        Vice President           Managing Director of Ultimus Fund Solutions, LLC (a
135 Merchant Street, Suite 230         November 2000                            registered   transfer   agent)  and   Ultimus   Fund
Cincinnati, Ohio 45246                                                          Distributors,   LLC  (a  registered  broker-dealer);
                                                                                formerly  President of  Countrywide  Fund  Services,
                                                                                Inc. (a mutual fund services company

John M. Flippin (age 60)                  Since      President of FBP           Principal of Flippin, Bruce & Porter, Inc.,
800 Main Street                       September 1988 Contrarian Equity Fund     Lynchburg, Virginia
Lynchburg, Virginia 24504                            and FBP Contrarian
                                                       Balanced Fund

Beth Ann Gustafson (age 43)               Since         President of            Vice  President  of Lowe,  Brockenbrough  & Company,
1802 Bayberry Court, Suite 400          March 1995   The Jamestown Tax Exempt   Inc., Richmond Virginia
Richmond, Virginia 23226                               Virginia Fund

Timothy S. Healey (age 49)                Since      Vice President of          Principal of T. Leavell & Associates, Inc.,
600 Luckie Drive, Suite 305            January 1995  The Alabama Tax Free       Mobile, Alabama
Birmingham, Alabama 35223                                Bond Fund

J. Lee Keiger III (age 47)                Since        Vice President of        Senior Vice  President of Davenport & Company,  LLC,
One James Center, 901 E. Cary Street  November 1997  The Davenport Equity Fund  Richmond, Virginia
Richmond, Virginia 23219

R. Gregory Porter III (age 61)            Since      Vice President of FBP      Principal of Flippin, Bruce & Porter, Inc.,
800 Main Street                      September 1988  Contrarian Equity Fund     Lynchburg, Virginia
Lynchburg, Virginia 24504                             and FBP Contrarian
                                                        Balanced Fund

Mark J. Seger (age 40)                     Since         Treasurer              Managing  Director of Ultimus  Fund  Solutions, LLC
135 Merchant Street, Suite 230         November 2000                            and Ultimus Fund  Distributors,  LLC; formerly First
Cincinnati, Ohio 45246                                                          Vice President of Countrywide Fund Services, Inc.

John F. Splain  (age 45)                   Since         Secretary              Managing  Director of Ultimus  Fund  Solutions, LLC
135 Merchant Street, Suite 230         November 2000                            and Ultimus Fund  Distributors,  LLC; formerly First
Cincinnati, Ohio 45246                                                          Vice  President  and Secretary of  Countrywide Fund
                                                                                Services, Inc.  and affiliated companies

Connie R. Taylor (age 51)                 Since        Vice President of        Account  Administrator  of  Lowe,   Brockenbrough &
1802 Bayberry Court, Suite 400          March 1993   The Jamestown Balanced     Company, Inc., Richmond, Virginia
Richmond, Virginia 23226                             Fund and The Jamestown
                                                        Equity Fund

Lawrence B. Whitlock, Jr. (age 54)        Since        Vice President of        Managing Director of Lowe,  Brockenbrough & Company,
1802 Bayberry Court, Suite 400         February 2002 The Jamestown Balanced     Inc., Richmond, Virginia
Richmond, Virginia 23226                             Fund and The Jamestown
                                                         Equity Fund

Coleman Wortham III (age 56)              Since        Vice President of        President and Chief  Executive  Officer of Davenport
One James Center, 901 E. Cary Street   November 1997 The Davenport Equity Fund  & Company, LLC, Richmond, Virginia
Richmond, Virginia 23219


* Austin Brockenbrough III, John T. Bruce and Richard Mitchell, as affiliated persons of investment advisers to the Trust, are "interested persons" of the Trust within the meaning of Section 2(a)(19) of the 1940 Act. Charles
     M. Caravati, Jr. is the father of Charles M. Caravati III, and is an affiliated person of the Trust by virtue of such relationship.

BOARD COMMITTEES. The Board of Trustees has established the following standing committees. The members of each Committee are J. Finley Lee, Jr., Richard L. Morrill, Harris V. Morrissette, Erwin H. Will, Jr. and Samuel B. Witt III.

     o Audit Committee, which oversees the Trust's accounting and financial reporting policies and the independent audit of its financial statements. The Audit Committee held three meetings during the fiscal year ended March 31, 2002.

     o Nominating Committee, which is responsible for nominating any future Trustees of the Trust who are not "interested persons" of the trust. The Nominating Committee did not meet during the fiscal year ended March 31, 2002. The Audit Committee does not currently consider for nomination candidates proposed by shareholders for election as Trustees.

TRUSTEES' OWNERSHIP OF FUND SHARES. The following table shows each Trustee's beneficial ownership of shares of the Funds and, on an aggregate basis, of shares of all funds within the complex overseen by the Trustee. Information is provided as December 31, 2001.

                                                                            Aggregate Dollar
                                                                   Range of Shares of All Registered
                                       Dollar Range of              Investment Companies Overseen by
                                  Shares of the Funds Owned             Trustee in Family of Investment
Name of Trustee                         by Trustee                              Companies
-------------------------------------------------------------------------------------------------------

Austin Brockenbrough III                    None                               Over $100,000
John T. Bruce                          Over $100,000                           Over $100,000
Charles M. Caravati, Jr.               Over $100,000                           Over $100,000
Richard Mitchell                           None                                Over $100,000
J. Finley Lee, Jr.                   $10,001--$50,000                          Over $100,000
Richard L. Morrill                   $50,001--$100,000                         Over $100,000
Harris V. Morrissette                      None                                Over $100,000
Erwin H. Will, Jr.                         None                                Over $100,000
Samuel B. Witt III                         None                                $1--$10,000


TRUSTEE COMPENSATION. No director, officer or employee of an investment adviser or principal underwriter of the Trust will receive any compensation from the Trust for serving as an officer or Trustee of the Trust. Each Trustee who is not affiliated with an investment adviser or principal underwriter of the Trust receives from the Trust an annual retainer of $8,000, payable quarterly, plus a fee of $1,500 for attendance at each meeting of the Board of Trustees and $1,000 for attendance at each meeting of any committee thereof, plus reimbursement of travel and other expenses incurred in attending meetings. The following table provides compensation amounts paid during the fiscal year ended March 31, 2002 to Trustees who are not affiliated with an investment adviser or principal underwriter of the Trust:


                                 Aggregate          Pension or       Estimated Annual     Total Compensation
                                Compensation        Retirement         Benefits Upon       From the Fund and
Trustee                        From the Fund     Benefits Accrued       Retirement           Fund Complex
---------------------------------------------------------------------------------------------------------------
Charles M. Caravati, Jr.          $ 2,500              None                None                $ 12,500
J. Finley Lee, Jr.                  3,400              None                None                  17,000
Richard L. Morrill                  3,400              None                None                  17,000
Harris V. Morrissette               3,400              None                None                  17,000
Erwin H. Will, Jr.                  3,400              None                None                  17,000
Samuel B. Witt III                  3,700              None                None                  18,500



                        PRINCIPAL HOLDERS OF FUND SHARES

As of July 1, 2002, the Trustees and officers of the Trust as a group owned beneficially (i.e., had voting and/or investment power) 6.2% of the then-outstanding shares of the Equity Fund and 8.2% of the then-outstanding shares of the Balanced Fund.

As of July 1, 2002, The Trust Company of Knoxville, 620 Market Street, Knoxville, Tennessee 37902, owned of record 20.2% of the then-outstanding shares of the Equity Fund; and the Flippin, Bruce & Porter, Inc. Profit Sharing Plan & Trust, P.O. Box 6138, Lynchburg, Virginia 24505, owned of record 5.9% of the then-outstanding shares of the Balanced Fund.

                               INVESTMENT ADVISER

Flippin, Bruce & Porter, Inc. (the "Adviser") supervises each Fund's investments pursuant to an Investment Advisory Agreement (the "Advisory Agreement") described in the Prospectus. The Advisory Agreement is effective until April 1, 2003 and will be renewed thereafter for one year periods only so long as such renewal and continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Funds' outstanding voting securities, provided the continuance is also approved by a majority of the Trustees who are not "interested persons" of the Trust or the Adviser by vote cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement is terminable without penalty on sixty days notice by the Board of Trustees of the Trust or by the Adviser. The Advisory Agreement provides that it will terminate automatically in the event of its assignment.


Compensation of the Adviser with respect to each Fund, based upon each Fund's average daily net assets, is at the following annual rates: on the first $250 million, 0.70%; on the next $250 million, 0.65%; and on assets over $500 million, 0.50%. For the fiscal years ended March 31, 2002, 2001 and 2000, the Equity Fund paid the Adviser advisory fees of $409,824, $373,048 and $401,831, respectively. For the fiscal years ended March 31, 2002, 2001 and 2000, the Balanced Fund paid the Adviser advisory fees of $361,641, $382,339 and $477,345, respectively.

The Adviser is controlled by its three majority stockholders, John M. Flippin, John T. Bruce and R. Gregory Porter III. In addition to acting as adviser to the Funds, the Adviser also provides investment advice to corporations, trusts, pension and profit sharing plans, other business and institutional accounts, and individuals.

The Adviser provides a continuous investment program for the Funds, including investment research and management with respect to all securities, investments, cash and cash equivalents of the Funds. The Adviser determines what securities and other investments will be purchased, retained or sold by the Funds, and does so in accordance with the investment objectives and principal strategies of the Funds as described herein and in the Prospectus. The Adviser places all securities orders for the Funds, determining with which broker, dealer, or issuer to place the orders. The Adviser must adhere to the brokerage policies of the Funds in placing all orders, the substance of which policies are that the Adviser must seek at all times the most favorable price and execution for all securities brokerage transactions. The Adviser also provides, at its own expense, certain executive officers to the Trust, and pays the entire cost of distributing Fund shares. The Adviser may compensate dealers or others based on sales of shares of the Funds to clients of such dealers or others or based on the average balance of all accounts in the Funds for which such dealers or others are designated as the person responsible for the account.


In approving the most recent annual continuance of the Advisory Agreement, the Trustees considered all information they deemed reasonably necessary to evaluate the terms of the Advisory Agreement. The principal areas of review by the Trustees were the nature and quality of the services provided by the Adviser and the reasonableness of the fees charged for those services. These matters were considered by the Independent Trustees meeting with experienced counsel that is independent of the Adviser.

The Trustees' evaluation of the quality of the Adviser's services took into account their knowledge and experience gained through meetings with and reports of the Adviser's senior management over the course of the preceding year. Both short-term and long-term investment performance of the Funds were considered. The Funds' current and longer-term performance were compared to their performance benchmark and to that of competitive funds and other funds with similar investment objectives. The Trustees also considered the scope and quality of the in-house capabilities of the Adviser and other resources dedicated to performing services for the Funds. The quality of administrative and other services, including the Adviser's role in coordinating the activities of the Funds' other service providers, were considered in light of the Funds' compliance with investment policies and applicable laws and regulations and of related reports by management and the Funds' independent public accountants in periodic meetings with the Trust's Audit Committee. The Trustees also considered the business reputation of the Adviser and its financial resources.

In  reviewing  the fees  payable  under the  Advisory  Agreement,  the  Trustees compared the fees and overall expense levels of the Funds with those of competitive funds and other funds with similar investment objectives. The Trustees considered information provided by the Adviser concerning the Adviser's profitability with respect to each Fund, including the assumptions and methodology used in preparing the profitability information, in light of applicable case law relating to advisory fees. For these purposes, the Trustees took into account not only the fees paid by the Funds, but also so-called "fallout benefits" to the Adviser, such as the benefits of research made available to the Adviser by reason of brokerage commissions generated by the Funds' securities transactions. In evaluating the Funds' advisory fees, the Trustees also took into account the complexity and quality of the investment management of the Funds.

No single factor was considered in isolation or to be determinative to the decision of the Trustees to approve continuance of the Advisory Agreement. Rather the Trustees concluded, in light of a weighing and balancing of all factors considered, that it was in the best interest of each Fund to continue the Advisory Agreement without modification to its terms, including the fees charged for services thereunder.

                                  ADMINISTRATOR

The Trust retains Ultimus Fund Solutions, LLC (the "Administrator"), 135 Merchant Street, Suite 230, Cincinnati, Ohio 45246, to provide the Funds with administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services. The Administrator maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of each Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. The Administrator also provides accounting and pricing services to the Funds and supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services. The Administrator supervises the preparation of tax returns, reports to shareholders of the Funds, reports to and filings with the Securities and Exchange Commission and state securities commissions, and materials for meetings of the Board of Trustees.

For the performance of these services, each of Fund pays the Administrator a fee at the annual rate of 0.15% of the average value of its daily net assets up to $25 million, 0.125% of such assets from $25 million to $50 million and 0.10% of such assets in excess of $50 million. In addition, the Funds pay out-of-pocket expenses, including but not limited to, postage, envelopes, checks, drafts, forms, reports, record storage, communication lines and all costs of external pricing services.

Prior to November 20, 2000, Integrated Fund Services, Inc. ("Integrated") provided the Funds with administrative, accounting and pricing, dividend disbursing, shareholder servicing and transfer agent services. Integrated is a wholly-owned indirect subsidiary of The Western and Southern Life Insurance Company.


For the fiscal years ended March 31, 2002, 2001 and 2000, the Equity Fund paid fees to the Administrator and/or Integrated of $77,320, $82,540 and $99,752, respectively, and the Balanced Fund paid fees to the Administrator and/or Integrated of $70,474, $84,436 and $114,954, respectively.


                                   DISTRIBUTOR

Ultimus Fund Distributors, LLC (the "Distributor"), 135 Merchant Street, Suite 230, Cincinnati, Ohio 45246, serves as principal underwriter for the Funds pursuant to a Distribution Agreement. Shares are sold on a continuous basis by the Distributor. The Distributor has agreed to use its best efforts to solicit orders for the sale of Fund shares, but it is not obliged to sell any particular amount of shares. The Distribution Agreement provides that, unless sooner terminated, it will continue in effect so long as such continuance is approved at least annually (i) by the Board of Trustees or a vote of a majority of the outstanding shares, and (ii) by a majority of the Trustees who are not "interested persons" of the Trust or of the Distributor by vote cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement may be terminated by the Funds at any time, without the payment of any penalty, by vote of a majority of the Board of Trustees of the Trust or by vote of a majority of the outstanding shares of the Funds on sixty days written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on sixty days written notice to the Trust. The Distribution Agreement will automatically terminate in the event of its assignment. The Distributor is an affiliate of the Administrator, and Robert G. Dorsey, Mark J. Seger and John
F. Splain are each Managing Directors of the Distributor and officers of the Trust.

                                 OTHER SERVICES

The firm of Tait, Weller & Baker, Eight Penn Center Plaza, Suite 800, Philadelphia, Pennsylvania 19103, has been retained by the Board of Trustees to perform an independent audit of the books and records of the Trust, to review the Funds' federal and state tax returns and to consult with the Trust as to matters of accounting and federal and state income taxation.


The Custodian of the Funds' assets is U.S. Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202. The Custodian holds all cash and securities of the Funds (either in its possession or in its favor through "book entry systems" authorized by the Trustees in accordance with the 1940 Act), collects all income and effects all securities transactions on behalf of the Funds.


                                    BROKERAGE

It is the Funds' practice to seek the best price and execution for all portfolio securities transactions. The Adviser (subject to the general supervision of the Board of Trustees) directs the execution of the Funds' portfolio transactions.

The Funds' fixed income portfolio transactions will normally be principal transactions executed in over-the-counter markets and will be executed on a "net" basis, which may include a dealer markup. The Funds' common stock portfolio transactions will normally be exchange traded and will be effected through broker-dealers who will charge brokerage commissions. Options would also normally be exchange traded involving the payment of commissions. With respect to securities traded only in the over-the-counter market, orders will be executed on a principal basis with primary market makers in such securities except where better prices or executions may be obtained on an agency basis or by dealing with other than a primary market maker.


For the fiscal years ended March 31, 2002, 2001 and 2000, the total amount of brokerage commissions paid by the Equity Fund was $34,791, $54,309 and $73,194, respectively. For the fiscal years ended March 31, 2002, 2001 and 2000, the total amount of brokerage commissions paid by the Balanced Fund was $23,650, $40,551 and $51,285, respectively.


Subject to the requirements of the 1940 Act and procedures adopted by the Board of Trustees, the Funds may execute portfolio transactions through any broker or dealer and pay brokerage commissions to a broker (i) which is an affiliated person of the Trust, or (ii) which is an affiliated person of such person, or
(iii) an affiliated person of which is an affiliated person of the Trust or the Adviser.

While there is no formula, agreement or undertaking to do so, the Adviser may allocate a portion of the Funds' brokerage commissions to persons or firms providing the Adviser and/or the Funds with research services, which may typically include, but are not limited to, investment recommendations, financial, economic, political, fundamental and technical market and interest rate data, and other statistical or research services. Much of the information so obtained may also be used by the Adviser for the benefit of the other clients it may have. Conversely, the Funds may benefit from such transactions effected for the benefit of other clients. In all cases, the Adviser is obligated to effect transactions for the Funds based upon obtaining the most favorable price and execution. Factors considered by the Adviser in determining whether the Funds will receive the most favorable price and execution include, among other things: the size of the order, the broker's ability to effect and settle the transaction promptly and efficiently and the Adviser's perception of the broker's reliability, integrity and financial condition.


During the fiscal year ended March 31, 2002, the Equity Fund and the Balanced Fund each purchased equity securities issued by the parent company of Wachovia Securities, Inc. (the market value of which was $1,854,000 and $1,038,240, respectively, as of March 31, 2002). Wachovia Securities, Inc. is one of the Trust's "regular broker-dealers" as defined in the 1940 Act.


CODE OF ETHICS. The Trust, the Adviser and the Distributor have adopted Codes of Ethics under Rule 17j-1 of the 1940 Act which permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the Funds. The Codes of Ethics adopted by the Trust, the Adviser and the Distributor are on public file with, and are available from, the SEC.

                          SPECIAL SHAREHOLDER SERVICES

As noted in the Prospectus, the Funds offer the following shareholder services:

REGULAR ACCOUNT. The regular account allows for voluntary investments to be made at any time. Available to individuals, custodians, corporations, trusts, estates, corporate retirement plans and others, investors are free to make additions and withdrawals to or from their account as often as they wish. When an investor makes an initial investment in the Funds, a shareholder account is opened in accordance with the investor's registration instructions. Each time there is a transaction in a shareholder account, such as an additional investment or the reinvestment of a dividend or distribution, the shareholder will receive a statement showing the current transaction and all prior transactions in the shareholder account during the calendar year to date.

AUTOMATIC INVESTMENT PLAN. The automatic investment plan enables shareholders to make regular monthly or quarterly investment in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Administrator will automatically charge the checking account for the amount specified ($100 minimum) which will be automatically invested in shares at the public offering price on or about the last business day of the month or quarter. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Administrator.

SYSTEMATIC WITHDRAWAL PLAN. Shareholders owning shares with a value of $10,000 or more may establish a Systematic Withdrawal Plan. A shareholder may receive monthly or quarterly payments, in amounts of not less than $100 per payment, by authorizing the Funds to redeem the necessary number of shares periodically (each month, or quarterly in the months of March, June, September and December). Checks will be made payable to the designated recipient and mailed within three business days of the valuation date. If the designated recipient is other than the registered shareholder, the signature of each shareholder must be guaranteed on the application (see the Prospectus under the heading "Signature Guarantees"). A corporation (or partnership) must also submit a "Corporate Resolution" (or "Certification of Partnership") indicating the names, titles and required number of signatures authorized to act on its behalf. The application must be signed by a duly authorized officer(s) and the corporate seal affixed.
No redemption fees are charged to shareholders under this plan. Costs in conjunction with the administration of the plan are borne by the Funds. Shareholders should be aware that such systematic withdrawals may deplete or use up entirely their initial investment and may result in realized long-term or short-term capital gains or losses. The Systematic Withdrawal Plan may be terminated at any time by the Funds upon sixty days' written notice or by a shareholder upon written notice to the Funds. Applications and further details may be obtained by calling the Funds at 1-866-738-1127, or by writing to:

                          Flippin, Bruce & Porter Funds
                              Shareholder Services
                                 P.O. Box 46707
                           Cincinnati, Ohio 45246-0707

PURCHASES IN KIND. The Funds may accept securities in lieu of cash in payment for the purchase of shares of the Funds. The acceptance of such securities is at the sole discretion of the Adviser based upon the suitability of the securities accepted for inclusion as a long term investment of the Funds, the marketability of such securities, and other factors which the Adviser may deem appropriate. If accepted, the securities will be valued using the same criteria and methods as described in "How Net Asset Value is Determined" in the Prospectus.

REDEMPTIONS IN KIND. The Funds do not intend, under normal circumstances, to redeem their securities by payment in kind. It is possible, however, that conditions may arise in the future which would, in the opinion of the Trustees, make it undesirable for the Funds to pay for all redemptions in cash. In such case, the Board of Trustees may authorize payment to be made in portfolio securities or other property of the Funds. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the net asset value per share. Shareholders receiving them would incur brokerage costs when these securities are sold. An irrevocable election may be filed under Rule 18f-1 of the 1940 Act, wherein each Fund commits itself to pay redemptions in cash, rather than in kind, to any shareholder of record of the Funds who redeems during any ninety day period, the lesser of (a) $250,000 or (b) one percent (1%) of a Fund's net assets at the beginning of such period.

TRANSFER OF REGISTRATION. To transfer shares to another owner, send a written request to the Funds at the address shown herein. Your request should include the following: (1) the Fund name and existing account registration; (2) signature(s) of the registered owner(s) exactly as the signature(s) appear(s) on the account registration; (3) the new account registration, address, social security or taxpayer identification number and how dividends and capital gains are to be distributed; (4) signature guarantees (see the Prospectus under the heading "Signature Guarantees"); and (5) any additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call or write the Funds.

                               PURCHASE OF SHARES

The purchase price of shares of each Fund is the net asset value next determined after the order is received. An order received prior to the close of the regular session of trading on the New York Stock Exchange (the "Exchange"), generally 4:00 p.m. Eastern time, will be executed at the price computed on the date of receipt; and an order received after that time will be executed at the price computed on the next Business Day. An order to purchase shares is not binding on the Funds until confirmed in writing (or unless other arrangements have been made with the Funds, for example in the case of orders utilizing wire transfer of funds) and payment has been received.

Due to Internal Revenue Service ("IRS") regulations, applications without social security or tax identification numbers will not be accepted. If, however, you have already applied for a social security or tax identification number at the time of completing your account application, the application should so indicate. The Funds are required to, and will, withhold taxes on all distributions and redemption proceeds if the number is not delivered to the Funds within 60 days.

Each Fund reserves the right in its sole discretion (i) to suspend the offering of its shares, (ii) to reject purchase orders when in the judgment of management such rejection is in the best interest of the Fund and its shareholders, and
(iii) to reduce or waive the minimum for initial and subsequent investments under circumstances where certain economies can be achieved in sales of Fund shares.

EMPLOYEES AND AFFILIATES OF THE FUNDS. The Funds have adopted initial investment minimums for the purpose of reducing the cost to the Funds (and consequently to the shareholders) of communicating with and servicing their shareholders. However, a reduced minimum initial investment requirement of $1,000 applies to Trustees, officers and employees of the Funds, the Adviser and certain parties related thereto, including clients of the Adviser or any sponsor, officer, committee member thereof, or the immediate family of any of them. In addition, accounts having the same mailing address may be aggregated for purposes of the minimum investment if they consent in writing to share a single mailing of shareholder reports, proxy statements (but each such shareholder would receive his/her own proxy) and other Fund literature.

                              REDEMPTION OF SHARES

Each Fund may suspend redemption privileges or postpone the date of payment (i) during any period that the Exchange is closed, or trading on the Exchange is restricted as determined by the Securities and Exchange Commission (the "Commission"), (ii) during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or to fairly determine the value of its assets, and (iii) for such other periods as the Commission may permit.

No charge is made by the Funds for redemptions, although the Trustees could impose a redemption charge in the future. Any redemption may be for more or less than the shareholder's cost depending on the market value of securities held by the Funds.

There is currently no charge by the Funds for wire redemptions. However, the Funds reserve the right, upon thirty days' written notice, to make reasonable charges for wire redemptions. All charges will be deducted from your account by redemption of shares in your account. Your bank or brokerage firm may also impose a charge for processing the wire. In the event that wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.
                          NET ASSET VALUE DETERMINATION

Under the 1940 Act, the Trustees are responsible for determining in good faith the fair value of the securities and other assets of the Funds, and they have adopted procedures to do so, as follows. The net asset value of each Fund is determined as of the close of the regular session of trading on the Exchange (currently 4:00 p.m. Eastern time) on each "Business Day." A Business Day means any day, Monday through Friday, except for the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Fourth of July, Labor Day, Thanksgiving Day and Christmas. Net asset value per share is determined by dividing the total value of all Fund securities and other assets, less liabilities, by the total number of shares then outstanding. Net asset value includes interest on fixed income securities, which is accrued daily.

                          ALLOCATION OF TRUST EXPENSES

Each Fund pays all of its own expenses not assumed by the Adviser or the Administrator, including, but not limited to, the following: custodian, shareholder servicing, stock transfer and dividend disbursing expenses; clerical employees and junior level officers of the Trust as and if approved by the Board of Trustees; taxes; expenses of the issuance and redemption of shares (including registration and qualification fees and expenses); costs and expenses of membership and attendance at meetings of certain associations which may be deemed by the Trustees to be of overall benefit to each Fund and its shareholders; legal and auditing expenses; and the cost of stationery and forms prepared exclusively for the Funds. General Trust expenses are allocated among the series, or funds, on a fair and equitable basis by the Board of Trustees, which may be based on relative net assets of each fund (on the date the expense is paid) or the nature of the services performed and the relative applicability to each fund.

                           ADDITIONAL TAX INFORMATION

TAXATION OF THE FUNDS. Each Fund intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Among its requirements to qualify under Subchapter M, each Fund must distribute annually at least 90% of its net investment income. In addition to this distribution requirement, each Fund must (1) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the disposition of stock or securities, and certain other income; and (2) diversify its holdings so that at the end of each quarter of its taxable year the following two conditions are met: (a) at least 50% of the value of the Fund's total assets is represented by cash,

U.S. Government securities, securities of other regulated investment companies and other securities (for this purpose such other securities will qualify only if the Fund's investment is limited in respect to any issuer to an amount not greater than 5% of the Fund's total assets and 10% of the outstanding voting securities of such issuer) and (b) not more than 25% of the value of the Fund's assets is invested in securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies).

While the above requirements are aimed at qualification of the Funds as regulated investment companies under Subchapter M of the Code, the Funds also intend to comply with certain requirements of the Code to avoid liability for federal income and excise tax. If the Funds remain qualified under Subchapter M, they will not be subject to federal income tax to the extent they distribute their taxable net investment income and net realized capital gains. A nondeductible 4% federal excise tax will be imposed on each Fund to the extent it does not distribute at least 98% of its ordinary taxable income for a calendar year, plus 98% of its capital gain net taxable income for the one year period ending each October 31, plus certain undistributed amounts from prior years. While each Fund intends to distribute its taxable income and capital gains in a manner so as to avoid imposition of the federal excise and income taxes, there can be no assurance that the Funds indeed will make sufficient distributions to avoid entirely imposition of federal excise or income taxes.


Each Fund's net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Capital losses may be carried forward to offset any capital gains for eight years, after which any undeducted capital loss remaining is lost as a deduction. As of March 31, 2002, the Equity Fund had capital loss carryforwards for federal income tax purposes of $353,416, which expire March 31, 2010. These capital loss carryforwards may be utilized in future years to offset net realized capital gains prior to distributing such gains to shareholders.


Should additional series, or funds, be created by the Trustees, each fund would be treated as a separate tax entity for federal income tax purposes.

TAX STATUS OF THE FUNDS' DIVIDENDS AND DISTRIBUTIONS. Dividends paid by the Funds derived from net investment income or net short-term capital gains are taxable to shareholders as ordinary income, whether received in cash or reinvested in additional shares. Distributions, if any, of long-term capital gains are taxable to shareholders as long-term capital gains, whether received in cash or reinvested in additional shares, regardless of how long Fund shares have been held. For information on "backup" withholding, see "Purchase of Shares" above.

For corporate shareholders, the dividends received deduction, if applicable, should apply to a portion of the dividends paid by each of the Balanced Fund and the Equity Fund. Each Fund will send shareholders information each year on the tax status of dividends and disbursements. A dividend or capital gains distribution paid shortly after shares have been purchased, although in effect a return of investment, is subject to federal income taxation. Dividends from net investment income, along with capital gains, will be taxable to shareholders, whether received in cash or shares and no matter how long you have held Fund shares, even if they reduce the net asset value of shares below your cost and thus in effect result in a return of a part of your investment.

Profits on closing purchase transactions and premiums on lapsed calls written are considered capital gains for financial reporting purposes and are short-term gains for federal income tax purposes. When short-term gains are distributed to shareholders, they are taxed as ordinary income. If the Funds desire to enter into a closing purchase transaction, but there is no market when they desire to do so, they would have to hold the securities underlying the call until the call lapses or until the call is executed.

                            CAPITAL SHARES AND VOTING

The Funds are no-load, diversified series of the Williamsburg Investment Trust (the "Trust"), an open-end management investment company organized as a Massachusetts business trust in July 1988. The Board of Trustees has overall responsibility for management of the Funds under the laws of Massachusetts governing the responsibilities of trustees of business trusts.

Shares of the Funds, when issued, are fully paid and non-assessable and have no preemptive or conversion rights. Shareholders are entitled to one vote for each full share and a fractional vote for each fractional share held. Shares have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees and, in this event, the holders of the remaining shares voting will not be able to elect any Trustees. The Trustees will hold office indefinitely, except that:
(1) any Trustee may resign or retire and (2) any Trustee may be removed with or without cause at any time (a) by a written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; or (b) by vote of shareholders holding not less than two-thirds of the outstanding shares of the Trust, cast in person or by proxy at a meeting called for that purpose; or (c) by a written declaration signed by shareholders holding not less than two-thirds of the outstanding shares of the Trust and filed with the Trust's custodian. Shareholders have certain rights, as set forth in the Declaration of Trust, including the right to call a meeting of the shareholders for the purpose of voting on the removal of one or more Trustees. Shareholders holding not less than ten percent (10%) of the shares then outstanding may require the Trustees to call such a meeting and the Trustees are obligated to provide certain assistance to shareholders desiring to communicate with other shareholders in such regard (e.g., providing access to shareholder lists, etc.). In case a vacancy or an anticipated vacancy shall for any reason exist, the vacancy shall be filled by the affirmative vote of a majority of the remaining Trustees, subject to the provisions of Section 16(a) of the 1940 Act. The Trust does not expect to have an annual meeting of shareholders.


The Declaration of Trust of the Trust currently provides for the shares of ten funds, or series, to be issued. Shares of all ten series have currently been issued, in addition to the Funds: shares of The Jamestown Balanced Fund, The Jamestown Equity Fund, The Jamestown International Equity Fund and The Jamestown Tax Exempt Virginia Fund, which are managed by Lowe, Brockenbrough & Company, Inc. of Richmond, Virginia; shares of The Government Street Equity Fund, The Government Street Bond Fund and The Alabama Tax Free Bond Fund, which are managed by T. Leavell & Associates, Inc. of Mobile, Alabama; and shares of The Davenport Equity Fund, which is managed by Davenport & Company LLC of Richmond, Virginia. The Trustees are permitted to create additional series, or funds, at any time.

Upon liquidation of the Trust or a particular Fund of the Trust, holders of the outstanding shares of the Fund being liquidated shall be entitled to receive, in proportion to the number of shares of the Fund held by them, the excess of that Fund's assets over its liabilities. Each outstanding share is entitled to one vote for each full share and a fractional vote for each fractional share, on all matters which concern the Trust as a whole. On any matter submitted to a vote of shareholders, all shares of the Trust then issued and outstanding and entitled to vote, irrespective of the Fund, shall be voted in the aggregate and not by Fund, except (i) when required by the 1940 Act, shares shall be voted by individual Fund; and (ii) when the matter does not affect any interest of a particular Fund, then only shareholders of the affected Fund or Funds shall be entitled to vote thereon. Examples of matters which affect only a particular Fund could be a proposed change in the fundamental investment objectives or policies of that Fund or a proposed change in the investment advisory agreement for a particular Fund. The shares of the Fund will have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect all of the Trustees if they so choose.

Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the Trust. The Declaration of Trust, therefore, contains provisions which are intended to mitigate such liability.

Stock certificates will not be issued for your shares. Evidence of ownership will be given by issuance of periodic account statements which will show the number of shares owned.

Prior to January 24, 1994, the Trust was called The Nottingham Investment Trust.

                         CALCULATION OF PERFORMANCE DATA

Each Fund may, from time to time, advertise certain total return information. The average annual total return of the Funds for a period is computed by finding the average compounded rates of return over the 1-, 5-, and 10-year periods (or the periods of a Fund's operations) that would equate the initial amount invested to the ending redeemable value (after adjusting for the reinvestment of any income dividends and capital gain distributions). In particular, the average annual total return of a Fund ("T") is computed by using the redeemable value at the end of a specified period of time ("ERV") of a hypothetical initial investment of $1,000 ("P") over a period of time ("n") according to the formula P (l+T)n = ERV.

Average annual total returns may also be calculated (i) after taxes on distributions and (ii) after taxes on distributions and sale of Fund shares. Average annual total return (after taxes on distributions) is computed by finding the average annual compounded rates of return over the 1-, 5-, and 10-year periods (or for the periods of a Fund's operations) that would equate the initial amount invested to the ending value, according to the following formula: P (1+T)n = ATV, where P = a hypothetical initial payment of $1,000, T = average annual total return (after taxes on distributions), n = number of years, and ATV = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods (or fractional portion) after taxes on Fund distributions but not after taxes on redemption. Average annual total return (after taxes on distributions and sale of Fund shares) is calculated in the same manner except that the ending value of the hypothetical $1,000 payment includes the deduction of capital gains taxes resulting from the redemption or, if appropriate, an adjustment to take into account the tax benefit from any capital losses that may have resulted from the redemption. After-tax returns are calculated using the highest applicable individual federal marginal tax rate in effect on the reinvestment date of a distribution. The tax rates used correspond to the tax character of each component of the distributions (that is, the ordinary income tax rate for ordinary income distributions and the long-term capital gains rate for capital gains distributions). The tax rates may vary over the course of the measurement period. State and local tax liabilities are disregarded, as are the effect of phaseouts of certain exemptions, deductions and credits at various income levels and the impact of the federal alternative minimum income tax. Actual after-tax returns will depend on an investor's tax situation and may differ from those shown. The after-tax returns are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. The Funds' past performance, before and after taxes, is not necessarily an indication of how the Funds will perform in the future.

The table below shows each Fund's average annual total returns for periods ended March 31, 2002:

                           FBP CONTRARIAN EQUITY FUND

                                                                Since Inception
                                        One Year    Five Years  (July 30, 1993)
                                        --------    ----------  ---------------
Return Before Taxes                       9.19%       10.62%         13.31%
Return After Taxes on Distributions       8.85%        9.85%         12.34%
Return After Taxes on Distributions
 and Sale of Fund Shares                  5.63%        8.49%         10.89%

                          FBP CONTRARIAN BALANCED FUND

                                        One Year    Five Years     Ten Years
                                        --------    ----------     ---------
Return Before Taxes                       7.73%        9.95%         11.20%
Return After Taxes on Distributions       6.21%        7.87%          9.27%
Return After Taxes on Distributions
and Sale of Fund Shares                   5.25%        7.55%          8.67%


In addition, each Fund may advertise other total return performance data ("Nonstandardized Return"). Nonstandardized Return shows as a percentage rate of return encompassing all elements of return (i.e., income and capital appreciation or depreciation); it assumes reinvestment of all dividends and capital gain distributions. Nonstandardized Return may consist of a cumulative percentage of return, actual year-by-year rates or any combination thereof.

From time to time, each Fund may advertise its yield. A yield quotation is based on a 30-day (or one month) period and is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                          Yield = 2[(a-b/cd + 1)6 - 1]
Where:

a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends
d = the maximum offering price per share on the last day of the period


Solely for the purpose of computing yield, dividend income is recognized by accruing 1/360 of the stated dividend rate of the security each day that a Fund owns the security. Generally, interest earned (for the purpose of "a" above) on debt obligations is computed by reference to the yield to maturity of each obligation held based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day prior to the start of the 30-day (or one month) period for which yield is being calculated, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest). The yields of the Balanced Fund and the Equity Fund for the 30 days ended March 31, 2002 were 1.82% and 0.70%, respectively.


The Funds' performance may be compared in advertisements, sales literature and other communications to the performance of other mutual funds having similar objectives or to standardized indices or other measures of investment performance. In particular, each Fund may compare its performance to the S&P 500 Index, which is generally considered to be representative of the performance of unmanaged common stocks that are publicly traded in the United States securities markets. Comparative performance may also be expressed by reference to a ranking prepared by a mutual fund monitoring service, such as Lipper, Inc. or Morningstar, Inc., or by one or more newspapers, newsletters or financial periodicals. Performance comparisons may be useful to investors who wish to compare the Funds' past performance to that of other mutual funds and investment products. Of course, past performance is not a guarantee of future results.


o LIPPER, INC. ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in net asset value over a specific period of time.


o MORNINGSTAR, INC., an independent rating service, is the publisher of the bi-weekly Mutual Fund Values. Mutual Fund Values rates more than 1,000 NASDAQ-listed mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for two weeks.

Investors may use such indices in addition to the Funds' Prospectus to obtain a more complete view of the Funds' performance before investing. Of course, when comparing the Funds' performance to any index, factors such as composition of the index and prevailing market conditions should be considered in assessing the significance of such comparisons. When comparing funds using reporting services, or total return, investors should take into consideration any relevant differences in funds such as permitted portfolio compositions and methods used to value portfolio securities and compute offering price. Advertisements and other sales literature for the Funds may quote total returns that are calculated on non-standardized base periods. The total returns represent the historic change in the value of an investment in the Funds based on monthly reinvestment of dividends over a specified period of time.

From time to time the Funds may include in advertisements and other communications information, charts, and illustrations relating to inflation and the effects of inflation on the dollar, including the purchasing power of the dollar at various rates of inflation. The Funds may also disclose from time to time information about their portfolio allocation and holdings at a particular date (including ratings of securities assigned by independent rating services such as S&P and Moody's). The Funds may also depict the historical performance of the securities in which the Funds may invest over periods reflecting a variety of market or economic conditions either alone or in comparison with alternative investments, performance indices of those investments, or economic indicators. The Funds may also include in advertisements and in materials furnished to present and prospective shareholders statements or illustrations relating to the appropriateness of types of securities and/or mutual funds that may be employed to meet specific financial goals, such as saving for retirement, children's education, or other future needs.

                        FINANCIAL STATEMENTS AND REPORTS

The books of the Funds will be audited at least once each year by independent public accountants. Shareholders will receive annual audited and semiannual (unaudited) reports when published, and will receive written confirmation of all confirmable transactions in their account. A copy of the Annual Report will accompany the Statement of Additional Information ("SAI") whenever the SAI is requested by a shareholder or prospective investor. The financial statements of the Flippin, Bruce & Porter Funds as of March 31, 2002, together with the report of the independent accountants thereon, are incorporated herein by reference to the Annual Report of the Funds.

================================================================================

                               [GRAPHIC OMITTED]


                                      THE

                            FLIPPIN, BRUCE & PORTER

                                     FUNDS

                         ------------------------------
                           FBP CONTRARIAN EQUITY FUND
                          FBP CONTRARIAN BALANCED FUND



                                  ANNUAL REPORT
                                 MARCH 31, 2002



                                 NO-LOAD FUNDS


================================================================================

LETTER TO SHAREHOLDERS                                              May 23, 2002
================================================================================
We are pleased to report on the progress of your Fund and its investments for the fiscal year ending March 31, 2002. The following table displays the annualized total return (capital change plus income) of the Funds for the most recent year and longer time periods.


                                      1 Year          5 Year         10 Year
                                      ------          ------         -------
   FBP Contrarian Equity Fund          9.19%          10.62%          13.31%*
   FBP Contrarian Balanced Fund        7.73%           9.95%          11.20%

* Represents the period from the initial public offering of shares (July 30, 1993) to March 31, 2002.

REVIEW  AND  OUTLOOK

The past year has been most difficult for us all. Not only has the economy struggled to recover from a recession, but also we have had to deal with the tragic events of September 11 and the resulting war on terrorism. The Enron/Arthur Andersen accounting scandal and its fallout have brought a new level of worry to the market. Additionally, the escalation of conflict in the Middle East has added additional risk to the marketplace. However, the broad market has absorbed these events and actually done quite well. Excluding such sectors as technology and telecommunication, stocks in general have moved higher over the past year as the market is reflecting a belief that the economy is recovering and that corporate profits will be moving higher as we enter the second half of 2002 and look into next year.

The positive returns produced by the Flippin, Bruce and Porter Funds over the past year compare favorably with the S&P 500's return of .24%. As we expected a year ago, stocks of companies whose earnings were cyclically exposed to the economy did well. Your Funds were helped in particular by investments in the Consumer Discretionary, Industrial and Financial sectors. Consumer Staples also aided performance, primarily due to SUPERVALU, Inc., a food distributor and retailer whose stock was our strongest performer last year. Telecommunications was our worst performing sector just as it was for the S&P 500.

We continue to believe that the equity market will trade at higher levels as the year progresses, albeit with continued volatility. The efforts by corporations to reduce costs should leverage earning potential as the economy recovers. Accounting concerns should subside as management and boards of directors respond to SEC and investor complaints by improving disclosure as well as conflict of interest policies. Low interest rates continue to be a positive for the economy. Rates may begin to rise later this year, but we believe this change will be viewed as an appropriate response to a healthier economy rather than the desire of the Federal Reserve to slow the economy. As economic improvement becomes more visible and some of today's concerns fade, we anticipate improved investor expectations. This combined with ample cash reserves on the sidelines will work to improve the financial markets. Further escalation of the conflict in the Middle East and the continued war on terrorism are risks to the outlook, but we believe that it is imprudent to alter long-term investment strategies based on such unpredictable situations.

As we look forward over the next several years, we believe that equity returns will not match those of the past ten to fifteen years. With the current level of interest rates and stock market valuation, future appreciation potential for stocks should be more modest, but will still be attractive compared to returns on cash and bonds. We believe diversification, combined with good security selection will be required to be successful in the future. Our value/contrarian approach that focuses on researching and investing in companies that are out of favor, has served us well historically and we believe will continue to do so as we move forward.

COMPARATIVE CHARTS
Performance for each Fund is compared on the next page to the most appropriate broad-based index, the S&P 500, an unmanaged index of 500 large common stocks. Over time, this index has outpaced the FBP Contrarian Balanced Fund which maintains at least 25% in bonds. Balanced funds have the growth potential to outpace inflation, but they will typically lag a 100% stock index over the long term because of the bond portion of their portfolios. However, the advantage of the bond portion is that it can make the return and principal of a balanced fund more stable than a portfolio completely invested in stocks. Results are also compared to the Consumer Price Index, a measure of inflation.

As always, we thank you for your continued confidence and investment in The Flippin, Bruce & Porter Funds.

/s/ John T. Bruce

John T. Bruce, CFA
Vice President-Portfolio Manager

                               [GRAPHIC OMITTED]

                           FBP CONTRARIAN EQUITY FUND

COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE FBP CONTRARIAN
  EQUITY FUND, THE STANDARD & POOR'S 500 INDEX AND THE CONSUMER PRICE INDEX


    STANDARD & POOR'S 500 INDEX:                FBP CONTRARIAN EQUITY FUND:
    ----------------------------                ---------------------------

              QTRLY                                       QTRLY
 DATE         RETURN      BALANCE             DATE        RETURN      BALANCE
 ----         ------      -------             ----        ------      -------
07/31/93                   10,000           07/31/93                   10,000
09/30/93       2.99%       10,299           09/30/93       3.05%       10,305
12/31/93       2.32%       10,538           12/31/93       1.99%       10,510
03/31/94      -3.79%       10,139           03/31/94      -1.92%       10,308
06/30/94       0.42%       10,181           06/30/94       0.69%       10,379
09/30/94       4.88%       10,678           09/30/94       7.34%       11,141
12/31/94      -0.02%       10,676           12/31/94      -1.30%       10,996
03/31/95       9.74%       11,716           03/31/95       6.42%       11,702
06/30/95       9.55%       12,834           06/30/95       9.37%       12,798
09/30/95       7.95%       13,854           09/30/95       8.53%       13,890
12/31/95       6.02%       14,688           12/31/95       3.24%       14,340
03/31/96       5.37%       15,477           03/31/96       5.71%       15,158
06/30/96       4.49%       16,171           06/30/96       4.54%       15,846
09/30/96       3.09%       16,671           09/30/96       2.42%       16,229
12/31/96       8.34%       18,061           12/31/96       8.47%       17,604
03/31/97       2.68%       18,545           03/31/97       1.30%       17,833
06/30/97      17.46%       21,783           06/30/97      13.93%       20,318
09/30/97       7.49%       23,414           09/30/97       9.47%       22,241
12/31/97       2.87%       24,086           12/31/97      -0.73%       22,079
03/31/98      13.95%       27,446           03/31/98      12.19%       24,770
06/30/98       3.30%       28,353           06/30/98      -0.35%       24,684
09/30/98      -9.95%       25,532           09/30/98     -15.36%       20,893
12/31/98      21.30%       30,970           12/31/98      24.61%       26,035
03/31/99       4.98%       32,513           03/31/99       2.51%       26,688
06/30/99       7.05%       34,805           06/30/99      13.47%       30,283
09/30/99      -6.24%       32,631           09/30/99     -13.16%       26,296
12/31/99      14.88%       37,487           12/31/99       2.69%       27,005
03/31/00       2.29%       38,346           03/31/00      -6.51%       25,246
06/30/00      -2.66%       37,328           06/30/00      -3.59%       24,339
09/30/00      -0.97%       36,966           09/30/00       4.01%       25,313
12/31/00      -7.81%       34,079           12/31/00       4.64%       26,487
03/31/01     -11.86%       30,037           03/31/01       2.15%       27,057
06/30/01       5.85%       31,795           06/30/01       7.42%       29,064
09/30/01     -14.68%       27,128           09/30/01     -12.12%       25,541
12/31/01      10.69%       30,026           12/31/01      15.51%       29,502
03/31/02       0.27%       30,109           03/31/02       0.14%       29,543

     CONSUMER PRICE INDEX:
     ---------------------

              QTRLY
 DATE         RETURN       BALANCE
 ----         ------       -------
07/31/93                   10,000
09/30/93       0.40%       10,040
12/31/93       0.70%       10,110
03/31/94       0.50%       10,161
06/30/94       0.60%       10,222
09/30/94       0.90%       10,314
12/31/94       0.60%       10,376
03/31/95       0.80%       10,460
06/30/95       0.90%       10,554
09/30/95       0.40%       10,596
12/31/95       0.50%       10,649   ----------------------------------------
03/31/96       0.80%       10,735   |      FBP CONTRARIAN EQUITY FUND      |
06/30/96       1.10%       10,853   |   AVERAGE ANNUAL TOTAL RETURNS (a)   |
09/30/96       0.44%       10,901   |  (FOR PERIODS ENDED MARCH 31, 2002)  |
12/31/96       0.82%       10,991   |  1 YEAR   5 YEARS  SINCE INCEPTION*  |
03/31/97       0.70%       11,068   |   9.19%    10.62%      13.31%        |
06/30/97       0.19%       11,088   ----------------------------------------
09/30/97       0.44%       11,137   Past performance is not predictive of future
12/31/97       0.62%       11,206   performance.
03/31/98       0.12%       11,220
06/30/98       0.56%       11,282
09/30/98       0.42%       11,330
12/31/98       0.42%       11,378
03/31/99       0.24%       11,405
06/30/99       0.91%       11,509
09/30/99       0.54%       11,571
12/31/99       0.78%       11,662
03/31/00       0.95%       11,772
06/30/00       1.00%       11,890
09/30/00       0.76%       11,980
12/31/00       0.75%       12,070
03/31/01       0.98%       12,189
06/30/01       1.08%       12,320
09/30/01      -0.11%       12,307
12/31/01      -0.06%       12,299
03/31/02       0.23%       12,328


             *Initial public offering of shares was July 30, 1993.


                          FBP CONTRARIAN BALANCED FUND

COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE FBP CONTRARIAN
 BALANCED FUND, THE STANDARD & POOR'S 500 INDEX AND THE CONSUMER PRICE INDEX


     STANDARD & POOR'S 500 INDEX:              FBP CONTRARIAN BALANCED FUND:
     ----------------------------              -----------------------------

               QTRLY                                                   QTRLY
  DATE        RETURN      BALANCE             DATE        RETURN      BALANCE
  ----        ------      -------             ----        ------      -------
03/31/92                   10,000           03/31/92                   10,000
06/30/92       1.90%       10,190           06/30/92       1.80%       10,180
09/30/92       3.15%       10,511           09/30/92       0.89%       10,271
12/31/92       5.03%       11,040           12/31/92       5.82%       10,869
03/31/93       4.36%       11,521           03/31/93       3.75%       11,276
06/30/93       0.48%       11,576           06/30/93       0.74%       11,360
09/30/93       2.58%       11,875           09/30/93       4.13%       11,829
12/31/93       2.32%       12,150           12/31/93       1.04%       11,952
03/31/94      -3.79%       11,690           03/31/94      -2.00%       11,713
06/30/94       0.42%       11,739           06/30/94       0.12%       11,728
09/30/94       4.88%       12,312           09/30/94       4.83%       12,294
12/31/94      -0.02%       12,309           12/31/94      -0.97%       12,175
03/31/95       9.74%       13,508           03/31/95       6.35%       12,948
06/30/95       9.55%       14,798           06/30/95       7.70%       13,944
09/30/95       7.95%       15,974           09/30/95       6.43%       14,841
12/31/95       6.02%       16,936           12/31/95       3.10%       15,301
03/31/96       5.37%       17,845           03/31/96       3.96%       15,908
06/30/96       4.49%       18,646           06/30/96       3.40%       16,448
09/30/96       3.09%       19,222           09/30/96       1.70%       16,728
12/31/96       8.34%       20,824           12/31/96       6.62%       17,835
03/31/97       2.68%       21,383           03/31/97       0.92%       17,999
06/30/97      17.46%       25,116           06/30/97      11.41%       20,052
09/30/97       7.49%       26,997           09/30/97       7.62%       21,580
12/31/97       2.87%       27,772           12/31/97      -0.30%       21,515
03/31/98      13.95%       31,646           03/31/98       8.94%       23,438
06/30/98       3.30%       32,691           06/30/98       0.90%       23,650
09/30/98      -9.95%       29,439           09/30/98     -10.04%       21,276
12/31/98      21.30%       35,709           12/31/98      16.44%       24,772
03/31/99       4.98%       37,488           03/31/99       2.88%       25,486
06/30/99       7.05%       40,131           06/30/99       8.78%       27,723
09/30/99      -6.24%       37,625           09/30/99      -9.14%       25,191
12/31/99      14.88%       43,223           12/31/99       3.57%       26,089
03/31/00       2.29%       44,214           03/31/00      -4.14%       25,009
06/30/00      -2.66%       43,040           06/30/00      -3.07%       24,242
09/30/00      -0.97%       42,623           09/30/00       4.03%       25,219
12/31/00      -7.81%       39,294           12/31/00       4.54%       26,364
03/31/01     -11.86%       34,633           03/31/01       1.82%       26,844
06/30/01       5.85%       36,660           06/30/01       5.04%       28,197
09/30/01     -14.68%       31,279           09/30/01      -6.91%       26,250
12/31/01      10.69%       34,621           12/31/01      10.40%       28,980
03/31/02       0.27%       34,716           03/31/02      -0.21%       28,919


     CONSUMER PRICE INDEX:
     ---------------------

               QTRLY
 DATE          RETURN      BALANCE
 ----          ------      -------
03/31/92                   10,000
06/30/92       0.80%       10,080
09/30/92       0.70%       10,151
12/31/92       0.80%       10,232
03/31/93       0.90%       10,325
06/30/93       0.60%       10,387
09/30/93       0.40%       10,428
12/31/93       0.70%       10,501
03/31/94       0.50%       10,554
06/30/94       0.60%       10,617   ----------------------------------------
09/30/94       0.90%       10,713   |     FBP CONTRARIAN BALANCED FUND     |
12/31/94       0.60%       10,777   |   AVERAGE ANNUAL TOTAL RETURNS (a)   |
03/31/95       0.80%       10,864   |  (FOR PERIODS ENDED MARCH 31, 2002)  |
06/30/95       0.90%       10,962   |    1 YEAR    5 YEARS    10 YEARS     |
09/30/95       0.40%       11,006   |     7.73%      9.95%     11.20%      |
12/31/95       0.50%       11,061   ----------------------------------------
03/31/96       0.80%       11,150   Past performance is not predictive of future
06/30/96       1.10%       11,273   performance.
09/30/96       0.44%       11,322
12/31/96       0.82%       11,415
03/31/97       0.70%       11,495
06/30/97       0.19%       11,517
09/30/97       0.44%       11,567
12/31/97       0.62%       11,639
03/31/98       0.12%       11,653
06/30/98       0.56%       11,718
09/30/98       0.42%       11,768
12/31/98       0.42%       11,817
03/31/99       0.24%       11,845
06/30/99       0.91%       11,953
09/30/99       0.54%       12,018
12/31/99       0.78%       12,112
03/31/00       0.95%       12,227
06/30/00       1.00%       12,349
09/30/00       0.76%       12,443
12/31/00       0.75%       12,536
03/31/01       0.98%       12,659
06/30/01       1.08%       12,796
09/30/01      -0.11%       12,782
12/31/01      -0.06%       12,774
03/31/02       0.23%       12,803


(a) The total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

FBP CONTRARIAN EQUITY FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 2002
================================================================================
    SHARES       COMMON STOCKS -- 95.8%                                  VALUE
--------------------------------------------------------------------------------
                 CONSUMER DISCRETIONARY -- 14.8%
    15,000       Applebee's International, Inc. ................      $  544,500
     4,000       CBRL Group, Inc. ..............................         113,880
    60,000       Circuit City Stores - Circuit City Group(b) ...       1,082,400
    13,000       Dana Corporation ..............................         279,110
    92,000       Dillard's, Inc. ...............................       2,195,120
    20,000       Eastman Kodak Company .........................         623,400
    44,000       May Department Stores Company .................       1,533,400
    25,400       Wal-Mart Stores, Inc. .........................       1,556,766
    18,000       Whirlpool Corporation(b) ......................       1,359,900
                                                                     -----------
                                                                       9,288,476
                                                                     -----------
                 CONSUMER STAPLES-- 6.4%
    59,850       Archer-Daniels-Midland Company ................         833,711
    33,000       Philip Morris Companies .......................       1,738,110
    55,000       SuperValu, Inc. ...............................       1,419,000
                                                                     -----------
                                                                       3,990,821
                                                                     -----------
                 ENERGY-- 5.4%
    19,000       Kerr-McGee Corporation ........................       1,194,150
    58,000       Marathon Oil Corporation ......................       1,670,400
     9,000       Schlumberger Limited ..........................         529,380
                                                                     -----------
                                                                       3,393,930
                                                                     -----------

                 FINANCIALS-- 22.8%
    21,000       American Express Company ......................         860,160
    30,000       Bank of America Corporation ...................       2,040,600
    32,000       Bank One Corporation ..........................       1,336,960
    30,000       Citigroup, Inc. ...............................       1,485,600
    14,000       Freddie Mac ...................................         887,180
    40,000       J.P. Morgan Chase & Company ...................       1,426,000
    37,000       Saint Paul Companies, Inc. ....................       1,696,450
    60,000       Unumprovident Corporation .....................       1,675,800
    11,000       USA Education, Inc.(b) ........................       1,075,800
    50,000       Wachovia Corporation ..........................       1,854,000
                                                                     -----------
                                                                      14,338,550
                                                                     -----------
                 HEALTH CARE-- 6.2%
    31,000       Bristol-Myers Squibb Company ..................       1,255,190
    28,000       Johnson & Johnson(b) ..........................       1,818,600
    14,500       Merck & Company, Inc. .........................         834,910
                                                                     -----------
                                                                       3,908,700
                                                                     -----------
                 INDUSTRIALS-- 14.8%
   110,000       Cendant Corporation(a) ........................       2,112,000
    23,000       FedEx Corporation(a) ..........................       1,336,300
    24,900       General Electric Company ......................         932,505
    40,000       Trinity Industries, Inc. ......................         972,400
    49,000       Tyco International, Limited ...................       1,583,680
    22,000       Union Pacific Corporation .....................       1,367,080
    35,000       Waste Management, Inc. ........................         953,750
                                                                     -----------
                                                                       9,257,715
                                                                     -----------

FBP CONTRARIAN EQUITY FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
    SHARES       COMMON STOCKS -- 95.8% (Continued)                      VALUE
--------------------------------------------------------------------------------
                 INFORMATION TECHNOLOGY-- 15.3%
    31,000       Agilent Technologies, Inc.(a) .................      $1,083,760
    60,000       Compaq Computer Corporation ...................         627,000
    58,000       Corning, Inc.(a) ..............................         441,960
    25,000       Electronic Data Systems Corporation ...........       1,449,750
    30,000       Harris Corporation ............................       1,077,300
    35,000       Hewlett-Packard Company .......................         627,900
    23,000       International Business Machines
                 Corporation ...................................       2,392,000
    25,000       Microsoft Corporation(a) ......................       1,507,750
    90,000       Novell, Inc.(a) ...............................         350,100
                                                                     -----------
                                                                       9,557,520
                                                                     -----------

                 MATERIALS-- 5.7%
    32,000       Dow Chemical Company ..........................       1,047,040
    50,000       Engelhard Company .............................       1,551,500
    35,000       Great Lakes Chemical Corporation ..............         985,950
                                                                     -----------
                                                                       3,584,490
                                                                     -----------
                 TELECOMMUNICATION SERVICES-- 4.4%
    41,000       Verizon Communications ........................       1,871,650
   127,000       WorldCom, Inc.(a) .............................         855,980
                                                                     -----------
                                                                       2,727,630
                                                                     -----------

                 TOTAL COMMON STOCKS (Cost $45,215,852) ........     $60,047,832
                                                                     -----------
================================================================================
   SHARES        SHORT-TERM CORPORATE NOTES-- 5.1%                       VALUE
--------------------------------------------------------------------------------
 1,341,020       American Family Financial Services
                  Demand Note...................................  $    1,341,020
   315,640       Firstar Bank Demand Note.......................         315,640
 1,391,093       Wisconsin Corporate Central Credit
                  Union Variable Demand Note....................       1,391,093
   150,000       Wisconsin Electric Power Company
                  Demand Note...................................         150,000
                                                                     -----------
                 TOTAL SHORT-TERM CORPORATE NOTES
                  (Cost $3,197,753).............................  $    3,197,753
                                                                     -----------

                 TOTAL INVESTMENTS AT VALUE-- 100.9%
                  (Cost $48,413,605)............................  $   63,245,585
                                                                     -----------
                 LIABILITIES IN EXCESS OF OTHER
                  ASSETS--(0.9)%                                       (588,988)
                                                                     -----------

                 NET ASSETS-- 100.0%                              $   62,656,597
                                                                     ===========


(a)  Non-income producing security.

(b)  Security covers a call option.

See accompanying notes to financial statements.

FBP CONTRARIAN EQUITY FUND
SCHEDULE OF OPEN OPTION CONTRACTS
MARCH 31, 2002
================================================================================
                                                          MARKET
 OPTION                                                  VALUE OF      PREMIUMS
CONTRACTS    COVERED CALL OPTIONS                        OPTIONS       RECEIVED
================================================================================
   200       Circuit City Stores - Circuit City Group,
               04/20/2002 at $25........................ $    --      $   56,057
    50       Johnson & Johnson,
               07/20/2002 at $65........................   14,000         10,800
    40       USA Education, Inc.,
               07/20/2002 at $95........................   28,400         24,839
    20       Whirlpool Corporation,
               09/21/2002 at $85........................    5,600          9,247
                                                         --------       --------
                                                         $ 48,000     $  100,943
                                                         ========     ==========


See accompanying notes to financial statements.

FBP CONTRARIAN BALANCED FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 2002
================================================================================
    SHARES       COMMON STOCKS -- 67.9%                                  VALUE
--------------------------------------------------------------------------------
                 CONSUMER DISCRETIONARY-- 10.1%
     9,000       Applebee's International, Inc. ................      $  326,700
     3,000       CBRL Group, Inc. ..............................          85,410
    35,000       Circuit City Stores -
                 Circuit City Group(b) .........................         631,400
     7,000       Dana Corporation ..............................         150,290
    53,000       Dillard's, Inc. ...............................       1,264,580
    11,000       Eastman Kodak Company .........................         342,870
    25,000       May Department Stores Company .................         871,250
    16,000       Wal-Mart Stores, Inc. .........................         980,640
     9,000       Whirlpool Corporation .........................         679,950
                                                                     -----------
                                                                       5,333,090
                                                                     -----------
                 CONSUMER STAPLES-- 4.4%
     40,000      Archer-Daniels-Midland Company.................         557,200
     18,000      Philip Morris Companies........................         948,060
     31,200      SuperValu, Inc.................................         804,960
                                                                     -----------
                                                                       2,310,220
                                                                     -----------
                 ENERGY-- 3.6%
    10,000       Kerr-McGee Corporation ........................         628,500
    33,000       Marathon Oil Corporation ......................         950,400
     5,500       Schlumberger Limited ..........................         323,510
                                                                     -----------
                                                                       1,902,410
                                                                     -----------
                 FINANCIALS-- 16.1%
    13,000       American Express Company ......................         532,480
    20,000       Bank of America Corporation ...................       1,360,400
    18,000       Bank One Corporation ..........................         752,040
    22,666       Citigroup, Inc. ...............................       1,122,420
     8,000       Freddie Mac ...................................         506,960
    23,025       J.P. Morgan Chase & Company ...................         820,841
    20,500       Saint Paul Companies, Inc. ....................         939,925
    30,000       Unumprovident Corporation .....................         837,900
     6,000       USA Education, Inc.(b) ........................         586,800
    28,000       Wachovia Corporation ..........................       1,038,240
                                                                     -----------
                                                                       8,498,006
                                                                     -----------
                 HEALTHCARE-- 4.5%
    17,000       Bristol-Myers Squibb Company ..................         688,330
    18,000       Johnson & Johnson(b) ..........................       1,169,100
     8,800       Merck & Company, Inc. .........................         506,704
                                                                     -----------
                                                                       2,364,134
                                                                     -----------
                 INDUSTRIALS-- 10.9%
    70,000       Cendant Corporation(a) ........................       1,344,000
    15,000       FedEx Corporation(a) ..........................         871,500
    14,000       General Electric Company ......................         524,300
    20,000       Trinity Industries, Inc. ......................         486,200
    28,000       Tyco International, Limited ...................         904,960
    15,000       Union Pacific Corporation .....................         932,100
    25,000       Waste Management, Inc. ........................         681,250
                                                                     -----------
                                                                       5,744,310
                                                                     -----------

FBP CONTRARIAN BALANCED FUND
PORTFOLIO OF INVESTMENTS  (CONTINUED)
================================================================================
    SHARES       COMMON STOCKS -- 67.9% (Continued)                      VALUE
--------------------------------------------------------------------------------

                 INFORMATION TECHNOLOGY - 11.5%
    23,000       Agilent Technologies, Inc.(a) .................      $  804,080
    35,000       Compaq Computer Corporation ...................         365,750
    33,000       Corning, Inc.(a) ..............................         251,460
    20,000       Electronic Data Systems Corporation ...........       1,159,800
    16,000       Harris Corporation ............................         574,560
    21,000       Hewlett-Packard Company .......................         376,740
    14,000       International Business Machines Corporation ...       1,456,000
    15,000       Microsoft Corporation(a) ......................         904,650
    50,000       Novell, Inc.(a) ...............................         194,500
                                                                     -----------
                                                                       6,087,540
                                                                     -----------

                 MATERIALS-- 3.9%
    18,000       Dow Chemical Company ..........................         588,960
    30,500       Englehard Company .............................         946,415
    19,900       Great Lakes Chemical Corporation ..............         560,583
                                                                     -----------
                                                                       2,095,958
                                                                     -----------

                 TELECOMMUNICATION SERVICES-- 2.9%
    22,700       Verizon Communications ........................       1,036,255
    73,000       WorldCom, Inc.(a) .............................         492,020
                                                                     -----------
                                                                       1,528,275
                                                                     -----------

                 TOTAL COMMON STOCKS (Cost $21,878,662)              $35,863,943
                                                                     -----------


================================================================================
  PAR VALUE      U.S. GOVERNMENT AND AGENCY OBLIGATIONS-- 7.7%          VALUE
--------------------------------------------------------------------------------
                 U.S. TREASURY NOTES-- 2.9%
$  500,000       6.625%, due 04/30/2002 ........................      $  501,953
   500,000       6.375%, due 08/15/2002 ........................         508,164
   500,000       6.25%, due 02/15/2003 .........................         515,489
                                                                      ----------
                                                                       1,525,606
                                                                      ----------

                 FEDERAL HOME LOAN BANK BONDS-- 2.9%
   500,000       5.40%, due 07/05/2005 .........................         503,715
 1,000,000       7.00%, due 07/02/2009 .........................       1,034,470
                                                                     -----------
                                                                       1,538,185
                                                                     -----------

                 FEDERAL HOME LOAN MORTGAGE CORPORATION-- 1.0%
   500,000       5.45%, due 05/15/2006 .........................         502,675
                                                                     -----------

                 FEDERAL NATIONAL MORTGAGE ASSOCIATION-- 0.9%
   500,000       3.875%, due 11/15/2004 ........................         494,167
                                                                     -----------

                 TOTAL U.S. GOVERNMENT AND AGENCY
                 OBLIGATIONS (Cost $3,998,461)..................      $4,060,633
                                                                     -----------

FBP CONTRARIAN BALANCED FUND
PORTFOLIO OF INVESTMENTS  (CONTINUED)
================================================================================
                 CORPORATE BONDS -- 18.9%                               VALUE
--------------------------------------------------------------------------------
                 FINANCE-- 5.4%
$  500,000       AT&T Corporation,
                   8.625%, due 12/01/2031.......................     $   496,840
   500,000       Allstate Corporation,
                   7.875%, due 05/01/2005.......................         537,131
   750,000       Bankers Trust New York Corporation,
                   7.375%, due 05/01/2008.......................         790,271
 1,000,000       Northern Trust Company,
                   7.10%, due 08/01/2009........................       1,045,161
                                                                     -----------
                                                                       2,869,403
                                                                     -----------
                 INDUSTRIAL-- 9.1%
   500,000       Gap, Inc.,
                   5.625%, due 05/01/2003.......................         498,502
   500,000       Georgia Pacific Corporation,
                   9.875%, due 11/01/2021.......................         471,223
 1,000,000       Hertz Corporation,
                   6.00%, due 01/15/2003........................         998,164
   330,000       Hilton Hotels Corporation,
                   7.70%, due 07/15/2002........................         332,072
 1,000,000       Kroger Company (The),
                   7.65%, due 04/15/2007........................       1,066,068
 1,000,000       Raychem Corporation,
                   7.20%, due 10/15/2008........................         896,187
   560,000       Ryder System, Inc.,
                   6.60%, due 11/15/2005........................         548,859
                                                                     -----------
                                                                       4,811,075
                                                                     -----------
                 UTILITIES-- 4.4%
   750,000       Central Power & Light Company,
                   7.50%, due 12/01/2002........................         770,160
   500,000       El Paso Natural Gas Company,
                   6.75%, due 11/15/2003........................         506,480
 1,000,000       Ohio Power Company,
                   6.75%, due 07/01/2004........................       1,034,493
                                                                     -----------
                                                                       2,311,133
                                                                     -----------

                 TOTAL CORPORATE BONDS (Cost $9,872,913)             $ 9,991,611
                                                                     -----------

FBP CONTRARIAN BALANCED FUND
PORTFOLIO OF INVESTMENTS  (CONTINUED)
================================================================================
  SHARES         SHORT-TERM CORPORATE NOTES-- 6.1%                      VALUE
--------------------------------------------------------------------------------
 1,708,505       American Family Financial Services
                 Demand Note ...................................     $ 1,708,505
     7,160       Firstar Bank Demand Note ......................           7,160
 1,371,301       Wisconsin Corporate Central Credit
                 Union Variable Demand Note ....................       1,371,301
   133,961       Wisconsin Electric Power Company
                 Demand Note ...................................         133,961
                                                                     -----------

                 TOTAL SHORT-TERM CORPORATE NOTES
                   (Cost $3,220,927)............................     $ 3,220,927
                                                                     -----------

                 TOTAL INVESTMENTS AT VALUE-- 100.6%
                   (Cost $38,970,963)...........................     $53,137,114

                 LIABILITIES IN EXCESS OF OTHER
                    ASSETS-- (0.6)%.............................      ( 328,201)
                                                                     -----------

                 NET ASSETS-- 100.0%............................     $52,808,913
                                                                     ===========


(a) Non-income producing security.
(b) Security covers a call option.
See accompanying notes to financial statements.



FBP CONTRARIAN BALANCED FUND
SCHEDULE OF OPEN OPTION CONTRACTS
MARCH 31, 2002
===============================================================================================
 OPTION                                                              VALUE OF      PREMIUMS
CONTRACTS        COVERED CALL OPTIONS                                OPTIONS       RECEIVED
-----------------------------------------------------------------------------------------------

   150           Circuit City Stores - Circuit City Group,
                   04/20/2002 at $25............................     $    --       $ 42,043
    50           Johnson & Johnson,
                   07/20/2002 at $65............................       14,000        10,800
    20           USA Education, Inc.,
                   07/20/2002 at $95............................       14,200        12,586
    10           Whirlpool Corporation,
                   09/21/2002 at $85............................        2,800         4,623
                                                                     --------      --------
                                                                     $ 31,000      $ 70,052
                                                                     ========      ========


See accompanying notes to financial statements.

THE FLIPPIN, BRUCE & PORTER FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
MARCH 31, 2002
================================================================================
                                                        FBP              FBP
                                                    CONTRARIAN       CONTRARIAN
                                                       EQUITY          BALANCED
                                                        FUND            FUND
--------------------------------------------------------------------------------
ASSETS
 Investments in securities:
  At acquisition cost ............................  $48,413,605      $38,970,963
                                                    ===========      ===========

  At value (Note 1) ..............................  $63,245,585      $53,137,114
 Cash ............................................        8,080             --
 Dividends and interest receivable ...............       88,297          362,109
 Receivable for investment securities sold .......        6,460           17,260
 Receivable for capital shares sold ..............      144,925              814
 Other assets ....................................        4,969            4,601
                                                    -----------      -----------
TOTAL ASSETS .....................................   63,498,316       53,521,898
                                                    -----------      -----------

LIABILITIES
 Bank overdraft ..................................         --              5,990
 Dividends payable ...............................        25,708          16,113
 Distributions payable ...........................         --             22,425
 Payable for investment securities purchased .....       595,524         198,508
 Payable for capital shares redeemed .............       124,293         398,022
 Accrued investment advisory fees (Note 3) .......        37,286          31,727
 Accrued administration fees (Note 3) ............         6,900           6,100
 Other accrued expenses ..........................         4,008           3,100
 Covered call options, at value (Notes 1 and 4)
  (premiums received $100,943 and $70,052,
   respectively) .................................        48,000          31,000
                                                    ------------     -----------
  TOTAL LIABILITIES ..............................       841,719         712,985
                                                    -----------      -----------
NET ASSETS                                          $ 62,656,597     $52,808,913
                                                    ============     ===========
Net assets consist of:
 Paid-in capital .................................  $ 48,119,597     $38,546,648
 Undistributed net investment income .............         5,493          59,087
 Accumulated net realized losses from
  security transactions ..........................     (353,416)         (2,025)
Net unrealized appreciation on investments .......    14,884,923      14,205,203
                                                    -----------      -----------
Net Assets .......................................  $ 62,656,597     $52,808,913
                                                    ============     ===========

Shares of beneficial interest outstanding
 (unlimited number of shares
   authorized, no par value) .....................     2,655,623       2,986,378
                                                    ============     ===========


Net asset value, offering price and redemption
         price per share (Note 1)                   $      23.59     $     17.68
                                                    ============     ===========


See accompanying notes to financial statements.

THE FLIPPIN, BRUCE & PORTER FUNDS
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED MARCH 31, 2002
================================================================================
                                                        FBP             FBP
                                                     CONTRARIAN      CONTRARIAN
                                                       EQUITY          BALANCED
                                                        FUND            FUND
--------------------------------------------------------------------------------
INVESTMENT INCOME
 Interest .......................................  $    39,389      $ 1,026,369
 Dividends ......................................      998,434          614,456
                                                   -----------      -----------
TOTAL INVESTMENT INCOME .........................    1,037,823        1,640,825
                                                   -----------      -----------

EXPENSES
 Investment advisory fees (Note 3) ..............      409,824          361,641
 Administration fees (Note 3) ...................       77,320           70,474
 Printing of shareholder reports ................       19,064           13,805
 Professional fees ..............................       15,523           13,523
  Trustees' fees and expenses ...................       12,296           12,296
 Postage and supplies ...........................       11,532           10,531
 Registration fees ..............................       10,263            9,120
 Custodian fees .................................        8,430            7,892
 Insurance expense ..............................        3,491            3,275
 Other expenses .................................          156            1,957
                                                   -----------      -----------
  TOTAL EXPENSES ................................      567,899          504,514
                                                   -----------      -----------

NET INVESTMENT INCOME ...........................      469,924        1,136,311
                                                   -----------      -----------

REALIZED AND UNREALIZED GAINS
ON INVESTMENTS
 Net realized gains on security transactions ....      973,649        1,446,524
 Net realized gains on option contracts written .        9,240           13,860
 Net change in unrealized appreciation/
  depreciation on investments ...................    3,844,999        1,200,706
                                                   -----------      -----------

NET REALIZED AND UNREALIZED GAINS
 ON INVESTMENTS .................................    4,827,888        2,661,090
                                                   -----------      -----------

NET INCREASE IN NET ASSETS
 FROM OPERATIONS ................................  $ 5,297,812      $ 3,797,401
                                                   ===========      ===========


See accompanying notes to financial statements.


THE FLIPPIN, BRUCE & PORTER FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
============================================================================================================
                                                        FBP CONTRARIAN                FBP CONTRARIAN
                                                          EQUITY FUND                  BALANCED FUND
------------------------------------------------------------------------------------------------------------
                                                      YEAR           YEAR            YEAR           YEAR
                                                      ENDED          ENDED           ENDED          ENDED
                                                    MARCH 31,       MARCH 31,      MARCH 31,       MARCH 31,
                                                      2002            2001            2002           2001
------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
 Net investment income ......................   $    469,924    $    627,771    $  1,136,311    $  1,330,536
 Net realized gains (losses) on:
  Security transactions .....................        973,649         (97,434)      1,446,524       3,321,100
  Option contracts written ..................          9,240         137,285          13,860          87,724
Net change in unrealized appreciation/
depreciation on investments .................      3,844,999       3,016,760       1,200,706        (949,773)
                                                 -----------     -----------     -----------      -----------
Net increase in net assets
 from operations ............................      5,297,812       3,684,382       3,797,401       3,789,587
                                                 -----------     -----------     -----------      -----------

DISTRIBUTIONS TO
SHAREHOLDERS
 From net investment income .................       (472,216)       (619,986)     (1,123,595)     (1,325,181)
 From net realized gains ....................           --          (617,397)     (1,462,422)     (3,768,464)
                                                 -----------     -----------     -----------      -----------
Decrease in net assets from
 distributions to shareholders ..............       (472,216)     (1,237,383)     (2,586,017)     (5,093,645)
                                                 -----------     -----------     -----------      -----------

FROM CAPITAL
SHARE TRANSACTIONS
 Proceeds from shares sold ..................     10,592,130      18,040,660       2,295,326       3,807,657
 Net asset value of shares issued
  in reinvestment of distributions
  to shareholders ...........................        364,221         985,432       2,488,605       4,956,199
 Payments for shares redeemed ...............     (8,075,278)    (22,313,826)     (3,282,393)    (17,036,351)
                                                 -----------     -----------     -----------      -----------
Net increase (decrease) in net assets from
 capital share transactions .................      2,881,073      (3,287,734)      1,501,538      (8,272,495)
                                                 -----------     -----------     -----------      -----------

TOTAL INCREASE (DECREASE)
 IN NET ASSETS ..............................      7,706,669        (840,735)      2,712,922      (9,576,553)

NET ASSETS
 Beginning of year ..........................     54,949,928      55,790,663      50,095,991      59,672,544
                                                 -----------     -----------     -----------      -----------
 End of year ................................   $ 62,656,597    $ 54,949,928    $ 52,808,913    $ 50,095,991
                                                 ===========     ===========     ===========     ============

UNDISTRIBUTED NET
 INVESTMENT INCOME ..........................   $      5,493    $      7,785    $     59,087    $      5,355
                                                 ===========     ===========     ===========     ============

CAPITAL SHARE ACTIVITY
 Sold .......................................        470,709         847,388         128,926         216,853
 Reinvested .................................         16,117          46,862         142,272         285,693
 Redeemed ...................................       (353,689)     (1,051,313)       (187,328)       (971,330)
                                                 -----------     -----------     -----------      -----------
 Net increase (decrease) in
  shares outstanding ........................        133,137        (157,063)         83,870        (468,784)
 Shares outstanding at beginning of year ....      2,522,486       2,679,549       2,902,508       3,371,292
                                                 -----------     -----------     -----------      -----------
 Shares outstanding at end of year ..........      2,655,623       2,522,486       2,986,378       2,902,508
                                                 ===========     ===========     ===========     ============

See accompanying notes to financial statements.


FBP CONTRARIAN EQUITY FUND
FINANCIAL HIGHLIGHTS
=======================================================================================================================
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
-----------------------------------------------------------------------------------------------------------------------
                                                                           YEARS ENDED MARCH 31,
                                                 ----------------------------------------------------------------------
                                                     2002          2001           2000           1999           1998
-----------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year .......     $  21.78       $   20.82      $   22.57       $  21.45       $  16.08
                                                 ---------      --------       ---------       --------       --------

Income (loss) from investment operations:
 Net investment income .....................         0.18           0.25            0.18           0.13           0.19
 Net realized and unrealized
  gains (losses) on investments ............         1.81           1.22          (1.38)           1.50           5.98
                                                 ---------      --------       ---------       --------       --------
Total from investment operations ...........         1.99           1.47          (1.20)           1.63           6.17
                                                 ---------      --------       ---------       --------       --------

Less distributions:
 Dividends from net investment income ......       (0.18)          (0.25)         (0.18)         (0.13)         (0.19)
 Distributions from net realized gains .....          --           (0.26)         (0.37)         (0.38)         (0.61)
                                                 ---------      --------       ---------       --------       --------
Total distributions ........................       (0.18)          (0.51)         (0.55)         (0.51)         (0.80)
                                                 ---------      --------       ---------       --------       --------

Net asset value at end of year .............     $  23.59       $   21.78      $   20.82       $  22.57       $  21.45
                                                 =========     =========       =========       ========      =========

Total return ...............................        9.19%           7.17%        (5.40%)         7.74%          38.90%
                                                 =========     =========       =========       ========      =========


Net assets at end of year (000's) ..........     $ 62,657       $  54,950      $  55,791       $ 44,978       $ 35,322
                                                 =========     =========       =========       ========      =========

Ratio of expenses to average
net assets .................................        0.97%           0.98%          1.04%          1.08%          1.12%

Ratio of net investment income to
average net assets .........................        0.80%           1.18%          0.83%          0.63%          1.04%

Portfolio turnover rate ....................          15%             26%            20%            18%            10%


See accompanying notes to financial statements.



FBP CONTRARIAN BALANCED FUND
FINANCIAL HIGHLIGHTS
=======================================================================================================================
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
-----------------------------------------------------------------------------------------------------------------------
                                                                          YEARS ENDED MARCH 31,

                                                    2002(a)        2001             2000          1999           1998
-----------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year .......     $   17.26      $  17.70       $   19.36       $  19.08       $  15.87
                                                 ---------      --------       ---------       --------       --------

Income (loss) from investment operations:
Net investment income ......................          0.39          0.44            0.40           0.39           0.41
Net realized and unrealized gains
(losses) on investments ....................          0.92          0.81          (0.74)           1.21           4.26
                                                 ---------      --------       ---------       --------       --------
Total from investment operations ...........          1.31          1.25          (0.34)           1.60           4.67
                                                 ---------      --------       ---------       --------       --------

Less distributions:
Dividends from net investment income .......        (0.39)        (0.44)          (0.40)         (0.39)         (0.41)
Distributions from net realized gains ......        (0.50)        (1.25)          (0.92)         (0.93)         (1.05)
                                                 ---------      --------       ---------       --------       --------
Total distributions ........................        (0.89)        (1.69)          (1.32)         (1.32)         (1.46)
                                                 ---------      --------       ---------       --------       --------

Net asset value at end of year .............     $   17.68     $   17.26       $   17.70       $  19.36      $  19.08
                                                 =========     =========       =========       ========      =========

Total return ...............................         7.73%         7.34%         (1.87%)          8.74%         30.22%
                                                 =========     =========       =========       ========      =========

Net assets at end of year (000's) ..........     $  52,809     $  50,096       $  59,673       $ 64,963       $ 55,940
                                                 =========     =========       =========       ========      =========


Ratio of expenses to average net assets ....         0.98%         0.99%           1.02%          1.04%          1.04%

Ratio of net investment income to
average net assets .........................         2.20%         2.43%           2.11%          2.05%          2.33%

Portfolio turnover rate ....................           20%           13%             31%            25%            21%


(a)  As required,  effective  April 1, 2001, the Fund has adopted new provisions of the AICPA Audit and Accounting Guide for Investment  Companies and began amortizing  premiums  on  debt securities as  adjustments to  interest  income.
     Had the Fund not adopted these new provisions,  the ratio of net investment  income  to  average  net assets  would have been  2.17%.  Per share data and ratios for periods prior to April 1, 2001  have  not been restated to reflect this change in presentation.


See accompanying notes to financial statements.

THE FLIPPIN, BRUCE & PORTER FUNDS
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2002
================================================================================

1.   SIGNIFICANT ACCOUNTING POLICIES

The FBP Contrarian Equity Fund and the FBP Contrarian Balanced Fund (the Funds) are no-load, diversified series of the Williamsburg Investment Trust (the Trust), an open-end management investment company registered under the Investment Company Act of 1940. The Trust was organized as a Massachusetts business trust on July 18, 1988.

The FBP Contrarian Equity Fund seeks long term growth of capital through investment in a diversified portfolio comprised primarily of equity securities, with current income as a secondary objective.

The FBP Contrarian Balanced Fund seeks long term capital appreciation and current income through investment in a balanced portfolio of equity and fixed income securities assuming a moderate level of investment risk.

The following is a summary of the Funds' significant accounting policies:

Securities valuation -- The Funds' portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange (normally 4:00 p.m., Eastern time). Securities which are traded over-the-counter are valued at the last sales price, if available, otherwise, at the last quoted bid price. Securities traded on a national stock exchange are valued based upon the closing price on the principal exchange where the security is traded. It is expected that fixed income securities will ordinarily be traded in the over-the-counter market, and common stocks will ordinarily be traded on a national securities exchange, but may also be traded in the over-the-counter market. When market quotations are not readily available, fixed income securities may be valued on the basis of prices provided by an independent pricing service.

Repurchase agreements -- The Funds may enter into joint repurchase agreements with other funds within the Trust. The joint repurchase agreement, which is collateralized by U.S. Government obligations, is valued at cost which, together with accrued interest, approximates market value. At the time the Funds enter into the joint repurchase agreement, the Funds take possession of the underlying securities and the seller agrees that the value of the underlying securities, including accrued interest, will at all times be equal to or exceed the face amount of the repurchase agreement. In addition, each Fund actively monitors and seeks additional collateral, as needed.

Share valuation -- The net asset value per share of each Fund is calculated daily by dividing the total value of each Fund's assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of each Fund is equal to the net asset value per share.

Investment income -- Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Discounts and premiums on fixed income securities purchased are amortized using the interest method.

Distributions to shareholders -- Dividends arising from net investment income are declared and paid quarterly to shareholders of each Fund. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These "book/tax" differences are either temporary or permanent in nature.

THE FLIPPIN, BRUCE & PORTER FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================
The tax character of distributions paid during the years ended March 31, 2002 and 2001 was as follows:

--------------------------------------------------------------------------------
                             Year
                             Ended      Ordinary     Long-Term         Total
                            March 31,    Income     Capital Gains  Distributions
--------------------------------------------------------------------------------
FBP Contrarian Equity Fund    2002    $   472,216     $    --        $   472,216
                              2001    $   619,986     $   617,397    $ 1,237,383
--------------------------------------------------------------------------------
FBP Contrarian Balanced Fund  2002    $ 1,123,595     $ 1,462,422    $ 2,586,017
                              2001    $ 1,325,181     $ 3,768,464    $ 5,093,645
--------------------------------------------------------------------------------

The tax character of distributable earnings at March 31, 2002 were as follows:
----------------------------------------------------------------------------------------------------

                Undistributed     Capital       Undistributed       Unrealized           Total
                  Ordinary         Loss           Long-Term        Appreciation       Distributable
                   Income      Carryforwards     Capital Gains    (Depreciation)        Earnings
----------------------------------------------------------------------------------------------------
FBP Contrarian
Equity Fund      $  5,493       $ ( 353,416)       $   --         $  14,884,923       $  14,537,000
----------------------------------------------------------------------------------------------------
FBP Contrarian
Balanced Fund    $  1,817       $   --             $   103        $  14,260,345       $  14,262,265
----------------------------------------------------------------------------------------------------

Security transactions -- Security transactions are accounted for on trade date. Cost of securities sold is determined on a specific identification basis.

Options transactions -- The Funds may write covered call options for which premiums are received and are recorded as liabilities, and are subsequently valued daily at the closing prices on their primary exchanges. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised increase the proceeds used to calculate the realized gain or loss on the sale of the security. If a closing purchase transaction is used to terminate the Funds' obligation on a call, a gain or loss will be realized, depending upon whether the price of the closing purchase transaction is more or less than the premium previously received on the call written.

Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Change in accounting principle - As required, effective April 1, 2001, the FBP Contrarian Balanced Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies (the Guide) and began amortizing premium on debt securities. Prior to April 1, 2001, the Fund did not amortize premiums on debt securities. The cumulative effect of this accounting change had no impact on total net assets of the Fund, but resulted in a $41,016 increase in the cost of securities and a corresponding $41,016 decrease in net unrealized gains and losses, based on securities held by the Fund on April 1, 2001.

The effect of this change during the year ended March 31, 2002 was to increase net investment income by $16,254, decrease net realized gains and losses by $2,128 and decrease net unrealized gains and losses by $14,126. As a result, the ratio of net investment income to average net assets increased by 0.03%, the net investment income per share increased by less than $0.01 and the net realized and unrealized gains and losses per share decreased by less than $0.01.

THE FLIPPIN, BRUCE & PORTER FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================
Federal income tax -- It is each Fund's policy to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is based upon the federal income tax cost of investment securities as of March 31, 2002:

--------------------------------------------------------------------------------
                                            FBP CONTRARIAN     FBP CONTRARIAN
                                             EQUITY FUND        BALANCED FUND
--------------------------------------------------------------------------------
Gross unrealized appreciation ...........   $ 18,844,794        $ 16,147,240
Gross unrealized depreciation ...........     (3,959,871)         (1,886,895)
                                            ------------        ------------
Net unrealized appreciation .............   $ 14,884,923        $ 14,260,345
                                            ============        ============
Federal income tax cost .................   $ 48,312,662        $ 38,845,769
                                            ============        ============
--------------------------------------------------------------------------------

As of March 31, 2002, the FBP Contrarian Equity Fund had capital loss carryforwards for federal income tax purposes of $353,416 which expire March 31, 2010. These capital loss carryforwards may be utilized in future years to offset net realized capital gains prior to distributing such gains to shareholders.

2. INVESTMENT TRANSACTIONS

During the year ended March 31, 2002, cost of purchases and proceeds from sales and maturities of investment securities, other than short-term investments, amounted to $10,905,804 and $8,556,171, respectively, for the FBP Contrarian Equity Fund and $9,612,599 and $9,596,119, respectively, for the FBP Contrarian Balanced Fund.

3. TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY AGREEMENT
The Funds' investments are managed by Flippin, Bruce & Porter, Inc. (the Advisor) under the terms of an Investment Advisory Agreement. Under the Investment Advisory Agreement, each Fund pays the Advisor a fee, which is computed and accrued daily and paid monthly, at an annual rate of .70% on its average daily net assets up to $250 million; .65% on the next $250 million of such net assets; and .50% on such net assets in excess of $500 million. Certain Trustees and officers of the Trust are also officers of the Advisor.

ADMINISTRATIVE SERVICES AGREEMENT
Under the terms of an Administrative Services Agreement between the Trust and Ultimus Fund Solutions, LLC (Ultimus), Ultimus provides administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services for the Funds. For these services, Ultimus receives a monthly fee from each Fund at an annual rate of .15% on its average daily net assets up to $25 million; .125% on the next $25 million of such net assets; and .10% on such net assets in excess of $50 million. In addition, each Fund pays out-of-pocket expenses including, but not limited to, postage, supplies and costs of pricing the Funds' portfolio securities. Certain officers of the Trust are also officers of Ultimus, or of Ultimus Fund Distributors, LLC, the principal underwriter of each Funds' shares.

THE  FLIPPIN,  BRUCE & PORTER FUNDS
NOTES TO  FINANCIAL  STATEMENTS  (CONTINUED)
================================================================================

4. COVERED CALL OPTIONS

A summary of covered call option contracts during the year ended March 31, 2002 is as follows:
--------------------------------------------------------------------------------
                                    FBP CONTRARIAN          FBP CONTRARIAN
                                      EQUITY FUND            BALANCED FUND
--------------------------------------------------------------------------------
                                  OPTION      OPTION      OPTION       OPTION
                                CONTRACTS    PREMIUMS   CONTRACTS     PREMIUMS
--------------------------------------------------------------------------------
Options outstanding at
  beginning of year                 --      $     --         --      $     --
Options written .............      400        141,332       320        102,591
Options expired .............      (90)       (40,389)      (90)       (32,539)
                                -------      --------    -------      --------
Options outstanding at
  end of year ...............      310      $ 100,943       230      $  70,052
                                =======      ========    =======      ========
--------------------------------------------------------------------------------

REPORT OF INDEPENDENT CERTIFIED PUBLIC
ACCOUNTANTS
================================================================================

To the Shareholders and Board of Trustees
The Williamsburg Investment Trust
Cincinnati, Ohio

     We have audited the accompanying statements of assets and liabilities of the FBP Contrarian Equity Fund and the FBP Contrarian Balanced Fund, (each a series of The Williamsburg Investment Trust), including the portfolios of investments, as of March 31, 2002, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2002 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the FBP Contrarian Equity Fund and the FBP Contrarian Balanced Fund as of March 31, 2002, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.


                                               Tait, Weller & Baker
Philadelphia, Pennsylvania
April 26, 2002

BOARD OF TRUSTEES AND EXECUTIVE OFFICERS
(UNAUDITED)
================================================================================
Overall responsibility for management of the Funds rests with the Board of Trustees. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement or removal. The Trustees, in turn, elect the officers of the Funds to actively supervise its day-to-day operations. The officers have been elected for an annual term. The following are the Trustees and executive officers of the Funds:

                                                                        POSITION HELD     LENGTH OF
TRUSTEE                     ADDRESS                            AGE      WITH THE TRUST    TIME SERVED
--------------------------------------------------------------------------------------------------------------
*John T. Bruce              800 Main Street                     49      Chairman and      Since
                            Lynchburg, VA                               Trustee           September 1988
--------------------------------------------------------------------------------------------------------------
*Austin Brockenbrough III   1802 Bayberry Court                 65      Trustee           Since
                            Suite 400, Richmond, VA                                       September 1988
--------------------------------------------------------------------------------------------------------------
*Charles M. Caravati, Jr.   931 Broad Street Road               65      Trustee           Since
                            Manakin-Sabot, VA                                             June 1991
--------------------------------------------------------------------------------------------------------------
J. Finley Lee               200 Westminster Drive               62      Trustee           Since
                            Chapel Hill, NC                                               September 1988
--------------------------------------------------------------------------------------------------------------
*Richard Mitchell           150 Government Street               52      Trustee and       Since
                            Mobile, AL                                  President         June 1991
--------------------------------------------------------------------------------------------------------------
Richard L. Morrill          G19 Boatright Library               62      Trustee           Since
                            Richmond, VA                                                  March 1993
--------------------------------------------------------------------------------------------------------------
Harris V. Morrissette       100 Jacintoport Boulevard           42      Trustee           Since
                            Saraland, AL                                                  March 1993
--------------------------------------------------------------------------------------------------------------
Erwin H. Will, Jr.          47 Willway Avenue                   69      Trustee           Since
                            Richmond, VA                                                  July 1997
--------------------------------------------------------------------------------------------------------------
Samuel B. Witt III          2300 Clarendon Boulevard            66      Trustee           Since
                            Suite 407, Arlington, VA                                      November 1988
--------------------------------------------------------------------------------------------------------------
John M. Flippin             800 Main Street                     60      President         Since
                            Lynchburg, VA
--------------------------------------------------------------------------------------------------------------
R. Gregory Porter III       800 Main Street                     60      Vice President    Since
                            Lynchburg, VA
--------------------------------------------------------------------------------------------------------------
Robert G. Dorsey            135 Merchant Street, Suite 230,     45      Vice President    Since
                            Cincinnati, OH                                                November 2000
--------------------------------------------------------------------------------------------------------------
Mark J. Seger               135 Merchant Street, Suite 230      40      Treasurer         Since
                            Cincinnati, OH                                                November 2000
--------------------------------------------------------------------------------------------------------------
John F. Splain              135 Merchant Street, Suite 230      45      Secretary         Since
                            Cincinnati, OH                                                November 2000
--------------------------------------------------------------------------------------------------------------

*Messrs. Bruce, Brockenbrough, Caravati and Mitchell are "interested persons" of the Trust within the meaning of Section 2(a)(19) of the Investment Company Act of 1940. Charles M. Caravati, Jr. is the father of Charles M. Caravati III, an officer of The Jamesown Funds, which are other portfolios of the Trust.

Each Trustee oversees ten portfolios of the Trust, including the Funds. The principal occupations of the Trustees and executive officers of the Funds during the past five years and public directorships held by the Trustees are set forth below:

BOARD OF TRUSTEES AND EXECUTIVE OFFICERS
(UNAUDITED) (CONTINUED)
================================================================================
John T. Bruce is a Principal of the Adviser.

Austin Brockenbrough III is President and Managing Director of Lowe, Brockenbrough & Company, Inc. (an investment advisory firm). He is a member of the Board of Directors of Tredegar Industries, Inc. (a plastics manufacturer) and Wilkinson O'Grady & Co., Inc. (a global asset manager). In addition, he is a member of the Board of Trustees for the University of Richmond.

Charles M. Caravati, Jr. is a retired physician. He is also the retired President of Dermatology Associates of Virginia, P.C.

J. Finley Lee is a financial consultant and the Julian Price Professor Emeritus at the University of North Carolina. In addition, he is a member of the Board of Trustees of the Albemarle Investment Trust (a registered investment company).

Richard Mitchell is a Principal of T. Leavell & Associates, Inc. (an investment advisory firm).

Richard L. Morrill is the Chancellor of the University of Richmond. He is also a member of the Board of Directors of Tredegar Industries, Inc. and Albemarle Corporation (a manufacturer of polymers and chemicals).

Harris V. Morrissette is President of Marshall Biscuit Co., Inc. He is a member of the Board of Directors of BancTrust Financial Group, Inc. (a bank holding company) and EnergySouth, Inc. In addition, he is Chairman of Azalea Aviation, Inc. (an airplane fueling company).

Erwin H. Will, Jr. is retired. Until December 31, 2001, he was the Managing Director of Equities of Virginia Retirement System.

Samuel B. Witt III is Senior Vice President and General Counsel of Stateside Associates, Inc. He is also a member of the Board of Directors of The Swiss Helvetia Fund, Inc. (a closed-end investment company).

John M. Flippin is a Principal of the Adviser.

R. Gregory Porter III is a Pricipal of the Adviser.

Robert G. Dorsey is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC. Prior to March 1999, he was President of Countrywide Fund Services, Inc. (a mutual fund services company).

Mark J. Seger is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC. Prior to March 1999, he was First Vice President of Countrywide Fund Services, Inc.

John F. Splain is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC. Prior to March 1999, he was First Vice President and Secretary of Countrywide Fund Services, Inc. and affiliated companies.

FEDERAL TAX INFORMATION (UNAUDITED)
================================================================================
In accordance with federal tax requirements, the following provides shareholders with information concerning distributions from net realized gains made by the Funds during the year ended March 31, 2002. On October 31, 2001, the FBP Contrarian Balanced Fund declared and paid a long-term capital gain distribution of $0.1789 per share. As required by federal regulations, shareholders received notification of their portion of the Fund's taxable capital gain distribution, if any, paid during the 2001 calendar year early in 2002. Additionally, on March 28, 2002, the FBP Contrarian Balanced Fund declared and paid a long-term capital gain distribution of $0.3213 per share. As required by federal regulations, shareholders will receive notification of their portion of the Fund's taxable gain distribution, if any, paid during the 2002 calendar year early in 2003.

================================================================================

                               [GRAPHIC OMITTED]

                                      THE

                            FLIPPIN, BRUCE & PORTER

                                     FUNDS
                       ----------------------------------

                         INVESTMENT ADVISOR
                         Flippin, Bruce & Porter, Inc.
                         800 Main Street, Second Floor
                         P.O. Box 6138
                         Lynchburg, Virginia 24505
                         TOLL-FREE 1-800-327-9375

                         ADMINISTRATOR
                         Ultimus Fund Solutions, LLC
                         P.O. Box 46707
                         Cincinnati, Ohio 45246-0707
                         TOLL-FREE 1-866-738-1127

                         CUSTODIAN
                         Firstar Bank, N.A.
                         425 Walnut Street
                         Cincinnati, Ohio 45202

                         INDEPENDENT AUDITORS
                         Tait, Weller & Baker
                         Eight Penn Center Plaza, Suite 800
                         Philadelphia, Pennsylvania 19103

                         LEGAL COUNSEL
                         Sullivan & Worcester LLP
                         One Post Office Square
                         Boston, Massachusetts 02109

                         OFFICERS
                         John M. Flippin, President
                         John T. Bruce, Vice President
                            and Portfolio Manager
                         R. Gregory Porter, III, Vice President

                         TRUSTEES
                         Austin Brockenbrough, III
                         John T. Bruce
                         Charles M. Caravati, Jr.
                         J. Finley Lee, Jr.
                         Richard Mitchell
                         Richard L. Morrill
                         Harris V. Morrissette
                         Erwin H. Will, Jr.
                         Samuel B. Witt, III

                       STATEMENT OF ADDITIONAL INFORMATION

                                       THE
                                GOVERNMENT STREET
                                      FUNDS

                        THE GOVERNMENT STREET EQUITY FUND
                         THE GOVERNMENT STREET BOND FUND
                         THE ALABAMA TAX FREE BOND FUND


                                 AUGUST 1, 2002


                                    SERIES OF
                          WILLIAMSBURG INVESTMENT TRUST
                         135 MERCHANT STREET, SUITE 230
                             CINCINNATI, OHIO 45246
                            TELEPHONE 1-866-738-1125

                                TABLE OF CONTENTS

FUND OBJECTIVES, INVESTMENTS, STRATEGIES AND RISKS ..........................  2
MUNICIPAL OBLIGATIONS .......................................................  8
DESCRIPTION OF BOND RATINGS ................................................. 14
INVESTMENT LIMITATIONS ...................................................... 16
TRUSTEES AND OFFICERS ....................................................... 19

PRINCIPAL HOLDERS OF FUND SHARES ............................................ 23

INVESTMENT ADVISER .......................................................... 23
ADMINISTRATOR ............................................................... 25
DISTRIBUTOR ................................................................. 26
OTHER SERVICES .............................................................. 26
BROKERAGE ................................................................... 27
SPECIAL SHAREHOLDER SERVICES ................................................ 28
PURCHASE OF SHARES .......................................................... 29
REDEMPTION OF SHARES ........................................................ 30
NET ASSET VALUE DETERMINATION ............................................... 30
ALLOCATION OF TRUST EXPENSE ................................................. 31
ADDITIONAL TAX INFORMATION .................................................. 31
CAPITAL SHARES AND VOTING ................................................... 33
CALCULATION OF PERFORMANCE DATA ............................................. 34
FINANCIAL STATEMENTS AND REPORTS ............................................ 37

This Statement of Additional Information is not a prospectus and should only be read in conjunction with the Prospectus of The Government Street Funds dated August 1, 2002. This Statement of Additional Information is incorporated by reference in its entirety into the Prospectus. The Prospectus may be obtained from the Funds, at the address and phone number shown above, at no charge.

               FUND OBJECTIVES, INVESTMENTS, STRATEGIES AND RISKS

The Government Street Equity Fund (the "Equity Fund"), The Government Street Bond Fund (the "Bond Fund") and The Alabama Tax Free Bond Fund (the "Alabama Tax Free Fund") are three separate investment portfolios of Williamsburg Investment Trust (the "Trust"). All information contained herein applies to each of the Funds unless otherwise noted.

The investment objectives and principal strategies of the Funds are described in the Prospectus. Supplemental information about these strategies is set forth below. Certain capitalized terms used herein are defined in the Prospectus.

WRITING COVERED CALL OPTIONS. When the Adviser believes that individual portfolio securities held by the Equity Fund are approaching the top of the Adviser's growth and price expectations, covered call options ("calls") may be written (sold) against such securities. When the Fund writes a call, it receives a premium and agrees to sell the underlying security to a purchaser of a corresponding call at a specified price ("strike price") by a future date ("exercise price"). To terminate its obligation on a call the Fund has written, it may purchase a corresponding call in a "closing purchase transaction." A profit or loss will be realized, depending upon whether the price of the closing purchase transaction is more or less than the premium (net of transaction costs) previously received on the call written. The Fund may realize a profit if the call it has written lapses unexercised, in which case the Fund keeps the premium and retains the underlying security as well. If a call written by the Fund is exercised, the Fund forgoes any possible profit from an increase in the market price of the underlying security over an amount equal to the exercise price plus the premium received. The Fund writes options only for hedging purposes and not for speculation. If the Adviser is incorrect in its expectations and the market price of a stock subject to a call option rises above the exercise price of an option, the Fund will lose the opportunity for further appreciation of that security.

The Equity Fund will only write options which are issued by the Options Clearing Corporation and listed on a national securities exchange. Call writing affects the Fund's portfolio turnover rate and the brokerage commissions paid. Commissions for options, which are normally higher than for general securities transactions, are payable when writing calls and when purchasing closing purchase transactions. The writing of call options by the Fund is subject to limitations established by each of the exchanges governing the maximum number of options which may be written or held by a single investor or group of investors acting in concert, regardless of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more different exchanges or through one or more brokers. Therefore the number of calls the Fund may write (or purchase in closing transactions) may be affected by options written or held by other entities, including other clients of the Adviser. An exchange may order the liquidation of positions found to be in violation of these limits and may impose certain other sanctions.

FOREIGN SECURITIES. Because of the inherent risk of foreign securities over domestic issues, the Funds will not invest in foreign investments except those traded domestically as American Depository Receipts ("ADRs"). ADRs are receipts typically issued by an American bank or trust company that evidence ownership of underlying securities issued by a foreign corporation.

The Funds may invest in foreign securities if the Adviser believes such investment would be consistent with the Funds' investment objectives. The same factors would be considered in selecting foreign securities as with domestic securities, as discussed in the Prospectus. Foreign securities investment presents special considerations not typically associated with investments in domestic securities. Foreign taxes may reduce income. Currency exchange rates and regulations may cause fluctuation in the value of foreign securities. Foreign securities are subject to different regulatory environments than in the United States and, compared to the United States, there may be a lack of uniform accounting, auditing and financial reporting standards, less volume and liquidity and more volatility, less public information, and less regulation of foreign issuers. Countries have been known to expropriate or nationalize assets, and foreign investments may be subject to political, financial or social instability or adverse diplomatic developments. There may be difficulties in obtaining service of process on foreign issuers and difficulties in enforcing judgments with respect to claims under the U.S. securities laws against such issuers. Favorable or unfavorable differences between U.S. and foreign economies could affect foreign securities values. The U.S. Government has, in the past, discouraged certain foreign investments by U.S. investors through taxation or other restrictions and it is possible that such restrictions could be imposed again.

WARRANTS AND RIGHTS. Warrants are essentially options to purchase equity securities at specific prices and are valid for a specific period of time. Prices of warrants do not necessarily move in concert with the prices of the underlying securities. Rights are similar to warrants but generally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

U.S. GOVERNMENT SECURITIES. The Funds may invest in debt obligations which are issued or guaranteed by the U.S. Government, its agencies and instrumentalities ("U.S. Government Securities") as described herein. U.S. Government Securities include the following securities: (1) U.S. Treasury obligations of various interest rates, maturities and issue dates, such as U.S. Treasury bills (mature in one year or less), U.S. Treasury notes (mature in one to seven years), and U.S. Treasury bonds (mature in more than seven years), the payments of principal and interest of which are all backed by the full faith and credit of the U.S. Government; (2) obligations issued or guaranteed by U.S. Government agencies or instrumentalities, some of which are backed by the full faith and credit of the U.S. Government, e.g., obligations of the Government National Mortgage Association ("GNMA"), the Farmers Home Administration and the Export Import Bank; some of which do not carry the full faith and credit of the U.S. Government but which are supported by the right of the issuer to borrow from the U.S. Government, e.g., obligations of the Tennessee Valley Authority, the U.S. Postal Service, the Federal National Mortgage Association ("FNMA"), and the Federal Home Loan Mortgage Corporation ("FHLMC"); and some of which are backed only by the credit of the issuer itself, e.g., obligations of the Student Loan Marketing Association, the Federal Home Loan Banks and the Federal Farm Credit Bank; and (3) any of the foregoing purchased subject to repurchase agreements as described herein. The guarantee of the U.S. Government does not extend to the yield or value of U.S. Government Securities or of the Fund's shares.

Obligations of GNMA, FNMA and FHLMC may include direct pass-through "Certificates," representing undivided ownership interests in pools of mortgages. Such Certificates are guaranteed as to payment of principal and interest (but not as to price and yield) by the U.S. Government or the issuing agency. Mortgage Certificates are subject to more rapid prepayment than their stated maturity date would indicate; their rate of prepayment tends to accelerate during periods of declining interest rates and, as a result, the proceeds from such prepayments may be reinvested in instruments which have lower yields. To the extent such securities were purchased at a premium, such prepayments could result in capital losses.

REPURCHASE AGREEMENTS. The Funds may acquire U.S. Government Securities subject to repurchase agreements. A repurchase transaction occurs when, at the time a Fund purchases a security (normally a U.S. Treasury obligation), it also resells it to the vendor (normally a member bank of the Federal Reserve System or a registered Government Securities dealer) and must deliver the security (and/or securities substituted for them under the repurchase agreement) to the vendor on an agreed upon date in the future. Such securities, including any securities so substituted, are referred to as the "Repurchase Securities." The repurchase price exceeds the purchase price by an amount which reflects an agreed upon market interest rate effective for the period of time during which the repurchase agreement is in effect.

The majority of these transactions run day to day and the delivery pursuant to the resale typically will occur within one to five days of the purchase. The Funds' risk is limited to the ability of the vendor to pay the agreed upon sum upon the delivery date; in the event of bankruptcy or other default by the vendor, there may be possible delays and expenses in liquidating the instrument purchased, decline in its value and loss of interest. These risks are minimized when the Funds hold a perfected security interest in the Repurchase Securities and can therefore sell the instrument promptly. Under guidelines issued by the Trustees, the Adviser will carefully consider the creditworthiness of a vendor during the term of the repurchase agreement. Repurchase agreements are considered as loans collateralized by the Repurchase Securities, such agreements being defined as "loans" under the Investment Company Act of 1940 (the "1940 Act"). The return on such "collateral" may be more or less than that from the repurchase agreement. The market value of the resold securities will be monitored so that the value of the "collateral" is at all times as least equal to the value of the loan, including the accrued interest earned thereon. All Repurchase Securities will be held by the Funds' custodian either directly or through a securities depository. Each Fund will not enter into a repurchase agreement which will cause more than 10% of its net assets to be invested in repurchase agreements which extend beyond seven days and other illiquid securities.

COLLATERALIZED MORTGAGE OBLIGATIONS AND OTHER MORTGAGE-RELATED SECURITIES. The Bond Fund may invest in collateralized mortgage obligations ("CMOs") which are generally backed by mortgage pass-through securities or whole mortgage loans. CMOs are usually structured into classes of varying maturities and principal payment priorities. The prepayment sensitivity of each class may or may not resemble that of the CMOs' collateral depending on the maturity and structure of that class. CMOs pay interest and principal (including prepayments) monthly, quarterly or semiannually. Most CMOs are AAA rated, reflecting the credit quality of the underlying collateral; however, some classes carry greater price risk than that of their underlying collateral. The Adviser will invest in CMO classes only if their characteristics and interest rate sensitivity fit the investment objectives and policies of the Fund.

In addition to the mortgage pass-through securities and the CMOs mentioned above, the Fund may also invest in other mortgage derivative products if the Adviser views them to be consistent with the overall policies and objectives of the Fund. Current offerings include "principal only" (PO) and "interest only"
(IO) Stripped Mortgage Backed Securities ("SMBS"). POs and IOs are created when a mortgage pass-through certificate is separated into two securities - one security representing a claim to principal distributions and the other representing a claim to the corresponding interest payments. As prepayments on the underlying mortgage loans rise (typically when interest rates fall), the PO security holders receive their principal sooner than expected, which serves to increase the POs' yield. The IO security holders receive interest payments only on the outstanding principal amount of the underlying mortgage loans. Therefore, if prepayments on the notional principal on the IO rise, the IO's price will fall. As POs generally benefit from declining interest rates and IOs generally benefit from rising interest rates, these securities can provide an effective way to stabilize portfolio value.

SMBS are much more sensitive to prepayment fluctuations than are regular mortgage-backed securities and therefore involve more risk. Due to the deep discounted prices of SMBS, any mismatch in actual versus anticipated prepayments of principal will significantly increase or decrease the yield to maturity. In general, changes in interest rate levels will have the greatest effect on prepayments. Sufficiently high prepayments could result in purchasers of IOs not recovering the full amount of their initial investment.

The Adviser expects that governmental, government related and private entities may create other mortgage-related securities offering mortgage pass-through and mortgage collateralized instruments in addition to those described herein. As new types of mortgage securities are developed and offered to the investment community, the Adviser will, consistent with the Fund's investment objectives, policies and quality standards, consider making investments in such new types of mortgage-related securities.

ASSET-BACKED SECURITIES. Asset-backed securities have been offered to investors backed by loans such as automobile loans, home equity loans, credit card receivables, marine loans, recreational vehicle loans and manufactured housing loans. Typically, asset-backed securities represent undivided fractional interests in a pool whose assets consist of loans and security interests in the collateral securing the loans. Payments of principal and interest on asset-backed securities are passed through monthly to certificate holders. In some cases, asset-backed securities are divided into senior and subordinated classes so as to enhance the quality of the senior class. Underlying loans are subject to prepayment, which may reduce the overall return to certificate holders. If the subordinated classes are exhausted and the full amounts due on underlying loans are not received because of unanticipated costs, depreciation, damage or loss of the collateral securing the contracts, or other factors, certificate holders may experience delays in payment or losses on asset-backed securities. The Bond Fund may invest in other asset-backed securities that may be developed in the future.

ZERO COUPON AND ORIGINAL ISSUE DISCOUNT ("OID") BONDS. The Bond Fund and the Alabama Tax Free Fund may invest in zero coupon and original issue discount bonds, which are typically offered without coupons or with very low coupons. These bonds will typically be more interest rate sensitive than a comparable maturity current coupon bond. The majority of zero coupon bonds have been created when a qualified U.S. Government Security is exchanged for a series of "Strips" through the Federal Reserve Bank. Strips have been created from, among others, U.S. Treasury, Resolution Trust Corporation and Financing Corporation securities. A number of U.S. Government Securities have also been repackaged by broker-dealers or commercial banks into trusts which issue zero coupon receipts such as U.S. Treasury Receipts ("TRs") or Treasury Investment Growth Receipts ("TIGRs"). Zero coupon and original issue discount bonds generate income under generally accounting principles, but do not generate cash flow, resulting in the possibility that the Funds may be required to sell portfolio securities to make distributions as required under subchapter M of the Internal Revenue Code.

VARIABLE AND FLOATING RATE SECURITIES. The Funds may invest in variable or floating rate securities which adjust the interest rate paid at periodic intervals based on an interest rate index. Typically, floating rate securities use as their benchmark an index such as the 1, 3 or 6 month LIBOR, 3, 6 or 12 month Treasury bills, or the Federal Funds rate. Resets of the rates can occur at predetermined intervals or whenever changes in the benchmark index occur.

SHARES OF OTHER INVESTMENT COMPANIES. Each Fund may invest in shares of other investment companies which are generally authorized to invest in securities eligible for purchase by such Fund. Each Fund does not presently intend to invest more than 10% of its total assets in securities of other investment companies. With respect to the Equity Fund, such other investment companies may include Standard & Poor's Depository Receipts ("SPDRs") and shares of the DIAMONDS Trust ("DIAMONDs"). SPDRs are exchange-traded securities that represent ownership in the SPDR Trust, a long-term unit investment trust which has been established to accumulate and hold a portfolio of common stocks that is intended to track the price performance and dividend yield of the Standard & Poor's Composite Stock Price Index. Holders of SPDRs are entitle to receive proportionate quarterly distributions corresponding to the dividends which accrue on the S&P 500 stocks in the underlying portfolio, less accumulated expenses of the SPDR Trust. DIAMONDs operate similarly to SPDRs, except that the DIAMONDS Trust is intended to track the price performance and dividend yield of the Dow Jones Industrial Average. SPDRs and DIAMONDs are unlike traditional mutual funds in that they are available for purchase or sale during the trading day like a share of stock, rather than at closing net asset value per share. This characteristic of SPDRs and DIAMONDs is a risk separate and distinct from the risk that its net asset value will decrease.

To the extent the Funds purchase shares of other investment companies, Fund shareholders would indirectly pay a portion of the operating costs of such investment companies. These costs include management, brokerage, shareholder servicing and other operational expenses. Indirectly, then, shareholders may pay higher operational costs than if they owned the underlying investment companies directly.

DESCRIPTION OF MONEY MARKET INSTRUMENTS. Money market instruments may include U.S. Government Securities or corporate debt obligations (including those subject to repurchase agreements) as described herein, provided that they mature in thirteen months or less from the date of acquisition and are otherwise eligible for purchase by the Funds. Money market instruments also may include Bankers' Acceptances and Certificates of Deposit of domestic branches of U.S. banks, Commercial Paper and Variable Amount Demand Master Notes ("Master Notes"). BANKERS' ACCEPTANCES are time drafts drawn on and "accepted" by a bank, which are the customary means of effecting payment for merchandise sold in import-export transactions and are a source of financing used extensively in international trade. When a bank "accepts" such a time draft, it assumes liability for its payment. When the Funds acquire a Bankers' Acceptance, the bank which "accepted" the time draft is liable for payment of interest and principal when due. The Bankers' Acceptance, therefore, carries the full faith and credit of such bank. A CERTIFICATE OF DEPOSIT ("CD") is an unsecured interest- bearing debt obligation of a bank. CDs acquired by the Funds would generally be in amounts of $100,000 or more. COMMERCIAL PAPER is an unsecured, short term debt obligation of a bank, corporation or other borrower. Commercial Paper maturity generally ranges from two to 270 days and is usually sold on a discounted basis rather than as an interest-bearing instrument. The Funds will invest in Commercial Paper only if it is rated in the highest rating category by any nationally recognized statistical rating organization ("NRSRO") or, if not rated, if the issuer has an outstanding unsecured debt issue rated in the three highest categories by any NRSRO or, if not so rated, is of equivalent quality in the Adviser's assessment. Commercial Paper may include Master Notes of the same quality. MASTER NOTES are unsecured obligations which are redeemable upon demand of the holder and which permit the investment of fluctuating amounts at varying rates of interest. Master Notes are acquired by the Funds only through the Master Note program of the Funds' custodian, acting as administrator thereof. The Adviser will monitor, on a continuous basis, the earnings power, cash flow and other liquidity ratios of the issuer of a Master Note held by the Funds.

FORWARD COMMITMENT AND WHEN-ISSUED SECURITIES. The Bond Fund and the Alabama Tax Free Fund may purchase securities on a when-issued basis or for settlement at a future date if the Funds hold sufficient assets to meet the purchase price. In such purchase transactions the Funds will not accrue interest on the purchased security until the actual settlement. Similarly, if a security is sold for a forward date, the Funds will accrue the interest until the settlement of the sale. When-issued security purchases and forward commitments have a higher degree of risk of price movement before settlement due to the extended time period between the execution and settlement of the purchase or sale. As a result, the exposure to the counterparty of the purchase or sale is increased. Although the Funds would generally purchase securities on a forward commitment or when-issued basis with the intention of taking delivery, the Funds may sell such a security prior to the settlement date if the Adviser felt such action was appropriate. In such a case, the Funds could incur a short-term gain or loss.

BORROWING. Each Fund may borrow, temporarily, up to 5% of its total assets for extraordinary or emergency purposes and may increase the limit (to 33.3% of total assets in the case of the Equity Fund and the Bond Fund, and 15% of total assets in the case of the Alabama Tax Free Fund) to meet redemption requests which might otherwise require untimely disposition of portfolio holdings. To the extent the Funds borrow for these purposes, the effects of market price fluctuation on portfolio net asset value will be exaggerated. If, while such borrowing is in effect, the value of a Fund's assets declines, the Fund would be forced to liquidate portfolio securities when it is disadvantageous to do so. The Funds would incur interest and other transaction costs in connection with such borrowing. No Fund will make any additional investments while its outstanding borrowings exceed 5% of the current value of its total assets.

UNSEASONED ISSUERS. Each Fund may invest in the securities of unseasoned issuers, that is, companies having an operating history of less than three years (including predecessors and, in the case of fixed income securities, guarantors). The management of such companies frequently does not have substantial business experience. Furthermore, they may be competing with other companies who are well established, more experienced and better financed. The securities of unseasoned companies may have a limited trading market, which may adversely affect disposition. If other investors attempt to dispose of such holdings when a Fund desires to do so, the Fund could receive lower prices than might otherwise be obtained. Because of these and other risks, investment in unseasoned issuers is limited to no more than 5% of each Fund's total assets.

PORTFOLIO TURNOVER. Portfolio turnover will not be a limiting factor when the Adviser deems changes appropriate. By utilizing the approach to investing described herein, it is expected that annual portfolio turnover will generally not exceed 100% with respect to each Fund. Market conditions may dictate, however, a higher rate of portfolio turnover in a particular year. The degree of portfolio activity affects the brokerage costs of the Funds and may have an impact on the total amount of taxable distributions to shareholders.

                              MUNICIPAL OBLIGATIONS

DESCRIPTION OF MUNICIPAL OBLIGATIONS. Municipal Obligations include bonds, notes and commercial paper issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies or instrumentalities, the interest on which is exempt from federal income taxes (without regard to whether the interest thereon is also exempt from the personal income taxes of any state). Municipal
Obligation bonds are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which Municipal Obligation bonds may be issued include refunding outstanding obligations, obtaining funds for general operating expenses, and obtaining funds to loan to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide privately-operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Such obligations are included within the term Municipal Obligations if the interest paid thereon qualifies as exempt from federal income tax. Other types of industrial development bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute Municipal Obligations, although the current federal tax laws place substantial limitations on the size of such issues.

The two principal classifications of Municipal Obligation bonds are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its good faith, credit and taxing power for the payment of principal and interest. The payment of the principal of and interest on such bonds may be dependent upon an appropriation by the issuer's legislative body. The characteristics and enforcement of general obligation bonds vary according to the law applicable to the particular issuer. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Industrial development bonds which are Municipal Obligations are in most cases revenue bonds and do not generally constitute the pledge of the credit of the issuer of such bonds.

Municipal Obligation notes generally are used to provide for short-term capital needs and generally have maturities of one year or less. Municipal Obligation notes include:

1. TAX ANTICIPATION NOTES. Tax Anticipation Notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various tax revenues, such as income, sales, use and business taxes, and are payable from these specific future taxes.

2. REVENUE ANTICIPATION NOTES. Revenue Anticipation Notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under Federal Revenue Sharing Programs.

3. BOND ANTICIPATION NOTES. Bond Anticipation Notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds then provide the money for the repayment of the Notes.

Issues of commercial paper typically represent short-term, unsecured, negotiable promissory notes. These obligations are issued by agencies of state and local governments to finance seasonal working capital needs of municipalities or to provide interim construction financing and are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases, Municipal Obligation commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.

The yields on Municipal Obligations are dependent on a variety of factors, including general market conditions, supply and demand and general conditions of the Municipal Obligation market, size of a particular offering, the maturity of the obligation and rating (if any) of the issue.


FACTORS AFFECTING ALABAMA MUNICIPAL OBLIGATIONS. The following information regarding certain economic, financial and legal matters pertaining to Alabama is drawn primarily from official statements relating to securities offerings of Alabama and other publicly available documents, dated as of various dates prior to the date of this Statement of Additional Information and do not purport to be complete descriptions. Data regarding the financial condition of Alabama State government may not be relevant to Municipal Obligations issued by political subdivisions of Alabama. Moreover, the general economic conditions discussed may or may not affect issuers of the obligations. The Trust has not independently verified this information.

Alabama's business cycle is closely related to the national economy, and growth in machinery, aerospace and electronic manufacturing has become increasingly important to the State. The present movement toward diversification of the
State's manufacturing base and a similar trend toward enlargement and diversification of the service industries are expected to lead to increased stability. With its strong natural gas and oil deposits, Alabama is well positioned in energy markets. An important factor affecting the economy is the State-owned Port of Mobile which primarily handles coal exports and serves as a major Gulf Coast port. The Port of Mobile is one of the nation's busiest ports in tons of cargo handled.

Although manufacturing remains the largest employment sector, the State economy has become less dependent on manufacturing. In recent years, the importance of service industries to the State's economy has increased significantly. From 1995 to 2000, the Alabama real state gross product originating in manufacturing increased by 0.94% per year while the real state gross product originating in all the non-manufacturing sectors grew by 5.4%. The major service industries in the State are the general health care industries, most notably by the University of Alabama medical complex in Birmingham, and high concentration of technology research and development industries in the Huntsville area. The financial, insurance and real estate sectors have also shown strong growth over the last several years. Growth in the service and wholesale/retail trade sectors combined with a weakening manufacturing sector has enabled the economy to become more diverse. However, the State's reliance on the manufacturing sector remains significantly greater than the national average. Overall, non-agricultural employment has steadily grown during the past five years.

The 2000 fiscal year for Alabama ended with record year-end Alabama Department of Revenue collections of approximately $6 billion. The collections were up 6.5% over 1999 collections of $5.7 billion. However, the April 2001 tax collections have decreased significantly. State officials have acknowledged that the national economic downturn has impacted Alabama's economy and caused much of the revenue shortfall from tax collections. According to Alabama Department of Revenue officials, corporate income tax receipts are down 33%. Governor Don Siegelman has quantified this corporate income tax revenue loss at $150 to $200 million since fiscal year 2000. The Alabama state finance director has proposed several changes to the taxation of corporations, such as the repeal of elective consolidated reporting, in order to reduce the projected shortfall in tax revenues.

In SOUTH CENTRAL BELL TELEPHONE CO. VS. ALABAMA, 119 S.Ct. 1180 (1999), the U.S. Supreme Court struck down Alabama's franchise tax on foreign corporations and remanded the case to the Alabama Supreme Court to determine the appropriate remedies. Effective January 1, 2000, the state corporate franchise tax was replaced by a business privilege tax that applies equally to domestic and foreign corporations. Furthermore, pursuant to a referendum which took place on March 16, 2000, the maximum income tax rate applicable to corporations was increased from 5% to 6.5% for tax years beginning after December 31, 2000. It is projected that the revenues from the business privilege tax, the increased corporate income tax and other related changes in State taxes will replace the revenues which would have been collected under the old foreign corporation franchise tax.

The State is negotiating settlements with certain foreign corporations aggrieved by the former franchise tax. The SOUTH CENTRAL BELL plaintiffs settled claims totaling over $141 million for $40 million, to be paid over a period of years. Over 150 additional corporations have agreed to settle $64 million in franchise tax refunds for approximately $9 million, to be paid during fiscal 2002.

The case of GLADWIN CORP. VS. LYONS, Circuit Court of Montgomery County, could have a significant impact on the State of Alabama. This is a class action challenging the constitutionality of the pre-2000 franchise tax on the same grounds as South Central Bell. The potential loss to the State from the Gladwin class action is on the order of $1 billion, including interest.

By order dated June 13, 2001, Judge Greenhaw certified a class action defined very broadly. The State has appealed this class certification to the Alabama Supreme Court. There are two other class actions challenging the constitutionality of the franchise tax on the same grounds as SOUTH CENTRAL BELL that are being held in suspense pending the resolution of the class certification in GLADWIN. If the class certified in GLADWIN is upheld on appeal, these cases may become vehicle for the refund actions unless the grounds for not certifying the class preclude certification of any class.

Additionally, there are about 30 other cases not part of the class action challenging the constitutionality of the franchise tax on the same grounds as SOUTH CENTRAL BELL. These cases were filed before the class action. These cases will remain even if the State is successful with the GLADWIN certification. The ultimate resolution of all the pending franchise tax cases could have a significant adverse effect on the State's financial condition.


INDUSTRIAL REVENUE BONDS. The Alabama Tax Free Fund may invest from time to time a portion of its assets in industrial revenue bonds (referred to under current tax law as private activity bonds), and also may invest a portion of its assets in revenue bonds issued for housing, including multi-family housing, health care facilities or electric utilities, at times when the relative value of issues of such a type is considered, in the judgment of the Adviser, to be more favorable than that of other available types of issues, taking into consideration the particular restrictions on investment flexibility arising from the investment objective of the Fund of providing current income exempt from personal income taxes of Alabama (as well as federal income taxes). Therefore, investors should also be aware of the risks which these investments may entail. Industrial revenue bonds are issued by various state and local agencies to finance various projects.

Housing revenue bonds typically are issued by a state, county or local housing authority and are secured only by the revenues of mortgages originated by the authority using the proceeds of the bond issue. Because of the impossibility of precisely predicting demand for mortgages from the proceeds of such an issue, there is a risk that the proceeds of the issue will be in excess of demand, which would result in early retirement of the bonds by the issuer. Moreover, such housing revenue bonds depend for their repayment upon the cash flow from the underlying mortgages, which cannot be precisely predicted when the bonds are issued. Any difference in the actual cash flow from such mortgages from the assumed cash flow could have an adverse impact upon the ability of the issue r to make scheduled payments of principal and interest on the bonds, or could result in early retirement of the bonds. Additionally, such bonds depend in part for scheduled payments of principal and interest upon reserve funds established from the proceeds of the bonds, assuming certain rates of return on investment of such reserve funds. If the assumed rates of return are not realized because of changes in interest rate levels or for other reasons, the actual cash flow for scheduled payments of principal and interest on the bonds may be inadequate. The financing of multi-family housing projects is affected by a variety of factors, including satisfactory completion of construction within cost constraints, the achievement and maintenance of a sufficient level of occupancy, sound management of the developments, timely and adequate increases in rents to cover increases in operating expenses, including taxes, utility rates and maintenance costs, changes in applicable laws and governmental regulations and social and economic trends.

Electric utilities face problems in financing large construction programs in an inflationary period, cost increases and delay occasioned by environmental considerations (particularly with respect to nuclear facilities), difficulty in obtaining fuel at reasonable prices, the cost of competing fuel sources, difficulty in obtaining sufficient rate increases and other regulatory problems, the effect of energy conservation and difficulty of the capital market to absorb utility debt.

Health care facilities include life care facilities, nursing homes and hospitals. Life care facilities are alternative forms of long-term housing for the elderly which offer residents the independence of condominium life style and, if needed, the comprehensive care of nursing home services. Bonds to finance these facilities have been issued by various state industrial development authorities. Because the bonds are secured only by the revenues of each facility, and not by state or local government tax payments, they are subject to a wide variety of risks. Primarily, the projects must maintain adequate occupancy levels to be able to provide revenues adequate to maintain debt service payments. Moreover, in the case of life care facilities, because a portion of housing, medical care and other services may be financed by an initial deposit, there may be risk if the facility does not maintain adequate financial reserves to secure estimated actuarial liabilities. The ability of management to accurately forecast inflationary cost pressures weighs importantly in this process. The facilities may also be affected by regulatory cost restrictions applied to health care delivery in general, particularly state regulations or changes in Medicare and Medicaid payments or qualifications, or restrictions imposed by medical insurance companies. They may also face competition from alternative health care or conventional housing facilities in the private or public sector. Hospital bond ratings are often based on feasibility studies which contain projections of expenses, revenues and occupancy levels. A hospital's gross receipts and net income available to service its debt are influenced by demand for hospital services, the ability of the hospital to provide the services required, management capabilities, economic developments in the service area, efforts by insurers and government agencies to limit rates and expenses, confidence in the hospital, service area economic developments, competition, availability and expense of malpractice insurance, Medicaid and Medicare funding, and possible federal legislation limiting the rates of increase of hospital charges.

The Alabama Tax Free Fund may also invest in bonds for industrial and other projects, such as sewage or solid waste disposal or hazardous waste treatment facilities. Financing for such projects will be subject to inflation and other general economic factors as well as construction risks including labor problems, difficulties with construction sites and the ability of contractors to meet specifications in a timely manner. Because some of the materials, processes and wastes involved in these projects may include hazardous components, there are risks associated with their production, handling and disposal.

VARIABLE RATE SECURITIES. The Alabama Tax Free Fund may invest in Municipal Obligations that bear interest at rates which are adjusted periodically to market rates. The market value of fixed coupon securities fluctuates with changes in prevailing interest rates, increasing in value when interest rates decline and decreasing in value when interest rates rise. The value of variable rate securities, however, is less affected by changes in prevailing interest rates because of the periodic adjustment of their coupons to a market rate. The shorter the period between adjustments, the smaller the impact of interest rate fluctuations on the value of these securities. The market value of tax-exempt variable rate securities usually tends toward par (100% of face value) at interest rate adjustment time.

PUT BONDS. The Alabama Tax Free Fund may invest in Municipal Obligations (including securities with variable interest rates) which may be redeemed or sold back (put) to the issuer of the security or a third party at face value prior to stated maturity. This type of security will normally trade as if maturity is the earlier put date, even though stated maturity is longer.

ZERO COUPON BONDS. Municipal Obligations in which the Alabama Tax Free Fund may invest include zero coupon bonds and deferred interest bonds. Zero coupon bonds and deferred interest bonds are debt obligations which are issued at a significant discount from face value. While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon bonds and deferred interest bonds benefit the issuer by mitigating its need for cash to meet debt service, but they also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments may experience greater volatility in market value than debt obligations which make regular payments of interest. The Fund will accrue income on such investments for tax and accounting purposes, which is distributable to shareholders.

MUNICIPAL LEASE OBLIGATIONS. The Alabama Tax Free Fund may invest in municipal lease obligations, installment purchase contract obligations, and certificates of participation in such obligations (collectively, "lease obligations"). A lease obligation does not constitute a general obligation of the municipality for which the municipality's taxing power is pledged, although the lease obligation is ordinarily backed by the municipality's covenant to budget for the payments due under the lease obligation. Certain lease obligations contain
"non-appropriation" clauses which provide that the municipality has no obligation to make lease obligation payments in future years unless money is appropriated for such purpose on a yearly basis. A risk peculiar to these municipal lease obligations is the possibility that a municipality will not appropriate funds for lease payments. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. The

Adviser will seek to minimize these risks by not investing more than 10% of the total assets of the Fund in lease obligations that contain "non-appropriation" clauses. In evaluating a potential investment in such a lease obligation, the Adviser will consider: (1) the credit quality of the obligor, (2) whether the underlying property is essential to a government function, and (3) whether the lease obligation contains covenants prohibiting the obligor from substituting similar property if the obligor fails to make appropriations for the lease obligation. Municipal lease obligations may be determined to be liquid in accordance with the guidelines established by the Board of Trustees and other factors the Adviser may determine to be relevant to such determination. In determining the liquidity of municipal lease obligations, the Adviser will consider a variety of factors including: (1) the willingness of dealers to bid for the security; (2) the number of dealers willing to purchase or sell the obligation and the number of other potential buyers; (3) the frequency of trades and quotes for the obligation; and (4) the nature of the marketplace trades. In addition, the Adviser will consider factors unique to particular lease obligations affecting their marketability. These include the general creditworthiness of the municipality, the importance of the property covered by the lease to the municipality, and the likelihood that the marketability of the obligation will be maintained throughout the time the obligation is held by the Fund.

The Board of Trustees is responsible for determining the credit quality of unrated municipal lease obligations on an ongoing basis, including an assessment of the likelihood that the lease will not be cancelled.

                           DESCRIPTION OF BOND RATINGS

The various ratings used by the NRSROs are described below. A rating by an NRSRO represents the organization's opinion as to the credit quality of the security being traded. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Adviser believes that the quality of fixed-income securities in which the Bond Fund and the Alabama Tax Free Fund may invest should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell or hold a security because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one NRSRO, each rating is evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the NRSROs from other sources that they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S BOND RATINGS:

      Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

      Aa: Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements that make the long-term risks appear somewhat larger than in Aaa securities.

      A: Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present that suggest a susceptibility to impairment sometime in the future.

      Baa: Bonds rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Moody's applies numerical modifiers (1,2 and 3) with respect to bonds rated Aa, A and Baa. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.

DESCRIPTION OF STANDARD & POOR'S RATINGS GROUP'S BOND RATINGS:

      AAA: Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

      AA: Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

      A: Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

      BBB: Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

DESCRIPTION OF FITCH INVESTORS SERVICE INC.'S BOND RATINGS:

      AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

      AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA.

      A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

      BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within a rating category.

DESCRIPTION OF DUFF & PHELPS CREDIT RATING CO.'S BOND RATINGS:

      AAA: This is the highest rating credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

      AA: Bonds rated AA are considered to be of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

      A: Bonds rated A have average protection factors. However risk factors are more variable and greater in periods of economic stress.

      BBB: Bonds rated BBB have below average protection factors, but are considered sufficient for prudent investment. There is considerable variability in risk during economic cycles.

                             INVESTMENT LIMITATIONS

The Funds have adopted certain fundamental investment limitations designed to reduce the risk of an investment in the Funds. These limitations may not be changed with respect to any Fund without the affirmative vote of a majority of the outstanding voting shares of such Fund. For purposes of the discussion of these fundamental investment limitations, the term "majority" of the outstanding shares of a Fund means the lesser of (i) 67% of a Fund's outstanding shares represented in person or by proxy at a meeting at which more than 50% of its outstanding shares are represented, or (ii) more than 50% of its outstanding shares.

Under these fundamental limitations, each of the Equity Fund and the Bond Fund MAY NOT:

(1) Issue senior securities, borrow money or pledge its assets, except that it may borrow from banks as a temporary measure (a) for extraordinary or emergency purposes, in amounts not exceeding 5% of either Fund's total assets, or (b) in order to meet redemption requests which might otherwise require untimely disposition of portfolio securities if, immediately after such borrowing, the value of a Fund's assets, including all borrowings then outstanding, less its liabilities (excluding all borrowings), is equal to at least 300% of the aggregate amount of borrowings then outstanding, and may pledge its assets to secure all such borrowings;

(2) Invest more than 5% of the value of its total assets in the securities of any one issuer or purchase more than 10% of the outstanding voting securities or of any class of securities of any one issuer;

(3) Invest 25% or more of the value of its total assets in any one industry or group of industries (except that securities of the U.S. Government, its agencies and instrumentalities are not subject to these limitations);

(4) Invest in the securities of any issuer if any of the officers or trustees of the Trust or its Adviser who own beneficially more than 1/2 of 1% of the outstanding securities of such issuer together own more than 5% of the outstanding securities of such issuer;

(5) Invest for the purpose of exercising control or management of another issuer;

(6) Invest in interests in real estate, real estate mortgage loans, oil, gas or other mineral exploration or development programs, except that the Funds may invest in the securities of companies (other than those which are not readily marketable) which own or deal in such things;

(7) Underwrite securities issued by others, except to the extent a Fund may be deemed to be an underwriter under the federal securities laws in connection with the disposition of portfolio securities;

(8) Purchase securities on margin (but the Funds may obtain such short-term credits as may be necessary for the clearance of transactions);

(9) Make short sales of securities or maintain a short position, except short sales "against the box" (A short sale is made by selling a security the Fund does not own. A short sale is "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short.);

(10)Participate on a joint or joint and several basis in any trading account in securities;

(11) Make loans of money or securities, except that the Funds may invest in repurchase agreements (but repurchase agreements having a maturity of longer than seven days, together with other securities which are not readily marketable, are limited to 10% of the Fund's net assets);

(12) Invest in securities of issuers which have a record of less than three years' continuous operation (including predecessors and, in the case of bonds, guarantors), if more than 5% of its total assets would be invested in such securities;

(13) Write, acquire or sell puts, calls or combinations thereof, or purchase or sell commodities, commodities contracts, futures contracts or related options, except that The Government Street Equity Fund may write (sell) covered call options against its portfolio securities, and purchase corresponding call options in a closing purchase transaction;

(14)Invest in restricted securities; or

(15)Acquire foreign securities, except that the Funds may acquire foreign securities sold as American Depository Receipts without limit.

Under these fundamental limitations, the Alabama Tax Free Fund MAY NOT:

(1) Issue senior securities, borrow money or pledge its assets, except that it may borrow from banks as a temporary measure (a) for extraordinary or emergency purposes, in amounts not exceeding 5% of the Fund's total assets, or (b) in order to meet redemption requests which might otherwise require untimely disposition of portfolio securities, in amounts not exceeding 15% of its total assets, and may pledge its assets to secure all such borrowings;

(2) Invest for the purpose of exercising control or management of another issuer;

(3) Invest in interests in real estate, real estate mortgage loans, oil, gas or other mineral exploration or development programs, except that the Fund may invest in the securities of companies (other than those which are not readily marketable) which own or deal in such things;

(4) Underwrite securities issued by others, except to the extent the Fund may be deemed to be an underwriter under the federal securities laws in connection with the disposition of portfolio securities;

(5) Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions);

(6) Participate on a joint or joint and several basis in any trading account in securities;

(7) Make loans of money or securities, except that the Fund may invest in repurchase agreements;

(8) Invest in securities of issuers which have a record of less than three years' continuous operation (including predecessors and, in the case of bonds, guarantors), if more than 5% of its total assets would be invested in such securities;

(9) Make short sales of securities or maintain a short position, except short sales "against the box" (A short sale is made by selling a security the Fund does not own. A short sale is "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short.);

(10) Write,  acquire  or  sell  commodities,   commodities  contracts,   futures
     contracts or related options;

(11) Invest, with respect to at least 50% of its total assets, more than 5% in the securities of any one issuer (other than the U.S. Government, its agencies or instrumentalities) or acquire more than 25% of the outstanding voting securities of any issuer; or

(12) Invest more than 15% of its net assets in securities subject to legal or contractual restrictions on resale or for which there are no readily available market quotations or in other illiquid securities.

Percentage restrictions stated as an investment policy or investment limitation apply at the time of investment; if a later increase or decrease in percentage beyond the specified limits results from a change in securities values or total assets, it will not be considered a violation. However, in the case of the borrowing limitation (limitation number 1, above), each Fund will, to the extent necessary, reduce its existing borrowings to comply with the limitation.

While the Funds have reserved the right to make short sales "against the box" (limitation number 9, above), the Adviser has no present intention of engaging in such transactions at this time or during the coming year.

                              TRUSTEES AND OFFICERS

Overall responsibility for management of the Trust rests with the Board of Trustees. The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations. The following is a list of the Trustees and executive officers of the Trust. Each Trustee who is an "interested person" of the Trust, as defined by the 1940 Act, is indicated by an asterisk.

                                                                                                                        Number of
                                                                                                                        Portfolios
                                                                                                                         in Fund
                                                                             Principal Occupation(s) During              Complex
                                          Length of      Position(s) with      Past 5 Years and                        Overseen by
Name, Address and Age                    Time Served        the Trust      Directorships of Public Companies             Trustee
---------------------                    -----------         ---------       ---------------------------------           -------
*Austin Brockenbrough III (age 65)          Since             Trustee;       President and Managing  Director of Lowe,       10
1802 Bayberry Court, Suite 400          September 1988    Vice President of  Brockenbrough & Company,  Inc., Richmond,
Richmond, Virginia 23226                                   The Jamestown     Virginia;
                                                               Funds         Director  of  Tredegar  Industries,  Inc.
                                                                             (plastics   manufacturer)  and  Wilkinson
                                                                             O'Grady   &  Co.   Inc.   (global   asset
                                                                             manager);   Trustee  of   University   of
                                                                             Richmond

*John T. Bruce (age 48)                     Since            Chairman        Principal  of  Flippin,  Bruce &  Porter,       10
800 Main Street                         September 1988     and Trustee;      Inc, Lynchburg, Virginia
Lynchburg, Virginia 24504                                Vice President of
                                                          FBP Contrarian
                                                         Equity Fund and
                                                          FBP Contrarian
                                                           Balanced Fund

*Charles M. Caravati, Jr. (age 65)          Since             Trustee        Retired  physician;  retired President of       10
931 Broad Street Road                     June 1991                          Dermatology Associates of Virginia, P.C.
Manakin-Sabot, Virginia 23103

*Richard Mitchell (age 53)                  Since             Trustee;       Principal  of T.  Leavell  &  Associates,       10
150 Government Street                     June 1991       President of The   Inc., Mobile, Alabama
Mobile, Alabama 36602                                    Government Street
                                                              Funds

Independent Trustees:

J. Finley Lee, Jr. (age 62)                 Since             Trustee        Julian    Price    Professor    Emeritus,       10
200 Westminster Drive                   September 1988                       University of North Carolina;  Trustee of
Chapel Hill, North Carolina 27514                                            Albemarle  Investment  Trust  (registered
                                                                             investment company)

Richard L. Morrill (age 63)                 Since             Trustee        Chancellor and  Distinguished  University       10
G19 Boatwright Library                    March 1993                         Professor   of  Ethics   and   Democratic
Richmond, Virginia 23173                                                     Values  at the  University  of  Richmond;
                                                                             Director  of  Tredegar  Industries,  Inc.
                                                                             (plastics   manufacturer)  and  Albemarle
                                                                             Corporation   (polymers   and   chemicals
                                                                             manufacturer)

Harris V. Morrissette (age 42)             Since              Trustee        President  of Marshall  Biscuit Co. Inc.;       10
100 Jacintoport Boulevard                 March 1993                         Chairman   of   Azalea   Aviation,   Inc.
Saraland, Alabama 36571                                                      (airplane    fueling);     Director    of
                                                                             BancTrust  Financial  Group,  Inc.  (bank
                                                                             holding company) and EnergySouth, Inc.

Erwin H. Will, Jr. (age 69)                Since              Trustee        Retired Managing  Director of Equities of       10
47 Willway Avenue                        July 1997                           Virginia    Retirement   Systems   (state
Richmond, Virginia 23226                                                     pension fund)

Samuel B. Witt III (age 66)                 Since             Trustee        Senior   Vice   President   and   General       10
2300 Clarendon Boulevard, Suite 407      November 1988                       Counsel  of  Stateside  Associates,  Inc.
Arlington, Virginia 22201                                                    (state  government  relations);  Director
                                                                             of  The   Swiss   Helvetia   Fund,   Inc.
                                                                             (closed-end investment company)



Executive Officers:
John P. Ackerly IV (age 39)               Since          Vice President of         First Vice President of Davenport & Company,
One James Center, 901 E. Cary Street  November 1997   The Davenport Equity Fund    LLC, Richmond, Virginia
Richmond, Virginia 23219

Joseph L. Antrim III (age 57)             Since              President of          Executive Vice President of Davenport & Company
One James Center, 901 E. Cary Street  November 1997   The Davenport Equity Fund    LLC, Richmond, Virginia
Richmond, Virginia 23219

Charles M. Caravati III (age 36)          Since             President of           Managing Director of Lowe, Brockenbrough &
1802 Bayberry Court, Suite 400        January 1996   The Jamestown Balanced Fund,  Company, Inc., Richmond, Virginia
Richmond, Virginia 23226                             The Jamestown Equity Fund and
                                                     The Jamestown International
                                                            Equity Fund

Robert G. Dorsey (age 45)                Since            Vice President           Managing Director of Ultimus Fund Solutions,
135 Merchant Street, Suite 230        November 2000                                LLC (a registered transfer agent) and Ultimus
Cincinnati, Ohio 45246                                                             Fund Distributors, LLC (a registered broker-
                                                                                   dealer); formerly President of Countrywide Fund
                                                                                   Services, Inc. (a mutual fund services company)

John M. Flippin (age 60)                 Since        President of FBP Contrarian  Principal of Flippin, Bruce & Porter, Inc.,
800 Main Street                       September 1988     Equity Fund and FBP       Lynchburg, Virginia
Lynchburg, Virginia 24504                             Contrarian Balanced Fund


Beth Ann Gustafson (age 43)              Since             President of            Vice President of Lowe, Brockenbrough & Company,
1802 Bayberry Court, Suite 400        March 1995      The Jamestown Tax Exempt     Inc., Richmond Virginia
Richmond, Virginia 23226                                  Virginia Fund

Timothy S. Healey (age 49)               Since          Vice President of          Principal of T. Leavell & Associates, Inc.,
600 Luckie Drive, Suite 305           January 1995   The Alabama Tax Free Bond     Mobile, Alabama
Birmingham, Alabama 35223                                    Fund

J. Lee Keiger III (age 47)               Since          Vice President of          Senior Vice President of Davenport & Company,
One James Center, 901 E. Cary Street  November 1997   The Davenport Equity Fund    LLC, Richmond, Virginia
Richmond, Virginia 23219

R. Gregory Porter III (age 61)           Since         Vice President of FBP       Principal of Flippin, Bruce & Porter, Inc.,
800 Main Street                       September 1988  Contrarian Equity Fund and   Lynchburg, Virginia
Lynchburg, Virginia 24504                              FBP Contrarian Balanced
                                                                Fund

Mark J. Seger (age 40)                   Since              Treasurer              Managing Director of Ultimus Fund Solutions, LLC
135 Merchant Street, Suite 230        November 2000                                and Ultimus Fund Distributors, LLC; formerly
Cincinnati, Ohio 45246                                                             First  Vice  President of  Countrywide  Fund
                                                                                   Services, Inc.

John F. Splain  (age 45)                 Since              Secretary              Managing Director of Ultimus Fund Solutions, LLC
135 Merchant Street, Suite 230        November 2000                                and Ultimus Fund Distributors, LLC; formerly
Cincinnati, Ohio 45246                                                             First Vice President and Secretary of Countrywide
                                                                                   Fund Services, Inc. and affiliated companies

Connie R. Taylor (age 51)               Since           Vice President of          Account Administrator of Lowe, Brockenbrough  &
1802 Bayberry Court, Suite 400         March 1993     The Jamestown Balanced Fund  Company, Inc., Richmond, Virginia
Richmond, Virginia 23226                             and The Jamestown Equity Fund

Lawrence B. Whitlock, Jr. (age 54)      Since            Vice President of         Managing  Director  of  Lowe,  Brockenbrough  &
1802 Bayberry Court, Suite 400        February 2002  The Jamestown Balanced Fund   Company, Inc., Richmond, Virginia
Richmond, Virginia 23226                            and The Jamestown Equity Fund

Coleman Wortham III (age 56)             Since            Vice President of        President  and  Chief  Executive  Officer  of
One James Center, 901 E. Cary St.     November 1997   The Davenport Equity Fund    Davenport & Company, LLC,  Richmond,  Virginia
Richmond, Virginia 23219


* Austin Brockenbrough III, John T. Bruce and Richard Mitchell, as affiliated persons of investment advisers to the Trust, are "interested persons" of the Trust within the meaning of Section 2(a)(19) of the 1940 Act. Charles
     M. Caravati, Jr. is the father of Charles M. Caravati III, and is an affiliated person of the Trust by virtue of such relationship.

     BOARD COMMITTEES. The Board of Trustees has established the following standing committees. The members of each Committee are J. Finley Lee, Jr., Richard L. Morrill, Harris V. Morrissette, Erwin H. Will, Jr. and Samuel B. Witt III.

     o Audit Committee, which oversees the Trust's accounting and financial reporting policies and the independent audit of its financial statements. The Audit Committee held three meetings during the fiscal year ended March 31, 2002.

     o Nominating Committee, which is responsible for nominating any future Trustees of the Trust who are not "interested persons" of the trust. The Nominating Committee did not meet during the fiscal year ended March 31, 2002. The Audit Committee does not currently consider for nomination candidates proposed by shareholders for election as Trustees.

     TRUSTEES' OWNERSHIP OF FUND SHARES. The following table shows each Trustee's beneficial ownership of shares of the Funds and, on an aggregate basis, of shares of all funds within the complex overseen by the Trustee. Information is provided as December 31, 2001.


                                                                             Aggregate Dollar
                                                                     Range of Shares of All Registered
                                       Dollar Range of               Investment Companies Overseen by
                                  Shares of the Funds Owned            Trustee in Family of Investment
 Name of Trustee                         by Trustee                              Companies
------------------------------------- ----------------------------------- -----------------------------
Austin Brockenbrough III                    None                               Over $100,000
John T. Bruce                               None                               Over $100,000
Charles M. Caravati, Jr.                    None                               Over $100,000
Richard Mitchell                        Over $100,000                          Over $100,000
J. Finley Lee, Jr.                    $10,001--$50,000                         Over $100,000
Richard L. Morrill                          None                               Over-$100,000
Harris V. Morrissette                   Over $100,000                          Over $100,000
Erwin H. Will, Jr.                          None                               Over $100,000
Samuel B. Witt III                          None                               $1--$10,000


     TRUSTEE COMPENSATION. No director, officer or employee of an investment adviser or principal underwriter of the Trust will receive any compensation from the Trust for serving as an officer or Trustee of the Trust. Each Trustee who is not affiliated with an investment adviser or principal underwriter of the Trust receives from the Trust an annual retainer of $8,000, payable quarterly, plus a fee of $1,500 for attendance at each meeting of the Board of Trustees and

$1,000 for attendance at each meeting of any committee thereof, plus reimbursement of travel and other expenses incurred in attending meetings. The following table provides compensation amounts paid during the fiscal year ended March 31, 2002 to Trustees who are not affiliated with an investment adviser or principal underwriter of the Trust:


                                 Aggregate          Pension or       Estimated Annual     Total Compensation
                                Compensation        Retirement         Benefits Upon      From the Funds and
Trustee                        From the Funds    Benefits Accrued       Retirement           Fund Complex
----------------------------- ----------------- ------------------- -------------------- -------------------------------

Charles M. Caravati, Jr.          $ 3,750              None                None               $ 12,500
J. Finley Lee, Jr.                  5,100              None                None                 17,000
Richard L. Morrill                  5,100              None                None                 17,000
Harris V. Morrissette               5,100              None                None                 17,000
Erwin H. Will, Jr.                  5,100              None                None                 17,000
Samuel B. Witt III                  5,550              None                None                 18,500


                        PRINCIPAL HOLDERS OF FUND SHARES

As of July 1, 2002, the Trustees and officers of the Trust as a group owned beneficially (i.e., had voting and/or investment power) less than 1% of the then-outstanding shares of each Fund.

As of July 1, 2002, Charles Schwab & Co., Inc., 101 Montgomery Street, San Francisco, California 94104, owned of record 58.9% of the then-outstanding shares of the Equity Fund, 52.3% of the then-outstanding shares of the Bond Fund and 45.7% of the then-outstanding shares of the Alabama Tax Free Fund. As a result, Charles Schwab & Co., Inc. may be deemed to control the Funds.

As of July 1, 2002, Saltco, P.O. Box 469, Brewton, Alabama 36427, owned of record 15.8% of the then-outstanding shares of the Equity Fund, 11.2% of the then-outstanding shares of the Bond Fund and 18.2% of the then-outstanding shares of the Alabama Tax Free Fund; and Mr. John R. Miller, Jr. was the beneficial owner of 15.0% of the then-outstanding shares of the Alabama Tax Free Fund.

                               INVESTMENT ADVISER

T. Leavell & Associates, Inc. (the "Adviser") supervises each Fund's investments pursuant to an Investment Advisory Agreement (the "Advisory Agreement") described in the Prospectus. The Advisory Agreement is effective until April 1, 2003 and will be renewed thereafter for one year periods only so long as such renewal and continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Funds' outstanding voting securities, provided the continuance is also approved by a majority of the Trustees who are not "interested persons" of the Trust or the Adviser by vote cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement is terminable without penalty on sixty days notice by the Board of Trustees of the Trust or by the Adviser. The Advisory Agreement provides that it will terminate automatically in the event of its assignment.


Compensation of the Adviser with respect to the Equity Fund, based upon the Fund's average daily net assets, is at the following annual rates: on the first $100 million, 0.60%; and on assets over $100 million, 0.50%. For the fiscal years ended March 31, 2002, 2001 and 2000, the Equity Fund paid the Adviser advisory fees of $594,837, $673,767 and $606,159, respectively.

Compensation of the Adviser with respect to the Bond Fund, based upon the Fund's average daily net assets, is at the following annual rates: on the first $100 million, 0.50%; and on assets over $100 million, 0.40%. For the fiscal years ended March 31, 2002, 2001 and 2000, the Bond Fund paid the Adviser advisory fees of $258,594, $235,819 and $221,781, respectively.

Compensation of the Adviser with respect to the Alabama Tax Free Fund, based upon the Fund's average daily net assets, is at the following annual rates: on the first $100 million, 0.35%; and on assets over $100 million, 0.25%. For the fiscal years ended March 31, 2002, 2001 and 2000, the Alabama Tax Free Fund paid the Adviser advisory fees of $86,556 (which was net of voluntary fee waivers of $17,551), $74,278 (which was net of voluntary fee waivers of $14,865) and $62,822 (which was net of voluntary fee waivers of $15,400), respectively.

The Adviser, organized as an Alabama corporation in 1979, is controlled by Thomas W. Leavell, Richard Mitchell and Dorothy G. Gambill. In addition to acting as adviser to the Funds, the Adviser also provides investment advice to corporations, trusts, pension and profit sharing plans, other business and institutional accounts, and individuals.


The Adviser provides a continuous investment program for the Funds, including investment research and management with respect to all securities, investments, cash and cash equivalents of the Funds. The Adviser determines what securities and other investments will be purchased, retained or sold by the Funds, and does so in accordance with the investment objectives and principal strategies of the Funds as described herein and in the Prospectus. The Adviser places all securities orders for the Funds, determining with which broker, dealer, or issuer to place the orders. The Adviser must adhere to the brokerage policies of the Funds in placing all orders, the substance of which policies are that the Adviser must seek at all times the most favorable price and execution for all securities brokerage transactions. The Adviser also provides, at its own expense, certain executive officers to the Trust, and pays the entire cost of distributing Fund shares. The Adviser may compensate dealers or others based on sales of shares of the Funds to clients of such dealers or others or based on the average balance of all accounts in the Funds for which such dealers or others are designated as the person responsible for the account.


In approving the most recent annual continuance of the Advisory Agreement, the Trustees considered all information they deemed reasonably necessary to evaluate the terms of the Advisory Agreement. The principal areas of review by the Trustees were the nature and quality of the services provided by the Adviser and the reasonableness of the fees charged for those services. These matters were considered by the Independent Trustees meeting with experienced counsel that is independent of the Adviser.

The Trustees' evaluation of the quality of the Adviser's services took into account their knowledge and experience gained through meetings with and reports of the Adviser's senior management over the course of the preceding year. Both short-term and long-term investment performance of the Funds were considered. The Funds' current and longer-term performance were compared to their performance benchmark and to that of competitive funds and other funds with similar investment objectives. The Trustees also considered the scope and quality of the in-house capabilities of the Adviser and other resources dedicated to performing services for the Funds. The quality of administrative and other services, including the Adviser's role in coordinating the activities of the Funds' other service providers, were considered in light of the Funds' compliance with investment policies and applicable laws and regulations and of related reports by management and the Funds' independent public accountants in periodic meetings with the Trust's Audit Committee. The Trustees also considered the business reputation of the Adviser and its financial resources.

In  reviewing  the fees  payable  under the  Advisory  Agreement,  the  Trustees compared the fees and overall expense levels of the Funds with those of competitive funds and other funds with similar investment objectives. The Trustees considered information provided by the Adviser concerning the Adviser's profitability with respect to each Fund, including the assumptions and methodology used in preparing the profitability information, in light of applicable case law relating to advisory fees. For these purposes, the Trustees took into account not only the fees paid by the Funds, but also so-called "fallout benefits" to the Adviser, such as the benefits of research made available to the Adviser by reason of brokerage commissions generated by the Funds' securities transactions. In evaluating the Funds' advisory fees, the Trustees also took into account the complexity and quality of the investment management of the Funds.

No single factor was considered in isolation or to be determinative to the decision of the Trustees to approve continuance of the Advisory Agreement. Rather the Trustees concluded, in light of a weighing and balancing of all factors considered, that it was in the best interest of each Fund to continue the Advisory Agreement without modification to its terms, including the fees charged for services thereunder.

                                  ADMINISTRATOR

The Trust retains Ultimus Fund Solutions, LLC (the "Administrator"), 135 Merchant Street, Suite 230, Cincinnati, Ohio 45246, to provide the Funds with administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services. The Administrator maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of each Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. The Administrator also provides accounting and pricing services to the Funds and supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services. The Administrator supervises the preparation of tax returns, reports to shareholders of the Funds, reports to and filings with the Securities and Exchange Commission and state securities commissions, and materials for meetings of the Board of Trustees.

For the performance of these services, each of the Equity Fund and the Alabama Tax Free Fund pays the Administrator a fee at the annual rate of 0.15% of the average value of its daily net assets up to $25 million, 0.125% of such assets from $25 million to $50 million and 0.10% of such assets in excess of $50 million; and the Bond Fund pays the Administrator a fee at the annual rate of 0.075% of the average value of its daily net assets up to $200 million and 0.05% of such assets in excess of $200 million. In addition, the Funds pay out-of-pocket expenses, including but not limited to, postage, envelopes, checks, drafts, forms, reports, record storage, communication lines and all costs of external pricing services.

Prior to November 6, 2000, Integrated Fund Services, Inc. ("Integrated") provided the Funds with administrative, accounting and pricing, dividend disbursing, shareholder servicing and transfer agent services. Integrated is a wholly-owned indirect subsidiary of The Western and Southern Life Insurance Company.


For the fiscal years ended March 31, 2002, 2001 and 2000, the Equity Fund paid fees to the Administrator and/or Integrated of $117,880, $156,048 and $170,044, respectively; the Bond Fund paid fees to the Administrator and/or Integrated of $38,793, $35,149 and $33,179, respectively; and the Alabama Tax Free Fund paid fees to the Administrator and/or Integrated of $43,465, $36,868 and $33,491, respectively.


                                   DISTRIBUTOR

Ultimus Fund Distributors, LLC (the "Distributor"), 135 Merchant Street, Suite 230, Cincinnati, Ohio 45246, serves as principal underwriter for the Funds pursuant to a Distribution Agreement. Shares are sold on a continuous basis by the Distributor. The Distributor has agreed to use its best efforts to solicit orders for the sale of Fund shares, but it is not obliged to sell any particular amount of shares. The Distribution Agreement provides that, unless sooner terminated, it will continue in effect so long as such continuance is approved at least annually (i) by the Board of Trustees or a vote of a majority of the outstanding shares, and (ii) by a majority of the Trustees who are not "interested persons" of the Trust or of the Distributor by vote cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement may be terminated by the Funds at any time, without the payment of any penalty, by vote of a majority of the Board of Trustees of the Trust or by vote of a majority of the outstanding shares of the Funds on sixty days written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on sixty days written notice to the Trust. The
Distribution Agreement will automatically terminate in the event of its assignment. The Distributor is an affiliate of the Administrator, and Robert G. Dorsey, Mark J. Seger and John F. Splain are each Managing Directors of the Distributor and officers of the Trust.

                                 OTHER SERVICES

The firm of Tait, Weller & Baker, Eight Penn Center Plaza, Suite 800, Philadelphia, Pennsylvania 19103, has been retained by the Board of Trustees to perform an independent audit of the books and records of the Trust, to review the Funds' federal and state tax returns and to consult with the Trust as to matters of accounting and federal and state income taxation.


The Custodian of the Funds' assets is U.S. Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202. The Custodian holds all cash and securities of the Funds (either in its possession or in its favor through "book entry systems" authorized by the Trustees in accordance with the 1940 Act), collects all income and effects all securities transactions on behalf of the Funds.

                                    BROKERAGE

It is the Funds' practice to seek the best price and execution for all portfolio securities transactions. The Adviser (subject to the general supervision of the Board of Trustees) directs the execution of the Funds' portfolio transactions.

The Bond Fund's and the Alabama Tax Free Fund's fixed income portfolio transactions will normally be principal transactions executed in over-the-counter markets and will be executed on a "net" basis, which may include a dealer markup. The Equity Fund's common stock portfolio transactions will normally be exchange traded and will be effected through broker-dealers who will charge brokerage commissions. Options would also normally be exchange traded involving the payment of commissions. With respect to securities traded only in the over-the-counter market, orders will be executed on a principal basis with primary market makers in such securities except where better prices or executions may be obtained on an agency basis or by dealing with other than a primary market maker.


For the fiscal years ended March 31, 2002, 2001 and 2000, the total amount of brokerage commissions paid by the Equity Fund was $38,181, $13,820 and $32,348, respectively. No brokerage commissions were paid by the Bond Fund or the Alabama Tax Free Fund for the last three fiscal years.


Subject to the requirements of the 1940 Act and procedures adopted by the Board of Trustees, the Funds may execute portfolio transactions through any broker or dealer and pay brokerage commissions to a broker (i) which is an affiliated person of the Trust, or (ii) which is an affiliated person of such person, or
(iii) an affiliated person of which is an affiliated person of the Trust or the Adviser.

While there is no formula, agreement or undertaking to do so, the Adviser may allocate a portion of the Funds' brokerage commissions to persons or firms providing the Adviser and/or the Funds with research services, which may typically include, but are not limited to, investment recommendations, financial, economic, political, fundamental and technical market and interest rate data, and other statistical or research services. Much of the information so obtained may also be used by the Adviser for the benefit of the other clients it may have. Conversely, the Funds may benefit from such transactions effected for the benefit of other clients. In all cases, the Adviser is obligated to effect transactions for the Funds based upon obtaining the most favorable price and execution. Factors considered by the Adviser in determining whether the Funds will receive the most favorable price and execution include, among other things: the size of the order, the broker's ability to effect and settle the transaction promptly and efficiently and the Adviser's perception of the broker's reliability, integrity and financial condition.


As of March 31, 2002, the Equity Fund held equity securities issued by the parent company of Charles Schwab & Co., Inc. (the market value of which was $392,700); and the Bond Fund held debt securities issued by the parent companies of Merrill Lynch, Pierce, Fenner & Smith, Incorporated (the market value of which was $1,803,660) and Salomon Smith Barney Inc. (the market value of which was $618,602). Charles Schwab & Co., Inc., Merrill Lynch, Pierce, Fenner & Smith, Incorporated and Salomon Smith Barney Inc. are three of the Trust's "regular broker-dealers" as defined in the 1940 Act.

CODE OF ETHICS. The Trust, the Adviser and the Distributor have adopted Codes of Ethics under Rule 17j-1 of the 1940 Act which permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the Funds. The Codes of Ethics adopted by the Trust, the Adviser and the Distributor are on public file with, and are available from, the SEC.

                          SPECIAL SHAREHOLDER SERVICES

As noted in the Prospectus, the Funds offer the following shareholder services:

REGULAR ACCOUNT. The regular account allows for voluntary investments to be made at any time. Available to individuals, custodians, corporations, trusts, estates, corporate retirement plans and others, investors are free to make additions and withdrawals to or from their account as often as they wish. When an investor makes an initial investment in the Funds, a shareholder account is opened in accordance with the investor's registration instructions. Each time there is a transaction in a shareholder account, such as an additional investment or the reinvestment of a dividend or distribution, the shareholder will receive a statement showing the current transaction and all prior transactions in the shareholder account during the calendar year to date.

AUTOMATIC INVESTMENT PLAN. The automatic investment plan enables shareholders to make regular monthly or quarterly investment in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Administrator will automatically charge the checking account for the amount specified ($100 minimum) which will be automatically invested in shares at the public offering price on or about the last business day of the month or quarter. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Administrator.

SYSTEMATIC WITHDRAWAL PLAN. Shareholders owning shares with a value of $10,000 or more may establish a Systematic Withdrawal Plan. A shareholder may receive monthly or quarterly payments, in amounts of not less than $100 per payment, by authorizing the Funds to redeem the necessary number of shares periodically (each month, or quarterly in the months of March, June, September and December). Checks will be made payable to the designated recipient and mailed within three business days of the valuation date. If the designated recipient is other than the registered shareholder, the signature of each shareholder must be guaranteed on the application (see the Prospectus under the heading "Signature Guarantees"). A corporation (or partnership) must also submit a "Corporate Resolution" (or "Certification of Partnership") indicating the names, titles and required number of signatures authorized to act on its behalf. The application must be signed by a duly authorized officer(s) and the corporate seal affixed.
No redemption fees are charged to shareholders under this plan. Costs in conjunction with the administration of the plan are borne by the Funds. Shareholders should be aware that such systematic withdrawals may deplete or use up entirely their initial investment and may result in realized long-term or short-term capital gains or losses. The Systematic Withdrawal Plan may be terminated at any time by the Funds upon sixty days' written notice or by a shareholder upon written notice to the Funds. Applications and further details may be obtained by calling the Funds at 1-866-738-1125, or by writing to:

                           The Government Street Funds
                              Shareholder Services
                                 P.O. Box 46707
                           Cincinnati, Ohio 45246-0707

PURCHASES IN KIND. The Funds may accept securities in lieu of cash in payment for the purchase of shares of the Funds. The acceptance of such securities is at the sole discretion of the Adviser based upon the suitability of the securities accepted for inclusion as a long term investment of the Funds, the marketability of such securities, and other factors which the Adviser may deem appropriate. If accepted, the securities will be valued using the same criteria and methods as described in "How Net Asset Value is Determined" in the Prospectus.

REDEMPTIONS IN KIND. The Funds do not intend, under normal circumstances, to redeem their securities by payment in kind. It is possible, however, that conditions may arise in the future which would, in the opinion of the Trustees, make it undesirable for the Funds to pay for all redemptions in cash. In such case, the Board of Trustees may authorize payment to be made in portfolio securities or other property of the Funds. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the net asset value per share. Shareholders receiving them would incur brokerage costs when these securities are sold. An irrevocable election may be filed under Rule 18f-1 of the 1940 Act, wherein each Fund commits itself to pay redemptions in cash, rather than in kind, to any shareholder of record of the Funds who redeems during any ninety day period, the lesser of (a) $250,000 or (b) one percent (1%) of a Fund's net assets at the beginning of such period.

TRANSFER OF REGISTRATION. To transfer shares to another owner, send a written request to the Funds at the address shown herein. Your request should include the following: (1) the Fund name and existing account registration; (2) signature(s) of the registered owner(s) exactly as the signature(s) appear(s) on the account registration; (3) the new account registration, address, social security or taxpayer identification number and how dividends and capital gains are to be distributed; (4) signature guarantees (see the Prospectus under the heading "Signature Guarantees"); and (5) any additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call or write the Funds.

                               PURCHASE OF SHARES

The purchase price of shares of each Fund is the net asset value next determined after the order is received. An order received prior to the close of the regular session of trading on the New York Stock Exchange (the "Exchange"), generally 4:00 p.m. Eastern time, will be executed at the price computed on the date of receipt; and an order received after that time will be executed at the price computed on the next Business Day. An order to purchase shares is not binding on the Funds until confirmed in writing (or unless other arrangements have been made with the Funds, for example in the case of orders utilizing wire transfer of funds) and payment has been received.

Due to Internal Revenue Service ("IRS") regulations, applications without social security or tax identification numbers will not be accepted. If, however, you have already applied for a social security or tax identification number at the time of completing your account application, the application should so indicate. The Funds are required to, and will, withhold taxes on all distributions and redemption proceeds if the number is not delivered to the Funds within 60 days.

Each Fund reserves the right in its sole discretion (i) to suspend the offering of its shares, (ii) to reject purchase orders when in the judgment of management such rejection is in the best interest of the Fund and its shareholders, and
(iii) to reduce or waive the minimum for initial and subsequent investments under circumstances where certain economies can be achieved in sales of Fund shares.

EMPLOYEES AND AFFILIATES OF THE FUNDS. The Funds have adopted initial investment minimums for the purpose of reducing the cost to the Funds (and consequently to the shareholders) of communicating with and servicing their shareholders. However, a reduced minimum initial investment requirement of $1,000 applies to Trustees, officers and employees of the Funds, the Adviser and certain parties related thereto, including clients of the Adviser or any sponsor, officer, committee member thereof, or the immediate family of any of them. In addition, accounts having the same mailing address may be aggregated for purposes of the minimum investment if they consent in writing to share a single mailing of shareholder reports, proxy statements (but each such shareholder would receive his/her own proxy) and other Fund literature.

                              REDEMPTION OF SHARES

Each Fund may suspend redemption privileges or postpone the date of payment (i) during any period that the Exchange is closed, or trading on the Exchange is restricted as determined by the Securities and Exchange Commission (the "Commission"), (ii) during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or to fairly determine the value of its assets, and (iii) for such other periods as the Commission may permit.

No charge is made by the Funds for redemptions, although the Trustees could impose a redemption charge in the future. Any redemption may be for more or less than the shareholder's cost depending on the market value of the securities held by the Funds.

There is currently no charge by the Funds for wire redemptions. However, the Funds reserve the right, upon thirty days' written notice, to make reasonable charges for wire redemptions. All charges will be deducted from your account by redemption of shares in your account. Your bank or brokerage firm may also impose a charge for processing the wire. In the event that wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.

                          NET ASSET VALUE DETERMINATION

Under the 1940 Act, the Trustees are responsible for determining in good faith the fair value of the securities and other assets of the Funds, and they have adopted procedures to do so, as follows. The net asset value of each Fund is determined as of the close of the regular session of trading on the Exchange (currently 4:00 p.m. Eastern time) on each "Business Day." A Business Day means any day, Monday through Friday, except for the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Fourth of July, Labor Day, Thanksgiving Day and Christmas. Net asset value per share is determined by dividing the total value of all Fund securities and other assets, less liabilities, by the total number of shares then outstanding. Net asset value includes interest on fixed income securities, which is accrued daily.

                          ALLOCATION OF TRUST EXPENSES

Each Fund pays all of its own expenses not assumed by the Adviser or the Administrator, including, but not limited to, the following: custodian, shareholder servicing, stock transfer and dividend disbursing expenses; clerical employees and junior level officers of the Trust as and if approved by the Board of Trustees; taxes; expenses of the issuance and redemption of shares (including registration and qualification fees and expenses); costs and expenses of membership and attendance at meetings of certain associations which may be deemed by the Trustees to be of overall benefit to each Fund and its shareholders; legal and auditing expenses; and the cost of stationery and forms prepared exclusively for the Funds. General Trust expenses are allocated among the series, or funds, on a fair and equitable basis by the Board of Trustees, which may be based on relative net assets of each fund (on the date the expense is paid) or the nature of the services performed and the relative applicability to each fund.

                           ADDITIONAL TAX INFORMATION

TAXATION OF THE FUNDS. Each Fund intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Among its requirements to qualify under Subchapter M, each Fund must distribute annually at least 90% of its net investment income. In addition to this distribution requirement, each Fund must (1) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the disposition of stock or securities, and certain other income; and (2) diversify its holdings so that at the end of each quarter of its taxable year the following two conditions are met: (a) at least 50% of the value of the Fund's total assets is represented by cash, U.S. Government securities, securities of other regulated investment companies and other securities (for this purpose such other securities will qualify only if the Fund's investment is limited in respect to any issuer to an amount not greater than 5% of the Fund's total assets and 10% of the outstanding voting securities of such issuer) and (b) not more than 25% of the value of the Fund's assets is invested in securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies).

While the above requirements are aimed at qualification of the Funds as regulated investment companies under Subchapter M of the Code, the Funds also intend to comply with certain requirements of the Code to avoid liability for federal income and excise tax. If the Funds remain qualified under Subchapter M, they will not be subject to federal income tax to the extent they distribute their taxable net investment income and net realized capital gains. A nondeductible 4% federal excise tax will be imposed on each Fund to the extent it does not distribute at least 98% of its ordinary taxable income for a calendar year, plus 98% of its capital gain net taxable income for the one year period ending each October 31, plus certain undistributed amounts from prior years. While each Fund intends to distribute its taxable income and capital gains in a manner so as to avoid imposition of the federal excise and income taxes, there can be no assurance that the Funds indeed will make sufficient distributions to avoid entirely imposition of federal excise or income taxes.


Each Fund's net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Capital losses may be carried forward to offset any capital gains for eight years, after which any undeducted capital loss remaining is lost as a deduction. As of March 31, 2002, the Equity Fund had capital loss carryforwards for federal income tax purposes of $277,085, which expire March 31, 2009. As of March 31, 2002, the Bond Fund had capital loss carryforwards for federal income tax purposes of $1,035,105, of which $64,123 expire March 31, 2003, $106,397 expire March 31, 2004, $129,539 expire March 31, 2005, $126,569 expire March 31, 2006, $106,011 expire March 31, 2007, $220,187 expire March 31,
2008,  $195,097  expire March 31, 2009 and $87,182  expire March 31, 2010. As of
March 31, 2002, the Alabama Tax Free Fund had capital loss carryforwards for federal income tax purposes of $174,507, of which $115,762 expire March 31, 2004, $347 expire March 31, 2007 and $58,398 expire March 31, 2009. In addition, the Equity Fund, the Bond Fund and the Alabama Tax Free Fund had net realized capital losses of $464,737, $67,268 and $1,458, respectively, during the period November 1, 2001 through March 31, 2002, which are treated for federal income tax purposes as rising during the Funds' tax year ending March 31, 2003. These capital loss carryforwards and "post-October" losses may be utilized in future years to offset net realized capital gains prior to distributing such gains to shareholders.


Should additional series, or funds, be created by the Trustees, each fund would be treated as a separate tax entity for federal income tax purposes.

TAX STATUS OF THE FUNDS' DIVIDENDS AND DISTRIBUTIONS. Dividends paid by the Funds derived from net investment income or net short-term capital gains are taxable to shareholders as ordinary income, whether received in cash or reinvested in additional shares. Distributions, if any, of long-term capital gains are taxable to shareholders as long-term capital gains, whether received in cash or reinvested in additional shares, regardless of how long Fund shares have been held. For information on "backup" withholding, see "Purchase of Shares" above.

For corporate shareholders, the dividends received deduction, if applicable, should apply to a portion of the dividends paid by each of the Balanced Fund and the Equity Fund. Each Fund will send shareholders information each year on the tax status of dividends and disbursements. A dividend or capital gains distribution paid shortly after shares have been purchased, although in effect a return of investment, is subject to federal income taxation. Dividends from net investment income, along with capital gains, will be taxable to shareholders, whether received in cash or shares and no matter how long you have held Fund shares, even if they reduce the net asset value of shares below your cost and thus in effect result in a return of a part of your investment.

With respect to the Alabama Tax Free Fund, since federal and Alabama income tax laws exempt income from qualifying municipal bond obligations, income dividends attributable to such obligations are exempt from such taxes. A report will be distributed to each shareholder as of December 31st of each year outlining the percentage of income dividends which qualify for such tax exemptions.

For federal income tax purposes, any loss upon the sale of shares of the Funds held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributions received by the shareholder. In addition, any loss upon the sale of Fund shares held for six months or less will be disallowed for both federal and Alabama income tax purposes to the extent of any dividends received by the shareholder exempt from federal income tax, even though, in the case of Alabama, some portion of such dividends actually may have been subject to Alabama income tax.

                            CAPITAL SHARES AND VOTING

The Funds are no-load series of the Williamsburg Investment Trust (the "Trust"), an open-end management investment company organized as a Massachusetts business trust in July 1988. The Board of Trustees has overall responsibility for management of the Funds under the laws of Massachusetts governing the responsibilities of trustees of business trusts.

Shares of the Funds, when issued, are fully paid and non-assessable and have no preemptive or conversion rights. Shareholders are entitled to one vote for each full share and a fractional vote for each fractional share held. Shares have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees and, in this event, the holders of the remaining shares voting will not be able to elect any Trustees. The Trustees will hold office indefinitely, except that:
(1) any Trustee may resign or retire and (2) any Trustee may be removed with or without cause at any time (a) by a written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; or (b) by vote of shareholders holding not less than two-thirds of the outstanding shares of the Trust, cast in person or by proxy at a meeting called for that purpose; or (c) by a written declaration signed by shareholders holding not less than two-thirds of the outstanding shares of the Trust and filed with the Trust's custodian. Shareholders have certain rights, as set forth in the Declaration of Trust, including the right to call a meeting of the shareholders for the purpose of voting on the removal of one or more Trustees. Shareholders holding not less than ten percent (10%) of the shares then outstanding may require the Trustees to call such a meeting and the Trustees are obligated to provide certain assistance to shareholders desiring to communicate with other shareholders in such regard (e.g., providing access to shareholder lists, etc.). In case a vacancy or an anticipated vacancy shall for any reason exist, the vacancy shall be filled by the affirmative vote of a majority of the remaining Trustees, subject to the provisions of Section 16(a) of the 1940 Act. The Trust does not expect to have an annual meeting of shareholders.


The Declaration of Trust of the Trust currently provides for the shares of ten funds, or series, to be issued. Shares of all ten series have currently been issued, in addition to the Funds: shares of The Jamestown Balanced Fund, The Jamestown Equity Fund, The Jamestown International Equity Fund and The Jamestown Tax Exempt Virginia Fund, which are managed by Lowe, Brockenbrough & Company, Inc. of Richmond, Virginia; shares of the FBP Contrarian Equity Fund and the FBP Contrarian Balanced Fund, which are managed by Flippin, Bruce & Porter, Inc. of Lynchburg, Virginia; and shares of The Davenport Equity Fund, which is managed by

Davenport & Company LLC of Richmond, Virginia. The Trustees are permitted to create additional series, or funds, at any time.


Upon liquidation of the Trust or a particular Fund of the Trust, holders of the outstanding shares of the Fund being liquidated shall be entitled to receive, in proportion to the number of shares of the Fund held by them, the excess of that Fund's assets over its liabilities. Each outstanding share is entitled to one vote for each full share and a fractional vote for each fractional share, on all matters which concern the Trust as a whole. On any matter submitted to a vote of shareholders, all shares of the Trust then issued and outstanding and entitled to vote, irrespective of the Fund, shall be voted in the aggregate and not by Fund, except (i) when required by the 1940 Act, shares shall be voted by individual Fund; and (ii) when the matter does not affect any interest of a particular Fund, then only shareholders of the affected Fund or Funds shall be entitled to vote thereon. Examples of matters which affect only a particular Fund could be a proposed change in the fundamental investment objectives or policies of that Fund or a proposed change in the investment advisory agreement for a particular Fund. The shares of the Fund will have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect all of the Trustees if they so choose.

Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the Trust. The Declaration of Trust, therefore, contains provisions which are intended to mitigate such liability.

Stock certificates will not be issued for your shares. Evidence of ownership will be given by issuance of periodic account statements which will show the number of shares owned.

Prior to January 24, 1994, the Trust was called The Nottingham Investment Trust.

                         CALCULATION OF PERFORMANCE DATA

Each Fund may, from time to time, advertise certain total return information. The average annual total return of the Funds for a period is computed by finding the average compounded rates of return over the 1-, 5-, and 10-year periods (or for the periods of a Fund's operations) that would equate the initial amount invested to the ending redeemable value (after adjusting for the reinvestment of any income dividends and capital gain distributions). In particular, the average annual total return of a Fund ("T") is computed by using the redeemable value at the end of a specified period of time ("ERV") of a hypothetical initial investment of $1,000 ("P") over a period of time ("n") according to the formula P (l+T)n = ERV.

Average annual total returns may also be calculated (i) after taxes on distributions and (ii) after taxes on distributions and sale of Fund shares. Average annual total return (after taxes on distributions) is computed by finding the average annual compounded rates of return over the 1-, 5-, and 10-year periods (or for the periods of a Fund's operations) that would equate the initial amount invested to the ending value, according to the following formula: P (1+T)n = ATV, where P = a hypothetical initial payment of $1,000, T = average annual total return (after taxes on distributions), n = number of years, and ATV = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods (or fractional portion) after taxes on Fund distributions but not after taxes on redemption. Average annual total return (after taxes on distributions and sale of Fund shares) is calculated in the same manner except that the ending value of the hypothetical $1,000 payment includes the deduction of capital gains taxes resulting from the redemption or, if appropriate, an adjustment to take into account the tax benefit from any capital losses that may have resulted from the redemption. After-tax returns are calculated using the highest applicable individual federal marginal tax rate in effect on the reinvestment date of a distribution. The tax rates used correspond to the tax character of each component of the distributions (that is, the ordinary income tax rate for ordinary income distributions and the long-term capital gains rate for capital gains distributions). The tax rates may vary over the course of the measurement period. State and local tax liabilities are disregarded, as are the effect of phaseouts of certain exemptions, deductions and credits at various income levels and the impact of the federal alternative minimum income tax. Actual after-tax returns will depend on an investor's tax situation and may differ from those shown. The after-tax returns are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. The Funds' past performance, before and after taxes, is not necessarily an indication of how the Funds will perform in the future.

The table below shows each Fund's average annual total returns for periods ended March 31, 2002:

                        THE GOVERNMENT STREET EQUITY FUND

                                      One Year        Five Years       Ten Years
                                      --------        ----------       ---------
Return Before Taxes                     1.38%             9.08%          10.28%
Return After Taxes on Distributions     1.20%             8.53%           9.56%
Return After Taxes on Distributions
 and Sale of Fund Shares                0.84%             7.35%           8.44%

                         THE GOVERNMENT STREET BOND FUND

                                      One Year        Five Years       Ten Years
                                      --------        ----------       ---------
Return Before Taxes                     4.88%             6.48%           6.42%
Return After Taxes on Distributions     2.67%             3.99%           3.90%
Return After Taxes on Distributions
 and Sale of Fund Shares                2.96%             3.94%           3.90%

                         THE ALABAMA TAX FREE BOND FUND

                                                                 Since Inception
                                      One Year     Five Year     (Jan. 15, 1993)
                                      --------     ----------    ---------------
Return Before Taxes                     2.61%        4.72%           4.72%
Return After Taxes on Distributions     2.61%        4.72%           4.72%
Return After Taxes on Distributions
and Sale of Fund Shares                 3.17%        4.65%           4.65%



In addition, each Fund may advertise other total return performance data ("Nonstandardized Return"). Nonstandardized Return shows as a percentage rate of return encompassing all elements of return (i.e., income and capital appreciation or depreciation); it assumes reinvestment of all dividends and capital gain distributions. Nonstandardized Return may consist of a cumulative percentage of return, actual year-by-year rates or any combination thereof.

From time to time, each Fund may advertise its yield. A yield quotation is based on a 30-day (or one month) period and is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                          Yield = 2[(a-b/cd + 1)6 - 1]
Where:
a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends
d = the maximum offering price per share on the last day of the period


Solely for the purpose of computing yield, dividend income is recognized by accruing 1/360 of the stated dividend rate of the security each day that a Fund owns the security. Generally, interest earned (for the purpose of "a" above) on debt obligations is computed by reference to the yield to maturity of each obligation held based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day prior to the start of the 30-day (or one month) period for which yield is being calculated, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest). The yields of the Equity Fund, the Bond Fund and the Alabama Tax Free Fund for the 30 days ended March 31, 2002 were 0.44%, 4.40% and 3.43%, respectively.

The tax-equivalent yield of the Alabama Tax Free Fund is computed by using the tax-exempt yield figure and dividing by one minus the applicable tax rate. The Alabama Tax Free Fund's tax-equivalent yield for the 30 days ended March 31, 2002, based on the highest marginal combined federal and Alabama income tax rate, was 5.88%


The Funds' performance may be compared in advertisements, sales literature and other communications to the performance of other mutual funds having similar objectives or to standardized indices or other measures of investment performance. In particular, each Fund may compare its performance to the S&P 500 Index, which is generally considered to be representative of the performance of unmanaged common stocks that are publicly traded in the United States securities markets. Comparative performance may also be expressed by reference to a ranking prepared by a mutual fund monitoring service, such as Lipper, Inc. or Morningstar, Inc., or by one or more newspapers, newsletters or financial periodicals. Performance comparisons may be useful to investors who wish to compare the Funds' past performance to that of other mutual funds and investment products. Of course, past performance is not a guarantee of future results.


o LIPPER, INC. ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in net asset value over a specific period of time.

o MORNINGSTAR, INC., an independent rating service, is the publisher of the bi-weekly Mutual Fund Values. Mutual Fund Values rates more than 1,000 NASDAQ-listed mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for two weeks.

Investors may use such indices in addition to the Funds' Prospectus to obtain a more complete view of the Funds' performance before investing. Of course, when comparing the Funds' performance to any index, factors such as composition of the index and prevailing market conditions should be considered in assessing the significance of such comparisons. When comparing funds using reporting services, or total return, investors should take into consideration any relevant differences in funds such as permitted portfolio compositions and methods used to value portfolio securities and compute offering price. Advertisements and other sales literature for the Funds may quote total returns that are calculated on non-standardized base periods. The total returns represent the historic change in the value of an investment in the Funds based on monthly reinvestment of dividends over a specified period of time.

From time to time the Funds may include in advertisements and other communications information, charts, and illustrations relating to inflation and the effects of inflation on the dollar, including the purchasing power of the dollar at various rates of inflation. The Funds may also disclose from time to time information about their portfolio allocation and holdings at a particular date (including ratings of securities assigned by independent rating services such as S&P and Moody's). The Funds may also depict the historical performance of the securities in which the Funds may invest over periods reflecting a variety of market or economic conditions either alone or in comparison with alternative investments, performance indices of those investments, or economic indicators. The Funds may also include in advertisements and in materials furnished to present and prospective shareholders statements or illustrations relating to the appropriateness of types of securities and/or mutual funds that may be employed to meet specific financial goals, such as saving for retirement, children's education, or other future needs.

                        FINANCIAL STATEMENTS AND REPORTS

Pursuant to an Agreement and Plan of Reorganization, the Alabama Tax Free Fund, on April 1, 1994, succeeded to the assets and liabilities of another mutual fund of the same name (the "Predecessor Fund"), which was an investment series of Albemarle Investment Trust. The investment objectives, policies and restrictions of the Alabama Tax Free Fund and the Predecessor Fund are nearly identical and the performance information in this Statement of Additional Information for periods prior to April 1, 1994 relates to the Predecessor Fund.


The books of the Funds will be audited at least once each year by independent public accountants. Shareholders will receive annual audited and semiannual (unaudited) reports when published, and will receive written confirmation of all confirmable transactions in their account. A copy of the Annual Report will accompany the Statement of Additional Information ("SAI") whenever the SAI is requested by a shareholder or prospective investor. The financial statements of The Government Street Funds as of March 31, 2002, together with the report of the independent accountants thereon, are incorporated herein by reference to the Annual Report of the Funds.

                    =======================================
                    |                                     |
                    |                                     |
                    |                 THE                 |
                    |          GOVERNMENT STREET          |
                    |                FUNDS                |
                    |                                     |
                    |         No-Load Mutual Funds        |
                    |                                     |
                    |                                     |
                    |            Annual Report            |
                    |            March 31, 2002           |
                    |                                     |
                    |                                     |
                    |                                     |
                    =======================================



                         T. LEAVELL & ASSOCIATES, INC.
                               ===================
                               INVESTMENT ADVISER
                               ===================
                                  Founded 1979

                     ======================================
                    |                                     |
                    |  THE GOVERNMENT STREET EQUITY FUND  |
                    |                                     |
                    |    THE GOVERNMENT STREET BOND FUND  |
                    |                                     |
                    |     THE ALABAMA TAX FREE BOND FUND  |
                    |                                     |
                     ======================================

LETTER FROM THE PRESIDENT     MAY 8, 2002
================================================================================

Dear Fellow Shareholders:

We are pleased to enclose for your review the audited Annual Reports of The Government Street Funds for the year ended March 31, 2002.

THE GOVERNMENT STREET EQUITY FUND
---------------------------------

     We also are pleased to inform you that The Government Street Equity Fund achieved a positive return for its fiscal year which ended March 31, 2002. This return, 1.38%, outperformed both the 0.20% return of the S&P 500 Index and the -0.36% return of the Lipper Large Capitalization Core Index which were earned by these indices for the same period. This marks the third consecutive year in which The Government Street Equity Fund has outperformed the S&P 500 Index.

     You also will be interested and pleased to know that there were no capital gains distributions during the year ended March 31, 2002 which would have diminished the Fund's investment return on an after-tax basis.

     As investment advisors (and as investors) we are only too aware of the dismal absolute returns achieved in common stocks over the past two years - particularly in light of the extraordinary gains that were made over the 5 years prior to March 31, 2000. Those gains (the S&P 500 Index, for example, had an annualized compound rate of return of 26.7% for the 5 year period ended March 31, 2000) created an environment in which many investors' expectations became unrealistic. At the same time, the crucial element of risk seemed to have become disassociated from the decision making process with regard to investments in common stocks.

     Things are different now, though, as compared to the euphoria experienced by many stock market investors in the late 90's. As much of the excess was washed out of stock valuations with the market decline over the past two years, so too was the enthusiasm for common stocks in general. As this is being written, the headline of the "Money and Investing" section of today's Wall Street Journal reads, "Mainstreet Loses Faith in Stocks."

     We remain optimistic that this will not be the case for long. Fueled by consumer spending, our economy is rising. It appears that the world economy is recovering, as well. Interest rates are at a 40 year low; there is modest inflation; and the personal and business tax cuts which were implemented by Congress last year are now having an impact. Taken together, these factors have created an investment climate in which common stocks should prosper.

     Regardless of what may occur in the short run, we continue to be positive with respect to potential long term growth in the U.S. stock market. We also believe that The Government Street Equity Fund - with its approximately equal representation of value and growth stocks; its broad diversification across capitalization and industry sectors; its systematic approach to the selection of individual stocks; and its tax efficiency - is poised to reflect that growth in the years to come.

THE GOVERNMENT STREET BOND FUND
-------------------------------

     In an attempt to counteract slowing economic growth and the prospect of a recession, the Federal Reserve Board lowered interest rates an unprecedented 11 times during 2001. As a result, the bond market provided solid returns for investors and outperformed the stock market for the second consecutive year.

     The Government Street Bond Fund was a beneficiary of those rate reductions and achieved a total return of 4.88% for its fiscal year ended March 31, 2002. This return is in line with those of the Lehman Government Corporate
Intermediate Bond Index and the Lehman Aggregate Index which were 5.16% and 5.34%, respectively, for the same period. For the quarter ended March 31, 2002, The Government Street Bond Fund's return of 0.08% outperformed both of these same indices which actually experienced negative results.

     Recent indicators suggest that the economy is in recovery. However, the Federal Reserve Board, though having changed its economic assessment from one of weakness to neutral, met twice during the last quarter and left rates unchanged. Nevertheless, the consensus view is that the economy will be in full recovery over the second half of 2002 and that the Fed will be forced to tighten credit. The Government Street Bond Fund will move cautiously to address this concern and will be guided by its emphasis on maintaining an intermediate term average maturity.

For the year ended March 31, 2002, The Government Street Bond Fund's ratio of net investment income to average net assets was 5.06%. The Fund's average maturity was 5.3 years. Net assets of the Fund at March 31, 2002 were $53,688,458; net asset value was $20.75; and the ratio of expenses to average net assets was 0.70%.

THE  ALABAMA TAX FREE BOND FUND
-------------------------------

     The Alabama Tax Free Bond Fund achieved a total return of 2.61% for the twelve months ended March 31, 2002, and its ratio of net investment income to average net assets for the year was 4.02%. For that same period, the Lehman 5 year Municipal Bond Index experienced a total return of 3.86% and the Lipper Intermediate Term Municipal Bond Fund Index had a total return of 3.22%. Net assets of the fund were $31,603,441; and the net asset value was $10.40.

     Consistent with its intermediate term objective, the average maturity of the Fund's portfolio was 7.4 years. Approximately 60% of the individual securities were rated AAA, and the average credit quality of the portfolio was AA.

     The Alabama Tax Free Bond Fund continues to provide an attractive option for investors who are seeking stability of principal as well as income which is sheltered from Federal and Alabama income taxes.

     Thank you for your continued confidence in The Government Street Funds. Please call us if we can be of further service to you.

     Very truly yours,

     /s/ Thomas W. Leavell                   /s/ Richard Mitchell

     Thomas W. Leavell                       Richard Mitchell
     President                               President
     T. Leavell & Associates, Inc.           The Government Street Funds


                             THE GOVERNMENT STREET EQUITY FUND

Comparison  of the  Change in Value of a $10,000  Investment  in The  Government
Street Equity Fund, the Standard & Poor's 500 Index and the Consumer Price Index

    STANDARD & POOR'S 500 INDEX:                   THE GOVERNMENT STREET EQUITY FUND:
    ----------------------------                   ---------------------------------

                 QTRLY                                                          QTRLY
  DATE          RETURN       BALANCE                DATE           RETURN      BALANCE
  ----          ------       -------                ----           ------      -------
03/31/92                      10,000              03/31/92                      10,000
06/30/92         1.90%        10,190              06/30/92          0.05%       10,005
09/30/92         3.15%        10,511              09/30/92          3.62%       10,367
12/31/92         5.03%        11,040              12/31/92          5.42%       10,929
03/31/93         4.36%        11,521              03/31/93          0.35%       10,967
06/30/93         0.48%        11,577              06/30/93         -1.52%       10,800
09/30/93         2.58%        11,875              09/30/93          2.48%       11,067
12/31/93         2.32%        12,151              12/31/93          1.86%       11,273
03/31/94        -3.79%        11,690              03/31/94         -3.03%       10,932
06/30/94         0.42%        11,739              06/30/94         -3.00%       10,605
09/30/94         4.88%        12,312              09/30/94          5.37%       11,174
12/31/94        -0.02%        12,310              12/31/94         -1.91%       10,960
03/31/95         9.74%        13,509              03/31/95          6.75%       11,699
06/30/95         9.55%        14,798              06/30/95          7.18%       12,540
09/30/95         7.95%        15,975              09/30/95          6.05%       13,299
12/31/95         6.02%        16,936              12/31/95          5.01%       13,965
03/31/96         5.37%        17,845              03/31/96          5.53%       14,737
06/30/96         4.49%        18,646              06/30/96          2.87%       15,161
09/30/96         3.09%        19,223              09/30/96          5.17%       15,945
12/31/96         8.34%        20,825              12/31/96          6.40%       16,965
03/31/97         2.68%        21,383              03/31/97          1.59%       17,234
06/30/97        17.46%        25,117              06/30/97         16.58%       20,092
09/30/97         7.49%        26,998              09/30/97          6.15%       21,328
12/31/97         2.87%        27,773              12/31/97          1.69%       21,688
03/31/98        13.95%        31,647              03/31/98         10.70%       24,009
06/30/98         3.30%        32,692              06/30/98          1.63%       24,401
09/30/98        -9.95%        29,440              09/30/98         -9.05%       22,193
12/31/98        21.30%        35,710              12/31/98         20.92%       26,835
03/31/99         4.98%        37,489              03/31/99          2.72%       27,565
06/30/99         7.05%        40,132              06/30/99          7.69%       29,686
09/30/99        -6.24%        37,626              09/30/99         -6.56%       27,737
12/31/99        14.88%        43,224              12/31/99         13.88%       31,587
03/31/00         2.29%        44,216              03/31/00          4.66%       33,059
06/30/00        -2.66%        43,040              06/30/00         -1.94%       32,418
09/30/00        -0.97%        42,622              09/30/00         -0.37%       32,296
12/31/00        -7.81%        39,294              12/31/00         -5.94%       30,377
03/31/01       -11.86%        34,633              03/31/01        -13.60%       26,246
06/30/01         5.85%        36,660              06/30/01          4.18%       27,343
09/30/01       -14.68%        31,279              09/30/01        -13.10%       23,761
12/31/01        10.69%        34,621              12/31/01         11.22%       26,427
03/31/02         0.27%        34,716              03/31/02          0.70%       26,612


                     CONSUMER PRICE INDEX:
                     ---------------------

                             QTRLY
         DATE                RETURN             BALANCE
         ----                ------             -------
       03/31/92                                  10,000
       06/30/92               0.80%              10,080
       09/30/92               0.70%              10,151
       12/31/92               0.80%              10,232
       03/31/93               0.90%              10,325
       06/30/93               0.60%              10,387
       09/30/93               0.40%              10,428
       12/31/93               0.70%              10,501
       03/31/94               0.50%              10,554
       06/30/94               0.60%              10,617
       09/30/94               0.90%              10,713
       12/31/94               0.60%              10,777
       03/31/95               0.80%              10,864
       06/30/95               0.90%              10,962
       09/30/95               0.40%              11,006
       12/31/95               0.50%              11,061
       03/31/96               0.80%              11,150
       06/30/96               1.10%              11,273
       09/30/96               0.44%              11,322
       12/31/96               0.82%              11,415
       03/31/97               0.69%              11,494
       06/30/97               0.19%              11,516
       09/30/97               0.44%              11,566
       12/31/97               0.62%              11,638
       03/31/98               0.12%              11,652
       06/30/98               0.56%              11,717
       09/30/98               0.42%              11,767
       12/31/98               0.42%              11,817
       03/31/99               0.24%              11,845
       06/30/99               0.91%              11,953
       09/30/99               0.54%              12,017
       12/31/99               0.78%              12,111
       03/31/00               0.95%              12,226
       06/30/00               1.00%              12,348
       09/30/00               0.76%              12,442
       12/31/01               0.75%              12,536
       03/31/01               0.98%              12,658
       06/30/01               1.08%              12,795
       09/30/01              -0.11%              12,781
       12/31/01              -0.06%              12,773
       03/31/02               0.23%              12,803


----------------------------------------
|  The Government Street Equity Fund   |
|   Average Annual Total Returns (a)   |
|  (for periods ended March 31, 2002)  |
|                                      |
|  1 Year     5 Years     10 Years     |
|   1.38%      9.08%       10.28%      |
----------------------------------------

Past performance is not predictive of future performance.


                            THE GOVERNMENT STREET BOND FUND

Comparison  of the  Change in Value of a $10,000  Investment  in The  Government
Street Bond Fund, the Lehman Government/Corporate Intermediate Bond Index and the 90-Day Treasury Bill Index


         LEHMAN GOVERNMENT/                         THE GOVERNMENT STREET BOND FUND:
         ------------------                         --------------------------------
  CORPORATE INTERMEDIATE BOND INDEX:
  ---------------------------------

                 QTRLY                                                          QTRLY
 DATE           RETURN       BALANCE                DATE           RETURN      BALANCE
 ----           ------       -------                ----           ------      -------
03/31/92                      10,000              03/31/92                      10,000
06/30/92         3.96%        10,396              06/30/92          3.18%       10,318
09/30/92         4.41%        10,854              09/30/92          4.36%       10,767
12/31/92        -0.36%        10,815              12/31/92         -0.68%       10,694
03/31/93         3.98%        11,246              03/31/93          4.28%       11,152
06/30/93         2.16%        11,489              06/30/93          1.99%       11,374
09/30/93         2.26%        11,748              09/30/93          2.48%       11,657
12/31/93         0.17%        11,768              12/31/93         -0.18%       11,636
03/31/94        -2.03%        11,529              03/31/94         -2.38%       11,359
06/30/94        -0.60%        11,460              06/30/94         -0.72%       11,277
09/30/94         0.82%        11,554              09/30/94          0.70%       11,356
12/31/94        -0.11%        11,542              12/31/94         -0.30%       11,323
03/31/95         4.39%        12,048              03/31/95          4.46%       11,827
06/30/95         5.00%        12,650              06/30/95          5.24%       12,447
09/30/95         1.66%        12,859              09/30/95          1.44%       12,626
12/31/95         3.52%        13,312              12/31/95          3.54%       13,073
03/31/96        -0.83%        13,201              03/31/96         -0.99%       12,943
06/30/96         0.63%        13,284              06/30/96          0.61%       13,022
09/30/96         1.78%        13,521              09/30/96          1.73%       13,248
12/31/96         2.45%        13,852              12/31/96          2.30%       13,552
03/31/97        -0.11%        13,837              03/31/97         -0.10%       13,538
06/30/97         2.95%        14,245              06/30/97          2.90%       13,931
09/30/97         2.70%        14,629              09/30/97          2.76%       14,315
12/31/97         2.14%        14,942              12/31/97          2.09%       14,614
03/31/98         1.56%        15,176              03/31/98          1.55%       14,840
06/30/98         1.88%        15,461              06/30/98          1.87%       15,118
09/30/98         4.49%        16,155              09/30/98          3.77%       15,688
12/31/98         0.29%        16,202              12/31/98          0.07%       15,699
03/31/99        -0.19%        16,171              03/31/99         -0.39%       15,638
06/30/99        -0.40%        16,106              06/30/99         -1.24%       15,444
09/30/99         0.92%        16,255              09/30/99          0.67%       15,548
12/31/99         0.05%        16,263              12/31/99         -0.05%       15,540
03/31/00         1.50%        16,507              03/31/00          1.31%       15,743
06/30/00         1.69%        16,786              06/30/00          1.64%       16,001
09/30/00         2.88%        17,269              09/30/00          3.09%       16,495
12/31/00         3.70%        17,908              12/31/00          3.86%       17,132
03/31/01         3.40%        18,517              03/31/01          3.14%       17,671
06/30/01         0.67%        18,641              06/30/01          0.54%       17,767
09/30/01         4.61%        19,500              09/30/01          4.29%       18,529
12/31/01         0.09%        19,518              12/31/01         -0.06%       18,518
03/31/02        -0.23%        19,473              03/31/02          0.08%       18,532


                  90 DAY TREASURY BILL INDEX:
                  ---------------------------

                              QTRLY
         DATE                RETURN              BALANCE
         ----                ------              -------
       03/31/92                                   10,000
       06/30/92               1.10%               10,110
       09/30/92               1.01%               10,212
       12/31/92               0.77%               10,291
       03/31/93               0.78%               10,370
       06/30/93               0.77%               10,451
       09/30/93               0.82%               10,536
       12/31/93               0.78%               10,619
       03/31/94               0.77%               10,700
       06/30/94               0.96%               10,803
       09/30/94               1.08%               10,919
       12/31/94               1.33%               11,064
       03/31/95               1.50%               11,230
       06/30/95               1.50%               11,398
       09/30/95               1.42%               11,561
       12/31/95               1.47%               11,731
       03/31/96               1.23%               11,875
       06/30/96               1.29%               12,028
       09/30/96               1.38%               12,195
       12/31/96               1.30%               12,353
       03/31/97               1.28%               12,511
       06/30/97               1.36%               12,681
       09/30/97               1.34%               12,851
       12/31/97               1.25%               13,012
       03/31/98               1.30%               13,181
       06/30/98               1.29%               13,352
       09/30/98               1.42%               13,541
       12/31/98               1.13%               13,693
       03/31/99               1.06%               13,838
       06/30/99               1.20%               14,003
       09/30/99               1.27%               14,181
       12/31/99               1.25%               14,357
       03/31/00               1.40%               14,558
       06/30/00               1.52%               14,778
       09/30/00               1.51%               15,001
       12/31/00               1.63%               15,245
       03/31/01               1.51%               15,474
       06/30/01               1.12%               15,648
       09/30/01               1.08%               15,817
       12/31/01               0.64%               15,918
       03/31/02               0.43%               15,986



----------------------------------------
|  The Government Street Bond Fund     |
|   Average Annual Total Returns (a)   |
|  (for periods ended March 31, 2002)  |
|                                      |
|  1 Year     5 Years     10 Years     |
|   4.88%      6.48%       6.37%       |
----------------------------------------

   Past performance is not predictive of future performance.

(a) The total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund redemptions or the redemption of fund shares.


                         THE ALABAMA TAX FREE BOND FUND

Comparison  of the Change in Value of a $10,000  Investment  in The  Alabama Tax
Free Bond Fund, the Lehman 7-Year G.O.  Municipal Bond Index,  the Lehman 3-Year
Municipal Bond Index and the Lipper Intermediate Municipal Fund Index

LEHMAN 3-YEAR MUNICIPAL BOND INDEX:                  THE ALABAMA TAX FREE BOND FUND:
-----------------------------------                  -------------------------------

                 QTRLY                                                          QTRLY
  DATE          RETURN       BALANCE                DATE           RETURN      BALANCE
  ----          ------       -------                ----           ------      -------
01/15/93                      10,000              01/15/93                      10,000
03/31/93         1.68%        10,168              03/31/93          0.96%       10,096
06/30/93         1.50%        10,321              06/30/93          2.81%       10,380
09/30/93         1.42%        10,467              09/30/93          2.79%       10,670
12/31/93         1.14%        10,586              12/31/93          1.05%       10,781
03/31/94        -1.34%        10,445              03/31/94         -3.17%       10,440
06/30/94         1.09%        10,558              06/30/94          0.63%       10,506
09/30/94         0.93%        10,657              09/30/94          0.54%       10,562
12/31/94         0.01%        10,658              12/31/94         -1.17%       10,439
03/31/95         2.81%        10,957              03/31/95          4.67%       10,927
06/30/95         2.12%        11,189              06/30/95          2.68%       11,219
09/30/95         2.14%        11,428              09/30/95          2.14%       11,459
12/31/95         1.54%        11,603              12/31/95          2.41%       11,735
03/31/96         0.56%        11,668              03/31/96         -0.36%       11,693
06/30/96         0.81%        11,763              06/30/96          0.26%       11,724
09/30/96         1.32%        11,918              09/30/96          1.68%       11,921
12/31/96         1.68%        12,118              12/31/96          2.16%       12,178
03/31/97         0.41%        12,168              03/31/97         -0.31%       12,140
06/30/97         1.85%        12,393              06/30/97          2.45%       12,437
09/30/97         1.71%        12,605              09/30/97          2.03%       12,690
12/31/97         1.42%        12,784              12/31/97          2.02%       12,947
03/31/98         1.03%        12,916              03/31/98          0.74%       13,043
06/30/98         1.13%        13,061              06/30/98          1.15%       13,193
09/30/98         1.98%        13,320              09/30/98          2.59%       13,535
12/31/98         0.97%        13,449              12/31/98          0.57%       13,612
03/31/99         1.11%        13,599              03/31/99          0.36%       13,661
06/30/99        -0.44%        13,539              06/30/99         -1.63%       13,437
09/30/99         1.00%        13,674              09/30/99          0.30%       13,477
12/31/99         0.29%        13,714              12/31/99          0.00%       13,478
03/31/00         1.01%        13,852              03/31/00          1.71%       13,708
06/30/00         1.39%        14,045              06/30/00          1.21%       13,873
09/30/00         1.61%        14,271              09/30/00          1.89%       14,136
12/31/00         2.09%        14,569              12/31/00          3.15%       14,582
03/31/01         2.62%        14,951              03/31/01          2.20%       14,902
06/30/01         1.21%        15,132              06/30/01          0.47%       14,972
09/30/01         2.37%        15,490              09/30/01          2.27%       15,312
12/31/01         0.24%        15,528              12/31/01         -0.61%       15,218
03/31/02         0.51%        15,607              03/31/02          0.47%       15,290



LEHMAN 7-YEAR G.O.MUNICIPAL BOND INDEX:        LIPPER INTERMEDIATE MUNICIPAL FUND INDEX
---------------------------------------        ----------------------------------------

                 QTRLY                                             QTRLY
 DATE           RETURN       BALANCE               DATE            RETURN      BALANCE
 ----           ------       -------               ----            ------      -------
01/15/93                     10,0000               1/15/93                      10,000
03/31/93         2.55%        10,255              03/31/93          2.64%       10,264
06/30/93         2.85%        10,547              06/30/93          2.51%       10,522
09/30/93         2.93%        10,856              09/30/93          2.90%       10,827
12/31/93         1.36%        11,004              12/31/93          1.18%       10,955
03/31/94        -4.33%        10,527              03/31/94         -3.89%       10,529
06/30/94         1.38%        10,673              06/30/94          0.92%       10,626
09/30/94         0.77%        10,755              09/30/94          0.59%       10,689
12/31/94        -1.00%        10,647              12/31/94         -1.12%       10,569
03/31/95         5.42%        11,224              03/31/95          4.98%       11,095
06/30/95         2.69%        11,526              06/30/95          2.25%       11,344
09/30/95         3.29%        11,905              09/30/95          2.40%       11,617
12/31/95         2.46%        12,198              12/31/95          2.68%       11,928
03/31/96        -0.21%        12,172              03/31/96         -0.54%       11,863
06/30/96         0.29%        12,208              06/30/96          0.44%       11,916
09/30/96         1.88%        12,437              09/30/96          1.83%       12,135
12/31/96         2.57%        12,757              12/31/96          2.20%       12,402
03/31/97        -0.15%        12,738              03/31/97         -0.02%       12,399
06/30/97         2.78%        13,092              06/30/97          2.64%       12,727
09/30/97         2.67%        13,441              09/30/97          2.45%       13,039
12/31/97         2.19%        13,736              12/31/97          2.16%       13,320
03/31/98         1.15%        13,894              03/31/98          0.96%       13,448
06/30/98         1.12%        14,049              06/30/98          1.22%       13,612
09/30/98         3.34%        14,518              09/30/98          2.78%       13,989
12/31/98         0.63%        14,610              12/31/98          0.57%       14,069
03/31/99         0.79%        14,725              03/31/99          0.56%       14,147
06/30/99        -1.64%        14,484              06/30/99         -1.67%       13,910
09/30/99         0.80%        14,600              09/30/99          0.06%       13,919
12/31/99        -0.09%        14,587              12/31/99         -0.31%       13,875
03/31/00         1.51%        14,807              03/31/00          1.76%       14,120
06/30/00         1.66%        15,053              06/30/00          1.21%       14,291
09/30/00         2.25%        15,391              09/30/00          2.09%       14,590
12/31/00         3.37%        15,910              12/31/00          3.35%       15,079
03/31/01         2.57%        16,319              03/31/01          2.26%       15,419
06/30/01         0.73%        16,438              06/30/01          0.74%       15,534
09/30/01         2.75%        16,890              09/30/01          2.59%       15,936
12/31/01        -0.93%        16,733              12/31/01         -0.84%       15,802
03/31/02         0.95%        16,892              03/31/02          0.72%       15,916



----------------------------------------
|  The Alabama Tax Free Bond Fund      |
|   Average Annual Total Returns (a)   |
|  (for periods ended March 31, 2002)  |
|                                      |
|  1 Year     5 Years  Since Inception*|
|   2.61%      4.72%       4.72%       |
----------------------------------------

    Past performance is not predictive of future performance.

*Initial public offering of shares was January 15, 1993.

(a) The total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund redemptions or the redemption of fund shares.


THE GOVERNMENT STREET FUNDS
THE ALABAMA TAX FREE BOND FUND
STATEMENTS OF ASSETS AND LIABILITIES
MARCH 31, 2002
===========================================================================================
                                             GOVERNMENT        GOVERNMENT        ALABAMA
                                               STREET            STREET         TAX FREE
                                               EQUITY             BOND            BOND
                                                FUND              FUND            FUND
-------------------------------------------------------------------------------------------
ASSETS
Investments in securities:
  At acquisition cost ...................   $  74,056,278    $  52,912,389    $  30,734,223
                                            =============    =============    =============
  At value (Note 1) .....................   $ 105,658,990    $  53,600,647    $  31,263,987
Cash ....................................          15,525             --               --
Dividends and interest receivable .......          96,424          711,573          392,741
Receivable for capital shares sold ......           3,635             --                119
Other assets ............................           4,303            6,874            1,600
                                            -------------    -------------    -------------
  TOTAL ASSETS ..........................     105,778,877       54,319,094       31,658,447
                                            -------------    -------------    -------------

LIABILITIES
Bank overdraft ..........................            --               --              1,687
Dividends payable .......................           1,907           11,970           30,176
Payable for investment securities
purchased ...............................            --            520,996             --
Payable for capital shares redeemed .....           5,407           71,484            7,675
Accrued investment advisory
fees (Note 3) ...........................          53,528           22,786            6,498
Accrued administration fees (Note 3) ....          10,500            3,400            3,900
Other accrued expenses and liabilities ..           6,948             --              5,070
                                            -------------    -------------    -------------
  TOTAL LIABILITIES .....................          78,290          630,636           55,006
                                            -------------    -------------    -------------

NET ASSETS ..............................   $ 105,700,587    $  53,688,458    $  31,603,441
                                            =============    =============    =============


Net assets consist of:
Paid-in capital .........................   $  74,829,623    $  54,332,671    $  31,293,163
Undistributed net investment
 income (loss) ..........................          10,074         (346,923)          27,055
Accumulated net realized losses
 from security transactions .............        (741,822)        (985,548)        (246,541)
Net unrealized appreciation
 on investments .........................      31,602,712          688,258          529,764
                                            -------------    -------------    -------------

Net assets ..............................   $ 105,700,587    $  53,688,458    $  31,603,441
                                            =============    =============    =============


Shares of beneficial interest outstanding
(unlimited number of shares authorized,
 no par value) ..........................       2,320,309        2,587,254        3,038,888
                                            =============    =============    =============


Net asset value, offering price and
 redemption price per share (Note 1) ....   $       45.55    $       20.75    $       10.40
                                            =============    =============    =============


See accompanying notes to financial statements.


THE GOVERNMENT STREET FUNDS
THE ALABAMA TAX FREE BOND FUND
STATEMENTS OF OPERATIONS
YEAR ENDED MARCH 31, 2002
============================================================================================
                                               GOVERNMENT        GOVERNMENT        ALABAMA
                                                 STREET            STREET         TAX FREE
                                                 EQUITY             BOND            BOND
                                                  FUND              FUND            FUND
--------------------------------------------------------------------------------------------
INVESTMENT INCOME
 Interest ................................   $      69,954    $   2,961,402    $   1,370,155
 Dividends ...............................       1,187,535           16,691           19,329
                                             -------------    -------------    -------------
   TOTAL INVESTMENT INCOME ...............       1,257,489        2,978,093        1,389,484
                                             -------------    -------------    -------------

EXPENSES
 Investment advisory fees (Note 3) .......         594,837          258,594          104,107
 Administration fees (Note 3) ............         117,880           38,793           43,465
 Trustees' fees and expenses .............          12,296           12,296           12,296
 Professional fees .......................          12,423           12,423           10,223
 Custodian fees ..........................          16,264           11,977            5,703
 Printing of shareholder reports .........          13,172            8,570            7,690
 Pricing costs ...........................           4,099            8,939           15,136
 Registration fees .......................           6,910            5,271            2,279
 Insurance expense .......................           5,624            3,103            2,034
 Other expenses ..........................          11,098              889            7,961
                                             -------------    -------------    -------------
  TOTAL EXPENSES .........................         794,603          360,855          210,894
Fees waived by the Adviser
 (Note 3) ................................            --               --            (17,551)
                                             -------------    -------------    -------------
  NET EXPENSES ...........................         794,603          360,855          193,343
                                             -------------    -------------    -------------

NET INVESTMENT INCOME ....................         462,886        2,617,238        1,196,141
                                             -------------    -------------    -------------

REALIZED AND UNREALIZED GAINS
 (LOSSES) ON INVESTMENTS
 Net realized losses
   from security transactions ............        (435,006)         (11,251)          (2,316)
 Net change in unrealized appreciation/
  depreciation on investments ............       1,370,223         (192,422)        (482,278)
                                             -------------    -------------    -------------

NET REALIZED AND UNREALIZED GAINS
 (LOSSES) ON INVESTMENTS .................         935,217         (203,673)        (484,594)
                                             -------------    -------------    -------------

NET INCREASE IN NET ASSETS
 FROM OPERATIONS .........................   $   1,398,103    $   2,413,565    $     711,547
                                             =============    =============    =============


See accompanying notes to financial statements.


THE GOVERNMENT STREET FUNDS
THE ALABAMA TAX FREE BOND FUND
STATEMENTS OF CHANGES IN NET ASSETS
====================================================================================================================================
                                              GOVERNMENT STREET             GOVERNMENT STREET               ALABAMA TAX FREE
                                                  EQUITY FUND                    BOND FUND                      BOND FUND
------------------------------------------------------------------------------------------------------------------------------------
                                            YEAR           YEAR             YEAR           YEAR             YEAR            YEAR
                                            ENDED          ENDED            ENDED          ENDED            ENDED,          ENDED
                                          MARCH 31,      MARCH 31,        MARCH 31,      MARCH 31,         MARCH 31,      MARCH 31,
                                            2002           2001             2002            2001             2002            2001
------------------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
 Net investment income ..............  $   462,886   $     403,604   $   2,617,238   $   2,892,753    $   1,196,141   $   1,095,801
 Net realized gains (losses)
  from security transactions ........     (435,006)       (257,862)        (11,251)        (76,233)          (2,316)          2,045
 Net realized gains from
  in-kind redemptions (Note 1) ......         --         4,113,813            --              --               --              --
 Net change in unrealized appreciation/
  depreciation on investments .......    1,370,223     (28,905,747)       (192,422)      2,667,352         (482,278)      1,060,080
                                         ---------     -----------     -----------      ----------       ----------     -----------
Net increase (decrease)
 in net assets from operations ......    1,398,103     (24,646,192)      2,413,565       5,483,872          711,547       2,157,926
                                         ---------     -----------     -----------      ----------       ----------     -----------

DISTRIBUTIONS TO SHAREHOLDERS
 From net investment income .........     (458,503)       (397,913)     (2,838,825)     (2,892,753)      (1,190,607)     (1,095,801)
                                         ---------     -----------     -----------      ----------       ----------     -----------


FROM CAPITAL SHARE TRANSACTIONS
 Proceeds from shares sold ..........   18,667,794      27,166,620       9,467,270       9,584,714        5,283,250       3,864,419
 Net asset value of shares issued in
  reinvestment of distributions
   to shareholders ..................      449,835         389,787       2,669,150       2,718,435          976,448         921,229
Payments for shares redeemed ........   (9,867,501)    (23,448,065)     (7,202,487)    (10,870,274)      (2,267,886)       (805,424)
                                         ---------     -----------     -----------      ----------       ----------     -----------
Net increase in net assets from
 capital share transactions .........    9,250,128       4,108,342       4,933,933       1,432,875        3,991,812       3,980,224
                                         ---------     -----------     -----------      ----------       ----------     -----------

TOTAL INCREASE (DECREASE)
 IN NET ASSETS ......................   10,189,728     (20,935,763)      4,508,673       4,023,994        3,512,752       5,042,349

NET ASSETS
 Beginning of year ..................   95,510,859     116,446,622      49,179,785      45,155,791       28,090,689      23,048,340
                                       -----------     -----------     -----------      ----------       ----------     -----------
 End of year ........................  105,700,587   $  95,510,859   $  53,688,458   $  49,179,785    $  31,603,441   $  28,090,689
                                       ===========     ===========     ===========      ==========       ==========     ===========
UNDISTRIBUTED NET
INVESTMENT INCOME (LOSS) ............       10,074   $       5,691    $ ( 346,923)   $        --      $      27,055   $        --
                                       ===========     ===========     ===========      ==========       ==========     ===========


CAPITAL SHARE ACTIVITY
Sold ................................      414,359         493,613         449,373         473,903          499,453         376,482
Reinvested ..........................       10,185           7,636         126,981         134,746           92,663          89,520
Redeemed ............................     (220,346)       (425,503)       (342,610)       (536,618)        (215,589)        (78,535)
                                         ---------     -----------     -----------      ----------       ----------     -----------
Net increase in shares
outstanding .........................      204,198          75,746         233,744          72,031          376,527         387,467
Shares outstanding, beginning
of year .............................    2,116,111       2,040,365       2,353,510       2,281,479        2,662,361       2,274,894
                                         ---------     -----------     -----------      ----------       ----------     -----------
Shares outstanding, end of year .....    2,320,309       2,116,111       2,587,254       2,353,510        3,038,888       2,662,361
                                       ===========     ===========     ===========      ==========       ==========     ===========


See accompanying notes to financial statements.


THE GOVERNMENT STREET EQUITY FUND
FINANCIAL HIGHLIGHTS
=============================================================================================================
                             SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
-------------------------------------------------------------------------------------------------------------
                                                                YEARS ENDED MARCH 31,
-------------------------------------------------------------------------------------------------------------
                                          2002         2001           2000            1999           1998
-------------------------------------------------------------------------------------------------------------
Net asset value at beginning
of year ............................   $  45.14     $  57.07      $   48.10        $  43.79       $  32.59
                                       --------     --------      ---------        --------       --------

Income (loss) from investment
  operations:
 Net investment income .............       0.21         0.19           0.18            0.27           0.32
 Net realized and unrealized
  gains (losses) on investments.....       0.41       (11.93)          9.39            6.01          12.28
                                       --------     --------      ---------        --------       --------
Total from investment operations....       0.62       (11.74)          9.57            6.28          12.60
                                       --------     --------      ---------        --------       --------

Less distributions:
 Dividends from net
  investment income ................      (0.21)       (0.19)         (0.18)          (0.27)         (0.32)
 Distributions from net
  realized gains ...................       --           --            (0.42)          (1.70)         (1.08)
                                       --------     --------      ---------        --------       --------
Total distributions ................      (0.21)       (0.19)         (0.60)          (1.97)         (1.40)
                                       --------     --------      ---------        --------       --------

Net asset value at end of year .....   $  45.55     $  45.14      $   57.07        $  48.10       $  43.79
                                       ========     ========      =========        ========       ========

Total return .......................       1.38%      (20.61%)        19.93%          14.81%         39.31%
                                       ========     ========      =========        ========       ========


Net assets at end of year (000's) ..   $105,701     $ 95,511      $ 116,447      $   90,707     $   75,643
                                       ========     ========      =========        ========       ========


Ratio of expenses to average
  net assets .......................       0.80%        0.80%          0.83%           0.85%          0.86%

Ratio of net investment income
  to average net assets ............       0.47%        0.36%          0.35%           0.61%          0.82%

Portfolio turnover rate ............         17%          11%            17%             22%            18%


See accompanying notes to financial statements.



THE GOVERNMENT STREET BOND FUND
FINANCIAL HIGHLIGHTS
=============================================================================================================
                             SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
-------------------------------------------------------------------------------------------------------------
                                                               YEARS ENDED MARCH 31,
-------------------------------------------------------------------------------------------------------------
                                        2002(a)        2001        2000          1999           1998
-------------------------------------------------------------------------------------------------------------
Net asset value at beginning
 of year............................$     20.90   $    19.79 $     20.90     $    21.06     $    20.47
                                      ---------    ---------   ---------      ---------       --------

Income (loss) from investment
 operations:
 Net investment income .............       1.07         1.23        1.23           1.27           1.32
 Net realized and unrealized
  gains (losses) on investments ....      (0.06)        1.11       (1.11)         (0.16)          0.60
                                      ---------    ---------   ---------      ---------       --------
Total from investment operations ...       1.01         2.34        0.12           1.11           1.92
                                      ---------    ---------   ---------      ---------       --------

Dividends from net investment
 income ............................      (1.16)       (1.23)      (1.23)         (1.27)         (1.33)
                                      ---------    ---------   ---------      ---------       --------

Net asset value at end of year .....$     20.75   $    20.90 $     19.79     $    20.90     $    21.06
                                      =========    =========   =========      =========       ========


Total return .......................       4.88%       12.25%       0.67%          5.38%          9.61%
                                      =========    =========   =========      =========       ========

Net assets at end of
 year (000's) ......................$    53,688   $   49,180 $    45,156     $   43,041     $   36,908
                                      =========    =========   =========      =========       ========


Ratio of expenses to average
 net assets ........................       0.70%        0.69%       0.70%          0.73%          0.74%

Ratio of net investment income
 to average net assets .............       5.06%        6.12%       6.12%          6.01%          6.35%

Portfolio turnover rate ............         18%           9%         20%            17%            10%


(a) As required, effective April 1, 2001, the Fund has adopted new provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities and recording paydown gains and losses as adjustments to interest income. Had the Fund not adopted these new provisions, the net investment income per share would have been $1.16 and the ratio of net investment income to average net assets would have been 5.50%. Per share data and ratios for periods prior to April 1, 2001 have not been restated to reflect this change in presentation.

See accompanying notes to financial statements.


THE ALABAMA TAX FREE BOND FUND
FINANCIAL HIGHLIGHTS
=============================================================================================================
                             SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
-------------------------------------------------------------------------------------------------------------
                                                                 YEARS ENDED MARCH 31,
-------------------------------------------------------------------------------------------------------------
                                        2002(a)        2001         2000          1999         1998
-------------------------------------------------------------------------------------------------------------
Net asset value at beginning
 of year............................$     10.55   $    10.13   $   10.54     $    10.49     $    10.18
                                      ---------    ---------   ---------      ---------      ---------

Income (loss) from investment
 operations:
 Net investment income..............       0.42         0.44        0.44           0.44           0.44
 Net realized and unrealized
  gains (losses) on investments.....      (0.15)        0.42       (0.41)          0.05           0.31
                                      ---------    ---------   ---------      ---------      ---------
Total from investment
 operations.........................       0.27         0.86        0.03           0.49           0.75
                                      ---------    ---------   ---------      ---------      ---------

Dividends from net investment
 income.............................      (0.42)       (0.44)      (0.44)         (0.44)         (0.44)
                                      ---------    ---------   ---------      ---------      ---------

Net asset value at end
of year ............................$     10.40   $    10.55 $     10.13     $    10.54     $    10.49
                                      =========    =========   =========      =========      =========


Total return .......................       2.61%        8.71%       0.34%          4.73%          7.44%
                                      =========    =========   =========      =========      =========


Net assets at end of
 year (000's).......................$    31,603   $   28,091 $    23,048     $   21,560     $   19,938
                                      =========    =========   =========      =========      =========


Ratio of net expenses to
 average net assets(b)..............       0.65%        0.65%       0.65%          0.65%          0.65%

Ratio of net investment income
 to average net assets..............       4.02%        4.29%       4.32%          4.16%          4.19%

Portfolio turnover rate ............         10%           6%         19%             7%             2%



(a) As required, effective April 1, 2001, the Fund has adopted new provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. Had the Fund not adopted this new provision, the ratio of net investment income to average net assets would have been 4.00%. Per share data and ratios prior to April 1, 2001 have not been restated to reflect this change in presentation.

(b) Absent investment advisory fees waived by the Adviser, the ratios of expenses to average net assets would have been 0.71%, 0.71%, 0.72%, 0.76%, and 0.75% for the years ended March 31, 2002, 2001, 2000, 1999 and 1998, respectively (Note 3).

See accompanying notes to financial statements.

THE GOVERNMENT STREET EQUITY FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 2002
================================================================================
    SHARES       COMMON STOCKS -- 96.5%                                   VALUE
--------------------------------------------------------------------------------
                 CONSUMER DISCRETIONARY-- 13.0%
     7,000       Applebee's International, Inc. ................      $  254,100
    21,000       Circuit City Stores -
                 Circuit City Group ............................         378,840
    11,000       Comcast Corporation - Class A (a) .............         367,950
    10,000       Cooper Tire & Rubber Company ..................         216,500
    15,000       Costco Wholesale Corporation (a) ..............         597,300
     9,387       Delphi Corporation ............................         150,098
     6,000       Dow Jones & Company, Inc. .....................         349,320
    10,000       Harrah's Entertainment, Inc.(a) ...............         442,600
    25,000       Hasbro, Inc. ..................................         395,500
    49,500       Home Depot, Inc. ..............................       2,406,195
    15,000       Johnson Controls, Inc. ........................       1,324,650
     5,000       KB HOME .......................................         217,000
    12,000       Legget & Platt, Inc. ..........................         297,600
     3,500       Maytag Corporation ............................         154,875
     3,000       NIKE, Inc. - Class B ..........................         180,030
     5,500       Omnicom Group, Inc. ...........................         519,200
    15,000       Radioshack Corporation ........................         450,600
     6,000       Russell Corporation ...........................          89,400
    22,000       Target Corporation ............................         948,640
    26,000       Viacom, Inc. - Class A (a) ....................       1,263,600
    34,000       Wal-Mart Stores, Inc. .........................       2,083,860
    30,000       Walt Disney Co. (The) .........................         692,400
                                                                      ----------
                                                                      13,780,258
                                                                     -----------
                 CONSUMER STAPLES-- 8.7%
    18,000       Anheuser-Busch Companies, Inc. ................         939,600
    34,200       Archer-Daniels-Midland Company ................         476,406
    18,000       Avon Products, Inc. ...........................         977,760
    12,000       Clorox Company (The) ..........................         523,560
    40,000       Coca-Cola Enterprises, Inc. ...................         751,200
     6,000       Hershey Foods Corporation .....................         411,240
    10,000       Kimberly Clark Corporation ....................         646,500
    12,000       PepsiCo, Inc. .................................         618,000
    11,000       Philip Morris Companies, Inc. .................         579,370
    13,000       Procter & Gamble Company ......................       1,171,170
    16,000       Safeway, Inc. (a) .............................         720,320
    14,000       SYSCO Corporation .............................         417,480
    25,000       Walgreen Company ..............................         979,750
                                                                      ----------
                                                                       9,212,356
                                                                      ----------
                 ENERGY-- 5.5%
    10,150       Apache Corporation ............................         577,332
    33,082       BP PLC - ADR ..................................       1,756,654
    13,000       ChevronTexaco Corporation .....................       1,173,510
    31,300       Exxon Mobil Corporation .......................       1,371,879
    22,000       Nabors Industries, Inc. (a) ...................         929,500
                                                                      ----------
                                                                       5,808,875
                                                                      ----------

THE GOVERNMENT STREET EQUITY FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
    SHARES       COMMON STOCKS -- 96.5% (Continued)                     VALUE
--------------------------------------------------------------------------------
                 FINANCIALS-- 16.7%
    45,000       AFLAC, Inc. ...................................      $1,327,500
    12,000       Aegon N.V .....................................         293,280
    30,000       American Express Company ......................       1,228,800
    16,000       American International Group, Inc. ............       1,154,240
    30,000       Charles Schwab Corporation ....................         392,700
    10,000       Cincinnati Financial Corporation ..............         436,600
    33,833       Citigroup, Inc. ...............................       1,675,410
    10,000       DIAMONDS Trust, Series I ......................       1,037,500
    14,000       Fifth Third Bancorp ...........................         944,720
    32,000       FleetBoston Financial Corporation .............       1,120,000
    20,000       Freddie Mac ...................................       1,267,400
    12,000       Marsh & McLennan Companies, Inc. ..............       1,352,880
    22,000       MBNA Corporation ..............................         848,540
    30,000       Mellon Financial Corporation ..................       1,157,700
    33,000       Synovus Financial Corporation .................       1,005,840
     7,000       USA Education, Inc. ...........................         684,600
    75,000       U.S. Bancorp ..................................       1,692,750
                                                                      ----------
                                                                      17,620,460
                                                                      ----------
                 HEALTHCARE-- 14.7%
     4,000       Amgen, Inc. (a) ...............................         238,720
    34,000       Becton, Dickinson & Company ...................       1,282,480
    33,750       Biomet, Inc. ..................................         913,275
    40,000       Cardinal Health, Inc. .........................       2,835,600
    24,000       Elan Corporation (a) ..........................         333,840
    17,000       Eli Lilly & Company ...........................       1,295,400
    13,500       Guidant Corporation(a) ........................         584,820
    13,000       Healthsouth Corporation(a) ....................         186,550
    10,000       Henry Schein, Inc. (a) ........................         440,500
    30,000       Johnson & Johnson .............................       1,948,500
    24,900       Merck & Company ...............................       1,433,742
    36,000       Pfizer, Inc. ..................................       1,430,640
    40,000       Schering-Plough Corporation ...................       1,252,000
    17,500       UnitedHealth Group, Inc. ......................       1,337,350
                                                                      ----------
                                                                      15,513,417
                                                                     -----------
                 INDUSTRIALS-- 10.0%
    22,200       Automatic Data Processing, Inc. ...............       1,293,594
    13,000       Caterpillar, Inc. .............................         739,050
     5,000       Emerson Electric Company ......................         286,950
    12,000       General Dynamics Corporation ..................       1,127,400
    63,000       General Electric Company ......................       2,359,350
     7,000       Ingersoll-Rand Company - Class A ..............         350,140
     9,500       Masco Corporation .............................         260,775
     8,000       Mueller Industries, Inc. (a) ..................         279,920
    18,000       Pall Corporation ..............................         368,820
    14,000       Paychex, Inc. .................................         555,800
    12,000       Quanta Services, Inc. (a) .....................         207,480
     5,118       SPX Corporation (a) ...........................         724,606
    40,786       Tyco International, Ltd. ......................       1,318,204
     5,000       Union Pacific Corporation .....................         310,700
    15,000       Waste Management, Inc. ........................         408,750
                                                                      ----------
                                                                      10,591,539
                                                                     -----------

THE GOVERNMENT STREET EQUITY FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
    SHARES       COMMON STOCKS -- 96.5% (Continued)                      VALUE
--------------------------------------------------------------------------------
                 INFORMATION TECHNOLOGY-- 15.7%
    25,000       ADC Telecommunications, Inc.(a) ...............      $  101,750
    25,000       Adobe Systems, Inc. ...........................       1,007,250
     2,479       Agilent Technologies, Inc.(a) .................          86,666
    13,500       Applied Materials, Inc.(a) ....................         732,645
    13,200       Broadcom Corporation - Class A(a) .............         473,880
     9,000       Celestica, Inc.(a) ............................         326,340
    60,000       Cisco Systems, Inc.(a) ........................       1,015,800
    24,500       Computer Sciences Corporation(a) ..............       1,243,375
    12,000       Dell Computer Corporation(a) ..................         313,320
     9,500       Electronic Data Systems Corporation ...........         550,905
    30,000       EMC Corporation(a) ............................         357,600
    10,500       Harmonic, Inc.(a) .............................         121,800
    14,000       Hewlett-Packard Company .......................         251,160
    14,200       Inktomi Corporation(a) ........................          48,990
    59,100       Intel Corporation .............................       1,797,231
    11,000       International Business Machines Corporation ...       1,144,000
    15,500       JDS Uniphase Corporation (a) ..................          91,295
    15,000       Kemet Corporation (a) .........................         290,550
     6,000       Kla-Tencor Corporation(a) .....................         399,000
    10,500       Lexmark International Group, Inc.(a) ..........         600,390
    17,000       Macromedia, Inc.(a) ...........................         347,140
    31,000       Microsoft Corporation(a) ......................       1,869,610
    17,000       Motorola, Inc. ................................         241,400
    32,000       Nortel Networks Corporation(a) ................         143,680
    36,000       Scientific-Atlanta, Inc. ......................         831,600
    17,000       Symbol Technologies, Inc. .....................         191,080
    11,500       Teradyne, Inc.(a) .............................         453,445
    16,000       Titan Corporation(a) ..........................         330,400
    20,000       Waters Corporation (a) ........................         559,400
    16,000       Xilinx, Inc.(a) ...............................         637,760
                                                                      ----------
                                                                      16,559,462
                                                                     -----------
                 MATERIALS--- 4.6%
    24,000       Alcoa, Inc. ...................................         905,760
    15,000       du Pont (E.I.) de Nemours and Company .........         707,250
    13,000       Florida Rock Industries, Inc. .................         517,920
    12,000       General Cable Corporation .....................         171,360
    16,955       International Paper Company ...................         729,235
    10,000       Newmont Mining Corporation ....................         276,900
    10,000       Sealed Air Corporation (a) ....................         470,800
    20,000       Valspar Corporation ...........................         941,200
     7,000       Worthington Industries, Inc. ..................         107,520
                                                                      ----------
                                                                       4,827,945
                                                                      ----------
                 REAL ESTATE INVESTMENT TRUSTS-- 0.8%
    15,200       Colonial Properties Trust .....................         523,640
    10,000       Plum Creek Timber Co., Inc. ...................         297,100
                                                                      ----------
                                                                         820,740
                                                                     -----------

THE GOVERNMENT STREET EQUITY FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
    SHARES       COMMON STOCKS -- 96.5% (Continued)                      VALUE
--------------------------------------------------------------------------------
                 TELECOMMUNICATIONS SERVICES-- 3.9%
    28,500       Bellsouth Corporation .........................      $1,050,510
    32,000       Nokia Corporation - ADR .......................         663,680
    59,900       SBC Communications, Inc. ......................       2,242,656
    22,000       Sprint Corporation (PCS Group) (a) ............         226,380
                                                                      ----------
                                                                       4,183,226
                                                                      ----------
                 UTILITIES-- 2.9%
    41,980       Duke Energy Corporation .......................       1,586,844
    17,373       Mirant Corporation (a) ........................         251,040
    45,000       Southern Company (The) ........................       1,192,050
                                                                      ----------
                                                                       3,029,934
                                                                      ----------

                 Total Common Stocks (Cost $70,345,500)             $101,948,212
                                                                     -----------

================================================================================
  PAR VALUE       COMMERCIAL PAPER -- 3.5%                              VALUE
--------------------------------------------------------------------------------
$  3,710,000      Galaxy Funding Corporation, 1.50%,
                   due 04/01/2002
                   (Cost $3,710,000)............................  $    3,710,000
                                                                     -----------

================================================================================
   SHARES         MONEY MARKETS -- 0.0%                                 VALUE
--------------------------------------------------------------------------------
    778           First American Treasury Obligation Fund -
                   Class S (Cost $778)..........................  $          778
                                                                     -----------

                  TOTAL INVESTMENTS AT VALUE-- 100.0%
                   (Cost $74,056,278)...........................  $  105,658,990

                  OTHER ASSETS IN EXCESS OF LIABILITIES -- 0.0%.          41,597
                                                                     -----------

                  Net Assets-- 100.0%...........................  $  105,700,587
                                                                     ===========


(a) Non-income producing security.

See accompanying notes to financial statements.

THE GOVERNMENT STREET BOND FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 2002
================================================================================
  PAR VALUE      U.S. TREASURY AND AGENCY OBLIGATIONS-- 29.6%             VALUE
--------------------------------------------------------------------------------
                 U.S. TREASURY NOTES-- 8.5%
$  100,000       6.375%, due 08/15/2002 ........................      $  101,633
   175,000       6.25%, due 02/15/2003 .........................         180,421
   100,000       5.50%, due 03/31/2003 .........................         102,754
   850,000       5.75%, due 04/30/2003 .........................         876,695
   100,000       5.875%, due 02/15/2004 ........................         104,098
   925,000       5.875%, due 11/15/2005 ........................         965,685
   725,000       5.625%, due 02/15/2006 ........................         750,488
   100,000       6.625%, due 05/15/2007 ........................         107,320
   750,000       5.50%, due 02/15/2008 .........................         765,176
   100,000       5.625%, due 05/15/2008 ........................         102,441
   500,000       5.00%, due 02/15/2011 .........................         484,551
                                                                     -----------
                                                                       4,541,262
                                                                     -----------
                 FEDERAL FARM CREDIT BANK BONDS-- 0.9%
   500,000       6.00%, due 01/07/2008 .........................         510,397
                                                                     -----------

                 FEDERAL HOME LOAN BANK BONDS-- 10.6%
   500,000       7.57%, due 08/19/2004 .........................         537,351
   500,000       6.045%, due 12/10/2004 ........................         520,334
   500,000       6.345%, due 11/01/2005 ........................         523,325
 1,255,000       5.925%, due 04/09/2008 ........................       1,274,949
   500,000       5.52%, due 09/23/2008 .........................         494,754
 1,000,000       5.875%, due 02/15/2011 ........................         985,132
   500,000       5.75%, due 10/12/2011 .........................         479,302
   870,000       6.55%, due 07/02/2014 .........................         854,827
                                                                     -----------
                                                                       5,669,974
                                                                     -----------

                 FEDERAL NATIONAL MORTGAGE ASSOCIATION BONDS-- 9.6%
   500,000       6.63%, due 06/20/2005 .........................         528,017
 1,000,000       5.60%, due 08/15/2006 .........................       1,006,227
 1,000,000       7.125%, due 03/15/2007 ........................       1,077,954
   750,000       6.62%, due 06/25/2007 .........................         787,614
   750,000       6.08%, due 12/15/2010 .........................         750,321
   400,000       6.80%, due 08/27/2012 .........................         409,516
   600,000       6.875%, due 09/24/2012 ........................         616,947
                                                                     -----------
                                                                       5,176,596
                                                                     -----------


                 TOTAL U.S. TREASURY AND AGENCY OBLIGATIONS
                  (Cost $15,864,874)                                $ 15,898,229
                                                                     -----------

THE GOVERNMENT STREET BOND FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
 PAR VALUE       MORTGAGE-BACKED SECURITIES -- 21.0%                     VALUE
--------------------------------------------------------------------------------
                 GOVERNMENT NATIONAL MORTGAGE ASSOCIATION-- 21.0%
$    6,717       Pool #15032, 7.50%, due 02/15/2007 ............      $    6,985
   253,051       Pool #438434, 6.50%, due 01/15/2013 ...........         258,942
   376,362       Pool #470177, 7.00%, due 03/15/2014 ...........         391,917
   308,294       Pool #518403, 7.00%, due 09/15/2014 ...........         321,035
     6,760       Pool #170784, 8.00%, due 12/15/2016 ...........           7,111
     5,677       Pool #181540, 8.00%, due 02/15/2017 ...........           5,972
   357,895       Pool #493659, 6.50%, due 12/15/2018 ...........         357,238
   255,837       Pool #476695, 6.50%, due 10/15/2023 ...........         255,367
   269,822       Pool #366710, 6.50%, due 02/15/2024 ...........         269,326
   310,526       Pool #453826, 7.25%, due 09/15/2027 ...........         320,246
   511,886       Pool #412360, 7.00%, due 11/15/2027 ...........         522,463
   337,941       Pool #454162, 7.00%, due 05/15/2028 ...........         344,924
   452,395       Pool #2617, 7.50%, due 07/20/2028 .............         468,765
   272,450       Pool #158794, 7.00%, due 09/15/2028 ...........         278,080
   303,410       Pool #486760, 6.50%, due 12/15/2028 ...........         302,852
   791,799       Pool #781096, 6.50%, due 12/15/2028 ...........         790,345
   823,263       Pool #781136, 7.00%, due 12/15/2028 ...........         840,275
   628,125       Pool #506618, 7.00%, due 03/15/2029 ...........         641,105
 1,620,623       Pool #536619, 6.50% due 09/15/2029 ............       1,617,648
   486,477       Pool #511562, 7.50%, due 07/15/2030 ...........         505,842
   945,991       Pool #448316, 6.50% due 04/15/2031 ............         944,254
   942,315       Pool #530606, 6.50% due 04/15/2031 ............         940,585
   850,493       Pool #545820, 7.00% due 06/15/2031 ............         868,068
                                                                     -----------

                 TOTAL MORTGAGE-BACKED SECURITIES
                  (Cost $11,258,709)                                $ 11,259,345
                                                                     -----------

================================================================================
 PAR VALUE       CORPORATE BONDS -- 39.5%                                VALUE
--------------------------------------------------------------------------------
                  FINANCE-- 20.1%
                  AmSouth Bancorp,
$  550,000          7.75%, due 05/15/2004 ......................      $  582,200
                                                                     -----------

                 Banc One Corporation,
   665,000          7.00%, due 07/15/2005 ......................         700,738
 1,000,000          6.875%, due 08/01/2006 .....................       1,045,612
                                                                     -----------
                                                                       1,746,350
                                                                     -----------

                 Bank of America Corporation,
   750,000          7.125%, due 03/01/2009 .....................         784,225
                                                                     -----------

                 Duke Capital Corporation,
 1,500,000          7.50%, due 10/01/2009 ......................       1,585,713
                                                                     -----------


                 Merrill Lynch & Company, Inc.,
   745,000          7.375%, due 08/17/2002 .....................         758,172
 1,000,000          7.00%, due 04/27/2008 ......................       1,045,488
                                                                     -----------
                                                                       1,803,660
                                                                     -----------

THE GOVERNMENT STREET BOND FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
  PAR VALUE       CORPORATE BONDS -- 39.5% (Continued)                    VALUE
--------------------------------------------------------------------------------
                  FINANCE-- 20.1% (CONTINUED)
                  NationsBank,
$  550,000          7.625%, due 04/15/2005 .....................      $  585,337
                                                                     -----------

                  Regions Financial Corporation,
   350,000          7.80%, due 12/01/2002 ......................         360,766
                                                                     -----------

                  Salomon, Inc.,
   597,000          7.50%, due 02/01/2003 ......................         618,602
                                                                     -----------

                  Sears Roebuck Acceptance Corporation,
   700,000          6.00%, due 03/20/2003 ......................         715,239
                                                                     -----------

                  SouthTrust Bank of Alabama, N.A.,
   665,000          7.00%, due 11/15/2008 ......................         670,005
                                                                     -----------

                  Transamerica Financial Corporation,
 1,276,000          7.50%, due 03/15/2004 ......................       1,336,311
                                                                     -----------

                  TOTAL FINANCE CORPORATE BONDS                      $10,788,408
                                                                     -----------

                  INDUSTRIAL-- 14.1%
                  Coca-Cola Company,
   600,000          6.625%, due 08/01/2004 .....................         631,094
                                                                     -----------

                  Conoco, Inc.,
 1,000,000          6.35%, due 04/15/2009 ......................       1,000,931
                                                                     -----------

                  du Pont (E.I.) de Nemours and Company,
   425,000          6.75%, due 10/15/2002 ......................         434,465
                                                                     -----------

                  Ford Motor Company,
 1,000,000          7.25%, due 10/01/2008 ......................         989,051
                                                                     -----------

                  General Motors Corporation,
   565,000          7.10%, due 03/15/2006 ......................         575,246
                                                                     -----------

                  Hanson Overseas,
 1,100,000          7.375%, due 01/15/2003 .....................       1,129,252
                                                                     -----------

                  IBM Corporation,
 1,000,000          7.25%, due 11/01/2002 ......................       1,025,897
                                                                     -----------

                  Philip Morris Companies, Inc.,
   700,000          7.125%, due 10/01/2004 .....................         737,322
                                                                     -----------

                  Wal-Mart Stores, Inc.,
 1,000,000          7.50%, due 05/15/2004 ......................       1,067,358
                                                                     -----------

                  TOTAL INDUSTRIAL CORPORATE BONDS..............    $  7,590,616
                                                                     -----------

THE GOVERNMENT STREET BOND FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
 PAR VALUE        CORPORATE BONDS -- 39.5% (Continued)                  VALUE
--------------------------------------------------------------------------------
                  UTILITY-- 5.3%
                  AT&T Corporation,
$1,000,000          6.00%, due 03/15/2009 ......................      $  924,426
                                                                     -----------

                  BellSouth Corporation,
   750,000          7.75%, due 02/15/2010 ......................         811,253
                                                                     -----------

                  Emerson Electric Company,
   587,000          6.30%, due 11/01/2005 ......................         608,591
                                                                     -----------

                  Scana Corporation,
   500,000          6.05%, due 01/13/2003 ......................         510,233
                                                                     -----------

                  TOTAL UTILITY CORPORATE BONDS.................     $ 2,854,503
                                                                     -----------

                  TOTAL CORPORATE BONDS (Cost $20,663,239)......     $21,233,527
                                                                     -----------

================================================================================
   PAR VALUE      MUNICIPAL OBLIGATIONS-- 2.1%                          VALUE
--------------------------------------------------------------------------------
                  Alabama State Public School & College Auth.,
$  1,050,000        7.15%, due 09/01/2009 (Cost $1,025,703).....     $ 1,109,682

--------------------------------------------------------------------------------
   PAR VALUE      COMMERCIAL PAPER -- 7.6%                              VALUE
--------------------------------------------------------------------------------
$  2,099,000      Galaxy Funding Corporation, 1.50%,
                   due 04/01/2002                                   $  2,099,000
   2,000,000      U.S. Bancorp, 1.45%, due 04/01/2002                  2,000,000
                                                                     -----------

                  TOTAL COMMERCIAL PAPER (Cost $4,099,000)          $  4,099,000
                                                                     -----------

--------------------------------------------------------------------------------
    SHARES        MONEY MARKETS -- 0.0%                                 VALUE
--------------------------------------------------------------------------------
      864         First American Treasury Obligation Fund -
                    Class S (Cost $864).........................    $        864
                                                                     -----------

                  TOTAL INVESTMENTS AT VALUE-- 99.8%
                    (COST $52,912,389)..........................    $ 53,600,647

                  OTHER ASSETS IN EXCESS OF LIABILITIES-- 0.2%..          87,811
                                                                     -----------

                  NET ASSETS-- 100.0%...........................    $ 53,688,458
                                                                     ===========


See accompanying notes to financial statements.

THE ALABAMA TAX-FREE BOND FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 2002
================================================================================
                 ALABAMA FIXED RATE REVENUE AND GENERAL
   PAR VALUE     OBLIGATION (GO) BONDS-- 93.5%                          VALUE
--------------------------------------------------------------------------------
                 Alabama Mental Health Finance Auth.
                  Special Tax,
$  515,000         5.00%, due 05/01/2006 .......................      $  536,424
                                                                      ----------

                 Alabama Special Care Facilities
                  Financing Auth., Birmingham, Rev.,
   500,000         4.50%, due 11/01/2009, ETM ..................         502,540
   400,000         5.375%, due 11/01/2012, ETM .................         414,072
                                                                      ----------
                                                                         916,612
                                                                      ----------
                 Alabama Special Care Facilities Financing
                  Auth. Mobile Hospital, Revenue,
   250,000         4.50%, due 11/01/2010, ETM ..................         252,355
                                                                      ----------

                 Alabama State, GO,
   100,000         5.70%, due 12/01/2002 .......................         101,309
                                                                      ----------

                 Alabama State Industrial Access Road &
                  Bridge Corp., GO,
   100,000         5.25%, due 06/01/2003 .......................         102,881
                                                                      ----------

                 Alabama State Municipal Electric Authority
                  Power-Supply Rev.,
   100,000         5.00%, due 09/01/2004 .......................         104,291
                                                                      ----------

                 Alabama State Public School & College Auth.,
                  Capital Improvements, Rev.,
   275,000         5.25%, due 11/01/2005 .......................         289,921
   305,000         5.00%, due 12/01/2005 .......................         320,622
   300,000         5.00%, due 02/01/2010 .......................         310,602
   200,000         5.125%, due 11/01/2010 ......................         209,398
   350,000         5.00%, due 11/01/2012 .......................         359,376
   250,000         5.625%, due 07/01/2013 ......................         266,262
   600,000         5.125%, due 11/01/2013 ......................         617,610
   500,000         5.125%, due 11/01/2015 ......................         507,015
                                                                      ----------
                                                                       2,880,806
                                                                      ----------
                 Alabama State Public School & College Rev.,
   300,000         5.00%, due 05/01/2010 .......................         310,890
                                                                      ----------

                 Alabama Water Pollution Control Auth. Rev.,
   190,000         6.25%, due 08/15/2004 .......................         203,435
   200,000         4.65%, due 8/15/2008 ........................         204,534
   500,000         5.00%, due 08/15/2010 .......................         517,975
   180,000         5.00%, due 08/15/2015 .......................         180,031
                                                                      ----------
                                                                       1,105,975
                                                                      ----------
                 Anniston, AL, GO
   250,000         5.50%, due 01/01/2004 .......................         260,222
                                                                      ----------

                 Anniston, AL, Regional Medical Center
                  Hospital Board Rev.,
    10,000         7.375%, due 07/01/2006 ......................          10,802
                                                                      ----------

                 Athens, AL, School Warrants,
   335,000         5.05%, due 08/01/2015 .......................         337,653
                                                                      ----------

THE ALABAMA TAX-FREE BOND FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
                 ALABAMA FIXED RATE REVENUE AND GENERAL
   PAR VALUE     OBLIGATION (GO) BONDS -- 93.5% (Continued)             VALUE
--------------------------------------------------------------------------------
                 Auburn, AL, School Warrants,
$  285,000         4.25%, due 08/01/2009 .......................      $  282,330
                                                                      ----------

                 Auburn, AL, Water Works Board Water Rev.,
   335,000         5.00%, due 07/01/2015 .......................         336,578
                                                                      ----------

                 Auburn University, AL, General Fee Rev.,
   175,000         5.20%, due 06/01/2004 .......................         182,609
   325,000         5.25%, due 04/01/2005 .......................         336,797
   400,000         4.45%, due 06/01/2011 .......................         396,296
                                                                      ----------
                                                                         915,702
                                                                      ----------
                 Baldwin Co., AL, Board of Education Rev.,
   200,000         5.20%, due 06/01/2009 .......................         209,106
                                                                      ----------

                 Baldwin Co., AL, GO,
   200,000         5.85%, due 08/01/2003 .......................         208,630
   400,000         5.00%, due 02/01/2007 .......................         416,176
   200,000         4.55%, due 02/01/2009 .......................         199,060
                                                                      ----------
                                                                         823,866
                                                                      ----------
                 Baldwin Co., AL, GO Unlimited Warrants,
   500,000         4.50%, due 11/01/2008 .......................         507,390
                                                                      ----------

                 Birmingham, AL, Series B, GO,
   100,000         5.80%, due 04/01/2002 .......................         100,032
   200,000         5.90%, due 04/01/2003 .......................         204,642
                                                                      ----------
                                                                         304,674
                                                                      ----------
                 Birmingham, AL, Industrial Water Board Rev.,
   100,000         6.00%, due 07/01/2007 .......................         109,096
                                                                      ----------

                 Birmingham, AL, Medical Clinic Board Rev.,
    40,000         7.30%, due 07/01/2005 .......................          42,768
                                                                      ----------

                 Birmingham, AL, Southern College, Private
                  Education Bldg. Auth. Rev.,
   500,000         5.10%, due 12/01/2012 .......................         483,975
                                                                      ----------

                 DCH Health Care Auth. of Alabama, Health
                  Care Facilities Rev.,
    55,000         5.00%, due 06/01/2004 .......................          56,710
                                                                      ----------

                 Decatur, AL, GO,
   300,000         5.00%, due 06/01/2009 .......................         310,608
                                                                      ----------

                 Decatur, AL, Water Rev.,
   100,000         5.00%, due 05/01/2014 .......................         101,088
                                                                      ----------

                 Dothan, AL, GO,
   500,000         5.50%, due 09/01/2014 .......................         524,500
                                                                      ----------

THE ALABAMA TAX-FREE BOND FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
                 ALABAMA FIXED RATE REVENUE AND GENERAL
 PAR VALUE       OBLIGATION (GO) BONDS -- 93.5% (Continued)             VALUE
--------------------------------------------------------------------------------
                 Fairhope, AL, Public Improvements Warrants,
$  295,000         5.10%, due 06/01/2014 .......................      $  299,735
                                                                      ----------

                 Fairhope, AL, Utilities Rev.,
   200,000         5.10%, due 12/01/2008 .......................         204,040
                                                                      ----------

                 Florence, AL, School Warrants,
   200,000         5.00%, due 09/01/2008 .......................         204,856
   200,000         4.65%, due 12/01/2012 .......................         200,272
   400,000         5.75%, due 09/01/2015 .......................         417,832
                                                                      ----------
                                                                         822,960
                                                                      ----------
                 Greenville, AL, GO,
   300,000         5.10%, due 12/01/2009 .......................         312,897
                                                                      ----------

                 Homewood, AL, GO,
   500,000         5.00%,due 09/01/2014 ........................         502,805
                                                                      ----------

                 Hoover, AL, Board of Education Special Tax,
   400,000         6.00%, due 02/15/2006 .......................         423,108
                                                                      ----------

                 Houston Co., AL, GO,
   250,000         5.00%, due 07/01/2002 .......................         251,965
   300,000         5.60%, due 10/15/2014 .......................         317,919
                                                                      ----------
                                                                         569,884
                                                                      ----------
                 Huntsville, AL, Electric Systems Rev.,
   150,000         5.00%, due 12/01/2003 .......................         155,251
   250,000         4.80%, due 12/01/2012 .......................         251,420
                                                                      ----------
                                                                         406,671
                                                                      ----------
                 Huntsville, AL, GO,
   500,000         5.50%, due 11/01/2002 .......................         510,305
   100,000         5.90%, due 11/01/2005, prerefunded
                    11/01/2002 @ 102 ...........................         104,336
   300,000         5.40%, due 02/01/2010 .......................         314,121
   250,000         5.25%, due 11/01/2011 .......................         261,572
                                                                      ----------
                                                                       1,190,334
                                                                      ----------
                 Huntsville, AL, Water Systems Rev.,
   150,000         5.15%, due 05/01/2004 .......................         153,269
   150,000         5.25%, due 05/01/2005 .......................         153,213
   200,000         4.70%, due 11/01/2013 .......................         197,984
                                                                      ----------
                                                                         504,466
                                                                      ----------

                 Jefferson Co., AL, Board of Education Capital
                  Outlay Warrants,
   300,000         5.70%, due 02/15/2011, prerefunded
                    02/15/2005 @ 102............................         323,868
                                                                      ----------

                 Jefferson Co., AL, GO Unlimited Warrants,
   150,000         5.55%, due 04/01/2002 .......................         150,043
   100,000         5.00%, due 04/01/2004 .......................         103,533
                                                                      ----------
                                                                         253,576
                                                                      ----------

THE ALABAMA TAX-FREE BOND FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
                 ALABAMA FIXED RATE REVENUE AND GENERAL
   PAR VALUE     OBLIGATION (GO) BONDS -- 93.5% (Continued)              VALUE
--------------------------------------------------------------------------------
                 Jefferson Co., AL, Sewer Rev.,
$  140,000         5.15%, due 09/01/2002 .......................      $  141,980
    50,000         5.50%, due 09/01/2003, ETM ..................          52,007
   300,000         5.75%, due 09/01/2005, prerefunded
                    09/01/2003 @ 101 ...........................         315,978
                                                                      ----------
                                                                         509,965
                                                                      ----------
                 Lee Co., AL, GO,
   300,000         5.50%, due 02/01/2007 .......................         316,653
                                                                      ----------

                 Madison, AL, Warrants,
   325,000         5.55%, due 04/01/2007 .......................         344,152
   200,000         4.40%, due 02/01/2011 .......................         197,338
   400,000         4.85%, due 02/01/2013 .......................         402,828
                                                                      ----------
                                                                         944,318
                                                                      ----------
                 Madison Co., AL, Board of Education Capital
                  Outlay Tax Antic. Warrants,
   175,000         5.20%, due 09/01/2004 .......................         185,315
   400,000         5.20%, due 03/01/2011 .......................         416,796
   250,000         5.10%, due 09/01/2011 .......................         255,933
                                                                      ----------
                                                                         858,044
                                                                      ----------
                 Mobile, AL, GO,
   180,000         5.75%, due 02/15/2016, prerefunded
                    02/15/2006 @ 102 ...........................         196,202
   275,000         6.20%, due 02/15/2007 .......................         300,042
                                                                      ----------
                                                                         496,244
                                                                      ----------
                 Mobile, AL, Water & Sewer Commissioners Rev.,
   200,000         5.00%, due 01/01/2013 .......................         201,346
                                                                      ----------

                 Mobile Co., AL, Gas Tax Antic. Warrants,
   100,000         4.50%, due 02/01/2003 .......................         100,192
                                                                      ----------

                 Mobile Co., AL, School Board Commissioner
                  Capital Outlay,
   400,000         5.00%, due 03/01/2008 .......................         411,020
                                                                      ----------

                 Mobile Co., AL, Warrants,
   200,000         5.40%, due 08/01/2013 .......................         207,740
                                                                      ----------

                 Montgomery, AL, GO,
   200,000         4.70%, due 05/01/2002 .......................         200,504
   500,000         5.10%, due 10/01/2008 .......................         523,365
   300,000         5.00%, due 11/01/2015 .......................         300,213
                                                                      ----------
                                                                       1,024,082
                                                                      ----------
                 Montgomery, AL, Waterworks & Sanitation Rev.,
   200,000         5.85%, due 03/01/2003 .......................         206,372
   400,000         6.15%, due 09/01/2006 .......................         411,320
   400,000         5.60%, due 09/01/2009 .......................         423,056
                                                                      ----------
                                                                       1,040,748
                                                                      ----------
                 Montgomery Co., AL, GO,
   100,000         5.20%, due 11/01/2006 .......................         103,643
                                                                      ----------

THE ALABAMA TAX-FREE BOND FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
                 ALABAMA FIXED RATE REVENUE AND GENERAL
   PAR VALUE     OBLIGATION (GO) BONDS -- 93.5% (Continued)              VALUE
--------------------------------------------------------------------------------
                 Mountain Brook, AL, City Board of Education
                 Capital Outlay Warrants,
$  405,000         4.80%, due 02/15/2011 .......................      $  409,014
                                                                      ----------

                 Muscle Shoals, AL, GO,
   400,000         5.60%, due 08/01/2010 .......................         422,372
                                                                      ----------
                 Opelika, AL, GO,
   100,000         4.60%, due 03/01/2003 .......................         102,242
   100,000         5.30%, due 07/01/2003 .......................         103,405
                                                                      ----------
                                                                         205,647
                                                                      ----------
                 Scottsboro, AL, Waterworks Sewer & Gas Rev.,
   200,000         4.35%, due 08/01/2011 .......................         196,376
                                                                      ----------

                 Shelby Co., AL, Board of Education, Rev.,
   500,000         4.80%, due 02/01/2011 .......................         508,625
                                                                      ----------

                 Shelby Co., AL, GO,
   315,000         4.75%, due 02/01/2009 .......................         322,371
                                                                      ----------

                 Shelby Co., AL, Hospital Board Rev.,
    40,000         6.60%, due 02/01/2003 .......................          41,468
                                                                      ----------

                 Trussville, AL, Warrants,
   400,000         4.30%, due 10/01/2010 .......................         395,508
                                                                      ----------

                 Tuscaloosa, AL, Board of Education, GO,
   100,000         5.10%, due 02/01/2004 .......................         103,737
   300,000         4.625%, due 08/01/2008 ......................         304,878
                                                                      ----------
                                                                         408,615
                                                                      ----------
                 Tuscaloosa, AL, Board of Education
                  Special Tax Warrants,
   300,000         4.85%, due 02/15/2013 .......................         301,668
                                                                      ----------

                 Tuscaloosa, AL, GO,
   500,000         5.45%, due 01/01/2014 .......................         522,795
                                                                      ----------

                 University of Alabama, AL, Series A, Rev.,
   240,000         5.10%, due 10/01/2002 .......................         243,799
   400,000         5.25%, due 06/01/2010 .......................         416,868
   100,000         5.375%, due 06/01/2013 ......................         103,412
   400,000         5.00%, due 10/01/2014 .......................         397,792
                                                                      ----------
                                                                       1,161,871
                                                                      ----------
                 Vestavia Hills, AL, Warrants,
   125,000         4.90%, due 04/01/2005 .......................         129,775
   565,000         5.00%, due 02/01/2012 .......................         577,752
                                                                      ----------
                                                                         707,527
                                                                      ----------
                 TOTAL ALABAMA FIXED RATE REVENUE AND GENERAL
                   OBLIGATION (GO) BONDS (Cost $29,031,043) ....    $ 29,560,807
                                                                      ----------

THE ALABAMA TAX-FREE BOND FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
   SHARES        MONEY MARKETS -- 5.4%                                  VALUE
--------------------------------------------------------------------------------
  1,703,180      First American Tax-Free Obligation Fund
                  - Class S (Cost $1,703,180)...................   $   1,703,180
                                                                     -----------
                 TOTAL INVESTMENTS AT VALUE-- 98.9%
                  (Cost $30,734,223)............................   $  31,263,987

                 OTHER ASSETS IN EXCESS OF LIABILITIES-- 1.1%...         339,454
                                                                     -----------

                 NET ASSETS-- 100.0%............................   $  31,603,441
                                                                     ===========


See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2002
================================================================================
1. SIGNIFICANT ACCOUNTING POLICIES

The Government Street Equity Fund, The Government Street Bond Fund, and The Alabama Tax Free Bond Fund (the Funds) are each a no-load series of the Williamsburg Investment Trust (the Trust). The Trust, an open-end management investment company registered under the Investment Company Act of 1940, was organized as a Massachusetts business trust on July 18, 1988.

The Government Street Equity Fund's investment objective is to seek capital appreciation through the compounding of dividends and capital gains, both realized and unrealized, by investing in common stocks.

The Government Street Bond Fund's investment objectives are to preserve capital, to provide current income and to protect the value of the portfolio against the effects of inflation.

The Alabama Tax Free Bond Fund's investment objectives are to provide current income exempt from federal income taxes and from the personal income taxes of Alabama and to preserve capital.

The following is a summary of the Funds' significant accounting policies:

Securities valuation -- The Funds' portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange (normally 4:00 p.m., Eastern time). Securities which are traded over-the-counter are valued at the last sales price, if available, otherwise, at the last quoted bid price. Securities traded on a national stock exchange are valued based upon the closing price on the principal exchange where the security is traded. It is expected that fixed income securities will ordinarily be traded in the over-the-counter market, and common stocks will ordinarily be traded on a national securities exchange, but may also be traded in the over-the-counter market. When market quotations are not readily available, fixed income securities may be valued on the basis of prices provided by an independent pricing service.

Repurchase agreements -- The Funds may enter into joint repurchase agreements with other funds within the Trust. The joint repurchase agreement, which is collateralized by U.S. Government obligations, is valued at cost which, together with accrued interest, approximates market value. At the time the Funds enter into the joint repurchase agreement, the Funds take possession of the underlying securities and the seller agrees that the value of the underlying securities, including accrued interest, will at all times be equal to or exceed the face amount of the repurchase agreement. In addition, each Fund actively monitors and seeks additional collateral, as needed.

Share valuation -- The net asset value per share of each Fund is calculated daily by dividing the total value of each Fund's assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of each Fund is equal to the net asset value per share.

NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2002 (CONTINUED)
================================================================================
Investment income -- Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Discounts and premiums on fixed-income securities purchased are amortized using the interest method.

Distributions to shareholders -- Dividends arising from net investment income are declared and paid quarterly to shareholders of The Government Street Equity Fund; declared and paid monthly to shareholders of The Government Street Bond Fund; and declared daily and paid monthly to shareholders of The Alabama Tax Free Bond Fund. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. There were no differences between the book and tax basis of distributions for the years ended March 31, 2002 and 2001.

The tax character of distributable earnings at March 31, 2002 were as follows:

-------------------------------------------------------------------------------------------
                       Undistributed                      Capital                Total
                          Ordinary       Unrealized         Loss             Distributable
                           Income       Appreciation    Carryforwards           Earnings
-------------------------------------------------------------------------------------------
Government
Street Equity Fund    $   10,074      $   31,137,975     $   ( 277,085)     $   30,870,964

Government
Street Bond Fund      $    8,766      $      382,126     $ ( 1,035,105)     $   ( 644,213)

Alabama Tax
Free Bond Fund        $     --        $      484,785     $   ( 174,507)     $     310,278

-------------------------------------------------------------------------------------------

Security transactions -- Security transactions are accounted for on trade date. Cost of securities sold is determined on a specific identification basis.

Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Change in accounting principle - As required, effective April 1, 2001, The Government Street Bond Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies (the Guide) and began amortizing premium on debt securities. Prior to April 1, 2001, the Fund did not amortize premiums on debt securities. The cumulative effect of this accounting change had no impact on total net assets of the Fund, but

NOTES TO  FINANCIAL  STATEMENTS
MARCH 31,  2002  (CONTINUED)
================================================================================

resulted in a $125,336 reduction in the cost of securities and a corresponding $125,336 increase in net unrealized gains and losses, based on securities held by the Fund on April 1, 2001.

The effect of this change during the year ended March 31, 2002 was to decrease net investment income by $206,778, increase net unrealized gains and losses by $113,891 and increase net realized gains and losses by $92,887. As a result, the ratio of net investment income to average net assets decreased by 0.39%, the net investment income per share decreased by $0.08 and the net realized and unrealized gains and losses per share increased by $0.08.

Additionally, as required by the Guide, effective April 1, 2001, The Government Street Bond Fund began recording paydown gains and losses on mortgage and asset-backed securities as adjustments to interest income. Prior to April 1, 2001, the Fund recorded paydown gains and losses on mortgage and asset-backed securities as realized gains and losses. The effect of this change during the year ended March 31, 2002 was to decrease net investment income by $23,575 and increase net realized gains and losses by $23,575. As a result, the net investment income per share decreased by $0.01 and the ratio on investment income to average net assets decreased by 0.05% for the year ended March 31, 2002.

The Alabama Tax Free Bond Fund, as required, also adopted the provisions of the Guide and began accreting market discount on debt securities. Prior to April 1, 2001, the Fund did not accrete market discounts on debt securities. The cumulative effect of this accounting change had no impact on total net assets of the Fund, but resulted in a $21,521 increase in the cost of securities and a corresponding $21,521 decrease in net unrealized gains and losses, based on securities held by the Fund on April 1, 2001.

The effect of this change during the year ended March 31, 2002 was to increase net investment income by $5,534, decrease net unrealized gains and losses by $4,511, decrease net realized gains and losses by $1,023. As a result, the ratio of net investment income to average net assets increased by 0.02%, the net investment income per share increased by less than $0.01 and the net realized and unrealized gains and losses per share decreased by less than $0.01.

Federal income tax -- It is each Fund's policy to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies, and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

NOTES TO FINANCIAL  STATEMENTS
MARCH 31, 2002  (CONTINUED)
================================================================================
The following information is based upon the federal income tax cost of portfolio investments of each Fund as of March 31, 2002:

--------------------------------------------------------------------------------
                                      Government      Government       Alabama
                                        Street          Street        Tax Free
                                     Equity Fund      Bond Fund       Bond Fund
--------------------------------------------------------------------------------
Gross unrealized appreciation...... $ 38,448,435    $  1,007,429     $  658,275
Gross unrealized depreciation......  ( 6,845,723)      ( 558,398)     ( 172,032)
                                     -----------     -----------     ----------
Net unrealized appreciation         $ 31,602,712    $    449,031     $  486,243
                                     ===========     ===========     ==========

Federal income tax cost             $ 74,056,278    $ 53,151,616   $ 30,777,744
                                     ===========     ===========     ==========

--------------------------------------------------------------------------------

The difference between the federal income tax cost of portfolio investments and the financial statement cost for The Alabama Tax Free Bond Fund is due to the tax deferral of losses on wash sales.

During the year ended March 31, 2001, The Government Street Equity Fund realized $4,113,813 of net capital gains resulting from in-kind redemptions. Certain shareholders exchanged fund shares for securities held by the Fund rather than for cash. Because such gains are not taxable to the Fund, and are not distributed to shareholders, they were reclassified from accumulated net realized gains to paid-in capital on the Statement of Assets and Liabilities. Such reclassification had no effect on the Fund's net assets or net asset value per share.

As of March 31, 2002, the Funds had the following capital loss carryforwards for federal income tax purposes. These capital loss carryforwards may be utilized in future years to offset net realized capital gains, if any, prior to distribution to shareholders.

--------------------------------------------------------------------------------
                                                                EXPIRES
                                             AMOUNT             MARCH 31,
--------------------------------------------------------------------------------
Government Street Equity Fund            $    277,085             2009
--------------------------------------------------------------------------------
Government Street Bond Fund              $    64,123              2003
                                             106,397              2004
                                             129,539              2005
                                             126,569              2006
                                             106,011              2007
                                             220,187              2008
                                             195,097              2009
                                              87,182              2010
                                           ---------
                                         $ 1,035,105
                                           =========
--------------------------------------------------------------------------------

Alabama Tax Free Bond Fund               $   115,762              2004
                                                 347              2007
                                              58,398              2009
                                           ---------
                                         $   174,507
                                           =========

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2002 (CONTINUED)
================================================================================
In addition, The Government Street Equity Fund, The Government Street Bond, and The Alabama Tax Free Bond Fund had net realized capital losses of $464,737, $67,268, and $1,458, respectively, during the period November 1, 2001 through March 31, 2002, which are treated for federal income tax purposes as arising during the Funds' tax year ending March 31, 2003. These "post-October" losses may be utilized in future years to offset net realized capital gains prior to distributing such gains to shareholders.

2. INVESTMENT  TRANSACTIONS

During the year ended March 31, 2002, cost of purchases and proceeds from sales and maturities of investment securities, other than short-term investments, amounted to $26,330,363 and $16,515,535, respectively, for The Government Street Equity Fund, $13,084,476 and $8,406,218, respectively, for The Government Street Bond Fund, and $6,213,188 and $2,718,925, respectively, for The Alabama Tax Free Bond Fund.

3.  TRANSACTIONS WITH AFFILIATES
INVESTMENT ADVISORY AGREEMENT
The Funds' investments are managed by T. Leavell & Associates, Inc. (the Adviser) under the terms of an Investment Advisory Agreement. Under the Investment Advisory Agreement, The Government Street Equity Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate of .60% of its average daily net assets up to $100 million and .50% of such assets in excess of $100 million. The Government Street Bond Fund pays the Adviser a fee at an annual rate of .50% of its average daily net assets up to $100 million and .40% of such net assets in excess of $100 million. The Alabama Tax Free Bond Fund pays the Adviser a fee at an annual rate of .35% of its average daily net assets up to $100 million and .25% of such net assets in excess of $100 million.

The Adviser currently intends to limit the total operating expenses of The Alabama Tax Free Bond Fund to .65% of its average daily net assets. Accordingly, the Adviser voluntarily waived $17,551 of its investment advisory fees for the Fund during the year ended March 31, 2002.

Certain Trustees and officers of the Trust are also officers of the Adviser.

MUTUAL FUND SERVICES AGREEMENT
Under the terms of a Mutual Fund Services Agreement between the Trust and Ultimus Fund Solutions, LLC (Ultimus), Ultimus provides administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services for the Funds. For these services, Ultimus receives a monthly fee from The Government Street Equity Fund and The Alabama Tax Free Bond Fund at an annual rate of .15% of its average daily net assets up to $25 million; .125% of the next $25 million of such assets; and .10% of such net assets in excess of $50 million. From The Government Street Bond Fund, Ultimus receives a monthly fee of .075% of its average daily net assets up to $200 million and .05% of such assets in excess of $200 million. In addition, each Fund pays out-of-pocket expenses including, but not limited to, postage, supplies and costs of pricing the Funds' portfolio securities.

Certain officers of the Trust are also officers of Ultimus, or of Ultimus Fund Distributors, LLC, the principal underwriter of each Fund's shares and an affiliate of Ultimus.

REPORT OF INDEPENDENT
CERTIFIED PUBLIC ACCOUNTANTS
================================================================================

To the Shareholders and Board of Trustees
The Williamsburg Investment Trust
Cincinnati, Ohio

     We have audited the accompanying statements of assets and liabilities of The Government Street Equity Fund, The Government Street Bond Fund and The
Alabama Tax Free Bond Fund, (each a series of The Williamsburg Investment Trust), including the portfolios of investments, as of March 31, 2002, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2002 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Government Street Equity Fund, The Government Street Bond Fund and The Alabama Tax Free Bond Fund, as of March 31, 2002, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                            Tait, Weller & Baker

Philadelphia,  Pennsylvania
April 26,  2002

BOARD OF  TRUSTEES  AND  EXECUTIVE
OFFICERS (UNAUDITED)
================================================================================
Overall responsibility for management of the Fund rests with the Board of Trustees. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement or removal. The Trustees, in turn, elect the officers of the Fund to actively supervise its day-to-day operations. The officers have been elected for an annual term. The following are the Trustees and executive officers of the Fund:

                                                                        POSITION HELD     LENGTH OF
TRUSTEE                     ADDRESS                            AGE      WITH THE TRUST    TIME SERVED
--------------------------------------------------------------------------------------------------------------
*John T. Bruce              800 Main Street                     49      Chairman and      Since
                            Lynchburg, VA                               Trustee           September 1988
--------------------------------------------------------------------------------------------------------------
*Austin Brockenbrough III   1802 Bayberry Court                 65      Trustee           Since
                            Suite 400, Richmond, VA                                       September 1988
--------------------------------------------------------------------------------------------------------------
*Charles M. Caravati, Jr.   931 Broad Street Road               65      Trustee           Since
                            Manakin-Sabot, VA                                             June 1991
--------------------------------------------------------------------------------------------------------------
J. Finley Lee               200 Westminster Drive               62      Trustee           Since
                            Chapel Hill, NC                                               September 1988
--------------------------------------------------------------------------------------------------------------
*Richard Mitchell           150 Government Street               52      Trustee and       Since
                            Mobile, AL                                  President         June 1991
--------------------------------------------------------------------------------------------------------------
Richard L. Morrill          G19 Boatright Library               62      Trustee           Since
                            Richmond, VA                                                  March 1993
--------------------------------------------------------------------------------------------------------------
Harris V. Morrissette       100 Jacintoport Boulevard           42      Trustee           Since
                            Saraland, AL                                                  March 1993
--------------------------------------------------------------------------------------------------------------
Erwin H. Will, Jr.          47 Willway Avenue                   69      Trustee           Since
                            Richmond, VA                                                  July 1997
--------------------------------------------------------------------------------------------------------------
Samuel B. Witt III          2300 Clarendon Boulevard            66      Trustee           Since
                            Suite 407, Arlington, VA                                      November 1988
--------------------------------------------------------------------------------------------------------------
Timothy S. Healey           600 Luckie Drive                    49      Vice President    Since
                            Luckie Building                             of The Alabama    January 1995
                            Suite 305                                   Tax Free
                            Birmingham, AL                              Bond Fund
--------------------------------------------------------------------------------------------------------------
Robert G. Dorsey            135 Merchant Street, Suite 230,     45      Vice President    Since
                            Cincinnati, OH                                                November 2000
--------------------------------------------------------------------------------------------------------------
Mark J. Seger               135 Merchant Street, Suite 230      40      Treasurer         Since
                            Cincinnati, OH                                                November 2000
--------------------------------------------------------------------------------------------------------------
John F. Splain              135 Merchant Street, Suite 230      45      Secretary         Since
                            Cincinnati, OH                                                November 2000
--------------------------------------------------------------------------------------------------------------

================================================================================
*Messrs. Bruce, Brockenbrough, Caravati and Mitchell are "interested persons" of the Trust within the meaning of Section 2(a)(19) of the Investment Company Act of 1940. Charles M. Caravati, Jr. is the father of Charles M. Caravati III, an officer of The Jamesown Funds, which are other portfolios of the Trust.

Each Trustee oversees ten portfolios of the Trust, including the Funds. The principal occupations of the Trustees and executive officers of the Funds during the past five years and public directorships held by the Trustees are set forth below:

John T. Bruce is a Principal of Flippin, Bruce & Porter, Inc. (an investment advisory firm).

Austin Brockenbrough III is President and Managing Director of Lowe, Brockenbrough & Company, Inc. (an investment advisory firm). He is a member of the Board of Directors of Tredegar Industries, Inc. (a plastics manufacturer) and Wilkinson O'Grady & Co., Inc. (a global asset manager). In addition, he is a member of the Board of Trustees for the University of Richmond.

Charles M. Caravati, Jr. is a retired physician. He is also the retired President of Dermatology Associates of Virginia, P.C.

J. Finley Lee is a financial consultant and the Julian Price Professor Emeritus at the University of North Carolina. In addition, he is a member of the Board of Trustees of the Albemarle Investment Trust (a registered investment company).

Richard Mitchell is a Principal of the Adviser.

Richard L. Morrill is the Chancellor of the University of Richmond. He is also a member of the Board of Directors of Tredegar Industries, Inc. and Albemarle Corporation (a manufactuer of polymers and chemicals).

Harris V. Morrissette is President of Marshall Biscuit Co., Inc. He is a member of the Board of Directors of BancTrust Financial Group, Inc. (a bank holding company) and EnergySouth, Inc. In addition, he is Chairman of Azalea Aviation, Inc. (an airplane fueling company).

Erwin H. Will, Jr. is retired. Until December 31, 2001, he was the Managing Director of Equities of Virginia Retirement System.

Samuel B. Witt III is Senior Vice President and General Counsel of Stateside Associates, Inc. He is also a member of the Board of Directors of The Swiss Helvetia Fund, Inc. (a closed-end investment company).

Timothy S. Healey is a Principal of the Adviser.

BOARD OF TRUSTEES AND EXECUTIVE
OFFICERS (UNAUDITED) (CONTINUED)
================================================================================
Robert G. Dorsey is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC. Prior to March 1999, he was President of Countrywide Fund Services, Inc. (a mutual fund services company).

Mark J. Seger is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC. Prior to March 1999, he was First Vice President of Countrywide Fund Services, Inc.

John F. Splain is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC. Prior to March 1999, he was First Vice President and Secretary of Countrywide Fund Services, Inc. and affiliated companies.

                       THIS PAGE INTENTIONALLY LEFT BLANK

                          THE GOVERNMENT STREET FUNDS
                         ------------------------------
                              No Load Mutual Funds


                            INVESTMENT ADVISER
                            T. Leavell & Associates, Inc.
                            150 Government Street
                            Post Office Box 1307
                            Mobile, AL 36633

                            ADMINISTRATOR
                            Ultimus Fund Solutions, LLC
                            P.O. Box 46707
                            Cincinnati, OH 45246-0707
                            1-866-738-1125

                            LEGAL COUNSEL
                            Sullivan & Worcester LLP
                            One Post Office Square
                            Boston, MA 02109

                            BOARD OF TRUSTEES
                            Richard Mitchell, President
                            Austin Brockenbrough, III
                            John T. Bruce
                            Charles M. Caravati, Jr.
                            J. Finley Lee, Jr.
                            Richard L. Morrill
                            Harris V. Morrissette
                            Erwin H. Will, Jr.
                            Samuel B. Witt, III

                            PORTFOLIO MANAGERS
                            Thomas W. Leavell,
                              The Government Street Equity Fund
                            Mary Shannon Hope,
                              The Government Street Bond Fund
                            Timothy S. Healey,
                              The Alabama Tax Free Bond Fund

                       STATEMENT OF ADDITIONAL INFORMATION

                           THE JAMESTOWN BALANCED FUND
                            THE JAMESTOWN EQUITY FUND

                     THE JAMESTOWN TAX EXEMPT VIRGINIA FUND

                                 AUGUST 1, 2002


                                    SERIES OF
                          WILLIAMSBURG INVESTMENT TRUST
                         135 MERCHANT STREET, SUITE 230
                             CINCINNATI, OHIO 45246
                            TELEPHONE 1-866-738-1126


                                TABLE OF CONTENTS


FUND OBJECTIVES, INVESTMENTS, STRATEGIES AND RISKS ..........................  2

MUNICIPAL OBLIGATIONS .......................................................  7

DESCRIPTION OF BOND RATINGS ................................................. 15
INVESTMENT LIMITATIONS ...................................................... 17
TRUSTEES AND OFFICERS ....................................................... 20

PRINCIPAL HOLDERS OF FUND SHARES ............................................ 24

INVESTMENT ADVISER .......................................................... 24
ADMINISTRATOR ............................................................... 26
DISTRIBUTOR ................................................................. 27
OTHER SERVICES .............................................................. 27
BROKERAGE ................................................................... 28
SPECIAL SHAREHOLDER SERVICES ................................................ 29
PURCHASE OF SHARES .......................................................... 30
REDEMPTION OF SHARES ........................................................ 31
NET ASSET VALUE DETERMINATION ............................................... 32
ALLOCATION OF TRUST EXPENSES ................................................ 32
ADDITIONAL TAX INFORMATION .................................................. 32
CAPITAL SHARES AND VOTING ................................................... 34
CALCULATION OF PERFORMANCE DATA ............................................. 35
FINANCIAL STATEMENTS AND REPORTS ............................................ 38

This Statement of Additional Information is not a prospectus and should only be read in conjunction with the Prospectus of The Jamestown Funds dated August 1, 2002. This Statement of Additional Information is incorporated by reference in its entirety into the Prospectus. The Prospectus may be obtained from the Funds, at the address and phone number shown above, at no charge.

               FUND OBJECTIVES, INVESTMENTS, STRATEGIES AND RISKS


The Jamestown  Balanced Fund (the "Balanced  Fund"),  The Jamestown  Equity Fund
(the "Equity Fund") and The Jamestown Tax Exempt Virginia Fund (the "Fixed Income Fund") are three separate investment portfolios of Williamsburg Investment Trust (the "Trust"). All information contained herein applies to each of the Funds unless otherwise noted.


The investment objectives and principal strategies of the Funds are described in the Prospectus. Supplemental information about these strategies is set forth below. Certain capitalized terms used herein are defined in the Prospectus.


FOREIGN SECURITIES. Because of the inherent risk of foreign securities over domestic issues, the Funds will not invest in foreign investments except those traded domestically as American Depository Receipts ("ADRs"). ADRs are receipts typically issued by an American bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. The Funds may invest in foreign securities if the Adviser believes such investment would be consistent with the Funds' investment objectives. The same factors would be considered in selecting foreign securities as with domestic securities, as discussed in the Prospectus. Foreign securities investment presents special considerations not typically associated with investments in domestic securities. Foreign taxes may reduce income. Currency exchange rates and regulations may cause fluctuation in the value of foreign securities. Foreign securities are subject to different regulatory environments than in the United States and, compared to the United States, there may be a lack of uniform accounting, auditing and financial reporting standards, less volume and liquidity and more volatility, less public information, and less regulation of foreign issuers. Countries have been known to expropriate or nationalize assets, and foreign investments may be subject to political, financial or social instability or adverse diplomatic developments. There may be difficulties in obtaining service of process on foreign issuers and difficulties in enforcing judgments with respect to claims under the U.S. securities laws against such issuers. Favorable or unfavorable differences between U.S. and foreign economies could affect foreign securities values. The U.S. Government has, in the past, discouraged certain foreign investments by U.S. investors through taxation or other restrictions and it is possible that such restrictions could be imposed again.


WARRANTS AND RIGHTS. Warrants are essentially options to purchase equity securities at specific prices and are valid for a specific period of time. Prices of warrants do not necessarily move in concert with the prices of the underlying securities. Rights are similar to warrants but generally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

U.S. GOVERNMENT SECURITIES. The Funds may invest in debt obligations which are issued or guaranteed by the U.S. Government, its agencies and instrumentalities ("U.S. Government Securities") as described herein. U.S. Government Securities include the following securities: (1) U.S. Treasury obligations of various interest rates, maturities and issue dates, such as U.S. Treasury bills (mature in one year or less), U.S. Treasury notes (mature in one to seven years), and U.S. Treasury bonds (mature in more than seven years), the payments of principal and interest of which are all backed by the full faith and credit of the U.S. Government; (2) obligations issued or guaranteed by U.S. Government agencies or instrumentalities, some of which are backed by the full faith and credit of the U.S. Government, e.g., obligations of the Government National Mortgage Association ("GNMA"), the Farmers Home Administration and the Export Import Bank; some of which do not carry the full faith and credit of the U.S. Government but which are supported by the right of the issuer to borrow from the U.S. Government, e.g., obligations of the Tennessee Valley Authority, the U.S. Postal Service, the Federal National Mortgage Association ("FNMA"), and the Federal Home Loan Mortgage Corporation ("FHLMC"); and some of which are backed only by the credit of the issuer itself, e.g., obligations of the Student Loan Marketing Association, the Federal Home Loan Banks and the Federal Farm Credit Bank; and (3) any of the foregoing purchased subject to repurchase agreements as described herein. The guarantee of the U.S. Government does not extend to the yield or value of U.S. Government Securities or of the Fund's shares.

Obligations of GNMA, FNMA and FHLMC may include direct pass-through "Certificates," representing undivided ownership interests in pools of mortgages. Such Certificates are guaranteed as to payment of principal and interest (but not as to price and yield) by the U.S. Government or the issuing agency. Mortgage Certificates are subject to more rapid prepayment than their stated maturity date would indicate; their rate of prepayment tends to accelerate during periods of declining interest rates and, as a result, the proceeds from such prepayments may be reinvested in instruments which have lower yields. To the extent such securities were purchased at a premium, such prepayments could result in capital losses.

REPURCHASE AGREEMENTS. The Funds may acquire U.S. Government Securities subject to repurchase agreements. A repurchase transaction occurs when, at the time a Fund purchases a security (normally a U.S. Treasury obligation), it also resells it to the vendor (normally a member bank of the Federal Reserve System or a registered Government Securities dealer) and must deliver the security (and/or securities substituted for them under the repurchase agreement) to the vendor on an agreed upon date in the future. Such securities, including any securities so substituted, are referred to as the "Repurchase Securities." The repurchase price exceeds the purchase price by an amount which reflects an agreed upon market interest rate effective for the period of time during which the repurchase agreement is in effect.

The majority of these transactions run day to day and the delivery pursuant to the resale typically will occur within one to five days of the purchase. The Funds' risk is limited to the ability of the vendor to pay the agreed upon sum upon the delivery date; in the event of bankruptcy or other default by the vendor, there may be possible delays and expenses in liquidating the instrument purchased, decline in its value and loss of interest. These risks are minimized when the Funds hold a perfected security interest in the Repurchase Securities and can therefore sell the instrument promptly. Under guidelines issued by the Trustees, the Adviser will carefully consider the creditworthiness of a vendor during the term of the repurchase agreement. Repurchase agreements are considered as loans collateralized by the Repurchase Securities, such agreements being defined as "loans" under the Investment Company Act of 1940 (the "1940 Act"). The return on such "collateral" may be more or less than that from the repurchase agreement. The market value of the resold securities will be monitored so that the value of the "collateral" is at all times as least equal to the value of the loan, including the accrued interest earned thereon. All Repurchase Securities will be held by the Funds' custodian either directly or through a securities depository. Each Fund will not enter into a repurchase agreement which will cause more than 10% of its net assets to be invested in repurchase agreements which extend beyond seven days and other illiquid securities.


COLLATERALIZED MORTGAGE OBLIGATIONS AND OTHER MORTGAGE-RELATED SECURITIES. The Balanced Fund may invest in collateralized mortgage obligations ("CMOs") which are generally backed by mortgage pass-through securities or whole mortgage loans. CMOs are usually structured into classes of varying maturities and principal payment priorities. The prepayment sensitivity of each class may or may not resemble that of the CMOs' collateral depending on the maturity and structure of that class. CMOs pay interest and principal (including prepayments) monthly, quarterly or semiannually. Most CMOs are AAA rated, reflecting the credit quality of the underlying collateral; however, some classes carry greater price risk than that of their underlying collateral. The Adviser will invest in CMO classes only if their characteristics and interest rate sensitivity fit the investment objectives and policies of the Fund.


In addition to the mortgage pass-through securities and the CMOs mentioned above, the Fund may also invest in other mortgage derivative products if the Adviser views them to be consistent with the overall policies and objectives of the Fund. Current offerings include "principal only" (PO) and "interest only"
(IO) Stripped Mortgage Backed Securities ("SMBS"). POs and IOs are created when a mortgage pass-through certificate is separated into two securities - one security representing a claim to principal distributions and the other representing a claim to the corresponding interest payments. As prepayments on the underlying mortgage loans rise (typically when interest rates fall), the PO security holders receive their principal sooner than expected, which serves to increase the POs' yield. The IO security holders receive interest payments only on the outstanding principal amount of the underlying mortgage loans. Therefore, if prepayments on the notional principal on the IO rise, the IO's price will fall. As POs generally benefit from declining interest rates and IOs generally benefit from rising interest rates, these securities can provide an effective way to stabilize portfolio value.

SMBS are much more sensitive to prepayment fluctuations than are regular mortgage-backed securities and therefore involve more risk. Due to the deep discounted prices of SMBS, any mismatch in actual versus anticipated prepayments of principal will significantly increase or decrease the yield to maturity. In general, changes in interest rate levels will have the greatest effect on prepayments. Sufficiently high prepayments could result in purchasers of IOs not recovering the full amount of their initial investment.

The Adviser expects that governmental, government related and private entities may create other mortgage-related securities offering mortgage pass-through and mortgage collateralized instruments in addition to those described herein. As new types of mortgage securities are developed and offered to the investment community, the Adviser will, consistent with the Fund's investment objectives, policies and quality standards, consider making investments in such new types of mortgage-related securities.

ASSET-BACKED SECURITIES. Asset-backed securities have been offered to investors backed by loans such as automobile loans, home equity loans, credit card receivables, marine loans, recreational vehicle loans and manufactured housing loans. Typically, asset-backed securities represent undivided fractional interests in a pool whose assets consist of loans and security interests in the collateral securing the loans. Payments of principal and interest on asset-backed securities are passed through monthly to certificate holders. In some cases, asset-backed securities are divided into senior and subordinated classes so as to enhance the quality of the senior class. Underlying loans are subject to prepayment, which may reduce the overall return to certificate holders. If the subordinated classes are exhausted and the full amounts due on underlying loans are not received because of unanticipated costs, depreciation, damage or loss of the collateral securing the contracts, or other factors, certificate holders may experience delays in payment or losses on asset-backed securities. The Balanced Fund may invest in other asset-backed securities that may be developed in the future.

ZERO COUPON AND ORIGINAL ISSUE DISCOUNT ("OID") BONDS. The Balanced Fund may invest in zero coupon and original issue discount bonds, which are typically offered without coupons or with very low coupons. These bonds will typically be more interest rate sensitive than a comparable maturity current coupon bond. The majority of zero coupon bonds have been created when a qualified U.S. Government Security is exchanged for a series of "Strips" through the Federal Reserve Bank. Strips have been created from, among others, U.S. Treasury, Resolution Trust Corporation and Financing Corporation securities. A number of U.S. Government Securities have also been repackaged by broker-dealers or commercial banks into trusts which issue zero coupon receipts such as U.S. Treasury Receipts ("TRs") or Treasury Investment Growth Receipts ("TIGRs"). Zero coupon and original issue discount bonds generate income under generally accounting principles, but do not generate cash flow, resulting in the possibility that the Funds may be required to sell portfolio securities to make distributions as required under subchapter M of the Internal Revenue Code.

VARIABLE AND FLOATING RATE SECURITIES. The Funds may invest in variable or floating rate securities which adjust the interest rate paid at periodic intervals based on an interest rate index. Typically, floating rate securities use as their benchmark an index such as the 1, 3 or 6 month LIBOR, 3, 6 or 12 month Treasury bills, or the Federal Funds rate. Resets of the rates can occur at predetermined intervals or whenever changes in the benchmark index occur.


SHARES OF OTHER INVESTMENT COMPANIES. Each Fund may invest in shares of other investment companies which are generally authorized to invest in securities eligible for purchase by such Fund. The Equity Fund and the Balanced Fund will not purchase securities of other investment companies, except through purchases in the open market involving only customary brokerage commissions and as a result of which not more than 5% of a Fund's total assets would be invested in such securities, or except as part of a merger, consolidation or other acquisition. The Tax Exempt Virginia Fund does not presently intend to invest more than 10% of its total assets in securities of other investment companies.
With respect to the Balanced Fund and the Equity Fund, such other investment companies may include Standard & Poor's Depository Receipts ("SPDRs") and shares of the DIAMONDS Trust ("DIAMONDs"). SPDRs are exchange-traded securities that represent ownership on the SPDR Trust, a long-term unit investment trust which has been established to accumulate and hold a portfolio of common stocks that is intended to track the price performance and dividend yield of the Standard & Poor's Composite Stock Price Index. Holders of SPDRs are entitled to receive proportionate quarterly distributions corresponding to the dividends which accrue on the S&P 500 stocks in the underlying portfolio, less accumulated expenses of the SPDR Trust. DIAMONDs operate similarly to SPDRs, except that the DIAMONDS Trust is intended to track the price performance and dividend yield of the Dow Jones Industrial Average. SPDRs and DIAMONDs are unlike traditional mutual funds in that they are available for purchase or sale during the trading day like a share of stock, rather than at closing net asset value per share. This characteristic of SPDRs and DIAMONDs is a risk separate and distinct from the risk that its net asset value will decrease.


To the extent the Funds purchase shares of other investment companies, Fund shareholders would indirectly pay a portion of the operating costs of such investment companies. These cost include management, brokerage, shareholder servicing and other operational expenses. Indirectly, then, shareholders may pay higher operational costs than if they owned the underlying investment companies directly.

DESCRIPTION OF MONEY MARKET INSTRUMENTS. Money market instruments may include U.S. Government Securities or corporate debt obligations (including those subject to repurchase agreements) as described herein, provided that they mature in thirteen months or less from the date of acquisition and are otherwise eligible for purchase by the Funds. Money market instruments also may include Bankers' Acceptances and Certificates of Deposit of domestic branches of U.S. banks, Commercial Paper and Variable Amount Demand Master Notes ("Master Notes"). BANKERS' ACCEPTANCES are time drafts drawn on and "accepted" by a bank, which are the customary means of effecting payment for merchandise sold in import-export transactions and are a source of financing used extensively in international trade. When a bank "accepts" such a time draft, it assumes liability for its payment. When the Funds acquire a Bankers' Acceptance, the bank which "accepted" the time draft is liable for payment of interest and principal when due. The Bankers' Acceptance, therefore, carries the full faith and credit of such bank. A CERTIFICATE OF DEPOSIT ("CD") is an unsecured interest- bearing debt obligation of a bank. CDs acquired by the Funds would generally be in amounts of $100,000 or more. COMMERCIAL PAPER is an unsecured, short term debt obligation of a bank, corporation or other borrower. Commercial Paper maturity generally ranges from two to 270 days and is usually sold on a discounted basis rather than as an interest-bearing instrument. The Funds will invest in Commercial Paper only if it is rated in the highest rating category by any nationally recognized statistical rating organization ("NRSRO") or, if not rated, if the issuer has an outstanding unsecured debt issue rated in the three highest categories by any NRSRO or, if not so rated, is of equivalent quality in the Adviser's assessment. Commercial Paper may include Master Notes of the same quality. MASTER NOTES are unsecured obligations which are redeemable upon demand of the holder and which permit the investment of fluctuating amounts at varying rates of interest. Master Notes are acquired by the Funds only through the Master Note program of the Funds' custodian, acting as administrator thereof. The Adviser will monitor, on a continuous basis, the earnings power, cash flow and other liquidity ratios of the issuer of a Master Note held by the Funds.

FORWARD COMMITMENT AND WHEN-ISSUED SECURITIES. The Balanced Fund and the Tax Exempt Virginia Fund may purchase securities on a when-issued basis or for settlement at a future date if the Funds hold sufficient assets to meet the purchase price. In such purchase transactions the Funds will not accrue interest on the purchased security until the actual settlement. Similarly, if a security is sold for a forward date, the Funds will accrue the interest until the settlement of the sale. When-issued security purchases and forward commitments have a higher degree of risk of price movement before settlement due to the extended time period between the execution and settlement of the purchase or sale. As a result, the exposure to the counterparty of the purchase or sale is increased. Although the Funds would generally purchase securities on a forward commitment or when-issued basis with the intention of taking delivery, the Funds may sell such a security prior to the settlement date if the Adviser felt such action was appropriate. In such a case, the Funds could incur a short-term gain or loss.


BORROWING. Each Fund may borrow, temporarily, up to 5% of its total assets for extraordinary or emergency purposes and may increase the limit (to 33.3% of total assets in the case of the Balanced Fund and the Equity Fund, and 15% of total assets in the case of the Tax Exempt Virginia Fund) to meet redemption requests which might otherwise require untimely disposition of portfolio holdings. To the extent the Funds borrow for these purposes, the effects of market price fluctuation on portfolio net asset value will be exaggerated. If, while such borrowing is in effect, the value of a Fund's assets declines, the Fund would be forced to liquidate portfolio securities when it is disadvantageous to do so. The Funds would incur interest and other transaction costs in connection with such borrowing. No Fund will make any additional investments while its outstanding borrowings exceed 5% of the current value of its total assets.


PORTFOLIO TURNOVER. Portfolio turnover will not be a limiting factor when the Adviser deems changes appropriate. By utilizing the approach to investing described herein, it is expected that annual portfolio turnover will generally not exceed 100% with respect to each Fund. Market conditions may dictate, however, a higher rate of portfolio turnover in a particular year. The degree of portfolio activity affects the brokerage costs of the Funds and may have an impact on the total amount of taxable distributions to shareholders.


                              MUNICIPAL OBLIGATIONS

DESCRIPTION OF MUNICIPAL OBLIGATIONS. Municipal Obligations include bonds, notes and commercial paper issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies or instrumentalities, the interest on which is exempt from federal income taxes (without regard to whether the interest thereon is also exempt from the personal income taxes of any state). Municipal
Obligation bonds are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which Municipal Obligation bonds may be issued include refunding outstanding obligations, obtaining funds for general operating expenses, and obtaining funds to loan to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide privately-operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Such obligations are included within the term Municipal Obligations if the interest paid thereon qualifies as exempt from federal income tax. Other types of industrial development bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute Municipal Obligations, although the current federal tax laws place substantial limitations on the size of such issues.

The two principal classifications of Municipal Obligation bonds are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its good faith, credit and taxing power for the payment of principal and interest. The payment of the principal of and interest on such bonds may be dependent upon an appropriation by the issuer's legislative body. The characteristics and enforcement of general obligation bonds vary according to the law applicable to the particular issuer. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Industrial development bonds which are Municipal Obligations are in most cases revenue bonds and do not generally constitute the pledge of the credit of the issuer of such bonds.

Municipal Obligation notes generally are used to provide for short-term capital needs and generally have maturities of one year or less. Municipal Obligation notes include:

1. TAX ANTICIPATION NOTES. Tax Anticipation Notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various tax revenues, such as income, sales, use and business taxes, and are payable from these specific future taxes.

2. REVENUE ANTICIPATION NOTES. Revenue Anticipation Notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under Federal Revenue Sharing Programs.

3. BOND ANTICIPATION NOTES. Bond Anticipation Notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds then provide the money for the repayment of the Notes.

Issues of commercial paper typically represent short-term, unsecured, negotiable promissory notes. These obligations are issued by agencies of state and local governments to finance seasonal working capital needs of municipalities or to provide interim construction financing and are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases, Municipal Obligation commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.

The yields on Municipal Obligations are dependent on a variety of factors, including general market conditions, supply and demand and general conditions of the Municipal Obligation market, size of a particular offering, the maturity of the obligation and rating (if any) of the issue.

FACTORS AFFECTING VIRGINIA MUNICIPAL OBLIGATIONS. The following information regarding certain economic, financial and legal matters pertaining to Virginia is drawn primarily from official statements relating to securities offerings of Virginia and other publicly available documents, dated as of various dates prior to the date of this Statement of Additional Information and do not purport to be complete descriptions. Data regarding the financial condition of Virginia State government may not be relevant to Municipal Obligations issued by political subdivisions of Virginia. Moreover, the general economic conditions discussed may or may not affect issuers of the obligations. The Trust has not independently verified this information.

The rate of economic growth in the Commonwealth of Virginia has generally increased over the last decade. Per capita income in Virginia has been consistently above national levels during that time. The services sector in Virginia generates the largest number of jobs, followed by wholesale and retail trade, state and local government and manufacturing. Because of Northern Virginia, with its proximity to Washington, D.C., and Hampton Roads, which has the nation's largest concentration of military installations, the federal government has a greater economic impact on Virginia relative to its size than any state other than Alaska and Hawaii.

According to statistics published by the U.S. Department of Labor, Virginia typically has one of the lowest unemployment rates in the nation. This is generally attributed to the balance among the various sectors represented in the economy. Virginia is one of twenty-one states with a right-to-work law and is generally regarded as having a favorable business climate marked by few strikes or other work stoppages. Virginia is also one of the least unionized among the industrialized states.

Virginia's state government operates on a two-year budget. The Constitution vests the ultimate responsibility and authority for levying taxes and appropriating revenue in the General Assembly, but the Governor has broad authority to manage the budgetary process. Once an appropriation act becomes law, revenue collections and expenditures are constantly monitored by the Governor, assisted by the Secretary of Finance and the Department of Planning and Budget, to ensure that a balanced budget is maintained. If projected revenue collections fall below amounts appropriated at any time, the Governor must reduce expenditures and withhold allotments of appropriations (other than for debt service and other specified purposes) to restore balance. An amendment to the Constitution, effective January 1, 1993, established a Revenue Stabilization Fund. This Fund is used to offset a portion of anticipated shortfalls in revenues in years when appropriations based on previous forecasts exceed expected revenues in subsequent forecasts. The Revenue Stabilization Fund consists of an amount not to exceed 10 percent of Virginia's average annual tax revenues derived from taxes on income and retail sales for the three preceding fiscal years.

General Fund revenues are principally comprised of direct taxes. In recent fiscal years, most of the total tax revenues have been derived from five major taxes imposed by Virginia on individual and fiduciary income, sales and use, corporate income, public service corporations and premiums of insurance companies. Historically, balances in the General Fund have decreased in some years, for example in fiscal year 1995, as a result of an increase in transfers from the General Fund, and have increased at varying rates in other years, such as fiscal years 1996, 1997, 1998, 1999 and 2000. In fiscal year 2001, the General Fund balance fell by $661.2 million, resulting in a 35.6 percent decrease over fiscal year 2000. Overall revenue increased by 3.0 percent, mainly in individual income tax revenues, and non-tax revenues grew by 13.7 percent. Overall expenditures grew at a rate of 9.4 percent in fiscal year 2001, compared to 9.8 percent in fiscal year 2000.

In September 1991, the Debt Capacity Advisory Committee was created by the Governor through an executive order. The committee is charged with annually estimating the amount of tax-supported debt that may prudently be authorized, consistent with the financial goals, capital needs and policies of Virginia. The committee annually reviews the outstanding debt of all agencies, institutions, boards and authorities of Virginia for which Virginia has either a direct or indirect pledge of tax revenues or moral obligation. The Committee provides its recommendations on the prudent use of such obligations to the Governor and the General Assembly.

The Constitution of Virginia prohibits the creation of debt by or on behalf of Virginia that is backed by Virginia's full faith and credit, except as provided in Section 9 of Article X. Section 9 of Article X contains several different provisions for the issuance of general obligation and other debt, and Virginia is well within its limit for each:

Section 9(a) provides that the General Assembly may incur general obligation debt to meet certain types of emergencies, subject to limitations on amount and duration; to meet casual deficits in the revenue or in anticipation of the collection of revenues of Virginia; and to redeem a previous debt obligation of Virginia. Total indebtedness issued pursuant to Section 9(a)(2) may not exceed 30 percent of an amount equal to 1.15 times the annual tax revenues derived from taxes on income and retail sales, as certified by the Auditor of Public Accounts, for the preceding fiscal year.

Section 9(b) provides that the General Assembly may authorize the creation of general obligation debt for capital projects. Such debt is required to be authorized by an affirmative vote of a majority of each house of the General Assembly and approved in a statewide election. The outstanding amount of such debt is limited to an amount equal to 1.15 times the average annual tax revenues derived from taxes on income and retail sales, as certified by the Auditor of Public Accounts for the three preceding fiscal years less the total amount of bonds outstanding. The amount of 9(b) debt that may be authorized in any single fiscal year is limited to 25 percent of the limit on all 9(b) debt less the amount of 9(b) debt authorized in the current and prior three fiscal years.

Section 9(c) provides that the General Assembly may authorize the creation of general obligation debt for revenue-producing capital projects (so called "double-barrel" debt). Such debt is required to be authorized by an affirmative vote of two-thirds of each house of the General Assembly and approved by the Governor. The Governor must certify before the enactment of the authorizing legislation and again before the issuance of the debt that the net revenues pledged are expected to be sufficient to pay principal of and interest on the debt. The outstanding amount of 9(c) debt is limited to an amount equal to 1.15 times the average annual tax revenues derived from taxes on income and retail sales, as certified by the Auditor of Public Accounts for the three preceding fiscal years. While the debt limits under Sections 9(b) and 9(c) are each calculated as the same percentage of the same average tax revenues, these debt limits are separately computed and apply separately to each type of debt.

Section 9(d) provides that the restrictions of Section 9 are not applicable to any obligation incurred by Virginia or any of its institutions, agencies or authorities if the full faith and credit of Virginia is not pledged or committed to the payment of such obligation. There are currently outstanding various types of such 9(d) revenue bonds. Certain of these bonds, however, are paid in part or in whole from revenues received as appropriations by the General Assembly from general tax revenues, while others are paid solely from revenues of the applicable project. The repayment of debt issued by the Virginia Public Building Authority, the Virginia College Building Authority Equipment Leasing Program, the Virginia College Building Authority 21st Century Program, The Innovative Technology Authority and the Virginia Biotechnology Research Park Authority is supported in large part by General Fund appropriations.

The Commonwealth Transportation Board is a substantial issuer of bonds for highway projects. These bonds are secured by and are payable from funds appropriated by the General Assembly from the Transportation Trust Fund for such purpose. The Transportation Trust Fund was established by the General Assembly in 1986 as a special non-reverting fund administered and allocated by the Transportation Board to provide increased funding for construction, capital and other needs of state highways, airports, mass transportation and ports. The Virginia Port Authority has also issued bonds that are secured by a portion of the Transportation Trust Fund.

Virginia is involved in numerous leases that are subject to appropriation of funding by the General Assembly. Virginia also finances the acquisition of certain personal property and equipment through installment purchase agreements.

Bonds issued by the Virginia Housing Development Authority, the Virginia Resources Authority and the Virginia Public School Authority are designed to be self-supporting from their individual loan programs. A portion of the Virginia Housing Development Authority bonds, Virginia Public School Authority bonds and the Virginia Resources Authority bonds are secured in part by a moral obligation pledge of Virginia. Should the need arise, Virginia may consider funding deficiencies in the respective debt service reserves for such moral obligation debt. To date, none of these authorities has advised Virginia that any such deficiencies exist.

As of June 30, 2000, local government in Virginia was comprised of 95 counties, 40 incorporated cities, and 168 incorporated towns. Virginia is unique among the several states in that cities and counties are independent, and their land areas do not overlap. The largest expenditures by local governments in Virginia are for education, but local governments also provide other services such as water and sewer, police and fire protection and recreational facilities. The Virginia Constitution imposes numerous restrictions on local indebtedness, affecting both its incurrence and amount.

Most recently, Moody's has rated the long-term general obligation bonds of Virginia Aaa, and Standard & Poor's has rated such bonds AAA. There can be no assurance that the economic conditions on which these ratings are based will continue or that particular bond issues may not be adversely affected by changes in economic or political conditions.

While the information regarding the Commonwealth is presented as of the latest dates for which official information was available, the consequences of the general economic downturn that began in the spring of 2001 and the acceleration thereof that occurred as a result of the events of September 11, 2001 to employment in and the economy of the Commonwealth are not fully reflected in the data or discussion presented herein and such consequences are of indeterminate duration.

Additionally, many factors, including national, economic, social and environmental policies and conditions, which are not within the control of such issuers, could have an adverse impact on the financial conditions of such issuers. The Trust cannot predict whether or to what extent such factors may affect the issuers of Virginia municipal securities, the market value or marketability of such securities or the ability of the respective issuers of such securities acquired by the Trust to pay interest on principal of such securities. The creditworthiness of obligations issued by local Virginia issuers may be unrelated to the creditworthiness of obligations issued by the

Commonwealth of Virginia, and there is no responsibility on the part of the Commonwealth of Virginia to make payments on such local obligations. There may be specific factors that are applicable in connection with investment in the obligations of particular issuers located within Virginia, and it is possible the Trust will invest in obligations of particular issuers as to which specific factors are applicable. However, the information set forth above is intended only as a general summary and not as a discussion of any specific factors that my affect any particular issuer of Virginia municipal securities.

INDUSTRIAL REVENUE BONDS. The Tax Exempt Virginia Fund may invest from time to time a portion of its assets in industrial revenue bonds (referred to under current tax law as private activity bonds), and also may invest a portion of its assets in revenue bonds issued for housing, including multi-family housing, health care facilities or electric utilities, at times when the relative value of issues of such a type is considered, in the judgment of the Adviser, to be more favorable than that of other available types of issues, taking into consideration the particular restrictions on investment flexibility arising from the investment objective of the Fund of providing current income exempt from personal income taxes of Virginia (as well as federal income taxes). Therefore, investors should also be aware of the risks which these investments may entail. Industrial revenue bonds are issued by various state and local agencies to finance various projects.

Housing revenue bonds typically are issued by a state, county or local housing authority and are secured only by the revenues of mortgages originated by the authority using the proceeds of the bond issue. Because of the impossibility of precisely predicting demand for mortgages from the proceeds of such an issue, there is a risk that the proceeds of the issue will be in excess of demand, which would result in early retirement of the bonds by the issuer. Moreover, such housing revenue bonds depend for their repayment upon the cash flow from the underlying mortgages, which cannot be precisely, predicted when the bonds are issued. Any difference in the actual cash flow from such mortgages from the assumed cash flow could have an adverse impact upon the ability of the issuer to make scheduled payments of principal and interest on the bonds, or could result in early retirement of the bonds. Additionally, such bonds depend in part for scheduled payments of principal and interest upon reserve funds established from the proceeds of the bonds, assuming certain rates of return on investment of such reserve funds. If the assumed rates of return are not realized because of changes in interest rate levels or for other reasons, the actual cash flow for scheduled payments of principal and interest on the bonds may be inadequate. The financing of multi-family housing projects is affected by a variety of factors, including satisfactory completion of construction within cost constraints, the achievement and maintenance of a sufficient level of occupancy, sound management of the developments, timely and adequate increases in rents to cover increases in operating expenses, including taxes, utility rates and maintenance costs, changes in applicable laws and governmental regulations and social and economic trends.

Electric utilities face problems in financing large construction programs in an inflationary period, cost increases and delay occasioned by environmental considerations (particularly with respect to nuclear facilities), difficulty in obtaining fuel at reasonable prices, the cost of competing fuel sources, difficulty in obtaining sufficient rate increases and other regulatory problems, the effect of energy conservation and difficulty of the capital market to absorb utility debt.

Health care facilities include life care facilities, nursing homes and hospitals. Life care facilities are alternative forms of long-term housing for the elderly which offer residents the independence of condominium life style and, if needed, the comprehensive care of nursing home services. Bonds to finance these facilities have been issued by various state industrial development authorities. Because the bonds are secured only by the revenues of each facility, and not by state or local government tax payments, they are subject to a wide variety of risks. Primarily, the projects must maintain adequate occupancy levels to be able to provide revenues adequate to maintain debt service payments. Moreover, in the case of life care facilities, because a portion of housing, medical care and other services may be financed by an initial deposit, there may be risk if the facility does not maintain adequate financial reserves to secure estimated actuarial liabilities. The ability of management to accurately forecast inflationary cost pressures weighs importantly in this process. The facilities may also be affected by regulatory cost restrictions applied to health care delivery in general, particularly state regulations or changes in Medicare and Medicaid payments or qualifications, or restrictions imposed by medical insurance companies. They may also face competition from alternative health care or conventional housing facilities in the private or public sector. Hospital bond ratings are often based on feasibility studies which contain projections of expenses, revenues and occupancy levels. A hospital's gross receipts and net income available to service its debt are influenced by demand for hospital services, the ability of the hospital to provide the services required, management capabilities, economic developments in the service area, efforts by insurers and government agencies to limit rates and expenses, confidence in the hospital, service area economic developments, competition, availability and expense of malpractice insurance, Medicaid and Medicare funding, and possible federal legislation limiting the rates of increase of hospital charges.

The Tax Exempt Virginia Fund may also invest in bonds for industrial and other projects, such as sewage or solid waste disposal or hazardous waste treatment facilities. Financing for such projects will be subject to inflation and other general economic factors as well as construction risks including labor problems, difficulties with construction sites and the ability of contractors to meet specifications in a timely manner. Because some of the materials, processes and wastes involved in these projects may include hazardous components, there are risks associated with their production, handling and disposal.

VARIABLE RATE SECURITIES. The Tax Exempt Virginia Fund may invest in Municipal Obligations that bear interest at rates which are adjusted periodically to market rates. The market value of fixed coupon securities fluctuates with changes in prevailing interest rates, increasing in value when interest rates decline and decreasing in value when interest rates rise. The value of variable rate securities, however, is less affected by changes in prevailing interest rates because of the periodic adjustment of their coupons to a market rate. The shorter the period between adjustments, the smaller the impact of interest rate fluctuations on the value of these securities. The market value of tax-exempt variable rate securities usually tends toward par (100% of face value) at interest rate adjustment time.

PUT BONDS. The Tax Exempt Virginia Fund may invest in Municipal Obligations (including securities with variable interest rates) which may be redeemed or sold back (put) to the issuer of the security or a third party at face value prior to stated maturity. This type of security will normally trade as if maturity is the earlier put date, even though stated maturity is longer.

ZERO COUPON BONDS. Municipal Obligations in which the Tax Exempt Virginia Fund may invest include zero coupon bonds and deferred interest bonds. Zero coupon bonds and deferred interest bonds are debt obligations which are issued at a significant discount from face value. While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon bonds and deferred interest bonds benefit the issuer by mitigating its need for cash to meet debt service, but they also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments may experience greater volatility in market value than debt obligations which make regular payments of interest. The Fund will accrue income on such investments for tax and accounting purposes, which is distributable to shareholders.

MUNICIPAL LEASE OBLIGATIONS. The Tax Exempt Virginia Fund may invest in municipal lease obligations, installment purchase contract obligations, and certificates of participation in such obligations (collectively, "lease obligations"). A lease obligation does not constitute a general obligation of the municipality for which the municipality's taxing power is pledged, although the lease obligation is ordinarily backed by the municipality's covenant to budget for the payments due under the lease obligation. Certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease obligation payments in future years unless money is appropriated for such purpose on a yearly basis. A risk peculiar to these municipal lease obligations is the possibility that a municipality will not appropriate funds for lease payments. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. The Adviser will seek to minimize these risks by not investing more than 10% of the total assets of the Fund in lease obligations that contain "non-appropriation" clauses. In evaluating a potential investment in such a lease obligation, the Adviser will consider: (1) the credit quality of the obligor, (2) whether the underlying property is essential to a government function, and (3) whether the lease obligation contains covenants prohibiting the obligor from substituting similar property if the obligor fails to make appropriations for the lease obligation. Municipal lease obligations may be determined to be liquid in accordance with the guidelines established by the Board of Trustees and other factors the Adviser may determine to be relevant to such determination. In determining the liquidity of municipal lease obligations, the Adviser will consider a variety of factors including: (1) the willingness of dealers to bid for the security; (2) the number of dealers willing to purchase or sell the obligation and the number of other potential buyers; (3) the frequency of trades and quotes for the obligation; and (4) the nature of the marketplace trades. In addition, the Adviser will consider factors unique to particular lease obligations affecting their marketability. These include the general creditworthiness of the municipality, the importance of the property covered by the lease to the municipality, and the likelihood that the marketability of the obligation will be maintained throughout the time the obligation is held by the Fund.

The Board of Trustees is responsible for determining the credit quality of unrated municipal lease obligations on an ongoing basis, including an assessment of the likelihood that the lease will not be cancelled.

                           DESCRIPTION OF BOND RATINGS

The various ratings used by the NRSROs are described below. A rating by an NRSRO represents the organization's opinion as to the credit quality of the security being traded. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Adviser believes that the quality of fixed-income securities in which the Balanced Fund and the Tax Exempt Virginia Fund may invest should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell or hold a security because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one NRSRO, each rating is evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the NRSROs from other sources that they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S BOND RATINGS:

      Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

      Aa: Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements that make the long-term risks appear somewhat larger than in Aaa securities.

      A: Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present that suggest a susceptibility to impairment sometime in the future.

      Baa: Bonds rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Moody's applies numerical modifiers (1,2 and 3) with respect to bonds rated Aa, A and Baa. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.

DESCRIPTION OF STANDARD & POOR'S RATINGS GROUP'S BOND RATINGS:

      AAA: Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

      AA: Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

      A: Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

      BBB: Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

DESCRIPTION OF FITCH INVESTORS SERVICE INC.'S BOND RATINGS:

      AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

      AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA.

      A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

      BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within a rating category.

DESCRIPTION OF DUFF & PHELPS CREDIT RATING CO.'S BOND RATINGS:

      AAA: This is the highest rating credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

      AA: Bonds rated AA are considered to be of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

      A: Bonds rated A have average protection factors. However risk factors are more variable and greater in periods of economic stress.

      BBB: Bonds rated BBB have below average protection factors, but are considered sufficient for prudent investment. There is considerable variability in risk during economic cycles.

                             INVESTMENT LIMITATIONS


The Funds have adopted certain fundamental investment limitations designed to reduce the risk of an investment in the Funds. These limitations may not be changed with respect to any Fund without the affirmative vote of a majority of the outstanding voting shares of such Fund. For purposes of the discussion of these fundamental investment limitations, the term "majority" of the outstanding shares of a Fund means the lesser of (i) 67% of a Fund's outstanding shares represented in person or by proxy at a meeting at which more than 50% of its outstanding shares are represented, or (ii) more than 50% of its outstanding shares.


Under these fundamental limitations, each of the Balanced Fund and the Equity Fund MAY NOT:

(1) Issue senior securities, borrow money or pledge its assets, except that it may borrow from banks as a temporary measure (a) for extraordinary or emergency purposes, in amounts not exceeding 5% of either Fund's total assets, or (b) in order to meet redemption requests which might otherwise require untimely disposition of portfolio securities if, immediately after such borrowing, the value of a Fund's assets, including all borrowings then outstanding, less its liabilities (excluding all borrowings), is equal to at least 300% of the aggregate amount of borrowings then outstanding, and may pledge its assets to secure all such borrowings;

(2) Invest in restricted securities, or invest more than 10% of a Fund's assets in other illiquid securities, including repurchase agreements maturing in over seven days, and other securities for which there is no established market or for which market quotations are not readily available;

(3) Acquire foreign securities, except that the Funds may acquire foreign securities sold as American Depository Receipts in amounts not in excess of 5% of each Fund's assets;

(4)   Purchase  securities  of  other  investment   companies,   except  through
      purchases in the open market involving only customary brokerage commissions and as a result of which not more than 5% of a Fund's total assets would be invested in such securities, or except as part of a merger, consolidation or other acquisition;

(5) Invest more than 5% of the value of its total assets in the securities of any one corporate issuer or purchase more than 10% of the outstanding voting securities or of any class of securities of any one corporate issuer;

(6) Invest 25% or more of the value of its total assets in any one industry or group of industries (except that securities of the U.S. Government, its agencies and instrumentalities are not subject to these limitations);

(7) Invest in the securities of any issuer if any of the officers or trustees of the Trust or its Adviser who own beneficially more than 1/2 of 1% of the outstanding securities of such issuer together own more than 5% of the outstanding securities of such issuer;

(8) Invest for the purpose of exercising control or management of another issuer;

(9) Invest in interests in real estate, real estate mortgage loans, oil, gas or other mineral exploration or development programs, except that the Funds may invest in the securities of companies (other than those which are not readily marketable) which own or deal in such things, and the Funds may invest in certain mortgage backed securities as described in the Prospectus;

(10) Underwrite securities issued by others, except to the extent a Fund may be deemed to be an underwriter under the federal securities laws in connection with the disposition of portfolio securities;

(11) Purchase securities on margin (but the Funds may obtain such short-term credits as may be necessary for the clearance of transactions);

(12) Make short sales of securities or maintain a short position, except short sales "against the box" (A short sale is made by selling a security the Fund does not own. A short sale is "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short.);

(13) Participate on a joint or joint and several basis in any trading account in securities;

(14) Make loans of money or securities, except that the Funds may invest in repurchase agreements;

(15) Invest in securities of issuers which have a record of less than three years' continuous operation (including predecessors and, in the case of bonds, guarantors); or

(16) Write, acquire or sell puts, calls or combinations thereof, or purchase or sell commodities, commodities contracts, futures contracts, warrants on commodities or related options.

Under these fundamental limitations, the Tax Exempt Virginia Fund MAY NOT:

(1) Issue senior securities, borrow money or pledge its assets, except that it may borrow from banks as a temporary measure (a) for extraordinary or emergency purposes, in amounts not exceeding 5% of the Fund's total assets, or (b) in order to meet redemption requests which might otherwise require untimely disposition of portfolio securities, in amounts not exceeding 15% of its total assets, and may pledge its assets to secure all such borrowings;

(2) Invest for the purpose of exercising control or management of another issuer;

(3) Invest in interests in real estate, real estate mortgage loans, oil, gas or other mineral exploration or development programs, except that the Fund may invest in the securities of companies (other than those which are not readily marketable) which own or deal in such things;

(4) Underwrite securities issued by others, except to the extent the Fund may be deemed to be an underwriter under the federal securities laws in connection with the disposition of portfolio securities;

(5) Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions);

(6) Make short sales of securities or maintain a short position, except short sales "against the box";

(7) Participate on a joint or joint and several basis in any trading account in securities;

(8) Make loans of money or securities, except that the Fund may invest in repurchase agreements;

(9) Invest in securities of issuers which have a record of less than three years' continuous operation (including predecessors and, in the case of bonds, guarantors);

(10) Write, purchase or sell commodities, commodities contracts, futures contracts or related options;

(11) Invest, with respect to at least 50% of its total assets, more than 5% in the securities of any one issuer (other than the U.S. Government, its agencies or instrumentalities) or acquire more than 25% of the outstanding voting securities of any issuer; or

(12)  Invest in restricted securities.


Percentage restrictions stated as an investment policy or investment limitation apply at the time of investment; if a later increase or decrease in percentage beyond the specified limits results from a change in securities values or total assets, it will not be considered a violation. However, in the case of the borrowing limitation (limitation number 1, above), each Fund will, to the extent necessary, reduce its existing borrowings to comply with the limitation.

While the Funds have reserved the right to make short sales "against the box" (limitation number 12, above for the Balanced Fund and the Equity Fund and limitation number 5, above for the Tax Exempt Virginia Fund), the Adviser has no present intention of engaging in such transactions at this time or during the coming year.


                              TRUSTEES AND OFFICERS

Overall responsibility for management of the Trust rests with the Board of Trustees. The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations. The following is a list of the Trustees and executive officers of the Trust. Each Trustee who is an "interested person" of the Trust, as defined by the 1940 Act, is indicated by an asterisk.

                                                                                                                        Number of
                                                                                                                       Portfolios
                                                                                                                         in Fund
                                             Length of        Position(s)    Principal Occupation(s) During              Complex
Name, Address and Age                       Time Served        Held with     Past 5 Years and                          Overseen by
                                                                 Trust       Directorships of Public Companies           Trustee
----------------------------------------- ----------------- ---------------- ---------------------------------------- --------------
*Austin Brockenbrough III (age 65)             Since           Trustee;      President and Managing Director of            10
1802 Bayberry Court, Suite 400             September 1988   Vice President   Lowe, Brockenbrough & Company, Inc.,
Richmond, Virginia 23226                                        of The       Richmond, Virginia; Director of
                                                            Jamestown Funds  Tredegar Industries, Inc. (plastics
                                                                             manufacturer) and Wilkinson O'Grady &
                                                                             Co. Inc. (global asset manager);
                                                                             Trustee of University of Richmond

*John T. Bruce (age 48)                        Since           Chairman      Principal of Flippin, Bruce & Porter,         10
800 Main Street                            September 1988    and Trustee;    Inc, Lynchburg, Virginia
Lynchburg, Virginia 24504                                   Vice President
                                                                of FBP
                                                              Contrarian
                                                              Equity Fund
                                                                and FBP
                                                              Contrarian
                                                             Balanced Fund

*Charles M. Caravati, Jr. (age 65)             Since            Trustee      Retired physician; retired President          10
931 Broad Street Road                        June 1991                       of Dermatology Associates of Virginia,
Manakin-Sabot, Virginia 23103                                                P.C.

*Richard Mitchell (age 53)                     Since           Trustee;      Principal of T. Leavell & Associates,         10
150 Government Street                        June 1991       President of    Inc.,
Mobile, Alabama 36602                                       The Government   Mobile, Alabama
                                                             Street Funds

Independent Trustees:

J. Finley Lee, Jr. (age 62)                    Since            Trustee      Julian Price Professor Emeritus,              10
200 Westminster Drive                      September 1988                    University of North Carolina; Trustee
Chapel Hill, North Carolina 27514                                            of Albemarle Investment Trust
                                                                             (registered investment company)

Richard L. Morrill (age 63)                    Since            Trustee      Chancellor and Distinguished                  10
G19 Boatwright Library                       March 1993                      University Professor of Ethics and
Richmond, Virginia 23173                                                     Democratic Values at the University of
                                                                             Richmond; Director of Tredegar
                                                                             Industries, Inc. (plastics
                                                                             manufacturer) and Albemarle
                                                                             Corporation (polymers and chemicals
                                                                             manufacturer)

Harris V. Morrissette (age 42)                 Since            Trustee      President of Marshall Biscuit Co.             10
100 Jacintoport Boulevard                    March 1993                      Inc.; Chairman of Azalea Aviation,
Saraland, Alabama 36571                                                      Inc. (airplane fueling); Director of
                                                                             BancTrust Financial Group, Inc. (bank
                                                                             holding company) and EnergySouth, Inc.

Erwin H. Will, Jr. (age 69)                    Since            Trustee      Retired Managing Director of Equities         10
47 Willway Avenue                            July 1997                       of Virginia Retirement Systems (state
Richmond, Virginia 23226                                                     pension fund)

Samuel B. Witt III (age 66)                    Since            Trustee      Senior Vice President and General             10
2300 Clarendon Boulevard, Suite 407        November 1988                     Counsel of Stateside Associates, Inc.
Arlington, Virginia 22201                                                    (state government relations); Director
                                                                              of The Swiss Helvetia Fund, Inc.
                                                                             (closed-end investment company)




Executive Officers:
John P. Ackerly IV (age 39)                 Since           Vice President of      First Vice President of Davenport & Company,
One James Center, 901 E. Cary Street    November 1997   The Davenport Equity Fund  LLC, Richmond, Virginia
Richmond, Virginia 23219

Joseph L. Antrim III (age 57)               Since              President of        Executive Vice President of Davenport & Company
One James Center, 901 E. Cary Street    November 1997   The Davenport Equity Fund  LLC, Richmond, Virginia
Richmond, Virginia 23219

Charles M. Caravati III (age 36)            Since              President of        Managing   Director  of  Lowe,  Brockenbrough  &
1802 Bayberry Court, Suite 400          January 1996      The Jamestown Balanced   Company, Inc., Richmond, Virginia
Richmond, Virginia 23226                                    Fund, The Jamestown
                                                              Equity Fund and
                                                              The Jamestown
                                                               International
                                                               Equity Fund

Robert G. Dorsey (age 45)                   Since             Vice President       Managing Director of Ultimus Fund Solutions, LLC
135 Merchant Street, Suite 230          November 2000                              (a  registered transfer agent) and  Ultimus Fund
Cincinnati, Ohio 45246                                                             Distributors, LLC (a registered broker-dealer);
                                                                                   formerly President of Countrywide Fund Services,
                                                                                   Inc. (a mutual fund services company

John M. Flippin (age 60)                    Since            President of FBP      Principal of Flippin, Bruce & Porter, Inc.,
800 Main Street                        September 1988        Contrarian Equity     Lynchburg, Virginia
Lynchburg, Virginia 24504                                      Fund and FBP
                                                           Contrarian Balanced
                                                                  Fund

Beth Ann Gustafson (age 43)                 Since               President of       Vice President of Lowe, Brockenbrough & Company,
1802 Bayberry Court, Suite 400           March 1995      The Jamestown Tax Exempt  Inc., Richmond Virginia
Richmond, Virginia 23226                                         Virginia Fund

Timothy S. Healey (age 49)                  Since           Vice President of      Principal of T. Leavell & Associates, Inc.,
600 Luckie Drive, Suite 305             January 1995    The Alabama Tax Free Bond  Mobile, Alabama
Birmingham, Alabama 35223                                             Fund

J. Lee Keiger III (age 47)                  Since           Vice President of      Senior  Vice  President  of Davenport & Company,
One James Center, 901 E. Cary Street    November 1997   The Davenport Equity Fund  LLC, Richmond, Virginia
Richmond, Virginia 23219

R. Gregory Porter III (age 61)              Since         Vice President of FBP    Principal of Flippin, Bruce & Porter, Inc.,
800 Main Street                        September 1988        Contrarian Equity     Lynchburg, Virginia
Lynchburg, Virginia 24504                                      Fund and FBP
                                                           Contrarian Balanced
                                                                  Fund

Mark J. Seger (age 40)                      Since               Treasurer          Managing Director of Ultimus Fund Solutions, LLC
135 Merchant Street, Suite 230          November 2000                              and  Ultimus  Fund  Distributors,  LLC; formerly
Cincinnati, Ohio 45246                                                             First   Vice  President   of   Countrywide  Fund
                                                                                   Services, Inc.

John F. Splain  (age 45)                    Since               Secretary          Managing Director of Ultimus Fund Solutions, LLC
135 Merchant Street, Suite 230          November 2000                              and  Ultimus  Fund  Distributors,  LLC; formerly
Cincinnati, Ohio 45246                                                             First   Vice   President  and   Secretary  of
                                                                                   Countrywide Fund Services, Inc.  and  affiliated
                                                                                   companies

Connie R. Taylor (age 51)                   Since           Vice President of      Account Administrator of Lowe, Brockenbrough &
1802 Bayberry Court, Suite 400           March 1993       The Jamestown Balanced   Company, Inc., Richmond, Virginia
Richmond, Virginia 23226                                      Fund and The
                                                            Jamestown Equity
                                                                 Fund

Lawrence B. Whitlock, Jr. (age 54)          Since           Vice President of      Managing  Director  of  Lowe,  Brockenbrough  &
1802 Bayberry Court, Suite 400          February 2002     The Jamestown Balanced   Company, Inc., Richmond, Virginia
Richmond, Virginia 23226                                      Fund and The
                                                            Jamestown Equity
                                                                 Fund

Coleman Wortham III (age 56)                Since           Vice President of      President  and   Chief  Executive  Officer  of
One James Center, 901 E. Cary Street    November 1997   The Davenport Equity Fund  Davenport & Company, LLC, Richmond, Virginia
Richmond, Virginia 23219


* Austin Brockenbrough III, John T. Bruce and Richard Mitchell, as affiliated persons of investment advisers to the Trust, are "interested persons" of the Trust within the meaning of Section 2(a)(19) of the 1940 Act. Charles
     M. Caravati, Jr. is the father of Charles M. Caravati III, and is an affiliated person of the Trust by virtue of such relationship.

BOARD COMMITTEES. The Board of Trustees has established the following standing committees. The members of each Committee are J. Finley Lee, Jr., Richard L. Morrill, Harris V. Morrissette, Erwin H. Will, Jr. and Samuel B. Witt III.

     o Audit Committee, which oversees the Trust's accounting and financial reporting policies and the independent audit of its financial statements. The Audit Committee held three meetings during the fiscal year ended March 31, 2002.

     o Nominating Committee, which is responsible for nominating any future Trustees of the Trust who are not "interested persons" of the trust. The Nominating Committee did not meet during the fiscal year ended March 31, 2002. The Audit Committee does not currently consider for nomination candidates proposed by shareholders for election as Trustees.

TRUSTEES' OWNERSHIP OF FUND SHARES. The following table shows each Trustee's beneficial ownership of shares of the Funds and, on an aggregate basis, of shares of all funds within the complex overseen by the Trustee. Information is provided as December 31, 2001.



                                                                                        Aggregate Dollar
                                                                               Range of Shares of All Registered
                                               Dollar Range of                       Investment Companies
                                          Shares of the Funds Owned               Overseen by Trustee in Family
Name of Trustee                                   by Trustee                        of Investment Companies
------------------------------------- ----------------------------------- ----------------------------------------------
Austin Brockenbrough III                        Over $100,000                             Over $100,000
John T. Bruce                                        None                                 Over $100,000
Charles M. Caravati, Jr.                        Over $100,000                             Over $100,000
Richard Mitchell                                     None                                 Over $100,000
J. Finley Lee, Jr.                            $50,000--$100,000                           Over $100,000
Richard L. Morrill                            $50,001--$100,000                           Over $100,000
Harris V. Morrissette                                None                                 Over $100,000
Erwin H. Will, Jr.                              Over $100,000                             Over $100,000
Samuel B. Witt III                               $1--$10,000                               $1--$10,000


TRUSTEE COMPENSATION. No director, officer or employee of an investment adviser or principal underwriter of the Trust will receive any compensation from the Trust for serving as an officer or Trustee of the Trust. Each Trustee who is not affiliated with an investment adviser or principal underwriter of the Trust receives from the Trust an annual retainer of $8,000, payable quarterly, plus a fee of $1,500 for attendance at each meeting of the Board of Trustees and $1,000 for attendance at each meeting of any committee thereof, plus reimbursement of travel and other expenses incurred in attending meetings. The following table provides compensation amounts paid during the fiscal year ended March 31, 2002 to Trustees who are not affiliated with an investment adviser or principal underwriter of the Trust:

                                  Aggregate          Pension or        Estimated Annual         Total Compensation
                                Compensation         Retirement          Benefits Upon          From the Funds and
Trustee                        From the Funds     Benefits Accrued        Retirement               Fund Complex
----------------------------- ------------------ -------------------- -------------------- -----------------------------
Charles M. Caravati, Jr.          $ 3,750               None                 None                  $ 12,500
J. Finley Lee, Jr.                  5,100               None                 None                    17,000
Richard L. Morrill                  5,100               None                 None                    17,000
Harris V. Morrissette               5,100               None                 None                    17,000
Erwin H. Will, Jr.                  5,100               None                 None                    17,000
Samuel B. Witt III                  5,550               None                 None                    18,500


                        PRINCIPAL HOLDERS OF FUND SHARES

As of July 1, 2002, the Trustees and officers of the Trust as a group owned beneficially (i.e., had voting and/or investment power) 5.4% of the then-outstanding shares of the Balanced Fund, 1.6% of the then-outstanding shares of the Equity Fund and 1.0% of the then-outstanding shares of the Tax Exempt Virginia Fund.

As of July 1, 2002, Charles Schwab & Co., Inc., 101 Montgomery Street, San Francisco, California 94104, owned of record 13.4% of the then-outstanding shares of the Balanced Fund, 16.7% of the then-outstanding shares of the Equity Fund and 37.7% of the then-outstanding shares of the Tax Exempt Virginia Fund.

As of July 1, 2002, Wachovia Bank as trustee for the Halifax Regional Hospital, 1525 West Harris Boulevard, Charlotte, North Carolina 28288, owned of record 8.8% of the then-outstanding shares of the Balanced Fund; Suntrust Bank as trustee for the S&K Brands Inc. Employees Savings and Profit Sharing Plan, 8515 East Orchard Road, Englewood, Colorado 80111, owned of record 5.1% of the then-outstanding shares of the Balanced Fund; and John M. and Joan N. Street, 315 Cheswick Lane, Richmond, Virginia 23229, owned of record 5.3% of the then-outstanding shares of the Equity Fund.


                               INVESTMENT ADVISER

Lowe, Brockenbrough & Company, Inc. (the "Adviser") supervises each Fund's investments pursuant to an Investment Advisory Agreement (the "Advisory Agreement") described in the Prospectus. The Advisory Agreement is effective until February 28, 2003 and will be renewed thereafter for one year periods only so long as such renewal and continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Funds' outstanding voting securities, provided the continuance is also approved by a majority of the Trustees who are not "interested persons" of the Trust or the Adviser by vote cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement is terminable without penalty on sixty days notice by the Board of Trustees of the Trust or by the Adviser. The Advisory Agreement provides that it will terminate automatically in the event of its assignment.

Compensation of the Adviser with respect to the Balanced Fund, based upon the Fund's average daily net assets, is at the following annual rates: on the first $250 million, 0.65%; on the next $250 million, 0.60%; and on assets over $500 million, 0.55%. For the fiscal years ended March 31, 2002, 2001 and 2000, the Balanced Fund paid the Adviser advisory fees of $674,186, $810,659 and $759,276, respectively.

Compensation of the Adviser with respect to the Equity Fund, based upon the Fund's average daily net assets, is at the following annual rates: on the first $500 million, 0.65%; and on assets over $500 million, 0.55%. For the fiscal years ended March 31, 2002, 2001 and 2000, the Equity Fund paid the Adviser advisory fees of $372,260, $463,181 and $436,091, respectively.

Compensation of the Adviser with respect to the Tax Exempt Virginia Fund, based upon the Fund's average daily net assets, is at the following annual rates: on the first $250 million, 0.40%; on the next $250 million, 0.35%; and on assets over $500 million, 0.30%. For the fiscal years ended March 31, 2002, 2001 and 2000, the Tax Exempt Virginia Fund paid the Adviser advisory fees of $124,765, $118,754 and $110,838, respectively.

The Adviser, organized as a Virginia corporation in 1970, is controlled by its majority shareholder, Austin Brockenbrough III. In addition to acting as adviser to the Funds, the Adviser serves as investment adviser to one additional investment company, the subject of a separate statement of additional information, and also provides investment advice to corporations, trusts, pension and profit sharing plans, other business and institutional accounts, and individuals.


The Adviser provides a continuous investment program for the Funds, including investment research and management with respect to all securities, investments, cash and cash equivalents of the Funds. The Adviser determines what securities and other investments will be purchased, retained or sold by the Funds, and does so in accordance with the investment objectives and principal strategies of the Funds as described herein and in the Prospectus. The Adviser places all securities orders for the Funds, determining with which broker, dealer, or issuer to place the orders. The Adviser must adhere to the brokerage policies of the Funds in placing all orders, the substance of which policies are that the Adviser must seek at all times the most favorable price and execution for all securities brokerage transactions. The Adviser also provides, at its own expense, certain executive officers to the Trust, and pays the entire cost of distributing Fund shares. The Adviser may compensate dealers or others based on sales of shares of the Funds to clients of such dealers or others or based on the average balance of all accounts in the Funds for which such dealers or others are designated as the person responsible for the account.


In approving the most recent annual continuance of the Advisory Agreement, the Trustees considered all information they deemed reasonably necessary to evaluate the terms of the Advisory Agreement. The principal areas of review by the Trustees were the nature and quality of the services provided by the Adviser and the reasonableness of the fees charged for those services. These matters were considered by the Independent Trustees meeting with experienced counsel that is independent of the Adviser.

The Trustees' evaluation of the quality of the Adviser's services took into account their knowledge and experience gained through meetings with and reports of the Adviser's senior management over the course of the preceding year. Both short-term and long-term investment performance of the Funds were considered. The Funds' current and longer-term performance were compared to their performance benchmark and to that of competitive funds and other funds with similar investment objectives. The Trustees also considered the scope and quality of the in-house capabilities of the Adviser and other resources dedicated to performing services for the Funds. The quality of administrative and other services, including the Adviser's role in coordinating the activities of the Funds' other service providers, were considered in light of the Funds' compliance with investment policies and applicable laws and regulations and of related reports by management and the Funds' independent public accountants in periodic meetings with the Trust's Audit Committee. The Trustees also considered the business reputation of the Adviser and its financial resources.

In  reviewing  the fees  payable  under the  Advisory  Agreement,  the  Trustees compared the fees and overall expense levels of the Funds with those of competitive funds and other funds with similar investment objectives. The Trustees considered information provided by the Adviser concerning the Adviser's profitability with respect to each Fund, including the assumptions and methodology used in preparing the profitability information, in light of applicable case law relating to advisory fees. For these purposes, the Trustees took into account not only the fees paid by the Funds, but also so-called "fallout benefits" to the Adviser, such as the benefits of research made available to the Adviser by reason of brokerage commissions generated by the Funds' securities transactions. In evaluating the Funds' advisory fees, the Trustees also took into account the complexity and quality of the investment management of the Funds.

No single factor was considered in isolation or to be determinative to the decision of the Trustees to approve continuance of the Advisory Agreement. Rather the Trustees concluded, in light of a weighing and balancing of all factors considered, that it was in the best interest of each Fund to continue the Advisory Agreement without modification to its terms, including the fees charged for services thereunder.

                                  ADMINISTRATOR

The Trust retains Ultimus Fund Solutions, LLC (the "Administrator"), 135 Merchant Street, Suite 230, Cincinnati, Ohio 45246, to provide the Funds with administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services. The Administrator maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of each Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. The Administrator also provides accounting and pricing services to the Funds and supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services. The Administrator supervises the preparation of tax returns, reports to shareholders of the Funds, reports to and filings with the Securities and Exchange Commission and state securities commissions, and materials for meetings of the Board of Trustees.


For the performance of these services, each Fund pays the Administrator a fee at the annual rate of 0.15% of the average value of its daily net assets up to $25 million, 0.125% of such assets from $25 million to $50 million and 0.10% of such assets in excess of $50 million. In addition, the Funds pay out-of-pocket expenses, including but not limited to, postage, envelopes, checks, drafts, forms, reports, record storage, communication lines and all costs of external pricing services.


Prior to November 13, 2000, Integrated Fund Services, Inc. ("Integrated") provided the Funds with administrative, accounting and pricing, dividend disbursing, shareholder servicing and transfer agent services. Integrated is a wholly-owned indirect subsidiary of The Western and Southern Life Insurance Company.


For the fiscal years ended March 31, 2002, 2001 and 2000, the Balanced Fund paid fees to the Administrator and/or Integrated of $122,489, $172,509 and $193,587, respectively, the Equity Fund paid fees to the Administrator and/or Integrated of $76,028, $107,183 and $119,167, respectively, and the Tax Exempt Virginia Fund paid fees to the Administrator and/or Integrated of $45,287, $42,865 and $41,696, respectively.


                                   DISTRIBUTOR

Ultimus Fund Distributors, LLC (the "Distributor"), 135 Merchant Street, Suite 230, Cincinnati, Ohio 45246, serves as principal underwriter for the Funds pursuant to a Distribution Agreement. Shares are sold on a continuous basis by the Distributor. The Distributor has agreed to use its best efforts to solicit orders for the sale of Fund shares, but it is not obliged to sell any particular amount of shares. The Distribution Agreement provides that, unless sooner terminated, it will continue in effect so long as such continuance is approved at least annually (i) by the Board of Trustees or a vote of a majority of the outstanding shares, and (ii) by a majority of the Trustees who are not "interested persons" of the Trust or of the Distributor by vote cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement may be terminated by the Funds at any time, without the payment of any penalty, by vote of a majority of the Board of Trustees of the Trust or by vote of a majority of the outstanding shares of the Funds on sixty days written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on sixty days written notice to the Trust. The
Distribution Agreement will automatically terminate in the event of its assignment. The Distributor is an affiliate of the Administrator, and Robert G. Dorsey, Mark J. Seger and John F. Splain are each Managing Directors of the Distributor and officers of the Trust.

                                 OTHER SERVICES

The firm of Tait, Weller & Baker, Eight Penn Center Plaza, Suite 800, Philadelphia, Pennsylvania 19103, has been retained by the Board of Trustees to perform an independent audit of the books and records of the Trust, to review the Funds' federal and state tax returns and to consult with the Trust as to matters of accounting and federal and state income taxation.


The Custodian of the Funds' assets is U.S. Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202. The Custodian holds all cash and securities of the Funds (either in its possession or in its favor through "book entry systems" authorized by the Trustees in accordance with the 1940 Act), collects all income and effects all securities transactions on behalf of the Funds.

                                    BROKERAGE

It is the Funds' practice to seek the best price and execution for all portfolio securities transactions. The Adviser (subject to the general supervision of the Board of Trustees) directs the execution of the Funds' portfolio transactions.


The Balanced Fund's and the Tax Exempt Virginia Fund's fixed income portfolio transactions will normally be principal transactions executed in over-the-counter markets and will be executed on a "net" basis, which may include a dealer markup. The Equity Fund's common stock portfolio transactions will normally be exchange traded and will be effected through broker-dealers who will charge brokerage commissions. With respect to securities traded only in the over-the-counter market, orders will be executed on a principal basis with primary market makers in such securities except where better prices or executions may be obtained on an agency basis or by dealing with other than a primary market maker.

For the fiscal years ended March 31, 2002, 2001 and 2000, the total amount of brokerage commissions paid by the Balanced Fund was $174,028, $124,937 and $101,739, respectively. For the fiscal years ended March 31, 2002, 2001 and 2000, the total amount of brokerage commissions paid by the Equity Fund was $145,127, $127,326 and $93,495, respectively. No brokerage commissions were paid by the Tax Exempt Virginia Fund for the last three fiscal years.


Subject to the requirements of the 1940 Act and procedures adopted by the Board of Trustees, the Funds may execute portfolio transactions through any broker or dealer and pay brokerage commissions to a broker (i) which is an affiliated person of the Trust, or (ii) which is an affiliated person of such person, or
(iii) an affiliated person of which is an affiliated person of the Trust or the Adviser.

While there is no formula, agreement or undertaking to do so, the Adviser may allocate a portion of the Funds' brokerage commissions to persons or firms providing the Adviser and/or the Funds with research services, which may typically include, but are not limited to, investment recommendations, financial, economic, political, fundamental and technical market and interest rate data, and other statistical or research services. Much of the information so obtained may also be used by the Adviser for the benefit of the other clients it may have. Conversely, the Funds may benefit from such transactions effected for the benefit of other clients. In all cases, the Adviser is obligated to effect transactions for the Funds based upon obtaining the most favorable price and execution. Factors considered by the Adviser in determining whether the Funds will receive the most favorable price and execution include, among other things: the size of the order, the broker's ability to effect and settle the transaction promptly and efficiently and the Adviser's perception of the broker's reliability, integrity and financial condition.


In order to reduce  the total  operating  expenses  of the Funds,  the  Balanced
Fund's and the Equity Fund's custodian fees and a portion of other operating expenses have been paid through an arrangement with a third party broker-dealer who is compensated through commission trades. Expenses reimbursed through the directed brokerage arrangement for the fiscal year ended March 31, 2002 were $28,000 for the Balanced Fund and $25,000 for the Equity Fund.

During the fiscal year ended March 31, 2002, the Balanced Fund purchased equity securities issued by the parent company of Wells Fargo Investments, LLC (the market value of which was $1,892,020 as of March 31, 2002) and purchased debt securities issued by the parent companies of BB&T Investment Services, Inc. (the market value of which was $324,490) and Morgan Stanley DW Inc. (the market value of which was $351,565). During the fiscal year ended March 31, 2002, the Equity Fund purchased equity securities issued by the parent company of Wells Fargo Investments, LLC (the market value of which was $1,674,660 as of March 31, 2002). Wells Fargo Investments, LLC, BB&T Investment Services, Inc. and Morgan Stanley DW Inc. are three of the Trust's "regular broker-dealers" as defined in the 1940 Act.


CODE OF ETHICS. The Trust, the Adviser and the Distributor have adopted Codes of Ethics under Rule 17j-1 of the 1940 Act which permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the Funds. The Codes of Ethics adopted by the Trust, the Adviser and the Distributor are on public file with, and are available from, the SEC.

                          SPECIAL SHAREHOLDER SERVICES

As noted in the Prospectus, the Funds offer the following shareholder services:

REGULAR ACCOUNT. The regular account allows for voluntary investments to be made at any time. Available to individuals, custodians, corporations, trusts, estates, corporate retirement plans and others, investors are free to make additions and withdrawals to or from their account as often as they wish. When an investor makes an initial investment in the Funds, a shareholder account is opened in accordance with the investor's registration instructions. Each time there is a transaction in a shareholder account, such as an additional investment or the reinvestment of a dividend or distribution, the shareholder will receive a statement showing the current transaction and all prior transactions in the shareholder account during the calendar year to date.

AUTOMATIC INVESTMENT PLAN. The automatic investment plan enables shareholders to make regular monthly or quarterly investment in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Administrator will automatically charge the checking account for the amount specified ($100 minimum) which will be automatically invested in shares at the public offering price on or about the last business day of the month or quarter. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Administrator.

SYSTEMATIC WITHDRAWAL PLAN. Shareholders owning shares with a value of $10,000 or more may establish a Systematic Withdrawal Plan. A shareholder may receive monthly or quarterly payments, in amounts of not less than $100 per payment, by authorizing the Funds to redeem the necessary number of shares periodically (each month, or quarterly in the months of March, June, September and December). Checks will be made payable to the designated recipient and mailed within three business days of the valuation date. If the designated recipient is other than the registered shareholder, the signature of each shareholder must be guaranteed on the application (see the Prospectus under the heading "Signature Guarantees"). A corporation (or partnership) must also submit a "Corporate Resolution" (or "Certification of Partnership") indicating the names, titles and required number of signatures authorized to act on its behalf. The application must be signed by a duly authorized officer(s) and the corporate seal affixed.
No redemption fees are charged to shareholders under this plan. Costs in conjunction with the administration of the plan are borne by the Funds. Shareholders should be aware that such systematic withdrawals may deplete or use up entirely their initial investment and may result in realized long-term or short-term capital gains or losses. The Systematic Withdrawal Plan may be terminated at any time by the Funds upon sixty days' written notice or by a shareholder upon written notice to the Funds. Applications and further details may be obtained by calling the Funds at 1-866-738-1126, or by writing to:

                              The Jamestown Funds
                              Shareholder Services
                                P.O. Box 46707
                           Cincinnati, Ohio 45246-0707

PURCHASES IN KIND. The Funds may accept securities in lieu of cash in payment for the purchase of shares of the Funds. The acceptance of such securities is at the sole discretion of the Adviser based upon the suitability of the securities accepted for inclusion as a long term investment of the Funds, the marketability of such securities, and other factors which the Adviser may deem appropriate. If accepted, the securities will be valued using the same criteria and methods as described in "How Net Asset Value is Determined" in the Prospectus.

REDEMPTIONS IN KIND. The Funds do not intend, under normal circumstances, to redeem their securities by payment in kind. It is possible, however, that conditions may arise in the future which would, in the opinion of the Trustees, make it undesirable for the Funds to pay for all redemptions in cash. In such case, the Board of Trustees may authorize payment to be made in portfolio securities or other property of the Funds. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the net asset value per share. Shareholders receiving them would incur brokerage costs when these securities are sold. An irrevocable election may be filed under Rule 18f-1 of the 1940 Act, wherein each Fund commits itself to pay redemptions in cash, rather than in kind, to any shareholder of record of the Funds who redeems during any ninety day period, the lesser of (a) $250,000 or (b) one percent (1%) of a Fund's net assets at the beginning of such period.

TRANSFER OF REGISTRATION. To transfer shares to another owner, send a written request to the Funds at the address shown herein. Your request should include the following: (1) the Fund name and existing account registration; (2) signature(s) of the registered owner(s) exactly as the signature(s) appear(s) on the account registration; (3) the new account registration, address, social security or taxpayer identification number and how dividends and capital gains are to be distributed; (4) signature guarantees (see the Prospectus under the heading "Signature Guarantees"); and (5) any additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call or write the Funds.

                               PURCHASE OF SHARES

The purchase price of shares of each Fund is the net asset value next determined after the order is received. An order received prior to the close of the regular session of trading on the New York Stock Exchange (the "Exchange"), generally 4:00 p.m. Eastern time, will be executed at the price computed on the date of receipt; and an order received after that time will be executed at the price computed on the next Business Day. An order to purchase shares is not binding on the Funds until confirmed in writing (or unless other arrangements have been made with the Funds, for example in the case of orders utilizing wire transfer of funds) and payment has been received.

Due to Internal Revenue Service ("IRS") regulations, applications without social security or tax identification numbers will not be accepted. If, however, you have already applied for a social security or tax identification number at the time of completing your account application, the application should so indicate. The Funds are required to, and will, withhold taxes on all distributions and redemption proceeds if the number is not delivered to the Funds within 60 days.

Each Fund reserves the right in its sole discretion (i) to suspend the offering of its shares, (ii) to reject purchase orders when in the judgment of management such rejection is in the best interest of the Fund and its shareholders, and
(iii) to reduce or waive the minimum for initial and subsequent investments under circumstances where certain economies can be achieved in sales of Fund shares.

EMPLOYEES AND AFFILIATES OF THE FUNDS. The Funds have adopted initial investment minimums for the purpose of reducing the cost to the Funds (and consequently to the shareholders) of communicating with and servicing their shareholders. However, a reduced minimum initial investment requirement of $1,000 applies to Trustees, officers and employees of the Funds, the Adviser and certain parties related thereto, including clients of the Adviser or any sponsor, officer, committee member thereof, or the immediate family of any of them. In addition, accounts having the same mailing address may be aggregated for purposes of the minimum investment if they consent in writing to share a single mailing of shareholder reports, proxy statements (but each such shareholder would receive his/her own proxy) and other Fund literature.

                              REDEMPTION OF SHARES

Each Fund may suspend redemption privileges or postpone the date of payment (i) during any period that the Exchange is closed, or trading on the Exchange is restricted as determined by the Securities and Exchange Commission (the "Commission"), (ii) during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or to fairly determine the value of its assets, and (iii) for such other periods as the Commission may permit.

No charge is made by the Funds for redemptions, although the Trustees could impose a redemption charge in the future. Any redemption may be for more or less than the shareholder's cost depending on the market value of securities held by the Funds.

There is currently no charge by the Funds for wire redemptions. However, the Funds reserve the right, upon thirty days' written notice, to make reasonable charges for wire redemptions. All charges will be deducted from your account by redemption of shares in your account. Your bank or brokerage firm may also impose a charge for processing the wire. In the event that wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.

                          NET ASSET VALUE DETERMINATION

Under the 1940 Act, the Trustees are responsible for determining in good faith the fair value of the securities and other assets of the Funds, and they have adopted procedures to do so, as follows. The net asset value of each Fund is determined as of the close of the regular session of trading on the Exchange (currently 4:00 p.m. Eastern time) on each "Business Day." A Business Day means any day, Monday through Friday, except for the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Fourth of July, Labor Day, Thanksgiving Day and Christmas. Net asset value per share is determined by dividing the total value of all Fund securities and other assets, less liabilities, by the total number of shares then outstanding. Net asset value includes interest on fixed income securities, which is accrued daily.

                          ALLOCATION OF TRUST EXPENSES

Each Fund pays all of its own expenses not assumed by the Adviser or the Administrator, including, but not limited to, the following: custodian, shareholder servicing, stock transfer and dividend disbursing expenses; clerical employees and junior level officers of the Trust as and if approved by the Board of Trustees; taxes; expenses of the issuance and redemption of shares (including registration and qualification fees and expenses); costs and expenses of membership and attendance at meetings of certain associations which may be deemed by the Trustees to be of overall benefit to each Fund and its shareholders; legal and auditing expenses; and the cost of stationery and forms prepared exclusively for the Funds. General Trust expenses are allocated among the series, or funds, on a fair and equitable basis by the Board of Trustees, which may be based on relative net assets of each fund (on the date the expense is paid) or the nature of the services performed and the relative applicability to each fund.

                           ADDITIONAL TAX INFORMATION

TAXATION OF THE FUNDS. Each Fund intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Among its requirements to qualify under Subchapter M, each Fund must distribute annually at least 90% of its net investment income. In addition to this distribution requirement, each Fund must (1) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the disposition of stock or securities, and certain other income; and (2) diversify its holdings so that at the end of each quarter of its taxable year the following two conditions are met: (a) at least 50% of the value of the Fund's total assets is represented by cash, U.S. Government securities, securities of other regulated investment companies and other securities (for this purpose such other securities will qualify only if the Fund's investment is limited in respect to any issuer to an amount not greater than 5% of the Fund's total assets and 10% of the outstanding voting securities of such issuer) and (b) not more than 25% of the value of the Fund's assets is invested in securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies).

While the above requirements are aimed at qualification of the Funds as regulated investment companies under Subchapter M of the Code, the Funds also intend to comply with certain requirements of the Code to avoid liability for federal income and excise tax. If the Funds remain qualified under Subchapter M, they will not be subject to federal income tax to the extent they distribute their taxable net investment income and net realized capital gains. A nondeductible 4% federal excise tax will be imposed on each Fund to the extent it does not distribute at least 98% of its ordinary taxable income for a calendar year, plus 98% of its capital gain net taxable income for the one year period ending each October 31, plus certain undistributed amounts from prior years. While each Fund intends to distribute its taxable income and capital gains in a manner so as to avoid imposition of the federal excise and income taxes, there can be no assurance that the Funds indeed will make sufficient distributions to avoid entirely imposition of federal excise or income taxes.


Each Fund's net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Capital losses may be carried forward to offset any capital gains for eight years, after which any undeducted capital loss remaining is lost as a deduction. As of March 31, 2002, the Equity Fund and the Tax Exempt Virginia Fund had capital loss carryforwards for federal income tax purposes of $84,037 and $214,527, respectively, which expire March 31, 2010. These capital loss carryforwards may be utilized in future years to offset net realized capital gains prior to distributing such gains to shareholders.


Should additional series, or funds, be created by the Trustees, each fund would be treated as a separate tax entity for federal income tax purposes.

TAX STATUS OF THE FUNDS' DIVIDENDS AND DISTRIBUTIONS. Dividends paid by the Funds derived from net investment income or net short-term capital gains are taxable to shareholders as ordinary income, whether received in cash or reinvested in additional shares. Distributions, if any, of long-term capital gains are taxable to shareholders as long-term capital gains, whether received in cash or reinvested in additional shares, regardless of how long Fund shares have been held. Such capital gain distributions are also subject to Virginia income tax, except to the extent attributable to gains from certain obligations of the Commonwealth of Virginia and its political subdivisions. For information on "backup" withholding, see "Purchase of Shares" above.

For corporate shareholders, the dividends received deduction, if applicable, should apply to a portion of the dividends paid by each of the Balanced Fund and the Equity Fund. Each Fund will send shareholders information each year on the tax status of dividends and disbursements. A dividend or capital gains distribution paid shortly after shares have been purchased, although in effect a return of investment, is subject to federal income taxation. Dividends from net investment income, along with capital gains, will be taxable to shareholders, whether received in cash or shares and no matter how long you have held Fund shares, even if they reduce the net asset value of shares below your cost and thus in effect result in a return of a part of your investment.


With respect to the Tax Exempt Virginia Fund, since federal and Virginia income tax laws exempt income from qualifying municipal bond obligations, income dividends attributable to such obligations are exempt from such taxes. A report will be distributed to each shareholder as of December 31st of each year outlining the percentage of income dividends which qualify for such tax exemptions.

For federal income tax purposes, any loss upon the sale of shares of the Funds held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributions received by the shareholder. In addition, any loss upon the sale of Fund shares held for six months or less will be disallowed for both federal and Virginia income tax purposes to the extent of any dividends received by the shareholder exempt from federal income tax, even though, in the case of Virginia, some portion of such dividends actually may have been subject to Virginia income tax.


                            CAPITAL SHARES AND VOTING

The Funds are no-load series of the Williamsburg Investment Trust (the "Trust"), an open-end management investment company organized as a Massachusetts business trust in July 1988. The Board of Trustees has overall responsibility for management of the Funds under the laws of Massachusetts governing the responsibilities of trustees of business trusts.

Shares of the Funds, when issued, are fully paid and non-assessable and have no preemptive or conversion rights. Shareholders are entitled to one vote for each full share and a fractional vote for each fractional share held. Shares have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees and, in this event, the holders of the remaining shares voting will not be able to elect any Trustees. The Trustees will hold office indefinitely, except that:
(1) any Trustee may resign or retire and (2) any Trustee may be removed with or without cause at any time (a) by a written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; or (b) by vote of shareholders holding not less than two-thirds of the outstanding shares of the Trust, cast in person or by proxy at a meeting called for that purpose; or (c) by a written declaration signed by shareholders holding not less than two-thirds of the outstanding shares of the Trust and filed with the Trust's custodian. Shareholders have certain rights, as set forth in the Declaration of Trust, including the right to call a meeting of the shareholders for the purpose of voting on the removal of one or more Trustees. Shareholders holding not less than ten percent (10%) of the shares then outstanding may require the Trustees to call such a meeting and the Trustees are obligated to provide certain assistance to shareholders desiring to communicate with other shareholders in such regard (e.g., providing access to shareholder lists, etc.). In case a vacancy or an anticipated vacancy shall for any reason exist, the vacancy shall be filled by the affirmative vote of a majority of the remaining Trustees, subject to the provisions of Section 16(a) of the 1940 Act. The Trust does not expect to have an annual meeting of shareholders.


The Declaration of Trust of the Trust currently provides for the shares of ten funds, or series, to be issued. Shares of all ten series have currently been issued, in addition to the Funds: shares of The Jamestown International Equity Fund, which is also managed by the Adviser; shares of the FBP Contrarian Equity Fund and the FBP Contrarian Balanced Fund, which are managed by Flippin, Bruce & Porter, Inc. of Lynchburg, Virginia; shares of The Government Street Equity Fund, The Government Street Bond Fund and The Alabama Tax Free Bond Fund, which are managed by T. Leavell & Associates, Inc. of Mobile, Alabama; and shares of The Davenport Equity Fund, which is managed by Davenport & Company LLC of Richmond, Virginia. The Trustees are permitted to create additional series, or funds, at any time.

Upon liquidation of the Trust or a particular Fund of the Trust, holders of the outstanding shares of the Fund being liquidated shall be entitled to receive, in proportion to the number of shares of the Fund held by them, the excess of that Fund's assets over its liabilities. Each outstanding share is entitled to one vote for each full share and a fractional vote for each fractional share, on all matters which concern the Trust as a whole. On any matter submitted to a vote of shareholders, all shares of the Trust then issued and outstanding and entitled to vote, irrespective of the Fund, shall be voted in the aggregate and not by Fund, except (i) when required by the 1940 Act, shares shall be voted by individual Fund; and (ii) when the matter does not affect any interest of a particular Fund, then only shareholders of the affected Fund or Funds shall be entitled to vote thereon. Examples of matters which affect only a particular Fund could be a proposed change in the fundamental investment objectives or policies of that Fund or a proposed change in the investment advisory agreement for a particular Fund. The shares of the Fund will have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect all of the Trustees if they so choose.

Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the Trust. The Declaration of Trust, therefore, contains provisions which are intended to mitigate such liability.

Stock certificates will not be issued for your shares. Evidence of ownership will be given by issuance of periodic account statements which will show the number of shares owned.

Prior to January 24, 1994, the Trust was called The Nottingham Investment Trust.

                         CALCULATION OF PERFORMANCE DATA


Each Fund may, from time to time, advertise certain total return information. The average annual total return of the Funds for a period is computed by finding the average compounded rates of return over the 1-, 5-, and 10-year periods (or the periods of a Fund's operations) that would equate the initial amount invested to the ending redeemable value (after adjusting for the reinvestment of any income dividends and capital gain distributions). In particular, the average annual total return of a Fund ("T") is computed by using the redeemable value at the end of a specified period of time ("ERV") of a hypothetical initial investment of $1,000 ("P") over a period of time ("n") according to the formula P (l+T)n = ERV.

Average annual total returns may also be calculated (i) after taxes on distributions and (ii) after taxes on distributions and sale of Fund shares. Average annual total return (after taxes on distributions) is computed by finding the average annual compounded rates of return over the 1-, 5-, and 10-year periods (or for the periods of a Fund's operations) that would equate the initial amount invested to the ending value, according to the following formula: P (1+T)n = ATV, where P = a hypothetical initial payment of $1,000, T = average annual total return (after taxes on distributions), n = number of years, and ATV = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods (or fractional portion) after taxes on Fund distributions but not after taxes on redemption. Average annual total return (after taxes on distributions and sale of Fund shares) is calculated in the same manner except that the ending value of the hypothetical $1,000 payment includes the deduction of capital gains taxes resulting from the redemption or, if appropriate, an adjustment to take into account the tax benefit from any capital losses that may have resulted from the redemption. After-tax returns are calculated using the highest applicable individual federal marginal tax rate in effect on the reinvestment date of a distribution. The tax rates used correspond to the tax character of each component of the distributions (that is, the ordinary income tax rate for ordinary income distributions and the long-term capital gains rate for capital gains distributions). The tax rates may vary over the course of the measurement period. State and local tax liabilities are disregarded, as are the effect of phaseouts of certain exemptions, deductions and credits at various income levels and the impact of the federal alternative minimum income tax. Actual after-tax returns will depend on an investor's tax situation and may differ from those shown. The after-tax returns are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. The Funds' past performance, before and after taxes, is not necessarily an indication of how the Funds will perform in the future.


The table below shows each Fund's average annual total returns for periods ended March 31, 2002:

                           THE JAMESTOWN BALANCED FUND

                                            One Year    Five Years    Ten Years
                                            --------    ----------    ---------
Return Before Taxes .......................  -3.22%        6.89%        9.23%
Return After Taxes on Distributions .......  -4.31%        5.15%        7.31%
Return After Taxes on Distributions
 and Sale of Fund Shares ..................  -1.72%        5.13%        6.93%

                            THE JAMESTOWN EQUITY FUND
                                                                 Since Inception
                                           One Year   Five Years (Dec. 1, 1992)
                                           --------   ---------- ---------------
Return Before Taxes ....................... -7.42%      7.02%        9.81%
Return After Taxes on Distributions ....... -7.54%      6.07%        8.91%
Return After Taxes on Distributions
 and Sale of Fund Shares .................. -4.56%      5.58%        8.01%

                     THE JAMESTOWN TAX EXEMPT VIRGINIA FUND
                                                                 Since Inception
                                            One Year  Five Years (Sept. 1, 1993)
                                           --------   ---------- ---------------
Return Before Taxes .......................   3.04%      4.95%        4.57%
Return After Taxes on Distributions .......   3.04%      4.94%        4.57%
Return After Taxes on Distributions
 and Sale of Fund Shares ..................   3.44%      4.84%        4.54%


In addition, each Fund may advertise other total return performance data ("Nonstandardized Return"). Nonstandardized Return shows as a percentage rate of return encompassing all elements of return (i.e., income and capital appreciation or depreciation); it assumes reinvestment of all dividends and capital gain distributions. Nonstandardized Return may consist of a cumulative percentage of return, actual year-by-year rates or any combination thereof.

From time to time, each Fund may advertise its yield. A yield quotation is based on a 30-day (or one month) period and is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                          Yield = 2[(a-b/cd + 1)6 - 1]
Where:
a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends
d = the maximum offering price per share on the last day of the period


Solely for the purpose of computing yield, dividend income is recognized by accruing 1/360 of the stated dividend rate of the security each day that a Fund owns the security. Generally, interest earned (for the purpose of "a" above) on debt obligations is computed by reference to the yield to maturity of each obligation held based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day prior to the start of the 30-day (or one month) period for which yield is being calculated, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest). The yields of the Balanced Fund, the Equity Fund and the Tax Exempt Virginia Fund for the 30 days ended March 31, 2002 were 1.66%, 0.17% and 3.82%, respectively.

The tax-equivalent yield of the Tax Exempt Virginia Fund is computed by using the tax-exempt yield figure and dividing by one minus the applicable tax rate. The Tax Exempt Virginia Fund's tax-equivalent yield for the 30 days ended March 31, 2002, based on the highest marginal combined federal and Virginia income tax rate, was 6.60%.


The Funds' performance may be compared in advertisements, sales literature and other communications to the performance of other mutual funds having similar objectives or to standardized indices or other measures of investment performance. In particular, each Fund may compare its performance to the S&P 500 Index, which is generally considered to be representative of the performance of unmanaged common stocks that are publicly traded in the United States securities markets. Comparative performance may also be expressed by reference to a ranking prepared by a mutual fund monitoring service, such as Lipper, Inc. or Morningstar, Inc., or by one or more newspapers, newsletters or financial periodicals. Performance comparisons may be useful to investors who wish to compare the Funds' past performance to that of other mutual funds and investment products. Of course, past performance is not a guarantee of future results.


o LIPPER, INC. ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in net asset value over a specific period of time.

o MORNINGSTAR, INC., an independent rating service, is the publisher of the bi-weekly Mutual Fund Values. Mutual Fund Values rates more than 1,000 NASDAQ-listed mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for two weeks.

Investors may use such indices in addition to the Funds' Prospectus to obtain a more complete view of the Funds' performance before investing. Of course, when comparing the Funds' performance to any index, factors such as composition of the index and prevailing market conditions should be considered in assessing the significance of such comparisons. When comparing funds using reporting services, or total return, investors should take into consideration any relevant differences in funds such as permitted portfolio compositions and methods used to value portfolio securities and compute offering price. Advertisements and other sales literature for the Funds may quote total returns that are calculated on non-standardized base periods. The total returns represent the historic change in the value of an investment in the Funds based on monthly reinvestment of dividends over a specified period of time.

From time to time the Funds may include in advertisements and other communications information, charts, and illustrations relating to inflation and the effects of inflation on the dollar, including the purchasing power of the dollar at various rates of inflation. The Funds may also disclose from time to time information about their portfolio allocation and holdings at a particular date (including ratings of securities assigned by independent rating services such as S&P and Moody's). The Funds may also depict the historical performance of the securities in which the Funds may invest over periods reflecting a variety of market or economic conditions either alone or in comparison with alternative investments, performance indices of those investments, or economic indicators. The Funds may also include in advertisements and in materials furnished to present and prospective shareholders statements or illustrations relating to the appropriateness of types of securities and/or mutual funds that may be employed to meet specific financial goals, such as saving for retirement, children's education, or other future needs.

                        FINANCIAL STATEMENTS AND REPORTS

The books of the Funds will be audited at least once each year by independent public accountants. Shareholders will receive annual audited and semiannual (unaudited) reports when published, and will receive written confirmation of all confirmable transactions in their account. A copy of the Annual Report will accompany the Statement of Additional Information ("SAI") whenever the SAI is requested by a shareholder or prospective investor. The financial statements of The Jamestown Funds as of March 31, 2002, together with the report of the independent accountants thereon, are incorporated herein by reference to the Annual Report of the Funds.

================================================================================

                                      THE
                                   JAMESTOWN
                                     FUNDS

                                 NO-LOAD FUNDS

                          THE JAMESTOWN BALANCED FUND
                           THE JAMESTOWN EQUITY FUND
                     THE JAMESTOWN TAX EXEMPT VIRGINIA FUND
                    THE JAMESTOWN INTERNATIONAL EQUITY FUND



                                 ANNUAL REPORT


                                 MARCH 31, 2002


                               Investment Advisor
                      LOWE, BROCKENBROUGH & Company, Inc.
                               RICHMOND, VIRGINIA

================================================================================

LETTER TO SHAREHOLDERS                                               MAY 9, 2002
================================================================================
Dear Fellow Shareholders:

We are pleased to enclose for your review the audited Annual Report of the Jamestown Funds for the year ended March 31, 2002.

THE JAMESTOWN BALANCED FUND

For the fiscal year ended March 31, 2002, the Jamestown Balanced Fund had a negative return of -3.22%. With our heavier weighting in stocks (60.8%) than is true for the Lipper Balanced Fund Index, we performed less well than did that Index, which was up 2.48%. The Lehman Intermediate Bond Index had a return of 5.16% for the past twelve months. The S&P 500 Index rose 0.24% during the past fiscal year, with the technology and communication services sector leading the way on the downside. The Federal Reserve began to cut interest rates aggressively in early 2001 to help stimulate the economy. Consumer spending held up over the past year, but capital spending continued to suffer as the excesses of the late 1990's continued to be worked off. Fears of a slowing economy and declining profits were compounded by the terrorist attacks in September 2001.

The Jamestown Balanced Fund returned -0.68% on an annualized basis for the three years ending March 31, 2002, compared to 2.25% return for the Lipper Balanced Index. For the ten year period, the Fund generated a return of 9.23% versus 9.73% for the comparable Lipper Balanced Index.

The total assets of your fund were over $96 million as of March 31, 2002.

THE JAMESTOWN EQUITY FUND

For the fiscal year ended March 31, 2002, the Jamestown Equity Fund declined in value 7.42%. The Lipper Large Cap Core Index fell 0.36%, while the S&P 500 Index rose 0.24%. For the past fiscal year, the technology and communication services sectors were the dominant culprits on the downside. Since the peak in technology stocks in March of 2000, growth stocks have significantly underperformed value stocks. Over the past two years, the Russell 1000 Growth Index is down 25.08% annually, and the Russell 1000 Value Index rose 2.31%. Going forward, we envision a more balanced market that delivers more even returns between growth and value as well as between various sectors of the equity market.

The Jamestown Equity Fund returned -3.40% on an annualized basis for the past three years versus -2.59% for the Lipper Large Cap Core Index. For the five-year period, the Jamestown Equity Fund returned 7.02% compared to 9.42% for the Lipper Large Cap Core Index.

The Jamestown Equity Fund had just under $55 million in assets as of March 31, 2002.

THE JAMESTOWN TAX EXEMPT VIRGINIA FUND

For the fiscal year ended March 31, 2002, The Jamestown Tax Exempt Virginia Fund had a total return of 3.04% compared to 3.22% for the Lipper Intermediate Municipal Fund Index. As compared to a year ago, municipal yields were generally higher with both the 5-year and 10-year municipal offering about 25 basis points more in yield. Interest rates should continue to rise as the economy strengthens. While the near-term outlook for inflation is favorable, the bond market will be keying on the accelerating pace of economic activity. Consequently, we think bond investors should play defense this year as the economy improves. As of March 31, 2002, The Jamestown Tax Exempt Virginia Fund had an average maturity of 6.4 years and a SEC yield of 3.82%.

The Jamestown Tax Exempt Virginia Fund returned 3.96% on an annualized basis for the three years ended March 31, 2002, versus 4.01% for the comparable Lipper Intermediate Municipal Fund Index. For the five-year period, The Jamestown Tax Exempt Virginia Fund generated an annualized return of 4.95%, as compared to the 5.12% return for the Lipper Intermediate Municipal Fund Index.

The Jamestown Tax Exempt Virginia Fund had just under $34 million in assets as of March 31, 2002.

THE JAMESTOWN INTERNATIONAL EQUITY FUND

For the year ended March 31, 2002, the Jamestown International Equity Fund had a return of -13.66% compared to -8.50% for the Morgan Stanley EAFE Index. During the past year, slow economic growth and decelerating earnings growth pressured global equity markets. Particularly hard hit were companies in technology and telecommunications that benefited from the global telecom and information technology build-out experienced globally over the previous five years.

The Jamestown International Equity Fund returned -7.07% on an annualized basis for the past three years versus a return of -5.32% for the Morgan Stanley EAFE Index. For the trailing five-year period, The Jamestown International Equity Fund gained 2.49% annually, while the EAFE Index rose 1.32%.

The Fund had over $44 million in total net assets as of March 31, 2002.

Thank you for your continued confidence in The Jamestown Funds.

                                    Sincerely,

                                    /s/ Charles M. Caravati, III

                                    Charles M. Caravati, III, CFA
                                    President
                                    Jamestown Balanced Fund
                                    Jamestown Equity Fund
                                    Jamestown International Equity Fund

                                    /s/ Beth Ann Gustafson

                                    Beth Ann Gustafson, CFA
                                    President
                                    Jamestown Tax Exempt Virginia Fund

                          THE JAMESTOWN BALANCED FUND

   Comparison of the Change in Value of a $10,000 Investment in The Jamestown Balanced Fund, the Standard & Poor's 500 Index and the Consumer Price Index
                  For the 10 Year Period Ended March 31, 2002
--------------------------------------------------------------------------------
                                                              3/02
                                                            -------
The Jamestown Balanced Fund                                 $24,152
Standard & Poor's 500 Index                                 $34,715
Consumer Price Index                                        $12,802
--------------------------------------------------------------------------------

                      -------------------------------------
                           The Jamestown Balanced Fund
                         Average Annual Total Returns(a)
                        (for years ended March 31, 2002)

                       1 Year        5 Years       10 Years
                       (3.22)%        6.89%          9.23%
                      -------------------------------------

            Past performance is not predictive of future performance.


                            THE JAMESTOWN EQUITY FUND

   Comparison of the Change in Value of a $10,000 Investment in The Jamestown
    Equity Fund, the Standard & Poor's 500 Index and the Consumer Price Index
              For the Period From Inception* Through March 31, 2002
--------------------------------------------------------------------------------
                                                              3/02
                                                            -------
The Jamestown Equity Fund                                   $23,944
Standard & Poor's 500 Index                                 $31,832
Consumer Price Index                                        $12,536
--------------------------------------------------------------------------------

                      -------------------------------------
                            The Jamestown Equity Fund
                         Average Annual Total Returns(a)
                       (for periods ended March 31, 2002)

                       1 Year    5 Years   Since Inception*
                       (7.42)%    7.02%         9.81%
                      -------------------------------------

            Past performance is not predictive of future performance.

            *Initial public offering of shares was December 1, 1992.

(a) The total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

                     THE JAMESTOWN TAX EXEMPT VIRGINIA FUND

        Comparison of the Change in Value of a $10,000 Investment in The
      Jamestown Tax Exempt Virginia Fund, the Lipper Intermediate Municipal
       Fund Index and the Lehman Municipal Bond Index For the Period From
                        Inception* Through March 31, 2002
--------------------------------------------------------------------------------
                                                              3/02
                                                            -------
The Jamestown Tax Exempt Virginia Fund                      $14,671
Lipper Intermediate Municipal Fund Index                    $14,868
Lehman Municipal Bond Index                                 $16,099
--------------------------------------------------------------------------------

                      -------------------------------------
                     The Jamestown Tax Exempt Virginia Fund
                         Average Annual Total Returns(a)
                       (for periods ended March 31, 2002)

                      1 Year    5 Years    Since Inception*
                       3.04%     4.95%          4.57%
                      -------------------------------------

            Past performance is not predictive of future performance.

           *Initial public offering of shares was September 1, 1993.

                     THE JAMESTOWN INTERNATIONAL EQUITY FUND

   Comparison of the Change in Value of a $10,000 Investment in The Jamestown
              International Equity Fund and the Morgan Stanley EAFE Index
              For the Period From Inception* Through March 31, 2002
--------------------------------------------------------------------------------
                                                              3/02
                                                            -------
The Jamestown International Equity Fund                     $11,139
Europe, Australia and Far East Index (EAFE Index)           $10,522
--------------------------------------------------------------------------------

                      -------------------------------------
                     The Jamestown International Equity Fund
                         Average Annual Total Returns(a)
                       (for periods ended March 31, 2002)

                      1 Year    5 Years    Since Inception*
                     (13.66)%    2.49%          1.83%
                      -------------------------------------

            Past performance is not predictive of future performance.

             *Initial public offering of shares was April 16, 1996.

(a) The total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

THE JAMESTOWN FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
MARCH 31, 2002
=====================================================================================================================
                                                                                         JAMESTOWN        JAMESTOWN
                                                       JAMESTOWN        JAMESTOWN        TAX EXEMPT     INTERNATIONAL
                                                        BALANCED          EQUITY          VIRGINIA          EQUITY
                                                          FUND             FUND             FUND             FUND
---------------------------------------------------------------------------------------------------------------------
ASSETS
   Investments in securities:
      At acquisition cost ........................    $ 81,126,569     $ 44,880,443     $ 32,787,800     $ 43,847,069
                                                      ============     ============     ============     ============
      At value (Note 1) ..........................    $ 95,961,228     $ 54,940,738     $ 33,464,390     $ 43,570,075
   Cash ..........................................              --               --               --          525,210
   Cash denominated in foreign
      currency (Note 5) ..........................              --               --               --          123,740
   Dividends and interest receivable .............         556,799           31,545          475,796          135,451
   Receivable for capital shares sold ............              76            9,945            6,000          450,051
   Receivable for securities sold ................         500,000               --               --           45,927
   Other assets ..................................           8,040           12,076           14,898            8,447
                                                      ------------     ------------     ------------     ------------
      TOTAL ASSETS ...............................      97,026,143       54,994,304       33,961,084       44,858,901
                                                      ------------     ------------     ------------     ------------
LIABILITIES
   Dividends payable .............................          89,558               --           34,204               --
   Payable for securities purchased ..............              --               --               --          787,245
   Payable for capital shares redeemed ...........          39,401          150,460           15,304               --
   Accrued investment advisory fees (Note 3) .....          54,291           30,374           11,334           29,478
   Accrued administration fees (Note 3) ..........          10,000            6,300            4,100            7,200
   Other accrued expenses and liabilities ........           8,682               --               --           12,632
   Net unrealized depreciation on forward foreign
      currency exchange contracts (Note 6) .......              --               --               --              445
                                                      ------------     ------------     ------------     ------------
      TOTAL LIABILITIES ..........................         201,932          187,134           64,942          837,000
                                                      ------------     ------------     ------------     ------------
NET ASSETS .......................................    $ 96,824,211     $ 54,807,170     $ 33,896,142     $ 44,021,901
                                                      ============     ============     ============     ============
Net assets consist of:
   Paid-in capital ...............................    $ 82,220,347     $ 44,829,010     $ 33,425,711     $ 58,470,028
   Undistributed net investment income (loss) ....        (104,295)           1,902           18,584               --
   Accumulated net realized losses from
      security transactions ......................              --          (84,037)        (224,743)     (14,171,079)
   Distribution in excess of net realized gains ..        (126,500)              --               --               --
   Net unrealized appreciation (depreciation)
      on investments and options .................      14,834,659       10,060,295          676,590         (276,995)
   Net unrealized depreciation on translation of
      assets and liabilities in foreign currencies              --               --               --              (53)
                                                      ------------     ------------     ------------     ------------
Net assets .......................................    $ 96,824,211     $ 54,807,170     $ 33,896,142     $ 44,021,901
                                                      ============     ============     ============     ============

Shares of beneficial interest outstanding
   (unlimited number of shares authorized,
   no par value) .................................       6,181,342        2,978,977        3,348,915        4,904,677
                                                      ============     ============     ============     ============
Net asset value, offering price and redemption
   price per share(a) ............................    $      15.66     $      18.40     $      10.12     $       8.98
                                                      ============     ============     ============     ============

(a) Redemption price varies based on length of time held for The Jamestown International Equity Fund (Note 1).

See accompanying notes to financial statements.

THE JAMESTOWN FUNDS
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED MARCH 31, 2002
============================================================================================================
                                                                                JAMESTOWN        JAMESTOWN
                                              JAMESTOWN        JAMESTOWN        TAX EXEMPT     INTERNATIONAL
                                               BALANCED          EQUITY          VIRGINIA          EQUITY
                                                 FUND             FUND             FUND             FUND
------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   Dividends ............................    $    807,546     $    668,425     $      6,988     $    943,736
   Foreign withholding taxes on dividends              --               --               --         (211,084)
   Interest .............................       2,096,344               --        1,459,129           41,330
                                             ------------     ------------     ------------     ------------
      TOTAL INVESTMENT INCOME ...........       2,903,890          668,425        1,466,117          773,982
                                             ------------     ------------     ------------     ------------

EXPENSES
   Investment advisory fees (Note 3) ....         674,186          372,260          124,765          514,443
   Administration fees (Note 3) .........         122,489           76,028           45,287           95,331
   Custodian fees .......................          17,785            9,380            7,259           94,224
   Trustees' fees and expenses ..........          12,296           12,296           12,296           12,296
   Professional fees ....................          15,223           12,423           10,223           13,423
   Registration fees ....................          14,561           13,383            2,375           15,181
   Printing of shareholder reports ......           8,660            7,998            3,648            8,027
   Pricing costs ........................          10,136            1,281            5,618           11,131
   Other expenses .......................          13,548           12,480              630           13,939
                                             ------------     ------------     ------------     ------------
      TOTAL EXPENSES ....................         888,884          517,529          212,101          777,995
   Fees waived by the Adviser (Note 3) ..              --               --               --          (68,062)
   Expenses reimbursed through a directed
      brokerage arrangement (Note 4) ....         (28,000)         (25,000)              --               --
                                             ------------     ------------     ------------     ------------
      NET EXPENSES ......................         860,884          492,529          212,101          709,933
                                             ------------     ------------     ------------     ------------

NET INVESTMENT INCOME ...................       2,043,006          175,896        1,254,016           64,049
                                             ------------     ------------     ------------     ------------

REALIZED AND UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS AND FOREIGN CURRENCIES
   (Note 5)
   Net realized gains (losses) from:
      Security transactions .............       1,308,563          (64,227)         144,681      (14,171,079)
      Option contracts written ..........         249,735          176,363               --               --
      Foreign currency transactions .....              --               --               --          387,959
   Net change in unrealized appreciation/
      depreciation on:
      Investments .......................      (7,073,997)      (4,796,287)        (488,624)       6,479,102
      Foreign currency translation ......              --               --               --         (302,987)
                                             ------------     ------------     ------------     ------------

NET REALIZED AND UNREALIZED
   LOSSES ON INVESTMENTS AND
   FOREIGN CURRENCIES ...................      (5,515,699)      (4,684,151)        (343,943)      (7,607,005)
                                             ------------     ------------     ------------     ------------

NET INCREASE (DECREASE) IN
   NET ASSETS FROM OPERATIONS ...........    $ (3,472,693)    $ (4,508,255)    $    910,073     $ (7,542,956)
                                             ============     ============     ============     ============

See accompanying notes to financial statements.

THE JAMESTOWN FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
==============================================================================================================================
                                                                   JAMESTOWN                            JAMESTOWN
                                                                 BALANCED FUND                         EQUITY FUND
                                                       -----------------------------------------------------------------------
                                                            YEAR               YEAR               YEAR               YEAR
                                                           ENDED              ENDED              ENDED              ENDED
                                                          MARCH 31,          MARCH 31,          MARCH 31,          MARCH 31,
                                                            2002               2001               2002               2001
------------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income (loss) ...................    $    2,043,006     $    2,297,806     $      175,896     $       (3,782)
   Net realized gains (losses) on:
      Security transactions .......................         1,308,563            826,412            (64,227)         1,209,659
      Option contracts written ....................           249,735            570,452            176,363            396,486
   Net change in unrealized appreciation/
      depreciation on investments .................        (7,073,997)       (19,715,958)        (4,796,287)       (18,110,576)
                                                       --------------     --------------     --------------     --------------
Net decrease in net assets from operations ........        (3,472,693)       (16,021,288)        (4,508,255)       (16,508,213)
                                                       --------------     --------------     --------------     --------------

DISTRIBUTIONS TO SHAREHOLDERS
   From net investment income .....................        (2,164,245)        (2,270,168)          (173,994)                --
   From net realized gains from
      security transactions .......................        (1,420,487)        (1,513,422)                --         (1,691,982)
                                                       --------------     --------------     --------------     --------------
Decrease in net assets from distributions
   to shareholders ................................        (3,584,732)        (3,783,590)          (173,994)        (1,691,982)
                                                       --------------     --------------     --------------     --------------

FROM CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold ......................         4,813,624         10,123,514          4,602,756         25,402,296
   Net asset value of shares issued in reinvestment
      of distributions to shareholders ............         3,389,464          3,591,406            159,933          1,565,938
   Payments for shares redeemed ...................       (13,654,430)       (12,778,149)        (6,187,646)       (25,662,392)
                                                       --------------     --------------     --------------     --------------
Net increase (decrease) in net assets from
   capital share transactions .....................        (5,451,342)           936,771         (1,424,957)         1,305,842
                                                       --------------     --------------     --------------     --------------

TOTAL DECREASE IN NET ASSETS ......................       (12,508,767)       (18,868,107)        (6,107,206)       (16,894,353)

NET ASSETS
   Beginning of year ..............................       109,332,978        128,201,085         60,914,376         77,808,729
                                                       --------------     --------------     --------------     --------------
   End of year ....................................    $   96,824,211     $  109,332,978     $   54,807,170     $   60,914,376
                                                       ==============     ==============     ==============     ==============

UNDISTRIBUTED NET
   INVESTMENT INCOME (LOSS) .......................    $     (104,295)    $       27,638     $        1,902     $           --
                                                       ==============     ==============     ==============     ==============

CAPITAL SHARE ACTIVITY
   Sold ...........................................           296,174            523,914            241,508            999,711
   Reinvested .....................................           214,105            196,103              9,010             66,617
   Redeemed .......................................          (844,741)          (670,295)          (326,078)        (1,002,327)
                                                       --------------     --------------     --------------     --------------
   Net increase (decrease) in shares outstanding ..          (334,462)            49,722            (75,560)            64,001
   Shares outstanding, beginning of year ..........         6,515,804          6,466,082          3,054,537          2,990,536
                                                       --------------     --------------     --------------     --------------
   Shares outstanding, end of year ................         6,181,342          6,515,804          2,978,977          3,054,537
                                                       ==============     ==============     ==============     ==============

See accompanying notes to financial statements.

THE JAMESTOWN FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
==============================================================================================================================
                                                              JAMESTOWN TAX EXEMPT                       JAMESTOWN
                                                                 VIRGINIA FUND                   INTERNATIONAL EQUITY FUND
                                                       -----------------------------------------------------------------------
                                                            YEAR               YEAR               YEAR               YEAR
                                                           ENDED              ENDED              ENDED              ENDED
                                                          MARCH 31,          MARCH 31,          MARCH 31,          MARCH 31,
                                                            2002               2001               2002               2001
------------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income (loss) ...................    $    1,254,016     $    1,282,459     $       64,049     $     (179,159)
   Net realized gains (losses) from:
      Security transactions .......................           144,681            (96,246)       (14,171,079)         2,853,745
      Foreign currency transactions ...............                --                 --            387,959            293,713
   Net change in unrealized appreciation/
      depreciation on:
      Investments .................................          (488,624)         1,351,174          6,479,102        (32,130,835)
      Foreign currency translation ................                --                 --           (302,987)           346,332
                                                       --------------     --------------     --------------     --------------
Net increase (decrease) in net assets
   from operations ................................           910,073          2,537,387         (7,542,956)       (28,816,204)
                                                       --------------     --------------     --------------     --------------
DISTRIBUTIONS TO SHAREHOLDERS
   From net investment income .....................        (1,242,501)        (1,282,459)          (270,326)          (279,944)
   From return of capital .........................                --                 --           (413,143)                --
   From net realized gains from
      security transactions .......................                --                 --                 --         (9,244,751)
                                                       --------------     --------------     --------------     --------------
Decrease in net assets from distributions
   to shareholders ................................        (1,242,501)        (1,282,459)          (683,469)        (9,524,695)
                                                       --------------     --------------     --------------     --------------

FROM CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold ......................         4,986,905          3,967,154         58,304,094        116,498,477
   Net asset value of shares issued in reinvestment
      of distributions to shareholders ............           833,236            830,720            654,623          9,315,209
   Payments for shares redeemed ...................        (1,773,927)        (5,008,689)       (66,374,651)      (113,657,807)
                                                       --------------     --------------     --------------     --------------
Net increase (decrease) in net assets from
   capital share transactions .....................         4,046,214           (210,815)        (7,415,934)        12,155,879
                                                       --------------     --------------     --------------     --------------

TOTAL INCREASE (DECREASE) IN
   NET ASSETS .....................................         3,713,786          1,044,113        (15,642,359)       (26,185,020)

NET ASSETS
   Beginning of year ..............................        30,182,356         29,138,243         59,664,260         85,849,280
                                                       --------------     --------------     --------------     --------------
   End of year ....................................    $   33,896,142     $   30,182,356     $   44,021,901     $   59,664,260
                                                       ==============     ==============     ==============     ==============

UNDISTRIBUTED NET
   INVESTMENT INCOME ..............................    $       18,584     $           --     $           --     $           --
                                                       ==============     ==============     ==============     ==============

CAPITAL SHARE ACTIVITY
   Sold ...........................................           487,720            401,676          6,229,458          8,768,230
   Reinvested .....................................            81,557             83,553             74,730            646,128
   Redeemed .......................................          (174,104)          (506,756)        (7,051,499)        (8,535,150)
                                                       --------------     --------------     --------------     --------------
   Net increase (decrease) in shares outstanding ..           395,173            (21,527)          (747,311)           879,208
   Shares outstanding, beginning of year ..........         2,953,742          2,975,269          5,651,988          4,772,780
                                                       --------------     --------------     --------------     --------------
   Shares outstanding, end of year ................         3,348,915          2,953,742          4,904,677          5,651,988
                                                       ==============     ==============     ==============     ==============

See accompanying notes to financial statements.

THE JAMESTOWN BALANCED FUND
FINANCIAL HIGHLIGHTS
=======================================================================================================================
                                        SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
-----------------------------------------------------------------------------------------------------------------------
                                                                        YEARS ENDED MARCH 31,
                                             --------------------------------------------------------------------------
                                               2002(a)          2001            2000            1999            1998
-----------------------------------------------------------------------------------------------------------------------

Net asset value at beginning of year ....    $    16.78      $    19.83      $    18.12      $    17.38      $    15.17
                                             ----------      ----------      ----------      ----------      ----------
Income (loss) from investment operations:
   Net investment income ................          0.32            0.35            0.35            0.34            0.37
   Net realized and unrealized gains
      (losses) on investments ...........         (0.86)          (2.82)           2.49            0.95            4.31
                                             ----------      ----------      ----------      ----------      ----------
Total from investment operations ........         (0.54)          (2.47)           2.84            1.29            4.68
                                             ----------      ----------      ----------      ----------      ----------
Less distributions:
   Dividends from net investment income .         (0.35)          (0.35)          (0.35)          (0.34)          (0.37)
   Distributions from net realized gains          (0.23)          (0.23)          (0.78)          (0.21)          (2.10)
                                             ----------      ----------      ----------      ----------      ----------
Total distributions .....................         (0.58)          (0.58)          (1.13)          (0.55)          (2.47)
                                             ----------      ----------      ----------      ----------      ----------

Net asset value at end of year ..........    $    15.66      $    16.78      $    19.83      $    18.12      $    17.38
                                             ==========      ==========      ==========      ==========      ==========

Total return ............................        (3.22%)        (12.65%)         15.90%           7.56%          32.42%
                                             ==========      ==========      ==========      ==========      ==========

Net assets at end of year (000's) .......    $   96,824      $  109,333      $  128,201      $  112,804      $  101,408
                                             ==========      ==========      ==========      ==========      ==========

Ratio of gross expenses to average
   net assets ...........................         0.86%           0.87%           0.88%           0.88%           0.90%

Ratio of net expenses to average
   net assets(b) ........................         0.83%           0.85%           0.86%           0.86%           0.87%

Ratio of net investment income to
   average net assets ...................         1.97%           1.84%           1.85%           1.95%           2.21%

Portfolio turnover rate .................           62%             64%             62%             69%             90%

(a) As required, effective April 1, 2001, the Fund has adopted new provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities and began recording paydown gains and losses as adjustments to interest income. Had the Fund not adopted these new provisions, the net investment income per share would have been $0.34 and the ratio of net investment income to average net assets would have been 2.07%. Per share data and ratios for periods prior to April 1, 2001 have not been restated to reflect this change in presentation.

(b) Ratios were determined based on net expenses after expense reimbursements through a directed brokerage arrangement (Note 4).

See accompanying notes to financial statements.

THE JAMESTOWN EQUITY FUND
FINANCIAL HIGHLIGHTS
=======================================================================================================================
                                        SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
-----------------------------------------------------------------------------------------------------------------------
                                                                        YEARS ENDED MARCH 31,
                                             --------------------------------------------------------------------------
                                                2002            2001            2000            1999            1998
-----------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year ....    $    19.94      $    26.02      $    21.76      $    20.16      $    15.66
                                             ----------      ----------      ----------      ----------      ----------
Income (loss) from investment operations:
   Net investment income (loss) .........          0.06           (0.00)           0.03            0.07            0.11
   Net realized and unrealized gains
      (losses) on investments ...........         (1.54)          (5.51)           5.18            1.60            6.47
                                             ----------      ----------      ----------      ----------      ----------
Total from investment operations ........         (1.48)          (5.51)           5.21            1.67            6.58
                                             ----------      ----------      ----------      ----------      ----------
Less distributions:
   Dividends from net investment income .         (0.06)             --           (0.03)          (0.07)          (0.11)
   Distributions from net realized gains             --           (0.57)          (0.92)             --           (1.97)
                                             ----------      ----------      ----------      ----------      ----------
Total distributions .....................         (0.06)          (0.57)          (0.95)          (0.07)          (2.08)
                                             ----------      ----------      ----------      ----------      ----------

Net asset value at end of year ..........    $    18.40      $    19.94      $    26.02      $    21.76      $    20.16
                                             ==========      ==========      ==========      ==========      ==========

Total return ............................        (7.42%)        (21.49%)         24.04%           8.33%          43.74%
                                             ==========      ==========      ==========      ==========      ==========

Net assets at end of year (000's) .......    $   54,807      $   60,914      $   77,809      $   63,416      $   52,214
                                             ==========      ==========      ==========      ==========      ==========

Ratio of gross expenses to average
   net assets ...........................         0.90%           0.90%           0.91%           0.92%           0.93%

Ratio of net expenses to average
   net assets(a) ........................         0.86%           0.88%           0.88%           0.89%           0.90%

Ratio of net investment income
   (loss) to average net assets .........         0.31%          (0.01%)          0.14%           0.35%           0.60%

Portfolio turnover rate .................           89%             83%             67%             66%             59%

(a) Ratios were determined based on net expenses after expense reimbursements through a directed brokerage arrangement (Note 4).

See accompanying  notes to financial statements.

THE JAMESTOWN TAX EXEMPT VIRGINIA FUND
FINANCIAL HIGHLIGHTS
=======================================================================================================================
                                        SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
-----------------------------------------------------------------------------------------------------------------------
                                                                        YEARS ENDED MARCH 31,
                                             --------------------------------------------------------------------------
                                               2002(a)          2001            2000            1999            1998
-----------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year ....    $    10.22      $     9.79      $    10.22      $    10.16      $     9.83
                                             ----------      ----------      ----------      ----------      ----------
Income (loss) from investment operations:
   Net investment income ................          0.41            0.43            0.42            0.43            0.44
   Net realized and unrealized gains
      (losses) on investments ...........         (0.10)           0.43           (0.42)           0.07            0.33
                                             ----------      ----------      ----------      ----------      ----------
Total from investment operations ........          0.31            0.86            0.00            0.50            0.77
                                             ----------      ----------      ----------      ----------      ----------
Less distributions:
   Dividends from net investment income .         (0.41)          (0.43)          (0.42)          (0.43)          (0.44)
   Distributions from net realized gains             --              --           (0.01)          (0.01)             --
                                             ----------      ----------      ----------      ----------      ----------
Total distributions .....................         (0.41)          (0.43)          (0.43)          (0.44)          (0.44)
                                             ----------      ----------      ----------      ----------      ----------

Net asset value at end of year ..........    $    10.12      $    10.22      $     9.79      $    10.22      $    10.16
                                             ==========      ==========      ==========      ==========      ==========

Total return ............................         3.04%           8.97%           0.04%           4.92%           8.00%
                                             ==========      ==========      ==========      ==========      ==========

Net assets at end of year (000's) .......    $   33,896      $   30,182      $   29,138      $   25,626      $   18,213
                                             ==========      ==========      ==========      ==========      ==========

Ratio of net expenses to average
   net assets(b) ........................         0.68%           0.68%           0.69%           0.73%           0.75%

Ratio of net investment income to
   average net assets ...................         4.02%           4.31%           4.27%           4.17%           4.40%

Portfolio turnover rate .................           27%             47%             47%             31%             33%

(a) As required, effective April 1, 2001, the Fund has adopted new provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. Had the Fund not adopted this new provision, the ratio of net investment income to average net assets would have been 3.98%. Per share data and ratios for periods prior to April 1, 2001 have not been restated to reflect this change in presentation.

(b) Absent investment advisory fees waived by the Adviser, the ratio of expenses to average net assets would have been 0.88% for the year ended March 31, 1998.

See accompanying notes to financial statements.

THE JAMESTOWN INTERNATIONAL EQUITY FUND
FINANCIAL HIGHLIGHTS
===========================================================================================================================
                                            SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
---------------------------------------------------------------------------------------------------------------------------
                                                                            YEARS ENDED MARCH 31,
                                                 --------------------------------------------------------------------------
                                                    2002            2001            2000            1999            1998
---------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year ........    $    10.56      $    17.99      $    13.63      $    12.61      $     9.81
                                                 ----------      ----------      ----------      ----------      ----------
Income (loss) from investment operations:
   Net investment income (loss) .............          0.01           (0.03)          (0.00)           0.05           (0.01)
   Net realized and unrealized gains (losses)
      on investments and foreign currencies .         (1.46)          (5.48)           5.19            1.04            2.91
                                                 ----------      ----------      ----------      ----------      ----------
Total from investment operations ............         (1.45)          (5.51)           5.19            1.09            2.90
                                                 ----------      ----------      ----------      ----------      ----------
Less distributions:
   Dividends from net investment income .....         (0.05)          (0.05)          (0.04)          (0.07)          (0.10)
   Return of capital ........................         (0.08)             --              --              --              --
   Distributions from net realized gains ....            --           (1.87)          (0.79)             --              --
                                                 ----------      ----------      ----------      ----------      ----------
Total distributions .........................         (0.13)          (1.92)          (0.83)          (0.07)          (0.10)
                                                 ----------      ----------      ----------      ----------      ----------

Net asset value at end of year ..............    $     8.98      $    10.56      $    17.99      $    13.63      $    12.61
                                                 ==========      ==========      ==========      ==========      ==========

Total return ................................       (13.66%)        (33.29%)         39.35%           8.67%          29.67%
                                                 ==========      ==========      ==========      ==========      ==========

Net assets at end of year (000's) ...........    $   44,022      $   59,664      $   85,849      $   54,019      $   42,543
                                                 ==========      ==========      ==========      ==========      ==========

Ratio of net expenses to average
   net assets(a) ............................         1.38%           1.41%           1.56%           1.51%           1.56%

Ratio of net investment income (loss)
   to average net assets ....................         0.12%          (0.24%)         (0.01%)          0.38%          (0.05%)

Portfolio turnover rate .....................           80%             48%             52%             39%             47%

(a) Absent investment advisory fees waived by the Adviser, the ratio of expenses to average net assets would have been 1.51% for the year ended March 31, 2002.

See accompanying notes to financial statements.

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2002
================================================================================
1.   SIGNIFICANT ACCOUNTING POLICIES

The Jamestown Balanced Fund, The Jamestown Equity Fund, The Jamestown Tax Exempt Virginia Fund and The Jamestown International Equity Fund (individually, a Fund, and, collectively, the Funds) are each a no-load series of the Williamsburg Investment Trust (the Trust), an open-end management investment company registered under the Investment Company Act of 1940. The Trust was organized as a Massachusetts business trust on July 18, 1988.

The Jamestown Balanced Fund's investment objectives are long-term growth of capital and income through investment in a balanced portfolio of equity and fixed income securities. Capital protection and low volatility are important investment goals.

The Jamestown Equity Fund's investment objective is long-term growth of capital through investment in a diversified portfolio composed primarily of common stocks. Current income is incidental to this objective and may not be significant.

The Jamestown Tax Exempt Virginia Fund's investment objectives are to provide current income exempt from federal income taxes and from the personal income taxes of Virginia, to preserve capital, to limit credit risk and to take advantage of opportunities to increase and enhance the value of an investment in the Fund.

The Jamestown International Equity Fund's investment objective is to achieve superior total returns through investment in equity securities of issuers located outside the United States of America.

The following is a summary of the Funds' significant accounting policies:

Securities valuation -- The Funds' portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange (normally 4:00 p.m., Eastern time). Securities which are traded over-the-counter are valued at the last sales price, if available, otherwise, at the last quoted bid price. Securities traded on a national or foreign stock exchange are valued based upon the closing price on the principal exchange where the security is traded. It is expected that fixed income securities will ordinarily be traded in the over-the-counter market, and common stocks will ordinarily be traded on a national securities exchange, but may also be traded in the over-the-counter market. When market quotations are not readily available, fixed income securities may be valued on the basis of prices provided by an independent pricing service. If a pricing service cannot provide a valuation, securities will be valued in good faith at fair value using methods consistent with those determined by the Board of Trustees. Foreign securities are translated from the local currency into U.S. dollars using currency exchange rates supplied by a quotation service.

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================

Repurchase agreements -- The Jamestown Balanced Fund and The Jamestown Equity Fund may enter into joint repurchase agreements with other funds within the Trust. The joint repurchase agreement, which is collateralized by U.S. Government obligations, is valued at cost which, together with accrued interest, approximates market. At the time the Funds enter into the joint repurchase agreement, the seller agrees that the value of the underlying securities, including accrued interest, will at all times be equal to or exceed the face amount of the repurchase agreement. In addition, each Fund actively monitors and seeks additional collateral, as needed.

Share valuation -- The net asset value per share of each Fund is calculated daily by dividing the total value of each Fund's assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of each Fund is equal to the net asset value per share, except that shares of the Jamestown International Equity Fund are subject to a redemption fee of 2% if redeemed within 90 days of the date of purchase.

Investment income -- Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Discounts and premiums on fixed income securities purchased are amortized using the interest method.

Distributions to shareholders -- Dividends arising from net investment income, if any, are declared and paid quarterly to shareholders of The Jamestown Balanced Fund, The Jamestown Equity Fund and The Jamestown International Equity Fund and are declared daily and paid monthly to shareholders of The Jamestown Tax Exempt Virginia Fund. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These "book/tax" differences are either temporary or permanent in nature and are primarily due to losses deferred due to wash sales and treatment for foreign currency transactions.

The tax character of distributions paid during the years ended March 31, 2002 and 2001 was as follows:

------------------------------------------------------------------------------------------------------
                 Year                                                       Exempt-
                Ended       Ordinary       Return of       Long-Term       Interest         Total
               March 31,     Income         Capital      Capital Gains     Dividends     Distributions
------------------------------------------------------------------------------------------------------
Jamestown        2002    $  2,164,245    $         --    $  1,420,487    $         --    $  3,584,732
Balanced Fund    2001    $  2,270,168    $         --    $  1,513,422    $         --    $  3,783,590
------------------------------------------------------------------------------------------------------
Jamestown        2002    $    173,994    $         --    $         --    $         --    $    173,994
Equity Fund      2001    $         --    $         --    $  1,691,982    $         --    $  1,691,982
------------------------------------------------------------------------------------------------------
Jamestown
Tax Exempt       2002    $         --    $         --    $         --    $  1,242,501    $  1,242,501
Virginia Fund    2001    $         --    $         --    $         --    $  1,282,459    $  1,282,459
------------------------------------------------------------------------------------------------------
Jamestown
International    2002    $    270,326    $    413,143    $         --    $         --    $    683,469
Equity Fund      2001    $    604,835    $         --    $  8,919,860    $         --    $  9,524,695
------------------------------------------------------------------------------------------------------

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================
The tax character of distributable earnings at March 31, 2002 were as follows:

-----------------------------------------------------------------------------------------------------
                                       Undistributed     Capital         Unrealized         Total
                                         Ordinary          Loss         Appreciation    Distributable
                                          Income      Carryforwards    (Depreciation)      Earnings
-----------------------------------------------------------------------------------------------------
Jamestown Balanced Fund                $     11,317    $         --     $ 14,592,547     $ 14,603,864
-----------------------------------------------------------------------------------------------------
Jamestown Equity Fund                  $      1,902    $    (84,037)    $ 10,060,378     $  9,978,243
-----------------------------------------------------------------------------------------------------
Jamestown Tax Exempt Virginia Fund     $         --    $   (214,527)    $    684,958     $    470,431
-----------------------------------------------------------------------------------------------------
Jamestown International Equity Fund    $         --    $ (4,874,363)    $ (9,573,764)    $(14,448,127)
-----------------------------------------------------------------------------------------------------

Security transactions -- Security transactions are accounted for on trade date. Cost of securities sold is determined on a specific identification basis.

Securities traded on a "to-be-announced" basis -- The Jamestown Balanced Fund occasionally trades securities on a "to-be-announced" (TBA) basis. In a TBA transaction, the Fund has committed to purchase securities for which all specific information is not yet known at the time of the trade, particularly the face amount in mortgage-backed securities transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other portfolio securities.

Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Change in accounting principle - As required, effective April 1, 2001, the Jamestown Balanced Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies (the Guide) and began amortizing premium on debt securities. Prior to April 1, 2001, the Fund did not amortize premiums on debt securities. The cumulative effect of this accounting change had no impact on total net assets of the Fund, but resulted in a $10,695 reduction in the cost of securities and a corresponding $10,695 increase in net unrealized gains and losses, based on securities held by the Fund on April 1, 2001.

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================
The effect of this change during the year ended March 31, 2002 was to decrease net investment income by $103,108, increase net unrealized gains and losses by $12,622, increase net realized gains and losses by $90,486. As a result, the ratio of net investment income to average net assets decreased by 0.10%, the net investment income per share decreased by $0.02 and the net realized and unrealized gains and losses per share increased by $0.02.

Additionally, as required by the Guide, effective April 1, 2001, the Jamestown Balanced Fund began recording paydown gains and losses on mortgage and asset-backed securities as adjustments to interest income. Prior to April 1, 2001, the Fund recorded paydown gains and losses on mortgage and asset-backed securities as realized gains and losses. The effect of this change during the year ended March 31, 2002 was to decrease net investment income by $1,810 and increase net realized gains and losses by $1,810. As a result, the net investment income per share decreased by less than $0.01 and the ratio of net investment income to average net assets decreased by less than 0.01% for the year ended March 31, 2002.

The Jamestown Tax Exempt The Jamestown Tax Exempt Virginia Fund, as required, also adopted the provisions of the Guide and began accreting market discount on debt securities. Prior to April 1, 2001, the Fund did not accrete market discounts on debt securities. The cumulative effect of this accounting change had no impact on total net assets of the Fund, but resulted in a $7,069 increase in the cost of securities and a corresponding $7,069 decrease in net unrealized gains and losses, based on securities held by the Fund on April 1, 2001.

The effect of this change during the year ended March 31, 2002 was to increase net investment income by $11,515, decrease net unrealized gains and losses by $1,299, decrease net realized gains and losses by $10,216. As a result, the ratio of net investment income to average net assets increased by 0.04%, the net investment income per share increased by less than $0.01 and the net realized and unrealized gains and losses per share decreased by less than $0.01.

Federal income tax -- It is each Fund's policy to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================
The following information is based upon the federal income tax cost of investment securities and covered options as of March 31, 2002:

-------------------------------------------------------------------------------------------------------------
                                               JAMESTOWN        JAMESTOWN        JAMESTOWN        JAMESTOWN
                                                BALANCED          EQUITY         TAX EXEMPT     INTERNATIONAL
                                                  FUND             FUND        VIRGINIA FUND     EQUITY FUND
-------------------------------------------------------------------------------------------------------------
Gross unrealized appreciation ............    $ 15,609,849     $ 10,841,744     $    807,688     $  3,856,690
Gross unrealized depreciation ............      (1,017,392)        (781,449)        (122,730)      (5,157,570)
                                              ------------     ------------     ------------     ------------
Net unrealized appreciation (depreciation)    $ 14,592,457     $ 10,060,295     $    684,958     $ (1,300,880)
                                              ============     ============     ============     ============

Federal income tax cost ..................    $ 81,368,771     $ 44,880,443     $ 32,779,432     $ 44,870,955
                                              ============     ============     ============     ============
-------------------------------------------------------------------------------------------------------------

The difference between the federal income tax cost of portfolio investments and the financial statement cost for The Jamestown Balanced Fund and The Jamestown International Equity Fund is due to certain timing differences in the recognition of capital losses under income tax regulations and accounting principles generally accepted in the United States of America.

As of March 31, 2002, The Jamestown Equity Fund, The Jamestown Tax Exempt Virginia Fund and the Jamestown International Equity Fund had capital loss carryforwards for federal income tax purposes of $84,037, $214,527, and $4,874,363, respectively, of which all expire on March 31, 2010. In addition, the Jamestown International Equity Fund had net realized capital losses of $8,272,829 during the period November 1, 2001 through March 31, 2002, which are treated for federal income tax purposes as arising during the Fund's tax year ending March 31, 2003. These capital loss carryforwards and "post-October" losses may be utilized in future years to offset net realized capital gains prior to distributing such gains to shareholders.

The Funds account and report for distributions to shareholders in accordance with the American Institute of Certified Public Accountant's Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital and Return of Capital Distributions by Investment Companies. For the year ended March 31, 2002, The Jamestown International Equity Fund increased net investment loss by $231,461, increased accumulated net realized loss from security transactions by $294,320 and decreased paid-in capital by $62,859 as a result of a net operating loss and other reclassifications. Net assets were not affected by this change.

2.   INVESTMENT TRANSACTIONS

Investment transactions, other than short-term investments, were as follows for the year ended March 31, 2002:

--------------------------------------------------------------------------------------------------
                                       JAMESTOWN        JAMESTOWN      JAMESTOWN       JAMESTOWN
                                        BALANCED         EQUITY        TAX EXEMPT    INTERNATIONAL
                                          FUND            FUND       VIRGINIA FUND    EQUITY FUND
--------------------------------------------------------------------------------------------------
Purchases of investment securities    $ 62,111,123    $ 48,031,044    $ 12,244,147    $ 39,409,350
                                      ============    ============    ============    ============
Proceeds from sales and maturities
   of investment securities ......    $ 71,189,591    $ 50,886,135    $  8,393,974    $ 43,789,814
                                      ============    ============    ============    ============
--------------------------------------------------------------------------------------------------

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================
3.   TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS
The Funds' investments are managed by Lowe, Brockenbrough & Company, Inc. (the Adviser), under the terms of an Investment Advisory Agreement. Under the Investment Advisory Agreement, The Jamestown Balanced Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate of ..65% on its average daily net assets up to $250 million, .60% on the next $250 million of such net assets and .55% on such net assets in excess of $500 million. The Jamestown Equity Fund pays the Adviser a fee at an annual rate of ..65% on its average daily net assets up to $500 million and .55% on such net assets in excess of $500 million. The Jamestown Tax Exempt Virginia Fund pays the Adviser a fee at an annual rate of .40% on its average daily net assets up to $250 million, .35% on the next $250 million of such net assets and .30% on such net assets in excess of $500 million. The Jamestown International Equity Fund pays the Adviser a fee at an annual rate of 1.00% on its average daily net assets. Certain Trustees and officers of the Trust are also officers of the Adviser.

The Adviser currently intends to limit the total operating expenses of The Jamestown International Equity Fund to 1.38% of its average daily net assets. Accordingly, the Adviser voluntarily waived $68,062 of its investment advisory fees for the Fund during the year ended March 31, 2002.

The Adviser retains Oechsle International Advisors, LLC (Oechsle) to provide The Jamestown International Equity Fund with a continuous program of supervision of the Fund's assets, including the composition of its portfolio, and to furnish advice and recommendations with respect to investments, investment policies and the purchase and sale of securities, pursuant to the terms of a Sub-Advisory Agreement. Under the Sub-Advisory Agreement, the Adviser, not the Fund, pays Oechsle a fee in the amount of one-half of the monthly advisory fee received by the Adviser, net of any investment advisory fee waivers.

ADMINISTRATIVE SERVICES AGREEMENT
Under the terms of an Administrative Services Agreement between the Trust and Ultimus Fund Solutions, LLC (Ultimus), Ultimus provides administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services for the Funds. For these services, Ultimus receives a monthly fee from each of The Jamestown Balanced Fund, The Jamestown Equity Fund and The Jamestown Tax Exempt Virginia Fund at an annual rate of .15% on its respective average daily net assets up to $25 million; .125% on the next $25 million of such net assets; and .10% on such net assets in excess of $50 million. From The Jamestown International Equity Fund, Ultimus receives a monthly fee at an annual rate of ..20% on its average daily net assets up to $25 million; .175% on the next $25 million of such net assets; and .15% on such net assets in excess of $50 million. In addition, each Fund pays out-of-pocket expenses including, but not limited to, postage, supplies and costs of pricing the Funds' portfolio securities. Certain officers of the Trust are also officers of Ultimus, or of Ultimus Fund Distributors, LLC, the principal underwriter of each Fund's shares and an affiliate of Ultimus.

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================
4.   DIRECTED BROKERAGE ARRANGEMENT

In order to reduce the total operating expenses of The Jamestown Balanced Fund and The Jamestown Equity Fund, each Fund's custodian fees and a portion of other operating expenses have been paid through an arrangement with a third-party broker-dealer who is compensated through commission trades. Payment of expenses by the broker-dealer is based on a percentage of commissions earned. Expenses reimbursed through the directed brokerage arrangement totaled $28,000 and $25,000 for The Jamestown Balanced Fund and The Jamestown Equity Fund, respectively, for the year ended March 31, 2002.

5.   FOREIGN CURRENCY TRANSLATION

With respect to The Jamestown International Equity Fund, amounts denominated in or expected to settle in foreign currencies are translated into U.S. dollars based on exchange rates on the following basis:

A. The market values of investment securities and other assets and liabilities are translated at the closing rate of exchange each day.

B. Purchases and sales of investment securities and income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions.

C. The Fund does not isolate that portion of the results of operations caused by changes in foreign exchange rates on investments from those caused by changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on investments.

Reported net realized foreign exchange gains or losses arise from 1) purchases and sales of foreign currencies, 2) currency gains or losses realized between the trade and settlement dates on securities transactions and 3) the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Reported net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in exchange rates.

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================
6.   FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

The Jamestown International Equity Fund enters into forward foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific transactions or portfolio positions. The objective of the Fund's foreign currency hedging transactions is to reduce risk that the U.S. dollar value of the Fund's securities denominated in foreign currency will decline in value due to changes in foreign currency exchange rates. All foreign currency exchange contracts are "marked-to-market" daily at the applicable translation rates resulting in unrealized gains or losses. Realized and unrealized gains or losses are included in the Fund's Statement of Assets and Liabilities and Statement of Operations. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

As of March 31, 2002, The Jamestown International Equity Fund had forward foreign currency exchange contracts outstanding as follows:

--------------------------------------------------------------------------------
                                                                 NET UNREALIZED
 SETTLEMENT             TO RECEIVE       INITIAL        MARKET    APPRECIATION
    DATE               (TO DELIVER)       VALUE         VALUE    (DEPRECIATION)
--------------------------------------------------------------------------------
Contracts To Sell ...
   4/2/02               (82,115) GBP    $  117,047    $ 116,932      $  115
                                        ----------    ---------      ------

Contracts To Buy ....
   4/3/02 ...........    49,308  EUR       (43,011)     (43,010)         (1)
   4/4/02 ...........   135,150  EUR      (117,743)    (117,881)        138
   4/2/02 ...........   122,082  GBP      (174,210)    (173,844)       (366)
   4/3/02 ...........   181,510  GBP      (258,616)    (258,421)       (195)
   4/4/02 ...........    95,916  GBP      (136,690)    (136,549)       (141)
   4/1/02 ...........    60,370  SGD       (32,698)     (32,741)         43
   4/2/02 ...........    30,280  SGD       (16,439)     (16,422)        (17)
   4/3/02 ...........    15,237  SGD        (8,285)      (8,264)        (21)
                                        ----------    ---------      ------
Total buy contracts .                     (787,692)    (787,132)       (560)
                                        ----------    ---------      ------

Net contracts .......                   $ (670,645)   $(670,200)     $ (445)
                                        ==========    =========      ======
--------------------------------------------------------------------------------

EUR - Euro Dollar      GBP - British Pound Sterling       SGD - Singapore Dollar

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================
7.   COVERED CALL OPTIONS

A summary of covered call option contracts during the year ended March 31, 2002 is as follows:

---------------------------------------------------------------------------------------------------
                                                  The Jamestown                The Jamestown
                                                  Balanced Fund                 Equity Fund
                                            -------------------------------------------------------
                                             Option          Option        Option          Option
                                            Contracts       Premiums      Contracts       Premiums
---------------------------------------------------------------------------------------------------
Options outstanding at beginning of year           380     $  318,599            256     $  223,224
Options written ........................            --             --             --             --
Options cancelled in a closing purchase
   transaction .........................          (280)      (277,651)          (196)      (198,655)
Options expired ........................          (100)       (40,948)           (60)       (24,569)
                                            ----------     ----------     ----------     ----------

Options outstanding at end of year .....            --     $       --             --     $       --
                                            ==========     ==========     ==========     ==========
---------------------------------------------------------------------------------------------------

THE JAMESTOWN BALANCED FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 2002
================================================================================
  SHARES       COMMON STOCKS -- 60.6%                                  VALUE
--------------------------------------------------------------------------------
               CONSUMER DISCRETIONARY-- 6.9%
      30,400   Home Depot, Inc. ............................       $  1,477,744
      51,900   Mattel, Inc. ................................          1,081,596
      40,000   Target Corporation ..........................          1,724,800
      19,000   Wal-Mart Stores, Inc. .......................          1,164,510
      55,000   Walt Disney Company (The) ...................          1,269,400
                                                                   ------------
                                                                      6,718,050
                                                                   ------------

               CONSUMER STAPLES-- 4.8%
      46,000   Anheuser-Busch Companies, Inc. ..............          2,401,200
      16,000   Kimberly-Clark Corporation ..................          1,034,400
      40,500   SYSCO Corporation ...........................          1,207,710
                                                                   ------------
                                                                      4,643,310
                                                                   ------------
               ENERGY-- 3.1%
      22,100   Anadarko Petroleum Corporation ..............          1,247,324
      19,760   ChevronTexaco Corporation ...................          1,783,735
                                                                   ------------
                                                                      3,031,059
                                                                   ------------

               FINANCIALS-- 13.2%
      12,300   American International Group, Inc. ..........            887,322
      13,700   Bank of America Corporation .................            931,874
      23,500   Capital One Financial Corporation ...........          1,500,475
      51,000   Citigroup, Inc. .............................          2,525,520
      20,000   Fannie Mae ..................................          1,597,600
      21,000   H & R Block, Inc. ...........................            933,450
      38,800   Principal Financial Group, Inc.(a) ..........            981,640
      50,000   Prudential Financial, Inc.(a) ...............          1,552,500
      38,300   Wells Fargo & Company .......................          1,892,020
                                                                   ------------
                                                                     12,802,401
                                                                   ------------

               HEALTHCARE-- 9.4%
      31,500   Anthem, Inc.(a) .............................          1,813,455
      20,000   Johnson & Johnson ...........................          1,299,000
      14,000   Medtronic, Inc. .............................            632,940
      64,075   Pfizer, Inc. ................................          2,546,341
      26,600   Tenet Healthcare Corporation(a) .............          1,782,732
      16,000   Wyeth .......................................          1,050,400
                                                                   ------------
                                                                      9,124,868
                                                                   ------------

               INDUSTRIALS-- 11.2%
      12,300   Automatic Data Processing, Inc. .............            716,721
      95,940   Cendant Corporation(a) ......................          1,842,048
      11,000   First Data Corporation ......................            959,750
      16,000   General Dynamics Corporation ................          1,503,200
      51,900   General Electric Company ....................          1,943,655
      85,000   Norfolk Southern Corporation ................          2,034,900
      56,000   Tyco International Ltd. .....................          1,809,920
                                                                   ------------
                                                                     10,810,194
                                                                   ------------

THE JAMESTOWN BALANCED FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
   SHARES      COMMON STOCKS -- 60.6% (Continued)                      VALUE
--------------------------------------------------------------------------------
               INFORMATION TECHNOLOGY-- 6.3%
      20,000   Affiliated Computer Services, Inc.(a) .......       $  1,122,600
      31,000   Cadence Design Systems, Inc.(a) .............            700,910
      36,000   Cisco Systems, Inc.(a) ......................            609,480
      19,600   Electronic Data Systems Corporation .........          1,136,604
      20,600   Intel Corporation ...........................            626,446
      31,000   Microsoft Corporation (a) ...................          1,869,610
                                                                   ------------
                                                                      6,065,650
                                                                   ------------

               MATERIALS-- 0.8%
      40,100   Pactiv Corporation(a) .......................            802,802
                                                                   ------------

               TELECOMMUNICATION SERVICES-- 3.0%
      27,600   BellSouth Corporation .......................          1,017,336
      27,900   Nokia Corporation - ADR .....................            578,646
      29,000   Verizon Communications, Inc. ................          1,323,850
                                                                   ------------
                                                                      2,919,832
                                                                   ------------
               UTILITIES-- 1.9%
      40,700   El Paso Energy Corporation ..................          1,792,021
                                                                   ------------

               TOTAL COMMON STOCK (Cost $44,775,470) .......       $ 58,710,187
                                                                   ------------

================================================================================
    PAR
   VALUE       U.S. TREASURY OBLIGATIONS -- 4.5%                       VALUE
--------------------------------------------------------------------------------
               U.S. TREASURY NOTES-- 4.2%
$    400,000   6.375%, due 08/15/2002 ......................       $    406,624
   1,500,000   5.75%, due 08/15/2003 .......................          1,552,260
   1,000,000   6.75%, due 05/15/2005 .......................          1,068,750
   1,000,000   7.00%, due 07/15/2006 .......................          1,084,370
                                                                   ------------
                                                                      4,112,004
                                                                   ------------

               U.S. TREASURY INFLATION-PROTECTION NOTES-- 0.3%
     228,866   3.375%, due 01/15/2007 ......................            233,372
                                                                   ------------

               TOTAL TREASURY NOTES (Cost $4,160,901) ......       $  4,345,376
                                                                   ------------

THE JAMESTOWN BALANCED FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
    PAR
   VALUE       U.S. GOVERNMENT AGENCY OBLIGATIONS-- 8.9%               VALUE
--------------------------------------------------------------------------------
               FEDERAL HOME LOAN BANK-- 1.6%
$  1,000,000   5.375%, due 01/05/2004 ......................       $  1,026,870
     500,000   4.125%, due 01/14/2005 ......................            495,625
                                                                   ------------
                                                                      1,522,495
                                                                   ------------

               FEDERAL HOME LOAN MORTGAGE CORPORATION-- 1.6%
   1,500,000   6.625%, due 09/15/2009 ......................          1,569,615
                                                                   ------------

               FEDERAL NATIONAL MORTGAGE ASSOCIATION-- 5.7%
   2,500,000   7.00%, due 07/15/2005 .......................          2,672,275
   1,400,000   6.00%, due 12/15/2005 .......................          1,451,618
   1,250,000   7.25%, due 01/15/2010 .......................          1,354,887
                                                                   ------------
                                                                      5,478,780
                                                                   ------------

               TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
                 (Cost $8,142,135) ........................        $  8,570,890
                                                                   ------------

================================================================================
    PAR
   VALUE       MORTGAGE-BACKED SECURITIES -- 2.7%                      VALUE
--------------------------------------------------------------------------------
               FEDERAL HOME LOAN MORTGAGE CORPORATION - 1.5%
$    452,592   Pool #1471, 7.00%, due 03/15/2008 ...........       $    469,279
     175,000   Pool #1655, 6.50%, due 10/15/2008 ...........            181,014
     786,266   Pool #E00616, 6.00%, due 01/15/2014 .........            789,710
                                                                   ------------
                                                                      1,440,003
                                                                   ------------

               FEDERAL NATIONAL MORTGAGE ASSOCIATION-- 1.2%
     409,178   Series #93-18-PJ, 6.50%, due 12/25/2007 .....            421,069
     781,454   Pool #380512, 6.15%, due 08/01/2008 .........            790,245
                                                                   ------------
                                                                      1,211,314
                                                                   ------------

               TOTAL MORTGAGE-BACKED SECURITIES (Cost $2,596,253)  $  2,651,317
                                                                   ------------

================================================================================
    PAR
   VALUE       ASSET-BACKED SECURITIES -- 1.0%                         VALUE
--------------------------------------------------------------------------------
               STUDENT LOAN MARKETING ASSOCIATION-- 0.4%
$    126,719   Series #97-3-A1, 3.029%, adjustable rate,
                 due 04/25/2006 ............................       $    126,758
     251,487   Series #98-1-A1, 3.139%, adjustable rate,
                 due 01/25/2007 ............................            250,954
                                                                   ------------
                                                                        377,712
                                                                   ------------
               OTHER ASSET-BACKED SECURITIES-- 0.6%
     124,844   Fleetwood Credit Corporation Grantor Trust
                 #95-A-A, 8.45%, due 11/15/2010 ............            125,469
     500,000   MBNA Master Credit Card Trust #98-J-A,
                 5.25%, due 02/15/2006 .....................            507,185
                                                                   ------------
                                                                        632,654
                                                                   ------------

               TOTAL ASSET-BACKED SECURITIES (Cost $984,881)       $  1,010,366
                                                                   ------------

THE JAMESTOWN BALANCED FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
    PAR
   VALUE       CORPORATE BONDS -- 17.3%                                VALUE
--------------------------------------------------------------------------------
               Alcoa, Inc.,
$    500,000     6.50%, due 06/01/2011 .....................       $    505,420
               American Home Products Corporation,
     500,000     7.90%, due 02/15/2005 .....................            539,355
               Anheuser-Busch Companies, Inc.,
     249,000     5.375%, due 09/15/2008 ....................            239,346
               Associates Corporation, N.A.,
     375,000     5.75%, due 11/01/2003 .....................            385,417
               BB&T Corporation,
     325,000     6.50%, due 08/01/2011 .....................            324,490
               Boeing Capital Corporation,
     300,000     7.10%, due 09/27/2005 .....................            310,212
     500,000     5.65%, due 05/15/2006 .....................            494,700
               Burlington Resources, Inc.,
     450,000     6.68%, due 02/15/2011 .....................            446,031
               CVS Corporation,
     250,000     5.625%, due 03/15/2006 ....................            247,322
               Citigroup, Inc.,
     700,000     7.45%, due 06/06/2002 .....................            706,440
     200,000     5.00%, due 03/06/2007 .....................            193,644
               Conoco, Inc.,
     750,000     5.90%, due 04/15/2004 .....................            768,397
               Deutsche Telekom AG,
     500,000     8.00%, due 06/15/2010 .....................            520,260
               Donaldson Lufkin Jenrette, Inc.,
     500,000     6.875%, due 11/1/2005 .....................            520,175
               Dover Corporation,
     345,000     6.50%, due 02/15/2011 .....................            347,018
               Duke Realty L.P. Medium Term Notes,
     390,000     6.75%, due 05/30/2008 .....................            387,430
               ERP Operating L.P.,
     875,000     6.65%, due 11/15/2003 .....................            897,575
               Ford Motor Credit Company,
     250,000     8.00%, due 06/15/2002 .....................            250,895
               FPL Group Capital, Inc.,
     500,000     7.375%, due 06/01/2009 ....................            520,005
               General Electric Capital Corporation,
     420,000     6.52%, due 10/08/2002 .....................            427,858
               Goldman Sachs Group,
     625,000     6.65%, due 05/15/2009 .....................            626,306
               GTE Northwest, Inc.,
     500,000     6.30%, due 06/01/2010 .....................            485,085
               Household Financial Company,
     425,000     6.40%, due 06/17/2008 .....................            415,323
               J.P. Morgan Chase & Company,
     450,000     6.75%, due 02/01/2011 .....................            450,504
               Manitoba (Province of) Medium Term Notes,
     205,000     5.50%, due 10/01/2008 .....................            202,388

THE JAMESTOWN BALANCED FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
    PAR
   VALUE       CORPORATE BONDS -- 17.3% (Continued)                     VALUE
--------------------------------------------------------------------------------
               Marsh & McClennan Companies, Inc.,
$    309,000     6.625%, due 06/15/2004 ....................       $    322,871
               May Department Stores Company,
     510,000     5.95%, due 11/01/2008 .....................            499,448
               Morgan Stanley Dean Witter & Company,
     350,000     6.75%, due 04/15/2011 .....................            351,565
               National City Corporation,
     575,000     7.20%, due 05/15/2005 .....................            606,499
               Norwest Financial, Inc.,
     615,000     5.375%, 09/30/2003 ........................            628,690
               Prologis Trust,
     225,000     7.00%, due 10/01/2003 .....................            230,893
               SBC Communciations, Inc. Medium Term Notes,
     400,000     6.875%, due 08/15/2006 ....................            422,292
               SBC Communciations, Inc.,
     435,000     6.625%, due 11/01/2009 ....................            445,527
               Pepsico, Inc.,
     375,000     4.50%, due 09/15/2004 .....................            374,288
               Pharmacia Corporation,
     250,000     5.75%, due 12/01/2005 .....................            253,913
               Sears Roebuck Acceptance Corporation,
     465,000     6.99%, due 09/30/2002 .....................            472,580
               SunTrust Banks, Inc.,
     300,000     6.00%, due 01/01/2028 .....................            295,659
               Union Camp Corporation,
     630,000     6.50%, due 11/15/2007 .....................            630,214
                                                                   ------------

               TOTAL CORPORATE BONDS (Cost $16,539,872) ....       $ 16,746,035
                                                                   ------------

================================================================================
   SHARES      MONEY MARKET -- 4.1%                                    VALUE
--------------------------------------------------------------------------------
   3,927,057   First American Treasury Obligation Fund -
                 Class S (Cost $3,927,057) .................       $  3,927,057
                                                                   ------------

               TOTAL INVESTMENTS AT VALUE-- 99.1%
                 (Cost $81,126,569) ........................       $ 95,961,228

               OTHER ASSETS IN EXCESS OF LIABILITIES-- 0.9%             862,983
                                                                   ------------

               NET ASSETS-- 100.0% .........................       $ 96,824,211
                                                                   ============

(a)  Non-income producing security.

See accompanying notes to financial statements.

THE JAMESTOWN EQUITY FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 2002
================================================================================
                                                                      MARKET
   SHARES      COMMON STOCKS -- 91.2%                                  VALUE
--------------------------------------------------------------------------------
               CONSUMER DISCRETIONARY-- 10.6%
      26,100   Home Depot, Inc. ............................       $  1,268,721
      44,900   Mattel, Inc. ................................            935,716
      35,000   Target Corporation ..........................          1,509,200
      16,000   Wal-Mart Stores, Inc. .......................            980,640
      47,000   Walt Disney Company (The) ...................          1,084,760
                                                                   ------------
                                                                      5,779,037
                                                                   ------------

               CONSUMER STAPLES-- 7.4%
      40,000   Anheuser-Busch Companies, Inc. ..............          2,088,000
      14,000   Kimberly-Clark Corporation ..................            905,100
      35,800   SYSCO Corporation ...........................          1,067,556
                                                                   ------------
                                                                      4,060,656
                                                                   ------------

               ENERGY-- 4.6%
      19,600   Anadarko Petroleum Corporation ..............          1,106,224
      16,800   ChevronTexaco Corporation ...................          1,516,536
                                                                   ------------
                                                                      2,622,760
                                                                   ------------
               FINANCIAL-- 19.0%
      12,100   Bank of America Corporation .................            823,042
      20,000   Capital One Financial Corporation ...........          1,277,000
      45,000   Citigroup, Inc. .............................          2,228,400
      17,000   Fannie Mae ..................................          1,357,960
      18,500   H & R Block, Inc. ...........................            822,325
      34,200   Principal Financial Group, Inc.(a) ..........            865,260
      43,000   Prudential Financial, Inc.(a) ...............          1,335,150
      33,900   Wells Fargo & Company .......................          1,674,660
                                                                   ------------
                                                                     10,383,797
                                                                   ------------
               HEALTHCARE-- 14.4%
      28,000   Anthem, Inc.(a) .............................          1,611,960
      18,000   Johnson & Johnson ...........................          1,169,100
      12,200   Medtronic, Inc. .............................            551,562
      54,000   Pfizer, Inc. ................................          2,145,960
      22,800   Tenet Healthcare Corporation(a) .............          1,528,056
      13,500   Wyeth .......................................            886,275
                                                                   ------------
                                                                      7,892,913
                                                                   ------------
               INDUSTRIALS-- 16.7%
      10,200   Automatic Data Processing, Inc. .............            594,354
      82,000   Cendant Corporation(a) ......................          1,574,400
       9,000   First Data Corporation ......................            785,250
      13,500   General Dynamics Corporation ................          1,268,325
      45,700   General Electric Company ....................          1,711,465
      72,000   Norfolk Southern Corporation ................          1,723,680
      47,000   Tyco International Ltd. .....................          1,519,040
                                                                   ------------
                                                                      9,176,514
                                                                   ------------

THE JAMESTOWN EQUITY FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
                                                                      MARKET
   SHARES      COMMON STOCKS -- 91.2% (Continued)                      VALUE
--------------------------------------------------------------------------------
               INFORMATION TECHNOLOGY-- 9.9%
      18,000   Affiliated Computer Services, Inc.(a) .......       $  1,010,340
      26,500   Cadence Design Systems, Inc.(a) .............            599,165
      31,000   Cisco Systems, Inc.(a) ......................            524,830
      16,600   Electronic Data Systems Corporation .........            962,634
      18,200   Intel Corporation ...........................            553,462
      29,000   Microsoft Corporation(a) ....................          1,748,990
                                                                   ------------
                                                                      5,399,421
                                                                   ------------

               MATERIALS-- 1.3%
      34,300   Pactiv Corporation(a) .......................            686,686
                                                                   ------------

               TELECOMMUNICATION SERVICES-- 4.5%
      23,400   BellSouth Corporation .......................            862,524
      24,900   Nokia Corporation - ADR .....................            516,426
      24,000   Verizon Communications, Inc. ................          1,095,600
                                                                   ------------
                                                                      2,474,550
                                                                   ------------
               UTILITIES-- 2.8%
      34,700   El Paso Energy Corporation ..................          1,527,841
                                                                   ------------

               TOTAL COMMON STOCKS-- 91.2% (Cost $39,943,880)      $ 50,004,175
                                                                   ------------

================================================================================
               MONEY MARKETS-- 9.0%
--------------------------------------------------------------------------------
   4,936,563   First American Treasury Obligation Fund -
                 Class S (Cost $4,936,563) .................       $  4,936,563
                                                                   ------------


               TOTAL INVESTMENTS AT VALUE-- 100.2%
                 (Cost $44,880,443) ........................       $ 54,940,738

               LIABILITIES IN EXCESS OF OTHER ASSETS-- (0.2%)          (133,568)
                                                                   ------------

               NET ASSETS-- 100.0% .........................       $ 54,807,170
                                                                   ============

(a)  Non-income producing security.

See accompanying notes to financial statements.

THE JAMESTOWN TAX EXEMPT VIRGINIA FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 2002
================================================================================
    PAR        VIRGINIA FIXED RATE REVENUE AND GENERAL
   VALUE       OBLIGATION (GO) BONDS-- 97.0%                           VALUE
--------------------------------------------------------------------------------
               Albermarle Co., Virginia, Industrial Dev.
                 Authority, Health Serv., Revenue,
$    800,000     2.25%, floating rate, due 10/01/2022 ......       $    800,000
               Arlington Co., Virginia, GO,
     990,000     5.40%, due 06/01/2014, prerefunded 06/01/2005        1,018,779
               Chesapeake Bay Bridge and Tunnel,
                 Commonwealth, Virginia, Revenue,
   1,000,000     5.70%, due 07/01/2008 .....................          1,085,960
               Chesapeake, Virginia, GO,
   1,000,000     5.50%, due 05/01/2011, prerefunded 05/01/2005        1,073,000
               Chesterfield Co., Virginia, GO,
      85,000     6.25%, due 07/15/2005 .....................             87,508
   1,000,000     4.75%, due 01/01/2013 .....................          1,009,460
               Fairfax Co., Virginia, GO,
     210,000     5.60%, due 05/01/2003 .....................            211,690
               Greater Richmond, Virginia, Convention Center
                 Authority, Revenue,
     550,000     5.50%, due 06/15/2008 .....................            580,399
               Hampton, Virginia, GO,
   1,000,000     5.50%, due 02/01/2012 .....................          1,078,750
               Hanover Co., Virginia, Industrial Dev.
                 Authority, Revenue,
   1,000,000     6.50%, due 08/15/2009 .....................          1,127,030
     165,000     6.25%, due 10/01/2011 .....................            168,881
   1,000,000     5.125%, due 07/15/2013 ....................          1,039,970
               Henrico Co., Virginia, Economic Dev.
                 Authority, Revenue,
   1,000,000     5.50%, due 11/01/2008 .....................          1,073,540
               Medical College of Virginia Hospitals
                 Authority, Revenue,
     700,000     5.00%, due 07/01/2013 .....................            713,223
               Newport News, Virginia, GO,
   1,000,000     5.625%, due 07/01/2014, prerefunded 07/01/2007       1,058,790
               Norfolk, Virginia, Industrial Dev.
                 Authority, Revenue,
   1,000,000     6.50%, due 11/01/2013, prerefunded 11/01/2006        1,077,730
               Norfolk, Virginia, GO,
     500,000     5.25%, due 06/01/2008, prerefunded 06/01/2005          522,035
     300,000     5.75%, due 06/01/2011 .....................            322,911
               Norfolk, Virginia, Water, Revenue,
   1,000,000     5.00%, due 11/01/2016 .....................          1,004,490
               Pamunkey, Virginia, Regional Jail Authority,
                 Jail Facility, Revenue,
   1,000,000     5.70%, due 01/01/2010 .....................          1,064,510
               Pocahontas Parkway Assoc., Virginia Toll
                 Road, Revenue,
     450,000     5.00%, due 08/15/2005 .....................            421,231
               Portsmouth, Virginia, GO,
     800,000     5.00%, due 08/01/2017 .....................            799,944
               Prince William Co., Virginia, Park Authority, Revenue,
     250,000     6.10%, due 10/15/2004 .....................            268,008
               Richmond, Virginia, GO,
   1,000,000     5.45%, due 01/15/2008 .....................          1,067,900
               Richmond, Virginia, Metropolitan Authority,
                 Expressway, Revenue,
     500,000     6.05%, due 07/15/2005 .....................            515,955
               Riverside, Virginia, Regional Jail Authority, Revenue,
     455,000     5.625%, due 07/01/2007 ....................            484,766

THE JAMESTOWN TAX EXEMPT VIRGINIA FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
    PAR        VIRGINIA FIXED RATE REVENUE AND GENERAL
   VALUE       OBLIGATION (GO) BONDS-- 97.0% (Continued)               VALUE
--------------------------------------------------------------------------------
               Roanoke, Virginia, GO,
$  1,000,000     5.00%, due 08/01/2009, prerefunded 08/01/2008     $  1,043,510
               Southeastern Public Service Authority,
                 Virginia, Revenue,
   1,000,000     5.00%, due 07/01/2015 .....................          1,017,410
               Suffolk, Virginia, GO,
   1,000,000     5.00%, due 12/01/2015, prerefunded 12/01/2009        1,013,290
     350,000     5.80%, due 06/01/2011 .....................            374,178
               University of Richmond, Revenue,
   1,000,000     5.25%, due 06/01/2012 .....................          1,054,020
               Upper Occoquan, Virginia, Sewer Authority, Revenue,
     700,000     5.00%, due 07/01/2015 .....................            701,813
               Virginia Beach, Virginia, GO,
   1,000,000     5.25%, due 08/01/2010 .....................          1,059,250
               Virginia College Building Authority, Educational
                 Facilities, Revenue,
   1,000,000     5.55%, due 11/01/2019 .....................          1,060,270
               Virginia Commonwealth Transportation Board, Revenue,
     850,000     7.25%, due 05/15/2020, prerefunded 05/15/2007          975,349
               Virginia Residential Authority, Revenue,
     500,000     5.50%, due 05/01/2017, prerefunded 05/01/2010          519,915
               Virginia State, GO,
   1,000,000     5.375%, due 06/01/2003 ....................          1,035,870
               Virginia State Housing Dev. Authority,
                 Commonwealth Mortgage, Revenue,
   1,000,000     6.05%, due 01/01/2013 .....................          1,047,280
               Virginia State Housing Dev. Authority,
                 Multi-Family, Revenue,
     150,000     6.60%, due 11/01/2012 .....................            156,618
     150,000     6.30%, due 11/01/2015 .....................            154,720
               Virginia State Public Building Authority, Revenue,
     900,000     6.00%, due 08/01/2003 .....................            919,125
               Virginia State Public School Authority, Revenue,
   1,000,000     5.25%, due 08/01/2009 .....................          1,061,150
                                                                   ------------

               TOTAL VIRGINIA FIXED RATE REVENUE AND GENERAL
               OBLIGATION (GO) BONDS (Cost $32,193,638)            $ 32,870,228
                                                                   ------------

================================================================================
   SHARES      MONEY MARKET-- 1.7%
--------------------------------------------------------------------------------
     594,162   First American Tax Free Obligation Fund -
                 Class S (Cost $594,162) ...................       $    594,162
                                                                   ------------

               TOTAL INVESTMENTS AT VALUE-- 98.7%
                 (Cost $32,787,800) ........................       $ 33,464,390

               OTHER ASSETS IN EXCESS OF LIABILITIES-- 1.3%             431,752
                                                                   ------------

               NET ASSETS-- 100.0% .........................       $ 33,896,142
                                                                   ============

See accompanying notes to financial statements.

THE JAMESTOWN INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 2002
================================================================================
   SHARES      COMMON STOCKS -- 99.0%                                  VALUE
--------------------------------------------------------------------------------
               AUSTRALIA-- 1.7%
     119,699   BHP Billiton Ltd. ...........................       $    728,270
                                                                   ------------
               FINLAND-- 2.4%
      31,033   Nokia Oyj ...................................            655,983
      32,417   Stora Enso Oyj ..............................            410,069
                                                                   ------------
                                                                      1,066,052
                                                                   ------------
               FRANCE-- 15.8%
      12,152   Accor SA ....................................            487,665
      15,753   Aventis SA ..................................          1,088,439
       4,040   Compagnie De Saint-Gobain ...................            659,433
      34,365   European Aeronautic Defence and Space Company            484,477
      11,944   LVMH Moet Hennessy Louis Vuitton SA .........            608,525
       8,619   Sanofi-Synthelabo SA ........................            553,414
       8,890   Schneider Electric SA .......................            449,827
      21,460   Suez SA .....................................            606,958
       5,043   Total Fina Elf ..............................            778,714
      13,870   Valeo SA ....................................            615,899
      16,183   Vivendi Universal SA ........................            629,382
                                                                   ------------
                                                                      6,962,733
                                                                   ------------
               GERMANY-- 8.3%
       3,695   Allianz AG ..................................            873,573
       2,423   Muenchener Reuckversicherungs-Gesellschaft AG            602,440
       4,885   SAP AG ......................................            741,531
      14,552   Siemens AG ..................................            952,137
       9,170   Volkswagon AG ...............................            479,995
                                                                   ------------
                                                                      3,649,676
                                                                   ------------
               HONG KONG-- 3.7%
     187,500   China Mobile (Hong Kong) Ltd.(a) ............            579,342
      69,100   Hutchison Whampoa Ltd. ......................            609,070
      59,000   Sun Hung Kai Properties Ltd. ................            448,185
                                                                   ------------
                                                                      1,636,597
                                                                   ------------
               ITALY-- 3.7%
      61,094   ENI SpA .....................................            895,413
      87,876   Mediaset SpA ................................            755,131
                                                                   ------------
                                                                      1,650,544
                                                                   ------------
               JAPAN-- 21.5%
      69,000   Bridgestone Corporation .....................            937,111
      19,000   Cannon, Inc. ................................            705,323
      21,510   Kao Corporation .............................            400,873
      69,000   Matsushita Electric Industrial Company Ltd. .            841,317
       9,500   Murata Manufacturing Company Ltd. ...........            609,273
     195,000   Nissan Motor Company Ltd. ...................          1,409,514
      28,000   Nomura Holdings, Inc. .......................            363,165
       4,300   Orix Corporation ............................            322,496
       5,540   Rohm Company ................................            831,826
      91,000   Sharp Corporation ...........................          1,200,196

THE JAMESTOWN INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
   SHARES      COMMON STOCKS -- 99.0% (Continued)                      VALUE
--------------------------------------------------------------------------------
               JAPAN-- 21.5% (Continued)
      18,600   Shin-Etsu Chemical Company Ltd. .............       $    787,309
      14,900   Tokyo Electron Ltd. .........................          1,035,417
                                                                   ------------
                                                                      9,443,820
                                                                   ------------
               KOREA-- 5.1%
      12,367   Pohang Iron & Steel Company Ltd. - ADR ......            323,397
       1,688   Pohang Iron & Steel Company Ltd. ............            175,548
       3,662   Samsung Electronics Company Ltd - GDR .......            493,299
       2,975   Samsung Electronics Company Ltd .............            801,509
      18,692   SK Telecom Company Ltd - ADR ................            459,823
                                                                   ------------
                                                                      2,253,576
                                                                   ------------
               LUXEMBOURG-- 1.0%
      34,319   Arcelor NPV .................................            452,092
                                                                   ------------

               NETHERLANDS-- 10.1%
       6,590   Gucci Group NV - ADR ........................            609,707
      33,914   KPN NA ......................................            173,673
      34,686   Koninklijke KPN NV ..........................            177,627
      31,197   Philips Electronics NV ......................            951,753
      11,884   Unilever NV - CVA ...........................            682,188
      31,681   VNU NV ......................................          1,006,041
      39,027   Wolters Kluwer NV ...........................            817,132
                                                                   ------------
                                                                      4,418,121
                                                                   ------------
               SINGAPORE-- 0.2%
      13,000   United Overseas Bank Ltd. ...................            107,164
                                                                   ------------

               SPAIN-- 1.3%
      49,959   Telefonica SA(a) ............................            560,053
                                                                   ------------

               SWITZERLAND-- 3.6%
      22,892   Credit Suisse Group .........................            867,740
       9,083   Roche Holding AG(a) .........................            706,150
                                                                   ------------
                                                                      1,573,890
                                                                   ------------

               TAIWAN-- 2.4%
      22,351   Taiwan Semiconductor Manufacturing
                 Company Ltd - ADR(a) ......................            463,783
      55,643   United Microelectronics Corporation - ADR(a)             592,598
                                                                   ------------
                                                                      1,056,381
                                                                   ------------

               TURKEY-- 0.1%
       1,676   Turkcell Iletisim Hizmetleri AS - ADR(a) ....             27,235
                                                                   ------------

               UNITED KINGDOM-- 18.1%
      18,424   Astrazeneca PLC .............................            914,055
      48,955   BAA PLC .....................................            441,974
     229,260   Bae Systems PLC .............................          1,093,662
      33,311   British Sky Broadcasting Group PLC ..........            394,658
     197,881   BT Group PLC ................................            788,991
      18,305   GlaxoSmithKline PLC .........................            430,355
      52,597   HSBC Holdings PLC ...........................            608,173
      24,686   Imperial Tobacco PLC ........................            407,245

THE JAMESTOWN INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
   SHARES      COMMON STOCKS -- 99.0% (Continued)                      VALUE
--------------------------------------------------------------------------------
               UNITED KINGDOM-- 18.1%(Continued)
      94,963   Marks & Spencer Group PLC ...................       $    524,681
     152,039   Reed International PLC ......................          1,472,224
     491,358   Vodafone Group PLC ..........................            907,853
                                                                   ------------
                                                                      7,983,871
                                                                   ------------

               TOTAL COMMON STOCK (Cost $43,847,069)               $ 43,570,075

               OTHER ASSETS IN EXCESS OF LIABILITIES-- 1.0%             451,826
                                                                   ------------

               NET ASSETS-- 100.0%                                 $ 44,021,901
                                                                   ============

(a)  Non-income producing security.

See accompanying notes to financial statements.

REPORT OF INDEPENDENT CERTIFIED PUBLIC
ACCOUNTANTS
================================================================================

To the Shareholders and Board of Trustees
The Williamsburg Investment Trust
Cincinnati, Ohio

     We have audited the accompanying statements of assets and liabilities of The Jamestown Balanced Fund, The Jamestown Equity Fund, The Jamestown Tax Exempt Virginia Fund and The Jamestown International Equity Fund (each a series of The Williamsburg Investment Trust), including the portfolios of investments, as of March 31, 2002, and the related statements of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2002 by correspondence with the custodian and brokers. Where brokers have not replied to our confirmation requests, we have carried out other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of The Jamestown Balanced Fund, The Jamestown Equity Fund, The Jamestown Tax Exempt Virginia Fund and The Jamestown International Equity Fund as of March 31, 2002, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                                     Tait, Weller & Baker

Philadelphia, Pennsylvania
April 26, 2002

BOARD OF TRUSTEES AND EXECUTIVE OFFICERS
(UNAUDITED)
================================================================================
Overall responsibility for management of the Funds rests with the Board of Trustees. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement or removal. The Trustees, in turn, elect the officers of the Funds to actively supervise its day-to-day operations. The officers have been elected for an annual term. The following are the Trustees and executive officers of the Funds:

                                                                           POSITION HELD                 LENGTH OF
TRUSTEE                       ADDRESS                            AGE       WITH THE TRUST                TIME SERVED
-----------------------------------------------------------------------------------------------------------------------------
*John T. Bruce                800 Main Street                    49        Chairman and Trustee          Since September 1988
                              Lynchburg, VA
-----------------------------------------------------------------------------------------------------------------------------
*Austin Brockenbrough III     1802 Bayberry Court                65        Trustee and Vice President    Since September 1988
                              Suite 400, Richmond, VA
-----------------------------------------------------------------------------------------------------------------------------
*Charles M. Caravati, Jr.     931 Broad Street Road              65        Trustee                       Since June 1991
                              Manakin-Sabot, VA
-----------------------------------------------------------------------------------------------------------------------------
J. Finley Lee                 200 Westminster Drive              62        Trustee                       Since September 1988
                              Chapel Hill, NC
-----------------------------------------------------------------------------------------------------------------------------
*Richard Mitchell             150 Government Street              52        Trustee                       Since June 1991
                              Mobile, AL
-----------------------------------------------------------------------------------------------------------------------------
Richard L. Morrill            G19 Boatright Library              62       Trustee                        Since March 1993
                              Richmond, VA
-----------------------------------------------------------------------------------------------------------------------------
Harris V. Morrissette         100 Jacintoport Boulevard          42       Trustee                        Since March 1993
                              Saraland, AL
-----------------------------------------------------------------------------------------------------------------------------
Erwin H. Will, Jr.            47 Willway Avenue                  69       Trustee                        Since July 1997
                              Richmond, VA
-----------------------------------------------------------------------------------------------------------------------------
Samuel B. Witt III            2300 Clarendon Boulevard           66        Trustee                       Since November 1988
                              Suite 407, Arlington, VA
-----------------------------------------------------------------------------------------------------------------------------
Charles M. Caravati III       1802 Bayberry Court                37        President, Jamestown          Since January 1996
                              Suite 400, Richmond, VA                      Balanced Fund, Equity
                                                                           Fund and International
                                                                           Equity Fund
-----------------------------------------------------------------------------------------------------------------------------
Beth Ann Gustafson            1802 Bayberry Court                44        President, Jamestown Tax      Since March 1995
                              Suite 400, Richmond, VA                      Exempt Virginia Fund
-----------------------------------------------------------------------------------------------------------------------------
Lawrence B. Whitlock, Jr.     1802 Bayberry Court, Suite 400     54        Vice President, Jamestown     Since February 2002
                              Richmond, VA                                 Balanced Fund and Equity
                                                                           Fund
-----------------------------------------------------------------------------------------------------------------------------
Connie R. Taylor              1802 Bayberry Court, Suite 400     52        Vice President, Jamestown     Since March 1993
                              Richmond, VA                                 Balanced Fund and Equity
                                                                           Fund
-----------------------------------------------------------------------------------------------------------------------------
Robert G. Dorsey              135 Merchant Street, Suite 230     45        Vice President                Since November 2000
                              Cincinnati, OH
-----------------------------------------------------------------------------------------------------------------------------
Mark J. Seger                 135 Merchant Street, Suite 230     40        Treasurer                     Since November 2000
                              Cincinnati, OH
-----------------------------------------------------------------------------------------------------------------------------
John F. Splain                135 Merchant Street, Suite 230     45        Secretary                     Since November 2000
                              Cincinnati, OH
-----------------------------------------------------------------------------------------------------------------------------

*Messrs. Bruce, Brockenbrough, Caravati and Mitchell are "interested persons" of the Trust within the meaning of Section 2(a)(19) of the Investment Company Act of 1940. Charles M. Caravati, Jr. is the father of Charles M. Caravati III.

BOARD OF TRUSTEES AND EXECUTIVE OFFICERS
(UNAUDITED) (CONTINUED)
================================================================================
Each Trustee oversees ten portfolios of the Trust, including the Funds. The principal occupations of the Trustees and executive officers of the Fund during the past five years and public directorships held by the Trustees are set forth below:

John T. Bruce is a Principal of Flippin, Bruce & Porter, Inc. (an investment advisory firm).

Austin Brockenbrough III is President and Managing Director of the Adviser. He is a member of the Board of Directors of Tredegar Industries, Inc. (a plastics manufacturer) and Wilkinson O'Grady & Co., Inc. (a global asset manager). In addition, he is a member of the Board of Trustees for the University of Richmond.

Charles M. Caravati, Jr. is a retired physician. He is also the retired President of Dermatology Associates of Virginia, P.C.

J. Finley Lee is a financial consultant and the Julian Price Professor Emeritus at the University of North Carolina. In addition, he is a member of the Board of Trustees of the Albemarle Investment Trust (a registered investment company).

Richard Mitchell is a Principal of T. Leavell & Associates, Inc. (an investment advisory firm).

Richard L. Morrill is the Chancellor of the University of Richmond. He is also a member of the Board of Directors of Tredegar Industries, Inc. and Albemarle Corporation (a manufacturer of polymers and chemicals).

Harris V. Morrissette is President of Marshall Biscuit Co., Inc. He is a member of the Board of Directors of BancTrust Financial Group, Inc. (a bank holding company) and EnergySouth, Inc. In addition, he is Chairman of Azalea Aviation, Inc. (an airplane fueling company).

Erwin H. Will, Jr. is retired. Until December 31, 2001, he was the Managing Director of Equities of Virginia Retirement System.

Samuel B. Witt III is Senior Vice President and General Counsel of Stateside Associates, Inc. He is also a member of the Board of Directors of The Swiss Helvetia Fund, Inc. (a closed-end investment company).

Charles M. Caravati III is a Managing Director of the Adviser.

Beth Ann Gustafson is Vice President and a Portfolio Manager of the Adviser.

Lawrence B. Whitlock, Jr. is a Managing Director of the Adviser.

Connie R. Taylor is an Administrator of the Adviser.

Robert G. Dorsey is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC. Prior to March 1999, he was President of Countrywide Fund Services, Inc. (a mutual fund services company).

BOARD OF TRUSTEES AND EXECUTIVE OFFICERS
(UNAUDITED) (CONTINUED)
================================================================================
Mark J. Seger is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC. Prior to March 1999, he was First Vice President of Countrywide Fund Services, Inc.

John F. Splain is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC. Prior to March 1999, he was First Vice President and Secretary of Countrywide Fund Services, Inc. and affiliated companies.

FEDERAL TAX INFORMATION (UNAUDITED)
================================================================================
In accordance with federal tax requirements, the following provides shareholders with information concerning distributions from net realized gains made by the Funds during the year ended March 31, 2002. On March 28, 2002, the Jamestown Balanced Fund declared and paid a long-term capital gain distribution of $0.2341 per share. As required by federal regulations, shareholders will receive notification of their portion of the Fund's taxable gain distribution, if any, paid during the 2002 calendar year early in 2003.

In accordance with federal tax requirements, The Jamestown Tax Exempt Virginia Fund designates its respective dividends paid from net investment income during the year ended March 31, 2002 as "exempt-interest dividends."

                       THIS PAGE INTENTIONALLY LEFT BLANK

================================================================================

                     THE JAMESTOWN FUNDS

                     INVESTMENT ADVISER
                     Lowe, Brockenbrough & Company, Inc.
                     1802 Bayberry Court
                     Suite 400
                     Richmond, Virginia 23226
                     www.jamestownfunds.com

                     ADMINISTRATOR
                     Ultimus Fund Solutions, LLC
                     P.O. Box 46707
                     Cincinnati, Ohio 45246-0707
                     (Toll-Free) 1-866-738-1126

                     INDEPENDENT AUDITORS
                     Tait, Weller & Baker
                     Eight Penn Center Plaza, Suite 800
                     Philadelphia, Pennsylvania 19103

                     LEGAL COUNSEL
                     Sullivan & Worcester LLP
                     One Post Office Square
                     Boston, Massachusetts 02109

                     BOARD OF TRUSTEES
                     Austin Brockenbrough, III
                     John T. Bruce
                     Charles M. Caravati, Jr.
                     J. Finley Lee, Jr.
                     Richard Mitchell
                     Richard L. Morrill
                     Harris V. Morrissette
                     Erwin H. Will, Jr.
                     Samuel B. Witt, III

================================================================================

                       STATEMENT OF ADDITIONAL INFORMATION


                                  THE JAMESTOWN
                            INTERNATIONAL EQUITY FUND

                                 AUGUST 1, 2002


                                   A SERIES OF
                          WILLIAMSBURG INVESTMENT TRUST
                         135 MERCHANT STREET, SUITE 230
                             CINCINNATI, OHIO 45246
                            TELEPHONE 1-866-738-1126


                                TABLE OF CONTENTS

FUND OBJECTIVE, INVESTMENTS, STRATEGIES AND RISKS ...........................  2
DESCRIPTION OF BOND RATINGS .................................................  9
INVESTMENT LIMITATIONS ...................................................... 11
TRUSTEES AND OFFICERS ....................................................... 13

PRINCIPAL HOLDERS OF FUND SHARES ............................................ 17
INVESTMENT ADVISER AND SUB-ADVISOR .......................................... 17

ADMINISTRATOR ............................................................... 20
DISTRIBUTOR ................................................................. 20
OTHER SERVICES .............................................................. 21
BROKERAGE ................................................................... 21
SPECIAL SHAREHOLDER SERVICES ................................................ 22
PURCHASE OF SHARES .......................................................... 23
REDEMPTION OF SHARES ........................................................ 24
NET ASSET VALUE DETERMINATION ............................................... 25
ALLOCATION OF TRUST EXPENSES ................................................ 25
ADDITIONAL TAX INFORMATION .................................................. 25
CAPITAL SHARES AND VOTING ................................................... 28
CALCULATION OF PERFORMANCE DATA ............................................. 29
FINANCIAL STATEMENTS AND REPORTS ............................................ 32

This Statement of Additional Information is not a prospectus and should only be read in conjunction with the Prospectus of The Jamestown Funds dated August 1, 2002. This Statement of Additional Information is incorporated by reference in its entirety into the Prospectus. The Prospectus may be obtained from the Fund, at the address and phone number shown above, at no charge.

                FUND OBJECTIVE, INVESTMENTS, STRATEGIES AND RISKS

The Jamestown International Equity Fund (the "Fund") is a separate investment portfolio of Williamsburg Investment Trust (the "Trust"). The investment objective and principal strategies of the Fund are described in the Prospectus. Supplemental information about these strategies is set forth below. Certain capitalized terms used herein are defined in the Prospectus.

FOREIGN SECURITIES. The Fund will invest primarily in foreign securities, including those traded domestically as American Depository Receipts ("ADRs"). ADRs are receipts typically issued by an American bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. Foreign securities investment presents special considerations not typically associated with investments in domestic securities. Foreign taxes may reduce income. Currency exchange rates and regulations may cause fluctuation in the value of foreign securities. Foreign securities are subject to different regulatory environments than in the United States and, compared to the United States, there may be a lack of uniform accounting, auditing and financial reporting standards, less volume and liquidity and more volatility, less public information, and less regulation of foreign issuers. Countries have been known to expropriate or nationalize assets, and foreign investments may be subject to political, financial or social instability or adverse diplomatic developments. There may be difficulties in obtaining service of process on foreign issuers and difficulties in enforcing judgments with respect to claims under the U.S. securities laws against such issuers. Favorable or unfavorable differences between U.S. and foreign economies could affect foreign securities values. The U.S. Government has, in the past, discouraged certain foreign investments by U.S. investors through taxation or other restrictions and it is possible that such restrictions could be imposed again.

WARRANTS AND RIGHTS. Warrants are essentially options to purchase equity securities at specific prices and are valid for a specific period of time. Prices of warrants do not necessarily move in concert with the prices of the underlying securities. Rights are similar to warrants but generally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

LOANS OF PORTFOLIO SECURITIES. The Fund may lend its portfolio securities; however, the aggregate of portfolio securities loaned will not exceed 25% of the value of the Fund's net assets, measured at the time any such loan is made. Under applicable regulatory requirements (which are subject to change), the loan collateral must, on each business day, at least equal the value of the loaned securities. To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by the Fund if the demand meets the terms of the letter. Such terms and the issuing bank must be satisfactory to the Fund. The Fund receives amounts equal to the interest on loaned securities and also receives one or more of (a) negotiated loan fees, (b) interest on securities used as collateral, or (c) interest on short-term debt securities purchased with such collateral; either type of interest may be shared with the borrower. The
Fund may also pay fees to placing brokers as well as custodian and administrative fees in connection with loans. Fees may only be paid to a placing broker provided that the Trustees determine that the fee paid to the placing broker is reasonable and based solely upon services rendered, that the Trustees separately consider the propriety of any fee shared by the placing broker with the borrower, and that the fees are not used to compensate the Adviser, the Sub-Advisor or any affiliated person of the Trust or an affiliated person of the Adviser, the Sub-Advisor or other affiliated person. The terms of the Fund's loans must meet applicable tests under the Internal Revenue Code and permit the Fund to reacquire loaned securities on five days' notice or in time to vote on any important matter.

U.S. GOVERNMENT SECURITIES. The Fund may invest in debt obligations which are issued or guaranteed by the U.S. Government, its agencies and instrumentalities ("U.S. Government Securities") as described herein. U.S. Government Securities include the following securities: (1) U.S. Treasury obligations of various interest rates, maturities and issue dates, such as U.S. Treasury bills (mature in one year or less), U.S. Treasury notes (mature in one to seven years), and U.S. Treasury bonds (mature in more than seven years), the payments of principal and interest of which are all backed by the full faith and credit of the U.S. Government; (2) obligations issued or guaranteed by U.S. Government agencies or instrumentalities, some of which are backed by the full faith and credit of the U.S. Government, e.g., obligations of the Government National Mortgage Association ("GNMA"), the Farmers Home Administration and the Export Import Bank; some of which do not carry the full faith and credit of the U.S. Government but which are supported by the right of the issuer to borrow from the U.S. Government, e.g., obligations of the Tennessee Valley Authority, the U.S. Postal Service, the Federal National Mortgage Association ("FNMA"), and the Federal Home Loan Mortgage Corporation ("FHLMC"); and some of which are backed only by the credit of the issuer itself, e.g., obligations of the Student Loan Marketing Association, the Federal Home Loan Banks and the Federal Farm Credit Bank; and (3) any of the foregoing purchased subject to repurchase agreements as described herein. The guarantee of the U.S. Government does not extend to the yield or value of U.S. Government Securities or of the Fund's shares.

Obligations of GNMA, FNMA and FHLMC may include direct pass-through "Certificates," representing undivided ownership interests in pools of mortgages. Such Certificates are guaranteed as to payment of principal and interest (but not as to price and yield) by the U.S. Government or the issuing agency. Mortgage Certificates are subject to more rapid prepayment than their stated maturity date would indicate; their rate of prepayment tends to accelerate during periods of declining interest rates and, as a result, the proceeds from such prepayments may be reinvested in instruments which have lower yields. To the extent such securities were purchased at a premium, such prepayments could result in capital losses.

REPURCHASE AGREEMENTS. The Fund may acquire U.S. Government Securities subject to repurchase agreements. A repurchase transaction occurs when, at the time the Fund purchases a security (normally a U.S. Treasury obligation), it also resells it to the vendor (normally a member bank of the Federal Reserve System or a registered Government Securities dealer) and must deliver the security (and/or securities substituted for them under the repurchase agreement) to the vendor on an agreed upon date in the future. Such securities, including any securities so substituted, are referred to as the "Repurchase Securities." The repurchase price exceeds the purchase price by an amount which reflects an agreed upon market interest rate effective for the period of time during which the repurchase agreement is in effect.

The majority of these transactions run day to day and the delivery pursuant to the resale typically will occur within one to five days of the purchase. The Fund's risk is limited to the ability of the vendor to pay the agreed upon sum upon the delivery date; in the event of bankruptcy or other default by the vendor, there may be possible delays and expenses in liquidating the instrument purchased, decline in its value and loss of interest. These risks are minimized when the Fund holds a perfected security interest in the Repurchase Securities and can therefore sell the instrument promptly. Under guidelines issued by the Trustees, the Sub-Advisor will carefully consider the creditworthiness of a vendor during the term of the repurchase agreement. Repurchase agreements are considered as loans collateralized by the Repurchase Securities, such agreements being defined as "loans" under the Investment Company Act of 1940 (the "1940 Act"). The return on such "collateral" may be more or less than that from the repurchase agreement. The market value of the resold securities will be monitored so that the value of the "collateral" is at all times as least equal to the value of the loan, including the accrued interest earned thereon. All Repurchase Securities will be held by the Fund's custodian either directly or through a securities depository. The Fund will not enter into a repurchase agreement which will cause more than 15% of its net assets to be invested in repurchase agreements which extend beyond seven days and other illiquid securities.

SHARES OF OTHER INVESTMENT COMPANIES. The Fund may invest in shares of other investment companies which are generally authorized to invest in securities eligible for purchase by the Fund. To the extent the Fund does so, Fund shareholders would indirectly pay a portion of the operating costs of such investment companies. These costs include management, brokerage, shareholder servicing and other operational expenses. Indirectly, then, shareholders may pay higher operational costs than if they owned the underlying investment companies directly. The Fund does not presently intend to invest more than 10% of its total assets in securities of other investment companies.

DESCRIPTION OF MONEY MARKET INSTRUMENTS. Money market instruments may include U.S. Government Securities or corporate debt obligations (including those subject to repurchase agreements) as described herein, provided that they mature in thirteen months or less from the date of acquisition and are otherwise eligible for purchase by the Fund. Money market instruments also may include Bankers' Acceptances and Certificates of Deposit of domestic branches of U.S. banks, Commercial Paper and Variable Amount Demand Master Notes ("Master Notes"). BANKERS' ACCEPTANCES are time drafts drawn on and "accepted" by a bank, which are the customary means of effecting payment for merchandise sold in import-export transactions and are a source of financing used extensively in international trade. When a bank "accepts" such a time draft, it assumes liability for its payment. When the Fund acquires a Bankers' Acceptance, the bank which "accepted" the time draft is liable for payment of interest and principal when due. The Bankers' Acceptance, therefore, carries the full faith and credit of such bank. A CERTIFICATE OF DEPOSIT ("CD") is an unsecured interest- bearing debt obligation of a bank. CDs acquired by the Fund would generally be in amounts of $100,000 or more. COMMERCIAL PAPER is an unsecured, short term debt obligation of a bank, corporation or other borrower. Commercial Paper maturity generally ranges from two to 270 days and is usually sold on a discounted basis rather than as an interest-bearing instrument. The Fund will invest in Commercial Paper only if it is rated in the highest rating category by any nationally recognized statistical rating organization ("NRSRO") or, if not rated, if the issuer has an outstanding unsecured debt issue rated in the three highest categories by any NRSRO or, if not so rated, is of equivalent quality in the Sub-Advisor's assessment. Commercial Paper may include Master Notes of the same quality. MASTER NOTES are unsecured obligations which are redeemable upon demand of the holder and which permit the investment of fluctuating amounts at varying rates of interest. Master Notes are acquired by the Fund only through the Master Note program of the Fund's custodian, acting as administrator thereof. The Sub-Advisor will monitor, on a continuous basis, the earnings power, cash flow and other liquidity ratios of the issuer of a Master Note held by the Fund.

DEBT SECURITIES. While the Fund intends to invest primarily in equity securities, up to 20% of the Fund's net assets may be invested in convertible bonds and other debt securities. These debt obligations consist of U.S. and foreign government securities and corporate debt securities. The Fund will limit its purchases of debt securities to investment grade obligations. "Investment grade" debt refers to those securities rated within one of the four highest categories by any NRSRO or, if not rated, is of equivalent quality in the Sub-Advisor's assessment. While securities in these categories are generally accepted as being of investment grade, the fourth highest grade is considered to be a medium grade and has speculative characteristics even though it is regarded as having adequate capacity to pay interest and repay principal.

FORWARD COMMITMENT AND WHEN-ISSUED SECURITIES. The Fund may purchase securities on a when-issued basis or for settlement at a future date if the Fund holds sufficient assets to meet the purchase price. In such purchase transactions the Fund will not accrue interest on the purchased security until the actual settlement. Similarly, if a security is sold for a forward date, the Fund will accrue the interest until the settlement of the sale. When-issued security purchases and forward commitments have a higher degree of risk of price movement before settlement due to the extended time period between the execution and settlement of the purchase or sale. As a result, the exposure to the counterparty of the purchase or sale is increased. Although the Fund would generally purchase securities on a forward commitment or when-issued basis with the intention of taking delivery, the Fund may sell such a security prior to the settlement date if the Sub-Advisor felt such action was appropriate. In such a case, the Fund could incur a short-term gain or loss.

BORROWING. The Fund may borrow, temporarily, up to 5% of its total assets for extraordinary or emergency purposes and may increase the limit to 33.3% of its total assets to meet redemption requests which might otherwise require untimely disposition of portfolio holdings. To the extent the Fund borrows for these purposes, the effects of market price fluctuations on portfolio net asset value will be exaggerated. If, while such borrowing is in effect, the value of the Fund's assets declines, the Fund would be forced to liquidate portfolio securities when it is disadvantageous to do so. The Fund would incur interest and other transaction costs in connection with such borrowing. The Fund will not make any additional investments while its outstanding borrowings exceed 5% of the current value of its total assets.

PORTFOLIO TURNOVER. Portfolio turnover will not be a limiting factor when the Adviser deems changes appropriate. By utilizing the approach to investing described herein, it is expected that the Fund's annual portfolio turnover will generally not exceed 100%. Market conditions may dictate, however, a higher rate of portfolio turnover in a particular year. The degree of portfolio activity affects the brokerage costs of the Fund and may have an impact on the total amount of taxable distributions to shareholders.

HEDGING TECHNIQUES
------------------

Unless otherwise indicated, the Fund may invest in the following derivative securities to seek to hedge all or a portion of its assets against market value changes resulting from changes in securities prices and currency fluctuations. Hedging is a means of attempting to offset, or neutralize, the price movement of an investment by making another investment, the price of which should tend to move in the opposite direction from the original investment. The imperfect correlation in price movement between an option and the underlying financial instrument and/or the costs of implementing such an option may limit the effectiveness of the hedging strategy.

WRITING COVERED CALL OPTIONS. The Fund may write covered call options on equity securities or futures contracts to earn premium income, to assure a definite price for a security it has considered selling, or to close out options previously purchased. A call option gives the holder (buyer) the right to purchase a security or futures contract at a specified price (the exercise price) at any time until a certain date (the expiration date). A call option is "covered" if the Fund owns the underlying security subject to the call option at all times during the option period. A covered call writer is required to deposit in escrow the underlying security in accordance with the rules of the exchanges on which the option is traded and the appropriate clearing agency.

The writing of covered call options is a conservative investment technique which the Sub-Advisor believes involves relatively little risk. However, there is no assurance that a closing transaction can be effected at a favorable price. During the option period, the covered call writer has, in return for the premium received, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline.

The Fund may write covered call options if, immediately thereafter, not more than 30% of its net assets would be committed to such transactions. As long as the Securities and Exchange Commission continues to take the position that unlisted options are illiquid securities, the Fund will not commit more than 15% of its net assets to unlisted covered call transactions and other illiquid securities.

WRITING COVERED PUT OPTIONS. The Fund may write covered put options on equity securities and futures contracts to assure a definite price for a security if it is considering acquiring the security at a lower price than the current market price or to close out options previously purchased. A put option gives the holder of the option the right to sell, and the writer has the obligation to buy, the underlying security at the exercise price at any time during the option period. The operation of put options in other respects is substantially identical to that of call options. When the Fund writes a covered put option, it maintains in a segregated account with its Custodian cash or liquid securities in an amount not less than the exercise price at all times while the put option is outstanding.

The risks involved in writing put options include the risk that a closing transaction cannot be effected at a favorable price and the possibility that the price of the underlying security may fall below the exercise price, in which case the Fund may be required to purchase the underlying security at a higher price than the market price of the security at the time the option is exercised. The Fund may not write a put option if, immediately thereafter, more than 25% of its net assets would be committed to such transactions.

FUTURES CONTRACTS. The Fund may buy and sell futures contracts as a hedge to protect the value of the Fund's portfolio against anticipated changes in securities prices and foreign currencies. There are several risks in using futures contracts. One risk is that futures prices could correlate imperfectly with the behavior of cash market prices of the financial instrument being hedged so that even a correct forecast of general price trends may not result in a successful transaction. Another risk is that the Sub-Advisor may be incorrect in its expectation of future prices of the underlying financial instrument. There is also a risk that a secondary market in the obligations that the Fund holds may not exist or may not be adequately liquid to permit the Fund to close out positions when it desires to do so. When buying or selling futures contracts the Fund will be required to segregate cash and/or liquid high-grade debt obligations to meet its obligations under these types of financial instruments. By so doing, the Fund's ability to meet current obligations, to honor redemptions or to operate in a manner consistent with its investment objective may be impaired.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. The value of the Fund's portfolio securities which are invested in non-U.S. dollar denominated instruments as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Fund may incur costs in connection with conversions between various currencies. The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders (usually large commercial banks) and their customers. The Fund will not, however, hold foreign currency except in connection with purchase and sale of foreign portfolio securities.

The Fund will enter into forward foreign currency exchange contracts as described hereafter. When the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to establish the cost or proceeds relative to another currency. The forward contract may be denominated in U.S. dollars or may be a "cross-currency" contract where the forward contract is denominated in a currency other than U.S. dollars. However, this tends to limit potential gains which might result from a positive change in such currency relationships.

The forecasting of a short-term currency market movement is extremely difficult and the successful execution of a short-term hedging strategy is highly uncertain. The Fund may enter into such forward contracts if, as a result, not more than 50% of the value of its total assets would be committed to such contracts. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer term investment decisions made with regard to overall diversification strategies. However, the Trustees believe that it is important to have the flexibility to enter into forward contracts when the Sub-Advisor determines it to be in the best interests of the Fund. The Custodian will segregate cash, U.S. Government obligations or other liquid securities in an amount not less than the value of the Fund's total assets committed to foreign currency exchange contracts entered into under this type of transaction. If the value of the segregated securities declines, additional cash or securities will be added on a daily basis, i.e., "marked to market," so that the segregated amount will not be less than the amount of the Fund's commitments with respect to such contracts.

Generally, the Fund will not enter into a forward foreign currency exchange contract with a term of greater than 90 days. At the maturity of the contract, the Fund may either sell the portfolio security and make delivery of the foreign currency, or may retain the security and terminate the obligation to deliver the foreign currency by purchasing an "offsetting" forward contract with the same currency trader obligating the Fund to purchase, on the same maturity date, the same amount of the foreign currency.

It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of the contract. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver.

If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between entering into a forward contract for the sale of a foreign currency and the date the Fund enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent the price of the currency the Fund has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency the Fund has agreed to purchase exceeds the price of the currency the Fund has agreed to sell.

The Fund's dealings in forward foreign currency exchange contracts will be limited to the transactions described above. The Fund is not required to enter into such transactions with regard to its foreign currency-denominated securities and will not do so unless deemed appropriate by the Sub-Advisor. It should also be realized that this method of protecting the value of the Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities held by the Fund. It simply establishes a rate of exchange which one can achieve at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.

OPTIONS AND FUTURES TRANSACTIONS GENERALLY. Option transactions in which the Fund may engage involve the specific risks described above as well as the following risks: the writer of an option may be assigned an exercise at any time during the option period; disruptions in the markets for underlying instruments could result in losses for options investors; imperfect or no correlation between the option and the securities being hedged; the insolvency of a broker could present risks for the broker's customers; and market imposed restrictions may prohibit the exercise of certain options. In addition, the option activities of the Fund may affect its portfolio turnover rate and the amount of brokerage commissions paid by the Fund. The success of the Fund in using the option strategies described above depends, among other things, on the Sub-Advisor's ability to predict the direction and volatility of price movements in the options, futures contracts and securities markets and the Sub-Advisor's ability to select the proper time, type and duration of the options.

The Fund's ability to establish and close out positions in futures contracts and options will be subject to the existence of a liquid secondary market. Although the Fund generally will purchase or sell only those futures contracts and options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular futures contract or option or at any particular time.

                           DESCRIPTION OF BOND RATINGS

The various ratings used by the NRSROs are described below. A rating by an NRSRO represents the organization's opinion as to the credit quality of the security being traded. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Sub-Advisor believes that the quality of fixed-income securities in which the Fund may invest should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell or hold a security because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one NRSRO, each rating is evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the NRSROs from other sources that they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S BOND RATINGS:

         Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa: Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements that make the long-term risks appear somewhat larger than in Aaa securities.

         A: Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present that suggest a susceptibility to impairment sometime in the future.

         Baa: Bonds rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Moody's applies numerical modifiers (1,2 and 3) with respect to bonds rated Aa, A and Baa. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.

DESCRIPTION OF STANDARD & POOR'S RATINGS GROUP'S BOND RATINGS:

      AAA: Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

      AA: Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

      A: Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

      BBB: Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

DESCRIPTION OF FITCH INVESTORS SERVICE INC.'S BOND RATINGS:

      AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

      AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA.

      A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

      BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within a rating category.

DESCRIPTION OF DUFF & PHELPS CREDIT RATING CO.'S BOND RATINGS:

      AAA: This is the highest rating credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

      AA: Bonds rated AA are considered to be of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

      A: Bonds rated A have average protection factors. However risk factors are more variable and greater in periods of economic stress.

      BBB: Bonds rated BBB have below average protection factors, but are considered sufficient for prudent investment. There is considerable variability in risk during economic cycles.

                             INVESTMENT LIMITATIONS

The Fund has adopted certain fundamental investment limitations designed to reduce the risk of an investment in the Fund. These limitations may not be changed without the affirmative vote of a majority of the outstanding voting shares of the Fund. For purposes of the discussion of these fundamental investment limitations, the term "majority" of the outstanding shares of the Fund means the lesser of (i) 67% of the Fund's outstanding shares represented in person or by proxy at a meeting at which more than 50% of its outstanding shares are represented, or (ii) more than 50% of its outstanding shares.

Under these fundamental limitations, the Fund MAY NOT:

(1) Invest more than 5% of the value of its total assets in the securities of any one corporate issuer or purchase more than 10% of the outstanding voting securities or of any class of securities of any one corporate issuer;


(2) Invest 25% or more of the value of its total assets in any one industry or group of industries (except that securities of the U.S. Government, its agencies and instrumentalities are not subject to these limitations);

(3) Invest in the securities of any issuer if any of the officers or trustees of the Trust or its Adviser or Sub-Advisor who own beneficially more than 1/2 of 1% of the outstanding securities of such issuer together own more than 5% of the outstanding securities of such issuer;

(4) Invest for the purpose of exercising control or management of another issuer;

(5) Invest in interests in real estate, real estate mortgage loans, oil, gas or other mineral exploration or development programs, except that the Fund may invest in the securities of companies (other than those which are not readily marketable) which own or deal in such things, and the Fund may invest in certain mortgage backed securities as described in the Prospectus;

(6) Underwrite securities issued by others, except to the extent the Fund may be deemed to be an underwriter under the federal securities laws in connection with the disposition of portfolio securities;

(7) Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions);

(8) Make short sales of securities or maintain a short position, except short sales "against the box" (A short sale is made by selling a security the Fund does not own. A short sale is "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short.);

(9) Make loans of money or securities, except that the Fund may (a) make loans of its portfolio securities in amounts not in excess of 25% of its net assets, and (b) invest in repurchase agreements;

(10) Issue senior securities, borrow money or pledge its assets, except that it may borrow from banks as a temporary measure (a) for extraordinary or emergency purposes, in amounts not exceeding 5% of the Fund's total assets, or (b) in order to meet redemption requests which might otherwise require untimely disposition of portfolio securities if, immediately after such borrowing, the value of the Fund's assets, including all borrowings then outstanding, less its liabilities (excluding all borrowings), is equal to at least 300% of the aggregate amount of borrowings then outstanding, and may pledge its assets to secure all such borrowings;

(11) Invest in securities of issuers which have a record of less than three years' continuous operation (including predecessors and, in the case of bonds, guarantors);


(12) Invest more than 15% of its net assets in illiquid securities, including repurchase agreements maturing in over seven days, and other securities for which there is no established market or for which market quotations are not readily available; or

(13) Purchase or sell puts, calls options, futures, straddles, commodities, commodities contracts or commodities futures contracts, except as described in the Prospectus and this Statement of Additional Information.

Percentage restrictions stated as an investment policy or investment limitation apply at the time of investment; if a later increase or decrease in percentage beyond the specified limits results from a change in securities values or total assets, it will not be considered a violation. However, in the case of the borrowing limitation (limitation number 10, above), the Fund will, to the extent necessary, reduce its existing borrowings to comply with the limitation.

While the Fund has reserved the right to make short sales "against the box" (limitation number 8, above), the Sub-Advisor has no present intention of engaging in such transactions at this time or during the coming year.

                              TRUSTEES AND OFFICERS

Overall responsibility for management of the Trust rests with the Board of Trustees. The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations. The following is a list of the Trustees and executive officers of the Trust. Each Trustee who is an "interested person" of the Trust, as defined by the 1940 Act, is indicated by an asterisk.


                                                                                                                        Number of
                                                                                                                       Portfolios
                                                                                                                         in Fund
                                             Length of      Position(s)          Principal Occupation(s) During          Complex
Name, Address and Age                     Time Served       Held      with              Past 5 Years and               Overseen by
                                                            Trust               Directorships of Public Companies        Trustee
----------------------------------------- ----------------- ---------------- ---------------------------------------- --------------
*Austin Brockenbrough III (age 65)             Since           Trustee;      President and Managing Director of            10
1802 Bayberry Court, Suite 400             September 1988   Vice President   Lowe, Brockenbrough & Company, Inc.,
Richmond, Virginia 23226                                        of The       Richmond, Virginia; Director of
                                                            Jamestown Funds  Tredegar Industries, Inc. (plastics
                                                                             manufacturer) and Wilkinson O'Grady &
                                                                             Co. Inc. (global asset manager);
                                                                             Trustee of University of Richmond

*John T. Bruce (age 48)                        Since           Chairman      Principal of Flippin, Bruce & Porter,         10
800 Main Street                            September 1988    and Trustee;    Inc, Lynchburg, Virginia
Lynchburg, Virginia 24504                                   Vice President
                                                                of FBP
                                                              Contrarian
                                                              Equity Fund
                                                                and FBP
                                                              Contrarian
                                                             Balanced Fund

*Charles M. Caravati, Jr. (age 65)             Since            Trustee      Retired physician; retired President          10
931 Broad Street Road                        June 1991                       of Dermatology Associates of Virginia,
Manakin-Sabot, Virginia 23103                                                P.C.

*Richard Mitchell (age 53)                     Since           Trustee;      Principal of T. Leavell & Associates,         10
150 Government Street                        June 1991       President of    Inc., Mobile, Alabama
Mobile, Alabama 36602                                       The Government
                                                             Street Funds

Independent Trustees:

J. Finley Lee, Jr. (age 62)                    Since            Trustee      Julian Price Professor Emeritus,              10
200 Westminster Drive                      September 1988                    University of North Carolina; Trustee
Chapel Hill, North Carolina 27514                                            of Albemarle Investment Trust
                                                                             (registered investment company)

Richard L. Morrill (age 63)                    Since            Trustee      Chancellor and Distinguished                  10
G19 Boatwright Library                       March 1993                      University Professor of Ethics and
Richmond, Virginia 23173                                                     Democratic Values at the University of
                                                                             Richmond; Director of Tredegar
                                                                             Industries, Inc. (plastics
                                                                             manufacturer) and Albemarle
                                                                             Corporation (polymers and chemicals
                                                                             manufacturer)

Harris V. Morrissette (age 42)                 Since            Trustee      President of Marshall Biscuit Co.             10
100 Jacintoport Boulevard                    March 1993                      Inc.; Chairman of Azalea Aviation,
Saraland, Alabama 36571                                                      Inc. (airplane fueling); Director of
                                                                             BancTrust Financial Group, Inc. (bank
                                                                             holding company) and EnergySouth, Inc.

Erwin H. Will, Jr. (age 69)                    Since            Trustee      Retired Managing Director of Equities         10
47 Willway Avenue                            July 1997                       of Virginia Retirement Systems (state
Richmond, Virginia 23226                                                     pension fund)

Samuel B. Witt III (age 66)                    Since            Trustee      Senior Vice President and General             10
2300 Clarendon Boulevard, Suite 407        November 1988                     Counsel of Stateside Associates, Inc.
Arlington, Virginia 22201                                                    (state government relations); Director
                                                                             of The Swiss Helvetia Fund, Inc.
                                                                             (closed-end investment company)


Executive Officers:
John P. Ackerly IV (age 39)            Since            Vice President of       First Vice President of Davenport & Company,
One James Center, 901 E. Cary St.   November 1997    The Davenport Equity Fund  LLC, Richmond, Virginia
Richmond, Virginia 23219

Joseph L. Antrim III (age 57)          Since               President of         Executive Vice President of Davenport & Company LLC,
One James Center, 901 E. Cary St.   November 1997    The Davenport Equity Fund  Richmond, Virginia
Richmond, Virginia 23219

Charles M. Caravati III (age 36)       Since               President of         Managing Director of Lowe, Brockenbrough & Company,
1802 Bayberry Court, Suite 400      January 1996     The Jamestown Balanced     Inc., Richmond, Virginia
Richmond, Virginia 23226                              Fund, The Jamestown
                                                        Equity Fund and
                                                         The Jamestown
                                                   International Equity Fund

Robert G. Dorsey (age 45)              Since             Vice President         Managing Director of Ultimus Fund Solutions, LLC (a
135 Merchant Street, Suite 230      November 2000                               registered transfer agent) and Ultimus Fund
Cincinnati, Ohio 45246                                                          Distributors, LLC (a registered broker-dealer);
                                                                                formerly President of Countrywide Fund Services,
                                                                                Inc. (a mutual fund services company

John M. Flippin (age 60)               Since            President of FBP        Principal of Flippin, Bruce & Porter, Inc.,
800 Main Street                     September 1988         Contrarian           Lynchburg, Virginia
Lynchburg, Virginia 24504                              Equity Fund and FBP
                                                      Contrarian Balanced Fund

Beth Ann Gustafson (age 43)            Since              President of          Vice President of Lowe, Brockenbrough & Company,
1802 Bayberry Court, Suite 400      March 1995      The Jamestown Tax Exempt    Inc., Richmond Virginia
Richmond, Virginia 23226                                 Virginia Fund

Timothy S. Healey (age 49)             Since           Vice President of        Principal of T. Leavell & Associates, Inc.,
600 Luckie Drive, Suite 305         January 1995       The Alabama Tax Free     Mobile, Alabama
Birmingham, Alabama 35223                                  Bond Fund

J. Lee Keiger III (age 47)             Since           Vice President of        Senior Vice President of Davenport & Company, LLC,
One James Center, 901 E. Cary St.   November 1997   The Davenport Equity Fund   Richmond, Virginia
Richmond, Virginia 23219

R. Gregory Porter III (age 61)         Since          Vice President of FBP     Principal of Flippin, Bruce & Porter, Inc.,
800 Main Street                     September 1988  Contrarian Equity Fund and  Lynchburg, Virginia
Lynchburg, Virginia 24504                            FBP Contrarian Balanced
                                                             Fund

Mark J. Seger (age 40)                 Since               Treasurer            Managing Director of Ultimus Fund Solutions, LLC
135 Merchant Street, Suite 230      November 2000                               and Ultimus Fund Distributors, LLC; formerly First
Cincinnati, Ohio 45246                                                          Vice President of Countrywide Fund Services, Inc.

John F. Splain  (age 45)               Since              Secretary             Managing Director of Ultimus Fund Solutions, LLC
135 Merchant Street, Suite 230      November 2000                               and Ultimus Fund Distributors, LLC; formerly First
Cincinnati, Ohio 45246                                                          Vice President and Secretary of Countrywide Fund
                                                                                Services, Inc.  and affiliated companies

Connie R. Taylor (age 51)              Since           Vice President of        Account Administrator of Lowe, Brockenbrough &
1802 Bayberry Court, Suite 400      March 1993      The Jamestown Balanced      Company, Inc., Richmond, Virginia
Richmond, Virginia 23226                             Fund and The Jamestown
                                                         Equity Fund

Lawrence B. Whitlock, Jr. (age 54)     Since           Vice President of        Managing Director of Lowe, Brockenbrough & Company,
1802 Bayberry Court, Suite 400      February 2002     The Jamestown Balanced    Inc., Richmond, Virginia
Richmond, Virginia 23226                             Fund and The Jamestown
                                                          Equity Fund

Coleman Wortham III (age 56)           Since           Vice President of        President and Chief Executive Officer of Davenport
One James Center, 901 E. Cary St.   November 1997   The Davenport Equity Fund   & Company, LLC, Richmond, Virginia
Richmond, Virginia 23219

* Austin Brockenbrough III, John T. Bruce and Richard Mitchell, as affiliated persons of investment advisers to the Trust, are "interested persons" of the Trust within the meaning of Section 2(a)(19) of the 1940 Act. Charles
     M. Caravati, Jr. is the father of Charles M. Caravati III, and is an affiliated person of the Trust by virtue of such relationship.

     BOARD COMMITTEES. The Board of Trustees has established the following standing committees. The members of each Committee are J. Finley Lee, Jr., Richard L. Morrill, Harris V. Morrissette, Erwin H. Will, Jr. and Samuel B. Witt III.

     o Audit Committee, which oversees the Trust's accounting and financial reporting policies and the independent audit of its financial statements. The Audit Committee held three meetings during the fiscal year ended March 31, 2002.

     o Nominating Committee, which is responsible for nominating any future Trustees of the Trust who are not "interested persons" of the trust. The Nominating Committee did not meet during the fiscal year ended March 31, 2002. The Audit Committee does not currently consider for nomination candidates proposed by shareholders for election as Trustees.

     TRUSTEES' OWNERSHIP OF FUND SHARES. The following table shows each Trustee's beneficial ownership of shares of the Fund and, on an aggregate basis, of shares of all funds within the complex overseen by the Trustee. Information is provided as December 31, 2001.

                                                                                        Aggregate Dollar
                                                                               Range of Shares of All Registered
                                               Dollar Range of                  Investment Companies Overseen by
                                           Shares of the Fund Owned              Trustee in Family of Investment
Name of Trustee                                   by Trustee                                Companies
-------------------------------------------------------------------------------------------------------------------
Austin Brockenbrough III                        Over $100,000                             Over $100,000
John T. Bruce                                   Over $100,000                             Over $100,000
Charles M. Caravati, Jr.                        Over $100,000                             Over $100,000
Richard Mitchell                                     None                                 Over $100,000
J. Finley Lee, Jr.                             $10,001--$50,000                           Over $100,000
Richard L. Morrill                             $10,001--$50,000                           Over $100,000
Harris V. Morrissette                                None                                 Over $100,000
Erwin H. Will, Jr.                                   None                                 Over $100,000
Samuel B. Witt III                                   None                                  $1--$10,000


         TRUSTEE COMPENSATION. No director, officer or employee of an investment adviser or principal underwriter of the Trust will receive any compensation from the Trust for serving as an officer or Trustee of the Trust. Each Trustee who is not affiliated with an investment adviser or principal underwriter of the Trust receives from the Trust an annual retainer of $8,000, payable quarterly, plus a fee of $1,500 for attendance at each meeting of the Board of Trustees and $1,000 for attendance at each meeting of any committee thereof, plus reimbursement of travel and other expenses incurred in attending meetings. The following table provides compensation amounts paid during the fiscal year ended March 31, 2002 to Trustees who are not affiliated with an investment adviser or principal underwriter of the Trust:


                                 Aggregate          Pension or       Estimated Annual          Total Compensation
                                Compensation        Retirement         Benefits Upon           From the Fund and
Trustee                        From the Fund     Benefits Accrued       Retirement                Fund Complex
-------------------------------------------------------------------------------------------------------------------
Charles M. Caravati, Jr.          $ 1,250              None                None                    $ 12,500
J. Finley Lee, Jr.                  1,700              None                None                      17,000
Richard L. Morrill                  1,700              None                None                      17,000
Harris V. Morrissette               1,700              None                None                      17,000
Erwin H. Will, Jr.                  1,700              None                None                      17,000
Samuel B. Witt III                  1,850              None                None                      18,500

                        PRINCIPAL HOLDERS OF FUND SHARES

As of July 1, 2002, the Trustees and officers of the Trust as a group owned beneficially (i.e., had voting and/or investment power) 7.1% of the then outstanding shares of the Fund.

As of July 1, 2002, Charles Schwab & Co., Inc., 101 Montgomery Street, San Francisco, California 94104, owned of record 15.1% of the then outstanding shares of the Fund; and St. Christopher's School Foundation, Richmond, Virginia 23226, owned of record 5.5% of the then-outstanding shares of the Fund.

                       INVESTMENT ADVISER AND SUB-ADVISOR

Lowe, Brockenbrough & Company, Inc. (the "Adviser") performs management, statistical, portfolio adviser selection and general investment supervisory services for the Fund pursuant to an Investment Advisory Agreement (the "Advisory Agreement"). The Advisory Agreement is effective until February 28, 2003 and will be renewed thereafter for one year periods only so long as such renewal and continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Fund's outstanding voting securities, provided the continuance is also approved by a majority of the Trustees who are not "interested persons" of the Trust or the Adviser by vote cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement is terminable without penalty on sixty days notice by the Board of Trustees of the Trust or by the Adviser. The Advisory Agreement provides that it will terminate automatically in the event of its assignment.


Compensation of the Adviser is at the annual rate of 1.00% of the Fund's average daily net assets. For the fiscal years ended March 31, 2002, 2001 and 2000, the Fund paid the Adviser advisory fees of $446,381 (which was net of voluntary fee waivers of $68,062), $739,110 and $660,974, respectively.

The Adviser, organized as a Virginia corporation in 1970, is controlled by its majority shareholder, Austin Brockenbrough III. In addition to acting as adviser to the Fund, the Adviser serves as investment adviser to three additional investment companies, the subjects of a separate statement of additional information, and also provides investment advice to corporations, trusts, pension and profit sharing plans, other business and institutional accounts, and individuals.

The Adviser supervises the investment program for the Fund and has selected Oechsle International Advisors, LLC to provide the Fund with day-to-day portfolio management services. The Adviser also provides, at its own expense, certain executive officers to the Trust, and pays the entire cost of distributing Fund shares. The Adviser may compensate dealers or others based on sales of shares of the Fund to clients of such dealers or others or based on the average balance of all accounts in the Fund for which such dealers or others are designated as the person responsible for the account.

Oechsle International Advisors, LLC (the "Sub-Advisor") manages the Fund's investments pursuant to a Sub-Advisory Agreement (the "Sub-Advisory Agreement") between the Sub-Advisor, the Adviser and the Trust. The Sub-Advisory Agreement is effective until February 28, 2003 and will be renewed thereafter for one year periods only so long as such renewal and continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Fund's outstanding voting securities, provided the continuance is also approved by a majority of the Trustees who are not "interested persons" of the Trust, the Adviser or the Sub-Advisor by vote cast in person at a meeting called for the purpose of voting on such approval. The Sub-Advisory Agreement is terminable without penalty on sixty days notice by the Board of Trustees of the Trust, by the Adviser or by the Sub-Advisor. The Sub-Advisory Agreement provides that it will terminate automatically in the event of its assignment.

Oechsle Group, LLC is the Member Manager of the Sub-Advisor and owns approximately a 44% interest (on a fully diluted basis) in the Sub-Advisor. The following individuals own a controlling interest in Oechsle Group, LLC: S. Dewey Keesler, Jr., L. Sean Roche, Stephen P. Langer and Warren R. Walker. The management, policies and control of the Sub-Advisor is, subject to certain limitations, invested exclusively in Oechsle Group, LLC. Day-to-day management of the Sub-Advisor is exercised by the Management Committee of Oechsle Group, LLC, which consists of Messrs. Keesler, Roche, Langer, and Walker. Fleet Financial Group, Inc. of Boston, Massachusetts holds approximately a 35% non-voting interest (on a fully diluted basis) in the Sub-Advisor.

Compensation of the Sub-Advisor is paid by the Adviser (not the Fund) in the amount of one-half of the advisory fee (net of any waivers) received by the Adviser. Compensation payable to the Sub-Advisor for the fiscal years ended March 31, 2002, 2001 and 2000 was $223,190, $369,555 and $330,487, respectively.


The Sub-Advisor provides a continuous investment program for the Fund, including investment research and management with respect to all securities, investments, cash and cash equivalents of the Fund. The Sub-Advisor determines what securities and other investments will be purchased, retained or sold by the Fund, and does so in accordance with the investment objective and policies of the Fund as described herein and in the Prospectus. The Sub-Advisor places all securities orders for the Fund, determining with which broker, dealer, or issuer to place the orders. The Sub-Advisor must adhere to the brokerage policies of the Fund in placing all orders, the substance of which policies are that the Sub-Advisor must seek at all times the most favorable price and execution for all securities brokerage transactions.

The   Sub-Advisor   may  determine  from  time  to  time  that  some  investment opportunities are appropriate for certain of its clients and not others, including the Fund, as the Fund has an investment objective that may vary from that of other clients. For these and other reasons, such as differing time horizons, liquidity needs, tax consequences and assessments of general market conditions and of individual securities (including options), Fund investment transactions may or may not vary from decisions made for others by the
Sub-Advisor. It may also occasionally be necessary to allocate limited investment opportunities among the Fund and other clients of the Sub-Advisor, on a fair and equitable basis deemed appropriate by the Sub-Advisor.


In approving the most recent annual continuance of the Advisory Agreement and the Sub-Advisory Agreement, the Trustees considered all information they deemed reasonably necessary to evaluate the terms of the Agreements. The principal areas of review by the Trustees were the nature and quality of the services provided by the Adviser and the Sub-Advisor and the reasonableness of the fees charged for those services. These matters were considered by the Independent Trustees meeting with experienced counsel that is independent of the Adviser and the Sub-Advisor.

The Trustees' evaluation of the quality of the Adviser's and the Sub-Advisor's services took into account their knowledge and experience gained through meetings with and reports of the Adviser's senior management over the course of the preceding year. Both short-term and long-term investment performance of the Fund were considered. The Fund's current and longer-term performance were compared to its performance benchmark and to that of competitive funds and other funds with similar investment objectives. The Trustees also considered the scope and quality of the in-house capabilities of the Adviser and other resources dedicated to performing services for the Fund. The quality of administrative and other services, including the Adviser's role in coordinating the activities of the Fund's other service providers, were considered in light of the Fund's compliance with investment policies and applicable laws and regulations and of related reports by management and the Fund's independent public accountants in periodic meetings with the Trust's Audit Committee. The Trustees also considered the business reputation of the Adviser and the Sub-Advisor and their financial resources.

In  reviewing  the fees  payable  under the  Advisory  Agreement,  the  Trustees compared the fees and overall expense levels of the Fund with those of competitive funds and other funds with similar investment objectives. The Trustees considered information provided by the Adviser concerning the Adviser's profitability with respect to the Fund, including the assumptions and methodology used in preparing the profitability information, in light of applicable case law relating to advisory fees. For these purposes, the Trustees took into account not only the fees paid by the Fund, but also so-called "fallout benefits" to the Adviser and the Sub-Advisor, such as the benefits of research made available to the Adviser and the Sub-Advisor by reason of brokerage commissions generated by the Fund's securities transactions. In evaluating the Fund's advisory fees, the Trustees also took into account the complexity and quality of the investment management of the Fund.

No single factor was considered in isolation or to be determinative to the decision of the Trustees to approve continuance of the Advisory Agreement and the Sub-Advisory Agreement. Rather the Trustees concluded, in light of a weighing and balancing of all factors considered, that it was in the best interest of the Fund to continue the Advisory Agreement and the Sub-Advisory Agreement without modification to their terms, including the fees charged for services thereunder.

                                  ADMINISTRATOR

The Trust retains Ultimus Fund Solutions, LLC (the "Administrator"), 135 Merchant Street, Suite 230, Cincinnati, Ohio 45246, to provide the Fund with administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services. The Administrator maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. The Administrator also provides accounting and pricing services to the Fund and supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services. The Administrator supervises the preparation of tax returns, reports to shareholders of the Fund, reports to and filings with the Securities and Exchange Commission and state securities commissions, and materials for meetings of the Board of Trustees.

For the performance of these services, the Fund pays the Administrator a fee at the annual rate of 0.20% of the average value of its daily net assets up to $25 million, 0.175% of such assets from $25 million to $50 million, and 0.15% of such assets in excess of $50 million. In addition, the Fund pays out-of-pocket expenses, including but not limited to, postage, envelopes, checks, drafts, forms, reports, record storage, communication lines and all costs of external pricing services.

Prior to November 13, 2000, Integrated Fund Services ("Integrated") provided the Fund with administrative, accounting and pricing, dividend disbursing, shareholder servicing and transfer agent services. Integrated is a wholly-owned indirect subsidiary of The Western and Southern Life Insurance Company.


For the fiscal years ended March 31, 2002,  2001 and 2000, the Fund paid fees to
the  Administrator   and/or  Integrated  of  $95,331,   $150,456  and  $147,384,
respectively.


                                   DISTRIBUTOR

Ultimus Fund Distributors, LLC (the "Distributor"), 135 Merchant Street, Suite 230, Cincinnati, Ohio 45246, serves as principal underwriter for the Fund pursuant to a Distribution Agreement. Shares are sold on a continuous basis by the Distributor. The Distributor has agreed to use its best efforts to solicit orders for the sale of Fund shares, but it is not obliged to sell any particular amount of shares. The Distribution Agreement provides that, unless sooner terminated, it will continue in effect so long as such continuance is approved at least annually (i) by the Board of Trustees or a vote of a majority of the outstanding shares, and (ii) by a majority of the Trustees who are not "interested persons" of the Trust or of the Distributor by vote cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement may be terminated by the Fund at any time, without the payment of any penalty, by vote of a majority of the Board of Trustees of the Trust or by vote of a majority of the outstanding shares of the Fund on sixty days written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on sixty days written notice to the Trust. The Distribution Agreement will automatically terminate in the event of its assignment. The Distributor is an affiliate of the

Administrator, and Robert G. Dorsey, Mark J. Seger and John F. Splain are each Managing Directors of the Distributor and officers of the Trust.

                                 OTHER SERVICES

The firm of Tait, Weller & Baker, Eight Penn Center Plaza, Suite 800, Philadelphia, Pennsylvania 19103, has been retained by the Board of Trustees to perform an independent audit of the books and records of the Trust, to review the Fund's federal and state tax returns and to consult with the Trust as to matters of accounting and federal and state income taxation.


The Custodian of the Fund's assets is The Northern Trust Company, 50 South LaSalle Street, Chicago, Illinois 60675. The Custodian holds all cash and securities of the Fund (either in its possession or in its favor through "book entry systems" authorized by the Trustees in accordance with the 1940 Act), collects all income and effects all securities transactions on behalf of the Fund.


                                    BROKERAGE

It is the Fund's practice to seek the best price and execution for all portfolio securities transactions. The Sub-Advisor (subject to the general supervision of the Board of Trustees and the Adviser) directs the execution of the Fund's portfolio transactions.

The Fund's common stock portfolio transactions will normally be exchange traded and will be effected through broker-dealers who will charge brokerage commissions. With respect to securities traded only in the over-the-counter market, orders will be executed on a principal basis with primary market makers in such securities except where better prices or executions may be obtained on an agency basis or by dealing with other than a primary market maker.


For the fiscal years ended March 31, 2002, 2001 and 2000, the total amount of brokerage commissions paid by the Fund was $146,705, $113,932 and $158,247, respectively.


Subject to the requirements of the 1940 Act and procedures adopted by the Board of Trustees, the Fund may execute portfolio transactions through any broker or dealer and pay brokerage commissions to a broker (i) which is an affiliated person of the Trust, or (ii) which is an affiliated person of such person, or
(iii) an affiliated person of which is an affiliated person of the Trust, the Adviser or the Sub-Advisor.

While there is no formula, agreement or undertaking to do so, the Sub-Advisor may allocate a portion of the Fund's brokerage commissions to persons or firms providing the Sub-Advisor and/or the Fund with research services, which may typically include, but are not limited to, investment recommendations, financial, economic, political, fundamental and technical market and interest rate data, and other statistical or research services. Much of the information so obtained may also be used by the Sub-Advisor for the benefit of the other clients it may have. Conversely, the Fund may benefit from such transactions effected for the benefit of other clients. In all cases, the Sub-Advisor is obligated to effect transactions for the Fund based upon obtaining the most favorable price and execution. Factors considered by the Adviser in deter-mining whether the Fund will receive the most favorable price and execution include, among other things: the size of the order, the broker's ability to effect and settle the transaction promptly and efficiently and the Sub-Advisor's perception of the broker's reliability, integrity and financial condition.

CODE OF ETHICS. The Trust, the Adviser, the Sub-Advisor and the Distributor have adopted Codes of Ethics under Rule 17j-1 of the 1940 Act which permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the Fund. The Codes of Ethics adopted by the Trust, the Adviser, the Sub-Advisor and the Distributor are on public file with, and are available from, the SEC.

                          SPECIAL SHAREHOLDER SERVICES

As noted in the Prospectus, the Fund offers the following shareholder services:

REGULAR ACCOUNT. The regular account allows for voluntary investments to be made at any time. Available to individuals, custodians, corporations, trusts, estates, corporate retirement plans and others, investors are free to make additions and withdrawals to or from their account as often as they wish. When an investor makes an initial investment in the Fund, a shareholder account is opened in accordance with the investor's registration instructions. Each time there is a transaction in a shareholder account, such as an additional investment or the reinvestment of a dividend or distribution, the shareholder will receive a statement showing the current transaction and all prior transactions in the shareholder account during the calendar year to date.

AUTOMATIC INVESTMENT PLAN. The automatic investment plan enables shareholders to make regular monthly or quarterly investment in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Administrator will automatically charge the checking account for the amount specified ($100 minimum) which will be automatically invested in shares at the public offering price on or about the last business day of the month or quarter. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Administrator.

SYSTEMATIC WITHDRAWAL PLAN. Shareholders owning shares with a value of $10,000 or more may establish a Systematic Withdrawal Plan. A shareholder may receive monthly or quarterly payments, in amounts of not less than $100 per payment, by authorizing the Fund to redeem the necessary number of shares periodically (each month, or quarterly in the months of March, June, September and December). Checks will be made payable to the designated recipient and mailed within 7 days of the valuation date. If the designated recipient is other than the registered shareholder, the signature of each shareholder must be guaranteed on the application (see the Prospectus under the heading "Signature Guarantees"). A corporation (or partnership) must also submit a "Corporate Resolution" (or "Certification of Partnership") indicating the names, titles and required number of signatures authorized to act on its behalf. The application must be signed by a duly authorized officer(s) and the corporate seal affixed. No redemption fees are charged to shareholders under this plan. Costs in conjunction with the administration of the plan are borne by the Fund. Shareholders should be aware that such systematic withdrawals may deplete or use up entirely their initial investment and may result in realized long-term or short-
term capital gains or losses. The Systematic Withdrawal Plan may be terminated at any time by the Fund upon sixty days' written notice or by a shareholder upon written notice to the Fund. Applications and further details may be obtained by
calling  the  Fund  at   1-866-738-1126,   or  by  writing  to:

                    The Jamestown International Equity Fund
                              Shareholder Services
                                 P.O. Box 46707
                          Cincinnati, Ohio 45246-0707

PURCHASES IN KIND. The Fund may accept securities in lieu of cash in payment for the purchase of shares of the Fund. The acceptance of such securities is at the sole discretion of the Sub-Advisor based upon the suitability of the securities accepted for inclusion as a long term investment of the Fund, the marketability of such securities, and other factors which the Sub-Advisor may deem appropriate. If accepted, the securities will be valued using the same criteria and methods as described in "How Net Asset Value is Determined" in the Prospectus.

REDEMPTIONS IN KIND. The Fund does not intend, under normal circumstances, to redeem its securities by payment in kind. It is possible, however, that conditions may arise in the future which would, in the opinion of the Trustees, make it undesirable for the Fund to pay for all redemptions in cash. In such case, the Board of Trustees may authorize payment to be made in portfolio securities or other property of the Fund. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the net asset value per share. Shareholders receiving them would incur brokerage costs when these securities are sold. An irrevocable election may be filed under Rule 18f-1 of the 1940 Act, wherein the Fund commits itself to pay redemptions in cash, rather than in kind, to any shareholder of record of the Fund who redeems during any ninety day period, the lesser of (a) $250,000 or (b) one percent (1%) of the Fund's net assets at the beginning of such period.

TRANSFER OF REGISTRATION. To transfer shares to another owner, send a written request to the Fund at the address shown herein. Your request should include the following: (1) the existing account registration; (2) signature(s) of the registered owner(s) exactly as the signature(s) appear(s) on the account registration; (3) the new account registration, address, social security or taxpayer identification number and how dividends and capital gains are to be distributed; (4) signature guarantees (see the Prospectus under the heading "Signature Guarantees"); and (5) any additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call or write the Fund.

                               PURCHASE OF SHARES

The purchase price of shares of the Fund is the net asset value next determined after the order is received. An order received prior to the close of the regular session of trading on the New York Stock Exchange (the "Exchange"), generally 4:00 p.m., Eastern time, will be executed at the price computed on the date of receipt; and an order received after that time will be executed at the price computed on the next Business Day. An order to purchase shares is not binding on the Fund until confirmed in writing (or unless other arrangements have been made with the Fund, for example in the case of orders utilizing wire transfer of funds) and payment has been received.

Due to Internal Revenue Service ("IRS") regulations, applications without social security or tax identification numbers will not be accepted. If, however, you have already applied for a social security or tax identification number at the time of completing your account application, the application should so indicate. The Fund is required to, and will, withhold taxes on all distributions and redemption proceeds if the number is not delivered to the Fund within 60 days.

The Fund reserves the right in its sole discretion (i) to suspend the offering of its shares, (ii) to reject purchase orders when in the judgment of management such rejection is in the best interest of the Fund and its shareholders, and
(iii) to reduce or waive the minimum for initial and subsequent investments under circumstances where certain economies can be achieved in sales of Fund shares.

EMPLOYEES AND AFFILIATES OF THE FUND. The Fund has adopted initial investment minimums for the purpose of reducing the cost to the Fund (and consequently to the shareholders) of communicating with and servicing its shareholders. However, a reduced minimum initial investment requirement of $1,000 applies to Trustees, officers and employees of the Fund, the Adviser, the Sub-Advisor and certain parties related thereto, including clients of the Adviser and the Sub-Advisor or any sponsor, officer, committee member thereof, or the immediate family of any of them. In addition, accounts having the same mailing address may be aggregated for purposes of the minimum investment if they consent in writing to share a single mailing of shareholder reports, proxy statements (but each such shareholder would receive his/her own proxy) and other Fund literature.

                              REDEMPTION OF SHARES

The Fund may suspend redemption privileges or postpone the date of payment (i) during any period that the Exchange is closed, or trading on the Exchange is restricted as determined by the Securities and Exchange Commission (the "Commission"), (ii) during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or to fairly determine the value of its assets, and (iii) for such other periods as the Commission may permit.

No charge is made by the Fund for redemptions, although the Trustees could impose a redemption charge in the future. Any redemption may be for more or less than the shareholder's cost depending on the market value of the securities held by the Fund.

There is currently no charge by the Fund for wire redemptions. However, the Fund reserves the right, upon thirty days' written notice, to make reasonable charges for wire redemptions. All charges will be deducted from your account by redemption of shares in your account. Your bank or brokerage firm may also impose a charge for processing wire transfers. In the event that wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.

                          NET ASSET VALUE DETERMINATION

Under the 1940 Act, the Trustees are responsible for determining in good faith the fair value of the securities and other assets of the Fund, and they have adopted procedures to do so, as follows. The net asset value of the Fund is determined as of the close of the regular session of trading on the Exchange (currently 4:00 p.m., Eastern time) on each "Business Day." A Business Day means any day, Monday through Friday, except for the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Fourth of July, Labor Day, Thanksgiving Day and Christmas. Net asset value per share is determined by dividing the total value of all Fund securities and other assets, less liabilities, by the total number of shares then outstanding. Net asset value includes interest on fixed income securities, which is accrued daily.

The value of non-dollar denominated portfolio instruments held by the Fund will be determined by converting all assets and liabilities initially expressed in foreign currency values into U.S. dollar values at the mean between the bid and offered quotations of such currencies against U.S. dollars as last quoted by any recognized dealer. If such quotations are not available, the rate of exchange will be determined in accordance with policies established in good faith by the Board of Trustees. Gains or losses between trade and settlement dates resulting from changes in exchange rates between the U.S. dollar and a foreign currency are borne by the Fund. To protect against such losses, the Fund may enter into forward foreign currency exchange contracts, which will also have the effect of limiting any such gains.

                          ALLOCATION OF TRUST EXPENSES

The Fund pays all of its own expenses not assumed by the Adviser, Sub-Advisor or the Administrator, including, but not limited to, the following: custodian, shareholder servicing, stock transfer and dividend disbursing expenses; clerical employees and junior level officers of the Trust as and if approved by the Board of Trustees; taxes; expenses of the issuance and redemption of shares (including registration and qualification fees and expenses); costs and expenses of membership and attendance at meetings of certain associations which may be deemed by the Trustees to be of overall benefit to the Fund and its shareholders; legal and auditing expenses; and the cost of stationery and forms prepared exclusively for the Fund. General Trust expenses are allocated among the series, or funds, on a fair and equitable basis by the Board of Trustees, which may be based on relative net assets of each fund (on the date the expense is paid) or the nature of the services performed and the relative applicability to each fund.

                           ADDITIONAL TAX INFORMATION

TAXATION OF THE FUND. The Fund intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Among its requirements to qualify under Subchapter M, the Fund must distribute annually at least 90% of its net investment income. In addition to this distribution requirement, the Fund must (1) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the disposition of stock or securities, and certain other income; and (2) diversify its holdings so that at the end of each quarter of its taxable year the following two conditions are met: (a) at least 50% of the value of the Fund's total assets is represented by cash, U.S. Government securities, securities of other regulated investment companies and other securities (for this purpose such other securities will qualify only if the Fund's investment is limited in respect to any issuer to an amount not greater than 5% of the Fund's total assets and 10% of the outstanding voting securities of such issuer) and
(b) not more than 25% of the value of the Fund's assets is invested in securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies).

While the above requirements are aimed at qualification of the Fund as regulated investment companies under Subchapter M of the Code, the Fund also intends to comply with certain requirements of the Code to avoid liability for federal income and excise tax. If the Fund remains qualified under Subchapter M, it will not be subject to federal income tax to the extent it distributes its taxable net investment income and net realized capital gains. A nondeductible 4% federal excise tax will be imposed on the Fund to the extent it does not distribute at least 98% of its ordinary taxable income for a calendar year, plus 98% of its capital gain net taxable income for the one year period ending each October 31, plus certain undistributed amounts from prior years. While the Fund intends to distribute its taxable income and capital gains in a manner so as to avoid imposition of the federal excise and income taxes, there can be no assurance that the Fund indeed will make sufficient distributions to avoid entirely imposition of federal excise or income taxes.


The Fund's net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Capital losses may be carried forward to offset any capital gains for eight years, after which any undeducted capital loss remaining is lost as a deduction. As of March 31, 2002, the Fund had capital loss carryforwards for federal income tax purposes of $4,874,363, which expire March 31, 2010. In addition, the Fund had net realized capital losses of $8,272,829 during the period November 1, 2001 through March 31, 2002, which are treated for federal income tax purposes as arising during the Fund's tax year ending March 31, 2003. These capital loss carryforwards and "post-October" losses may be utilized in future years to offset net realized capital gains prior to distributing such gains to shareholders.


Should additional series, or funds, be created by the Trustees, each fund would be treated as a separate tax entity for federal income tax purposes.

TAX STATUS OF THE FUND'S DIVIDENDS AND DISTRIBUTIONS. Dividends paid by the Fund derived from net investment income or net short-term capital gains are taxable to shareholders as ordinary income, whether received in cash or reinvested in additional shares. Distributions, if any, of long-term capital gains are taxable to shareholders as long-term capital gains, whether received in cash or reinvested in additional shares, regardless of how long Fund shares have been held. For information on "backup" withholding, see "Purchase of Shares" above.

For corporate shareholders, the dividends received deduction, if applicable, should apply to a portion of dividends paid by the Fund. The Fund will send shareholders information each year on the tax status of dividends and disbursements. A dividend or capital gains distribution paid shortly after shares have been purchased, although in effect a return of investment, is subject to federal income taxation. Dividends from net investment income, along with capital gains, will be taxable to shareholders, whether received in cash or shares and no matter how long you have held Fund shares, even if they reduce the net asset value of shares below your cost and thus in effect result in a return of a part of your investment.

Investments by the Fund in certain options, futures contracts and options on futures contracts are "section 1256 contracts." Any gains or losses on section 1256 contracts are generally considered 60% long-term and 40% short-term capital gains or losses ("60/40"). Section 1256 contracts held by the Fund at the end of each taxable year are treated for federal income tax purposes as being sold on such date for their fair market value. The resultant paper gains or losses are also treated as 60/40 gains or losses. When the section 1256 contract is subsequently disposed of, the actual gain or loss will be adjusted by the amount of any preceding year-end gain or loss. The use of section 1256 contracts may force the Fund to distribute to shareholders paper gains that have not yet been realized in order to avoid federal income tax liability.

Foreign currency gains or losses on non-U.S. dollar denominated bonds and other similar debt instruments and on any non-U.S. dollar denominated futures contracts, options and forward contracts that are not section 1256 contracts generally will be treated as ordinary income or loss.

Certain hedging transactions undertaken by the Fund may result in "straddles" for federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Fund. In addition, losses realized by the Fund on positions that are part of a straddle may be deferred, rather than being taken into account in calculating taxable income for the taxable year in which such losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences of hedging transactions to the Fund are not entirely clear. The hedging transactions may increase the amount of short-term capital gain realized by the Fund which is taxed as ordinary income when distributed to shareholders. The Fund may make one or more of the elections available under the Internal Revenue Code of 1986, as amended, which are applicable to straddles. If the Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the elections made. The rules applicable under certain of the elections operate to accelerate the recognition of gains or losses from the affected straddle positions. Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain in any year, may be increased or decreased substantially as compared to a fund that did not engage in such hedging transactions.

The diversification requirements applicable to the Fund's assets may limit the extent to which the Fund will be able to engage in transactions in options, futures contracts or options on futures contracts.

                            CAPITAL SHARES AND VOTING

The Fund is a no-load, diversified series of the Williamsburg Investment Trust (the "Trust"), an open-end management investment company organized as a Massachusetts business trust in July 1988. The Board of Trustees has overall responsibility for management of the Fund under the laws of Massachusetts governing the responsibilities of trustees of business trusts.

Shares of the Fund, when issued, are fully paid and non-assessable and have no preemptive or conversion rights. Shareholders are entitled to one vote for each full share and a fractional vote for each fractional share held. Shares have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees and, in this event, the holders of the remaining shares voting will not be able to elect any Trustees. The Trustees will hold office indefinitely, except that:
(1) any Trustee may resign or retire and (2) any Trustee may be removed with or without cause at any time (a) by a written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; or (b) by vote of shareholders holding not less than two-thirds of the outstanding shares of the Trust, cast in person or by proxy at a meeting called for that purpose; or (c) by a written declaration signed by shareholders holding not less than two-thirds of the outstanding shares of the Trust and filed with the Trust's custodian. Shareholders have certain rights, as set forth in the Declaration of Trust, including the right to call a meeting of the shareholders for the purpose of voting on the removal of one or more Trustees. Shareholders holding not less than ten percent (10%) of the shares then outstanding may require the Trustees to call such a meeting and the Trustees are obligated to provide certain assistance to shareholders desiring to communicate with other shareholders in such regard (e.g., providing access to shareholder lists, etc.). In case a vacancy or an anticipated vacancy shall for any reason exist, the vacancy shall be filled by the affirmative vote of a majority of the remaining Trustees, subject to the provisions of Section 16(a) of the 1940 Act. The Trust does not expect to have an annual meeting of shareholders.


The Declaration of Trust of the Trust currently provides for shares of ten funds, or series, to be issued. Shares of all ten series have currently been issued, in addition to the Fund: shares of The Jamestown Balanced Fund, The Jamestown Equity Fund and The Jamestown Tax Exempt Virginia Fund, which are also managed by the Adviser; shares of the FBP Contrarian Equity Fund and the FBP Contrarian Balanced Fund, which are managed by Flippin, Bruce & Porter, Inc. of Lynchburg, Virginia; shares of The Government Street Equity Fund, The Government Street Bond Fund and The Alabama Tax Free Bond Fund, which are managed by T. Leavell & Associates, Inc. of Mobile, Alabama; and shares of The Davenport Equity Fund, which is managed by Davenport & Company LLC of Richmond, Virginia.


Upon liquidation of the Trust or a particular Fund of the Trust, holders of the outstanding shares of the Fund being liquidated shall be entitled to receive, in proportion to the number of shares of the Fund held by them, the excess of that Fund's assets over its liabilities. Each outstanding share is entitled to one vote for each full share and a fractional vote for each fractional share, on all matters which concern the Trust as a whole. On any matter submitted to a vote of shareholders, all shares of the Trust then issued and outstanding and entitled to vote, irrespective of the Fund, shall be voted in the aggregate and not by Fund, except (i) when required by the 1940 Act, shares shall be voted by individual Fund; and (ii) when the matter does not affect any interest of a particular Fund, then only shareholders of the affected Fund or Funds shall be entitled to vote thereon. Examples of matters which affect only a particular Fund could be a proposed change in the fundamental investment objectives or policies of that Fund or a proposed change in the investment advisory agreement for a particular Fund. The shares of the Fund will have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect all of the Trustees if they so choose.

Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the Trust. The Declaration of Trust, therefore, contains provisions which are intended to mitigate such liability.

Stock certificates will not be issued for your shares. Evidence of ownership will be given by issuance of periodic account statements which will show the number of shares owned.

Prior to January 24, 1994, the Trust was called The Nottingham Investment Trust.

                         CALCULATION OF PERFORMANCE DATA

The Fund may, from time to time, advertise certain total return information. The average annual total return of the Fund for a period is computed by finding the average compounded rates of return over the 1-,5-, and 10-year periods (or the periods of the Fund's operations) that would equate the initial amount invested to the ending redeemable value (after adjusting for the reinvestment of any income dividends and capital gain distributions). In particular, the average annual total return of the Fund ("T") is computed by using the redeemable value at the end of a specified period of time ("ERV") of a hypothetical initial investment of $1,000 ("P") over a period of time ("n") according to the formula P (l+T)n = ERV.

Average annual total returns may also be calculated (i) after taxes on distributions and (ii) after taxes on distributions and sale of Fund shares. Average annual total return (after taxes on distributions) is computed by finding the average annual compounded rates of return over the 1-, 5-, and 10-year periods (or for the periods of the Fund's operations) that would equate the initial amount invested to the ending value, according to the following formula: P (1+T)n = ATV, where P = a hypothetical initial payment of $1,000, T = average annual total return (after taxes on distributions), n = number of years, and ATV = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods (or fractional portion) after taxes on Fund distributions but not after taxes on redemption. Average annual total return (after taxes on distributions and sale of Fund shares) is calculated in the same manner except that the ending value of the hypothetical $1,000 payment includes the deduction of capital gains taxes resulting from the redemption or, if appropriate, an adjustment to take into account the tax benefit from any capital losses that may have resulted from the redemption. After-tax returns are calculated using the highest applicable individual federal marginal tax rate in effect on the reinvestment date of a distribution. The tax rates used correspond to the tax character of each component of the distributions (that is, the ordinary income tax rate for ordinary income distributions and the long-term capital gains rate for capital gains distributions). The tax rates may vary over the course of the measurement period. State and local tax liabilities are disregarded, as are the effect of phaseouts of certain exemptions, deductions and credits at various income levels and the impact of the federal alternative minimum income tax. Actual after-tax returns will depend on an investor's tax situation and may differ from those shown. The after-tax returns are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.


The table below shows the Fund's average annual total returns for periods ended March 31, 2002:

                                                                Since Inception
                                        One Year   Five Years   (April 16, 1996)
                                        --------   ----------   ----------------
Return Before Taxes                      -13.66%      2.49%          1.83%
Return After Taxes on Distributions      -14.17%      1.48%          0.96%
Return After Taxes on Distributions
 and Sale of Fund Shares                 -8.40%       2.14%          1.57%


In addition, the Fund may advertise other total return performance data ("Nonstandardized Return"). Nonstandardized Return shows as a percentage rate of return encompassing all elements of return (i.e., income and capital appreciation or depreciation); it assumes reinvestment of all dividends and capital gain distributions. Nonstandardized Return may consist of a cumulative percentage of return, actual year-by-year rates or any combination thereof.

From time to time, the Fund may advertise its yield. A yield quotation is based on a 30-day (or one month) period and is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                          Yield = 2[(a-b/cd + 1)6 - 1]
Where:
a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive  dividends
d = the maximum offering price per share on the last day of the period

Solely for the purpose of computing yield, dividend income is recognized by accruing 1/360 of the stated dividend rate of the security each day that a Fund owns the security. Generally, interest earned (for the purpose of "a" above) on debt obligations is computed by reference to the yield to maturity of each obligation held based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day prior to the start of the 30-day (or one month) period for which yield is being calculated, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest).

The Fund's performance may be compared in advertisements, sales literature and other communications to the performance of other mutual funds having similar objectives or to standardized indices or other measures of investment performance. In particular, the Fund may compare its performance to the Europe, Australia and Far East Index (the "EAFE Index"), which is generally considered to be representative of the performance of unmanaged common stocks that are publicly traded in the securities markets located outside the United States. Comparative performance may also be expressed by reference to a ranking prepared by a mutual fund monitoring service, such as Lipper, Inc. or Morningstar, Inc., or by one or more newspapers, newsletters or financial periodicals. Performance comparisons may be useful to investors who wish to compare the Fund's past performance to that of other mutual funds and investment products. Of course, past performance is not a guarantee of future results.


o LIPPER, INC. ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in net asset value over a specific period of time.


o MORNINGSTAR, INC., an independent rating service, is the publisher of the bi-weekly Mutual Fund Values. Mutual Fund Values rates more than 1,000 NASDAQ-listed mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for two weeks.

Investors may use such indices in addition to the Fund's Prospectus to obtain a more complete view of the Fund's performance before investing. Of course, when comparing the Fund's performance to any index, factors such as composition of the index and prevailing market conditions should be considered in assessing the significance of such comparisons. When comparing funds using reporting services, or total return, investors should take into consideration any relevant differences in funds such as permitted portfolio compositions and methods used to value portfolio securities and compute offering price. Advertisements and other sales literature for the Fund may quote total returns that are calculated on non-standardized base periods. The total returns represent the historic change in the value of an investment in the Fund based on monthly reinvestment of dividends over a specified period of time.

From time to time the Fund may include in advertisements and other communications information, charts, and illustrations relating to inflation and the effects of inflation on the dollar, including the purchasing power of the dollar at various rates of inflation. The Fund may also disclose from time to time information about its portfolio allocation and holdings at a particular date (including ratings of securities assigned by independent rating services such as S&P and Moody's). The Fund may also depict the historical performance of the securities in which the Fund may invest over periods reflecting a variety of market or economic conditions either alone or in comparison with alternative investments, performance indices of those investments, or economic indicators. The Fund may also include in advertisements and in materials furnished to present and prospective shareholders statements or illustrations relating to the appropriateness of types of securities and/or mutual funds that may be employed to meet specific financial goals, such as saving for retirement, children's education, or other future needs.

                        FINANCIAL STATEMENTS AND REPORTS

The books of the Fund will be audited at least once each year by independent public accountants. Shareholders will receive annual audited and semiannual (unaudited) reports when published and will receive written confirmation of all confirmable transactions in their account. A copy of the Annual Report will accompany the Statement of Additional Information ("SAI") whenever the SAI is requested by a shareholder or prospective investor. The financial statements of The Jamestown Funds as of March 31, 2002, together with the report of the independent accountants thereon, are incorporated herein by reference to the Annual Report of the Funds.

================================================================================

                                      THE
                                   JAMESTOWN
                                     FUNDS

                                 NO-LOAD FUNDS

                          THE JAMESTOWN BALANCED FUND
                           THE JAMESTOWN EQUITY FUND
                     THE JAMESTOWN TAX EXEMPT VIRGINIA FUND
                    THE JAMESTOWN INTERNATIONAL EQUITY FUND



                                 ANNUAL REPORT


                                 MARCH 31, 2002


                               Investment Advisor
                      LOWE, BROCKENBROUGH & Company, Inc.
                               RICHMOND, VIRGINIA

================================================================================

LETTER TO SHAREHOLDERS                                               MAY 9, 2002
================================================================================
Dear Fellow Shareholders:

We are pleased to enclose for your review the audited Annual Report of the Jamestown Funds for the year ended March 31, 2002.

THE JAMESTOWN BALANCED FUND

For the fiscal year ended March 31, 2002, the Jamestown Balanced Fund had a negative return of -3.22%. With our heavier weighting in stocks (60.8%) than is true for the Lipper Balanced Fund Index, we performed less well than did that Index, which was up 2.48%. The Lehman Intermediate Bond Index had a return of 5.16% for the past twelve months. The S&P 500 Index rose 0.24% during the past fiscal year, with the technology and communication services sector leading the way on the downside. The Federal Reserve began to cut interest rates aggressively in early 2001 to help stimulate the economy. Consumer spending held up over the past year, but capital spending continued to suffer as the excesses of the late 1990's continued to be worked off. Fears of a slowing economy and declining profits were compounded by the terrorist attacks in September 2001.

The Jamestown Balanced Fund returned -0.68% on an annualized basis for the three years ending March 31, 2002, compared to 2.25% return for the Lipper Balanced Index. For the ten year period, the Fund generated a return of 9.23% versus 9.73% for the comparable Lipper Balanced Index.

The total assets of your fund were over $96 million as of March 31, 2002.

THE JAMESTOWN EQUITY FUND

For the fiscal year ended March 31, 2002, the Jamestown Equity Fund declined in value 7.42%. The Lipper Large Cap Core Index fell 0.36%, while the S&P 500 Index rose 0.24%. For the past fiscal year, the technology and communication services sectors were the dominant culprits on the downside. Since the peak in technology stocks in March of 2000, growth stocks have significantly underperformed value stocks. Over the past two years, the Russell 1000 Growth Index is down 25.08% annually, and the Russell 1000 Value Index rose 2.31%. Going forward, we envision a more balanced market that delivers more even returns between growth and value as well as between various sectors of the equity market.

The Jamestown Equity Fund returned -3.40% on an annualized basis for the past three years versus -2.59% for the Lipper Large Cap Core Index. For the five-year period, the Jamestown Equity Fund returned 7.02% compared to 9.42% for the Lipper Large Cap Core Index.

The Jamestown Equity Fund had just under $55 million in assets as of March 31, 2002.

THE JAMESTOWN TAX EXEMPT VIRGINIA FUND

For the fiscal year ended March 31, 2002, The Jamestown Tax Exempt Virginia Fund had a total return of 3.04% compared to 3.22% for the Lipper Intermediate Municipal Fund Index. As compared to a year ago, municipal yields were generally higher with both the 5-year and 10-year municipal offering about 25 basis points more in yield. Interest rates should continue to rise as the economy strengthens. While the near-term outlook for inflation is favorable, the bond market will be keying on the accelerating pace of economic activity. Consequently, we think bond investors should play defense this year as the economy improves. As of March 31, 2002, The Jamestown Tax Exempt Virginia Fund had an average maturity of 6.4 years and a SEC yield of 3.82%.

The Jamestown Tax Exempt Virginia Fund returned 3.96% on an annualized basis for the three years ended March 31, 2002, versus 4.01% for the comparable Lipper Intermediate Municipal Fund Index. For the five-year period, The Jamestown Tax Exempt Virginia Fund generated an annualized return of 4.95%, as compared to the 5.12% return for the Lipper Intermediate Municipal Fund Index.

The Jamestown Tax Exempt Virginia Fund had just under $34 million in assets as of March 31, 2002.

THE JAMESTOWN INTERNATIONAL EQUITY FUND

For the year ended March 31, 2002, the Jamestown International Equity Fund had a return of -13.66% compared to -8.50% for the Morgan Stanley EAFE Index. During the past year, slow economic growth and decelerating earnings growth pressured global equity markets. Particularly hard hit were companies in technology and telecommunications that benefited from the global telecom and information technology build-out experienced globally over the previous five years.

The Jamestown International Equity Fund returned -7.07% on an annualized basis for the past three years versus a return of -5.32% for the Morgan Stanley EAFE Index. For the trailing five-year period, The Jamestown International Equity Fund gained 2.49% annually, while the EAFE Index rose 1.32%.

The Fund had over $44 million in total net assets as of March 31, 2002.

Thank you for your continued confidence in The Jamestown Funds.

                                    Sincerely,

                                    /s/ Charles M. Caravati, III

                                    Charles M. Caravati, III, CFA
                                    President
                                    Jamestown Balanced Fund
                                    Jamestown Equity Fund
                                    Jamestown International Equity Fund

                                    /s/ Beth Ann Gustafson

                                    Beth Ann Gustafson, CFA
                                    President
                                    Jamestown Tax Exempt Virginia Fund

                          THE JAMESTOWN BALANCED FUND

   Comparison of the Change in Value of a $10,000 Investment in The Jamestown Balanced Fund, the Standard & Poor's 500 Index and the Consumer Price Index
                  For the 10 Year Period Ended March 31, 2002
--------------------------------------------------------------------------------
                                                              3/02
                                                            -------
The Jamestown Balanced Fund                                 $24,152
Standard & Poor's 500 Index                                 $34,715
Consumer Price Index                                        $12,802
--------------------------------------------------------------------------------

                      -------------------------------------
                           The Jamestown Balanced Fund
                         Average Annual Total Returns(a)
                        (for years ended March 31, 2002)

                       1 Year        5 Years       10 Years
                       (3.22)%        6.89%          9.23%
                      -------------------------------------

            Past performance is not predictive of future performance.


                            THE JAMESTOWN EQUITY FUND

   Comparison of the Change in Value of a $10,000 Investment in The Jamestown
    Equity Fund, the Standard & Poor's 500 Index and the Consumer Price Index
              For the Period From Inception* Through March 31, 2002
--------------------------------------------------------------------------------
                                                              3/02
                                                            -------
The Jamestown Equity Fund                                   $23,944
Standard & Poor's 500 Index                                 $31,832
Consumer Price Index                                        $12,536
--------------------------------------------------------------------------------

                      -------------------------------------
                            The Jamestown Equity Fund
                         Average Annual Total Returns(a)
                       (for periods ended March 31, 2002)

                       1 Year    5 Years   Since Inception*
                       (7.42)%    7.02%         9.81%
                      -------------------------------------

            Past performance is not predictive of future performance.

            *Initial public offering of shares was December 1, 1992.

(a) The total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

                     THE JAMESTOWN TAX EXEMPT VIRGINIA FUND

        Comparison of the Change in Value of a $10,000 Investment in The
      Jamestown Tax Exempt Virginia Fund, the Lipper Intermediate Municipal
       Fund Index and the Lehman Municipal Bond Index For the Period From
                        Inception* Through March 31, 2002
--------------------------------------------------------------------------------
                                                              3/02
                                                            -------
The Jamestown Tax Exempt Virginia Fund                      $14,671
Lipper Intermediate Municipal Fund Index                    $14,868
Lehman Municipal Bond Index                                 $16,099
--------------------------------------------------------------------------------

                      -------------------------------------
                     The Jamestown Tax Exempt Virginia Fund
                         Average Annual Total Returns(a)
                       (for periods ended March 31, 2002)

                      1 Year    5 Years    Since Inception*
                       3.04%     4.95%          4.57%
                      -------------------------------------

            Past performance is not predictive of future performance.

           *Initial public offering of shares was September 1, 1993.

                     THE JAMESTOWN INTERNATIONAL EQUITY FUND

   Comparison of the Change in Value of a $10,000 Investment in The Jamestown
              International Equity Fund and the Morgan Stanley EAFE Index
              For the Period From Inception* Through March 31, 2002
--------------------------------------------------------------------------------
                                                              3/02
                                                            -------
The Jamestown International Equity Fund                     $11,139
Europe, Australia and Far East Index (EAFE Index)           $10,522
--------------------------------------------------------------------------------

                      -------------------------------------
                     The Jamestown International Equity Fund
                         Average Annual Total Returns(a)
                       (for periods ended March 31, 2002)

                      1 Year    5 Years    Since Inception*
                     (13.66)%    2.49%          1.83%
                      -------------------------------------

            Past performance is not predictive of future performance.

             *Initial public offering of shares was April 16, 1996.

(a) The total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

THE JAMESTOWN FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
MARCH 31, 2002
=====================================================================================================================
                                                                                         JAMESTOWN        JAMESTOWN
                                                       JAMESTOWN        JAMESTOWN        TAX EXEMPT     INTERNATIONAL
                                                        BALANCED          EQUITY          VIRGINIA          EQUITY
                                                          FUND             FUND             FUND             FUND
---------------------------------------------------------------------------------------------------------------------
ASSETS
   Investments in securities:
      At acquisition cost ........................    $ 81,126,569     $ 44,880,443     $ 32,787,800     $ 43,847,069
                                                      ============     ============     ============     ============
      At value (Note 1) ..........................    $ 95,961,228     $ 54,940,738     $ 33,464,390     $ 43,570,075
   Cash ..........................................              --               --               --          525,210
   Cash denominated in foreign
      currency (Note 5) ..........................              --               --               --          123,740
   Dividends and interest receivable .............         556,799           31,545          475,796          135,451
   Receivable for capital shares sold ............              76            9,945            6,000          450,051
   Receivable for securities sold ................         500,000               --               --           45,927
   Other assets ..................................           8,040           12,076           14,898            8,447
                                                      ------------     ------------     ------------     ------------
      TOTAL ASSETS ...............................      97,026,143       54,994,304       33,961,084       44,858,901
                                                      ------------     ------------     ------------     ------------
LIABILITIES
   Dividends payable .............................          89,558               --           34,204               --
   Payable for securities purchased ..............              --               --               --          787,245
   Payable for capital shares redeemed ...........          39,401          150,460           15,304               --
   Accrued investment advisory fees (Note 3) .....          54,291           30,374           11,334           29,478
   Accrued administration fees (Note 3) ..........          10,000            6,300            4,100            7,200
   Other accrued expenses and liabilities ........           8,682               --               --           12,632
   Net unrealized depreciation on forward foreign
      currency exchange contracts (Note 6) .......              --               --               --              445
                                                      ------------     ------------     ------------     ------------
      TOTAL LIABILITIES ..........................         201,932          187,134           64,942          837,000
                                                      ------------     ------------     ------------     ------------
NET ASSETS .......................................    $ 96,824,211     $ 54,807,170     $ 33,896,142     $ 44,021,901
                                                      ============     ============     ============     ============
Net assets consist of:
   Paid-in capital ...............................    $ 82,220,347     $ 44,829,010     $ 33,425,711     $ 58,470,028
   Undistributed net investment income (loss) ....        (104,295)           1,902           18,584               --
   Accumulated net realized losses from
      security transactions ......................              --          (84,037)        (224,743)     (14,171,079)
   Distribution in excess of net realized gains ..        (126,500)              --               --               --
   Net unrealized appreciation (depreciation)
      on investments and options .................      14,834,659       10,060,295          676,590         (276,995)
   Net unrealized depreciation on translation of
      assets and liabilities in foreign currencies              --               --               --              (53)
                                                      ------------     ------------     ------------     ------------
Net assets .......................................    $ 96,824,211     $ 54,807,170     $ 33,896,142     $ 44,021,901
                                                      ============     ============     ============     ============

Shares of beneficial interest outstanding
   (unlimited number of shares authorized,
   no par value) .................................       6,181,342        2,978,977        3,348,915        4,904,677
                                                      ============     ============     ============     ============
Net asset value, offering price and redemption
   price per share(a) ............................    $      15.66     $      18.40     $      10.12     $       8.98
                                                      ============     ============     ============     ============

(a) Redemption price varies based on length of time held for The Jamestown International Equity Fund (Note 1).

See accompanying notes to financial statements.

THE JAMESTOWN FUNDS
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED MARCH 31, 2002
============================================================================================================
                                                                                JAMESTOWN        JAMESTOWN
                                              JAMESTOWN        JAMESTOWN        TAX EXEMPT     INTERNATIONAL
                                               BALANCED          EQUITY          VIRGINIA          EQUITY
                                                 FUND             FUND             FUND             FUND
------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   Dividends ............................    $    807,546     $    668,425     $      6,988     $    943,736
   Foreign withholding taxes on dividends              --               --               --         (211,084)
   Interest .............................       2,096,344               --        1,459,129           41,330
                                             ------------     ------------     ------------     ------------
      TOTAL INVESTMENT INCOME ...........       2,903,890          668,425        1,466,117          773,982
                                             ------------     ------------     ------------     ------------

EXPENSES
   Investment advisory fees (Note 3) ....         674,186          372,260          124,765          514,443
   Administration fees (Note 3) .........         122,489           76,028           45,287           95,331
   Custodian fees .......................          17,785            9,380            7,259           94,224
   Trustees' fees and expenses ..........          12,296           12,296           12,296           12,296
   Professional fees ....................          15,223           12,423           10,223           13,423
   Registration fees ....................          14,561           13,383            2,375           15,181
   Printing of shareholder reports ......           8,660            7,998            3,648            8,027
   Pricing costs ........................          10,136            1,281            5,618           11,131
   Other expenses .......................          13,548           12,480              630           13,939
                                             ------------     ------------     ------------     ------------
      TOTAL EXPENSES ....................         888,884          517,529          212,101          777,995
   Fees waived by the Adviser (Note 3) ..              --               --               --          (68,062)
   Expenses reimbursed through a directed
      brokerage arrangement (Note 4) ....         (28,000)         (25,000)              --               --
                                             ------------     ------------     ------------     ------------
      NET EXPENSES ......................         860,884          492,529          212,101          709,933
                                             ------------     ------------     ------------     ------------

NET INVESTMENT INCOME ...................       2,043,006          175,896        1,254,016           64,049
                                             ------------     ------------     ------------     ------------

REALIZED AND UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS AND FOREIGN CURRENCIES
   (Note 5)
   Net realized gains (losses) from:
      Security transactions .............       1,308,563          (64,227)         144,681      (14,171,079)
      Option contracts written ..........         249,735          176,363               --               --
      Foreign currency transactions .....              --               --               --          387,959
   Net change in unrealized appreciation/
      depreciation on:
      Investments .......................      (7,073,997)      (4,796,287)        (488,624)       6,479,102
      Foreign currency translation ......              --               --               --         (302,987)
                                             ------------     ------------     ------------     ------------

NET REALIZED AND UNREALIZED
   LOSSES ON INVESTMENTS AND
   FOREIGN CURRENCIES ...................      (5,515,699)      (4,684,151)        (343,943)      (7,607,005)
                                             ------------     ------------     ------------     ------------

NET INCREASE (DECREASE) IN
   NET ASSETS FROM OPERATIONS ...........    $ (3,472,693)    $ (4,508,255)    $    910,073     $ (7,542,956)
                                             ============     ============     ============     ============

See accompanying notes to financial statements.

THE JAMESTOWN FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
==============================================================================================================================
                                                                   JAMESTOWN                            JAMESTOWN
                                                                 BALANCED FUND                         EQUITY FUND
                                                       -----------------------------------------------------------------------
                                                            YEAR               YEAR               YEAR               YEAR
                                                           ENDED              ENDED              ENDED              ENDED
                                                          MARCH 31,          MARCH 31,          MARCH 31,          MARCH 31,
                                                            2002               2001               2002               2001
------------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income (loss) ...................    $    2,043,006     $    2,297,806     $      175,896     $       (3,782)
   Net realized gains (losses) on:
      Security transactions .......................         1,308,563            826,412            (64,227)         1,209,659
      Option contracts written ....................           249,735            570,452            176,363            396,486
   Net change in unrealized appreciation/
      depreciation on investments .................        (7,073,997)       (19,715,958)        (4,796,287)       (18,110,576)
                                                       --------------     --------------     --------------     --------------
Net decrease in net assets from operations ........        (3,472,693)       (16,021,288)        (4,508,255)       (16,508,213)
                                                       --------------     --------------     --------------     --------------

DISTRIBUTIONS TO SHAREHOLDERS
   From net investment income .....................        (2,164,245)        (2,270,168)          (173,994)                --
   From net realized gains from
      security transactions .......................        (1,420,487)        (1,513,422)                --         (1,691,982)
                                                       --------------     --------------     --------------     --------------
Decrease in net assets from distributions
   to shareholders ................................        (3,584,732)        (3,783,590)          (173,994)        (1,691,982)
                                                       --------------     --------------     --------------     --------------

FROM CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold ......................         4,813,624         10,123,514          4,602,756         25,402,296
   Net asset value of shares issued in reinvestment
      of distributions to shareholders ............         3,389,464          3,591,406            159,933          1,565,938
   Payments for shares redeemed ...................       (13,654,430)       (12,778,149)        (6,187,646)       (25,662,392)
                                                       --------------     --------------     --------------     --------------
Net increase (decrease) in net assets from
   capital share transactions .....................        (5,451,342)           936,771         (1,424,957)         1,305,842
                                                       --------------     --------------     --------------     --------------

TOTAL DECREASE IN NET ASSETS ......................       (12,508,767)       (18,868,107)        (6,107,206)       (16,894,353)

NET ASSETS
   Beginning of year ..............................       109,332,978        128,201,085         60,914,376         77,808,729
                                                       --------------     --------------     --------------     --------------
   End of year ....................................    $   96,824,211     $  109,332,978     $   54,807,170     $   60,914,376
                                                       ==============     ==============     ==============     ==============

UNDISTRIBUTED NET
   INVESTMENT INCOME (LOSS) .......................    $     (104,295)    $       27,638     $        1,902     $           --
                                                       ==============     ==============     ==============     ==============

CAPITAL SHARE ACTIVITY
   Sold ...........................................           296,174            523,914            241,508            999,711
   Reinvested .....................................           214,105            196,103              9,010             66,617
   Redeemed .......................................          (844,741)          (670,295)          (326,078)        (1,002,327)
                                                       --------------     --------------     --------------     --------------
   Net increase (decrease) in shares outstanding ..          (334,462)            49,722            (75,560)            64,001
   Shares outstanding, beginning of year ..........         6,515,804          6,466,082          3,054,537          2,990,536
                                                       --------------     --------------     --------------     --------------
   Shares outstanding, end of year ................         6,181,342          6,515,804          2,978,977          3,054,537
                                                       ==============     ==============     ==============     ==============

See accompanying notes to financial statements.

THE JAMESTOWN FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
==============================================================================================================================
                                                              JAMESTOWN TAX EXEMPT                       JAMESTOWN
                                                                 VIRGINIA FUND                   INTERNATIONAL EQUITY FUND
                                                       -----------------------------------------------------------------------
                                                            YEAR               YEAR               YEAR               YEAR
                                                           ENDED              ENDED              ENDED              ENDED
                                                          MARCH 31,          MARCH 31,          MARCH 31,          MARCH 31,
                                                            2002               2001               2002               2001
------------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income (loss) ...................    $    1,254,016     $    1,282,459     $       64,049     $     (179,159)
   Net realized gains (losses) from:
      Security transactions .......................           144,681            (96,246)       (14,171,079)         2,853,745
      Foreign currency transactions ...............                --                 --            387,959            293,713
   Net change in unrealized appreciation/
      depreciation on:
      Investments .................................          (488,624)         1,351,174          6,479,102        (32,130,835)
      Foreign currency translation ................                --                 --           (302,987)           346,332
                                                       --------------     --------------     --------------     --------------
Net increase (decrease) in net assets
   from operations ................................           910,073          2,537,387         (7,542,956)       (28,816,204)
                                                       --------------     --------------     --------------     --------------
DISTRIBUTIONS TO SHAREHOLDERS
   From net investment income .....................        (1,242,501)        (1,282,459)          (270,326)          (279,944)
   From return of capital .........................                --                 --           (413,143)                --
   From net realized gains from
      security transactions .......................                --                 --                 --         (9,244,751)
                                                       --------------     --------------     --------------     --------------
Decrease in net assets from distributions
   to shareholders ................................        (1,242,501)        (1,282,459)          (683,469)        (9,524,695)
                                                       --------------     --------------     --------------     --------------

FROM CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold ......................         4,986,905          3,967,154         58,304,094        116,498,477
   Net asset value of shares issued in reinvestment
      of distributions to shareholders ............           833,236            830,720            654,623          9,315,209
   Payments for shares redeemed ...................        (1,773,927)        (5,008,689)       (66,374,651)      (113,657,807)
                                                       --------------     --------------     --------------     --------------
Net increase (decrease) in net assets from
   capital share transactions .....................         4,046,214           (210,815)        (7,415,934)        12,155,879
                                                       --------------     --------------     --------------     --------------

TOTAL INCREASE (DECREASE) IN
   NET ASSETS .....................................         3,713,786          1,044,113        (15,642,359)       (26,185,020)

NET ASSETS
   Beginning of year ..............................        30,182,356         29,138,243         59,664,260         85,849,280
                                                       --------------     --------------     --------------     --------------
   End of year ....................................    $   33,896,142     $   30,182,356     $   44,021,901     $   59,664,260
                                                       ==============     ==============     ==============     ==============

UNDISTRIBUTED NET
   INVESTMENT INCOME ..............................    $       18,584     $           --     $           --     $           --
                                                       ==============     ==============     ==============     ==============

CAPITAL SHARE ACTIVITY
   Sold ...........................................           487,720            401,676          6,229,458          8,768,230
   Reinvested .....................................            81,557             83,553             74,730            646,128
   Redeemed .......................................          (174,104)          (506,756)        (7,051,499)        (8,535,150)
                                                       --------------     --------------     --------------     --------------
   Net increase (decrease) in shares outstanding ..           395,173            (21,527)          (747,311)           879,208
   Shares outstanding, beginning of year ..........         2,953,742          2,975,269          5,651,988          4,772,780
                                                       --------------     --------------     --------------     --------------
   Shares outstanding, end of year ................         3,348,915          2,953,742          4,904,677          5,651,988
                                                       ==============     ==============     ==============     ==============

See accompanying notes to financial statements.

THE JAMESTOWN BALANCED FUND
FINANCIAL HIGHLIGHTS
=======================================================================================================================
                                        SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
-----------------------------------------------------------------------------------------------------------------------
                                                                        YEARS ENDED MARCH 31,
                                             --------------------------------------------------------------------------
                                               2002(a)          2001            2000            1999            1998
-----------------------------------------------------------------------------------------------------------------------

Net asset value at beginning of year ....    $    16.78      $    19.83      $    18.12      $    17.38      $    15.17
                                             ----------      ----------      ----------      ----------      ----------
Income (loss) from investment operations:
   Net investment income ................          0.32            0.35            0.35            0.34            0.37
   Net realized and unrealized gains
      (losses) on investments ...........         (0.86)          (2.82)           2.49            0.95            4.31
                                             ----------      ----------      ----------      ----------      ----------
Total from investment operations ........         (0.54)          (2.47)           2.84            1.29            4.68
                                             ----------      ----------      ----------      ----------      ----------
Less distributions:
   Dividends from net investment income .         (0.35)          (0.35)          (0.35)          (0.34)          (0.37)
   Distributions from net realized gains          (0.23)          (0.23)          (0.78)          (0.21)          (2.10)
                                             ----------      ----------      ----------      ----------      ----------
Total distributions .....................         (0.58)          (0.58)          (1.13)          (0.55)          (2.47)
                                             ----------      ----------      ----------      ----------      ----------

Net asset value at end of year ..........    $    15.66      $    16.78      $    19.83      $    18.12      $    17.38
                                             ==========      ==========      ==========      ==========      ==========

Total return ............................        (3.22%)        (12.65%)         15.90%           7.56%          32.42%
                                             ==========      ==========      ==========      ==========      ==========

Net assets at end of year (000's) .......    $   96,824      $  109,333      $  128,201      $  112,804      $  101,408
                                             ==========      ==========      ==========      ==========      ==========

Ratio of gross expenses to average
   net assets ...........................         0.86%           0.87%           0.88%           0.88%           0.90%

Ratio of net expenses to average
   net assets(b) ........................         0.83%           0.85%           0.86%           0.86%           0.87%

Ratio of net investment income to
   average net assets ...................         1.97%           1.84%           1.85%           1.95%           2.21%

Portfolio turnover rate .................           62%             64%             62%             69%             90%

(a) As required, effective April 1, 2001, the Fund has adopted new provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities and began recording paydown gains and losses as adjustments to interest income. Had the Fund not adopted these new provisions, the net investment income per share would have been $0.34 and the ratio of net investment income to average net assets would have been 2.07%. Per share data and ratios for periods prior to April 1, 2001 have not been restated to reflect this change in presentation.

(b) Ratios were determined based on net expenses after expense reimbursements through a directed brokerage arrangement (Note 4).

See accompanying notes to financial statements.

THE JAMESTOWN EQUITY FUND
FINANCIAL HIGHLIGHTS
=======================================================================================================================
                                        SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
-----------------------------------------------------------------------------------------------------------------------
                                                                        YEARS ENDED MARCH 31,
                                             --------------------------------------------------------------------------
                                                2002            2001            2000            1999            1998
-----------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year ....    $    19.94      $    26.02      $    21.76      $    20.16      $    15.66
                                             ----------      ----------      ----------      ----------      ----------
Income (loss) from investment operations:
   Net investment income (loss) .........          0.06           (0.00)           0.03            0.07            0.11
   Net realized and unrealized gains
      (losses) on investments ...........         (1.54)          (5.51)           5.18            1.60            6.47
                                             ----------      ----------      ----------      ----------      ----------
Total from investment operations ........         (1.48)          (5.51)           5.21            1.67            6.58
                                             ----------      ----------      ----------      ----------      ----------
Less distributions:
   Dividends from net investment income .         (0.06)             --           (0.03)          (0.07)          (0.11)
   Distributions from net realized gains             --           (0.57)          (0.92)             --           (1.97)
                                             ----------      ----------      ----------      ----------      ----------
Total distributions .....................         (0.06)          (0.57)          (0.95)          (0.07)          (2.08)
                                             ----------      ----------      ----------      ----------      ----------

Net asset value at end of year ..........    $    18.40      $    19.94      $    26.02      $    21.76      $    20.16
                                             ==========      ==========      ==========      ==========      ==========

Total return ............................        (7.42%)        (21.49%)         24.04%           8.33%          43.74%
                                             ==========      ==========      ==========      ==========      ==========

Net assets at end of year (000's) .......    $   54,807      $   60,914      $   77,809      $   63,416      $   52,214
                                             ==========      ==========      ==========      ==========      ==========

Ratio of gross expenses to average
   net assets ...........................         0.90%           0.90%           0.91%           0.92%           0.93%

Ratio of net expenses to average
   net assets(a) ........................         0.86%           0.88%           0.88%           0.89%           0.90%

Ratio of net investment income
   (loss) to average net assets .........         0.31%          (0.01%)          0.14%           0.35%           0.60%

Portfolio turnover rate .................           89%             83%             67%             66%             59%

(a) Ratios were determined based on net expenses after expense reimbursements through a directed brokerage arrangement (Note 4).

See accompanying  notes to financial statements.

THE JAMESTOWN TAX EXEMPT VIRGINIA FUND
FINANCIAL HIGHLIGHTS
=======================================================================================================================
                                        SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
-----------------------------------------------------------------------------------------------------------------------
                                                                        YEARS ENDED MARCH 31,
                                             --------------------------------------------------------------------------
                                               2002(a)          2001            2000            1999            1998
-----------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year ....    $    10.22      $     9.79      $    10.22      $    10.16      $     9.83
                                             ----------      ----------      ----------      ----------      ----------
Income (loss) from investment operations:
   Net investment income ................          0.41            0.43            0.42            0.43            0.44
   Net realized and unrealized gains
      (losses) on investments ...........         (0.10)           0.43           (0.42)           0.07            0.33
                                             ----------      ----------      ----------      ----------      ----------
Total from investment operations ........          0.31            0.86            0.00            0.50            0.77
                                             ----------      ----------      ----------      ----------      ----------
Less distributions:
   Dividends from net investment income .         (0.41)          (0.43)          (0.42)          (0.43)          (0.44)
   Distributions from net realized gains             --              --           (0.01)          (0.01)             --
                                             ----------      ----------      ----------      ----------      ----------
Total distributions .....................         (0.41)          (0.43)          (0.43)          (0.44)          (0.44)
                                             ----------      ----------      ----------      ----------      ----------

Net asset value at end of year ..........    $    10.12      $    10.22      $     9.79      $    10.22      $    10.16
                                             ==========      ==========      ==========      ==========      ==========

Total return ............................         3.04%           8.97%           0.04%           4.92%           8.00%
                                             ==========      ==========      ==========      ==========      ==========

Net assets at end of year (000's) .......    $   33,896      $   30,182      $   29,138      $   25,626      $   18,213
                                             ==========      ==========      ==========      ==========      ==========

Ratio of net expenses to average
   net assets(b) ........................         0.68%           0.68%           0.69%           0.73%           0.75%

Ratio of net investment income to
   average net assets ...................         4.02%           4.31%           4.27%           4.17%           4.40%

Portfolio turnover rate .................           27%             47%             47%             31%             33%

(a) As required, effective April 1, 2001, the Fund has adopted new provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. Had the Fund not adopted this new provision, the ratio of net investment income to average net assets would have been 3.98%. Per share data and ratios for periods prior to April 1, 2001 have not been restated to reflect this change in presentation.

(b) Absent investment advisory fees waived by the Adviser, the ratio of expenses to average net assets would have been 0.88% for the year ended March 31, 1998.

See accompanying notes to financial statements.

THE JAMESTOWN INTERNATIONAL EQUITY FUND
FINANCIAL HIGHLIGHTS
===========================================================================================================================
                                            SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
---------------------------------------------------------------------------------------------------------------------------
                                                                            YEARS ENDED MARCH 31,
                                                 --------------------------------------------------------------------------
                                                    2002            2001            2000            1999            1998
---------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year ........    $    10.56      $    17.99      $    13.63      $    12.61      $     9.81
                                                 ----------      ----------      ----------      ----------      ----------
Income (loss) from investment operations:
   Net investment income (loss) .............          0.01           (0.03)          (0.00)           0.05           (0.01)
   Net realized and unrealized gains (losses)
      on investments and foreign currencies .         (1.46)          (5.48)           5.19            1.04            2.91
                                                 ----------      ----------      ----------      ----------      ----------
Total from investment operations ............         (1.45)          (5.51)           5.19            1.09            2.90
                                                 ----------      ----------      ----------      ----------      ----------
Less distributions:
   Dividends from net investment income .....         (0.05)          (0.05)          (0.04)          (0.07)          (0.10)
   Return of capital ........................         (0.08)             --              --              --              --
   Distributions from net realized gains ....            --           (1.87)          (0.79)             --              --
                                                 ----------      ----------      ----------      ----------      ----------
Total distributions .........................         (0.13)          (1.92)          (0.83)          (0.07)          (0.10)
                                                 ----------      ----------      ----------      ----------      ----------

Net asset value at end of year ..............    $     8.98      $    10.56      $    17.99      $    13.63      $    12.61
                                                 ==========      ==========      ==========      ==========      ==========

Total return ................................       (13.66%)        (33.29%)         39.35%           8.67%          29.67%
                                                 ==========      ==========      ==========      ==========      ==========

Net assets at end of year (000's) ...........    $   44,022      $   59,664      $   85,849      $   54,019      $   42,543
                                                 ==========      ==========      ==========      ==========      ==========

Ratio of net expenses to average
   net assets(a) ............................         1.38%           1.41%           1.56%           1.51%           1.56%

Ratio of net investment income (loss)
   to average net assets ....................         0.12%          (0.24%)         (0.01%)          0.38%          (0.05%)

Portfolio turnover rate .....................           80%             48%             52%             39%             47%

(a) Absent investment advisory fees waived by the Adviser, the ratio of expenses to average net assets would have been 1.51% for the year ended March 31, 2002.

See accompanying notes to financial statements.

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2002
================================================================================
1.   SIGNIFICANT ACCOUNTING POLICIES

The Jamestown Balanced Fund, The Jamestown Equity Fund, The Jamestown Tax Exempt Virginia Fund and The Jamestown International Equity Fund (individually, a Fund, and, collectively, the Funds) are each a no-load series of the Williamsburg Investment Trust (the Trust), an open-end management investment company registered under the Investment Company Act of 1940. The Trust was organized as a Massachusetts business trust on July 18, 1988.

The Jamestown Balanced Fund's investment objectives are long-term growth of capital and income through investment in a balanced portfolio of equity and fixed income securities. Capital protection and low volatility are important investment goals.

The Jamestown Equity Fund's investment objective is long-term growth of capital through investment in a diversified portfolio composed primarily of common stocks. Current income is incidental to this objective and may not be significant.

The Jamestown Tax Exempt Virginia Fund's investment objectives are to provide current income exempt from federal income taxes and from the personal income taxes of Virginia, to preserve capital, to limit credit risk and to take advantage of opportunities to increase and enhance the value of an investment in the Fund.

The Jamestown International Equity Fund's investment objective is to achieve superior total returns through investment in equity securities of issuers located outside the United States of America.

The following is a summary of the Funds' significant accounting policies:

Securities valuation -- The Funds' portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange (normally 4:00 p.m., Eastern time). Securities which are traded over-the-counter are valued at the last sales price, if available, otherwise, at the last quoted bid price. Securities traded on a national or foreign stock exchange are valued based upon the closing price on the principal exchange where the security is traded. It is expected that fixed income securities will ordinarily be traded in the over-the-counter market, and common stocks will ordinarily be traded on a national securities exchange, but may also be traded in the over-the-counter market. When market quotations are not readily available, fixed income securities may be valued on the basis of prices provided by an independent pricing service. If a pricing service cannot provide a valuation, securities will be valued in good faith at fair value using methods consistent with those determined by the Board of Trustees. Foreign securities are translated from the local currency into U.S. dollars using currency exchange rates supplied by a quotation service.

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================

Repurchase agreements -- The Jamestown Balanced Fund and The Jamestown Equity Fund may enter into joint repurchase agreements with other funds within the Trust. The joint repurchase agreement, which is collateralized by U.S. Government obligations, is valued at cost which, together with accrued interest, approximates market. At the time the Funds enter into the joint repurchase agreement, the seller agrees that the value of the underlying securities, including accrued interest, will at all times be equal to or exceed the face amount of the repurchase agreement. In addition, each Fund actively monitors and seeks additional collateral, as needed.

Share valuation -- The net asset value per share of each Fund is calculated daily by dividing the total value of each Fund's assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of each Fund is equal to the net asset value per share, except that shares of the Jamestown International Equity Fund are subject to a redemption fee of 2% if redeemed within 90 days of the date of purchase.

Investment income -- Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Discounts and premiums on fixed income securities purchased are amortized using the interest method.

Distributions to shareholders -- Dividends arising from net investment income, if any, are declared and paid quarterly to shareholders of The Jamestown Balanced Fund, The Jamestown Equity Fund and The Jamestown International Equity Fund and are declared daily and paid monthly to shareholders of The Jamestown Tax Exempt Virginia Fund. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These "book/tax" differences are either temporary or permanent in nature and are primarily due to losses deferred due to wash sales and treatment for foreign currency transactions.

The tax character of distributions paid during the years ended March 31, 2002 and 2001 was as follows:

------------------------------------------------------------------------------------------------------
                 Year                                                       Exempt-
                Ended       Ordinary       Return of       Long-Term       Interest         Total
               March 31,     Income         Capital      Capital Gains     Dividends     Distributions
------------------------------------------------------------------------------------------------------
Jamestown        2002    $  2,164,245    $         --    $  1,420,487    $         --    $  3,584,732
Balanced Fund    2001    $  2,270,168    $         --    $  1,513,422    $         --    $  3,783,590
------------------------------------------------------------------------------------------------------
Jamestown        2002    $    173,994    $         --    $         --    $         --    $    173,994
Equity Fund      2001    $         --    $         --    $  1,691,982    $         --    $  1,691,982
------------------------------------------------------------------------------------------------------
Jamestown
Tax Exempt       2002    $         --    $         --    $         --    $  1,242,501    $  1,242,501
Virginia Fund    2001    $         --    $         --    $         --    $  1,282,459    $  1,282,459
------------------------------------------------------------------------------------------------------
Jamestown
International    2002    $    270,326    $    413,143    $         --    $         --    $    683,469
Equity Fund      2001    $    604,835    $         --    $  8,919,860    $         --    $  9,524,695
------------------------------------------------------------------------------------------------------

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================
The tax character of distributable earnings at March 31, 2002 were as follows:

-----------------------------------------------------------------------------------------------------
                                       Undistributed     Capital         Unrealized         Total
                                         Ordinary          Loss         Appreciation    Distributable
                                          Income      Carryforwards    (Depreciation)      Earnings
-----------------------------------------------------------------------------------------------------
Jamestown Balanced Fund                $     11,317    $         --     $ 14,592,547     $ 14,603,864
-----------------------------------------------------------------------------------------------------
Jamestown Equity Fund                  $      1,902    $    (84,037)    $ 10,060,378     $  9,978,243
-----------------------------------------------------------------------------------------------------
Jamestown Tax Exempt Virginia Fund     $         --    $   (214,527)    $    684,958     $    470,431
-----------------------------------------------------------------------------------------------------
Jamestown International Equity Fund    $         --    $ (4,874,363)    $ (9,573,764)    $(14,448,127)
-----------------------------------------------------------------------------------------------------

Security transactions -- Security transactions are accounted for on trade date. Cost of securities sold is determined on a specific identification basis.

Securities traded on a "to-be-announced" basis -- The Jamestown Balanced Fund occasionally trades securities on a "to-be-announced" (TBA) basis. In a TBA transaction, the Fund has committed to purchase securities for which all specific information is not yet known at the time of the trade, particularly the face amount in mortgage-backed securities transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other portfolio securities.

Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Change in accounting principle - As required, effective April 1, 2001, the Jamestown Balanced Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies (the Guide) and began amortizing premium on debt securities. Prior to April 1, 2001, the Fund did not amortize premiums on debt securities. The cumulative effect of this accounting change had no impact on total net assets of the Fund, but resulted in a $10,695 reduction in the cost of securities and a corresponding $10,695 increase in net unrealized gains and losses, based on securities held by the Fund on April 1, 2001.

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================
The effect of this change during the year ended March 31, 2002 was to decrease net investment income by $103,108, increase net unrealized gains and losses by $12,622, increase net realized gains and losses by $90,486. As a result, the ratio of net investment income to average net assets decreased by 0.10%, the net investment income per share decreased by $0.02 and the net realized and unrealized gains and losses per share increased by $0.02.

Additionally, as required by the Guide, effective April 1, 2001, the Jamestown Balanced Fund began recording paydown gains and losses on mortgage and asset-backed securities as adjustments to interest income. Prior to April 1, 2001, the Fund recorded paydown gains and losses on mortgage and asset-backed securities as realized gains and losses. The effect of this change during the year ended March 31, 2002 was to decrease net investment income by $1,810 and increase net realized gains and losses by $1,810. As a result, the net investment income per share decreased by less than $0.01 and the ratio of net investment income to average net assets decreased by less than 0.01% for the year ended March 31, 2002.

The Jamestown Tax Exempt The Jamestown Tax Exempt Virginia Fund, as required, also adopted the provisions of the Guide and began accreting market discount on debt securities. Prior to April 1, 2001, the Fund did not accrete market discounts on debt securities. The cumulative effect of this accounting change had no impact on total net assets of the Fund, but resulted in a $7,069 increase in the cost of securities and a corresponding $7,069 decrease in net unrealized gains and losses, based on securities held by the Fund on April 1, 2001.

The effect of this change during the year ended March 31, 2002 was to increase net investment income by $11,515, decrease net unrealized gains and losses by $1,299, decrease net realized gains and losses by $10,216. As a result, the ratio of net investment income to average net assets increased by 0.04%, the net investment income per share increased by less than $0.01 and the net realized and unrealized gains and losses per share decreased by less than $0.01.

Federal income tax -- It is each Fund's policy to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================
The following information is based upon the federal income tax cost of investment securities and covered options as of March 31, 2002:

-------------------------------------------------------------------------------------------------------------
                                               JAMESTOWN        JAMESTOWN        JAMESTOWN        JAMESTOWN
                                                BALANCED          EQUITY         TAX EXEMPT     INTERNATIONAL
                                                  FUND             FUND        VIRGINIA FUND     EQUITY FUND
-------------------------------------------------------------------------------------------------------------
Gross unrealized appreciation ............    $ 15,609,849     $ 10,841,744     $    807,688     $  3,856,690
Gross unrealized depreciation ............      (1,017,392)        (781,449)        (122,730)      (5,157,570)
                                              ------------     ------------     ------------     ------------
Net unrealized appreciation (depreciation)    $ 14,592,457     $ 10,060,295     $    684,958     $ (1,300,880)
                                              ============     ============     ============     ============

Federal income tax cost ..................    $ 81,368,771     $ 44,880,443     $ 32,779,432     $ 44,870,955
                                              ============     ============     ============     ============
-------------------------------------------------------------------------------------------------------------

The difference between the federal income tax cost of portfolio investments and the financial statement cost for The Jamestown Balanced Fund and The Jamestown International Equity Fund is due to certain timing differences in the recognition of capital losses under income tax regulations and accounting principles generally accepted in the United States of America.

As of March 31, 2002, The Jamestown Equity Fund, The Jamestown Tax Exempt Virginia Fund and the Jamestown International Equity Fund had capital loss carryforwards for federal income tax purposes of $84,037, $214,527, and $4,874,363, respectively, of which all expire on March 31, 2010. In addition, the Jamestown International Equity Fund had net realized capital losses of $8,272,829 during the period November 1, 2001 through March 31, 2002, which are treated for federal income tax purposes as arising during the Fund's tax year ending March 31, 2003. These capital loss carryforwards and "post-October" losses may be utilized in future years to offset net realized capital gains prior to distributing such gains to shareholders.

The Funds account and report for distributions to shareholders in accordance with the American Institute of Certified Public Accountant's Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital and Return of Capital Distributions by Investment Companies. For the year ended March 31, 2002, The Jamestown International Equity Fund increased net investment loss by $231,461, increased accumulated net realized loss from security transactions by $294,320 and decreased paid-in capital by $62,859 as a result of a net operating loss and other reclassifications. Net assets were not affected by this change.

2.   INVESTMENT TRANSACTIONS

Investment transactions, other than short-term investments, were as follows for the year ended March 31, 2002:

--------------------------------------------------------------------------------------------------
                                       JAMESTOWN        JAMESTOWN      JAMESTOWN       JAMESTOWN
                                        BALANCED         EQUITY        TAX EXEMPT    INTERNATIONAL
                                          FUND            FUND       VIRGINIA FUND    EQUITY FUND
--------------------------------------------------------------------------------------------------
Purchases of investment securities    $ 62,111,123    $ 48,031,044    $ 12,244,147    $ 39,409,350
                                      ============    ============    ============    ============
Proceeds from sales and maturities
   of investment securities ......    $ 71,189,591    $ 50,886,135    $  8,393,974    $ 43,789,814
                                      ============    ============    ============    ============
--------------------------------------------------------------------------------------------------

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================
3.   TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS
The Funds' investments are managed by Lowe, Brockenbrough & Company, Inc. (the Adviser), under the terms of an Investment Advisory Agreement. Under the Investment Advisory Agreement, The Jamestown Balanced Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate of ..65% on its average daily net assets up to $250 million, .60% on the next $250 million of such net assets and .55% on such net assets in excess of $500 million. The Jamestown Equity Fund pays the Adviser a fee at an annual rate of ..65% on its average daily net assets up to $500 million and .55% on such net assets in excess of $500 million. The Jamestown Tax Exempt Virginia Fund pays the Adviser a fee at an annual rate of .40% on its average daily net assets up to $250 million, .35% on the next $250 million of such net assets and .30% on such net assets in excess of $500 million. The Jamestown International Equity Fund pays the Adviser a fee at an annual rate of 1.00% on its average daily net assets. Certain Trustees and officers of the Trust are also officers of the Adviser.

The Adviser currently intends to limit the total operating expenses of The Jamestown International Equity Fund to 1.38% of its average daily net assets. Accordingly, the Adviser voluntarily waived $68,062 of its investment advisory fees for the Fund during the year ended March 31, 2002.

The Adviser retains Oechsle International Advisors, LLC (Oechsle) to provide The Jamestown International Equity Fund with a continuous program of supervision of the Fund's assets, including the composition of its portfolio, and to furnish advice and recommendations with respect to investments, investment policies and the purchase and sale of securities, pursuant to the terms of a Sub-Advisory Agreement. Under the Sub-Advisory Agreement, the Adviser, not the Fund, pays Oechsle a fee in the amount of one-half of the monthly advisory fee received by the Adviser, net of any investment advisory fee waivers.

ADMINISTRATIVE SERVICES AGREEMENT
Under the terms of an Administrative Services Agreement between the Trust and Ultimus Fund Solutions, LLC (Ultimus), Ultimus provides administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services for the Funds. For these services, Ultimus receives a monthly fee from each of The Jamestown Balanced Fund, The Jamestown Equity Fund and The Jamestown Tax Exempt Virginia Fund at an annual rate of .15% on its respective average daily net assets up to $25 million; .125% on the next $25 million of such net assets; and .10% on such net assets in excess of $50 million. From The Jamestown International Equity Fund, Ultimus receives a monthly fee at an annual rate of ..20% on its average daily net assets up to $25 million; .175% on the next $25 million of such net assets; and .15% on such net assets in excess of $50 million. In addition, each Fund pays out-of-pocket expenses including, but not limited to, postage, supplies and costs of pricing the Funds' portfolio securities. Certain officers of the Trust are also officers of Ultimus, or of Ultimus Fund Distributors, LLC, the principal underwriter of each Fund's shares and an affiliate of Ultimus.

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================
4.   DIRECTED BROKERAGE ARRANGEMENT

In order to reduce the total operating expenses of The Jamestown Balanced Fund and The Jamestown Equity Fund, each Fund's custodian fees and a portion of other operating expenses have been paid through an arrangement with a third-party broker-dealer who is compensated through commission trades. Payment of expenses by the broker-dealer is based on a percentage of commissions earned. Expenses reimbursed through the directed brokerage arrangement totaled $28,000 and $25,000 for The Jamestown Balanced Fund and The Jamestown Equity Fund, respectively, for the year ended March 31, 2002.

5.   FOREIGN CURRENCY TRANSLATION

With respect to The Jamestown International Equity Fund, amounts denominated in or expected to settle in foreign currencies are translated into U.S. dollars based on exchange rates on the following basis:

A. The market values of investment securities and other assets and liabilities are translated at the closing rate of exchange each day.

B. Purchases and sales of investment securities and income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions.

C. The Fund does not isolate that portion of the results of operations caused by changes in foreign exchange rates on investments from those caused by changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on investments.

Reported net realized foreign exchange gains or losses arise from 1) purchases and sales of foreign currencies, 2) currency gains or losses realized between the trade and settlement dates on securities transactions and 3) the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Reported net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in exchange rates.

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================
6.   FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

The Jamestown International Equity Fund enters into forward foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific transactions or portfolio positions. The objective of the Fund's foreign currency hedging transactions is to reduce risk that the U.S. dollar value of the Fund's securities denominated in foreign currency will decline in value due to changes in foreign currency exchange rates. All foreign currency exchange contracts are "marked-to-market" daily at the applicable translation rates resulting in unrealized gains or losses. Realized and unrealized gains or losses are included in the Fund's Statement of Assets and Liabilities and Statement of Operations. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

As of March 31, 2002, The Jamestown International Equity Fund had forward foreign currency exchange contracts outstanding as follows:

--------------------------------------------------------------------------------
                                                                 NET UNREALIZED
 SETTLEMENT             TO RECEIVE       INITIAL        MARKET    APPRECIATION
    DATE               (TO DELIVER)       VALUE         VALUE    (DEPRECIATION)
--------------------------------------------------------------------------------
Contracts To Sell ...
   4/2/02               (82,115) GBP    $  117,047    $ 116,932      $  115
                                        ----------    ---------      ------

Contracts To Buy ....
   4/3/02 ...........    49,308  EUR       (43,011)     (43,010)         (1)
   4/4/02 ...........   135,150  EUR      (117,743)    (117,881)        138
   4/2/02 ...........   122,082  GBP      (174,210)    (173,844)       (366)
   4/3/02 ...........   181,510  GBP      (258,616)    (258,421)       (195)
   4/4/02 ...........    95,916  GBP      (136,690)    (136,549)       (141)
   4/1/02 ...........    60,370  SGD       (32,698)     (32,741)         43
   4/2/02 ...........    30,280  SGD       (16,439)     (16,422)        (17)
   4/3/02 ...........    15,237  SGD        (8,285)      (8,264)        (21)
                                        ----------    ---------      ------
Total buy contracts .                     (787,692)    (787,132)       (560)
                                        ----------    ---------      ------

Net contracts .......                   $ (670,645)   $(670,200)     $ (445)
                                        ==========    =========      ======
--------------------------------------------------------------------------------

EUR - Euro Dollar      GBP - British Pound Sterling       SGD - Singapore Dollar

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================
7.   COVERED CALL OPTIONS

A summary of covered call option contracts during the year ended March 31, 2002 is as follows:

---------------------------------------------------------------------------------------------------
                                                  The Jamestown                The Jamestown
                                                  Balanced Fund                 Equity Fund
                                            -------------------------------------------------------
                                             Option          Option        Option          Option
                                            Contracts       Premiums      Contracts       Premiums
---------------------------------------------------------------------------------------------------
Options outstanding at beginning of year           380     $  318,599            256     $  223,224
Options written ........................            --             --             --             --
Options cancelled in a closing purchase
   transaction .........................          (280)      (277,651)          (196)      (198,655)
Options expired ........................          (100)       (40,948)           (60)       (24,569)
                                            ----------     ----------     ----------     ----------

Options outstanding at end of year .....            --     $       --             --     $       --
                                            ==========     ==========     ==========     ==========
---------------------------------------------------------------------------------------------------

THE JAMESTOWN BALANCED FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 2002
================================================================================
  SHARES       COMMON STOCKS -- 60.6%                                  VALUE
--------------------------------------------------------------------------------
               CONSUMER DISCRETIONARY-- 6.9%
      30,400   Home Depot, Inc. ............................       $  1,477,744
      51,900   Mattel, Inc. ................................          1,081,596
      40,000   Target Corporation ..........................          1,724,800
      19,000   Wal-Mart Stores, Inc. .......................          1,164,510
      55,000   Walt Disney Company (The) ...................          1,269,400
                                                                   ------------
                                                                      6,718,050
                                                                   ------------

               CONSUMER STAPLES-- 4.8%
      46,000   Anheuser-Busch Companies, Inc. ..............          2,401,200
      16,000   Kimberly-Clark Corporation ..................          1,034,400
      40,500   SYSCO Corporation ...........................          1,207,710
                                                                   ------------
                                                                      4,643,310
                                                                   ------------
               ENERGY-- 3.1%
      22,100   Anadarko Petroleum Corporation ..............          1,247,324
      19,760   ChevronTexaco Corporation ...................          1,783,735
                                                                   ------------
                                                                      3,031,059
                                                                   ------------

               FINANCIALS-- 13.2%
      12,300   American International Group, Inc. ..........            887,322
      13,700   Bank of America Corporation .................            931,874
      23,500   Capital One Financial Corporation ...........          1,500,475
      51,000   Citigroup, Inc. .............................          2,525,520
      20,000   Fannie Mae ..................................          1,597,600
      21,000   H & R Block, Inc. ...........................            933,450
      38,800   Principal Financial Group, Inc.(a) ..........            981,640
      50,000   Prudential Financial, Inc.(a) ...............          1,552,500
      38,300   Wells Fargo & Company .......................          1,892,020
                                                                   ------------
                                                                     12,802,401
                                                                   ------------

               HEALTHCARE-- 9.4%
      31,500   Anthem, Inc.(a) .............................          1,813,455
      20,000   Johnson & Johnson ...........................          1,299,000
      14,000   Medtronic, Inc. .............................            632,940
      64,075   Pfizer, Inc. ................................          2,546,341
      26,600   Tenet Healthcare Corporation(a) .............          1,782,732
      16,000   Wyeth .......................................          1,050,400
                                                                   ------------
                                                                      9,124,868
                                                                   ------------

               INDUSTRIALS-- 11.2%
      12,300   Automatic Data Processing, Inc. .............            716,721
      95,940   Cendant Corporation(a) ......................          1,842,048
      11,000   First Data Corporation ......................            959,750
      16,000   General Dynamics Corporation ................          1,503,200
      51,900   General Electric Company ....................          1,943,655
      85,000   Norfolk Southern Corporation ................          2,034,900
      56,000   Tyco International Ltd. .....................          1,809,920
                                                                   ------------
                                                                     10,810,194
                                                                   ------------

THE JAMESTOWN BALANCED FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
   SHARES      COMMON STOCKS -- 60.6% (Continued)                      VALUE
--------------------------------------------------------------------------------
               INFORMATION TECHNOLOGY-- 6.3%
      20,000   Affiliated Computer Services, Inc.(a) .......       $  1,122,600
      31,000   Cadence Design Systems, Inc.(a) .............            700,910
      36,000   Cisco Systems, Inc.(a) ......................            609,480
      19,600   Electronic Data Systems Corporation .........          1,136,604
      20,600   Intel Corporation ...........................            626,446
      31,000   Microsoft Corporation (a) ...................          1,869,610
                                                                   ------------
                                                                      6,065,650
                                                                   ------------

               MATERIALS-- 0.8%
      40,100   Pactiv Corporation(a) .......................            802,802
                                                                   ------------

               TELECOMMUNICATION SERVICES-- 3.0%
      27,600   BellSouth Corporation .......................          1,017,336
      27,900   Nokia Corporation - ADR .....................            578,646
      29,000   Verizon Communications, Inc. ................          1,323,850
                                                                   ------------
                                                                      2,919,832
                                                                   ------------
               UTILITIES-- 1.9%
      40,700   El Paso Energy Corporation ..................          1,792,021
                                                                   ------------

               TOTAL COMMON STOCK (Cost $44,775,470) .......       $ 58,710,187
                                                                   ------------

================================================================================
    PAR
   VALUE       U.S. TREASURY OBLIGATIONS -- 4.5%                       VALUE
--------------------------------------------------------------------------------
               U.S. TREASURY NOTES-- 4.2%
$    400,000   6.375%, due 08/15/2002 ......................       $    406,624
   1,500,000   5.75%, due 08/15/2003 .......................          1,552,260
   1,000,000   6.75%, due 05/15/2005 .......................          1,068,750
   1,000,000   7.00%, due 07/15/2006 .......................          1,084,370
                                                                   ------------
                                                                      4,112,004
                                                                   ------------

               U.S. TREASURY INFLATION-PROTECTION NOTES-- 0.3%
     228,866   3.375%, due 01/15/2007 ......................            233,372
                                                                   ------------

               TOTAL TREASURY NOTES (Cost $4,160,901) ......       $  4,345,376
                                                                   ------------

THE JAMESTOWN BALANCED FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
    PAR
   VALUE       U.S. GOVERNMENT AGENCY OBLIGATIONS-- 8.9%               VALUE
--------------------------------------------------------------------------------
               FEDERAL HOME LOAN BANK-- 1.6%
$  1,000,000   5.375%, due 01/05/2004 ......................       $  1,026,870
     500,000   4.125%, due 01/14/2005 ......................            495,625
                                                                   ------------
                                                                      1,522,495
                                                                   ------------

               FEDERAL HOME LOAN MORTGAGE CORPORATION-- 1.6%
   1,500,000   6.625%, due 09/15/2009 ......................          1,569,615
                                                                   ------------

               FEDERAL NATIONAL MORTGAGE ASSOCIATION-- 5.7%
   2,500,000   7.00%, due 07/15/2005 .......................          2,672,275
   1,400,000   6.00%, due 12/15/2005 .......................          1,451,618
   1,250,000   7.25%, due 01/15/2010 .......................          1,354,887
                                                                   ------------
                                                                      5,478,780
                                                                   ------------

               TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
                 (Cost $8,142,135) ........................        $  8,570,890
                                                                   ------------

================================================================================
    PAR
   VALUE       MORTGAGE-BACKED SECURITIES -- 2.7%                      VALUE
--------------------------------------------------------------------------------
               FEDERAL HOME LOAN MORTGAGE CORPORATION - 1.5%
$    452,592   Pool #1471, 7.00%, due 03/15/2008 ...........       $    469,279
     175,000   Pool #1655, 6.50%, due 10/15/2008 ...........            181,014
     786,266   Pool #E00616, 6.00%, due 01/15/2014 .........            789,710
                                                                   ------------
                                                                      1,440,003
                                                                   ------------

               FEDERAL NATIONAL MORTGAGE ASSOCIATION-- 1.2%
     409,178   Series #93-18-PJ, 6.50%, due 12/25/2007 .....            421,069
     781,454   Pool #380512, 6.15%, due 08/01/2008 .........            790,245
                                                                   ------------
                                                                      1,211,314
                                                                   ------------

               TOTAL MORTGAGE-BACKED SECURITIES (Cost $2,596,253)  $  2,651,317
                                                                   ------------

================================================================================
    PAR
   VALUE       ASSET-BACKED SECURITIES -- 1.0%                         VALUE
--------------------------------------------------------------------------------
               STUDENT LOAN MARKETING ASSOCIATION-- 0.4%
$    126,719   Series #97-3-A1, 3.029%, adjustable rate,
                 due 04/25/2006 ............................       $    126,758
     251,487   Series #98-1-A1, 3.139%, adjustable rate,
                 due 01/25/2007 ............................            250,954
                                                                   ------------
                                                                        377,712
                                                                   ------------
               OTHER ASSET-BACKED SECURITIES-- 0.6%
     124,844   Fleetwood Credit Corporation Grantor Trust
                 #95-A-A, 8.45%, due 11/15/2010 ............            125,469
     500,000   MBNA Master Credit Card Trust #98-J-A,
                 5.25%, due 02/15/2006 .....................            507,185
                                                                   ------------
                                                                        632,654
                                                                   ------------

               TOTAL ASSET-BACKED SECURITIES (Cost $984,881)       $  1,010,366
                                                                   ------------

THE JAMESTOWN BALANCED FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
    PAR
   VALUE       CORPORATE BONDS -- 17.3%                                VALUE
--------------------------------------------------------------------------------
               Alcoa, Inc.,
$    500,000     6.50%, due 06/01/2011 .....................       $    505,420
               American Home Products Corporation,
     500,000     7.90%, due 02/15/2005 .....................            539,355
               Anheuser-Busch Companies, Inc.,
     249,000     5.375%, due 09/15/2008 ....................            239,346
               Associates Corporation, N.A.,
     375,000     5.75%, due 11/01/2003 .....................            385,417
               BB&T Corporation,
     325,000     6.50%, due 08/01/2011 .....................            324,490
               Boeing Capital Corporation,
     300,000     7.10%, due 09/27/2005 .....................            310,212
     500,000     5.65%, due 05/15/2006 .....................            494,700
               Burlington Resources, Inc.,
     450,000     6.68%, due 02/15/2011 .....................            446,031
               CVS Corporation,
     250,000     5.625%, due 03/15/2006 ....................            247,322
               Citigroup, Inc.,
     700,000     7.45%, due 06/06/2002 .....................            706,440
     200,000     5.00%, due 03/06/2007 .....................            193,644
               Conoco, Inc.,
     750,000     5.90%, due 04/15/2004 .....................            768,397
               Deutsche Telekom AG,
     500,000     8.00%, due 06/15/2010 .....................            520,260
               Donaldson Lufkin Jenrette, Inc.,
     500,000     6.875%, due 11/1/2005 .....................            520,175
               Dover Corporation,
     345,000     6.50%, due 02/15/2011 .....................            347,018
               Duke Realty L.P. Medium Term Notes,
     390,000     6.75%, due 05/30/2008 .....................            387,430
               ERP Operating L.P.,
     875,000     6.65%, due 11/15/2003 .....................            897,575
               Ford Motor Credit Company,
     250,000     8.00%, due 06/15/2002 .....................            250,895
               FPL Group Capital, Inc.,
     500,000     7.375%, due 06/01/2009 ....................            520,005
               General Electric Capital Corporation,
     420,000     6.52%, due 10/08/2002 .....................            427,858
               Goldman Sachs Group,
     625,000     6.65%, due 05/15/2009 .....................            626,306
               GTE Northwest, Inc.,
     500,000     6.30%, due 06/01/2010 .....................            485,085
               Household Financial Company,
     425,000     6.40%, due 06/17/2008 .....................            415,323
               J.P. Morgan Chase & Company,
     450,000     6.75%, due 02/01/2011 .....................            450,504
               Manitoba (Province of) Medium Term Notes,
     205,000     5.50%, due 10/01/2008 .....................            202,388

THE JAMESTOWN BALANCED FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
    PAR
   VALUE       CORPORATE BONDS -- 17.3% (Continued)                     VALUE
--------------------------------------------------------------------------------
               Marsh & McClennan Companies, Inc.,
$    309,000     6.625%, due 06/15/2004 ....................       $    322,871
               May Department Stores Company,
     510,000     5.95%, due 11/01/2008 .....................            499,448
               Morgan Stanley Dean Witter & Company,
     350,000     6.75%, due 04/15/2011 .....................            351,565
               National City Corporation,
     575,000     7.20%, due 05/15/2005 .....................            606,499
               Norwest Financial, Inc.,
     615,000     5.375%, 09/30/2003 ........................            628,690
               Prologis Trust,
     225,000     7.00%, due 10/01/2003 .....................            230,893
               SBC Communciations, Inc. Medium Term Notes,
     400,000     6.875%, due 08/15/2006 ....................            422,292
               SBC Communciations, Inc.,
     435,000     6.625%, due 11/01/2009 ....................            445,527
               Pepsico, Inc.,
     375,000     4.50%, due 09/15/2004 .....................            374,288
               Pharmacia Corporation,
     250,000     5.75%, due 12/01/2005 .....................            253,913
               Sears Roebuck Acceptance Corporation,
     465,000     6.99%, due 09/30/2002 .....................            472,580
               SunTrust Banks, Inc.,
     300,000     6.00%, due 01/01/2028 .....................            295,659
               Union Camp Corporation,
     630,000     6.50%, due 11/15/2007 .....................            630,214
                                                                   ------------

               TOTAL CORPORATE BONDS (Cost $16,539,872) ....       $ 16,746,035
                                                                   ------------

================================================================================
   SHARES      MONEY MARKET -- 4.1%                                    VALUE
--------------------------------------------------------------------------------
   3,927,057   First American Treasury Obligation Fund -
                 Class S (Cost $3,927,057) .................       $  3,927,057
                                                                   ------------

               TOTAL INVESTMENTS AT VALUE-- 99.1%
                 (Cost $81,126,569) ........................       $ 95,961,228

               OTHER ASSETS IN EXCESS OF LIABILITIES-- 0.9%             862,983
                                                                   ------------

               NET ASSETS-- 100.0% .........................       $ 96,824,211
                                                                   ============

(a)  Non-income producing security.

See accompanying notes to financial statements.

THE JAMESTOWN EQUITY FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 2002
================================================================================
                                                                      MARKET
   SHARES      COMMON STOCKS -- 91.2%                                  VALUE
--------------------------------------------------------------------------------
               CONSUMER DISCRETIONARY-- 10.6%
      26,100   Home Depot, Inc. ............................       $  1,268,721
      44,900   Mattel, Inc. ................................            935,716
      35,000   Target Corporation ..........................          1,509,200
      16,000   Wal-Mart Stores, Inc. .......................            980,640
      47,000   Walt Disney Company (The) ...................          1,084,760
                                                                   ------------
                                                                      5,779,037
                                                                   ------------

               CONSUMER STAPLES-- 7.4%
      40,000   Anheuser-Busch Companies, Inc. ..............          2,088,000
      14,000   Kimberly-Clark Corporation ..................            905,100
      35,800   SYSCO Corporation ...........................          1,067,556
                                                                   ------------
                                                                      4,060,656
                                                                   ------------

               ENERGY-- 4.6%
      19,600   Anadarko Petroleum Corporation ..............          1,106,224
      16,800   ChevronTexaco Corporation ...................          1,516,536
                                                                   ------------
                                                                      2,622,760
                                                                   ------------
               FINANCIAL-- 19.0%
      12,100   Bank of America Corporation .................            823,042
      20,000   Capital One Financial Corporation ...........          1,277,000
      45,000   Citigroup, Inc. .............................          2,228,400
      17,000   Fannie Mae ..................................          1,357,960
      18,500   H & R Block, Inc. ...........................            822,325
      34,200   Principal Financial Group, Inc.(a) ..........            865,260
      43,000   Prudential Financial, Inc.(a) ...............          1,335,150
      33,900   Wells Fargo & Company .......................          1,674,660
                                                                   ------------
                                                                     10,383,797
                                                                   ------------
               HEALTHCARE-- 14.4%
      28,000   Anthem, Inc.(a) .............................          1,611,960
      18,000   Johnson & Johnson ...........................          1,169,100
      12,200   Medtronic, Inc. .............................            551,562
      54,000   Pfizer, Inc. ................................          2,145,960
      22,800   Tenet Healthcare Corporation(a) .............          1,528,056
      13,500   Wyeth .......................................            886,275
                                                                   ------------
                                                                      7,892,913
                                                                   ------------
               INDUSTRIALS-- 16.7%
      10,200   Automatic Data Processing, Inc. .............            594,354
      82,000   Cendant Corporation(a) ......................          1,574,400
       9,000   First Data Corporation ......................            785,250
      13,500   General Dynamics Corporation ................          1,268,325
      45,700   General Electric Company ....................          1,711,465
      72,000   Norfolk Southern Corporation ................          1,723,680
      47,000   Tyco International Ltd. .....................          1,519,040
                                                                   ------------
                                                                      9,176,514
                                                                   ------------

THE JAMESTOWN EQUITY FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
                                                                      MARKET
   SHARES      COMMON STOCKS -- 91.2% (Continued)                      VALUE
--------------------------------------------------------------------------------
               INFORMATION TECHNOLOGY-- 9.9%
      18,000   Affiliated Computer Services, Inc.(a) .......       $  1,010,340
      26,500   Cadence Design Systems, Inc.(a) .............            599,165
      31,000   Cisco Systems, Inc.(a) ......................            524,830
      16,600   Electronic Data Systems Corporation .........            962,634
      18,200   Intel Corporation ...........................            553,462
      29,000   Microsoft Corporation(a) ....................          1,748,990
                                                                   ------------
                                                                      5,399,421
                                                                   ------------

               MATERIALS-- 1.3%
      34,300   Pactiv Corporation(a) .......................            686,686
                                                                   ------------

               TELECOMMUNICATION SERVICES-- 4.5%
      23,400   BellSouth Corporation .......................            862,524
      24,900   Nokia Corporation - ADR .....................            516,426
      24,000   Verizon Communications, Inc. ................          1,095,600
                                                                   ------------
                                                                      2,474,550
                                                                   ------------
               UTILITIES-- 2.8%
      34,700   El Paso Energy Corporation ..................          1,527,841
                                                                   ------------

               TOTAL COMMON STOCKS-- 91.2% (Cost $39,943,880)      $ 50,004,175
                                                                   ------------

================================================================================
               MONEY MARKETS-- 9.0%
--------------------------------------------------------------------------------
   4,936,563   First American Treasury Obligation Fund -
                 Class S (Cost $4,936,563) .................       $  4,936,563
                                                                   ------------


               TOTAL INVESTMENTS AT VALUE-- 100.2%
                 (Cost $44,880,443) ........................       $ 54,940,738

               LIABILITIES IN EXCESS OF OTHER ASSETS-- (0.2%)          (133,568)
                                                                   ------------

               NET ASSETS-- 100.0% .........................       $ 54,807,170
                                                                   ============

(a)  Non-income producing security.

See accompanying notes to financial statements.

THE JAMESTOWN TAX EXEMPT VIRGINIA FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 2002
================================================================================
    PAR        VIRGINIA FIXED RATE REVENUE AND GENERAL
   VALUE       OBLIGATION (GO) BONDS-- 97.0%                           VALUE
--------------------------------------------------------------------------------
               Albermarle Co., Virginia, Industrial Dev.
                 Authority, Health Serv., Revenue,
$    800,000     2.25%, floating rate, due 10/01/2022 ......       $    800,000
               Arlington Co., Virginia, GO,
     990,000     5.40%, due 06/01/2014, prerefunded 06/01/2005        1,018,779
               Chesapeake Bay Bridge and Tunnel,
                 Commonwealth, Virginia, Revenue,
   1,000,000     5.70%, due 07/01/2008 .....................          1,085,960
               Chesapeake, Virginia, GO,
   1,000,000     5.50%, due 05/01/2011, prerefunded 05/01/2005        1,073,000
               Chesterfield Co., Virginia, GO,
      85,000     6.25%, due 07/15/2005 .....................             87,508
   1,000,000     4.75%, due 01/01/2013 .....................          1,009,460
               Fairfax Co., Virginia, GO,
     210,000     5.60%, due 05/01/2003 .....................            211,690
               Greater Richmond, Virginia, Convention Center
                 Authority, Revenue,
     550,000     5.50%, due 06/15/2008 .....................            580,399
               Hampton, Virginia, GO,
   1,000,000     5.50%, due 02/01/2012 .....................          1,078,750
               Hanover Co., Virginia, Industrial Dev.
                 Authority, Revenue,
   1,000,000     6.50%, due 08/15/2009 .....................          1,127,030
     165,000     6.25%, due 10/01/2011 .....................            168,881
   1,000,000     5.125%, due 07/15/2013 ....................          1,039,970
               Henrico Co., Virginia, Economic Dev.
                 Authority, Revenue,
   1,000,000     5.50%, due 11/01/2008 .....................          1,073,540
               Medical College of Virginia Hospitals
                 Authority, Revenue,
     700,000     5.00%, due 07/01/2013 .....................            713,223
               Newport News, Virginia, GO,
   1,000,000     5.625%, due 07/01/2014, prerefunded 07/01/2007       1,058,790
               Norfolk, Virginia, Industrial Dev.
                 Authority, Revenue,
   1,000,000     6.50%, due 11/01/2013, prerefunded 11/01/2006        1,077,730
               Norfolk, Virginia, GO,
     500,000     5.25%, due 06/01/2008, prerefunded 06/01/2005          522,035
     300,000     5.75%, due 06/01/2011 .....................            322,911
               Norfolk, Virginia, Water, Revenue,
   1,000,000     5.00%, due 11/01/2016 .....................          1,004,490
               Pamunkey, Virginia, Regional Jail Authority,
                 Jail Facility, Revenue,
   1,000,000     5.70%, due 01/01/2010 .....................          1,064,510
               Pocahontas Parkway Assoc., Virginia Toll
                 Road, Revenue,
     450,000     5.00%, due 08/15/2005 .....................            421,231
               Portsmouth, Virginia, GO,
     800,000     5.00%, due 08/01/2017 .....................            799,944
               Prince William Co., Virginia, Park Authority, Revenue,
     250,000     6.10%, due 10/15/2004 .....................            268,008
               Richmond, Virginia, GO,
   1,000,000     5.45%, due 01/15/2008 .....................          1,067,900
               Richmond, Virginia, Metropolitan Authority,
                 Expressway, Revenue,
     500,000     6.05%, due 07/15/2005 .....................            515,955
               Riverside, Virginia, Regional Jail Authority, Revenue,
     455,000     5.625%, due 07/01/2007 ....................            484,766

THE JAMESTOWN TAX EXEMPT VIRGINIA FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
    PAR        VIRGINIA FIXED RATE REVENUE AND GENERAL
   VALUE       OBLIGATION (GO) BONDS-- 97.0% (Continued)               VALUE
--------------------------------------------------------------------------------
               Roanoke, Virginia, GO,
$  1,000,000     5.00%, due 08/01/2009, prerefunded 08/01/2008     $  1,043,510
               Southeastern Public Service Authority,
                 Virginia, Revenue,
   1,000,000     5.00%, due 07/01/2015 .....................          1,017,410
               Suffolk, Virginia, GO,
   1,000,000     5.00%, due 12/01/2015, prerefunded 12/01/2009        1,013,290
     350,000     5.80%, due 06/01/2011 .....................            374,178
               University of Richmond, Revenue,
   1,000,000     5.25%, due 06/01/2012 .....................          1,054,020
               Upper Occoquan, Virginia, Sewer Authority, Revenue,
     700,000     5.00%, due 07/01/2015 .....................            701,813
               Virginia Beach, Virginia, GO,
   1,000,000     5.25%, due 08/01/2010 .....................          1,059,250
               Virginia College Building Authority, Educational
                 Facilities, Revenue,
   1,000,000     5.55%, due 11/01/2019 .....................          1,060,270
               Virginia Commonwealth Transportation Board, Revenue,
     850,000     7.25%, due 05/15/2020, prerefunded 05/15/2007          975,349
               Virginia Residential Authority, Revenue,
     500,000     5.50%, due 05/01/2017, prerefunded 05/01/2010          519,915
               Virginia State, GO,
   1,000,000     5.375%, due 06/01/2003 ....................          1,035,870
               Virginia State Housing Dev. Authority,
                 Commonwealth Mortgage, Revenue,
   1,000,000     6.05%, due 01/01/2013 .....................          1,047,280
               Virginia State Housing Dev. Authority,
                 Multi-Family, Revenue,
     150,000     6.60%, due 11/01/2012 .....................            156,618
     150,000     6.30%, due 11/01/2015 .....................            154,720
               Virginia State Public Building Authority, Revenue,
     900,000     6.00%, due 08/01/2003 .....................            919,125
               Virginia State Public School Authority, Revenue,
   1,000,000     5.25%, due 08/01/2009 .....................          1,061,150
                                                                   ------------

               TOTAL VIRGINIA FIXED RATE REVENUE AND GENERAL
               OBLIGATION (GO) BONDS (Cost $32,193,638)            $ 32,870,228
                                                                   ------------

================================================================================
   SHARES      MONEY MARKET-- 1.7%
--------------------------------------------------------------------------------
     594,162   First American Tax Free Obligation Fund -
                 Class S (Cost $594,162) ...................       $    594,162
                                                                   ------------

               TOTAL INVESTMENTS AT VALUE-- 98.7%
                 (Cost $32,787,800) ........................       $ 33,464,390

               OTHER ASSETS IN EXCESS OF LIABILITIES-- 1.3%             431,752
                                                                   ------------

               NET ASSETS-- 100.0% .........................       $ 33,896,142
                                                                   ============

See accompanying notes to financial statements.

THE JAMESTOWN INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 2002
================================================================================
   SHARES      COMMON STOCKS -- 99.0%                                  VALUE
--------------------------------------------------------------------------------
               AUSTRALIA-- 1.7%
     119,699   BHP Billiton Ltd. ...........................       $    728,270
                                                                   ------------
               FINLAND-- 2.4%
      31,033   Nokia Oyj ...................................            655,983
      32,417   Stora Enso Oyj ..............................            410,069
                                                                   ------------
                                                                      1,066,052
                                                                   ------------
               FRANCE-- 15.8%
      12,152   Accor SA ....................................            487,665
      15,753   Aventis SA ..................................          1,088,439
       4,040   Compagnie De Saint-Gobain ...................            659,433
      34,365   European Aeronautic Defence and Space Company            484,477
      11,944   LVMH Moet Hennessy Louis Vuitton SA .........            608,525
       8,619   Sanofi-Synthelabo SA ........................            553,414
       8,890   Schneider Electric SA .......................            449,827
      21,460   Suez SA .....................................            606,958
       5,043   Total Fina Elf ..............................            778,714
      13,870   Valeo SA ....................................            615,899
      16,183   Vivendi Universal SA ........................            629,382
                                                                   ------------
                                                                      6,962,733
                                                                   ------------
               GERMANY-- 8.3%
       3,695   Allianz AG ..................................            873,573
       2,423   Muenchener Reuckversicherungs-Gesellschaft AG            602,440
       4,885   SAP AG ......................................            741,531
      14,552   Siemens AG ..................................            952,137
       9,170   Volkswagon AG ...............................            479,995
                                                                   ------------
                                                                      3,649,676
                                                                   ------------
               HONG KONG-- 3.7%
     187,500   China Mobile (Hong Kong) Ltd.(a) ............            579,342
      69,100   Hutchison Whampoa Ltd. ......................            609,070
      59,000   Sun Hung Kai Properties Ltd. ................            448,185
                                                                   ------------
                                                                      1,636,597
                                                                   ------------
               ITALY-- 3.7%
      61,094   ENI SpA .....................................            895,413
      87,876   Mediaset SpA ................................            755,131
                                                                   ------------
                                                                      1,650,544
                                                                   ------------
               JAPAN-- 21.5%
      69,000   Bridgestone Corporation .....................            937,111
      19,000   Cannon, Inc. ................................            705,323
      21,510   Kao Corporation .............................            400,873
      69,000   Matsushita Electric Industrial Company Ltd. .            841,317
       9,500   Murata Manufacturing Company Ltd. ...........            609,273
     195,000   Nissan Motor Company Ltd. ...................          1,409,514
      28,000   Nomura Holdings, Inc. .......................            363,165
       4,300   Orix Corporation ............................            322,496
       5,540   Rohm Company ................................            831,826
      91,000   Sharp Corporation ...........................          1,200,196

THE JAMESTOWN INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
   SHARES      COMMON STOCKS -- 99.0% (Continued)                      VALUE
--------------------------------------------------------------------------------
               JAPAN-- 21.5% (Continued)
      18,600   Shin-Etsu Chemical Company Ltd. .............       $    787,309
      14,900   Tokyo Electron Ltd. .........................          1,035,417
                                                                   ------------
                                                                      9,443,820
                                                                   ------------
               KOREA-- 5.1%
      12,367   Pohang Iron & Steel Company Ltd. - ADR ......            323,397
       1,688   Pohang Iron & Steel Company Ltd. ............            175,548
       3,662   Samsung Electronics Company Ltd - GDR .......            493,299
       2,975   Samsung Electronics Company Ltd .............            801,509
      18,692   SK Telecom Company Ltd - ADR ................            459,823
                                                                   ------------
                                                                      2,253,576
                                                                   ------------
               LUXEMBOURG-- 1.0%
      34,319   Arcelor NPV .................................            452,092
                                                                   ------------

               NETHERLANDS-- 10.1%
       6,590   Gucci Group NV - ADR ........................            609,707
      33,914   KPN NA ......................................            173,673
      34,686   Koninklijke KPN NV ..........................            177,627
      31,197   Philips Electronics NV ......................            951,753
      11,884   Unilever NV - CVA ...........................            682,188
      31,681   VNU NV ......................................          1,006,041
      39,027   Wolters Kluwer NV ...........................            817,132
                                                                   ------------
                                                                      4,418,121
                                                                   ------------
               SINGAPORE-- 0.2%
      13,000   United Overseas Bank Ltd. ...................            107,164
                                                                   ------------

               SPAIN-- 1.3%
      49,959   Telefonica SA(a) ............................            560,053
                                                                   ------------

               SWITZERLAND-- 3.6%
      22,892   Credit Suisse Group .........................            867,740
       9,083   Roche Holding AG(a) .........................            706,150
                                                                   ------------
                                                                      1,573,890
                                                                   ------------

               TAIWAN-- 2.4%
      22,351   Taiwan Semiconductor Manufacturing
                 Company Ltd - ADR(a) ......................            463,783
      55,643   United Microelectronics Corporation - ADR(a)             592,598
                                                                   ------------
                                                                      1,056,381
                                                                   ------------

               TURKEY-- 0.1%
       1,676   Turkcell Iletisim Hizmetleri AS - ADR(a) ....             27,235
                                                                   ------------

               UNITED KINGDOM-- 18.1%
      18,424   Astrazeneca PLC .............................            914,055
      48,955   BAA PLC .....................................            441,974
     229,260   Bae Systems PLC .............................          1,093,662
      33,311   British Sky Broadcasting Group PLC ..........            394,658
     197,881   BT Group PLC ................................            788,991
      18,305   GlaxoSmithKline PLC .........................            430,355
      52,597   HSBC Holdings PLC ...........................            608,173
      24,686   Imperial Tobacco PLC ........................            407,245

THE JAMESTOWN INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
   SHARES      COMMON STOCKS -- 99.0% (Continued)                      VALUE
--------------------------------------------------------------------------------
               UNITED KINGDOM-- 18.1%(Continued)
      94,963   Marks & Spencer Group PLC ...................       $    524,681
     152,039   Reed International PLC ......................          1,472,224
     491,358   Vodafone Group PLC ..........................            907,853
                                                                   ------------
                                                                      7,983,871
                                                                   ------------

               TOTAL COMMON STOCK (Cost $43,847,069)               $ 43,570,075

               OTHER ASSETS IN EXCESS OF LIABILITIES-- 1.0%             451,826
                                                                   ------------

               NET ASSETS-- 100.0%                                 $ 44,021,901
                                                                   ============

(a)  Non-income producing security.

See accompanying notes to financial statements.

REPORT OF INDEPENDENT CERTIFIED PUBLIC
ACCOUNTANTS
================================================================================

To the Shareholders and Board of Trustees
The Williamsburg Investment Trust
Cincinnati, Ohio

     We have audited the accompanying statements of assets and liabilities of The Jamestown Balanced Fund, The Jamestown Equity Fund, The Jamestown Tax Exempt Virginia Fund and The Jamestown International Equity Fund (each a series of The Williamsburg Investment Trust), including the portfolios of investments, as of March 31, 2002, and the related statements of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2002 by correspondence with the custodian and brokers. Where brokers have not replied to our confirmation requests, we have carried out other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of The Jamestown Balanced Fund, The Jamestown Equity Fund, The Jamestown Tax Exempt Virginia Fund and The Jamestown International Equity Fund as of March 31, 2002, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                                     Tait, Weller & Baker

Philadelphia, Pennsylvania
April 26, 2002

BOARD OF TRUSTEES AND EXECUTIVE OFFICERS
(UNAUDITED)
================================================================================
Overall responsibility for management of the Funds rests with the Board of Trustees. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement or removal. The Trustees, in turn, elect the officers of the Funds to actively supervise its day-to-day operations. The officers have been elected for an annual term. The following are the Trustees and executive officers of the Funds:

                                                                           POSITION HELD                 LENGTH OF
TRUSTEE                       ADDRESS                            AGE       WITH THE TRUST                TIME SERVED
-----------------------------------------------------------------------------------------------------------------------------
*John T. Bruce                800 Main Street                    49        Chairman and Trustee          Since September 1988
                              Lynchburg, VA
-----------------------------------------------------------------------------------------------------------------------------
*Austin Brockenbrough III     1802 Bayberry Court                65        Trustee and Vice President    Since September 1988
                              Suite 400, Richmond, VA
-----------------------------------------------------------------------------------------------------------------------------
*Charles M. Caravati, Jr.     931 Broad Street Road              65        Trustee                       Since June 1991
                              Manakin-Sabot, VA
-----------------------------------------------------------------------------------------------------------------------------
J. Finley Lee                 200 Westminster Drive              62        Trustee                       Since September 1988
                              Chapel Hill, NC
-----------------------------------------------------------------------------------------------------------------------------
*Richard Mitchell             150 Government Street              52        Trustee                       Since June 1991
                              Mobile, AL
-----------------------------------------------------------------------------------------------------------------------------
Richard L. Morrill            G19 Boatright Library              62       Trustee                        Since March 1993
                              Richmond, VA
-----------------------------------------------------------------------------------------------------------------------------
Harris V. Morrissette         100 Jacintoport Boulevard          42       Trustee                        Since March 1993
                              Saraland, AL
-----------------------------------------------------------------------------------------------------------------------------
Erwin H. Will, Jr.            47 Willway Avenue                  69       Trustee                        Since July 1997
                              Richmond, VA
-----------------------------------------------------------------------------------------------------------------------------
Samuel B. Witt III            2300 Clarendon Boulevard           66        Trustee                       Since November 1988
                              Suite 407, Arlington, VA
-----------------------------------------------------------------------------------------------------------------------------
Charles M. Caravati III       1802 Bayberry Court                37        President, Jamestown          Since January 1996
                              Suite 400, Richmond, VA                      Balanced Fund, Equity
                                                                           Fund and International
                                                                           Equity Fund
-----------------------------------------------------------------------------------------------------------------------------
Beth Ann Gustafson            1802 Bayberry Court                44        President, Jamestown Tax      Since March 1995
                              Suite 400, Richmond, VA                      Exempt Virginia Fund
-----------------------------------------------------------------------------------------------------------------------------
Lawrence B. Whitlock, Jr.     1802 Bayberry Court, Suite 400     54        Vice President, Jamestown     Since February 2002
                              Richmond, VA                                 Balanced Fund and Equity
                                                                           Fund
-----------------------------------------------------------------------------------------------------------------------------
Connie R. Taylor              1802 Bayberry Court, Suite 400     52        Vice President, Jamestown     Since March 1993
                              Richmond, VA                                 Balanced Fund and Equity
                                                                           Fund
-----------------------------------------------------------------------------------------------------------------------------
Robert G. Dorsey              135 Merchant Street, Suite 230     45        Vice President                Since November 2000
                              Cincinnati, OH
-----------------------------------------------------------------------------------------------------------------------------
Mark J. Seger                 135 Merchant Street, Suite 230     40        Treasurer                     Since November 2000
                              Cincinnati, OH
-----------------------------------------------------------------------------------------------------------------------------
John F. Splain                135 Merchant Street, Suite 230     45        Secretary                     Since November 2000
                              Cincinnati, OH
-----------------------------------------------------------------------------------------------------------------------------

*Messrs. Bruce, Brockenbrough, Caravati and Mitchell are "interested persons" of the Trust within the meaning of Section 2(a)(19) of the Investment Company Act of 1940. Charles M. Caravati, Jr. is the father of Charles M. Caravati III.

BOARD OF TRUSTEES AND EXECUTIVE OFFICERS
(UNAUDITED) (CONTINUED)
================================================================================
Each Trustee oversees ten portfolios of the Trust, including the Funds. The principal occupations of the Trustees and executive officers of the Fund during the past five years and public directorships held by the Trustees are set forth below:

John T. Bruce is a Principal of Flippin, Bruce & Porter, Inc. (an investment advisory firm).

Austin Brockenbrough III is President and Managing Director of the Adviser. He is a member of the Board of Directors of Tredegar Industries, Inc. (a plastics manufacturer) and Wilkinson O'Grady & Co., Inc. (a global asset manager). In addition, he is a member of the Board of Trustees for the University of Richmond.

Charles M. Caravati, Jr. is a retired physician. He is also the retired President of Dermatology Associates of Virginia, P.C.

J. Finley Lee is a financial consultant and the Julian Price Professor Emeritus at the University of North Carolina. In addition, he is a member of the Board of Trustees of the Albemarle Investment Trust (a registered investment company).

Richard Mitchell is a Principal of T. Leavell & Associates, Inc. (an investment advisory firm).

Richard L. Morrill is the Chancellor of the University of Richmond. He is also a member of the Board of Directors of Tredegar Industries, Inc. and Albemarle Corporation (a manufacturer of polymers and chemicals).

Harris V. Morrissette is President of Marshall Biscuit Co., Inc. He is a member of the Board of Directors of BancTrust Financial Group, Inc. (a bank holding company) and EnergySouth, Inc. In addition, he is Chairman of Azalea Aviation, Inc. (an airplane fueling company).

Erwin H. Will, Jr. is retired. Until December 31, 2001, he was the Managing Director of Equities of Virginia Retirement System.

Samuel B. Witt III is Senior Vice President and General Counsel of Stateside Associates, Inc. He is also a member of the Board of Directors of The Swiss Helvetia Fund, Inc. (a closed-end investment company).

Charles M. Caravati III is a Managing Director of the Adviser.

Beth Ann Gustafson is Vice President and a Portfolio Manager of the Adviser.

Lawrence B. Whitlock, Jr. is a Managing Director of the Adviser.

Connie R. Taylor is an Administrator of the Adviser.

Robert G. Dorsey is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC. Prior to March 1999, he was President of Countrywide Fund Services, Inc. (a mutual fund services company).

BOARD OF TRUSTEES AND EXECUTIVE OFFICERS
(UNAUDITED) (CONTINUED)
================================================================================
Mark J. Seger is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC. Prior to March 1999, he was First Vice President of Countrywide Fund Services, Inc.

John F. Splain is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC. Prior to March 1999, he was First Vice President and Secretary of Countrywide Fund Services, Inc. and affiliated companies.

FEDERAL TAX INFORMATION (UNAUDITED)
================================================================================
In accordance with federal tax requirements, the following provides shareholders with information concerning distributions from net realized gains made by the Funds during the year ended March 31, 2002. On March 28, 2002, the Jamestown Balanced Fund declared and paid a long-term capital gain distribution of $0.2341 per share. As required by federal regulations, shareholders will receive notification of their portion of the Fund's taxable gain distribution, if any, paid during the 2002 calendar year early in 2003.

In accordance with federal tax requirements, The Jamestown Tax Exempt Virginia Fund designates its respective dividends paid from net investment income during the year ended March 31, 2002 as "exempt-interest dividends."

                       THIS PAGE INTENTIONALLY LEFT BLANK

================================================================================

                     THE JAMESTOWN FUNDS

                     INVESTMENT ADVISER
                     Lowe, Brockenbrough & Company, Inc.
                     1802 Bayberry Court
                     Suite 400
                     Richmond, Virginia 23226
                     www.jamestownfunds.com

                     ADMINISTRATOR
                     Ultimus Fund Solutions, LLC
                     P.O. Box 46707
                     Cincinnati, Ohio 45246-0707
                     (Toll-Free) 1-866-738-1126

                     INDEPENDENT AUDITORS
                     Tait, Weller & Baker
                     Eight Penn Center Plaza, Suite 800
                     Philadelphia, Pennsylvania 19103

                     LEGAL COUNSEL
                     Sullivan & Worcester LLP
                     One Post Office Square
                     Boston, Massachusetts 02109

                     BOARD OF TRUSTEES
                     Austin Brockenbrough, III
                     John T. Bruce
                     Charles M. Caravati, Jr.
                     J. Finley Lee, Jr.
                     Richard Mitchell
                     Richard L. Morrill
                     Harris V. Morrissette
                     Erwin H. Will, Jr.
                     Samuel B. Witt, III

================================================================================

                       STATEMENT OF ADDITIONAL INFORMATION

                            THE DAVENPORT EQUITY FUND

                                 AUGUST 1, 2002


                                   A SERIES OF
                          WILLIAMSBURG INVESTMENT TRUST
                         135 MERCHANT STREET, SUITE 230
                             CINCINNATI, OHIO 45246
                            TELEPHONE 1-800-443-4249


                                TABLE OF CONTENTS


FUND OBJECTIVE, INVESTMENTS, STRATEGIES AND RISKS............................. 2
INVESTMENT LIMITATIONS........................................................ 5
TRUSTEES AND OFFICERS......................................................... 7
INVESTMENT ADVISER............................................................11
ADMINISTRATOR.................................................................13
DISTRIBUTOR...................................................................13
OTHER SERVICES................................................................14
BROKERAGE.....................................................................14
SPECIAL SHAREHOLDER SERVICES..................................................15
PURCHASE OF SHARES............................................................17
REDEMPTION OF SHARES..........................................................18
NET ASSET VALUE DETERMINATION.................................................18
ALLOCATION OF TRUST EXPENSES..................................................18
ADDITIONAL TAX INFORMATION....................................................19
CAPITAL SHARES AND VOTING.....................................................20
CALCULATION OF PERFORMANCE DATA...............................................21
FINANCIAL STATEMENTS AND REPORTS..............................................24

This Statement of Additional Information is not a prospectus and should only be read in conjunction with the Prospectus of The Davenport Equity Fund dated August 1, 2002. This Statement of Additional Information is incorporated by reference in its entirety into the Prospectus. The Prospectus may be obtained from the Fund, at the address and phone number shown above, at no charge.

                FUND OBJECTIVE, INVESTMENTS, STRATEGIES AND RISKS

The Davenport Equity Fund (the "Fund") is a separate investment portfolio of Williamsburg Investment Trust (the "Trust"). The investment objective and principal strategies of the Fund are described in the Prospectus. Supplemental information about these strategies is set forth below. Certain capitalized terms used herein are defined in the Prospectus.

FOREIGN SECURITIES. The Fund may invest up to 10% of its assets in foreign securities if the Adviser believes such investment would be consistent with the Fund's investment objective. The Fund may invest in securities of foreign issuers directly or in the form of sponsored American Depository Receipts ("ADRs"). ADRs are receipts typically issued by an American bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. The same factors would be considered in selecting foreign securities as with domestic securities, as discussed in the Prospectus. Foreign securities investment presents special considerations not typically associated with investments in domestic securities. Foreign taxes may reduce income. Currency exchange rates and regulations may cause fluctuation in the value of foreign securities. Foreign securities are subject to different regulatory environments than in the United States and, compared to the United States, there may be a lack of uniform accounting, auditing and financial reporting standards, less volume and liquidity and more volatility, less public information, and less regulation of foreign issuers. Countries have been known to expropriate or nationalize assets, and foreign investments may be subject to political, financial or social instability or adverse diplomatic developments. There may be difficulties in obtaining service of process on foreign issuers and difficulties in enforcing judgments with respect to claims under the U.S. securities laws against such issuers. Favorable or unfavorable differences between U.S. and foreign economies could affect foreign securities values. The U.S. Government has, in the past, discouraged certain foreign investments by U.S. investors through taxation or other restrictions and it is possible that such restrictions could be imposed again.

WARRANTS AND RIGHTS. Warrants are essentially options to purchase equity securities at specific prices and are valid for a specific period of time. Prices of warrants do not necessarily move in concert with the prices of the underlying securities. Rights are similar to warrants but generally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

U.S. GOVERNMENT SECURITIES. The Fund may invest in debt obligations which are issued or guaranteed by the U.S. Government, its agencies and instrumentalities ("U.S. Government Securities") as described herein. U.S. Government Securities include the following securities: (1) U.S. Treasury obligations of various interest rates, maturities and issue dates, such as U.S. Treasury bills (mature in one year or less), U.S. Treasury notes (mature in one to seven years), and U.S. Treasury bonds (mature in more than seven years), the payments of principal and interest of which are all backed by the full faith and credit of the U.S. Government; (2) obligations issued or guaranteed by U.S. Government agencies or instrumentalities, some of which are backed by the full faith and credit of the U.S. Government, e.g., obligations of the Government National Mortgage Association ("GNMA"), the Farmers Home Administration and the Export Import Bank; some of which do not carry the full faith and credit of the U.S.

Government but which are supported by the right of the issuer to borrow from the U.S. Government, e.g., obligations of the Tennessee Valley Authority, the U.S. Postal Service, the Federal National Mortgage Association ("FNMA"), and the Federal Home Loan Mortgage Corporation ("FHLMC"); and some of which are backed only by the credit of the issuer itself, e.g., obligations of the Student Loan Marketing Association, the Federal Home Loan Banks and the Federal Farm Credit Bank; and (3) any of the foregoing purchased subject to repurchase agreements as described herein. The guarantee of the U.S. Government does not extend to the yield or value of U.S. Government Securities or of the Fund's shares.

Obligations of GNMA, FNMA and FHLMC may include direct pass-through "Certificates," representing undivided ownership interests in pools of mortgages. Such Certificates are guaranteed as to payment of principal and interest (but not as to price and yield) by the U.S. Government or the issuing agency. Mortgage Certificates are subject to more rapid prepayment than their stated maturity date would indicate; their rate of prepayment tends to accelerate during periods of declining interest rates and, as a result, the proceeds from such prepayments may be reinvested in instruments which have lower yields. To the extent such securities were purchased at a premium, such prepayments could result in capital losses.

REPURCHASE AGREEMENTS. The Fund may acquire U.S. Government Securities subject to repurchase agreements. A repurchase transaction occurs when, at the time the Fund purchases a security (normally a U.S. Treasury obligation), it also resells it to the vendor (normally a member bank of the Federal Reserve System or a registered Government Securities dealer) and must deliver the security (and/or securities substituted for them under the repurchase agreement) to the vendor on an agreed upon date in the future. Such securities, including any securities so substituted, are referred to as the "Repurchase Securities." The repurchase price exceeds the purchase price by an amount which reflects an agreed upon market interest rate effective for the period of time during which the repurchase agreement is in effect.

The majority of these transactions run day to day and the delivery pursuant to the resale typically will occur within one to five days of the purchase. The Fund's risk is limited to the ability of the vendor to pay the agreed upon sum upon the delivery date; in the event of bankruptcy or other default by the vendor, there may be possible delays and expenses in liquidating the instrument purchased, decline in its value and loss of interest. These risks are minimized when the Fund holds a perfected security interest in the Repurchase Securities and can therefore sell the instrument promptly. Under guidelines issued by the Trustees, the Adviser will carefully consider the creditworthiness of a vendor during the term of the repurchase agreement. Repurchase agreements are considered as loans collateralized by the Repurchase Securities, such agreements being defined as "loans" under the Investment Company Act of 1940 (the "1940 Act"). The return on such "collateral" may be more or less than that from the repurchase agreement. The market value of the resold securities will be monitored so that the value of the "collateral" is at all times as least equal to the value of the loan, including the accrued interest earned thereon. All Repurchase Securities will be held by the Fund's custodian either directly or through a securities depository. The Fund will not enter into a repurchase agreement which will cause more than 15% of its net assets to be invested in repurchase agreements which extend beyond seven days and other illiquid securities.

SHARES OF OTHER INVESTMENT COMPANIES. The Fund may invest up to 5% of its total assets in shares of other investment companies, including Standard & Poor's Depository Receipts ("SPDRs") and shares of the DIAMONDS Trust ("DIAMONDs"). SPDRs are exchange-traded securities that represent ownership in the SPDR Trust, a long-term unit investment trust which has been established to accumulate and hold a portfolio of common stocks that is intended to track the price performance and dividend yield of the Standard & Poor's Composite Stock Price Index. Holders of SPDRs are entitled to receive proportionate quarterly distributions corresponding to the dividends which accrue on the S&P 500 stocks in the underlying portfolio, less accumulated expenses of the SPDR Trust. DIAMONDs operate similarly to SPDRs, except that the DIAMONDS Trust is intended to track the price performance and dividend yield of the Dow Jones Industrial Average. SPDRs and DIAMONDs are unlike traditional mutual funds in that they are available for purchase or sale during the trading day like a share of stock, rather than at closing net asset value per share. This characteristic of SPDRs and DIAMONDs is a risk separate and distinct from the risk that its net asset value will decrease.

To the extent the Fund invests in securities of other investment companies, Fund shareholders would indirectly pay a portion of the operating costs of such companies. These costs include management, brokerage, shareholder servicing and other operational expenses. Indirectly, then, shareholders may pay higher operational costs than if they owned the underlying investment companies directly.

DESCRIPTION OF MONEY MARKET INSTRUMENTS. Money market instruments may include U.S. Government Securities or corporate debt obligations (including those subject to repurchase agreements) as described herein, provided that they mature in thirteen months or less from the date of acquisition and are otherwise eligible for purchase by the Fund. Money market instruments also may include Bankers' Acceptances and Certificates of Deposit of domestic branches of U.S. banks, Commercial Paper and Variable Amount Demand Master Notes ("Master Notes"). BANKERS' ACCEPTANCES are time drafts drawn on and "accepted" by a bank, are the customary means of effecting payment for merchandise sold in import-export transactions and are a source of financing used extensively in international trade. When a bank "accepts" such a time draft, it assumes liability for its payment. When the Fund acquires a Bankers' Acceptance, the bank which "accepted" the time draft is liable for payment of interest and principal when due. The Bankers' Acceptance, therefore, carries the full faith and credit of such bank. A CERTIFICATE OF DEPOSIT ("CD") is an unsecured interest- bearing debt obligation of a bank. CDs acquired by the Fund would generally be in amounts of $100,000 or more. COMMERCIAL PAPER is an unsecured, short term debt obligation of a bank, corporation or other borrower. Commercial Paper maturity generally ranges from two to 270 days and is usually sold on a discounted basis rather than as an interest-bearing instrument. The Fund will invest in Commercial Paper only if it is rated in the highest rating category by any nationally recognized statistical rating organization ("NRSRO") or, if not rated, the issuer has an outstanding unsecured debt issue rated in the three highest categories by any NRSRO or, if not so rated, is of equivalent quality in the Adviser's assessment. Commercial Paper may include Master Notes of the same quality. MASTER NOTES are unsecured obligations which are redeemable upon demand of the holder and which permit the investment of fluctuating amounts at varying rates of interest. Master Notes are acquired by the Fund only through the Master Note program of the Fund's custodian, acting as administrator thereof. The Adviser will monitor, on a continuous basis, the earnings power, cash flow and other liquidity ratios of the issuer of a Master Note held by the Fund.

BORROWING. The Fund may borrow, temporarily, up to 5% of its total assets for extraordinary or emergency purposes and may increase the limit to 33.3% of its total assets to meet redemption requests which might otherwise require untimely disposition of portfolio holdings. To the extent the Fund borrows for these purposes, the effects of market price fluctuations on portfolio net asset value will be exaggerated. If, while such borrowing is in effect, the value of the Fund's assets declines, the Fund would be forced to liquidate portfolio securities when it is disadvantageous to do so. The Fund would incur interest and other transaction costs in connection with such borrowing. The Fund will not make any additional investments while its outstanding borrowings exceed 5% of the current value of its total assets.

PORTFOLIO TURNOVER. Portfolio turnover will not be a limiting factor when the Adviser deems changes appropriate. By utilizing the approach to investing described herein, it is expected that the Fund's annual portfolio turnover will generally not exceed 100%. Market conditions may dictate, however, a higher rate of portfolio turnover in a particular year. The degree of portfolio activity affects the brokerage costs of the Fund and may have an impact on the total amount of taxable distributions to shareholders.

                             INVESTMENT LIMITATIONS

The Fund has adopted certain fundamental investment limitations designed to reduce the risk of an investment in the Fund. These limitations may not be changed without the affirmative vote of a majority of the outstanding voting shares of the Fund. For purposes of the discussion of these fundamental investment limitations, the term "majority" of the outstanding shares of the Fund means the lesser of (i) 67% of the Fund's outstanding shares represented in person or by proxy at a meeting at which more than 50% of its outstanding shares are represented, or (ii) more than 50% of its outstanding shares.

Under these fundamental limitations, the Fund MAY NOT:

(1) Invest more than 5% of the value of its total assets in the securities of any one corporate issuer or purchase more than 10% of the outstanding voting securities or of any class of securities of any one corporate issuer;

(2)  Invest  25% or more of the  value of its total  assets in any one  industry
     (except  that  securities  of  the  U.S.   Government,   its  agencies  and
     instrumentalities are not subject to these limitations);

(3) Invest for the purpose of exercising control or management of another issuer;

(4) Invest in interests in real estate, real estate mortgage loans, oil, gas or other mineral exploration or development programs, except that the Fund may invest in the securities of companies (other than those which are not readily marketable) which own or deal in such things, and the Fund may invest in mortgage-backed securities;

(5) Underwrite securities issued by others, except to the extent the Fund may be deemed to be an underwriter under the federal securities laws in connection with the disposition of portfolio securities;

(6) Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions);

(7) Make short sales of securities or maintain a short position, except short sales "against the box" (A short sale is made by selling a security the Fund does not own. A short sale is "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short.);

(8) Make loans of money or securities, except that the Fund may invest in repurchase agreements;

(9) Write, purchase or sell commodities, commodities contracts, commodities futures contracts, warrants on commodities or related options; or

(10) Issue any senior security as defined by the Investment Company Act of 1940 except insofar as any borrowing that the Fund may engage in may be deemed to be an issuance of a senior security;

(11) Borrow money or pledge its assets, except that it may borrow from banks as a temporary measure (a) for extraordinary or emergency purposes, in amounts not exceeding 5% of the Fund's total assets, or (b) in order to meet redemption requests which might otherwise require untimely disposition of portfolio securities if, immediately after such borrowing, the value of the Fund's assets, including all borrowings then outstanding, less its liabilities (excluding all borrowings), is equal to at least 300% of the aggregate amount of borrowings then outstanding, and may pledge its assets to secure all such borrowings;

(12) Invest in restricted securities, or invest more than 15% of the Fund's net assets in other illiquid securities, including repurchase agreements maturing in over seven days, and other securities for which there is no established market or for which market quotations are not readily available;

(13) Write, acquire or sell puts, calls or combinations thereof, or purchase or sell commodities, commodities contracts, futures contracts or related options; and

(14) Purchase securities of other investment companies, except through purchases in the open market involving only customary brokerage commissions and as a result of which not more than 5% of the Fund's total assets would be invested in such securities, or except as part of a merger, consolidation or other acquisition.

Percentage restrictions stated as an investment policy or investment limitation apply at the time of investment; if a later increase or decrease in percentage beyond the specified limits results from a change in securities values or total assets, it will not be considered a violation. However, in the case of the borrowing limitation (limitation number 11, above), the Fund will, to the extent necessary, reduce its existing borrowings to comply with the limitation.

While the Fund has reserved the right to make short sales "against the box" (limitation number 7, above), the Adviser has no present intention of engaging in such transactions at this time or during the coming year.

                              TRUSTEES AND OFFICERS

Overall responsibility for management of the Trust rests with the Board of Trustees. The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations. The following is a list of the Trustees and executive officers of the Trust. Each Trustee who is an "interested person" of the Trust, as defined by the 1940 Act, is indicated by an asterisk.


                                                                                                                        Number of
                                                                                                                       Portfolios
                                                                                                                         in Fund
                                             Length of        Position(s)    Principal Occupation(s) During              Complex
Name, Address and Age                       Time Served        Held with     Past 5 Years and                          Overseen by
                                                                 Trust       Directorships of Public Companies           Trustee
--------------------------------------------------------------------------------------------------------------------------------
*Austin Brockenbrough III (age 65)             Since           Trustee;      President  and  Managing   Director  of       10
1802 Bayberry Court, Suite 400             September 1988   Vice President   Lowe,  Brockenbrough  & Company,  Inc.,
Richmond, Virginia 23226                                        of The       Richmond, Virginia;
                                                            Jamestown Funds  Director of Tredegar  Industries,  Inc.
                                                                             (plastics  manufacturer)  and Wilkinson
                                                                             O'Grady  &  Co.  Inc.   (global   asset
                                                                             manager);   Trustee  of  University  of
                                                                             Richmond

*John T. Bruce (age 48)                        Since           Chairman      Principal  of Flippin,  Bruce & Porter,       10
800 Main Street                            September 1988    and Trustee;    Inc, Lynchburg, Virginia
Lynchburg, Virginia 24504                                   Vice President
                                                                of FBP
                                                              Contrarian
                                                              Equity Fund
                                                                and FBP
                                                              Contrarian
                                                             Balanced Fund

*Charles M. Caravati, Jr. (age 65)             Since            Trustee      Retired  physician;  retired  President       10
931 Broad Street Road                        June 1991                       of Dermatology  Associates of Virginia,
Manakin-Sabot, Virginia 23103                                                P.C.

*Richard Mitchell (age 53)                     Since           Trustee;      Principal of T.  Leavell &  Associates,       10
150 Government Street                        June 1991       President of    Inc.,
Mobile, Alabama 36602                                       The Government   Mobile, Alabama
                                                             Street Funds

Independent Trustees:

J. Finley Lee, Jr. (age 62)                    Since            Trustee      Julian   Price   Professor    Emeritus,       10
200 Westminster Drive                      September 1988                    University of North  Carolina;  Trustee
Chapel Hill, North Carolina 27514                                            of    Albemarle     Investment    Trust
                                                                             (registered investment company)

Richard L. Morrill (age 63)                    Since            Trustee      Chancellor      and       Distinguished       10
G19 Boatwright Library                       March 1993                      University   Professor  of  Ethics  and
Richmond, Virginia 23173                                                     Democratic  Values at the University of
                                                                             Richmond;    Director    of    Tredegar
                                                                             Industries,        Inc.       (plastics
                                                                             manufacturer)       and       Albemarle
                                                                             Corporation   (polymers  and  chemicals
                                                                             manufacturer)

Harris V. Morrissette (age 42)                 Since            Trustee      President   of  Marshall   Biscuit  Co.       10
100 Jacintoport Boulevard                    March 1993                      Inc.;   Chairman  of  Azalea  Aviation,
Saraland, Alabama 36571                                                      Inc.  (airplane  fueling);  Director of
                                                                             BancTrust  Financial Group,  Inc. (bank
                                                                             holding company) and EnergySouth, Inc.

Erwin H. Will, Jr. (age 69)                    Since            Trustee      Retired  Managing  Director of Equities       10
47 Willway Avenue                            July 1997                       of Virginia  Retirement  Systems (state
Richmond, Virginia 23226                                                     pension fund)

Samuel B. Witt III (age 66)                    Since            Trustee      Senior  Vice   President   and  General       10
2300 Clarendon Boulevard, Suite 407        November 1988                     Counsel of Stateside  Associates,  Inc.
Arlington, Virginia 22201                                                    (state government relations);  Director
                                                                             of  The  Swiss  Helvetia   Fund,   Inc.
                                                                             (closed-end investment company)



Executive Officers:
John P. Ackerly IV (age 39)               Since          Vice President of      First  Vice  President of  Davenport & Company,
One James Center, 901 E. Cary Street  November 1997  The Davenport Equity Fund  LLC, Richmond, Virginia
Richmond, Virginia 23219

Joseph L. Antrim III (age 57)             Since             President of        Executive Vice President of Davenport & Company LLC,
One James Center, 901 E. Cary Street  November 1997  The Davenport Equity Fund  Richmond, Virginia
Richmond, Virginia 23219

Charles M. Caravati III (age 36)          Since             President of        Managing Director of Lowe, Brockenbrough & Company,
1802 Bayberry Court, Suite 400        January 1996      The Jamestown Balanced  Inc., Richmond, Virginia
Richmond, Virginia 23226                                  Fund, The Jamestown
                                                            Equity Fund and
                                                             The Jamestown
                                                      International Equity Fund

Robert G. Dorsey (age 45)                 Since             Vice President      Managing Director of Ultimus Fund Solutions, LLC (a
135 Merchant Street, Suite 230        November 2000                             registered   transfer  agent)  and   Ultimus   Fund
Cincinnati, Ohio 45246                                                          Distributors,  LLC  (a  registered  broker-dealer);
                                                                                formerly  President of  Countrywide Fund  Services,
                                                                                Inc. (a mutual fund services company

John M. Flippin (age 60)                  Since           President of FBP      Principal of Flippin, Bruce & Porter, Inc.,
800 Main Street                       September 1988    Contrarian Equity Fund  Lynchburg, Virginia
Lynchburg, Virginia 24504                                 and FBP Contrarian
                                                            Balanced Fund

Beth Ann Gustafson (age 43)               Since            President of         Vice  President  of Lowe,  Brockenbrough  & Company,
1802 Bayberry Court, Suite 400         March 1995     The Jamestown Tax Exempt  Inc., Richmond Virginia
Richmond, Virginia 23226                                    Virginia Fund

Timothy S. Healey (age 49)                Since          Vice President of      Principal of T. Leavell & Associates, Inc.,
600 Luckie Drive, Suite 305           January 1995   The Alabama Tax Free Bond  Mobile, Alabama
Birmingham, Alabama 35223                                      Fund

J. Lee Keiger III (age 47)                Since          Vice President of      Senior Vice  President of Davenport & Company,  LLC,
One James Center, 901 E. Cary Street  November 1997  The Davenport Equity Fund  Richmond, Virginia
Richmond, Virginia 23219

R. Gregory Porter III (age 61)            Since        Vice President of FBP    Principal of Flippin, Bruce & Porter, Inc.,
800 Main Street                       September 1988  Contrarian Equity Fund    Lynchburg, Virginia
Lynchburg, Virginia 24504                               and FBP Contrarian
                                                          Balanced Fund

Mark J. Seger (age 40)                    Since               Treasurer         Managing  Director of Ultimus  Fund  Solutions, LLC
135 Merchant Street, Suite 230        November 2000                             and Ultimus Fund  Distributors, LLC; formerly First
Cincinnati, Ohio 45246                                                          Vice President of Countrywide Fund Services, Inc.

John F. Splain  (age 45)                  Since               Secretary         Managing  Director of Ultimus  Fund  Solutions,  LLC
135 Merchant Street, Suite 230        November 2000                             and Ultimus Fund Distributors,  LLC; formerly First
Cincinnati, Ohio 45246                                                          Vice  President and Secretary of  Countrywide  Fund
                                                                                Services, Inc.  and affiliated companies

Connie R. Taylor (age 51)                 Since           Vice President of     Account  Administrator  of  Lowe,  Brockenbrough  &
1802 Bayberry Court, Suite 400         March 1993       The Jamestown Balanced  Company, Inc., Richmond, Virginia
Richmond, Virginia 23226                                Fund and The Jamestown
                                                               Equity Fund

Lawrence B. Whitlock, Jr. (age 54)        Since           Vice President of     Managing Director of Lowe, Brockenbrough & Company,
1802 Bayberry Court, Suite 400        February 2002     The Jamestown Balanced  Inc., Richmond, Virginia
Richmond, Virginia 23226                                Fund and The Jamestown
                                                             Equity Fund

Coleman Wortham III (age 56)              Since          Vice President of      President and Chief  Executive Officer of Davenport
One James Center, 901 E. Cary Street  November 1997  The Davenport Equity Fund  & Company, LLC, Richmond, Virginia
Richmond, Virginia 23219


* Austin Brockenbrough III, John T. Bruce and Richard Mitchell, as affiliated persons of investment advisers to the Trust, are "interested persons" of the Trust within the meaning of Section 2(a)(19) of the 1940 Act. Charles
     M. Caravati, Jr. is the father of Charles M. Caravati III, and is an affiliated person of the Trust by virtue of such relationship.

BOARD COMMITTEES. The Board of Trustees has established the following standing committees. The members of each Committee are J. Finley Lee, Jr., Richard L. Morrill, Harris V. Morrissette, Erwin H. Will, Jr. and Samuel B. Witt III.

     o Audit Committee, which oversees the Trust's accounting and financial reporting policies and the independent audit of its financial statements. The Audit Committee held three meetings during the fiscal year ended March 31, 2002.

     o Nominating Committee, which is responsible for nominating any future Trustees of the Trust who are not "interested persons" of the trust. The Nominating Committee did not meet during the fiscal year ended March 31, 2002. The Audit Committee does not currently consider for nomination candidates proposed by shareholders for election as Trustees.

TRUSTEES' OWNERSHIP OF FUND SHARES. The following table shows each Trustee's beneficial ownership of shares of the Fund and, on an aggregate basis, of shares of all funds within the complex overseen by the Trustee. Information is provided as December 31, 2001.

                                                                                        Aggregate Dollar
                                                                                Range of Shares of All Registered
                                               Dollar Range of                   Investment Companies Overseen by
                                          Shares of the Fund Owned               Trustee in Family of Investment
Name of Trustee                                   by Trustee                               Companies
------------------------------------------------------------------------------------------------------------------------

Austin Brockenbrough III                             None                                 Over $100,000
John T. Bruce                                        None                                 Over $100,000
Charles M. Caravati, Jr.                             None                                 Over $100,000
Richard Mitchell                                     None                                 Over $100,000
J. Finley Lee, Jr.                                   None                                 Over $100,000
Richard L. Morrill                                   None                                 Over $100,000
Harris V. Morrissette                                None                                 Over $100,000
Erwin H. Will, Jr.                             $10,001--$50,000                           Over $100,000
Samuel B. Witt III                                   None                                  $1--$10,000


As of July 1, 2002, the Trustees and officers of the Fund as a group owned beneficially (i.e., had voting and/or investment power) less than 1% of the then-outstanding shares of the Fund.

TRUSTEE COMPENSATION. No director, officer or employee of an investment adviser or principal underwriter of the Trust will receive any compensation from the Trust for serving as an officer or Trustee of the Trust. Each Trustee who is not affiliated with an investment adviser or principal underwriter of the Trust receives from the Trust an annual retainer of $8,000, payable quarterly, plus a fee of $1,500 for attendance at each meeting of the Board of Trustees and $1,000 for attendance at each meeting of any committee thereof, plus reimbursement of travel and other expenses incurred in attending meetings. The following table provides compensation amounts paid during the fiscal year ended March 31, 2002 to Trustees who are not affiliated with an investment adviser or principal underwriter of the Trust:

                                 Aggregate          Pension or       Estimated Annual       Total Compensation
                                Compensation        Retirement         Benefits Upon        From the Fund and
Trustee                        From the Fund     Benefits Accrued       Retirement             Fund Complex
-------------------------------------------------------------------------------------------------------------------
Charles M. Caravati, Jr.          $ 1,250              None                None                $ 12,500
J. Finley Lee, Jr.                  1,700              None                None                  17,000
Richard L. Morrill                  1,700              None                None                  17,000
Harris V. Morrissette               1,700              None                None                  17,000
Erwin H. Will, Jr.                  1,700              None                None                  17,000
Samuel B. Witt III                  1,850              None                None                  18,500

                               INVESTMENT ADVISER

Davenport & Company LLC (the "Adviser") supervises the Fund's investments pursuant to an Investment Advisory Agreement (the "Advisory Agreement") described in the Prospectus. The Advisory Agreement is effective until April 1, 2003 and will be renewed thereafter for one year periods only so long as such renewal and continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Fund's outstanding voting securities, provided the continuance is also approved by a majority of the Trustees who are not "interested persons" of the Trust or the Adviser by vote cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement is terminable without penalty on sixty days notice by the Board of Trustees of the Trust or by the Adviser. The Advisory Agreement provides that it will terminate automatically in the event of its assignment.


Compensation of the Adviser is at the annual rate of 0.75% of the Fund's average daily net assets. For the fiscal years ended March 31, 2002, 2001 and 2000, the Fund paid the Adviser advisory fees of $566,103, $578,176 and $501,397, respectively.

The Adviser was originally organized in 1863, re-organized as a Virginia corporation in 1972, and subsequently converted to a Limited Liability Corporation in 1997. Through three corporate unitholders, the Adviser is 100% owned by its employees, none of whom own in excess of 10% of the Adviser. In addition to acting as adviser to the Fund, the Adviser also provides investment advice to corporations, trusts, pension and profit sharing plans, other business and institutional accounts, and individuals. The Adviser is a full-service broker-dealer.

The Adviser provides a continuous investment program for the Fund, including investment research and management with respect to all securities, investments, cash and cash equivalents of the Fund. The Adviser determines what securities and other investments will be purchased, retained or sold by the Fund, and does so in accordance with the investment objective and principal strategies of the Fund as described herein and in the Prospectus. The Adviser places all securities orders for the Fund, determining with which broker, dealer, or issuer to place the orders. The Adviser must adhere to the brokerage policies of the Fund in placing all orders, the substance of which policies are that the Adviser must seek at all times the most favorable price and execution for all securities brokerage transactions. The Adviser also provides, at its own expense, certain executive officers to the Trust, and pays the entire cost of distributing Fund shares. The Adviser may compensate dealers or others based on sales of shares of the Fund to clients of such dealers or others or based on the average balance of all accounts in the Fund for which such dealers or others are designated as the person responsible for the account.


In approving the most recent annual continuance of the Advisory Agreement, the Trustees considered all information they deemed reasonably necessary to evaluate the terms of the Advisory Agreement. The principal areas of review by the Trustees were the nature and quality of the services provided by the Adviser and the reasonableness of the fees charged for those services. These matters were considered by the Independent Trustees meeting with experienced counsel that is independent of the Adviser.

The Trustees' evaluation of the quality of the Adviser's services took into account their knowledge and experience gained through meetings with and reports of the Adviser's senior management over the course of the preceding year. Both short-term and long-term investment performance of the Fund were considered. The Fund's current and longer-term performance were compared to their performance benchmark and to that of competitive funds and other funds with similar investment objectives. The Trustees also considered the scope and quality of the in-house capabilities of the Adviser and other resources dedicated to performing services for the Fund. The quality of administrative and other services, including the Adviser's role in coordinating the activities of the Fund's other service providers, were considered in light of the Fund's compliance with investment policies and applicable laws and regulations and of related reports by management and the Fund's independent public accountants in periodic meetings with the Trust's Audit Committee. The Trustees also considered the business reputation of the Adviser and its financial resources.

In  reviewing  the fees  payable  under the  Advisory  Agreement,  the  Trustees compared the fees and overall expense levels of the Fund with those of competitive funds and other funds with similar investment objectives. The Trustees considered information provided by the Adviser concerning the Adviser's profitability with respect to the Fund, including the assumptions and methodology used in preparing the profitability information, in light of applicable case law relating to advisory fees. For these purposes, the Trustees took into account not only the fees paid by the Fund, but also so-called "fallout benefits" to the Adviser, such as the benefits of research made available to the Adviser by reason of brokerage commissions generated by the Fund's securities transactions. In evaluating the Fund's advisory fees, the Trustees also took into account the complexity and quality of the investment management of the Fund.

No single factor was considered in isolation or to be determinative to the decision of the Trustees to approve continuance of the Advisory Agreement. Rather the Trustees concluded, in light of a weighing and balancing of all factors considered, that it was in the best interest of the Fund to continue the Advisory Agreement without modification to its terms, including the fees charged for services thereunder.

                                  ADMINISTRATOR

The Trust retains Ultimus Fund Solutions, LLC (the "Administrator"), 135 Merchant Street, Suite 230, Cincinnati, Ohio 45246, to provide the Fund with administrative, pricing, accounting, dividend, disbursing, shareholder servicing and transfer agent services. The Administrator maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of each Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. The Administrator also provides accounting and pricing services to the Fund and supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services. The Administrator supervises the preparation of tax returns, reports to shareholders of the Fund, reports to and filings with the Securities and Exchange Commission and state securities commissions, and materials for meetings of the Board of Trustees.

For the performance of these administrative services, the Fund pays the Administrator a fee at the annual rate of 0.15% of the average value of its daily net assets up to $25 million, 0.125% of such assets from $25 million to $50 million and 0.10% of such assets in excess of $50 million. In addition, the Fund pays out-of-pocket expenses, including but not limited to, postage, envelopes, checks, drafts, forms, reports, record storage, communication lines and all costs of external pricing services.

Prior to December 1, 2000, Integrated Fund Services, Inc. ("Integrated") provided the Fund with administrative, accounting and pricing, dividend disbursing, shareholder servicing and transfer agent services. Integrated is a wholly-owned indirect subsidiary of The Western and Southern Life Insurance Company.


For the fiscal years ended March 31, 2002,  2002 and 2000, the Fund paid fees to
the  Administrator  and/or  Integrated  of  $123,302,   $124,204  and  $118,941,
respectively.


                                   DISTRIBUTOR

Ultimus Fund Distributors, LLC (the "Distributor"), 135 Merchant Street, Suite 230, Cincinnati, Ohio 45246, serves as principal underwriter for the Fund pursuant to a Distribution Agreement. Shares are sold on a continuous basis by the Distributor. The Distributor has agreed to use its best efforts to solicit orders for the sale of Fund shares, but it is not obliged to sell any particular amount of shares. The Distribution Agreement provides that, unless sooner terminated, it will continue in effect so long as such continuance is approved at least annually (i) by the Board of Trustees or a vote of a majority of the outstanding shares, and (ii) by a majority of the Trustees who are not "interested persons" of the Trust or of the Distributor by vote cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement may be terminated by the Fund at any time, without the payment of any penalty, by vote of a majority of the Board of Trustees of the Trust or by vote of a majority of the outstanding shares of the Fund on sixty days written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on sixty days written notice to the Trust. The Distribution Agreement will automatically terminate in the event of its assignment. The Distributor is an affiliate of the Administrator, and Robert G. Dorsey, Mark J. Seger and John F. Splain are each Managing Directors of the Distributor and officers of the Trust.

                                 OTHER SERVICES

The firm of Tait, Weller & Baker, Eight Penn Center Plaza, Suite 800, Philadelphia, Pennsylvania 19103, has been retained by the Board of Trustees to perform an independent audit of the books and records of the Trust, to review the Fund's federal and state tax returns and to consult with the Trust as to matters of accounting and federal and state income taxation.


The Custodian of the Fund's assets is U.S. Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202. The Custodian holds all cash and securities of the Fund (either in its possession or in its favor through "book entry systems" authorized by the Trustees in accordance with the 1940 Act), collects all income and effects all securities transactions on behalf of the Fund.


                                    BROKERAGE

It is the Fund's practice to seek the best price and execution for all portfolio securities transactions. The Adviser (subject to the general supervision of the Board of Trustees) directs the execution of the Fund's portfolio transactions.

The Fund's common stock portfolio transactions will be exchange traded or traded in the over-the-counter market. With respect to securities traded only in the over-the-counter market, orders will be executed on a principal basis with primary market makers in such securities except where better prices or executions may be obtained on an agency basis or by dealing with other than a primary market maker.


Subject to the requirements of the 1940 Act and procedures adopted by the Board of Trustees, the Fund may execute portfolio transactions through any broker or dealer and pay brokerage commissions to a broker (i) which is an affiliated person of the Trust, or (ii) which is an affiliated person of such person, or
(iii) an affiliated person of which is an affiliated person of the Trust or the Adviser. To the maximum extent feasible, it is expected that the Fund's portfolio securities transactions will be executed through the Adviser. The Adviser seeks to provide quality execution at the best net results, taking into consideration such factors as price, size and complexity of order. Other important factors include efficiency of execution, reliability, integrity, confidentiality, and overall responsiveness of the Adviser's wire room. Also, the operational capability, settlement and reporting functions of the Adviser and the ability to enter trades and view Fund information electronically are important factors in deciding to execute trades internally through the Adviser.

The Fund paid no brokerage commissions for the last three fiscal years. All transactions were executed through the Adviser, which waived all brokerage commissions. The Fund could potentially incur brokerage commissions at any time should the Adviser elect not to waive commissions or if Fund trades are placed through outside brokers.

While there is no formula, agreement or undertaking to do so, the Adviser may allocate a portion of the Fund's brokerage commissions to persons or firms providing the Adviser and/or the Fund with research services, which may typically include, but are not limited to, investment recommendations, financial, economic, political, fundamental and technical market and interest rate data, and other statistical or research services. Much of the information so obtained may also be used by the Adviser for the benefit of the other clients it may have. Conversely, the Fund may benefit from such transactions effected for the benefit of other clients. In all cases, the Adviser is obligated to effect transactions for the Fund based upon obtaining the most favorable price and execution. Factors considered by the Adviser in determining whether the Fund will receive the most favorable price and execution include, among other things: the size of the order, the broker's ability to effect and settle the transaction promptly and efficiently and the Adviser's perception of the broker's reliability, integrity and financial condition.


As of March 31, 2002, the Fund held equity securities issued by the parent company of BB&T Investment Services, Inc. (the market value of which was $1,648,067). BB&T Investment Services, Inc. is one of the Trust's "regular broker-dealers" as defined in the 1940 Act.


CODE OF ETHICS. The Trust, the Adviser and the Distributor have adopted Codes of Ethics under Rule 17j-1 of the 1940 Act which permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the Fund. The Codes of Ethics adopted by the Trust, the Adviser and the Distributor are on public file with, and are available from, the SEC.

                          SPECIAL SHAREHOLDER SERVICES

As noted in the Prospectus, the Fund offers the following shareholder services:

REGULAR ACCOUNT. The regular account allows for voluntary investments to be made at any time. Available to individuals, custodians, corporations, trusts, estates, corporate retirement plans and others, investors are free to make additions and withdrawals to or from their account as often as they wish. When an investor makes an initial investment in the Fund, a shareholder account is opened in accordance with the investor's registration instructions. Each time there is a transaction in a shareholder account, such as an additional investment or the reinvestment of a dividend or distribution, the shareholder will receive a statement showing the current transaction and all prior transactions in the shareholder account during the calendar year to date.

AUTOMATIC INVESTMENT PLAN. The automatic investment plan enables shareholders to make regular monthly or quarterly investment in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Administrator will automatically charge the checking account for the amount specified ($100 minimum) which will be automatically invested in shares at the public offering price on or about the last business day of the month or quarter. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Administrator.

SYSTEMATIC WITHDRAWAL PLAN. Shareholders owning shares with a value of $10,000 or more may establish a Systematic Withdrawal Plan. A shareholder may receive monthly or quarterly payments, in amounts of not less than $100 per payment, by authorizing the Fund to redeem the necessary number of shares periodically (each month, or quarterly in the months of March, June, September and December). Checks will be made payable to the designated recipient and mailed within three business days of the valuation date. If the designated recipient is other than the registered shareholder, the signature of each shareholder must be guaranteed on the application (see the Prospectus under the heading "Signature Guarantees"). A corporation (or partnership) must also submit a "Corporate Resolution" (or "Certification of Partnership") indicating the names, titles and required number of signatures authorized to act on its behalf. The application must be signed by a duly authorized officer(s) and the corporate seal affixed.
No redemption fees are charged to shareholders under this plan. Costs in conjunction with the administration of the plan are borne by the Fund. Shareholders should be aware that such systematic withdrawals may deplete or use up entirely their initial investment and may result in realized long-term or short-term capital gains or losses. The Systematic Withdrawal Plan may be terminated at any time by the Fund upon sixty days' written notice or by a shareholder upon written notice to the Fund. Applications and further details may be obtained by calling the Fund at 1-800-443-4249, or by writing to:

                            The Davenport Equity Fund
                              Shareholder Services
                                 P.O. Box 46707
                           Cincinnati, Ohio 45246-0707

PURCHASES IN KIND. The Fund may accept securities in lieu of cash in payment for the purchase of shares of the Fund. The acceptance of such securities is at the sole discretion of the Adviser based upon the suitability of the securities accepted for inclusion as a long term investment of the Fund, the marketability of such securities, and other factors which the Adviser may deem appropriate. If accepted, the securities will be valued using the same criteria and methods as described in "How Net Asset Value is Determined" in the Prospectus.

REDEMPTIONS IN KIND. The Fund does not intend, under normal circumstances, to redeem its securities by payment in kind. It is possible, however, that conditions may arise in the future which would, in the opinion of the Trustees, make it undesirable for the Fund to pay for all redemptions in cash. In such case, the Board of Trustees may authorize payment to be made in portfolio securities or other property of the Fund. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the net asset value per share. Shareholders receiving them would incur brokerage costs when these securities are sold. An irrevocable election has been filed under Rule 18f-1 of the 1940 Act, wherein the Fund commits itself to pay redemptions in cash, rather than in kind, to any shareholder of record of the Fund who redeems during any ninety day period, the lesser of (a) $250,000 or (b) one percent (1%) of the Fund's net assets at the beginning of such period.

TRANSFER OF REGISTRATION. To transfer shares to another owner, send a written request to the Fund at the address shown herein. Your request should include the following: (1) the existing account registration; (2) signature(s) of the registered owner(s) exactly as the signature(s) appear(s) on the account registration; (3) the new account registration, address, social security or taxpayer identification number and how dividends and capital gains are to be distributed; (4) signature guarantees (see the Prospectus under the heading "Signature Guarantees"); and (5) any additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call or write the Fund.

                               PURCHASE OF SHARES

The purchase price of shares of the Fund is the net asset value next determined after the order is received. An order received prior to the close of the regular session of trading of the New York Stock Exchange (the "Exchange"), generally 4:00 p.m., Eastern time, will be executed at the price computed on the date of receipt; and an order received after that time will be executed at the price computed on the next Business Day. An order to purchase shares is not binding on the Fund until confirmed in writing (or unless other arrangements have been made with the Fund, for example in the case of orders utilizing wire transfer of funds) and payment has been received.

Due to Internal Revenue Service ("IRS") regulations, applications without social security or tax identification numbers will not be accepted. If, however, you have already applied for a social security or tax identification number at the time of completing your account application, the application should so indicate. The Fund is required to, and will, withhold taxes on all distributions and redemption proceeds if the number is not delivered to the Fund within 60 days.

The Fund reserves the right in its sole discretion (i) to suspend the offering of its shares, (ii) to reject purchase orders when in the judgment of management such rejection is in the best interest of the Fund and its shareholders, and
(iii) to reduce or waive the minimum for initial and subsequent investments under circumstances where certain economies can be achieved in sales of Fund shares.

EMPLOYEES AND AFFILIATES OF THE FUND. The Fund has adopted initial investment minimums for the purpose of reducing the cost to the Fund (and consequently to the shareholders) of communicating with and servicing their shareholders. However, a reduced minimum initial investment requirement of $1,000 applies to Trustees, officers and employees of the Fund, the Adviser and certain parties related thereto, including clients of the Adviser or any sponsor, officer, committee member thereof, or the immediate family of any of them. In addition, accounts having the same mailing address may be aggregated for purposes of the minimum investment if they consent in writing to share a single mailing of shareholder reports, proxy statements (but each such shareholder would receive his/her own proxy) and other Fund literature.

                              REDEMPTION OF SHARES

The Fund may suspend redemption privileges or postpone the date of payment (i) during any period that the Exchange is closed, or trading on the Exchange is restricted as determined by the Securities and Exchange Commission (the "Commission"), (ii) during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or to fairly determine the value of its assets, and (iii) for such other periods as the Commission may permit.

No charge is made by the Fund for redemptions, although the Trustees could impose a redemption charge in the future. Any redemption may be for more or less than the shareholder's cost depending on the market value of the securities held by the Fund.

There is currently no charge by the Fund for wire redemptions. However, the Fund reserves the right, upon thirty days' written notice, to make reasonable charges for wire redemptions. All charges will be deducted from your account by redemption of shares in your account. Your bank or brokerage firm may also impose a charge for processing the wire. In the event that wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.

                          NET ASSET VALUE DETERMINATION

Under the 1940 Act, the Trustees are responsible for determining in good faith the fair value of the securities and other assets of the Fund, and they have adopted procedures to do so, as follows. The net asset value of the Fund is determined as of the close of the regular session of trading of the Exchange (currently 4:00 p.m., Eastern time) on each "Business Day." A Business Day means any day, Monday through Friday, except for the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Fourth of July, Labor Day, Thanksgiving Day and Christmas. Net asset value per share is determined by dividing the total value of all Fund securities and other assets, less liabilities, by the total number of shares then outstanding. Net asset value includes interest on fixed income securities, which is accrued daily.

                          ALLOCATION OF TRUST EXPENSES

The  Fund  pays  all of its own  expenses  not  assumed  by the  Adviser  or the
Administrator, including, but not limited to, the following: custodian, shareholder servicing, stock transfer and dividend disbursing expenses; clerical employees and junior level officers of the Trust as and if approved by the Board of Trustees; taxes; expenses of the issuance and redemption of shares (including registration and qualification fees and expenses); costs and expenses of membership and attendance at meetings of certain associations which may be deemed by the Trustees to be of overall benefit to the Fund and its shareholders; legal and auditing expenses; and the cost of stationery and forms prepared exclusively for the Fund. General Trust expenses are allocated among the series, or funds, on a fair and equitable basis by the Board of Trustees, which may be based on relative net assets of each fund (on the date the expense is paid) or the nature of the services performed and the relative applicability to each fund.

                           ADDITIONAL TAX INFORMATION

TAXATION OF THE FUND. The Fund intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Among its requirements to qualify under Subchapter M, the Fund must distribute annually at least 90% of its net investment income. In addition to this distribution requirement, the Fund must (1) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the disposition of stock or securities, and certain other income; and (2) diversify its holdings so that at the end of each quarter of its taxable year the following two conditions are met: (a) at least 50% of the value of the Fund's total assets is represented by cash, U.S. Government securities, securities of other regulated investment companies and other securities (for this purpose such other securities will qualify only if the Fund's investment is limited in respect to any issuer to an amount not greater than 5% of the Fund's total assets and 10% of the outstanding voting securities of such issuer) and (b) not more than 25% of the value of the Fund's assets is invested in securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies).

While the above requirements are aimed at qualification of the Fund as a regulated investment company under Subchapter M of the Code, the Fund also intends to comply with certain requirements of the Code to avoid liability for federal income and excise tax. If the Fund remains qualified under Subchapter M, it will not be subject to federal income tax to the extent it distributes its taxable net investment income and net realized capital gains. A nondeductible 4% federal excise tax will be imposed on the Fund to the extent it does not distribute at least 98% of its ordinary taxable income for a calendar year, plus 98% of its capital gain net taxable income for the one year period ending each October 31, plus certain undistributed amounts from prior years. While the Fund intends to distribute its taxable income and capital gains in a manner so as to avoid imposition of the federal excise and income taxes, there can be no assurance that the Fund indeed will make sufficient distributions to avoid entirely imposition of federal excise or income taxes.


The Fund's net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Capital losses may be carried forward to offset any capital gains for eight years, after which any undeducted capital loss remaining is lost as a deduction. As of March 31, 2002, the Fund had capital loss carryforwards for federal income tax purposes of $2,030,329, which expire March 31, 2010. In addition, the Fund had net realized capital losses of $38,852 during the period November 1, 2001 through March 31, 2002, which are treated for federal income tax purposes as arising during the Fund's tax year ending March 31, 2003. These capital loss carryforwards and "post-October" losses may be utilized in future years to offset net realized capital gains prior to distributing such gains to shareholders.


Should additional series, or funds, be created by the Trustees, each fund would be treated as a separate tax entity for federal income tax purposes.

TAX STATUS OF THE FUND'S DIVIDENDS AND DISTRIBUTIONS. Dividends paid by the Fund derived from net investment income or net short-term capital gains are taxable to shareholders as ordinary income, whether received in cash or reinvested in additional shares. Distributions, if any, of long-term capital gains are taxable to shareholders as long-term capital gains, whether received in cash or reinvested in additional shares, regardless of how long Fund shares have been held. For information on "backup" withholding, see "Purchase of Shares" above.

For corporate shareholders, the dividends received deduction, if applicable, should apply to a portion of dividends paid by the Fund. The Fund will send shareholders information each year on the tax status of dividends and disbursements. A dividend or capital gains distribution paid shortly after shares have been purchased, although in effect a return of investment is subject to federal income taxation. Dividends from net investment income, along with capital gains, will be taxable to shareholders, whether received in cash or shares and no matter how long you have held Fund shares, even if they reduce the net asset value of shares below your cost and thus in effect result in a return of a part of your investment.

                            CAPITAL SHARES AND VOTING

The Fund is a no-load, diversified series of the Williamsburg Investment Trust (the "Trust"), an open-end management investment company organized as a Massachusetts business trust in July 1988. The Board of Trustees has overall responsibility for management of the Fund under the laws of Massachusetts governing the responsibilities of trustees of business trusts.

Shares of the Fund, when issued, are fully paid and non-assessable and have no preemptive or conversion rights. Shareholders are entitled to one vote for each full share and a fractional vote for each fractional share held. Shares have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees and, in this event, the holders of the remaining shares voting will not be able to elect any Trustees. The Trustees will hold office indefinitely, except that:
(1) any Trustee may resign or retire and (2) any Trustee may be removed with or without cause at any time (a) by a written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; or (b) by vote of shareholders holding not less than two-thirds of the outstanding shares of the Trust, cast in person or by proxy at a meeting called for that purpose; or (c) by a written declaration signed by shareholders holding not less than two-thirds of the outstanding shares of the Trust and filed with the Trust's custodian. Shareholders have certain rights, as set forth in the Declaration of Trust, including the right to call a meeting of the shareholders for the purpose of voting on the removal of one or more Trustees. Shareholders holding not less than ten percent (10%) of the shares then outstanding may require the Trustees to call such a meeting and the Trustees are obligated to provide certain assistance to shareholders desiring to communicate with other shareholders in such regard (e.g., providing access to shareholder lists, etc.). In case a vacancy or an anticipated vacancy shall for any reason exist, the vacancy shall be filled by the affirmative vote of a majority of the remaining Trustees, subject to the provisions of Section 16(a) of the 1940 Act. The Trust does not expect to have an annual meeting of shareholders.


The Declaration of Trust of the Trust currently provides for the shares of ten funds, or series, to be issued. Shares of all ten series have currently been issued, in addition to the Fund: shares of the FBP Contrarian Equity Fund and the FBP Contrarian Balanced Fund, which are managed by Flippin, Bruce & Porter, Inc. of Lynchburg, Virginia; shares of The Jamestown Balanced Fund, The Jamestown Equity Fund, The Jamestown International Equity Fund and The Jamestown Tax Exempt Virginia Fund, which are managed by Lowe, Brockenbrough & Company, Inc. of Richmond, Virginia; and shares of The Government Street Equity Fund, The Government Street Bond Fund and The Alabama Tax Free Bond Fund, which are managed by T. Leavell & Associates, Inc. of Mobile, Alabama. The Trustees are permitted to create additional series, or funds, at any time.


Upon liquidation of the Trust or a particular Fund of the Trust, holders of the outstanding shares of the Fund being liquidated shall be entitled to receive, in proportion to the number of shares of the Fund held by them, the excess of that Fund's assets over its liabilities. Each outstanding share is entitled to one vote for each full share and a fractional vote for each fractional share, on all matters which concern the Trust as a whole. On any matter submitted to a vote of shareholders, all shares of the Trust then issued and outstanding and entitled to vote, irrespective of the Fund, shall be voted in the aggregate and not by Fund, except (i) when required by the 1940 Act, shares shall be voted by individual Fund; and (ii) when the matter does not affect any interest of a particular Fund, then only shareholders of the affected Fund or Funds shall be entitled to vote thereon. Examples of matters which affect only a particular Fund could be a proposed change in the fundamental investment objectives or policies of that Fund or a proposed change in the investment advisory agreement for a particular Fund. The shares of the Fund will have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect all of the Trustees if they so choose.

Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the Trust. The Declaration of Trust, therefore, contains provisions which are intended to mitigate such liability.

Stock certificates will not be issued for your shares. Evidence of ownership will be given by issuance of periodic account statements which will show the number of shares owned.

Prior to January 24, 1994, the Trust was called The Nottingham Investment Trust.

                         CALCULATION OF PERFORMANCE DATA

The Fund may, from time to time, advertise certain total return information. The average annual total return of the Fund for a period is computed by finding the average compounded rates of return over the 1-, 5-, and 10-year periods (or for the periods of the Fund's operations) that would equate the initial amount invested to the ending redeemable value (after adjusting for the reinvestment of any income dividends and capital gain distributions). In particular, the average annual total return of the Fund ("T") is computed by using the redeemable value at the end of a specified period of time ("ERV") of a hypothetical initial investment of $1,000 ("P") over a period of time ("n") according to the formula P (l+T)n = ERV.

Average annual total returns may also be calculated (i) after taxes on distributions and (ii) after taxes on distributions and sale of Fund shares. Average annual total return (after taxes on distributions) is computed by finding the average annual compounded rates of return over the 1-, 5-, and 10-year periods (or for the periods of the Fund's operations) that would equate the initial amount invested to the ending value, according to the following formula: P (1+T)n = ATV, where P = a hypothetical initial payment of $1,000, T = average annual total return (after taxes on distributions), n = number of years, and ATV = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods (or fractional portion) after taxes on Fund distributions but not after taxes on redemption. Average annual total return (after taxes on distributions and sale of Fund shares) is calculated in the same manner except that the ending value of the hypothetical $1,000 payment includes the deduction of capital gains taxes resulting from the redemption or, if appropriate, an adjustment to take into account the tax benefit from any capital losses that may have resulted from the redemption. After-tax returns are calculated using the highest applicable individual federal marginal tax rate in effect on the reinvestment date of a distribution. The tax rates used correspond to the tax character of each component of the distributions (that is, the ordinary income tax rate for ordinary income distributions and the long-term capital gains rate for capital gains distributions). The tax rates may vary over the course of the measurement period. State and local tax liabilities are disregarded, as are the effect of phaseouts of certain exemptions, deductions and credits at various income levels and the impact of the federal alternative minimum income tax. Actual after-tax returns will depend on an investor's tax situation and may differ from those shown. The after-tax returns are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The table below shows the Fund's average annual total returns for periods ended March 31, 2002:

                                                        Since Inception
                                             One Year    (Jan.15, 1998)
                                             --------    --------------
Return Before Taxes                            2.89%         4.25%
Return After Taxes on Distributions            2.75%         4.08%
Return After Taxes on Distributions
 and Sale of Fund Shares                       1.77%         3.36%


In addition, the Fund may advertise other total return performance data ("Nonstandardized Return"). Nonstandardized Return shows as a percentage rate of return encompassing all elements of return (i.e., income and capital appreciation or depreciation); it assumes reinvestment of all dividends and capital gain distributions. Nonstandardized Return may consist of a cumulative percentage of return, actual year-by-year rates or any combination thereof.

From time to time, the Fund may advertise its yield. A yield quotation is based on a 30-day (or one month) period and is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                          Yield = 2[(a-b/cd + 1)6 - 1]

Where:
a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive  dividends
d = the maximum offering price per share on the last day of the period


Solely for the purpose of computing yield, dividend income is recognized by accruing 1/360 of the stated dividend rate of the security each day that the Fund owns the security. Generally, interest earned (for the purpose of "a" above) on debt obligations is computed by reference to the yield to maturity of each obligation held based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day prior to the start of the 30-day (or one month) period for which yield is being calculated, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest). The Fund's yield for the 30 days ended March 31, 2002 was 0.32%.


The Fund's performance may be compared in advertisements, sales literature and other communications to the performance of other mutual funds having similar objectives or to standardized indices or other measures of investment performance. In particular, the Fund may compare its performance to the S&P 500 Index, which is generally considered to be representative of the performance of unmanaged common stocks that are publicly traded in the United States securities markets. Comparative performance may also be expressed by reference to a ranking prepared by a mutual fund monitoring service, such as Lipper, Inc. or Morningstar, Inc., or by one or more newspapers, newsletters or financial periodicals. Performance comparisons may be useful to investors who wish to compare the Fund's past performance to that of other mutual funds and investment products. Of course, past performance is not a guarantee of future results.


o LIPPER, INC. ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in net asset value over a specific period of time.


o MORNINGSTAR, INC., an independent rating service, is the publisher of the bi-weekly Mutual Fund Values. Mutual Fund Values rates more than 1,000 NASDAQ-listed mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for two weeks.

Investors may use such indices in addition to the Fund's Prospectus to obtain a more complete view of the Fund's performance before investing. Of course, when comparing the Fund's performance to any index, factors such as composition of the index and prevailing market conditions should be considered in assessing the significance of such comparisons. When comparing funds using reporting services, or total return, investors should take into consideration any relevant differences in funds such as permitted portfolio compositions and methods used to value portfolio securities and compute offering price. Advertisements and other sales literature for the Fund may quote total returns that are calculated on non-standardized base periods. The total returns represent the historic change in the value of an investment in the Fund based on monthly reinvestment of dividends over a specified period of time.

From time to time the Fund may include in advertisements and other communications information, charts, and illustrations relating to inflation and the effects of inflation on the dollar, including the purchasing power of the dollar at various rates of inflation. The Fund may also disclose from time to time information about its portfolio allocation and holdings at a particular date (including ratings of securities assigned by independent rating services such as S&P and Moody's). The Fund may also depict the historical performance of the securities in which the Fund may invest over periods reflecting a variety of market or economic conditions either alone or in comparison with alternative investments, performance indices of those investments, or economic indicators. The Fund may also include in advertisements and in materials furnished to present and prospective shareholders statements or illustrations relating to the appropriateness of types of securities and/or mutual funds that may be employed to meet specific financial goals, such as saving for retirement, children's education, or other future needs.

                        FINANCIAL STATEMENTS AND REPORTS

The books of the Fund will be audited at least once each year by independent public accountants. Shareholders will receive annual audited and semiannual (unaudited) reports when published, and will receive written confirmation of all confirmable transactions in their account. A copy of the Annual Report will accompany the Statement of Additional Information ("SAI") whenever the SAI is requested by a shareholder or prospective investor. The financial statements of the Fund as of March 31, 2002, together with the report of the independent accountants thereon, are incorporated herein by reference to the Annual Report of the Fund.

================================================================================

THE DAVENPORT EQUITY FUND

Investment Adviser                            ------------
Davenport & Company LLC                         DAVENPORT
One James Center                               EQUITY FUND
901 East Cary Street                          ------------
Richmond, Virginia 23219-4037

Administrator
Ultimus Fund Solutions, LLC
P.O. Box 46707                               ANNUAL REPORT
Cincinnati, Ohio 45246-0707                  MARCH 31, 2002
1-800-281-3217

Custodian
Firstar Bank, N.A
425 Walnut Street
Cincinnati, Ohio 45202

Independent Auditors
Tait, Weller & Baker
Eight Penn Center Plaza, Suite 800
Philadelphia, Pennsylvania 19103

Legal Counsel
Sullivan & Worcester LLP
One Post Office Square
Boston, Massachusetts 02109

Board of Trustees
Austin Brockenbrough III
John T. Bruce
Charles M. Caravati, Jr.
J. Finley Lee, Jr.
Richard Mitchell
Richard L. Morrill
Harris V. Morrissette
Erwin H. Will, Jr.
Samuel B. Witt III

Officers
Joseph L. Antrim III, President
Coleman Wortham III, Vice President
J. Lee Keiger III, Vice President
John P. Ackerly IV, Vice President

LETTER TO SHAREHOLDERS                                            March 31, 2002
================================================================================

Dear Fellow Shareholder:

After the robust recovery in the equity markets during the fourth quarter of 2001, first quarter performance for 2002 went nowhere. The S&P 500 eked out a gain of 0.3% and the Dow Jones 4.3%. Value was better than growth, small was better than big, and most everything was better than technology and telecommunications. The results for the Davenport Equity Fund* vs. the S&P 500 for the periods ended March 31, 2002 were:

               QTR           1 YR           3YR        SINCE INCEPTION (1/15/98)
                                        (annualized)          (annualized)
--------------------------------------------------------------------------------
  DAVPX       1.78%          2.89%         -0.49%                 4.25%
  S&P 500     0.26%          0.20%         -2.55%                 5.92%

Since hitting a peak in March 2000, technology and telecommunications stocks have declined 40%. In comparison, the best performing sectors during this market correction have been consumer staples and health care. Being under-weighted in technology and communications while maintaining a full position in healthcare, energy and consumer staples has aided our relative performance.

                       ARE THINGS BETTER THAN THEY SEEM?

Despite the prediction of many forecasters last fall, the economy did not go into a deep recession, the stock market did not go into a free fall, and the consumer continued to spend as much as ever. In fact:

o The S&P 500 is up 11% and the Dow Jones Industrial Average 18.7% in the last six months.

o    The economy is expected to have grown 5% in the first quarter.

o    Car and real estate sales continue to be robust.

Stock investors who stayed the course have enjoyed a mini bull market. So why are they not dancing in the streets? Perhaps there is an attitude of, now, where do we go? Many investors also tend to view performance of the market from its all time high as though it were a ratchet that goes up but not down. (Viewed in this way the S&P 500 is 24.8% off of its high, set 3/24/00 and the NASDAQ 63.4% off its high set 3/10/00). Of course, daily news reports of bankruptcy and accounting fraud are enough to dampen any soiree.

Negative company news and unrest in the Middle East have overshadowed better than expected economic news and a rebound in the stock market, proving forecasts wrong once again. Keep in mind however, our investment process is not based on predictions, but instead focuses on company fundamentals and the quality of management.

Banks, insurance, and credit card companies have grown to be a significant part of our portfolio and the market. In fact, finance now represents 18% of the S&P 500 making it the largest sector. While banks may tread water in the near term due to rising interest rates and credit concerns, we consider BB&T, Bank America, and Sun Trust to be core holdings.

As a result of acquisitions and management changes, we of course, review our holdings and initiate new positions. Recent purchases like Jefferson Pilot, primarily a life insurance company, have been on our radar for some time. The company has built a solid five-year track record of growing earnings at an annual rate of 13% and dividends at 9.5%. With an estimated $800 million in excess capital likely to be generated over the next two years, we believe the company will continue to pursue acquisitions, buy back stock and increase their dividend at a healthy clip. Jefferson Pilot's seasoned management and strong financial position seem like the investment antidote for today's uncertain environment and bodes well for long-term investors.

Despite the continued weakness in certain pharmaceutical companies, we remain optimistic about the long-term outlook for drug stocks. We are reminded that just two years ago Wall Street shunned Johnson and Johnson and American Home Products (now Wyeth) and has now done a flip-flop, favoring the two. If we did not already own a full weighting in pharmaceutical stocks we would consider adding to our positions since most are selling at historically low relative valuation levels and have above market dividend yields.

Another health care related stock of recent interest to us is Zimmer Holdings, the orthopedic business that was a spin off from Bristol-Myers. As a leader in hip and knee replacements, we believe the company can continue to grow earnings at a double-digit rate. While the stock is not particularly cheap, the company's growth in market share has been the fastest in the industry and their minimally
invasive   procedure  may  revolutionize  hip  replacement   surgery.

We have highlighted a few stocks and sectors that have been in the news and are of interest to us. It is important to remember that they are but a part of a well-diversified portfolio of approximately forty-five stocks.

                                THE CLOSING BELL

Six months ago investors had trouble envisioning a brighter tomorrow, yet the economy and stock market performed much better than most expected. Now investors are worried about future economic conditions and current valuation levels. Concerns about valuation are commonplace as the economy emerges from a recession and earnings are depressed.

We admit that we think valuation levels for some companies are full with little indication that a strong rebound in earnings is imminent. However, from a historical perspective, price to earnings ratios are approximately the same as they were when the economy was emerging from the recession in 1991. In addition, interest rates are lower today with the yield on a ten-year treasury at about 4.9% versus 6.7% in 1991.

Increased tensions in the Middle East, questionable accounting, and more dot-com blowups are also weighing on stocks. There is always something to worry about in the market, but worry, in moderation, is a good thing. It helps keep valuation levels in check and often gives us the opportunity to invest in quality companies at more reasonable levels.

                                        Sincerely,

                                        Davenport & Company LLC

If you have  questions or concerns,  please do not hesitate to give us a call at
(888) 285-1863.

*Performance is historical and not representative nor a guarantee of future results. The investment and principle value of an investment will fluctuate. An investor's shares, when redeemed, may be worth more or less than their original cost.

PERFORMANCE  INFORMATION
================================================================================

          COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE DAVENPORT EQUITY FUND AND THE STANDARD & POOR'S 500 INDEX


[GRAPHIC OMITTED]


    STANDARD & POOR'S 500 INDEX:                THE DAVENPORT EQUITY FUND

              QTRLY                                                    QTRLY
  DATE        RETURN      BALANCE             DATE        RETURN      BALANCE
-----------------------------------         ---------------------------------
01/15/98                   10,000           01/15/98                   10,000
03/31/98      16.25%       11,625           03/31/98      11.40%       11,140
06/30/98       3.30%       12,009           06/30/98       1.39%       11,295
09/30/98      -9.95%       10,814           09/30/98     -11.91%        9,950
12/31/98      21.30%       13,117           12/31/98      15.78%       11,520
03/31/99       4.98%       13,771           03/31/99       4.95%       12,090
06/30/99       7.05%       14,741           06/30/99       5.12%       12,709
09/30/99      -6.24%       13,821           09/30/99      -6.21%       11,920
12/31/99      14.88%       15,877           12/31/99      11.75%       13,320
03/31/00       2.29%       16,241           03/31/00       4.31%       13,894
06/30/00      -2.66%       15,810           06/30/00      -3.15%       13,457
09/30/00      -0.97%       15,657           09/30/00      -0.94%       13,330
12/31/00      -7.81%       14,434           12/31/00      -0.78%       13,226
03/31/01     -11.86%       12,722           03/31/01     -12.44%       11,580
06/30/01       5.85%       13,467           06/30/01       3.33%       11,966
09/30/01     -14.68%       11,490           09/30/01     -10.26%       10,738
12/31/01      10.69%       12,718           12/31/01       9.02%       11,707
03/31/02       0.27%       12,753           03/31/02       1.78%       11,915

----------------------------------------
|      THE DAVENPORT EQUITY FUND       |
|   AVERAGE ANNUAL TOTAL RETURNS (a)   |
|  (FOR PERIODS ENDED MARCH 31, 2002)  |
|      1 YEAR    SINCE INCEPTION*      |
|       2.89%         4.25%            |
----------------------------------------

Past performance is not predictive of future performance.

* Initial public offering of shares was January 15, 1998.

(a) The total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

THE DAVENPORT EQUITY FUND
STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 2002
================================================================================
ASSETS
 Investments in securities:
   At acquisition cost ........................................    $ 77,184,733
                                                                   ============

   At market value (Note 1) ...................................    $ 82,373,356
 Dividends receivable .........................................          49,747
 Receivable for securities sold ...............................          85,533
 Receivable for capital shares sold ...........................         112,413
 Other assets .................................................          12,286
                                                                   ------------
   TOTAL ASSETS ...............................................      82,633,335
                                                                   ------------

LIABILITIES
 Dividends payable ............................................           1,680
 Payable for capital shares redeemed ..........................          53,216
 Accrued investment advisory fees (Note 3) ....................          52,206
 Accrued administration fees (Note 3) .........................          11,100
                                                                   ------------
   TOTAL LIABILITIES ..........................................         118,202
                                                                   ------------

NET ASSETS ....................................................    $ 82,515,133
                                                                   ============


Net assets consist of:
Paid-in capital ...............................................    $ 79,373,192
Undistributed net investment income ...........................          22,499
Accumulated net realized losses from security transactions ....      (2,069,181)
Net unrealized appreciation on investments ....................       5,188,623
                                                                   ------------
Net assets ....................................................    $ 82,515,133
                                                                   ============


Shares of beneficial interest outstanding (unlimited
  number of shares authorized, no par value) ..................       7,045,637
                                                                   ============


Net asset value, offering price and redemption
  price per share (Note 1) ....................................    $      11.71
                                                                   ============


See accompanying notes to financial statements.

THE DAVENPORT EQUITY FUND
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED MARCH 31, 2002
================================================================================
INVESTMENT INCOME
 Dividends ....................................................    $  1,036,294
                                                                   ------------
EXPENSES
 Investment advisory fees (Note 3) ............................         566,103
 Administration fees (Note 3) .................................         123,302
 Printing of shareholder reports ..............................          23,324
 Custodian fees ...............................................          13,939
 Professional fees ............................................          12,421
 Trustees' fees and expenses ..................................          12,296
 Registration fees ............................................          11,651
 Postage and supplies .........................................           7,416
 Other expenses ...............................................           1,216
                                                                   ------------
   TOTAL EXPENSES .............................................         771,668
                                                                   ------------

NET INVESTMENT INCOME .........................................         264,626
                                                                   ------------

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
 Net realized losses from security transactions ...............      (1,914,754)
 Net change in unrealized appreciation/
  depreciation on investments .................................       3,753,826
                                                                   ------------

NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS ..............       1,839,072
                                                                   ------------

NET INCREASE IN NET ASSETS FROM OPERATIONS ....................    $  2,103,698
                                                                   ============


See accompanying notes to financial statements.


THE DAVENPORT EQUITY FUND
STATEMENTS OF CHANGES IN NET ASSETS
==================================================================================================
                                                                         YEAR          YEAR
                                                                         ENDED         ENDED
                                                                       MARCH 31,      MARCH 31,
                                                                         2002           2001
--------------------------------------------------------------------------------------------------
FROM OPERATIONS
 Net investment income ...................................         $    264,626    $    275,809
 Net realized gains (losses) from security transactions ..           (1,914,754)      1,142,334
 Net change in unrealized appreciation/depreciation
  on investments .........................................            3,753,826     (15,169,864)
                                                                   ------------    ------------
Net increase (decrease) in net assets from operations ....            2,103,698     (13,751,721)
                                                                   ------------    ------------

DISTRIBUTIONS TO SHAREHOLDERS
 From net investment income ..............................             (254,233)       (263,703)
                                                                   ------------    ------------

FROM CAPITAL SHARE TRANSACTIONS
 Proceeds from shares sold ...............................           17,832,797      18,052,379
 Net asset value of shares issued in reinvestment of
  distributions to shareholders ..........................              242,102         252,399
 Payments for shares redeemed ............................           (7,569,094)    (11,755,343)
                                                                   ------------    ------------
Net increase in net assets from capital share transactions           10,505,805       6,549,435
                                                                   ------------    ------------

TOTAL INCREASE (DECREASE) IN NET ASSETS ..................           12,355,270      (7,465,989)

NET ASSETS
 Beginning of year .......................................           70,159,863      77,625,852
                                                                   ------------    ------------
 End of year .............................................         $ 82,515,133    $ 70,159,863
                                                                   ============    ============

UNDISTRIBUTED NET INVESTMENT INCOME ......................         $     22,499    $     12,106
                                                                   ============    ============

CAPITAL SHARE ACTIVITY
 Sold ....................................................            1,535,017       1,380,965
 Reinvested ..............................................               21,342          20,186
 Redeemed ................................................             (654,348)       (903,057)
                                                                   ------------    ------------
 Net increase in shares outstanding ......................              902,011         498,094
 Shares outstanding at beginning of year .................            6,143,626       5,645,532
                                                                   ------------    ------------
 Shares outstanding at end of year .......................            7,045,637       6,143,626
                                                                   ============    ============


See accompanying notes to financial statements.



THE DAVENPORT EQUITY FUND
FINANCIAL HIGHLIGHTS
=========================================================================================================================
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
-------------------------------------------------------------------------------------------------------------------------
                                                   YEAR           YEAR          YEAR            YEAR          PERIOD
                                                   ENDED          ENDED         ENDED           ENDED         ENDED
                                                 MARCH 31,      MARCH 31,      MARCH 31,       MARCH 31,      MARCH 31,
                                                   2002           2001          2000            1999          1998(a)
-------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period ....   $    11.42     $    13.75     $    12.01     $    11.14     $    10.00
                                              ----------     ----------     ----------     ----------     ----------

Income (loss) from investment operations:
 Net investment income ....................         0.04           0.05           0.04           0.06           0.01
 Net realized and unrealized gains (losses)
  on investments ..........................         0.29          (2.34)          1.75           0.88           1.13
                                              ----------     ----------     ----------     ----------     ----------
Total from investment operations ..........         0.33          (2.29)          1.79           0.94           1.14
                                              ----------     ----------     ----------     ----------     ----------

Less distributions:
 Dividends from net investment income .....        (0.04)         (0.04)         (0.05)         (0.06)          --
 Distributions from net realized gains ....         --             --             --            (0.01)          --
                                              ----------     ----------     ----------     ----------     ----------
Total distributions .......................        (0.04)         (0.04)         (0.05)         (0.07)          --
                                              ----------     ----------     ----------     ----------     ----------

Net asset value at end of period ..........   $    11.71     $    11.42     $    13.75     $    12.01     $    11.14
                                              ==========     ==========     ==========     ==========     ==========

Total return ..............................         2.89%        (16.65%)        14.93%          8.53%         11.40%(d)
                                              ==========     ==========     ==========     ==========     ==========

Net assets at end of period (000's) .......   $   82,515     $   70,160     $   77,626     $   56,358     $   24,694
                                              ==========     ==========     ==========     ==========     ==========

Ratio of net expenses to average net
  assets(b) ...............................         1.02%          1.00%          1.01%          1.14%          1.15%(c)

Ratio of net investment income to
  average net assets ......................         0.35%          0.36%          0.35%          0.64%          0.76%(c)

Portfolio turnover rate ...................           13%            25%            17%            15%            17%(c)



(a) Represents the period from the commencement of operations (January 15, 1998) through March 31, 1998.
(b) Absent  investment  advisory  fees  waived and  expenses  reimbursed  by the Adviser,  the ratio of expenses to average net assets  would have been  2.13%(c) for the period ended March 31, 1998.
(c) Annualized.
(d) Not annualized.


See accompanying notes to financial statements.


THE DAVENPORT EQUITY FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 2002
================================================================================
                                                                        MARKET
    SHARES       COMMON STOCKS -- 95.7%                                 VALUE
--------------------------------------------------------------------------------

                 CONSUMER DISCRETIONARY - 7.5%
    45,896       AOL Time Warner, Inc. (a)                            $1,085,440
    64,775       Circuit City Stores - Circuit City Group              1,168,541
    50,349       Fox Entertainment Group, Inc. (a)                     1,190,754
   101,629       Liberty Media Corporation (a)                         1,284,591
    64,217       Walt Disney Company (The)                             1,482,128
                                                                      ----------
                                                                       6,211,454
                                                                      ----------
                 CONSUMER STAPLES-- 12.1%
    58,466       Anheuser-Busch Companies, Inc. ................       3,051,925
    19,622       Coca-Cola Company .............................       1,025,446
   102,239       SYSCO Corporation .............................       3,048,767
    71,509       Walgreen Company ..............................       2,802,438
                                                                   -------------
                                                                       9,928,576
                                                                   -------------
                 ENERGY-- 10.2%
    19,910       BP Amoco PLC - ADR ............................       1,057,221
    14,738       ChevronTexaco Corporation .....................       1,330,399
    45,345       Conoco, Inc. - Class B ........................       1,323,167
    39,245       Exxon Mobil Corporation .......................       1,720,108
    18,838       Murphy Oil Corporation ........................       1,808,448
    19,622       Schlumberger Limited ..........................       1,154,166
                                                                   -------------
                                                                       8,393,509
                                                                   -------------
                 FINANCIALS-- 20.8%
    53,774       American Express Company ......................       2,202,583
    29,970       American International Group, Inc. ............       2,162,036
    21,578       Bank of America Corporation ...................       1,467,735
    43,245       BB&T Corporation ..............................       1,648,067
       524       Berkshire Hathaway, Inc. - Class B (a) ........       1,241,356
    33,429       Capital One Financial Corporation .............       2,134,442
    26,500       Jefferson-Pilot Corporation ...................       1,327,120
    10,647       Markel Corporation (a) ........................       2,166,771
     7,000       S&P 500 Depositary Receipt ....................         802,340
    29,898       SunTrust Banks, Inc. ..........................       1,995,093
                                                                   -------------
                                                                      17,147,543
                                                                   -------------
                 HEALTHCARE-- 16.5%
    40,050       Amgen, Inc. (a) ...............................       2,390,184
    39,488       Bristol-Myers Squibb Company ..................       1,598,869
    39,129       Johnson & Johnson .............................       2,541,429
    26,058       Merck & Company, Inc. .........................       1,500,420
    43,615       Schering-Plough Corporation ...................       1,365,149
    17,639       Trigon Healthcare, Inc.(a) ....................       1,302,111
    32,264       Wyeth .........................................       2,118,132
    23,591       Zimmer Holdings, Inc.(a) ......................         803,274
                                                                   -------------
                                                                      13,619,568
                                                                   -------------

THE DAVENPORT EQUITY FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
                                                                        MARKET
    SHARES       COMMON STOCKS -- 95.7% (Continued)                     VALUE
--------------------------------------------------------------------------------
                 INDUSTRIALS-- 12.2%
    25,627       Avery Dennison Corporation ....................   $   1,564,016
    25,517       Emerson Electric Company ......................       1,464,420
    23,462       General Dynamics Corporation ..................       2,204,255
    35,234       General Electric Company ......................       1,319,513
    14,258       Northrop Grumman Corporation ..................       1,611,867
   102,157       Tredegar Corporation, Inc. ....................       1,910,336
                                                                   -------------
                                                                      10,074,407
                                                                   -------------
                 INFORMATION TECHNOLOGY-- 8.0%
    49,006       Cisco Systems, Inc. (a) .......................         829,672
    25,406       EMC Corporation (a) ...........................         302,840
    40,807       Hewlett-Packard Company .......................         732,078
    43,142       Intel Corporation .............................       1,311,948
    13,238       International Business Machines Corporation ...       1,376,752
    23,280       Microsoft Corporation (a) .....................       1,404,017
    74,144       Sun Microsystems, Inc. (a) ....................         653,950
                                                                   -------------
                                                                       6,611,257
                                                                   -------------

                 MATERIALS-- ...................................            4.5%
    48,006       Alcoa, Inc. ...................................       1,811,746
    34,080       Dow Chemical Company (The) ....................       1,115,098
    46,239       Massey Energy Company .........................         781,439
                                                                   -------------
                                                                       3,708,283
                                                                   -------------
                 TELECOMMUNICATIONS SERVICES-- 1.7%
    38,066       SBC Communications, Inc. ......................       1,425,191
                                                                   -------------

                 UTILITIES-- 2.2%
    28,428       Dominion Resources, Inc. ......................       1,852,368
                                                                   -------------

                 TOTAL COMMON STOCKS-- 95.7%
                   (Cost $73,783,533)...........................   $  78,972,156
                                                                   -------------

================================================================================
                                                                       MARKET
    SHARES       MONEY MARKETS -- 4.1%                                 VALUE
--------------------------------------------------------------------------------

  3,401,200      First American Treasury Obligation Fund -
                   Class S (Cost $3,401,200)....................   $   3,401,200
                                                                   -------------

                 TOTAL INVESTMENTS AT VALUE-- 99.8%
                  (Cost $77,184,733)............................   $  82,373,356

                 OTHER ASSETS IN EXCESS OF
                  LIABILITIES-- 0.2%............................         141,777
                                                                   -------------

                 NET ASSETS-- 100.0%............................   $  82,515,133
                                                                   =============

(a)  Non-income producing security.
See accompanying notes to financial statements.

THE DAVENPORT EQUITY FUND
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2002
================================================================================
1.  SIGNIFICANT ACCOUNTING POLICIES
The Davenport Equity Fund (the Fund) is a no-load, diversified series of the Williamsburg Investment Trust (the Trust), an open-end management investment company registered under the Investment Company Act of 1940. The Trust was organized as a Massachusetts business trust on July 18, 1988. The Fund began operations on January 15, 1998.

The Fund's investment objective is long term growth of capital through investment in a diversified portfolio of common stocks. Current income is incidental to this objective and may not be significant.

The following is a summary of the Fund's significant accounting policies:

Securities valuation -- The Fund's portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange (normally 4:00 p.m., Eastern time). Securities which are traded over-the-counter are valued at the last sales price, if available, otherwise, at the last quoted bid price. Securities traded on a national stock exchange are valued based upon the closing price on the principal exchange where the security is traded.

Repurchase agreements -- The Fund may enter into joint repurchase agreements with other funds within the Trust. The joint repurchase agreement, which is collateralized by U.S. Government obligations, is valued at cost which, together with accrued interest, approximates market. At the time the Fund enters into the joint repurchase agreement, the seller agrees that the value of the underlying securities, including accrued interest, will at all times be equal to or exceed the face amount of the repurchase agreement. In addition, the Fund actively monitors and seeks additional collateral, as needed.

Share valuation -- The net asset value per share of the Fund is calculated daily by dividing the total value of the Fund's assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of the Fund is equal to the net asset value per share.

Investment income and distributions to shareholders -- Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Dividends arising from net investment income are declared and paid quarterly to shareholders of the Fund. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. There were no differences between the book basis and tax basis of distributable earnings as of March 31, 2002 and distributions for the years ended March 31, 2002 and 2001.

Security transactions -- Security transactions are accounted for on trade date. Securities sold are determined on a specific identification basis.

Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax -- It is the Fund's policy to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

THE DAVENPORT  EQUITY FUND
NOTES TO FINANCIAL  STATEMENTS  (CONTINUED)
================================================================================
In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is based upon the federal income tax cost of investment securities of $77,184,733 as of March 31, 2002:

--------------------------------------------------------------------------------
Gross unrealized appreciation...................................  $  13,695,778
Gross unrealized depreciation...................................     (8,507,155)
                                                                  -------------
Net unrealized appreciation.....................................  $   5,188,623
                                                                  =============
--------------------------------------------------------------------------------

As of March 31, 2002, the Fund had capital loss carryforwards for federal income tax purposes of $2,030,329, which expires on March 31, 2010. In addition, the Fund had net realized capital losses of $38,852 during the period November 1, 2001 through March 31, 2002, which are treated for federal income tax purposes as arising during the Fund's tax year ending March 31, 2003. These capital loss carryforwards and "post-October" losses may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

2. INVESTMENT TRANSACTIONS
During the year ended March 31, 2002, cost of purchases and proceeds from sales and maturities of investment securities, other than short-term investments, amounted to $19,780,942 and $9,779,846, respectively.

3. TRANSACTIONS WITH AFFILIATES
INVESTMENT ADVISORY AGREEMENT
The Fund's investments are managed by Davenport & Company LLC (the Adviser) under the terms of an Investment Advisory Agreement. Under the Investment Advisory Agreement, the Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate of .75% of its average daily net assets. Certain officers of the Trust are also officers of the Adviser.

ADMINISTRATIVE SERVICES AGREEMENT
Under the terms of an Administrative Services Agreement between the Trust and Ultimus Fund Solutions, LLC (Ultimus), Ultimus provides administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services for the Fund. For these services, Ultimus receives a monthly fee from the Fund at an annual rate of .15% on its average daily net assets up to $25 million; .125% on the next $25 million of such net assets; and .10% on such net assets in excess of $50 million, plus an annual shareholder record keeping fee of $10 per account per the number of accounts in excess of 1,000. In addition, the Fund pays out-of-pocket expenses including, but not limited to, postage, supplies and costs of pricing the Fund's portfolio securities. Certain officers of the Trust are also officers of Ultimus, or of Ultimus Fund Distributors, LLC, the principal underwriter of the Fund's shares and an affiliate of Ultimus.

REPORT OF INDEPENDENT CERTIFIED
PUBLIC ACCOUNTANTS
================================================================================

To the Shareholders and Board of Trustees
The Williamsburg Investment Trust
Cincinnati, Ohio

     We have audited the accompanying statement of assets and liabilities of The Davenport Equity Fund (a series of The Williamsburg Investment Trust), including the portfolio of investments, as of March 31, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period January 15, 1998 (commencement of operations) to March 31, 1998. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2002 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Davenport Equity Fund as of March 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period January 15, 1998 to March 31, 1998, in conformity with accounting principles generally accepted in the United States of America.

                                                 Tait, Weller & Baker
Philadelphia, Pennsylvania
April 26, 2002

BOARD OF TRUSTEES AND EXECUTIVE OFFICERS
(UNAUDITED)
================================================================================
Overall responsibility for management of the Fund rests with the Board of Trustees. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement or removal. The Trustees, in turn, elect the officers of the Fund to actively supervise its day-to-day operations. The officers have been elected for an annual term. The following are the Trustees and executive officers of the Fund:

                                                                                        POSITION HELD                LENGTH OF
       TRUSTEE                         ADDRESS                                   AGE    WITH THE TRUST              TIME SERVED
------------------------------------------------------------------------------------------------------------------------------------
*John T. Bruce             800 Main Street, Lynchburg, VA                         49    Chairman and Trustee    Since September 1988
*Austin Brockenbrough III  1802 Bayberry Court, Suite 400, Richmond, VA           65    Trustee                 Since September 1988
*Charles M. Caravati, Jr.  931 Broad Street Road, Manakin-Sabot, VA               65    Trustee                 Since June 1991
  J. Finley Lee            105 Gristmill Lane, Chapel Hill, NC                    62    Trustee                 Since September 1988
*Richard Mitchell          150 Government Street, Mobile, AL                      52    Trustee                 Since June 1991
  Richard L. Morrill       G19 Boatright Library, Richmond, VA                    62    Trustee                 Since March 1993
  Harris V. Morrissette    100 Jacintopport Boulevard, Saraland, AL               42    Trustee                 Since March 1993
  Erwin H. Will, Jr.       1200 East Main Street, Richmond, VA                    69    Trustee                 Since July 1997
  Samuel B. Witt III       2300 Clarendon Boulevard, Suite 407, Arlington, VA     66    Trustee                 Since November 1988
  Joseph L. Antrim III     One James Center, 901 E. Cary Street, Richmond, VA     56    President               Since November 1997
  John P. Ackerly IV       One James Center, 901 E. Cary Street, Richmond, VA     38    Vice President          Since November 1997
  J. Lee Keiger III        One James Center, 901 E. Cary Street, Richmond, VA     47    Vice President          Since November 1997
  Coleman Wortham III      One James Center, 901 E. Cary Street, Richmond, VA     56    Vice President          Since November 1997
  Robert G. Dorsey         135 Merchant Street, Suite 230, Cincinnati, OH         45    Vice President          Since November 2000
  Mark J. Seger            135 Merchant Street, Suite 230, Cincinnati, OH         40    Treasurer               Since November 2000
  John F. Splain           135 Merchant Street, Suite 230, Cincinnati, OH         45    Secretary               Since November 2000

*Messrs. Bruce, Brockenbrough, Caravati and Mitchell are "interested persons" of the Trust within the meaning of Section 2(a)(19) of the Investment Company Act of 1940. Charles M. Caravati, Jr. is the father of Charles M. Caravati III, an officer of The Jamestown Funds, which are other portfolios of the Trust.

Each Trustee oversees ten portfolios of the Trust, including the Fund. The principal occupations of the Trustees and executive officers of the Fund during the past five years and public directorships held by the Trustees are set forth below:

John T. Bruce is a Principal of Flippin, Bruce & Porter, Inc. (an investment advisory firm).

Austin Brockenbrough III is President and Managing Director of Lowe, Brockenbrough & Company, Inc. (an investment advisory firm). He is a member of the Board of Directors of Tredegar Industries, Inc. (a plastics manufacturer) and Wilkinson O'Grady & Co., Inc. (a global asset manager). In addition, he is a member of the Board of Trustees for the University of Richmond.

Charles M. Caravati, Jr. is a retired physician. He is also the retired President of Dermatology Associates of Virginia, P.C.

J. Finley Lee is a financial consultant and the Julian Price Professor Emeritus at the University of North Carolina. In addition, he is a member of the Board of Trustees of the Albemarle Investment Trust (a registered investment company).

Richard Mitchell is a Principal of T. Leavell & Associates, Inc. (an investment advisory firm).

Richard L. Morrill is the Chancellor of the University of Richmond. He is also a member of the Board of Directors of Tredegar Industries, Inc.

BOARD OF TRUSTEES AND EXECUTIVE OFFICERS
(UNAUDITED) (CONTINUED)
================================================================================
Harris V. Morrissette is President of Marshall Biscuit Co., Inc. He is a member of the Board of Directors of South Alabama Bancorporation, Inc. and EnergySouth, Inc. In addition, he is Chairman of Azalea Aviation, Inc. (an airplane fueling company).

Erwin H. Will,  Jr. is Managing  Director  of  Equities  of Virginia  Retirement
System.

Samuel B. Witt III is Senior Vice President and General Counsel of Stateside Associates, Inc. He is also a member of the Board of Directors of The Swiss Helvetia Fund, Inc. (a closed-end investment company).

Joseph L. Antrim III is Executive Vice President of the Adviser.

John P. Ackerly IV is Vice President and Portfolio Manager of the Adviser.

J. Lee Keiger III is First Vice President and Chief Financial Officer of the Adviser.

Coleman Wortham III is President and Chief Executive Officer of the Adviser.

Robert G. Dorsey is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC. Prior to March 1999, he was President of Countrywide Fund Services, Inc. (a mutual fund services company).

Mark J. Seger is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC. Prior to March 1999, he was First Vice President of Countrywide Fund Services, Inc.

John F. Splain is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC. Prior to March 1999, he was First Vice President and Secretary of Countrywide Fund Services, Inc. and affiliated companies.

                       THIS PAGE INTENTIONALLY LEFT BLANK

================================================================================

                      WILLIAMSBURG INVESTMENT TRUST

PART C.   OTHER INFORMATION
          -----------------

Item 23.  Exhibits
          --------

          (a)  Agreement  and  Declaration  of  Trust--Incorporated   herein  by
               reference to Registration Statement on Form N-1A

          (b)  Bylaws--Incorporated   herein  by   reference   to   Registration
               Statement on Form N-1A

          (c) Incorporated herein by reference to Agreement and Declaration of Trust and Bylaws

          (d)  (i)  Investment  Advisory  Agreement  for  The  Jamestown  Equity
                    Fund--Incorporated  herein   by  reference  to  Registrant's
                    Post-Effective Amendment No. 29 filed on August 1, 1997

               (ii) Investment  Advisory  Agreement for The  Jamestown  Balanced
                    Fund--Incorporated   herein  by  reference  to  Registrant's
                    Post-Effective Amendment No. 29 filed on August 1, 1997

               (iii)Investment    Advisory    Agreement    for   The   Jamestown
                    International Equity Fund--Incorporated herein by reference to Registrant's Post-Effective Amendment No. 29 filed on August 1, 1997

               (iv) Sub-Advisory  Agreement  for  The  Jamestown   International
                    Equity Fund--Incorporated herein by reference to Registrant's Post-Effective Amendment No. 29 filed on August 1, 1997

               (v) Investment Advisory Agreement for The Jamestown Tax Exempt Virginia Fund--Incorporated herein by reference to Registrant's Post-Effective Amendment No. 29 filed on August 1, 1997

               (vi) (a) Investment Advisory Agreements for the FBP Contrarian Balanced Fund and the FBP Contrarian Equity Fund -- Incorporated herein by reference to Registration Statement filed on Form N-1A

                    (b) Amendments to Investment Advisory Agreements for the FBP Contrarian Balanced Fund and the FBP Contrarian Equity Fund--Incorporated herein by reference to Registrant's Post-Effective Amendment No. 34 filed on August 1, 2000

               (vii)Investment  Advisory  Agreements for The  Government  Street
                    Equity Fund, The Government Street Bond Fund and The Alabama Tax Free Bond Fund--Incorporated herein by reference to Registration Statement filed on Form N-1A

               (viii)Investment  Advisory  Agreement for  The  Davenport  Equity
                     Fund--Incorporated herein by reference to Registrant's Post-Effective Amendment No. 31 filed on July 31, 1998

          (e)  (i)  Distribution  Agreements  with  Ultimus  Fund  Distributors,
                    LLC--Incorporated   herein  by   reference  to  Registrant's
                    Post-Effective Amendment No. 35 filed on May 18, 2001


               (ii) Sub-Distribution  Agreements with Ultimus Fund Distributors,
                    LLC and Quasar Distributors, LLC--Filed herewith


          (f)  Inapplicable


          (g)  (i)  Custody   Agreement  with   The   Northern  Trust  Company--
                    Incorporated   herein   by  reference  to Registrant's Post-
                    Effective Amendment No. 36 filed on August 1, 2001

               (ii) Custody  Agreement with U.S. Bank,  N.A.  (formerly  Firstar
                    Bank)--Incorporated herein by reference to Registrant's Post-Effective Amendment No. 26 filed on August 1, 1996


          (h)  Mutual Fund  Services  Agreement  with  Ultimus  Fund  Solutions,
               LLC--Incorporated    herein   by   reference   to    Registrant's
               Post-Effective Amendment No. 35 filed on May 18, 2001

          (i)  Opinion   and   Consent  of  Counsel   relating  to  Issuance  of
               Shares--Incorporated   herein  by   reference   to   Registration
               Statement on Form N-1A

          (j)  Consent of Independent Public Accountants--Filed herewith

          (k)  Inapplicable

          (l)  Inapplicable

          (m)  Inapplicable

          (n)  Inapplicable

          (o)  Inapplicable

          (p) (i) Code of Ethics of The Jamestown Funds--Incorporated herein by reference to Registrant's Post-Effective Amendment No. 34 filed on August 1, 2000

               (ii) Code  of   Ethics   of  Lowe,   Brockenbrough   &   Company,
                    Inc.--Incorporated   herein  by  reference  to  Registrant's
                    Post-Effective Amendment No. 34 filed on August 1, 2000

               (iii)Code  of   Ethics   of   Oechsle   International   Advisors,
                    LLC--Incorporated   herein  by  reference  to   Registrant's
                    Post-Effective Amendment No. 34 filed on August 1, 2000

               (iv) Code   of   Ethics   of  the   Flippin,   Bruce   &   Porter
                    Funds--Incorporated herein by reference to Registrant's Post-Effective Amendment No. 34 filed on August 1, 2000

               (v)  Code   of    Ethics    of    Flippin,    Bruce   &   Porter,
                    Inc.--Incorporated   herein  by  reference  to  Registrant's
                    Post-Effective Amendment No. 34 filed on August 1, 2000

               (vi) Code of Ethics of The Government Street  Funds--Incorporated
                    herein by reference to Registrant's Post-Effective Amendment No. 34 filed on August 1, 2000

               (vii)Code   of    Ethics   of   T.    Leavell    &    Associates,
                    Inc.--Incorporated     by    reference    to    Registrant's
                    Post-Effective Amendment No. 35 filed on May 18, 2001

               (viii) Code of Ethics of The Davenport Equity  Fund--Incorporated
                    herein by reference to Registrant's Post-Effective Amendment No. 34 filed on August 1, 2000

               (ix) Code of Ethics  of  Davenport  &  Company  LLC--Incorporated
                    herein by reference to Registrant's Post-Effective Amendment No. 34 filed on August 1, 2000


               (x) Code of Ethics of Ultimus Fund Distributors, LLC--Filed herewith


Item 24.  Persons Controlled by or Under Common Control with Registrant
          -------------------------------------------------------------
          No person is directly or indirectly controlled by or under common control with the Registrant.

Item 25.  Indemnification
          ---------------
          Article VIII of the Registrant's Agreement and Declaration of Trust provides for indemnification of officers and Trustees as follows:

               SECTION 8.4 Indemnification of Trustees and Officers. Subject to the limitations set forth in this Section 8.4, the Trust shall indemnify (from the assets of the Fund or Funds to which the conduct in question relates) each of its Trustees and officers, including persons who serve at the Trust's request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise (referred to hereinafter, together with such person's heirs, executors, administrators or other legal representatives, as a "covered person") against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants' and counsel fees, incurred by any covered person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such covered person may be or may have been involved as a party or otherwise or with which such covered person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, director or trustee, except with respect to any matter as to which it has been determined that such covered person (i) did not act in good faith in the reasonable belief that his action was in or not opposed to the best interests of the Trust or (ii) had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office (either and both of the conduct described in clauses (i) and (ii) above being referred to hereinafter as "Disabling Conduct"). A determination that the covered person is entitled to indemnification may be made by (i) a final decision on the merits by a court or other body before whom the proceeding was brought that such covered person was not liable by reason of Disabling Conduct, (ii) dismissal of a court action or an administrative action against such covered person for insufficiency of evidence of

               Disabling Conduct, or (iii) a reasonable determination, based upon a review of the facts, that such covered person was not liable by reason of Disabling Conduct by (a) vote of a majority of a quorum of Trustees who are neither "interested persons" of the Trust as the quoted phrase is defined in Section 2(a) (19) of the Investment Company Act of 1940 nor parties to the action, suit or other proceeding on the same or similar grounds is then or has been pending or threatened (such quorum of such Trustees being referred to hereinafter as the "Disinterested Trustees"), or (b) an independent legal counsel in a written opinion. Expenses, including accountants' and counsel fees so incurred by any such covered person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), may be paid from time to time by the Fund or Funds to which the conduct in question related in advance of the final disposition of any such action, suit or proceeding; provided, that the covered person shall have undertaken to repay the amounts so paid if it is ultimately determined that indemnification of such expenses is not authorized under this
               Article VIII and if (i) the covered person shall have provided security for such undertaking, (ii) the Trust shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of the Independent Trustees, or an independent legal counsel in a written opinion, shall have determined, based on a review of readily available facts (as opposed to a full inquiry), that there is reason to believe that the covered person ultimately will be entitled to indemnification hereunder.

               SECTION 8.5 Compromise Payment. As to any matter disposed of by a compromise payment by any covered person referred to in Section
               8.4 hereof, pursuant to a consent decree or otherwise, no such indemnification either for said payment or for any other expenses shall be provided unless such indemnification shall be approved
               (i) by a majority of the Disinterested Trustees or (ii) by an independent legal counsel in a written opinion. Approval by the Independent Trustees pursuant to clause (ii) shall not prevent the recovery from any covered person of any amount paid to such covered person in accordance with either of such clauses as indemnification if such covered person is subsequently adjudicated by a court of competent jurisdiction not to have acted in good faith in the reasonable belief that such covered person's action was in or not opposed to the best interests of the Trust or to have been liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such covered person's office.

               SECTION 8.6 Indemnification Not Exclusive. The right of indemnification provided by this Article VIII shall not be exclusive of or affect any of the rights to which any such covered person may be entitled. Nothing contained in this Article VIII shall affect any rights to indemnification to which personnel of the Trust, other than Trustees and officers, and other persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such person.

          The   Registrant's   Investment   Advisory   Agreements   provide  for
          indemnification of each of the Advisors as follows:

               8.(b)Indemnification of Advisor. Subject to the limitations set forth in this Subsection 8(b), the Trust shall indemnify, defend and hold harmless (from the assets of the Fund or Funds to which the conduct in question relates) the Advisor against all loss, damage and liability, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants' and counsel fees, incurred by the Advisor in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, related to or resulting from this Agreement or the performance of services hereunder, except with respect to any matter as to which it has been determined that the loss, damage or liability is a direct result of (i) a breach of fiduciary duty with respect to the receipt of compensation for services; or (ii) willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard by it of its duties under this Agreement (either and both of the conduct described in clauses (i) and (ii) above being referred to hereinafter as "Disabling Conduct"). A determination that the Advisor is entitled to indemnification may be made by
               (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the Advisor was not liable by reason of Disabling Conduct, (ii) dismissal of a court action or an administrative proceeding against the Advisor for insufficiency of evidence of Disabling Conduct, or (iii) a reasonable determination, based upon a review of the facts, that the Advisor was not liable by reason of Disabling Conduct by: (a) vote of a majority of a quorum of Trustees who are neither "interested persons" of the Trust as the quoted phrase is defined in Section 2 (a) (19) of the Investment Company Act of 1940 nor parties to the action, suit or other proceeding on the same or similar grounds that is then or has been pending or threatened (such quorum of such Trustees being referred to hereinafter as the "Independent Trustees"), or (b) an independent legal counsel in a written opinion. Expenses, including accountants' and counsel fees so incurred by the Advisor (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), may be paid from time to time by the Fund or Funds to which the conduct in question related in advance of the final disposition of any such action, suit or proceeding; provided, that the Advisor shall have undertaken to repay the amounts so paid if it is ultimately determined that indemnification of such expenses is not authorized under this Subsection 8(b) and if (i) the Advisor shall have provided security for such undertaking,
               (ii) the Trust shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of the Independent Trustees, or an independent legal counsel in a written opinion, shall have determined, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the Advisor ultimately will be entitled to indemnification hereunder.

               As to any matter disposed of by a compromise payment by the Advisor referred to in this Subsection 8(b), pursuant to a consent decree or otherwise, no such indemnification either for said payment or for any other expenses shall be provided unless such indemnification shall be approved (i) by a majority of the Independent Trustees or (ii) by an independent legal counsel in a written opinion. Approval by the Independent Trustees pursuant to clause (i) shall not prevent the recovery from the Advisor of any amount paid to the Advisor in accordance with either of such clauses as indemnification if the Advisor is subsequently adjudicated by a court of competent jurisdiction not to have acted in good faith in the reasonable belief that the Advisor's action was in or not opposed to the best interests of the Trust or to have been liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in its conduct under the Agreement.

               The right of indemnification provided by this Subsection 8(b) shall not be exclusive of or affect any of the rights to which the Advisor may be entitled. Nothing contained in this Subsection 8(b) shall affect any rights to indemnification to which Trustees, officers or other personnel of the Trust, and other persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such person.

               The Board of Trustees of the Trust shall take all such action as may be necessary and appropriate to authorize the Trust hereunder to pay the indemnification required by this Subsection 8(b) including, without limitation, to the extent needed, to determine whether the Advisor is entitled to indemnification hereunder and the reasonable amount of any indemnity due it hereunder, or employ independent legal counsel for that purpose.

               8. (c) The provisions contained in Section 8 shall survive the expiration or other termination of this Agreement, shall be deemed to include and protect the Advisor and its directors, officers, employees and agents and shall inure to the benefit of its/their respective successors, assigns and personal representatives.

          The Distribution Agreement with Ultimus Fund Distributors, LLC (the "Distributor") provides that the Distributor, its directors, officers, employees, partners, shareholders and control persons shall not be liable for any error of judgment or mistake of law or for any loss suffered by Registrant in connection with the matters to which the Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of any of such persons in the performance of Distributor's duties or from the reckless disregard by any of such persons of Distributor's obligations and duties under the Agreement. Registrant will advance attorneys' fees or other expenses incurred by any such person in defending a proceeding, upon the undertaking by or on behalf of such person to repay the advance if it is ultimately determined that such person is not entitled to indemnification.

          The Registrant maintains a standard mutual fund and investment advisory professional and directors and officers liability policy. The policy provides coverage to the Registrant and its Trustees and officers. Coverage under the policy includes losses by reason of any act, error, omission, misstatement, misleading statement, neglect or breach of duty. The Registrant may not pay for insurance which protects its Trustees and officers against liabilities arising from action involving willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their offices.

Item 26.  Business and Other Connections of the Investment Adviser
          --------------------------------------------------------
          Lowe, Brockenbrough & Company, Inc. ("LB&C"), 1802 Bayberry Court, Suite 400, Richmond, Virginia 23226, is a registered investment adviser providing general investment advisory services to four series of Registrant: The Jamestown Balanced Fund, The Jamestown Equity Fund, The Jamestown Tax Exempt Virginia Fund and The Jamestown International Equity Fund. LB&C also provides investment advisory services to corporations, trusts, pension and profit sharing plans, other business and institutional accounts, and individuals. The following list sets forth the directors and officers of LB&C and the business and other connections of a substantial nature engaged in at any time during the past two years:


          (i)  Austin Brockenbrough  III--Managing  Director of LB&C
               o  Trustee  of  Registrant  and  Vice  President of The Jamestown Balanced Fund,
                  The  Jamestown Equity Fund, The Jamestown Tax  Exempt Virginia Fund and
                  The Jamestown International Equity Fund

          (ii) Lawrence  B.  Whitlock,  Jr.--Managing  Director of LB&C
               o  Vice President of The Jamestown Balanced Fund and The Jamestown Equity Fund

          (iii) William F. Shumadine, Jr.--Managing Director of LB&C



          (iv) David A. Lyons--Managing Director of LB&C


          (v) Ernest H. Stephenson, Jr.--Vice President and Portfolio Manager of LB&C


          (vi) Charles M. Caravati  III--Managing Director of LB&C
               o  President of The Jamestown International Equity Fund, The Jamestown
                  Balanced Fund and The Jamestown Equity Fund


          (vii)William R. Claiborne--Vice President and Portfolio Manager of LB&C

          (viii) Beth Ann  Gustafson--Vice  President and  Portfolio  Manager of LB&C
               o  President of The Jamestown Tax Exempt Virginia Fund



          Oechsle International Advisors, LLC ("Oechsle International"), One International Place, Boston Massachusetts 02110, is a registered investment adviser which provides investment advisory services and acts as sub-advisor to The Jamestown International Equity Fund. The following list sets forth the directors and officers of Oechsle International and the business and other connections of a substantial nature engaged in at any time during the past two years:

          (i)  Singleton   Keesler--Chief   Investment   Officer  and  Executive
               Managing Principal of Oechsle International

          (ii) Stephen P. Langer--Director of Marketing and Executive Managing Principal of Oechsle International

          (iii) Martin G. Dyer--Director of Compliance for Oechsle International

          (iv) Paula  N.   Drake--General   Counsel  and  Principal  of  Oechsle
               International

          (v) John F. Biagotti--Chief Financial Officer and Principal of Oechsle International

          (vi) Steven H. Schaefer--Managing Principal of Oechsle International

          (vii)Warren  R.   Walker--Executive   Managing  Principal  of  Oechsle
               International

          (viii) Lawrence S. Roche--Chief Operating Officer and Executive Managing Principal of Oechsle International


          Flippin, Bruce & Porter, Inc. ("FBP"), 800 Main Street, Suite 202, Lynchburg, Virginia 24505, is a registered investment adviser providing investment advisory services to two series of Registrant: the FBP Contrarian Balanced Fund and the FBP Contrarian Equity Fund. FBP also provides investment advice to corporations, trusts, pension and profit sharing plans, other business and institutional accounts, and individuals. The following list sets forth the directors and officers of FBP and the business and other connections of a substantial nature engaged in at any time during the past two years:


          (i)  John T. Bruce--Treasurer, Director and member of Executive Committee of FBP
               o  Chairman of the Board of Trustees of Registrant and Vice President of FBP
                  Contrarian Balanced Fund and Contrarian Equity Fund



          (ii) John M. Flippin--President, Director and  member of Executive Committee of FBP
               o  President of FBP Contrarian Balanced Fund and FBP Contrarian Equity Fund

          (iii)Robert Gregory Porter III--Secretary, Director and member of Executive Committee of FBP
               o  Vice President of FBP Contrarian Balanced Fund and FBP Contrarian Equity Fund

          (iv) David J. Marshall--member of Executive Committee of FBP

          (v)  John H. Hanna--member of Executive Committee of FBP

          T. Leavell & Associates, Inc. ("TLA"), 150 Government Street, Mobile, Alabama 36633, is a registered investment adviser providing investment advisory services to three series of Registrant: The Government Street Equity Fund, The Government Street Bond Fund and The Alabama Tax Free Bond Fund. TLA also provides investment advice to corporations, trusts, pension and profit sharing plans, other business and institutional accounts, and individuals. The following list sets forth the directors and officers of TLA and the business and other connections of a material nature engaged in at any time during the past two years:

          (i)  Thomas W. Leavell--President of TLA

          (ii) Dorothy G. Gambill--Secretary and Treasurer of TLA

          (iii)Richard Mitchell--Executive Vice President and Compliance Officer of TLA
               o  Trustee of Registrant and President of The Government Street Equity Fund,
                  The Government Street Bond Fund and The Alabama Tax Free Bond Fund

          (ix) Timothy S. Healy--Vice President of TLA
               o  Vice President of The Alabama Tax Free Bond Fund

          Davenport & Company LLC  ("Davenport"),  One James  Center,  Richmond,
          Virginia 23285, is a registered investment adviser providing investment advisory services to one series of Registrant, The Davenport Equity Fund. Davenport is a registered broker-dealer and also provides investment advice to corporations, trusts, pension and profit sharing plans, other business and institutional accounts, and individuals. The following list sets forth the directors and officers of Davenport and the business and other connections of a material nature engaged in at any time during the past two years:

          (i)  Coleman Wortham III--President, Chief Executive Officer and a Director of Davenport
               o  Vice President of The Davenport Equity Fund

          (ii) John P. Ackerly IV--First Vice President and Portfolio Manager of Davenport
               o  Vice President of The Davenport Equity Fund

          (iii)Joseph L. Antrim  III--Executive Vice President and a Director of Davenport
               o  President of The Davenport Equity Fund

          (iv) Michael S. Beall--Executive Vice President and a Director of Davenport



          (v)  Beverley B. Munford III--Vice Chairman of Davenport

          (vi) David M. West--Senior Vice President,  Director of Research and a Director of Davenport


          (vii)Harry B. Beadell--Senior President and a Director of Davenport


          (viii)Edward R. Lawton,  Jr.--Senior Vice President and a Director of Davenport


          (ix)Joseph L. Keiger  III--Senior  Vice  President  and a Director of Davenport


          (x) E. Trigg  Brown,  Jr.--Senior  Vice  President  and a Director of Davenport


          (xi)James F. Lipscomb,  Jr.--Executive  Vice President and a Director of Davenport

          (xii)Ann  M.  Richmond--Senior  Vice  President  and a  Director  of Davenport

          (xiii)Rodney D.  Rullman--Senior  Vice  President  and a Director of Davenport

          (xiv)Henry L. Valentine II--Chairman and a Director of Davenport

          (xv) Henry L. Valentine  III--Senior  Vice President and a Director of Davenport

          (xvi)Emil O.N. Williams,  Jr.--Senior Vice President and a Director of Davenport

          (xvii)Sigard R. Wendin,  Jr.--First  Vice President and a Director of Davenport


          (xviii)Lucy W.  Hooper--Executive  Vice  President  and a Director of Davenport

          (xix)Robert F.  Mizell--Senior  Vice  President  and a  Director  of Davenport


          (xx)Thomas  E.   Love--Senior   Vice  President  and  a  Director  of Davenport


          (xxi)William  M.  Noftsinger,  Jr.--Senior  Vice  President  and  a Director of Davenport


          (xxii)Victor L.  Harper--Senior  Vice  President  and a Director  of Davenport

          (xxiii)Leon  G.  King--Senior  Vice  President  and a  Director  of Davenport

          (xiv)David  P.  Rose--Senior  Vice  President  and  a  Director  of Davenport

          (xv)W. David Gorsline,  Jr.--Senior  Vice President and a Director of Davenport




Item 27.  Principal Underwriters
          ----------------------


          (a) Ultimus Fund Distributors, LLC (the "Distributor") also acts as the principal underwriter for Hussman Investment Trust, The Shepherd Street Funds, Inc., The Arbitrage Funds, The GKM Funds, UC Investment trust, Valenzuela Capital Trust and Profit Funds Investment Trust, other open-end investment companies.


          (b) The following list sets forth the directors and executive officers of the Distributor. The address of the Distributor and the persons named below is 135 Merchant Street, Suite 230, Cincinnati, Ohio 45246.

                                          Position with                 Position with
                 Name                     Distributor                   Registrant
                 ----                     -----------                   ----------
                 Robert G. Dorsey         President/Managing            Vice President
                                          Director

                 John F. Splain           Secretary/Managing            Secretary
                                          Director

                 Mark J. Seger            Treasurer/Managing            Treasurer
                                          Director


                 Theresa A. Minogue       Vice President                Assistant Treasurer

                 Wade R. Bridge           Vice President                Assistant Secretary

          (c)  Inapplicable

Item 28.  Location of Accounts and Records
          --------------------------------

          Accounts,  books and other  documents  required  to be  maintained  by
          Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder will be maintained by the Registrant its principal executive office located at 135 Merchant Street, Suite 230, Cincinnati, Ohio 45246. Certain records, including records relating to the physical possession of Registrant's securities, may be maintained at the main offices of Registrant's investment advisers and custodians.

Item 29.  Management Services Not Discussed in Parts A or B
          -------------------------------------------------
          Not Applicable

Item 30.  Undertakings
          ------------
          Not Applicable

                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed below on its behalf by the undersigned, thereunto duly authorized, in the City of Lynchburg and State of Virginia on the 30th day of July, 2002.

                                      WILLIAMSBURG INVESTMENT TRUST

                                      By:  /s/  John T. Bruce
                                           -----------------------
                                           John T. Bruce
                                           Chairman

     The term "Williamsburg Investment Trust" means and refers to the Trustees from time to time serving under the Agreement and Declaration of Trust of the Registrant dated July 18, 1988, as amended, a copy of which is on file with the Secretary of State of The Commonwealth of Massachusetts. The obligations of the Registrant hereunder are not binding personally upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Registrant, but bind only the trust property of the Registrant, as provided in the Agreement and Declaration of Trust of the Registrant. The execution of this Registration Statement has been authorized by the Trustees of the Registrant and this Registration Statement has been signed by an authorized officer of the Registrant, acting as such, and neither such authorization by such Trustees nor such execution by such officer shall be deemed to have been made by any of them, but shall bind only the trust property of the Registrant as provided in its Declaration of Trust.

     Pursuant  to  the   requirements  of  the  Securities  Act  of  1933,  this
Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


         Signature                          Title                               Date

/s/  John T. Bruce                          Chairman of                         July 30, 2002
-----------------------------------         the Board and Trustee
John T. Bruce

/s/  Mark J. Seger                          Treasurer                           July 30, 2002
-----------------------------------
Mark J. Seger

Austin Brockenbrough III*                   Trustee                   By:  /s/  John F. Splain
                                                                           -------------------------
Charles M. Caravati, Jr.*                   Trustee                        John F. Splain
                                                                           Attorney-in-fact*
J. Finley Lee, Jr.*                         Trustee                        July 30, 2002

Richard Mitchell*                           Trustee

Richard L. Morrill*                         Trustee

Harris V. Morrissette*                      Trustee

Erwin H. Will, Jr.*                         Trustee

Samuel B. Witt III*                         Trustee


                                INDEX TO EXHIBITS
                                -----------------

(e) (ii) Sub-Distribution Agreements with Ultimus Fund Distributors, LLC and Quasar Distributors, LLC

(j) Consent of Independent Public Accountants

(p) (x)   Code of Ethics of Ultimus Fund Distributors, LLC